UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08690

MassMutual Premier Funds
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA			01111
(Address of principal executive offices)			(Zip code)

Frederick C. Castellani
1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		413-788-8411

Date of fiscal year end:	10/31/2006

Date of reporting period:	10/31/2006

Item 1. Reports to Stockholders.

RETIREMENT SERVICES

MassMutual

Premier Funds

Annual Report, October 31, 2006

INVEST INSURE RETIRE

You can’t predict. You can prepare.®

Table of Contents

Letter to Shareholders	1

Portfolio Manager Reports	3

Portfolio of Investments

MassMutual Premier Money Market Fund	87

MassMutual Premier Short-Duration Bond Fund	89

MassMutual Premier Inflation-Protected Bond Fund	96

MassMutual Premier Core Bond Fund	97

MassMutual Premier Diversified Bond Fund	106

MassMutual Premier Strategic Income Fund	115

MassMutual Premier High Yield Fund	132

MassMutual Premier Balanced Fund	136

MassMutual Premier Value Fund	147

MassMutual Premier Enhanced Index Value Fund	149

MassMutual Premier Enhanced Index Value Fund II	155

MassMutual Premier Enhanced Index Core Equity Fund	161

MassMutual Premier Main Street Fund	167

MassMutual Premier Capital Appreciation Fund	173

MassMutual Premier Core Growth Fund	176

MassMutual Premier Enhanced Index Growth Fund	179

MassMutual Premier Discovery Value Fund (Formerly known as MassMutual Premier Mid-Cap Value Fund)	186

MassMutual Premier Small Capitalization Value Fund	189

MassMutual Premier Main Street Small Cap Fund	192

MassMutual Premier Small Company Opportunities Fund	202

MassMutual Premier Global Fund	215

MassMutual Premier International Equity Fund	218

MassMutual Premier Focused International Fund	222

Statement of Assets and Liabilities	224

Statement of Operations	236

Statement of Changes in Net Assets	242

Financial Highlights	254

Notes to Financial Statements	299

Report of Independent Registered Public Accounting Firm	351

Trustees and Officers (Unaudited)	352

Federal Tax Information (Unaudited)	355

Other Information (Unaudited)	356

This material must be preceded or accompanied by a current prospectus for the MassMutual Premier Funds. Investors should consider a Fund's investment objective, risks, charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

[This page is intentionally left blank.]

MassMutual Premier Funds – Letter to Shareholders

To Our Shareholders

October 31, 2006

Frederick C. Castellani

The performance of the broader market measures in 2006 demonstrates the difficulty of predicting market behavior. MassMutual firmly believes that, rather than trying to anticipate stock market movement, investors may benefit most by staying invested, since markets have historically trended upward over the long term. As always, MassMutual recommends a long-term approach to investing, with a diversification strategy that suits an investor's risk tolerance, financial goals and time horizon.

The Year in Review: Stocks Outpace Bonds

For the 12 months ended October 31, 2006, equities outperformed bonds, against a backdrop of generally rising inflation, seesawing energy prices, a slowing economy and indications of a slowdown in the real estate market. The Dow Jones Industrial AverageSM (the Dow), which measures blue-chip stock activity, returned 15.72% for the period. The technology-laden Nasdaq Composite® Index (Nasdaq) advanced 11.62%, and the S&P 500® Index, a broad measure of U.S. large-cap stock performance, gained 16.33%. But the obvious leader in the equity markets was the MSCI® EAFE® Index, a benchmark for foreign stocks, which advanced 27.52%.*

In the bond market, the Lehman Brothers® Aggregate Bond Index, which measures the U.S. investment-grade fixed-income markets, returned 5.19% for the 12-month period ended October 31, 2006.* Bond investors continued to face the challenges posed by a Federal Reserve (Fed) that remained in a tightening mode during most of this timeframe – with a pause in interest rate increases not coming until August.

Taking a closer look at the year ended October 31, 2006, stocks made upward progress in the fourth quarter of 2005, as investors learned that the U.S. economy grew at a healthy pace of 4.1% in the third quarter. Foreign stocks, as measured by the MSCI EAFE Index, were the global frontrunners.

Turning to the first quarter of 2006, most U.S. stock indexes posted strong gains, although foreign stocks continued to outperform their U.S.-based counterparts. In the fixed-income markets, early estimates placing first quarter economic growth at the robust level of 5.0% caused bond yields to rise and prices to fall. The Lehman Brothers Aggregate Bond Index fell slightly during this period.

The second quarter saw a turnaround in the fortunes of the equity markets worldwide, as investor uncertainty (caused in part by global unrest and rising oil prices) led many of the world's equity markets lower. Meanwhile, with rising inflation and interest rates, bond prices remained on the defensive. The Lehman Brothers Aggregate Bond Index ended the quarter just below the breakeven mark, losing 0.08%.

Stocks and bonds performed well in the third quarter, buoyed by the Fed's decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well, although the impact of currency fluctuations on foreign stocks was somewhat diminished. In most cases, stocks outperformed bonds during the quarter – although moderating inflation readings and expectations of a slowing economy were particularly helpful to the bond market, where Treasuries earned their coupon rate and posted healthy capital gains as well.

In October, which has, in some years, been a challenging month for the equity markets, stocks did extremely well – seemingly benefiting once again from lower energy prices – with the Dow seeing its best monthly advance (3.4%) since November 1995. The bond market, however, saw fits and starts throughout the month, as investors behaved warily in advance of the Fed's October meeting – driving yields on 10-year Treasury notes up to a close of 4.83% on October 23, from 4.62% at the beginning of the month. Bond prices rallied in response to statements from Fed Chairman Ben Bernanke, which some interpreted as a signal that interest rates could be held steady for some time. Signs of economic softness and a more benign inflation outlook stirred safe-haven interest in bonds, which drove prices up and yields down by October's end.

* Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

MassMutual Premier Funds – Letter to Shareholders (Continued)

Real estate . . . and oil

Within the past year, a trickle of data emerged to indicate a slowdown in the residential real estate market. By early fall 2006, those indicators became more prevalent. Data on housing starts and building permits also have been weaker than expected. In September, the National Association of Realtors reported that the median price for existing homes had fallen 1.7% from a year earlier – marking the first year-over-year decline in existing home prices since April 1995. While month-over-month declines in median home prices are not uncommon, the relatively rare year-over-year decreases typically have signaled a more serious slump in the housing market.

These developments are important because consumer spending over the past several years has been driven largely by spiraling home prices and an accommodative interest rate environment engineered by the Fed – both of which had enabled consumers to tap into their increasing home equity through refinancing or home equity loans. With interest rates again on the rise, and housing prices no longer serving as a cash cow, the primary support for consumer spending in the near term likely will come from gains in wages and employment. However, according to the Center for American Progress, average job growth is one-fifth of what it was in previous recoveries and wage growth is flat when taking inflation into account.

On the brighter side, falling energy prices could help soften the blow from the real estate market. Crude oil's decline by the end of September triggered a drop in gas prices at the pump of roughly 50 cents a gallon in only one month. Lower energy prices make a difference to consumers' wallets right away, whereas stagnant home prices often don't have an immediate impact. In fact, many agree that declining energy prices were a factor in the stock market's impressive gains in the third quarter.

Outlook

The strong rebound in stock prices during the four months ended October 31 underscores the importance of a long-term approach to investing. The performance of the broader market measures in 2006 also reminds us of the difficulty of predicting market behavior. MassMutual believes the lesson to be learned by these developments is clear: Rather than trying to anticipate stock market movement, investors may benefit most by staying invested since markets have historically trended upward over the long term. As always, MassMutual recommends a long-term approach to investing, with a diversification strategy that suits an investor's risk tolerance, financial goals and time horizon.

Frederick C. Castellani
President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 11/1/06 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. As always, past performance does not guarantee future results.

MassMutual Premier Money Market Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Money Market Fund – and who is the Fund's sub-adviser?
   This Fund seeks to maximize current income to the extent consistent with liquidity and the preservation of capital by investing in a diversified portfolio of money market instruments. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2006?
   The Fund's Class S shares had a return of 4.42%, slightly trailing the 4.54% return of the Salomon Smith Barney 3-Month Treasury Bill Index.

What was the investment background during the period?
   For the six months ended April 30, 2006, equities outperformed their fixed-income counterparts, as the growth of the U.S. economy and strength in the corporate world provided the stock market with a substantial lift. The S&P 500® Index, a measure of U.S. large-cap stock performance, advanced 9.63% for the six-month period. In the fixed-income arena, the Lehman Brothers® Aggregate Bond Index gained just 0.56%. Bond investors faced numerous challenges during the period, including a Federal Reserve (Fed) that raised the federal funds target rate in 0.25% increments four times – from 3.75% to 4.75%.

During the second quarter of 2006, fixed-income and equity investors alike were again reminded of the power of interest rates, as the bond market (as measured by the Lehman Brothers Aggregate Bond Index) declined 0.08%. Equity investors fared even worse, with the S&P 500 Index shedding 1.44%, and the small-cap Russell 2000® Index declining 5.02%. During the second quarter, many fixed-income investors became encouraged that recent Fed language suggested a near end to interest rate hikes. Subsequently, the bond market rallied strongly during the third quarter, with the Lehman Brothers Aggregate Bond Index advancing 3.81%. During the period, the equity market advanced 5.67%, as measured by the S&P 500 Index.

Finally, in October, which historically, in some years, has been a challenging month for the equity markets, stocks did extremely well, with the Dow seeing its best monthly advance (3.4%) since November 1995. The bond market, however, saw fits and starts throughout October, as investors behaved warily in advance of the Fed's upcoming meeting – driving yields on 10-year Treasury notes up to a close of 4.83% on October 23, from 4.62% at the beginning of the month. Signs of economic softness and a more benign inflation outlook stirred safe-haven interest in bonds, which drove prices up and yields down by October's end.

What factors contributed to the Fund's performance?
   During the fourth quarter of 2005, the yield curve in the bond market continued to flatten – indicating a reduction in the disparity in yields between shorter- and longer-term fixed-income investments – due to persistent upward pressure on short-term yields by the Fed's credit tightening and the relatively flat movement of longer-term yields. As we moved into 2006, the interest rate environment continued to hinder fixed-income performance, causing bond market sentiment to plunge during the first quarter.

During the second quarter, investment-grade corporate bonds were weak, while high-yield and asset-backed securities outperformed. Additionally, the intermediate component of the Treasury sector was fairly strong, while mortgages remained flat. Lower-quality credits did well during the quarter, buoyed by investors' appetite for risk in the first half of the period. International markets, meanwhile, meaningfully shed some of the outsized gains they had been experiencing. The short- and intermediate-term components of the bond market continued to outperform the longer-term issues. In the third quarter, a market rally pushed bond prices up across the board, which, in turn pushed down yields. The yield for 10-year U.S. Treasuries closed the period at 4.64%. In this environment, Treasuries performed strongly, as did virtually all components of the broad market. Credits were also

MassMutual Premier Money Market Fund – Portfolio Manager Report (Continued)

strong, particularly in areas associated with more risk-taking, such as long-term corporate bonds and high-yield bonds. The big stories for the bond market during the quarter involved moderating inflation fears and interest rates. During the period, economic indicators pointed to moderating economic trends in the Consumer Price and Producer Price Indexes. Additionally, while many measures of core inflation remained higher than a year ago, forward-looking measures including oil, gold and other commodities, declined dramatically. While the housing market remained a concern, it didn't appear to be headed for a catastrophic fall. Collectively, these measures provided an improved inflation outlook that allowed the Fed to pause its tightening campaign – a move that gave bond investors a green light to take on more risk, thus driving up prices. Finally, in October, the Fund benefited from its slightly shorter duration in a month of increasing short-term yields.

What is your outlook?
   Looking ahead, we continue to believe in a "soft landing" theory for the economy and we also subscribe to a long-term disinflation view, even though there will likely be some continued short-term inflationary pressure. Taken collectively, we are cautiously optimistic with respect to prospects for interest rates, the economy and bond market performance.

MassMutual Premier Money Market Fund

Asset Allocation

(% of Net Assets) on 10/31/06

Commercial Paper	83.5%
Other Short-Term Investments	17.0%
Other Assets and Liabilities	(0.5%)
100.0%

MassMutual Premier Money Market Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Money Market Fund Class S and Salomon Smith Barney 3-Month Treasury Bill Index.

MassMutual Premier Money Market Fund
Total Return

	One Year 11/1/05 - 10/31/06	Five Year Average Annual 11/1/01 - 10/31/06	Ten Year Average Annual 11/1/96 - 10/31/06
Class S	4.42%	1.97%	3.66%
Salomon Smith Barney 3-Month Treasury Bill Index	4.54%	2.26%	3.68%

Hypothetical Investments in MassMutual Premier Money Market Fund Class A, Class Y and Salomon Smith Barney 3-Month Treasury Bill Index.

MassMutual Premier Money Market Fund
Total Return

	One Year 11/1/05 - 10/31/06	Five Year Average Annual 11/1/01 - 10/31/06	Since Inception Average Annual 1/1/98 - 10/31/06
Class A	4.09%	1.56%	2.95%
Class Y	4.32%	1.87%	3.33%
Salomon Smith Barney 3-Month Treasury Bill Index	4.54%	2.26%	3.47%

Hypothetical Investments in MassMutual Premier Money Market Fund Class L and Salomon Smith Barney 3-Month Treasury Bill Index.

MassMutual Premier Money Market Fund
Total Return

	One Year 11/1/05 - 10/31/06	Five Year Average Annual 11/1/01 - 10/31/06	Since Inception Average Annual 5/3/99 - 10/31/06
Class L	4.35%	1.81%	2.93%
Salomon Smith Barney 3-Month Treasury Bill Index	4.54%	2.26%	3.21%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Salomon Smith Barney 3-Month Treasury Bill Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Treasury Bills are backed by the U.S. Government and offer a fixed rate of return, while the Fund's shares are not guaranteed. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

An investment in the MassMutual Premier Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Short-Duration Bond Fund – and who is the Fund's sub-adviser?
   This Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment-grade fixed-income securities. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2006?
   The Fund's Class S shares returned 4.51%, outpacing the 4.28% return of the Lehman Brothers® 1-3 Year Government Bond Index, an unmanaged index of U.S. government bonds with one to three years remaining to the scheduled payment of principal.

What was the investment background during the period?
   For the six months ended April 30, 2006, equities outperformed their fixed-income counterparts, as the growth of the U.S. economy and strength in the corporate world provided the stock market with a substantial lift. The S&P 500® Index, a measure of U.S. large-cap stock performance, advanced 9.63% for the six-month period. In the fixed-income arena, the Lehman Brothers Aggregate Bond Index gained just 0.56%. Bond investors faced numerous challenges during the period, including a Federal Reserve (Fed) that raised the federal funds target rate in 0.25% increments four times – from 3.75% to 4.75%.

During the second quarter of 2006, speculation regarding inflation and economic growth and their collective impact on future Fed action dominated investor sentiment. During that period, the Lehman Brothers Aggregate Bond Index declined 0.08%. At the start of the second quarter, many fixed-income investors were encouraged that recent Fed language suggested a near end to interest rate hikes; consequently, there was a comfort level in adding to risk and lower-quality credits benefited. In May, however, sentiment shifted and it became apparent that further Fed tightening would occur. Equities and emerging markets underperformed in response and fixed-income investors followed suit, shedding risk in the volatility by moving assets to higher-quality bonds. On June 29, the Fed again raised rates; this time for the 17th consecutive time, to 5.25%. During the third quarter, the bond market rallied strongly, as the Lehman Brothers Aggregate Bond Index advanced 3.81%. Finally, the bond market saw fits and starts throughout the month of October, as investors behaved warily in advance of the upcoming Federal Open Committee Market meeting – driving yields on 10-year Treasury notes up to a close of 4.83% on October 23, from 4.62% at the beginning of the month.

What factors contributed to the Fund's performance?
   During the fourth quarter of 2005, the yield curve in the bond market continued to flatten – indicating a reduction in the disparity in yields between shorter- and longer-term fixed-income investments – due to persistent upward pressure on short-term yields by the Fed's credit tightening and the relatively flat movement of longer-term yields. Adding value to the Fund's results for the quarter was its "barbelled" portfolio structure – which combined cash (short-term) instruments with long-maturity fixed-income instruments. The portfolio outperformed the short end of the yield curve, which lagged as a result of the ongoing Fed monetary tightening.

As we moved into 2006, the interest rate environment continued to hinder fixed-income performance, causing bond market sentiment to plunge during the first quarter. Coming out of 2005, many bond investors had anticipated clear signs of a softening economy – signs that could bring an end to the Fed's tightening stance. Instead, February and March brought a wave of firm economic indicators that hinted at the Fed's continuation of the existing policy. Against this backdrop and with investors' continued appetite for yield, corporate bonds outperformed Treasuries for the first quarter. The Fund's equal to slightly shorter portfolio duration versus the Lehman Brothers 1-3 Year Government Bond Index in the first quarter's continuing rising interest rate environment helped to fuel the Fund's results. The Fund also continued to add value through its barbelled structure of combining cash instruments with longer-duration (7-10 years) corporate issues.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Continued)

In the second quarter, lower-quality credits did well early on, buoyed by investors' appetite for risk in the first half of the period and held on to outperform many investment-grade categories. Additionally, the intermediate component of the Treasury sector was fairly strong, while mortgages remained flat. During the third quarter, Treasury note yields rallied approximately 0.50%, causing additional inversion in the yield curve. The Fund's duration remained very short, as had been the case year to date, due to this continued inversion. Through much of the year, the Fund's relative short duration added value, as interest rates were steadily rising. The pause in the Fed's tightening campaign experienced during the third quarter altered this environment, and this in turn led to relatively flat results for the period relative to the benchmark. Finally, in October, the Fund benefited from its slightly shorter duration in a month of increasing short-term yields.

What is your outlook?
   Looking ahead, we continue to believe in a "soft landing" theory for the economy and we also subscribe to a long-term disinflation view, even though there will likely be some continued short-term inflationary pressure. Taken collectively, we are cautiously optimistic with respect to prospects for bond market performance.

MassMutual Premier Short-Duration Bond

Fund

Quality Structure

(% of Net Assets) on 10/31/06

U.S. Governments, Aaa/AAA	18.7%
Aa/AA	2.2%
A/A	4.4%
Baa/BBB	14.2%
Ba/BB	4.0%
B and Below	0.5%
Short-Term Investments and Other Assets and Liabilities	56.0%
100.0%

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class S and the Lehman Brothers 1-3 Year Government Bond Index.

MassMutual Premier Short-Duration Bond Fund
Total Return

	One Year 11/1/05 - 10/31/06	Five Year Average Annual 11/1/01 - 10/31/06	Ten Year Average Annual 11/1/96 - 10/31/06
Class S	4.51%	3.70%	4.96%
Lehman Brothers 1-3 Year Government Bond Index	4.28%	2.81%	4.81%

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class A, Class A (sales load deducted), Class Y and the Lehman Brothers 1-3 Year Government Bond Index.

MassMutual Premier Short-Duration Bond Fund
Total Return

	One Year 11/1/05 - 10/31/06	Five Year Average Annual 11/1/01 - 10/31/06	Since Inception Average Annual 1/1/98 - 10/31/06
Class A	4.09%	3.27%	4.29%
Class A (Sales load deducted)*	0.45%	2.54%	3.87%
Class Y	4.48%	3.65%	4.68%
Lehman Brothers 1-3 Year Government Bond Index	4.28%	2.81%	4.60%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 3.50% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers 1-3 Year Government Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class L and the Lehman Brothers 1-3 Year Government Bond Index.

MassMutual Premier Short-Duration Bond Fund
Total Return

	One Year 11/1/05 - 10/31/06	Five Year Average Annual 11/1/01 - 10/31/06	Since Inception Average Annual 5/3/99 - 10/31/06
Class L	4.41%	3.54%	4.40%
Lehman Brothers 1-3 Year Government Bond Index	4.28%	2.81%	4.37%

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class N, Class N (CDSC fees deducted), and the Lehman Brothers 1-3 Year Government Bond Index.

MassMutual Premier Short-Duration Bond Fund
Total Return

	One Year 11/1/05 - 10/31/06	Since Inception Average Annual 12/31/2002 - 10/31/06
Class N	3.74%	2.44%
Class N (CDSC fees deducted)*	2.74%	2.44%
Lehman Brothers 1-3 Year Government Bond Index	4.28%	2.17%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers 1-3 Year Government Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Inflation-Protected Bond Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Inflation-Protected Bond Fund – and who is the Fund's sub-adviser?
   This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. The Fund normally invests:

•  at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations;

•  up to 20% of its net assets in non-U.S. holdings, but will normally hedge foreign currency exposure to reduce the risk of loss due to fluctuations in currency exchange rates; and

•  up to 20% of its assets in holdings that are not inflation-indexed.

The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2006?
   The Fund's Class S shares returned 2.63%, underperforming the 2.98% return of the Lehman U.S. Treasury Inflation Note Index, an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds.

How do inflation-indexed bonds protect against inflation?
   Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a fixed coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3% and a security with a par value of $1,000 and a coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The interest payment would be calculated by multiplying $1,030 by 1.75% instead of using the original $1,000 par value to calculate the amount of interest.

What was the investment background during the period?
   During the fourth quarter of 2005, the yield curve in the bond market continued to flatten – indicating a reduction in the disparity in yields between shorter- and longer-term fixed-income investments – due to persistent upward pressure on short-term yields by the Federal Reserve's (Fed's) credit tightening and the relatively flat movement of longer-term yields. Against this backdrop, the bond market, as measured by the Lehman Brothers® Aggregate Bond Index, saw a gain of only 0.59%. As we moved into 2006, the interest rate environment continued to hinder fixed-income performance, causing bond market sentiment to plunge during the first quarter, when the Lehman Brothers Aggregate Bond Index lost 0.65%.

During the second quarter, speculation regarding inflation and economic growth and their collective impact on future Fed action dominated investor sentiment. During that period, the Lehman Brothers Aggregate Bond Index declined 0.08%. At the start of the second quarter, many fixed-income investors were encouraged that recent Fed language suggested a near end to interest rate hikes; consequently, there was a comfort level in adding to risk and lower-quality credits benefited. In May, however, sentiment shifted and it became apparent that further Fed tightening would occur. Equities and emerging markets underperformed in response and fixed-income investors followed suit, shedding risk in the volatility by moving assets to higher-quality bonds. On June 29, the Fed again raised rates; this time for the 17th consecutive time, to 5.25%. During the third quarter, the bond market rallied strongly, as the Lehman Brothers Aggregate Bond Index advanced 3.81%. Finally, the bond market saw fits and starts throughout the month of October, as investors behaved warily in advance of the upcoming Federal Open Committee Market meeting – driving yields on 10-year Treasury notes up to a close of 4.83% on October 23, from 4.62% at the beginning of the month.

What factors contributed to the Fund's performance?
   Treasury Inflation-Protected Securities (TIPS) generally underperformed in the fourth quarter of 2005, with the breakeven inflation rate falling as the year progressed. (The breakeven inflation rate is the rate of inflation that makes the return of TIPS equal to that of nominal Treasuries of the same maturity.) A falling breakeven means that less inflation is needed to equate TIPS to nominal Treasuries.

MassMutual Premier Inflation-Protected Bond Fund – Portfolio Manager Report (Continued)

During the first quarter of 2006, new Fund deposits in a rising interest environment increased the portfolio size. Due to the build-up in incoming money, the Fund's cash position increased and this added value during the quarter. In addition, the Fund was helped by investments in CIPS (corporate inflation-protected securities), which had better valuations than TIPS. In the second quarter, lower-quality credits did well early on, buoyed by investors' appetite for risk in the first half of the period and held on to outperform many investment-grade categories. The Fund performed in line with the benchmark Lehman U.S. Treasury Inflation Note Index during the second quarter. Since the portfolio was closely indexed to the benchmark during the period, the return pattern mirrored the benchmark's return.

In the third quarter, despite being indexed to the benchmark, the Fund slightly trailed the Lehman U.S. Treasury Inflation Note Index. One reason for the lag was that breakeven inflation rates tightened drastically during the third quarter. In a bit of a turnaround in October, the Fund outperformed the benchmark due to its small cash position during a month of increasing yields. The Fund's holdings, however, remained closely aligned with the benchmark's allocations.

What is your outlook?
   Looking ahead, we continue to believe in a "soft landing" theory for the economy and we also subscribe to a long-term disinflation view, although there will likely be some continued short-term inflationary pressure. Taken collectively, we are cautiously optimistic with respect to prospects for bond market performance.

MassMutual Premier Inflation-Protected

Bond Fund

Quality Structure

(% of Net Assets) on 10/31/06

U.S. Governments, Aaa/AAA	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%
100.0%

MassMutual Premier Inflation-Protected Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Inflation-Protected Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Lehman U.S. Treasury Inflation Note Index.

MassMutual Premier Inflation-Protected Bond Fund
Total Return

	One Year 11/1/05 - 10/31/06	Since Inception Average Annual 12/31/03 - 10/31/06
Class S	2.63%	4.18%
Class A	2.07%	3.52%
Class A (Sales load deducted)*	–2.78%	1.76%
Class Y	2.53%	4.05%
Class L	2.29%	3.90%
Class N	1.77%	3.32%
Class N (CDSC fees deducted)*	0.80%	3.32%
Lehman U.S. Treasury Inflation Note Index	2.98%	4.57%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman U.S. Treasury Inflation Note Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Core Bond Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Core Bond Fund – and who is the Fund's sub-adviser?
   This Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment-grade, fixed-income securities. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2006?
   The Fund's Class S shares returned 4.64%, trailing the 5.19% return of the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index.

What was the investment background during the period?
   During the fourth quarter of 2005, the yield curve in the bond market continued to flatten – indicating a reduction in the disparity in yields between shorter- and longer-term fixed-income investments – due to persistent upward pressure on short-term yields by the Federal Reserve's (Fed's) credit tightening and the relatively flat movement of longer-term yields. Against this backdrop, the Lehman Brothers Aggregate Bond Index remained in a tight trading range, ending the quarter with a gain of only 0.59%. As we moved into 2006, the interest rate environment continued to hinder fixed-income performance, causing bond market sentiment to plunge during the first quarter. In this environment, the Lehman Brothers Aggregate Bond Index lost 0.65% for the first quarter.

During the second quarter, speculation regarding inflation and economic growth and their collective impact on future Fed action dominated investor sentiment. During that period, the bond market, as measured by the Lehman Brothers Aggregate Bond Index, declined 0.08%. At the start of the second quarter, many fixed-income investors were encouraged that recent Fed language suggested a near end to interest rate hikes; consequently, there was a comfort level in adding to risk and lower-quality credits benefited. In May, however, sentiment shifted and it became apparent that further Fed tightening would occur. Equities and emerging markets underperformed in response and fixed-income investors followed suit, shedding risk in the volatility by moving assets to higher-quality bonds. On June 29, the Fed raised rates for the 17th consecutive time, to 5.25%. During the third quarter, the bond market rallied strongly in an about-face that defied the unclear expectations set after the late June interest rate increase – specifically, the bond market, as measured by the Lehman Brothers Aggregate Bond Index, advanced 3.81%. Results were even more favorable for the lower-rated corporate bond segment, with the Lehman U.S. Corporate High Yield Index gaining 4.07%.

The bond market saw fits and starts throughout the month of October, as investors behaved warily in advance of the upcoming Federal Open Committee Market meeting – driving yields on 10-year Treasury notes up to a close of 4.83% on October 23, from 4.62% at the beginning of the month.

What factors contributed to the Fund's performance?
   Investment-grade corporate bonds and mortgages posted lackluster returns during the fourth quarter, and both underperformed Treasuries. As 2005 came to a close, the Fund benefited from a reduced exposure to long-maturity corporate bonds and an underweight position in the mortgage sector. As a result of investors' continued appetite for yield, corporate bonds and mortgages outperformed Treasuries in the first quarter of 2006. During the period, the Fund found strength in its exposure to corporate credits, which continued to outperform Treasuries. Detracting from results, however, was the Fund's underweight position in mortgages.

During the second quarter, the Fund made a conscious effort to reduce risk by trimming corporate bond weightings, which, along with the Fund's underweight position in mortgages, added value during the period. The Fund also moved to higher-quality issues in the corporate sector – although this detracted modestly from results, as lower-quality corporate tiers outperformed. Turning to the third quarter, the Fund was again hurt somewhat by the strong performance of lower-quality bonds. Credits did extremely well, particularly longer issues. In addition, although a few of the Fund's yield

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Continued)

curve-related trades ultimately detracted from results, the upside was that the Fund's risk reduction moves resulted in little to no exposure to poorly performing housing-related issues.

In October, interest rates were little changed, though all non-U.S. Treasury sectors lifted as investors raised portfolio allocations to riskier assets. Lower-quality and longer-maturity corporate bonds did particularly well, providing a mixed blessing to the Fund, as the portfolio was overweighted in credit sectors, generally down in quality but largely in shorter-maturity issues. We also raised our allocation to mortgages (amid better relative valuations) and high-grade corporate bonds, on evidence that overall economic and market conditions in the near term could be generally favorable.

What is your outlook?
   Looking ahead, we continue to believe in a "soft landing" theory for the economy and we also subscribe to a long-term disinflation view, even though there will likely be some continued short-term inflationary pressure. Taken collectively, we are cautiously optimistic with respect to prospects for interest rates, the economy and bond market performance.

MassMutual Premier Core Bond Fund

Quality Structure

(% of Net Assets) on 10/31/06

U.S. Governments, Aaa/AAA	67.4%
Aa/AA	2.2%
A/A	5.3%
Baa/BBB	14.4%
Ba/BB	4.4%
B and Below	0.2%
Short-Term Investments and Other Assets and Liabilities	6.1%
100.0%

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Core Bond Fund Class S and the Lehman Brothers Aggregate Bond Index.

MassMutual Premier Core Bond Fund
Total Return

	One Year 11/1/05 - 10/31/06	Five Year Average Annual 11/1/01 - 10/31/06	Ten Year Average Annual 11/1/96 - 10/31/06
Class S	4.64%	4.38%	5.90%
Lehman Brothers Aggregate Bond Index	5.19%	4.51%	6.26%

Hypothetical Investments in MassMutual Premier Core Bond Fund Class A, Class A (sales load deducted), Class Y and the Lehman Brothers Aggregate Bond Index.

MassMutual Premier Core Bond Fund
Total Return

	One Year 11/1/05 - 10/31/06	Five Year Average Annual 11/1/01 - 10/31/06	Since Inception Average Annual 1/1/98 - 10/31/06
Class A	4.31%	3.95%	5.03%
Class A (Sales load deducted)*	–0.65%	2.94%	4.45%
Class Y	4.60%	4.31%	5.41%
Lehman Brothers Aggregate Bond Index	5.19%	4.51%	5.91%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Core Bond Fund Class L and the Lehman Brothers Aggregate Bond Index.

MassMutual Premier Core Bond Fund
Total Return

	One Year 11/1/05 - 10/31/06	Five Year Average Annual 11/1/01 - 10/31/06	Since Inception Average Annual 5/3/99 - 10/31/06
Class L	4.55%	4.21%	5.26%
Lehman Brothers Aggregate Bond Index	5.19%	4.51%	5.84%

Hypothetical Investments in MassMutual Premier Core Bond Fund Class N, Class N (CDSC fees deducted) and the Lehman Brothers Aggregate Bond Index.

MassMutual Premier Core Bond Fund
Total Return

	One Year 11/1/05 - 10/31/06	Since Inception Average Annual 12/31/02 - 10/31/06
Class N	3.86%	3.12%
Class N (CDSC fees deducted)*	2.86%	3.12%
Lehman Brothers Aggregate Bond Index	5.19%	3.78%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Diversified Bond Fund – and who is the Fund's sub-adviser?
   This Fund seeks a superior total rate of return by investing in fixed-income instruments. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2006?
   The Fund's Class S shares returned 5.06%, slightly trailing the 5.19% return of the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index.

What was the investment background during the period?
   During the fourth quarter of 2005, the yield curve in the bond market continued to flatten – indicating a reduction in the disparity in yields between shorter- and longer-term fixed income investments – due to persistent upward pressure on short-term yields by the Federal Reserve's (Fed's) credit tightening and the relatively flat movement of longer-term yields. Against this backdrop, the Lehman Brothers Aggregate Bond Index remained in a tight trading range, ending the quarter with a gain of only 0.59%. As we moved into 2006, the interest rate environment continued to hinder fixed-income performance, causing bond market sentiment to plunge during the first quarter. In this environment, the Lehman Brothers Aggregate Bond Index lost 0.65% for the first quarter.

  During the second quarter, speculation regarding inflation and economic growth and their collective impact on future Fed action dominated investor sentiment. During that period, the bond market, as measured by the Lehman Brothers Aggregate Bond Index, declined 0.08%. At the start of the second quarter, many fixed-income investors were encouraged that recent Fed language suggested a near end to interest rate hikes; consequently, there was a comfort level in adding to risk and lower-quality credits benefited. In May, however, sentiment shifted and it became apparent that further Fed tightening would occur. Equities and emerging markets underperformed in response and fixed-income investors followed suit, shedding risk in the volatility by moving assets to higher-quality bonds. On June 29, the Fed again raised rates; this time for the 17th consecutive time, to 5.25%. During the third quarter, the bond market rallied strongly in an about-face that defied the unclear expectations set after the late June interest rate increase – specifically, the bond market, as measured by the Lehman Brothers Aggregate Bond Index, advanced 3.81%. Results were even more favorable for the lower-rated corporate bond segment, with the Lehman U.S. Corporate High Yield Index gaining 4.07%.

  The bond market saw fits and starts throughout the month of October, as investors behaved warily in advance of the upcoming Federal Open Committee Market meeting – driving yields on 10-year Treasury notes up to a close of 4.83% on October 23, from 4.62% at the beginning of the month.

What factors contributed to the Fund's performance?
   Investment-grade corporate bonds and mortgages posted lackluster returns during the fourth quarter, and both underperformed Treasuries. During the quarter, the Fund profited from its reduced exposure to long-maturity corporate bonds. The Fund was positioned instead with corporate credit risk in the short- and intermediate-maturity spaces. Also contributing to results was an underweight position in the mortgage sector. As a result of investors' continued appetite for yield, corporate bonds and mortgages outperformed Treasuries in the first quarter of 2006. During the period, the Fund found strength in its exposure to corporate credits, particularly the strong-performing, high-yield tiers. The Fund's underweight position in mortgages hampered results, although the Fund's mortgage composition did add value during the period.

  During the second quarter, the Fund made a conscious effort to reduce risk by trimming corporate bond weightings, which, along with the Fund's underweight position in mortgages, added value during the period. The Fund also moved to higher-quality issues in the corporate sector – although this

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Continued)

detracted modestly from results, as lower-quality corporate bonds outperformed. Turning to the third quarter, the Fund was again hurt somewhat by the strong performance of lower-quality bonds. Credits did extremely well, particularly longer issues. In addition, although a few of the Fund's yield-curve-related trades ultimately detracted from results, the upside was that the Fund's risk reduction moves resulted in little to no exposure to poorly performing housing-related issues.

  In October, interest rates were little changed, though all non-U.S. Treasury sectors lifted as investors raised portfolio allocations to riskier assets. Lower-quality and longer-maturity corporate bonds did particularly well, providing a mixed blessing to the Fund, as the portfolio was overweight in credit sectors, generally down in quality but largely in shorter-maturity issues. We also raised our allocation to mortgages (amid better relative valuations) and high-grade corporate bonds, on evidence that overall economic and market conditions in the near term could be generally favorable.

What is your outlook?
   Looking ahead, we continue to believe in a "soft landing" theory for the economy and we also subscribe to a long-term disinflation view, even though there will likely be some continued short-term inflationary pressure. Taken collectively, we are cautiously optimistic with respect to prospects for interest rates, the economy and bond market performance.

MassMutual Premier Diversified Bond Fund

Quality Structure

(% of Net Assets) on 10/31/06

U.S. Governments, Aaa/AAA	67.9%
Aa/AA	2.3%
A/A	4.7%
Baa/BBB	12.6%
Ba/BB	2.8%
B and Below	5.5%
Short-Term Investments and Other Assets and Liabilities	4.2%
100.0%

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Lehman Brothers Aggregate Bond Index.

MassMutual Premier Diversified Bond Fund
Total Return

	One Year 11/1/05 - 10/31/06	Five Year Average Annual 11/1/01 - 10/31/06	Since Inception Average Annual 5/3/99 - 10/31/06
Class S	5.06%	5.20%	5.50%
Class A	4.72%	4.79%	5.08%
Class A (Sales load deducted)*	–0.26%	3.77%	4.40%
Class Y	4.91%	5.14%	5.42%
Class L	4.91%	5.09%	5.34%
Lehman Brothers Aggregate Bond Index	5.19%	4.51%	5.84%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class N, Class N (CDSC fees deducted) and the Lehman Brothers Aggregate Bond Index.

MassMutual Premier Diversified Bond Fund
Total Return

	One Year 11/1/05 - 10/31/06	Since Inception Average Annual 12/31/02 - 10/31/06
Class N	4.35%	4.23%
Class N (CDSC fees deducted)*	3.35%	4.23%
Lehman Brothers Aggregate Bond Index	5.19%	3.78%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Strategic Income Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Strategic Income Fund – and who is the Fund's sub-adviser?
   This Fund seeks high current income by investing mainly in fixed-income debt securities. The Fund's sub-adviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended October 31, 2006?
   The Fund's Class S shares returned 6.67%, outperforming the 5.19% return of the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index, and the 5.12% return of the Citigroup World Government Bond Index, an unmanaged index of debt securities of major foreign government bond markets.

What was the investment background during the period?
   During the fourth quarter of 2005, the yield curve in the bond market continued to flatten – indicating a reduction in the disparity in yields between shorter- and longer-term fixed-income investments – due to persistent upward pressure on short-term yields by the Federal Reserve's (Fed's) credit tightening and the relatively flat movement of longer-term yields. As we moved into 2006, the interest rate environment continued to hinder fixed-income performance, causing bond market sentiment to plunge during the first quarter.

  During the second quarter, speculation regarding inflation and economic growth and their collective impact on future Fed action dominated investor sentiment. During that period, the bond market, as measured by the Lehman Brothers Aggregate Bond Index, declined 0.08%. At the start of the second quarter, many fixed-income investors were encouraged that recent Fed language suggested a near end to interest rate hikes; consequently, there was a comfort level in adding to risk and lower-quality credits benefited. In May, however, sentiment shifted and it became apparent that further Fed tightening would occur. Equities and emerging markets underperformed in response and fixed-income investors followed suit, shedding risk in the volatility by moving assets to higher-quality bonds. On June 29, the Fed again raised rates; this time for the 17th consecutive time, to 5.25%. During the third quarter, the bond market rallied strongly in an about-face that defied the unclear expectations set after the late June interest rate increase – specifically, the bond market, as measured by the Lehman Brothers Aggregate Bond Index, advanced 3.81%. Results were even more favorable for the lower-rated corporate bond segment, with the Lehman U.S. Corporate High Yield Index gaining 4.07%.

  The bond market saw fits and starts throughout the month of October, as investors behaved warily in advance of the upcoming Federal Open Committee Market meeting – driving yields on 10-year Treasury notes up to a close of 4.83% on October 23, from 4.62% at the beginning of the month.

What factors contributed to the Fund's performance?
   Throughout the fourth quarter of 2005, the Fund maintained an overweight position in the international sector and underweights in the high-yield and U.S. government sectors. 2005 marked a strong year for the U.S. dollar, which maintained its strength throughout most of the year after three consecutive years of weakness. During the fourth quarter, we capitalized on attractive yield opportunities in emerging market currencies, such as Brazil and Mexico – which ultimately more than offset the Fund's currency losses. In the high-yield market, higher-credit issues fared relatively well. CCC-rated bonds recovered somewhat in December from the previous month's decline; however, they remained the worst-performing segment. Turning to the first quarter of 2006, the Fund once again held an overweight position in the international sector and underweight positions in the high-yield and U.S. government sectors. At the same time, the Fund held an overweight position in emerging markets and was underweight in developed markets. CCC-rated securities generated the best performance among the various credit segments, although the Fund was underexposed to these issuers. However, that fact was largely mitigated by good security selection in various sectors, including niche manufacturing, packaging, forest products and technology.

MassMutual Premier Strategic Income Fund – Portfolio Manager Report (Continued)

  In the second quarter, we reduced risk in general in the international sector. In the high-yield sector, the higher-quality BB-rated U.S. corporate securities underperformed their lower-credit counterparts on average in the first two months of the quarter, even as global risk aversion began to take hold in May. The Fund's higher-quality bias did not help. While we entered the second quarter with a slight underweight to the mortgage sector as a whole, we added to existing positions and ended the period with a slight overweight allocation. The portfolio ended the third quarter with an overweight position in the international sector and underweight positions in the high-yield and U.S. government sectors. For the month of October, the Fund reversed course, holding an underweight position in the international sector – and overweight allocations to the high-yield and U.S. government sectors.

What is your outlook?
   We expect real returns on bonds in the U.S. over the coming years to provide a fair real rate of return and inflation expectations to remain roughly in line with actual inflation. In the meantime, we will seek to remain vigilant about interest rates and will look for compelling opportunities to structure the portfolio appropriately to help navigate whatever market conditions emerge in both the short and long term.

MassMutual Premier Strategic Income Fund

Asset Allocation

(% of Net Assets) on 10/31/06

Bonds & Notes	95.2%
Equities	0.9%
Swaps	0.2%
Purchased Options	0.0%
Written Options	0.0%
Forward Currency Contracts	(0.2%)
Futures	(0.0%)
Short-Term Investments and Other Assets and Liabilities	3.9%
100.0%

MassMutual Premier Strategic Income Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Strategic Income Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Lehman Brothers Aggregate Bond Index and the Citigroup World Government Bond Index.

MassMutual Premier Strategic Income Fund
Total Return

	One Year 11/1/05 - 10/31/06	Since Inception Average Annual 12/31/04 - 10/31/06
Class S	6.67%	3.97%
Class A	6.15%	3.47%
Class A (Sales load deducted)*	1.11%	0.77%
Class Y	6.68%	3.92%
Class L	6.46%	3.75%
Class N	6.01%	3.28%
Class N (CDSC fees deducted)*	5.01%	3.28%
Lehman Brothers Aggregate Bond Index	5.19%	3.47%
Citigroup World Government Bond Index	5.12%	–1.03%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index and the Citigroup World Government Bond Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier High Yield Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier High Yield Fund – and who is the Fund's sub-adviser?
   This Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high-yield debt and related securities. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2006?
   The Fund's Class S shares returned 10.17%, trailing the 10.31% return of the Lehman Brothers® U.S. Corporate High Yield Index, which covers the universe of fixed-rate, non-investment-grade debt from the corporate and non-corporate sectors.

What was the investment background during the period?
   During the fourth quarter of 2005, the yield curve in the bond market continued to flatten – indicating a reduction in the disparity in yields between shorter- and longer-term fixed income investments – due to persistent upward pressure on short-term yields by the Federal Reserve's (Fed's) credit tightening and the relatively flat movement of longer-term yields. During this timeframe, the high-yield market outperformed the investment-grade corporate credit sector, while underperforming emerging markets and the S&P 500® Index. In the first quarter of 2006, corporate bonds, particularly high yield, posted strong results and proved to be one of the most rewarding areas for fixed-income investors. High-yield bonds also outperformed emerging markets and investment-grade credit during the period.

  During the second quarter, speculation regarding inflation and economic growth and their collective impact on future Fed action dominated investor sentiment. During that period, the bond market, as measured by the Lehman Brothers Aggregate Bond Index, declined 0.08%. At the start of the second quarter, many fixed-income investors were encouraged that recent Fed language suggested a near end to interest rate hikes; consequently, there was a comfort level in adding to risk and lower-quality credits benefited. In May, however, sentiment shifted and it became apparent that further Fed tightening would occur. Equities and emerging markets underperformed in response and fixed-income investors followed suit, shedding risk in the volatility by moving assets to higher-quality bonds. On June 29, the Fed again raised rates; this time for the 17th consecutive time, to 5.25%. During the third quarter, the bond market rallied strongly in an about-face that defied the unclear expectations set after the late June interest rate increase – specifically, the bond market, as measured by the Lehman Brothers® Aggregate Bond Index, advanced 3.81%. Results were even more favorable for the lower-rated corporate bond segment, with the Lehman Brothers U.S. Corporate High Yield Index gaining 4.07%.

  The bond market saw fits and starts throughout the month of October, as investors behaved warily in advance of the upcoming Federal Open Committee Market meeting – driving yields on 10-year Treasury notes up to a close of 4.83% on October 23, from 4.62% at the beginning of the month.

What factors contributed to the Fund's performance?
   In the final months of 2005, the Fund benefited from an underweight position in the poor-performing automotive sector. Additionally, underweight positions in certain large issuers added value. Detracting from results were holdings in the packaging sector, which underperformed during the quarter. In the first quarter of 2006, the Fund was helped by a relative overweight position in single-B credits. Sector and security selection within the single-B component also added value during the period. Detracting moderately from Fund results during the quarter was a relative underweight position in the automotive sector.

  In the second quarter, Fund results were helped by an overweight in the middle-quality high-yield tiers. Higher-quality high-yield tiers underperformed during the quarter and lower-quality tiers outperformed; consequently, the Fund's emphasis in the middle of the quality spectrum proved beneficial. Additionally, security selection across the Fund's portfolio was largely favorable and overweight positions in cable and medical issues added value. Detracting from results for the quarter

MassMutual Premier High Yield Fund – Portfolio Manager Report (Continued)

were underweight positions in the strong-performing automotive and airline sectors. In the third quarter, the Fund struggled due, in large part, to the spectacular performance of General Motors and Ford bonds – an area where the Fund held an underweight position. The two names each represent approximately 6% of the benchmark Lehman Brothers U.S. Corporate High Yield Index – a fact which significantly boosted the index's quarterly return.

  Finally, in October, the Fund outperformed the benchmark, helped primarily by strong performance by Charter Communications. Packaging and independent energy were both strong-performing industries that boosted the Fund's results during the month.

What is your outlook?
   Looking ahead, we continue to believe in a "soft landing" theory for the economy and we also subscribe to a long-term disinflation view, even though there will likely be some continued short-term inflationary pressure. Taken collectively, we are cautiously optimistic with respect to prospects for interest rates, the economy and bond market performance.

MassMutual Premier High Yield Fund

Quality Structure

(% of Net Assets) on 10/31/06

Baa/BBB	1.3%
Ba/BB	14.1%
B/B	56.7%
Below B/B	21.6%
Short-Term Investments and Other Assets and Liabilities	6.3%
100.0%

MassMutual Premier High Yield Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier High Yield Fund Class Y and the Lehman Brothers U.S. Corporate High Yield Index.

MassMutual Premier High Yield Fund
Total Return

	One Year 11/1/05 - 10/31/06	Five Year Average Annual 11/1/01 - 10/31/06	Since Inception Average Annual 9/5/00 - 10/31/06
Class Y	10.15%	11.44%	8.86%
Lehman Brothers U.S. Corporate High Yield Index	10.31%	10.27%	7.47%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers U.S. Corporate High Yield Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier High Yield Fund Class S, Class A, Class A (sales load deducted), Class L, Class N, Class N (CDSC fees deducted) and the Lehman Brothers U.S. Corporate High Yield Index.

MassMutual Premier High Yield Fund
Total Return

	One Year 11/1/05 - 10/31/06	Since Inception Average Annual 11/1/04 - 10/31/06
Class S	10.17%	7.02%
Class A	9.64%	6.56%
Class A (Sales load deducted)*	3.34%	3.45%
Class L	9.97%	6.83%
Class N	9.29%	6.23%
Class N (CDSC fees deducted)*	8.29%	6.23%
Lehman Brothers U.S. Corporate High Yield Index	10.31%	7.15%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers U.S. Corporate High Yield Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Balanced Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Balanced Fund – and who is the Fund's sub-adviser?
   This Fund seeks to achieve a high total rate of return over an extended period of time, consistent with the preservation of capital, by investing in a diversified portfolio of equity securities, fixed-income securities and money market instruments. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2006?
   The Fund's Class S shares returned 12.12%, underperforming the 16.33% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies, and the 12.30% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. Conversely, the Fund's Class S shares outpaced the 5.19% return of the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index.

What was the investment background during the period?
   U.S. equity markets rallied to post slight gains for the fourth quarter of 2005, as the year ended with nearly all economic indicators moving in a positive direction. Domestic equity markets surged upward in the first quarter, with small-cap stocks leading the way; bonds languished, losing 0.65% for the period. Dominating equity and bond market concerns over the first quarter was the lingering question of the future direction of interest rates.

  During the second quarter, the Federal Reserve (Fed) increased the federal funds rate for the 17th consecutive time. In the third quarter, however, a pause by the Fed in its tightening campaign provided the major catalyst for a strong equity market rebound as September 30 approached. After 17 straight federal funds rate increases, the Fed held rates steady at its August and September Federal Open Market Committee meetings.

  In October, which historically, in some years, has been a challenging month for the equity markets, stocks did extremely well – seemingly benefiting once again from lower energy prices – with the Dow Jones Industrial AverageSM seeing its best monthly advance (3.4%) since November 1995. The bond market, however, saw fits and starts throughout the month, as investors behaved warily in advance of the Fed's October meeting – driving yields on 10-year Treasury notes up to a close of 4.83% on October 23, from 4.62% at the beginning of the month.

How did the Fund's stock component perform?
   Of the factors the Fund tracks in the S&P 500 universe, the best-performing during the fourth quarter of 2005 was price-to-earnings to growth rate. The most relevant factor during the first quarter of 2006 was the Fund's exposure to high-risk, low-quality stocks and exposure to late cycle growth.

  In the second quarter, the Fund favored growth strategies, such as growth at a reasonable price, since valuation disparities remained compressed – meaning we could buy growth companies at similar valuations as slower growth value names. Unfortunately, this strategy was not profitable, although what did work for the Fund were its value strategies, as the traditional outperformance of value in the late portion of the business cycle held true to form. The Fund's results in the third quarter were affected by the outperformance of large-cap stocks relative to small-caps.

  Finally, there was an eclectic mix of variables that outperformed in October. Growth variables generally did better than their value counterparts and the poor performance of momentum variables continued. Small-cap issues outperformed their large-cap counterparts and beta – the performance of stocks typically demonstrating a higher level of volatility than the broad market – was one of the best-performing factors.

MassMutual Premier Balanced Fund – Portfolio Manager Report (Continued)

How did the bond portfolio perform?
   In the fourth quarter, the Fund benefited from a reduced exposure to long-maturity corporate bonds and an underweight position in the mortgage sector. The Fund's bond component during the first quarter of 2006 benefited from its exposure to corporate credits, which continued to outperform Treasuries. Hampering the Fund during the period was its underweight position in mortgages, another sector that outperformed Treasuries. During the second quarter, the Fund made a conscious effort to reduce risk by trimming corporate bond weightings, which ultimately added value. The Fund also moved to higher-quality issues in the corporate sector. This detracted modestly from results, as lower-quality corporate tiers outperformed. In the third quarter, the Fund was again hurt somewhat by the strong performance of lower-quality bonds. Credits did extremely well, particularly longer issues. On the upside, the Fund's risk reduction strategy resulted in little to no exposure to poorly performing housing-related issues.

  In October, interest rates were little changed, though all spread sectors lifted sharply as investors raised portfolio allocations to riskier assets. Lower-quality and longer-maturity corporate bonds did particularly well, providing a mixed blessing to the Fund, as the portfolio held an overweight position in credit sectors, generally down in quality but largely in shorter-maturity issues. We also raised our allocation to mortgages (amid better relative valuations) and high-grade corporate bonds, on evidence that overall economic and market conditions in the near term could be generally favorable.

What is your outlook?
   Currently, the environment looks to be similar to the low growth, low inflation environment that characterized the late 1990s. Moving forward, there is ample evidence that the market is back to pricing in disinflation, but there is conflicting evidence whether the economy will continue to expand. With respect to the stock portfolio, these times usually mean a shift in factor performance in our quantitative models, so less stock-specific risk in the Fund is preferred to more in the short term. For the bond portfolio, we continue to watch for more rapid declines in fundamental economic activity and an upward inflation shock – either of which would be negative for bonds. Overall, we will continue to search for compelling values in securities for both components of the portfolio.

MassMutual Premier Balanced Fund

Asset Allocation

(% of Net Assets) on 10/31/06

Equities	60.6%
Bonds & Notes	26.6%
Purchased Options	0.1%
Written Options	0.0%
Futures	0.0%
Swaps	(0.0%)
Short-Term Investments and Other Assets and Liabilities	12.7%
100.0%

MassMutual Premier Balanced Fund

Largest Stock Holdings (10/31/06)

Exxon Mobil Corp.

General Electric Co.

Microsoft Corp.

Citigroup, Inc.

Bank of America Corp.

The Procter & Gamble Co.

Johnson & Johnson

Pfizer, Inc.

American International Group, Inc.

JP Morgan Chase & Co.

MassMutual Premier Balanced Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Balanced Fund Class S, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Premier Balanced Fund
Total Return

	One Year 11/1/05 - 10/31/06	Five Year Average Annual 11/1/01 - 10/31/06	Ten Year Average Annual 11/1/96 - 10/31/06
Class S	12.12%	6.16%	5.17%
Lipper Balanced Fund Index	12.30%	6.93%	7.51%
Lehman Brothers Aggregate Bond Index	5.19%	4.51%	6.26%
S&P 500 Index	16.33%	7.25%	8.64%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Balanced Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Balanced Fund Class A, Class A (sales load deducted), Class Y, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Premier Balanced Fund
Total Return

	One Year 11/1/05 - 10/31/06	Five Year Average Annual 11/1/01 - 10/31/06	Since Inception Average Annual 1/1/98 - 10/31/06
Class A	11.47%	5.56%	2.91%
Class A (Sales load deducted)*	5.06%	4.32%	2.22%
Class Y	11.90%	5.97%	3.31%
Lipper Balanced Fund Index	12.30%	6.93%	5.92%
Lehman Brothers Aggregate Bond Index	5.19%	4.51%	5.91%
S&P 500 Index	16.33%	7.25%	5.68%

Hypothetical Investments in MassMutual Premier Balanced Fund Class L, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Premier Balanced Fund
Total Return

	One Year 11/1/05 - 10/31/06	Five Year Average Annual 11/1/01 - 10/31/06	Since Inception Average Annual 5/3/99 - 10/31/06
Class L	11.86%	5.82%	1.67%
Lipper Balanced Fund Index	12.30%	6.93%	4.32%
Lehman Brothers Aggregate Bond Index	5.19%	4.51%	5.84%
S&P 500 Index	16.33%	7.25%	2.02%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Balanced Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Balanced Fund Class N, Class N (CDSC fees deducted), the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index.

MassMutual Premier Balanced Fund
Total Return

	One Year 11/1/05 - 10/31/06	Since Inception Average Annual 12/31/02 - 10/31/06
Class N	11.03%	9.35%
Class N (CDSC fees deducted)*	10.03%	9.35%
Lipper Balaned Fund Index	12.30%	11.08%
Lehman Brothers Aggregate Bond Index	5.19%	3.78%
S&P 500 Index	16.33%	14.45%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Value Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Value Fund – and who is the Fund's sub-adviser?
   This Fund seeks to achieve long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies. The Fund's sub-adviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2006?
   The Fund's Class S shares returned 14.00%, underperforming the 16.33% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund's 14.00% return also trailed the 21.46% return of the Russell 1000® Value Index, an unmanaged index representative of stocks with greater-than-average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization.

What was the investment background during the period?
   U.S. equity markets rallied to post slight gains for the fourth quarter of 2005. The year ended with nearly all economic indicators moving in a positive direction. In the first quarter of 2006, most U.S. stock indexes posted strong gains, as solid growth in corporate profits and signs of a rebound in overall economic activity helped to boost share prices.

Financial markets were volatile in the second quarter, reflecting a crosscurrent of data that complicated both the near-term economic and inflation pictures. Ultimately, however, the markets were encouraged by the Federal Open Market Committee's statement on June 29, which offered some solace in its more relaxed tone regarding monetary policy – causing a consensus in the investment community that an end to the Fed's tightening phase was near. In the third quarter, both stocks and bonds performed well, buoyed by the Federal Reserve's (Fed's) decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. In most cases, stocks outperformed bonds – although moderating inflation readings and expectations of a slowing economy were particularly helpful to the bond market.

Finally, in October, which historically, in some years, has been a challenging month for the equity markets, stocks did extremely well – seemingly benefiting once again from lower energy prices – with the Dow Jones Industrial AverageSM seeing its best monthly advance (3.4%) since November 1995. The bond market, however, saw fits and starts throughout the month, as investors behaved warily in advance of the Fed's October meeting – driving yields on 10-year Treasury notes up to a close of 4.83% on October 23, from 4.62% at the beginning of the month.

What factors contributed to the Fund's performance?
   The Fund's sector positioning versus the Russell 1000 Value Index proved to be the main drag on relative results during the fourth quarter. An overweight position relative to that index in consumer staples names and an underweight position in the strong-performing financial services sector detracted from results. Also hampering returns was stock selection in the materials/processing and producer durables sectors. Areas of strength for the Fund during the period were autos/transportation and health care. During the first quarter, the best-performing sector of the Russell 1000 Value Index was telecommunications, which rose 14.5%. The Fund's underweight position in this sector, coupled with its lack of exposure to traditional telecommunication providers, such as the strong-performing Baby Bells, dragged down results for the period. The largest detractor relative to the Russell 1000 Value Index was the Fund's less-than-favorable stock selection in the technology sector, one of the better performers for the benchmark.

The information technology sector was weak during the second quarter, which contributed to the Fund's underperformance. Positive contributions stemmed from our exposure to the financial and consumer discretionary sectors. Turning to the third quarter, energy and consumer discretionary provided more relative contribution than any other sectors, mostly due to favorable stock selection. Conversely, in financials, the portfolio primarily suffered from weak returns in Countrywide Financial

MassMutual Premier Value Fund – Portfolio Manager Report (Continued)

(investor mortgage worries) and Capital One Financial (worries about the consumer). It's worth noting, however, that both securities made strong comebacks in September.

Lastly, in October, key reasons for the Fund's underperformance relative to the Russell 1000 Value Index were its holdings in the consumer discretionary, financials and materials sectors. The Fund's investments in the consumer staples, information technology and industrials sectors outperformed on a relative basis.

What is your outlook?
   We believe we are heading into a profit deceleration environment and a slowing economic cycle – an environment in which higher-quality companies may tend to outperform lower-quality companies and growth may outperform value. Consequently, we will seek to remain committed to disciplined stock selection as we strive to achieve excess returns without taking undue risk.

MassMutual Premier Value Fund

Industry Table

(% of Net Assets) on 10/31/06

Banking, Savings & Loans	18.6%
Energy	9.2%
Insurance	7.3%
Commercial Services	6.0%
Electrical Equipment & Electronics	5.9%
Aerospace & Defense	5.9%
Broadcasting, Publishing & Printing	5.7%
Electric Utilities	5.4%
Tobacco	5.0%
Prepackaged Software	4.5%
Pharmaceuticals	4.5%
Financial Services	3.1%
Foods	3.0%
Retail	1.9%
Computer Integrated Systems Design	1.7%
Telephone Utilities	1.7%
Entertainment & Leisure	1.5%
Building Materials & Construction	1.1%
Chemicals	1.0%
Lodging	0.5%
Short-Term Investments and Other Assets and Liabilities	6.5%
100.0%

MassMutual Premier Value Fund

Largest Stock Holdings (10/31/06)

Exxon Mobil Corp.

Siemens AG Sponsored ADR (Germany)

Altria Group, Inc.

UBS AG

Texas Instruments, Inc.

Bank of America Corp.

Everest Re Group Ltd.

Capital One Financial Corp.

Liberty Global, Inc. Cl. C

United Technologies Corp.

MassMutual Premier Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Value Fund Class L, Russell 1000 Value Index and the S&P 500 Index.

MassMutual Premier Value Fund
Total Return

	One Year 11/1/05 - 10/31/06	Five Year Average Annual 11/1/01 - 10/31/06	Ten Year Average Annual 11/1/96 - 10/31/06
Class L	13.76%	9.39%	8.49%
Russell 1000 Value Index	21.46%	11.64%	11.14%
S&P 500 Index	16.33%	7.25%	8.64%

Hypothetical Investments in MassMutual Premier Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class N, Class N (CDSC fees deducted), Russell 1000 Value Index and the S&P 500 Index.

MassMutual Premier Value Fund
Total Return

	One Year 11/1/05 - 10/31/06	Since Inception Average Annual 11/1/04 - 10/31/06
Class S	14.00%	10.47%
Class A	13.45%	9.93%
Class A (Sales load deducted)*	6.93%	6.72%
Class Y	13.89%	10.37%
Class N	13.06%	9.57%
Class N (CDSC fees deducted)*	12.06%	9.57%
Russell 1000 Value Index	21.46%	16.56%
S&P 500 Index	16.33%	12.46%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Enhanced Index Value Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Enhanced Index Value Fund – and who is the Fund's sub-adviser?
   This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000® Value Index, while maintaining risk characteristics similar to those of the benchmark. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2006?
   The Fund's Class S shares returned 21.37%, moderately trailing the 21.46% return of the Russell 1000 Value Index, an unmanaged index consisting of those Russell 1000 Index securities (representing the 1000 largest U.S. companies, based on market capitalization) with greater-than-average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe.

What was the investment background during the period?
   U.S. equity markets rallied to post slight gains for the fourth quarter of 2005, as a continuation of solid Gross Domestic Product (GDP) growth, coupled with a resumption in employment growth in the aftermath of Hurricanes Katrina and Rita and an upsurge in consumer confidence, provided the underpinnings for a subdued year-end market rally. U.S. equity markets surged upward in the first quarter, with small-cap stocks leading the way. Dominating investors' concerns during this period was the lingering question of the future direction of interest rates, although a wave of firm economic indicators caused speculation that the Federal Reserve (Fed) would continue raising short-term interest rates in the near term. In the fixed-income markets, bond yields rose and prices fell.

During the second quarter of 2006, the Fed increased the federal funds rate for the 17th consecutive time. The tightening regime that began in June 2004 ultimately took that key interest rate from 1.00% to 5.25% at the end of June. In the third quarter, a pause by the Fed in its campaign of higher interest rates provided the major catalyst for a strong equity market rebound. After 17 straight federal funds rate increases, the Fed held rates steady during the August and September Federal Open Market Committee Meetings. Other factors that contributed to the equity market momentum during the period were lower Treasury yields and a sharp decline in oil and commodity prices, which stifled inflationary fears.

Finally, in October, which historically, in some years, has been a challenging month for the equity markets, stocks did extremely well – seemingly benefiting once again from lower energy prices – with the Dow Jones Industrial AverageSM seeing its best monthly advance (3.4%) since November 1995. The bond market, however, saw fits and starts throughout the month, as investors behaved warily in advance of the Fed's October meeting – driving yields on 10-year Treasury notes up to a close of 4.83% on October 23, from 4.62% at the beginning of the month.

What factors contributed to the Fund's performance?
   After an extremely strong-performing third quarter, some strong-performing stocks in the Fund retreated in the final three months of 2005. The stocks that had risen the most during the first nine months of the year declined by over 4.00% relative to the stocks that had declined the most during the year's first nine months. The most relevant factor during the first quarter of 2006 was the Fund's exposure to high-risk, low-quality stocks and exposure to late cycle growth. During the period, value strategies struggled. Share buyback and low capital spending were also very weak factors. On the positive side, momentum strategies fared the best and earnings surprises, price momentum and incremental earnings growth also had positive factor attribution during the first quarter.

In the second quarter, the Fund benefited from its value strategies, as the traditional outperformance of value in the late portion of the business cycle held true to form. The Fund's results in the third quarter were affected by the outperformance of large-cap stocks relative to their small-cap counterparts. We believe that this was driven mostly by a change in inflation expectations. Small stocks tend to outperform their larger brethren when inflation expectations are rising. In the third quarter, inflation expectations fell and small stocks, consequently, underperformed larger issues.

MassMutual Premier Enhanced Index Value Fund – Portfolio Manager Report (Continued)

There was an eclectic mix of variables that outperformed in October. Growth variables generally did better than their value counterparts and the poor performance of momentum variables continued. Small-cap issues outperformed their large-cap counterparts and beta was one of the best-performing factors.

What is your outlook?
   Currently, the environment looks to be similar to the low growth, low inflation environment that characterized the late 1990s. Moving forward, there is ample evidence that the market is back to pricing in disinflation, but there is conflicting evidence whether the economy will continue to expand. These times usually mean a shift in factor performance in our quantitative models, so less stock-specific risk in the Fund is preferred to more in the near term.

MassMutual Premier Enhanced Index Value Fund – Portfolio Manager Report (Continued)

MassMutual Premier

Enhanced Index Value Fund

Industry Table

(% of Net Assets) on 10/31/06

Banking, Savings & Loans	18.2%
Energy	12.9%
Financial Services	11.3%
Insurance	8.4%
Telephone Utilities	6.8%
Pharmaceuticals	6.6%
Electric Utilities	4.9%
Electrical Equipment & Electronics	3.0%
Cosmetics & Personal Care	2.4%
Broadcasting, Publishing & Printing	2.0%
Foods	2.0%
Aerospace & Defense	1.9%
Chemicals	1.8%
Tobacco	1.4%
Metals & Mining	1.4%
Retail	1.4%
Entertainment & Leisure	1.2%
Real Estate	1.2%
Computers & Office Equipment	1.2%
Restaurants	1.0%
Automotive & Parts	0.9%
Beverages	0.8%
Commercial Services	0.5%
Transportation	0.5%
Apparel, Textiles & Shoes	0.5%
Computers & Information	0.5%
Home Construction, Furnishings & Appliances	0.5%
Computer Integrated Systems Design	0.4%
Communications	0.4%
Medical Supplies	0.4%
Toys, Games	0.3%
Prepackaged Software	0.3%
Machinery & Components	0.3%
Industrial — Diversified	0.3%
Lodging	0.3%
Household Products	0.2%
Travel	0.2%
Forest Products & Paper	0.2%
Containers	0.2%
Air Transportation	0.2%
Data Processing & Preparation	0.1%
Computer Related Services	0.1%
Food Retailers	0.1%
Building Materials & Construction	0.1%
Manufacturing	0.1%
Healthcare	0.1%
Oil & Gas	0.1%
Industrial — Distribution	0.0%
Computer Programming Services	0.0%
Short-Term Investments and Other Assets and Liabilities	0.4%
100.0%

MassMutual Premier

Enhanced Index Value Fund

Largest Stock Holdings (10/31/06)

Exxon Mobil Corp.

Citigroup, Inc.

Bank of America Corp.

Pfizer, Inc.

JP Morgan Chase & Co.

AT&T, Inc.

Chevron Corp.

The Procter & Gamble Co.

General Electric Co.

Wachovia Corp.

MassMutual Premier Enhanced Index Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Enhanced Index Value Fund Class Y and the Russell 1000 Value Index.

MassMutual Premier Enhanced Index Value Fund
Total Return

	One Year 11/1/05 - 10/31/06	Five Year Average Annual 11/1/01 - 10/31/06	Since Inception Average Annual 12/19/00 - 10/31/06
Class Y	21.22%	12.11%	8.63%
Russell 1000 Value Index	21.46%	11.64%	7.79%

Hypothetical Investments in MassMutual Premier Enhanced Index Value Fund Class S, Class A, Class A (sales load deducted), Class L, Class N, Class N (CDSC fees deducted) and the Russell 1000 Value Index.

MassMutual Premier Enhanced Index Value Fund
Total Return

	One Year 11/1/05 - 10/31/06	Since Inception Average Annual 11/1/04 - 10/31/06
Class S	21.37%	17.03%
Class A	20.68%	16.41%
Class A (Sales load deducted)*	13.74%	13.02%
Class L	21.04%	16.67%
Class N	20.35%	16.08%
Class N (CDSC fees deducted)*	19.35%	16.08%
Russell 1000 Value Index	21.46%	16.56%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Enhanced Index Value Fund II – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Enhanced Index Value Fund II – and who is the Fund's sub-adviser?  This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000® Value Index, while maintaining risk characteristics similar to those of the benchmark. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2006?
   The Fund's Class S shares returned 21.29%, moderately trailing the 21.46% return of the Russell 1000 Value Index, an unmanaged index consisting of those Russell 1000 Index securities (representing the 1000 largest U.S. companies, based on market capitalization) with greater-than-average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe.

What was the investment background during the period?
   U.S. equity markets rallied to post slight gains for the fourth quarter of 2005, as a continuation of solid Gross Domestic Product (GDP) growth, coupled with a resumption in employment growth in the aftermath of Hurricanes Katrina and Rita and an upsurge in consumer confidence, provided the underpinnings for a subdued year-end market rally. U.S. equity markets surged upward in the first quarter, with small-cap stocks leading the way. Dominating investors' concerns during this period was the lingering question of the future direction of interest rates, although a wave of firm economic indicators caused speculation that the Federal Reserve (Fed) would continue raising short-term interest rates in the near term. In the fixed-income markets, bond yields rose and prices fell.

During the second quarter of 2006, the Fed increased the federal funds rate for the 17th consecutive time. The tightening regime that began in June 2004 ultimately took that key interest rate from 1.00% to 5.25% at the end of June. In the third quarter, a pause by the Fed in its campaign of higher interest rates provided the major catalyst for a strong equity market rebound. After 17 straight federal funds rate increases, the Fed held rates steady during the August and September Federal Open Market Committee Meetings. Other factors that contributed to the equity market momentum during the period were lower Treasury yields and a sharp decline in oil and commodity prices, which stifled inflationary fears.

Finally, in October, which, in some years, has been a challenging month for the equity markets, stocks did extremely well – seemingly benefiting once again from lower energy prices – with the Dow Jones Industrial AverageSM seeing its best monthly advance (3.4%) since November 1995. The bond market, however, saw fits and starts throughout the month, as investors behaved warily in advance of the Fed's October meeting – driving yields on 10-year Treasury notes up to a close of 4.83% on October 23, from 4.62% at the beginning of the month.

What factors contributed to the Fund's performance?
   After an extremely strong-performing third quarter, some strong-performing stocks in the Fund retreated in the final three months of 2005. The stocks that had risen the most during the first nine months of the year declined by over 4.00% relative to the stocks that had declined the most during the year's first nine months. The most relevant factor during the first quarter of 2006 was the Fund's exposure to high-risk, low-quality stocks and exposure to late cycle growth. During the period, value strategies struggled. Share buyback and low capital spending were also very weak factors. On the positive side, momentum strategies fared the best and earnings surprises, price momentum and incremental earnings growth also had positive factor attribution during the first quarter.

In the second quarter, the Fund benefited from its value strategies, as the traditional outperformance of value in the late portion of the business cycle held true to form. The Fund's results in the third quarter were affected by the outperformance of large-cap stocks relative to their small-cap counterparts. We believe that this was driven mostly by a change in inflation expectations. Small

MassMutual Premier Enhanced Index Value Fund II – Portfolio Manager Report (Continued)

stocks tend to outperform their larger brethren when inflation expectations are rising. In the third quarter, inflation expectations fell and small stocks, consequently, underperformed larger issues.

There was an eclectic mix of variables that outperformed in October. Growth variables generally did better than their value counterparts and the poor performance of momentum variables continued. Small outperformed large and beta was one of the best performing factors.

What is your outlook?
   Currently, the environment looks to be similar to the low growth, low inflation environment that characterized the late 1990s. Moving forward, there is ample evidence that the market is back to pricing in disinflation, but there is conflicting evidence whether the economy will continue to expand. These times usually mean a shift in factor performance in our quantitative models, so less stock-specific risk in the Fund is preferred to more in the near term.

MassMutual Premier Enhanced Index Value Fund II – Portfolio Manager Report (Continued)

MassMutual Premier Enhanced

Index Value Fund II

Industry Table

(% of Net Assets) on 10/31/06

Banking, Savings & Loans	18.3%
Energy	12.8%
Financial Services	11.2%
Insurance	8.4%
Telephone Utilities	6.9%
Pharmaceuticals	6.5%
Electric Utilities	5.0%
Electrical Equipment & Electronics	2.9%
Cosmetics & Personal Care	2.4%
Broadcasting, Publishing & Printing	2.2%
Foods	2.0%
Aerospace & Defense	1.9%
Chemicals	1.7%
Metals & Mining	1.4%
Tobacco	1.4%
Retail	1.4%
Entertainment & Leisure	1.3%
Computers & Office Equipment	1.2%
Real Estate	1.2%
Restaurants	1.0%
Automotive & Parts	0.9%
Beverages	0.7%
Commercial Services	0.6%
Transportation	0.5%
Apparel, Textiles & Shoes	0.5%
Computers & Information	0.5%
Home Construction, Furnishings & Appliances	0.5%
Computer Integrated Systems Design	0.5%
Communications	0.4%
Medical Supplies	0.4%
Machinery & Components	0.3%
Prepackaged Software	0.3%
Toys, Games	0.3%
Industrial — Diversified	0.3%
Lodging	0.2%
Travel	0.2%
Containers	0.2%
Household Products	0.2%
Forest Products & Paper	0.2%
Data Processing & Preparation	0.1%
Air Transportation	0.1%
Computer Related Services	0.1%
Building Materials & Construction	0.1%
Food Retailers	0.1%
Manufacturing	0.1%
Healthcare	0.1%
Oil & Gas	0.1%
Industrial — Distribution	0.0%
Computer Programming Services	0.0%
Short-Term Investments and Other Assets and Liabilities	0.4%
100.0%

MassMutual Premier Enhanced

Index Value Fund II

Largest Stock Holdings (10/31/06)

Exxon Mobil Corp.

Citigroup, Inc.

Bank of America Corp.

Pfizer, Inc.

JP Morgan Chase & Co.

AT&T, Inc.

Chevron Corp.

The Procter & Gamble Co.

General Electric Co.

Wachovia Corp.

MassMutual Premier Enhanced Index Value Fund II – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Enhanced Index Value Fund II Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 1000 Value Index.

MassMutual Premier Enhanced Index Value Fund II
Total Return

	One Year 11/1/05 - 10/31/06	Since Inception Average Annual 10/15/04 - 10/31/06
Class S	21.29%	17.37%
Class A	20.76%	16.81%
Class A (Sales load deducted)*	13.82%	13.48%
Class Y	21.17%	17.25%
Class L	21.01%	17.06%
Class N	20.37%	16.43%
Class N (CDSC fees deducted)*	19.37%	16.43%
Russell 1000 Value Index	21.46%	17.36%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Enhanced Index Core Equity Fund – and who is the Fund's sub-adviser?
   This Fund seeks to outperform the total return performance of its benchmark index, the S&P 500® Index, while maintaining risk characteristics similar to those of the benchmark. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2006?  The Fund's Class S shares returned 17.01%, exceeding the 16.33% return of the S&P 500 Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?
   U.S. equity markets rallied to post slight gains for the fourth quarter of 2005, as a continuation of solid Gross Domestic Product (GDP) growth, coupled with a resumption in employment growth in the aftermath of Hurricanes Katrina and Rita and an upsurge in consumer confidence, provided the underpinnings for a subdued year-end market rally. U.S. equity markets surged upward in the first quarter, with small-cap stocks leading the way. Dominating investors' concerns during this period was the lingering question of the future direction of interest rates, although a wave of firm economic indicators caused speculation that the Federal Reserve (Fed) would continue raising short-term interest rates in the near term. In the fixed-income markets, bond yields rose and prices fell.

  During the second quarter of 2006, the Fed increased the federal funds rate for the 17th consecutive time. The tightening regime that began in June 2004 ultimately took that key interest rate from 1.00% to 5.25% at the end of June. In the third quarter, a pause by the Fed in its campaign of higher interest rates provided the major catalyst for a strong equity market rebound. After 17 straight federal funds rate increases, the Fed held rates steady during the August and September Federal Open Market Committee Meetings. Other factors that contributed to the equity market momentum during the period were lower Treasury yields and a sharp decline in oil and commodity prices, which stifled inflationary fears.

  Finally, in October, which historically, in some years, has been a challenging month for the equity markets, stocks did extremely well – seemingly benefiting once again from lower energy prices – with the Dow Jones Industrial AverageSM seeing its best monthly advance (3.4%) since November 1995. The bond market, however, saw fits and starts throughout the month, as investors behaved warily in advance of the Fed's October meeting – driving yields on 10-year Treasury notes up to a close of 4.83% on October 23, from 4.62% at the beginning of the month.

What factors contributed to the Fund's performance?
   Of the factors the Fund tracks in the S&P 500 universe, the best-performing factor during the fourth quarter of 2005 was price-to-earnings to growth rate. This factor reflected the character of the market in the quarter. While investors were still paying attention to value, growth began to play an increasingly important role in stock returns. The most relevant factor during the first quarter of 2006 was the Fund's exposure to high-risk, low-quality stocks and exposure to late cycle growth. During the period, value strategies struggled. On the positive side, momentum strategies fared the best and earnings surprises, price momentum and incremental earnings growth also had positive factor attribution.

  In the second quarter, the Fund favored growth strategies, such as growth at a reasonable price, since valuation disparities remained compressed – meaning we could buy growth companies at similar valuations as slower growth value names. Unfortunately, this strategy was not profitable, although what did work for the Fund were its value strategies, as the traditional outperformance of value in the late portion of the business cycle held true to form. The Fund's results in the third quarter were affected

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

by the outperformance of large-cap stocks relative to their small-cap counterparts. We believe that this was driven mostly by a change in inflation expectations. Small stocks tend to outperform their larger brethren when inflation expectations are rising. In the third quarter, inflation expectations fell and small stocks, consequently, underperformed larger issues.

  There was an eclectic mix of variables that outperformed in October. Growth variables generally did better than their value counterparts and the poor performance of momentum variables continued. Small-cap issues outperformed their large-cap counterparts and beta was one of the best-performing factors.

What is your outlook?
   Currently, the environment looks to be similar to the low growth, low inflation environment that characterized the late 1990s. Moving forward, there is ample evidence that the market is back to pricing in disinflation, but there is conflicting evidence whether the economy will continue to expand. These times usually mean a shift in factor performance in our quantitative models, so less stock-specific risk in the Fund is preferred to more in the near term.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

MassMutual Premier Enhanced Index

Core Equity Fund

Industry Table

(% of Net Assets) on 10/31/06

Banking, Savings & Loans	9.9%
Energy	8.8%
Pharmaceuticals	8.6%
Financial Services	6.6%
Insurance	6.4%
Electrical Equipment & Electronics	5.9%
Retail	4.7%
Computers & Information	4.1%
Telephone Utilities	3.7%
Prepackaged Software	3.6%
Electric Utilities	3.2%
Aerospace & Defense	2.6%
Broadcasting, Publishing & Printing	2.4%
Cosmetics & Personal Care	2.3%
Beverages	2.1%
Medical Supplies	1.9%
Tobacco	1.6%
Industrial — Diversified	1.6%
Transportation	1.6%
Communications	1.3%
Computers & Office Equipment	1.3%
Foods	1.3%
Chemicals	1.3%
Commercial Services	1.2%
Healthcare	1.2%
Information Retrieval Services	1.1%
Entertainment & Leisure	1.0%
Metals & Mining	1.0%
Machinery & Components	1.0%
Apparel, Textiles & Shoes	0.7%
Real Estate	0.7%
Restaurants	0.7%
Household Products	0.7%
Automotive & Parts	0.6%
Data Processing & Preparation	0.6%
Computer Integrated Systems Design	0.4%
Containers	0.3%
Toys, Games	0.3%
Manufacturing	0.3%
Advertising	0.2%
Lodging	0.2%
Home Construction, Furnishings & Appliances	0.2%
Food Retailers	0.2%
Building Materials & Construction	0.1%
Forest Products & Paper	0.1%
Travel	0.1%
Photography Equipment/ Supplies	0.1%
Air Transportation	0.0%
Computer Programming Services	0.0%
Industrial — Distribution	0.0%
Short-Term Investments and Other Assets and Liabilities	0.2%
100.0%

MassMutual Premier Enhanced Index

Core Equity Fund

Largest Stock Holdings (10/31/06)

Exxon Mobil Corp.

General Electric Co.

Microsoft Corp.

Citigroup, Inc.

Bank of America Corp.

The Procter & Gamble Co.

Johnson & Johnson

Pfizer, Inc.

American International Group, Inc.

Altria Group, Inc.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Enhanced Index Core Equity Fund Class Y and the S&P 500 Index.

MassMutual Premier Enhanced Index Core Equity Fund
Total Return

	One Year 11/1/05 - 10/31/06	Five Year Average Annual 11/1/01-10/31/06	Ten Year Average Annual 11/1/96 - 10/31/06
Class Y	17.00%	7.27%	7.63%
S&P 500 Index	16.33%	7.25%	8.64%

Hypothetical Investments in MassMutual Premier Enhanced Index Core Equity Fund Class S, Class A, Class A (sales load deducted) Class L, Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Premier Enhanced Index Core Equity Fund
Total Return

	One Year 11/1/05 - 10/31/06	Since Inception Average Annual 11/1/04 - 10/31/06
Class S	17.01%	13.30%
Class A	16.45%	12.67%
Class A (Sales load deducted)*	9.76%	9.38%
Class L	16.78%	12.96%
Class N	16.13%	12.33%
Class N (CDSC fees deducted)*	15.13%	12.33%
S&P 500 Index	16.33%	12.46%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Main Street Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Main Street Fund – and who is the Fund's sub-adviser?
   This Fund seeks a high total return by investing primarily in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. The Fund's sub-adviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended October 31, 2006?
   The Fund's Class S shares returned 16.18%, nearly in line with the 16.33% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?
   Stocks made upward progress in the fourth quarter of 2005, as investors learned that the U.S. economy grew at a healthy pace of 4.1% in the third quarter. Foreign stocks, as measured by the MSCI® EAFE® Index, were the global frontrunners. The first quarter of 2006 saw most U.S. stock indexes posting strong gains, although foreign stocks continued to outperform their U.S.-based counterparts. In the fixed-income markets, bond yields rose and prices fell.

  In the second quarter, there was a turnaround in the fortunes of the equity markets worldwide, as investor uncertainty (caused in part by global unrest and rising oil prices) led many of the world's equity markets lower. Meanwhile, with rising inflation and interest rates, bond prices remained on the defensive. In the third quarter, both stocks and bonds performed well, buoyed by the Federal Reserve's (Fed's) decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. In most cases, stocks outperformed bonds – although moderating inflation readings and expectations of a slowing economy were particularly helpful to the bond market.

  Finally, in October, which historically, in some years, has been a challenging month for the equity markets, stocks did extremely well – seemingly benefiting once again from lower energy prices – with the Dow Jones Industrial AverageSM seeing its best monthly advance (3.4%) since November 1995. The bond market, however, saw fits and starts throughout the month, as investors behaved warily in advance of the Fed's October meeting – driving yields on 10-year Treasury notes up to a close of 4.83% on October 23, from 4.62% at the beginning of the month.

What factors contributed to the Fund's performance?
   The weighted average market capitalization (WAMC) of the Fund at the end of the fourth quarter of 2005 was 102% that of the S&P 500 Index, considerably less than 114% at the end of 2004. During the fourth quarter, the Fund had the most overweight positions, relative to the S&P 500 Index, in information technology, energy and health care. Conversely, the Fund's greatest underweight stakes were in the utilities, consumer staples and industrials sectors. Turning to the first quarter of 2006, a reduction in mega-cap exposure caused the WAMC of the Fund to decline to 98% of the S&P 500 Index on March 31. The combined allocation to mega-caps and large-caps increased from 89.8% on March 31, 2005, to 92.7% at the end of March 2006. During the first quarter, the Fund continued its overweight positioning in the information technology and energy sectors. Financials, however, replaced health care as the sector with the third-largest overweight position in the Fund's portfolio. At the end of March, the Fund's top three underweight allocations were to the consumer staples, utilities and consumer discretionary sectors.

  The Fund's WAMC rose to 99% relative to the S&P 500 Index at the end of June – up from 97% at the end of May. As the second quarter came to a close, the Fund held its most substantially overweight positions in energy, financials and industrials. The Fund held the most underweight positions in the consumer staples, utilities, and consumer discretionary sectors. In the third quarter, the WAMC of the

MassMutual Premier Main Street Fund – Portfolio Manager Report (Continued)

Fund remained at 100% relative to the S&P 500 Index. The Fund's combined allocation to mega- and large-cap stocks was 92.6% at the end of September, as the Fund began to shift into slightly larger, but slightly more volatile, stocks. At the end of September, the Fund held its largest overweight positions in the information technology sector – followed by industrials. Energy dropped from first to third place in the sector line-up and financials were in fourth place. The most underweight sectors, as of September 30, were consumer staples and utilities. Finally, as October came to a close, the Fund was favoring companies with better-than-average growth characteristics that were selling at a small value discount, relative to the S&P 500 benchmark. As of the end of the month, all of the Fund's top 10 overweights were in the mega-cap or large-cap group, which in part reflected our view that mid- and small-cap stocks would likely not be generally attractive in the near term. None of the top 10 overweight positions were in energy as of October 31, whereas in the prior quarter, four out of top 10 overweight positions were in that sector.

What is your outlook?
   The cycle of small-cap outperformance, which started in 1999 and lasted more than seven years, appears to have ended. While small- and micro-cap stocks may still be capable of sharp rallies, based on our models, they don't have the potential for substantial or sustained outperformance over the next 12 months. As always, we will seek to remain fully invested and committed to our quantitative discipline of investing that relies on our stock selection models and portfolio construction methods as we strive to achieve excess returns without taking excessive risk.

MassMutual Premier Main Street Fund – Portfolio Manager Report (Continued)

MassMutual Premier Main Street Fund

Industry Table

(% of Net Assets) on 10/31/06

Banking, Savings & Loans	10.1%
Energy	7.8%
Financial Services	7.4%
Pharmaceuticals	7.0%
Electrical Equipment & Electronics	6.2%
Retail	6.0%
Insurance	5.8%
Computers & Information	4.8%
Prepackaged Software	4.6%
Telephone Utilities	4.5%
Aerospace & Defense	3.3%
Broadcasting, Publishing & Printing	3.0%
Healthcare	2.4%
Metals & Mining	2.4%
Industrial — Diversified	2.2%
Tobacco	1.9%
Computers & Office Equipment	1.7%
Chemicals	1.4%
Machinery & Components	1.4%
Medical Supplies	1.4%
Cosmetics & Personal Care	1.3%
Communications	1.2%
Apparel, Textiles & Shoes	1.2%
Information Retrieval Services	1.2%
Foods	1.1%
Automotive & Parts	0.9%
Commercial Services	0.9%
Entertainment & Leisure	0.8%
Transportation	0.8%
Beverages	0.8%
Electric Utilities	0.7%
Data Processing & Preparation	0.7%
Advertising	0.4%
Manufacturing	0.4%
Air Transportation	0.4%
Restaurants	0.4%
Lodging	0.3%
Building Materials & Construction	0.3%
Computer Integrated Systems Design	0.2%
Internet Content	0.1%
Toys, Games	0.1%
Heavy Machinery	0.1%
Containers	0.0%
Computer Programming Services	0.0%
Computer Related Services	0.0%
Real Estate	0.0%
Home Construction, Furnishings & Appliances	0.0%
Photography Equipment/Supplies	0.0%
Household Products	0.0%
Travel	0.0%
Education	0.0%
Forest Products & Paper	0.0%
Food Retailers	0.0%
Short-Term Investments and Other Assets and Liabilities	0.4%
100.0%

MassMutual Premier Main Street Fund

Largest Stock Holdings (10/31/06)

Exxon Mobil Corp.

Bank of America Corp.

General Electric Co.

Citigroup, Inc.

Microsoft Corp.

Pfizer, Inc.

Johnson & Johnson

JP Morgan Chase & Co.

Altria Group, Inc.

International Business Machines Corp.

MassMutual Premier Main Street Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Main Street Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Premier Main Street Fund
Total Return

	One Year 11/1/05 - 10/31/06	Since Inception Average Annual 12/31/04 - 10/31/06
Class S	16.18%	9.63%
Class A	15.35%	8.97%
Class A (Sales load deducted)*	8.72%	5.51%
Class Y	15.96%	9.40%
Class L	15.69%	9.26%
Class N	15.07%	8.65%
Class N (CDSC fees deducted)*	14.07%	8.65%
S&P 500 Index	16.33%	9.13%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Capital Appreciation Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Capital Appreciation Fund – and who is the Fund's sub-adviser?
   This Fund seeks long-term capital appreciation by investing mainly in common stocks of "growth companies." These may be newer companies or established companies of any capitalization range that the Fund's sub-adviser, OppenheimerFunds, Inc. (OFI), believes may appreciate in value over the long term.

How did the Fund perform during the 12 months ended October 31, 2006?
   The Fund's Class S shares returned 9.51%, trailing the 16.33% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?
   Stocks made upward progress in the fourth quarter of 2005, as investors learned that the U.S. economy grew at a healthy pace of 4.1% in the third quarter. Foreign stocks, as measured by the MSCI® EAFE® Index, were the global frontrunners. The first quarter of 2006 saw most U.S. stock indexes posting strong gains, although foreign stocks continued to outperform their U.S.-based counterparts. In the fixed-income markets, bond yields rose and prices fell.

  In the second quarter, there was a turnaround in the fortunes of the equity markets worldwide, as investor uncertainty (caused in part by global unrest and rising oil prices) led many of the world's equity markets lower. Meanwhile, with rising inflation and interest rates, bond prices remained on the defensive. In the third quarter, both stocks and bonds performed well, buoyed by the Federal Reserve's (Fed's) decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. In most cases, stocks outperformed bonds – although moderating inflation readings and expectations of a slowing economy were particularly helpful to the bond market.

  Finally, in October, which historically, in some years, has been a challenging month for the equity markets, stocks did extremely well – seemingly benefiting once again from lower energy prices – with the Dow Jones Industrial AverageSM seeing its best monthly advance (3.4%) since November 1995. The bond market, however, saw fits and starts throughout the month, as investors behaved warily in advance of the Fed's October meeting – driving yields on 10-year Treasury notes up to a close of 4.83% on October 23, from 4.62% at the beginning of the month.

What factors contributed to the Fund's performance?
   During the final three months of 2005, we reduced the Fund's exposure in the consumer discretionary sector and our positions in industrial and financial stocks, while increasing our allocation to information technology. Health care was our top sector during 2005, but our underweight strategy relative to the S&P 500 Index in that sector was a detractor during the fourth quarter. Energy and information technology were among the strongest contributors during this period. Conversely, consumer discretionary and industrials hampered the Fund's progress. In the first quarter of 2006, stock selection proved to be quite strong. Information technology was our top-contributing sector during the period. We benefited from both an overweight position in that sector and strong stock selection within energy and consumer staples. On a relative basis, consumer discretionary and industrials were detractors from overall performance.

  Also relative to the S&P 500 Index, consumer discretionary proved to be our strongest sector during the second quarter. We benefited from both an underweight position in that sector and strong stock selection. Energy and materials were also among the largest contributors, due mainly to our overweight position in both sectors. Information technology, consumer staples, and industrials were the greatest detractors from overall performance, as their underperformance was a market-wide trend. Relative to the Fund's benchmark, the industrials and consumer staples sectors were primary contributors to our results in the third quarter, when we benefited from strong stock selection within both sectors as well as an underweight position in industrials. Conversely, on a relative basis,

MassMutual Premier Capital Appreciation Fund – Portfolio Manager Report (Continued)

information technology, health care and consumer discretionary were the largest detractors from overall performance.

  All sectors in the Fund were positive contributors in October except materials. Technology and consumer discretionary were our top-performing sectors, although they both underperformed on a relative basis.

  During the month of October, we were net sellers of health care stocks.

What is your outlook?
   We believe we are heading into a profit deceleration environment and a slowing economic cycle – an environment in which higher-quality companies tend to outperform lower-quality companies and growth tends to outperform value. In a slowing economy, investors tend to pay a premium for companies that exhibit growth characteristics. Consequently, we are generally optimistic regarding the prospects for the Fund's investment strategy.

MassMutual Premier Capital

Appreciation Fund

Industry Table

(% of Net Assets) on 10/31/06

Pharmaceuticals	8.8%
Retail	7.0%
Computers & Information	6.1%
Electrical Equipment & Electronics	6.0%
Financial Services	5.1%
Energy	4.7%
Information Retrieval Services	4.6%
Aerospace & Defense	4.3%
Communications	4.2%
Commercial Services	4.0%
Prepackaged Software	3.8%
Data Processing & Preparation	3.4%
Chemicals	3.3%
Insurance	3.2%
Cosmetics & Personal Care	3.1%
Healthcare	3.0%
Foods	2.9%
Medical Supplies	2.9%
Banking, Savings & Loans	1.9%
Industrial — Diversified	1.5%
Computer Integrated Systems Design	1.3%
Household Products	1.3%
Telephone Utilities	1.3%
Machinery & Components	1.2%
Beverages	1.0%
Communications Equipment	1.0%
Broadcasting, Publishing & Printing	1.0%
Computer Programming Services	1.0%
Apparel, Textiles & Shoes	0.9%
Lodging	0.8%
Food Retailers	0.8%
Home Construction, Furnishings & Appliances	0.6%
Transportation	0.4%
Diversified Financial	0.4%
Retail — Grocery	0.4%
Short-Term Investments and Other Assets and Liabilities	2.8%
100.0%

MassMutual Premier Capital

Appreciation Fund

Largest Stock Holdings (10/31/06)

Cisco Systems, Inc.

Google, Inc. Cl. A

eBay, Inc.

Monsanto Co.

Yahoo!, Inc.

The Procter & Gamble Co.

Novartis AG

Affiliated Computer Services, Inc. Cl. A

Schlumberger Ltd.

Chicago Mercantile Exchange Holdings,
  Inc.

MassMutual Premier Capital Appreciation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Capital Appreciation Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

MassMutual Premier Capital Appreciation Fund
Total Return

	One Year 11/1/05 - 10/31/06	Since Inception Average Annual 12/31/04 - 10/31/06
Class S	9.51%	5.59%
Class A	9.15%	5.23%
Class A (Sales load deducted)*	2.87%	1.88%
Class Y	9.49%	5.46%
Class L	9.30%	5.36%
Class N	8.67%	4.81%
Class N (CDSC fees deducted)*	7.67%	4.81%
S&P 500 Index	16.33%	9.13%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Core Growth Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Core Growth Fund – and who is the Fund's sub-adviser?
   This Fund seeks to achieve long-term capital and income growth through investment primarily in common stocks. Current yield is secondary to the long-term growth objective. The Fund's sub-adviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2006?
   The Fund's Class S shares returned 2.00%, underperforming the 10.84% return of the Russell 1000® Growth Index, an unmanaged index that contains stocks with a greater than average growth orientation among the stocks of the 1000 largest U.S. companies based on total market capitalization. The Fund also trailed the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies, which advanced 16.33% for the same period.

What was the investment background during the period?
   U.S. equity markets rallied to post slight gains for the fourth quarter of 2005, as the year ended with nearly all economic indicators moving in a positive direction. In the first quarter of 2006, most U.S. stock indexes posted strong gains, as solid growth in corporate profits and strong economic indicators helped to boost share prices.

In the second quarter, there was a turnaround in the fortunes of the equity markets worldwide, as investor uncertainty (caused in part by global unrest and rising oil prices) led many of the world's equity markets lower. Meanwhile, with rising inflation and interest rates, bond prices remained on the defensive. In the third quarter, both stocks and bonds performed well, buoyed by the Federal Reserve's (Fed's) decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. In most cases, stocks outperformed bonds – although moderating inflation readings and expectations of a slowing economy were particularly helpful to the bond market.

Finally, in October, which historically, in some years, has been a challenging month for the equity markets, stocks did extremely well – seemingly benefiting once again from lower energy prices – with the Dow Jones Industrial AverageSM seeing its best monthly advance (3.4%) since November 1995. The bond market, however, saw fits and starts throughout the month, as investors behaved warily in advance of the Fed's October meeting – driving yields on 10-year Treasury notes up to a close of 4.83% on October 23, from 4.62% at the beginning of the month.

What factors contributed to the Fund's performance?  The Fund capitalized on positive investor sentiment for growth stocks during the fourth quarter of 2005. Stock selection was strong, particularly in the transportation, pharmaceutical and financial holdings sectors. Industrial and utilities companies also contributed. Areas of weakness were in the information technology, telecommunications and energy sectors. Underweight positions in the strong-performing financial and materials sectors also detracted from results in the fourth quarter. Turning to 2006, the Fund benefited, in the first quarter, from strong stock selection and a positive environment for equities. Information technology was our top-contributing sector during the period, and the energy and consumer discretionary sectors also contributed. On a relative basis, industrials and financials were detractors from overall performance.

In the second quarter, energy proved to be our top-contributing sector, relative to the Russell 1000 Growth Index benchmark, due to our overweight position in that sector. The Fund's strong stock selection in the materials sector also added to performance. On the other hand, information technology, industrials, and financials were the largest detractors from the Fund's overall relative performance – as our stock selection in these areas, in tandem with our overweight position in information technology and an underweight allocation to industrials, hampered the Fund's progress. Industrials proved to be the Fund's strongest sector during the third quarter, as an underweight allocation in that area was beneficial for the Fund. The materials sector was also among the largest contributors, due to strong stock selection. Consumer discretionary, information technology, and energy were the primary detractors from performance relative to the benchmark. Underperformance in these sectors was mainly due to stock selection, although our overweight positions in the energy and information technology sectors also hurt performance.

MassMutual Premier Core Growth Fund – Portfolio Manager Report (Continued)

Finally, in October, consumer discretionary was the greatest contributor to the Fund's absolute returns. Information technology was the second-largest contributor to the Fund's results, although it held back the Fund's progress on a relative basis. Other detractors in the portfolio came from the financials sector. During October, we were net sellers of consumer discretionary stocks, and net buyers of health care issues.

What is your outlook?
   The majority of the portfolio is positioned for potential earnings growth over the next 18 months. We remain aggressively positioned – and hold a more confident view of both the economy and the geopolitical situation than does most of the investment community.

MassMutual Premier Core Growth Fund

Industry Table

(% of Net Assets) on 10/31/06

Pharmaceuticals	11.7%
Computers & Information	11.4%
Retail	7.9%
Electrical Equipment & Electronics	6.4%
Prepackaged Software	5.3%
Information Retrieval Services	5.3%
Medical Supplies	4.9%
Financial Services	4.9%
Energy	4.5%
Cosmetics & Personal Care	4.1%
Insurance	3.7%
Apparel, Textiles & Shoes	2.9%
Commercial Services	2.9%
Chemicals	2.8%
Household Products	2.4%
Computer Integrated Systems Design	2.0%
Healthcare	1.8%
Beverages	1.8%
Communications	1.6%
Automotive & Parts	1.5%
Computer Programming Services	1.5%
Broadcasting, Publishing & Printing	1.3%
Retail — Grocery	1.2%
Food Retailers	1.1%
Home Construction, Furnishings & Appliances	0.9%
Aerospace & Defense	0.9%
Metals & Mining	0.8%
Telephone Utilities	0.8%
Transportation	0.8%
Advertising	0.5%
Foods	0.5%
Short-Term Investments and Other Assets and Liabilities	(0.1%)
100.0%

MassMutual Premier Core Growth Fund

Largest Stock Holdings (10/31/06)

Cisco Systems, Inc.

EMC Corp.

American International Group, Inc.

Apple Computer, Inc.

Google, Inc. Cl. A

Monsanto Co.

Varian Medical Systems, Inc.

Staples, Inc.

The Procter & Gamble Co.

Corning, Inc.

MassMutual Premier Core Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Core Growth Fund Class S, Russell 1000 Growth Index and the S&P 500 Index.

MassMutual Premier Core Growth Fund
Total Return

	One Year 11/1/05 - 10/31/06	Five Year Average Annual 11/1/01-10/31/06	Since Inception Average Annual 1/20/98 - 10/31/06
Class S	2.00%	2.51%	1.54%
Russell 1000 Growth Index	10.84%	4.07%	2.81%
S&P 500 Index	16.33%	7.25%	5.81%

Hypothetical Investments in MassMutual Premier Core Growth Fund Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), Russell 1000 Growth Index and the S&P 500 Index.

MassMutual Premier Core Growth Fund
Total Return

	One Year 11/1/05 - 10/31/06	Since Inception Average Annual 11/1/04 - 10/31/06
Class A	1.51%	4.90%
Class A (Sales load deducted)*	–4.33%	1.83%
Class Y	1.95%	5.33%
Class L	1.81%	5.19%
Class N	1.22%	4.60%
Class N (CDSC fees deducted)*	0.22%	4.60%
Russell 1000 Growth Index	10.84%	9.82%
S&P 500 Index	16.33%	12.46%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Enhanced Index Growth Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Enhanced Index Growth Fund – and who is the Fund's sub-adviser?
   This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000® Growth Index, while maintaining risk characteristics similar to those of the benchmark. The Fund's sub-adviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2006?
   The Fund's Class S shares returned 11.74%, outpacing the 10.84% return of the Russell 1000 Growth Index, an unmanaged index that contains stocks with a greater than average growth orientation among the stocks of the 1000 largest U.S. companies based on total market capitalization.

What was the investment background during the period?
   U.S. equity markets rallied to post slight gains for the fourth quarter of 2005, as a continuation of solid Gross Domestic Product (GDP) growth, coupled with a resumption in employment growth in the aftermath of Hurricanes Katrina and Rita and an upsurge in consumer confidence, provided the underpinnings for a subdued year-end market rally. U.S. equity markets surged upward in the first quarter, with small-cap stocks leading the way. Dominating investors' concerns during this period was the lingering question of the future direction of interest rates, although a wave of firm economic indicators caused speculation that the Federal Reserve (Fed) would continue raising short-term interest rates in the near term. In the fixed-income markets, bond yields rose and prices fell.

During the second quarter of 2006, the Fed increased the federal funds rate for the 17th consecutive time. The tightening regime that began in June 2004 ultimately took that key interest rate from 1.00% to 5.25% at the end of June. In the third quarter, a pause by the Fed in its campaign of higher interest rates provided the major catalyst for a strong equity market rebound. After 17 straight federal funds rate increases, the Fed held rates steady during the August and September Federal Open Market Committee Meetings. Other factors that contributed to the equity market momentum during the period were lower Treasury yields and a sharp decline in oil and commodity prices, which stifled inflationary fears.

Finally, in October, which historically, in some years, has been a challenging month for the equity markets, stocks did extremely well – seemingly benefiting once again from lower energy prices – with the Dow Jones Industrial AverageSM seeing its best monthly advance (3.4%) since November 1995. The bond market, however, saw fits and starts throughout the month, as investors behaved warily in advance of the Fed's October meeting – driving yields on 10-year Treasury notes up to a close of 4.83% on October 23, from 4.62% at the beginning of the month.

What factors contributed to the Fund's performance?
   During the fourth quarter of 2005, the factors driving stocks in the Russell 1000 Growth Index were mixed. Some quality factors worked, some value factors worked and some growth factors worked (price/earnings to growth ratios worked in this universe as well). But the most interesting characteristic of this segment of the market was that small-cap stocks outperformed their large-cap counterparts – which was not the case in either the S&P 500® Index or the Russell 1000® Value Index. The most relevant factor during the first quarter of 2006 was the Fund's exposure to high-risk, low-quality stocks and exposure to late cycle growth. During the period, value strategies struggled. Share buyback and low capital spending were also very weak factors. On the positive side, momentum strategies fared the best and earnings surprise, price momentum and incremental earnings growth also had positive factor attribution.

In the second quarter, the Fund favored growth strategies, such as growth at a reasonable price, since valuation disparities remained compressed – meaning we could buy growth companies at similar valuations as slower growth value names. Unfortunately, however, this strategy did not prove profitable for the Fund during that timeframe. Turning to the third quarter, the Fund's results were affected by the outperformance of large-cap stocks relative to their small-cap counterparts. We believe that this was driven mostly by a change in inflation expectations. Small stocks tend to outperform their

MassMutual Premier Enhanced Index Growth Fund – Portfolio Manager Report (Continued)

larger brethren when inflation expectations are rising. In the third quarter, inflation expectations fell and small stocks, consequently, underperformed larger issues.

There was an eclectic mix of variables that outperformed in October. Growth variables generally did better than their value counterparts and the poor performance of momentum variables continued. Small-cap issues outperformed their large-cap counterparts and beta was one of the best-performing factors.

What is your outlook?
   Currently, the environment looks to be similar to the low growth, low inflation environment that characterized the late 1990s. Moving forward, there is ample evidence that the market is back to pricing in disinflation, but there is conflicting evidence whether the economy will continue to expand. These times usually mean a shift in factor performance in our quantitative models, so less stock-specific risk in the Fund is preferred to more in the near term.

MassMutual Premier Enhanced Index Growth Fund – Portfolio Manager Report (Continued)

MassMutual Premier Enhanced Index Growth Fund

Industry Table

(% of Net Assets) on 10/31/06

Pharmaceuticals	10.2%
Electrical Equipment & Electronics	7.9%
Computers & Information	7.4%
Prepackaged Software	6.9%
Retail	6.0%
Aerospace & Defense	4.1%
Financial Services	4.0%
Medical Supplies	3.8%
Energy	3.2%
Insurance	3.0%
Healthcare	2.7%
Commercial Services	2.7%
Broadcasting, Publishing & Printing	2.7%
Transportation	2.4%
Communications	2.2%
Beverages	2.2%
Apparel, Textiles & Shoes	2.0%
Machinery & Components	2.0%
Banking, Savings & Loans	2.0%
Computers & Office Equipment	1.8%
Industrial — Diversified	1.8%
Cosmetics & Personal Care	1.7%
Electric Utilities	1.4%
Chemicals	1.4%
Entertainment & Leisure	1.4%
Tobacco	1.2%
Data Processing & Preparation	1.2%
Manufacturing	1.2%
Household Products	1.1%
Information Retrieval Services	1.0%
Metals & Mining	0.8%
Foods	0.7%
Home Construction, Furnishings & Appliances	0.6%
Automotive & Parts	0.6%
Advertising	0.5%
Air Transportation	0.5%
Restaurants	0.4%
Real Estate	0.3%
Computer Integrated Systems Design	0.3%
Telephone Utilities	0.3%
Heavy Machinery	0.3%
Lodging	0.3%
Travel	0.3%
Food Retailers	0.3%
Containers	0.3%
Building Materials & Construction	0.2%
Internet Content	0.2%
Computer Programming Services	0.1%
Oil & Gas	0.1%
Computer Related Services	0.1%
Industrial — Distribution	0.1%
Forest Products & Paper	0.0%
Education	0.0%
Short-Term Investments and Other Assets and Liabilities	0.1%
100.0%

MassMutual Premier Enhanced

Index Growth Fund

Largest Stock Holdings (10/31/06)

Microsoft Corp.

Cisco Systems, Inc.

Johnson & Johnson

International Business Machines Corp.

General Electric Co.

Oracle Corp.

Hewlett-Packard Co.

Boeing Co.

Amgen, Inc.

The Goldman Sachs Group, Inc.

MassMutual Premier Enhanced Index Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Enhanced Index Growth Fund Class Y and the Russell 1000 Growth Index.

MassMutual Premier Enhanced Index Growth Fund
Total Return

	One Year 11/1/05 - 10/31/06	Five Year Average Annual 11/1/01 - 10/31/06	Since Inception Average Annual 12/19/00 - 10/31/06
Class Y	11.71%	4.12%	–1.09%
Russell 1000 Growth Index	10.84%	4.07%	–2.65%

Hypothetical Investments in MassMutual Premier Enhanced Index Growth Fund Class S, Class A, Class A (sales load deducted), Class L, Class N, Class N (CDSC fees deducted) and the Russell 1000 Growth Index.

MassMutual Premier Enhanced Index Growth Fund
Total Return

	One Year 11/1/05 - 10/31/06	Since Inception Average Annual 11/1/04 - 10/31/06
Class S	11.74%	10.26%
Class A	11.33%	9.75%
Class A (Sales load deducted)*	4.93%	6.55%
Class L	11.44%	9.96%
Class N	10.83%	9.34%
Class N (CDSC fees deducted)*	9.83%	9.34%
Russell 1000 Growth Index	10.84%	9.82%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Discovery Value Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Discovery Value Fund? And who is the Fund's sub-adviser?
   This Fund's name changed from MassMutual Premier Mid-Cap Value Fund to MassMutual Premier Discovery Value Fund in mid-September 2006. The name change reflected an adjustment to the option's investment strategy to allow for investment in small-capitalization stocks as well as mid-capitalization stocks. This Fund seeks long-term capital appreciation by investing mainly in stocks of U.S. issuers having a market capitalization up to $13 billion. This includes both small-cap stocks (stocks of issuers that have a market capitalization under $3 billion) and mid-cap stocks (stocks of issuers having a capitalization between $3 billion and $13 billion). The Fund's sub-adviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 10 months ended October 31, 2006?
   Since the Fund's inception on December 1, 2005, its Class S shares returned 16.21%, lagging the 16.41% return of the Russell Midcap® Value Index, a widely recognized, unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. The Fund also outperformed the 12.26% return of the Russell 2500® Value Index, an unmanaged index representative of common stocks of small- and mid-capitalization U.S. companies with lower price-to-book ratios and lower forecasted growth values.

What was the investment background during the period?
   U.S. equity markets surged upward in the first quarter of 2006, with small-cap stocks leading the way – as the pick-up in economic activity after the fourth quarter's hurricane-induced slowdown boosted economically sensitive stocks. Dominating equity and bond market concerns during this period was the lingering question of the future direction of interest rates, although a wave of firm economic indicators released during the first quarter caused speculation that the Federal Reserve (Fed) would continue raising short-term interest rates in the near term. In the second quarter, there was a turnaround in the fortunes of the equity markets worldwide, as investor uncertainty (caused in part by global unrest and rising oil prices) led many of the world's equity markets lower. Meanwhile, with rising inflation and interest rates, bond prices remained on the defensive.

In the third quarter, both stocks and bonds performed well, buoyed by the Fed's decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. In most cases, stocks outperformed bonds – although moderating inflation readings and expectations of a slowing economy were particularly helpful to the bond market. Finally, in October, which historically, in some years, has been a challenging month for the equity markets, stocks did extremely well – seemingly benefiting once again from lower energy prices – with the Dow Jones Industrial AverageSM seeing its best monthly advance (3.4%) since November 1995. The bond market, however, saw fits and starts throughout the month, as investors behaved warily in advance of the Fed's October meeting – driving yields on 10-year Treasury notes up to a close of 4.83% on October 23, from 4.62% at the beginning of the month.

What factors contributed to the Fund's performance?
   During the first quarter of 2006, both our stock selection and the Fund's sector weighting relative to the benchmark Russell MidCap Value Index added value. Selection was strong for the Fund in the utilities, technology, and energy categories. The Fund's health care and materials/processing holdings also contributed positively to results. Furthermore, the Fund's relative underweight position in the utilities sector was also favorable, as was an overweight position in the strong-performing materials/processing sector. The one area of negative performance for the Fund during the first quarter was the autos/transportation sector. In the second quarter, the largest contributor in absolute terms was the energy sector, where our stocks outperformed the benchmark Russell MidCap Value Index and we had an overweight allocation to the sector. The largest contributor in relative terms was the health care sector, where our stocks declined less than those of the benchmark, and where we were also overweight. Conversely, the largest detractors from the Fund's performance at the sector level were the Fund's holdings in information technology, due to underperformance within the sector and our overweight allocation to this market segment.

MassMutual Premier Discovery Value Fund – Portfolio Manager Report (Continued)

In the third quarter, the Fund's holdings in the energy, materials and health care sectors detracted most from performance, as investors grew more cautious about the economy's health. The primary areas of positive contribution during this period were the consumer discretionary, consumer staples, and technology sectors. Lastly, in October, the Fund saw strong performance in the information technology, materials and consumer discretionary areas. Hampering returns, on the other hand, were the Fund's holdings in the health care, industrials and telecommunication sectors.

What is your outlook?
   The cycle of small-cap outperformance, which started in 1999 and lasted more than seven years, appears to have ended. While small-cap stocks may still be capable of sharp rallies, based on our models, they don't have the potential for substantial or sustained outperformance over the next 12 months. As always, we will remain fully invested and committed to our quantitative discipline of investing that relies on our stock selection models and portfolio construction methods as we strive to achieve excess returns without taking excessive risk.

MassMutual Premier Discovery Value Fund – Portfolio Manager Report (Continued)

MassMutual Premier Discovery

Value Fund

Industry Table

(% of Net Assets) on 10/31/06

Financial Services	11.0%
Electric Utilities	7.0%
Energy	6.6%
Insurance	5.8%
Pharmaceuticals	5.3%
Electrical Equipment & Electronics	5.2%
Banking, Savings & Loans	4.3%
Medical Supplies	3.6%
Healthcare	3.1%
Broadcasting, Publishing & Printing	3.0%
Lodging	2.9%
Computers & Information	2.8%
Foods	2.7%
Aerospace & Defense	2.5%
Building Materials & Construction	2.4%
Metals & Mining	2.3%
Retail	2.2%
Prepackaged Software	2.2%
Chemicals	1.9%
Automotive & Parts	1.8%
Transportation	1.6%
Apparel, Textiles & Shoes	1.6%
Heavy Construction	1.5%
Machinery & Components	1.5%
Entertainment & Leisure	1.3%
Computer Integrated Systems Design	1.2%
Advertising	1.2%
Communications	1.1%
Household Products	1.1%
Industrial — Diversified	1.0%
Home Construction, Furnishings & Appliances	0.9%
Commercial Services	0.8%
Information Retrieval Services	0.8%
Real Estate	0.7%
Heavy Machinery	0.5%
Data Processing & Preparation	0.5%
Telephone Utilities	0.0%
Short-Term Investments and Other Assets and Liabilities	4.1%
100.0%

MassMutual Premier Discovery

Value Fund

Largest Stock Holdings (10/31/06)

Agilent Technologies, Inc.

CMS Energy Corp.

Everest Re Group Ltd.

Omnicare, Inc.

Oshkosh Truck Corp.

Invitrogen Corp.

National Financial Partners Corp.

Affiliated Managers Group, Inc.

ConAgra Foods, Inc.

E*TRADE Financial Corp.

MassMutual Premier Discovery Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Discovery Value Fund Class S, Class A, Class A (sales load deducted), Class Y and the Russell MidCap Value Index.

MassMutual Premier Discovery Value Fund
Total Return

Since Inception 12/1/05 - 10/31/06
Class S	16.21%
Class A	15.76%
Class A (Sales load deducted)*	9.10%
Class Y	16.20%
Russell Midcap Value Index	16.41%
Russell 2500 Value Index	12.26%

Hypothetical Investments in MassMutual Premier Discovery Value Fund Class L, Class N, Class N (CDSC fees deducted) and the Russell MidCap Value Index.

MassMutual Premier Discovery Value Fund
Total Return

Since Inception 12/1/05 - 10/31/06
Class L	15.98%
Class N	15.42%
Class N (CDSC fees deducted)*	14.42%
Russell Midcap Value Index	16.41%
Russell 2500 Value Index	12.26%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index and the Russell 2500 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Small Capitalization Value Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Small Capitalization Value Fund – and who is the Fund's sub-adviser?
   This Fund seeks to achieve long-term capital appreciation primarily through investment in small to medium-size companies. The Fund's sub-adviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2006?
   The Fund's Class S shares returned 15.05%, underperforming the 22.90% return of the Russell 2000® Value Index, an unmanaged index that measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Fund's 15.05% return also trailed the 19.98% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment background during the period?
   U.S. equity markets rallied to post slight gains for the fourth quarter of 2005, as the year ended with nearly all economic indicators moving in a positive direction. Domestic equity markets surged upward in the first quarter, with small-cap stocks leading the way. Dominating equity and bond market concerns over the first quarter was the lingering question of the future direction of interest rates, as a wave of firm economic indicators during the quarter caused speculation that the Federal Reserve (Fed) would continue raising short-term interest rates in the near term.

Financial markets were volatile in the second quarter, reflecting a crosscurrent of data that complicated both the near-term economic and inflation pictures. Ultimately, however, the markets were encouraged by the Federal Open Market Committee's statement on June 29, which offered some solace in its more relaxed tone regarding monetary policy – causing a consensus in the investment community that an end to the Fed's tightening phase was near. In the third quarter, both stocks and bonds performed well, buoyed by the Fed's decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. In most cases, stocks outperformed bonds – although moderating inflation readings and expectations of a slowing economy were particularly helpful to the bond market.

Finally, in October, which historically, in some years, has been a challenging month for the equity markets, stocks did extremely well – seemingly benefiting once again from lower energy prices – with the Dow Jones Industrial AverageSM seeing its best monthly advance (3.4%) since November 1995. The bond market, however, saw fits and starts throughout the month, as investors behaved warily in advance of the Fed's October meeting – driving yields on 10-year Treasury notes up to a close of 4.83% on October 23, from 4.62% at the beginning of the month.

What factors contributed to the Fund's performance?
   During the fourth quarter of 2005, stock selection in the consumer discretionary sector was particularly weak. On the upside, financial services, autos/transportation and materials/processing names added value. Turning to 2006, the Fund's stock selection added value during the first quarter. The Fund had highly favorable results among materials/processing and producer durables names, which benefited strongly from the pick-up in economic activity. Conversely, the primary areas of weakness for the Fund during the first three months of 2006 were the utilities and consumer staples sectors.

During the second quarter, the Fund benefited from strong stock selection in the information technology and financials sectors, where the portfolio had the strongest relative performance versus the Russell 2000 Value benchmark. But the Fund's stock selection in the consumer discretionary sector proved particularly costly with respect to its performance relative to the benchmark. In the third quarter, the Fund's results were fueled by strong stock selection in the information technology, consumer discretionary and health care sectors. The industrials, financials and materials sectors, on the other hand, detracted the most from the Fund's relative performance.

MassMutual Premier Small Capitalization Value Fund – Portfolio Manager Report (Continued)

Finally, in October, the Fund benefited the most from its holdings in the materials, consumer discretionary and energy sectors. Conversely, the Fund's investments in the consumer staples, financials and health care sectors – the weakest performers in the Russell 2000 Value Index for the month of October – contributed the least to the Fund's results, although they were additive to the Fund's performance on an absolute basis.

What is your outlook?
   The question on most investors' minds regarding where the economy will land is whether we will have a "soft" landing or a "hard" one. At the end of the Fund's fiscal year, the prevailing stock market sentiment was that, despite a housing downturn, the economy would grow enough to yield positive corporate earnings, primarily driven by corporate spending, albeit at a decelerating rate versus the past several years.

MassMutual Premier Small Capitalization Value Fund – Portfolio Manager Report (Continued)

MassMutual Premier Small

Capitalization Value Fund

Industry Table

(% of Net Assets) on 10/31/06

Banking, Savings & Loans	12.0%
Financial Services	7.7%
Insurance	7.6%
Commercial Services	6.5%
Apparel, Textiles & Shoes	5.4%
Electrical Equipment & Electronics	5.3%
Industrial — Diversified	4.6%
Communications	4.5%
Energy	3.8%
Foods	3.6%
Computer Programming Services	3.1%
Transportation	2.9%
Retail	2.9%
Home Construction, Furnishings & Appliances	2.5%
Metals & Mining	2.5%
Pharmaceuticals	2.5%
Computer Integrated Systems Design	2.4%
Heavy Machinery	2.4%
Entertainment & Leisure	1.6%
Chemicals	1.3%
Automotive & Parts	1.3%
Broadcasting, Publishing & Printing	1.3%
Prepackaged Software	1.2%
Aerospace & Defense	1.2%
Medical Supplies	1.2%
Computers & Information	1.0%
Beverages	1.0%
Building Materials & Construction	0.9%
Short-Term Investments and Other Assets and Liabilities	5.8%
100.0%

MassMutual Premier Small

Capitalization Value Fund

Largest Stock Holdings (10/31/06)

Harsco Corp.

Movado Group, Inc.

Central Garden & Pet Co.

Carlisle Cos., Inc.

Community Bancorp/NV

The Manitowoc Co., Inc.

Delphi Financial Group, Inc. Cl. A

Energen Corp.

EMC Insurance Group, Inc.

Watts Water Technologies, Inc. Cl. A

MassMutual Premier Small Capitalization Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Small Capitalization Value Fund Class S, Russell 2000 Index and the Russell 2000 Value Index.

MassMutual Premier Small Capitalization Value Fund
Total Return

	One Year 11/1/05 - 10/31/06	Five Year Average Annual 11/1/01 - 10/31/06	Since Inception Average Annual 12/19/00 - 10/31/06
Class S	15.05%	14.37%	11.58%
Russell 2000 Index	19.98%	13.76%	10.35%
Russell 2000 Value Index	22.90%	17.52%	15.99%

Hypothetical Investments in MassMutual Premier Small Capitalization Value Fund Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), Russell 2000 Index and the Russell 2000 Value Index.

MassMutual Premier Small Capitalization Value Fund
Total Return

	One Year 11/1/05 - 10/31/06	Since Inception Average Annual 11/1/04 - 10/31/06
Class A	14.57%	9.91%
Class A (Sales load deducted)*	7.98%	6.71%
Class Y	14.99%	10.34%
Class L	15.09%	10.31%
Class N	14.19%	9.58%
Class N (CDSC fees deducted)*	13.19%	9.58%
Russell 2000 Index	19.98%	15.96%
Russell 2000 Value Index	22.90%	17.86%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index and the Russell 2000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Main Street Small Cap Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Main Street Small Cap Fund – and who is the Fund's sub-adviser?
   The Fund seeks capital appreciation by investing mainly in common stocks of small-capitalization (small-cap) U.S. companies that the Fund's sub-adviser, OFI Institutional Asset Management, Inc. (OFI Institutional), believes have favorable business trends or prospects. These may include "growth" and/or "value" common stocks and other equity securities.

How did the Fund perform since its inception?
   Since its inception on September 27, 2006, through the period ended October 31, 2006, the Fund's Class S shares returned 4.50%, underperforming the 5.24% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment background during the period?
   In the third quarter of 2006, both stocks and bonds performed well, buoyed by the Federal Reserve's (Fed's) decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. In most cases, stocks outperformed bonds – although moderating inflation readings and expectations of a slowing economy were particularly helpful to the bond market.

In October, which historically, in some years, has been a challenging month for the equity markets, stocks did extremely well – seemingly benefiting once again from lower energy prices – with the Dow Jones Industrial AverageSM seeing its best monthly advance (3.4%) since November 1995. The bond market, however, saw fits and starts throughout the month, as investors behaved warily in advance of the Fed's October meeting – driving yields on 10-year Treasury notes up to a close of 4.83% on October 23, from 4.62% at the beginning of the month.

What factors contributed to the Fund's performance?
   During the third quarter of 2006, the Fund was positioned slightly towards the value style and larger companies. During this period, the Fund held overweight positions in the industrials and materials sectors. The Fund also had underweighted allocations to the financials and health care sectors.

In October, the Fund underperformed the Russell 2000 Index. The Fund's market capitalization exposure was the primary driver behind these results, as mid-cap stocks had a lower return for the month than their large-cap counterparts. The Fund's trading in October increased its weighting in technology and health care – and decreased its allocation to the financials and energy sectors.

What is your outlook?
   Turning points are relatively rare, but they can pose big dangers for investors. The appropriate action at such times is to pay more attention to diversification and risk. For us, the end of the small-cap cycle, which we believe has already occurred, means that many traits within the market are likely to change as well. One example is the impressive performance of value strategies. These factors have performed way above their long-term means in the past few years. In our own model construction, we must seek to maintain diversification to succeed in the market that is to come, and not be overly influenced by recent returns.

As always, we will seek to remain fully invested and committed to our quantitative discipline of investing that relies on our stock selection models and portfolio construction methods in our efforts to produce excess returns without taking undue risk.

MassMutual Premier Main Street Small Cap Fund – Portfolio Manager Report (Continued)

MassMutual Premier Main Street Small Cap Fund

Industry Table

(% of Net Assets) on 10/31/06

Electrical Equipment & Electronics	8.4%
Commercial Services	8.2%
Insurance	6.2%
Apparel, Textiles & Shoes	6.1%
Prepackaged Software	4.9%
Metals & Mining	4.7%
Financial Services	4.7%
Chemicals	4.0%
Energy	3.8%
Retail	3.5%
Banking, Savings & Loans	3.5%
Medical Supplies	3.0%
Transportation	2.9%
Restaurants	2.3%
Automotive & Parts	2.2%
Machinery & Components	2.2%
Pharmaceuticals	2.1%
Computers & Information	2.0%
Healthcare	1.8%
Computer Integrated Systems Design	1.7%
Telephone Utilities	1.6%
Heavy Machinery	1.6%
Communications	1.6%
Building Materials & Construction	1.6%
Home Construction, Furnishings & Appliances	1.4%
Forest Products & Paper	1.3%
Electric Utilities	1.3%
Broadcasting, Publishing & Printing	1.1%
Data Processing & Preparation	1.0%
Foods	0.9%
Information Retrieval Services	0.9%
Air Transportation	0.8%
Aerospace & Defense	0.7%
Real Estate	0.6%
Industrial — Diversified	0.6%
Entertainment & Leisure	0.5%
Computer Programming Services	0.5%
Computer Related Services	0.5%
Lodging	0.4%
Containers	0.4%
Food Retailers	0.3%
Internet Content	0.3%
Toys, Games	0.3%
Tobacco	0.2%
Household Products	0.2%
Agribusiness	0.2%
Advertising	0.1%
Manufacturing	0.1%
Beverages	0.1%
Photography Equipment/Supplies	0.1%
Travel	0.1%
Internet Software	0.1%
Computer & Other Data Processing Service	0.1%
Education	0.1%
Cosmetics & Personal Care	0.0%
Computer Maintenance & Repair	0.0%
Heavy Construction	0.0%
Retail — Grocery	0.0%
Environmental Controls	0.0%
Short-Term Investments and Other Assets and Liabilities	0.2%
100.0%

MassMutual Premier Main Street

Small Capitalization Fund

Largest Stock Holdings (10/31/06)

MicroStrategy, Inc. Cl. A

Jack in the Box, Inc.

Trammell Crow Co.

The Gymboree Corp.

Emcor Group, Inc.

OM Group, Inc.

Acuity Brands, Inc.

Hercules, Inc.

Brocade Communications Systems, Inc.

Oregon Steel Mills, Inc.

MassMutual Premier Main Street Small Cap Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Main Street Small Cap Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 2000 Index.

MassMutual Premier Main Street Small Cap Fund
Total Return

Since Inception 9/27/06 - 10/31/06
Class S	4.50%
Class A	4.50%
Class A (Sales load deducted)*	–1.51%
Class Y	4.50%
Class L	4.50%
Class N	4.40%
Class N (CDSC fees deducted)*	3.40%
Russell 2000 Index	5.24%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Small Company Opportunities Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Small Company Opportunities Fund – and who is the Fund's sub-adviser?
   This Fund seeks to achieve long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Fund's sub-adviser, OFI Institutional Asset Management, Inc. (OFI Institutional), to be realistically valued.

How did the Fund perform during the 12 months ended October 31, 2006?
   The Fund's Class S shares returned 10.26%, lagging the 19.98% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment background during the period?
   U.S. equity markets rallied to post slight gains for the fourth quarter of 2005, as the year ended with nearly all economic indicators moving in a positive direction. Domestic equity markets surged upward in the first quarter, with small-cap stocks leading the way – as the pick-up in economic activity after the fourth quarter's hurricane-induced slowdown boosted economically sensitive stocks.

In the second quarter, there was a turnaround in the fortunes of the equity markets worldwide, as investor uncertainty (caused in part by global unrest and rising oil prices) led many of the world's equity markets lower. Meanwhile, with rising inflation and interest rates, bond prices remained on the defensive. In the third quarter, both stocks and bonds performed well, buoyed by the Federal Reserve's (Fed's) decision to hold interest rates steady in both August and September, falling crude oil prices and favorable readings in some key inflation measures. Foreign stocks also fared well. In most cases, stocks outperformed bonds – although moderating inflation readings and expectations of a slowing economy were particularly helpful to the bond market.

Finally, in October, which historically, in some years, has been a challenging month for the equity markets, stocks did extremely well – seemingly benefiting once again from lower energy prices – with the Dow Jones Industrial AverageSM seeing its best monthly advance (3.4%) since November 1995. The bond market, however, saw fits and starts throughout the month, as investors behaved warily in advance of the Fed's October meeting – driving yields on 10-year Treasury notes up to a close of 4.83% on October 23, from 4.62% at the beginning of the month.

What factors contributed to the Fund's performance?
   Stock selection in the consumer discretionary, health care and technology sectors detracted from the Fund's performance in the fourth quarter of 2005. Holdings that were favorable for the Fund during the period were materials/processing and transportation-related names. Although the Fund realized positive gains from all economic sector categories during the first quarter of 2006, stock selection hampered the Fund's performance. Specifically, results from the Fund's holdings in the consumer discretionary, technology, financial services and materials/processing sectors detracted from the Fund's returns. Conversely, contributing to the Fund's progress during the period were stock selection in the health care sector, highly favorable results for the Fund's energy services names, and select holdings in the electrical components and equipment sector.

Relative to the Russell 2000 Index, the Fund was positioned slightly towards value and larger-capitalization stocks in the second quarter. As of June 30, 2006, the weighted average market capitalization (WAMC) for the Fund was $1.35 billion, above the Index at $1.05 billion. The Fund held overweight positions in the consumer discretionary and materials sectors – and underweight stakes in the financials and health care sectors. The Fund's trading in June increased its weighting in consumer discretionary and materials and decreased its allocation to the technology and health care sectors. During the third quarter of 2006, the Fund was positioned slightly towards the value style and larger

MassMutual Premier Small Company Opportunities Fund – Portfolio Manager Report (Continued)

companies. During this period, the Fund held overweight positions in the industrials and materials sectors. The Fund also had underweighted allocations to the financials and health care sectors.

In October, the Fund underperformed the Russell 2000 Index. The Fund's market capitalization exposure was the primary driver behind these results, as mid-cap stocks had a lower return for the month than their large-cap counterparts. The Fund's trading in October increased its weighting in technology and health care – and decreased its allocation to the financials and energy sectors.

What is your outlook?
   The cycle of small-cap outperformance, which started in 1999 and lasted more than seven years, appears to have ended. While small- and micro-cap stocks may still be capable of sharp rallies, based on our models, they don't have the potential for substantial or sustained outperformance over the next 12 months. As always, we will seek to remain fully invested and committed to our quantitative discipline of investing that relies on our stock selection models and portfolio construction methods as we strive to achieve excess returns without taking excessive risk.

MassMutual Premier Small Company Opportunities Fund – Portfolio Manager Report (Continued)

MassMutual Premier Small Company

Opportunities Fund

Industry Table

(% of Net Assets) on 10/31/06

Electrical Equipment & Electronics	8.4%
Commercial Services	8.1%
Apparel, Textiles & Shoes	5.8%
Financial Services	5.7%
Insurance	5.7%
Metals & Mining	4.9%
Energy	4.8%
Prepackaged Software	4.3%
Chemicals	4.0%
Banking, Savings & Loans	3.4%
Retail	3.3%
Medical Supplies	3.0%
Transportation	2.7%
Automotive & Parts	2.2%
Restaurants	2.1%
Computers & Information	2.0%
Pharmaceuticals	2.0%
Machinery & Components	2.0%
Computer Integrated Systems Design	1.8%
Healthcare	1.7%
Heavy Machinery	1.7%
Communications	1.6%
Telephone Utilities	1.6%
Home Construction, Furnishings & Appliances	1.4%
Building Materials & Construction	1.4%
Forest Products & Paper	1.3%
Electric Utilities	1.2%
Foods	1.1%
Broadcasting, Publishing & Printing	1.1%
Data Processing & Preparation	0.9%
Air Transportation	0.9%
Information Retrieval Services	0.8%
Industrial - Diversified	0.6%
Aerospace & Defense	0.6%
Entertainment & Leisure	0.5%
Computer Related Services	0.5%
Computer Programming Services	0.5%
Real Estate	0.4%
Containers	0.4%
Food Retailers	0.4%
Lodging	0.3%
Internet Software	0.3%
Internet Content	0.3%
Toys, Games	0.3%
Tobacco	0.2%
Agribusiness	0.2%
Household Products	0.2%
Manufacturing	0.1%
Advertising	0.1%
Beverages	0.1%
Photography Equipment/Supplies	0.1%
Travel	0.1%
Heavy Construction	0.1%
Computer & Other Data Processing Service	0.1%
Education	0.0%
Cosmetics & Personal Care	0.0%
Retail — Grocery	0.0%
Computer Maintenance & Repair	0.0%
Environmental Controls	0.0%
Miscellaneous	0.0%
Short-Term Investments and Other Assets and Liabilities	0.7%
100.0%

MassMutual Premier Small Company

Opportunities Fund

Largest Stock Holdings (10/31/06)

iShares Russell 2000 Index Fund

Veritas DGC, Inc.

OM Group, Inc.

Brocade Communications Systems, Inc.

Jack in the Box, Inc.

Hercules, Inc.

Acuity Brands, Inc.

Chaparral Steel Co.

The Gymboree Corp.

Knight Capital Group, Inc. Cl. A

MassMutual Premier Small Company Opportunities Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Small Company Opportunities Fund Class A, Class A (sales load deducted) and the Russell 2000 Index.

MassMutual Premier Small Company Opportunities Fund
Total Return

	One Year 11/1/05 - 10/31/06	Five Year Average Annual 11/1/01 - 10/31/06	Since Inception Average Annual 7/20/98 - 10/31/06
Class A	9.81%	8.62%	11.17%
Class A (Sales load deducted)*	3.49%	7.34%	10.38%
Russell 2000 Index	19.98%	13.76%	7.66%

Hypothetical Investments in MassMutual Premier Small Company Opportunities Fund Class S, Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 2000 Index.

MassMutual Premier Small Company Opportunities Fund
Total Return

	One Year 11/1/05 - 10/31/06	Since Inception Average Annual 11/1/04 - 10/31/06
Class S	10.26%	8.74%
Class Y	10.21%	8.65%
Class L	10.09%	8.53%
Class N	9.45%	7.90%
Class N (CDSC fees deducted)*	8.45%	7.90%
Russell 2000 Index	19.98%	15.96%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Global Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Global Fund – and who is the Fund's sub-adviser?
   This Fund seeks long-term capital appreciation by investing mainly in common stocks of companies in the U.S. and foreign countries. The Fund's sub-adviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended October 31, 2006?
   The Fund's Class S shares returned 19.11%, trailing the 21.32% return of the Morgan Stanley Capital InternationalSM (MSCI®) World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S.

What was the investment background during the period?
   2005 was a strong year for international equities. While most United States indexes showed only slightly positive results (such as the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies, that only advanced 2.09% for all of 2005), regions outside the U.S. posted double-digit growth, particularly in the Nordic countries and the Far East. The MSCI World Index gained 7.56% in dollar terms.

The first quarter of 2006 also saw positive results for international equities. The MSCI World Index gained 6.15% in dollar terms. During the same timeframe, the S&P 500 Index returned only 4.21%. Cyclical worries abounded during the second quarter. Financial markets across the globe were obsessed with oil and commodity prices, perceived inflation and the Federal Reserve's interest rate intentions, global imbalances and the dollar, and broader cyclical demand. Europe was an unusual bastion of safety, and the only major geographic region to maintain positive aggregate returns, largely bolstered by appreciation of the euro. Emerging markets fell broadly, with large pullbacks in Eastern Europe and the Middle East, while Japan continued to stumble. In the third quarter, the economic environment was characterized by significant monetary tightening in the U.S. as well in parts of Europe. Worries that higher oil prices would lead to generalized inflation drove this tightening. Further, concerns regarding the decline of U.S. housing prices weighed on investors' minds. While the third quarter did not provide the most benign environment for stocks as liquidity tightened worldwide, the markets nevertheless continued to rally, as valuations remained attractive.

Finally, although cyclical woes continue to plague asset markets throughout the world, growth stocks generally performed well in the month of October.

What factors contributed to the Fund's performance?
   We attribute the Fund's strength in the fourth quarter of 2005 to our individual stock selection strategy. One contributor was Advanced Micro Devices (AMD), whose new dual core processor chip achieved significant traction in the server market ahead of Intel's competitive offering. Resona Holdings Inc., Japan's fourth-largest bank (as measured by assets) was another solid performer. Conversely, one of our largest holdings, Vodafone, detracted from performance as 2005 came to a close. During the first quarter of 2006, we initiated positions in Wal-Mart, ADP and Cendant. We also launched smaller positions in 3M, Kyocera and Johnson & Johnson. We capitalized on temporary setbacks in Boston Scientific, Biomet, Sirius Satellite and eBay to bolster our existing positions in those issues. Furthermore, we did some housekeeping – reducing positions in stocks which had notably strong gains, including Corning and Husky Energy. We exited positions in Tele Norte Leste, TVB, Sun Microsystems and Cadence. Our strongest gains during the quarter came from Corning, Ericsson and Zee Telefilms.

In the second quarter, relative to the benchmark MSCI World Index, North America was the largest negative detractor in the portfolio, contributing 1.8% of negative variance. Conversely, the best sectors relative to the benchmark were consumer discretionary and telecommunication services. Our meaningful overweight position relative to the benchmark in information technology was the most

MassMutual Premier Global Fund – Portfolio Manager Report (Continued)

significant negative detractor from relative performance in the second quarter. Our underweight position in energy also contributed negative variance. Turning to the third quarter, from a country perspective, the United States was the largest contributor to the portfolio's results. From a sector standpoint, the largest contributors to performance were information technology, financials, and consumer discretionary. During the quarter, the Fund held overweight positions in both information technology and consumer discretionary and underweight stakes in financials. Finally, in the month of October, the most significant positive contributions to the Fund's performance came from its largest holdings, including Ericsson, Vodafone, Infosys and eBay. The most significant detractors, on the other hand, were Advanced Micro Devices, Corning and Quest Diagnostics.

What is your outlook?
   As global growth continues to chug along nicely and interest rates remain relatively low, we remain generally optimistic about worldwide markets. As such, we expect to continue to see good opportunities for investment. We remain focused on our long-term investment approach and our policy of looking for "good companies in good businesses at good prices."

MassMutual Premier Global Fund

Country Weightings

(% of Net Assets) on 10/31/06

United States	36.1%
United Kingdom	12.4%
Japan	9.3%
Sweden	6.1%
France	5.6%
Germany	5.1%
Switzerland	3.3%
India	3.1%
Mexico	2.2%
South Korea	2.0%
Canada	1.6%
Brazil	1.5%
Taiwan	1.4%
Panama	1.3%
Bermuda	1.1%
Netherlands	1.1%
Holland * Jas	0.9%
Spain	0.9%
Finland	0.7%
Italy	0.5%
Norway	0.3%
Hong Kong	0.3%
Denmark	0.3%
Singapore	0.2%
No_Country	0.2%
Australia	0.1%
Short-Term Investments and Other Assets and Liabilities	2.4%
100.0%

MassMutual Premier Global Fund

Largest Stock Holdings

Largest Stock Holdings (10/31/06)

Telefonaktiebolaget LM Ericsson Cl. B

Vodafone Group PLC

Microsoft Corp.

Hennes & Mauritz AB Cl. B

eBay, Inc.

Royal Bank of Scotland Group PLC

Reckitt Benckiser PLC

Sanofi-Aventis

Infosys Technologies Ltd.

Carnival Corp.

MassMutual Premier Global Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Global Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Morgan Stanley Capital International (MSCI) World Index.

MassMutual Premier Global Fund
Total Return

	One Year 11/1/05 - 10/31/06	Since Inception Average Annual 12/31/04 - 10/31/06
Class S	19.11%	13.66%
Class A	18.41%	13.06%
Class A (Sales load deducted)*	11.60%	9.47%
Class Y	18.86%	13.47%
Class L	18.78%	13.37%
Class N	18.35%	12.92%
Class N (CDSC fees deducted)*	17.35%	12.92%
MSCI World Index	21.32%	13.27%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier International Equity Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier International Equity Fund – and who is the Fund's sub-adviser?
   This Fund seeks to achieve a high total rate of return over the long term by investing in a diversified portfolio of foreign and domestic equity securities. The Fund's sub-adviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended October 31, 2006?
   The Fund's Class S shares returned 26.76%, underperforming the 27.52% return of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index, a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East.

What was the investment background during the period?
   2005 was a strong year for international equities. While most United States indexes showed only slightly positive results (such as the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies, that only advanced 2.09% for all of 2005), regions outside the U.S. posted double-digit growth, particularly in the Nordic countries and the Far East.

The first quarter of 2006 also saw positive results for international equities. The MSCI EAFE Index advanced 9.40%. During the same timeframe, the S&P 500 Index returned only 4.21%. Cyclical worries abounded during the second quarter. Financial markets across the globe were obsessed with oil and commodity prices, perceived inflation and the Federal Reserve's interest rate intentions, global imbalances and the dollar, and broader cyclical demand. Europe was an unusual bastion of safety, and the only major geographic region to maintain positive aggregate returns, largely bolstered by appreciation of the euro. Emerging markets fell broadly, with large pullbacks in Eastern Europe and the Middle East, while Japan continued to stumble. In the third quarter, the economic environment was characterized by significant monetary tightening in the U.S. as well in parts of Europe. Worries that higher oil prices would lead to generalized inflation drove this tightening. Further, concerns regarding the decline of U.S. housing prices weighed on investors' minds. While the third quarter did not provide the most benign environment for stocks as liquidity tightened worldwide, the markets nevertheless continued to rally, as valuations remained attractive.

Finally, although cyclical woes continue to plague asset markets throughout the world, growth stocks generally performed well in the month of October.

What factors contributed to the Fund's performance?
   During the fourth quarter of 2005, the Fund's performance was driven largely by its holdings in major and regional banks, electronic components, and metals/minerals. The largest drag on performance was in biotechnology; more specifically, the Fund's holdings in Novogen and Marshall Edwards. Geographically, Japan was the Fund's most successful country, contributing 3.52% to the Fund's performance in 2005. Norway proved to be the largest detractor. Turning to 2006, the three largest contributors to returns in the first quarter were NicOx (which added 0.95% to the Fund's return), ABB (+0.62%) and Aalberts Industries (+0.59%). The largest detractors in the first quarter were Novogen (which caused the Fund to lose 0.29%) and its subsidiary Marshall Edwards (–0.13%), and GS Home Shopping (–0.27%).

In the second quarter, rising interest rates, high energy prices, and the repricing of risk were the most important factors influencing the Fund's performance. While interest rates remained low by historical standards, the direction of interest rate changes, not their absolute magnitude, were the primary influences in the second quarter's investment environment. Rising energy prices squeezed the margins of many companies in the portfolio, generating these firms to question the extent and speed at which higher energy prices could be passed on to their customers. In the third quarter, stock-specific results once again were the greatest determiners in the Fund's performance. The top five contributors during this period included Capita Group, Collins Stewart, Continental AG, Tandberg ASA and ICICI Bank. The top five detractors were Solidere, MUFG, Impala Platinum, Puma AG and CVRD.

MassMutual Premier International Equity Fund – Portfolio Manager Report (Continued)

Once again in October, stock-specific results significantly influenced the Fund's performance. On the positive side, NicOx added 0.38% to the Fund's return, ABB added 0.30% and Ericsson contributed 0.22%. Conversely, Novogen took away 0.11% from the Fund's bottom line. Continental (-0.08%) and BenQ Corp (–0.06%) were also among the Fund's worst performers in October.

What is your outlook?
   The global economy is ticking along, but some concern has recently arisen over the housing market in the United States, which has slowed considerably. Uncertainty remains over how the slowdown will affect overall economic activity. The health of the U.S housing market has ramifications for the export-oriented countries of Asia insofar as a slowing of home equity build-up can cause American consumers to behave frugally. As of yet, we have not seen anything that points to an overly alarming environment, but we continue to monitor the situation carefully.

Ultimately, we believe that the underlying themes supporting our investment decisions remain intact. The key to our investment process is ignoring short-term noise and concentrating on what will pay off in the long term. We also appreciate the ability of the market to misprice companies with excellent prospects in our view, because that behavior can generate investment opportunities for us.

MassMutual Premier

International Equity Fund

Country Weightings

(% of Net Assets) on 10/31/06

United Kingdom	17.8%
Japan	16.1%
France	12.0%
Switzerland	9.0%
Germany	6.8%
Netherlands	4.2%
Sweden	3.6%
Denmark	3.6%
India	3.4%
Italy	3.2%
Australia	2.7%
Brazil	2.4%
Spain	2.0%
Ireland	1.8%
Norway	1.6%
United States	1.5%
South Korea	1.4%
Finland	1.2%
South Africa	1.2%
Lebanon	1.0%
Panama	0.9%
Mexico	0.8%
No_Country	0.4%
Taiwan	0.3%
Canada	0.2%
Israel	0.1%
Short-Term Investments and Other Assets and Liabilities	0.8%
100.0%

MassMutual Premier

International Equity Fund

Largest Stock Holdings (10/31/06)

ABB Ltd.

Telefonaktiebolaget LM Ericsson Cl. B

William Demant Holding

Continental AG

Capita Group PLC

Aalberts Industries NV

Anglo Irish Bank Corp. PLC

Collins Stewart Holdings PLC

Mitsubishi Tokyo Financial Group, Inc., JPY

Technip SA

MassMutual Premier International Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier International Equity Fund Class S and the MSCI EAFE Index.

MassMutual Premier International Equity Fund
Total Return

	One Year 11/1/05 - 10/31/06	Five Year Average Annual 11/1/01 - 10/31/06	Ten Year Average Annual 11/1/96 - 10/31/06
Class S	26.76%	12.52%	8.82%
MSCI EAFE Index	27.52%	14.56%	7.34%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier International Equity Fund – Portfolio Manager Report (Continued)

Hypothetical Investments in MassMutual Premier International Equity Fund Class A, Class A (sales load deducted), Class Y and the MSCI EAFE Index.

MassMutual Premier International Equity Fund
Total Return

	One Year 11/1/05 - 10/31/06	Five Year Average Annual 11/1/01 - 10/31/06	Since Inception Average Annual 1/1/98 - 10/31/06
Class A	26.27%	12.07%	7.04%
Class A (Sales load deducted)*	19.01%	10.75%	6.33%
Class Y	26.68%	12.51%	7.49%
MSCI EAFE Index	27.52%	14.56%	7.81%

Hypothetical Investments in MassMutual Premier International Equity Fund Class L and the MSCI EAFE Index.

MassMutual Premier International Equity Fund
Total Return

	One Year 11/1/05 - 10/31/06	Five Year Average Annual 11/1/01 - 10/31/06	Since Inception Average Annual 5/3/99 - 10/31/06
Class L	26.61%	12.35%	7.21%
MSCI EAFE Index	27.52%	14.56%	5.88%

Hypothetical Investments in MassMutual Premier International Equity Fund Class N, Class N (CDSC fees deducted), and the MSCI EAFE Index.

MassMutual Premier International Equity Fund
Total Return

	One Year 11/1/05 - 10/31/06	Since Inception Average Annual 12/31/02 - 10/31/06
Class N	25.82%	24.56%
Class N (CDSC fees deducted)*	24.82%	24.56%
MSCI EAFE Index	27.52%	23.79%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Focused International Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Premier Focused International Fund – and who is the Fund's sub-adviser?
   This Fund seeks long-term capital appreciation. The Fund's sub-adviser is Baring International Investment Limited (Baring).

How did the Fund perform during the 10 months ended October 31, 2006?
   Since the Fund's inception on December 1, 2005, its Class S shares returned 24.60%, outperforming the 24.48% return of the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index, a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East.

What was the investment background during the period?
   After a buoyant January, markets finally started to come under pressure from tightening monetary policy across the world. Notable casualties for the first quarter of 2006 were the Gulf stock markets, Turkish equities and the leading commodity currencies. Meanwhile, the major western equity markets were largely unaffected by these developments. During the first quarter, Wall Street struggled to new highs, Europe surged on the back of revived confidence and even Japan shrugged off the Livedoor securities fraud scandal. Concurrently, the UK market was a quiet, but impressive, outperformer, having posted one of the most sustained rallies since the 1950s. In the second quarter, monetary policy tightened, as central bankers ratcheted up their inflation-fighting rhetoric and followed words with deeds. China, Thailand, South Africa, the European Central Bank and Switzerland all raised their rates. In response, most equity markets fell hard during the middle of the quarter, then rallied at the end. Japan and the emerging markets were the worst hit, however, with losses of 4.6% and 4.3%, respectively. The best-performing market was once again the UK, which rose 4.9%. The recovery in Europe continued to gather steam, but in Japan, activity was a little softer at the edges, although its economic recovery continued.

Turning to the third quarter, most international equity market returns were positive, and less volatile than in the second quarter. Japan was the worst-performing international market, falling nearly 1% during the quarter. The best-performing major market was Singapore, rising 7%. Finally, in October, from a geographic standpoint, Europe was flat when compared to the benchmark (MSCI EAFE), although the UK market did well overall. Japan continued to have a lackluster month, producing only half the return of the index. The Singapore market broke to new highs during October.

What factors contributed to the Fund's performance?
   During the first quarter, the Fund benefited from positive stock selection within Continental Europe, as several stocks that we bought in 2005 delivered strong results. However, in both Europe and the UK, we were torn between the rising macroeconomic hindrances to the strategy and the company-specific restructuring benefits to the strategy. As a result, our primary focus in these markets was on stock selection. Turning to the second quarter, positive stock selection within the UK and Singapore fueled the Fund's progress. The best-performing stock during the quarter was C&C Group, the Irish alcoholic drinks company. Conversely, small-cap stocks in Japan, Europe and Australia hampered the Fund's performance.

In the third quarter, the Fund benefited from positive stock selection in Europe ex-UK. For the second consecutive quarter, the best-performing stock was C&C Group. Due to a run-up of 50% in that company's stock price, we began to reduce the Fund's position in that holding. Also during the third quarter, most of the portfolio's small-cap holdings bounced back strongly after their disappointing second-quarter results. On the other hand, the Fund's overweight to the energy sector hampered its progress in the third quarter. In October, we added value through strong stock-specific stories, including TGS Nopec (an oil services name). Our underweight stance in Japan added value, as did our overweight position in Singapore. Our exposure to European financials also fueled performance, as they had a strong month. From a sector perspective, the resource sectors had a strong month: Energy and materials stocks displayed good returns.

MassMutual Premier Focused International Fund – Portfolio Manager Report (Continued)

What is your outlook?
   We expect moderate global economic growth in 2007, with only the U.S. economy experiencing growth below trend. Fears of a much sharper global slowdown may impact international equity markets from time to time, but we will use these periods of share price weakness to add to our highest-conviction stock purchases.

MassMutual Premier Focused

International Fund

Country Weightings

(% of Net Assets) on 10/31/06

United Kingdom	19.5%
Japan	15.0%
Germany	8.1%
Greece	6.0%
Singapore	6.0%
Australia	6.0%
France	5.8%
China	4.4%
Ireland	4.0%
Norway	4.0%
Switzerland	3.9%
Italy	3.9%
Sweden	3.6%
Austria	2.0%
Denmark	2.0%
Bermuda	1.9%
Holland	1.9%
Cayman Islands	0.1%
Short-Term Investments and Other Assets and Liabilities	1.9%
100.0%

MassMutual Premier Focused

International Fund

Largest Stock Holdings (10/31/06)

Software AG

Rational AG

Guangzhou R&F Properties Co. Ltd.
  Cl. H

C&C Group PLC

Capitaland Ltd.

Cosmote Mobile Communications SA

Piraeus Bank SA

Oxiana Ltd.

Banca Popolare Di Milano

Lonmin PLC

MassMutual Premier Focused International Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Focused International Fund Class S, Class A, Class A (sales load deducted), Class Y and the MSCI EAFE Index.

MassMutual Premier Focused International Fund
Total Return

Since Inception 12/1/05 - 10/31/06
Class S	24.60%
Class A	24.10%
Class A (Sales load deducted)*	16.96%
Class Y	24.50%
MSCI EAFE Index	24.48%

Hypothetical Investments in MassMutual Premier Focused International Fund Class L, Class N, Class N (CDSC fees deducted) and the MSCI EAFE Index.

MassMutual Premier Focused International Fund
Total Return

Since Inception 12/1/05 - 10/31/06
Class L	24.40%
Class N	23.70%
Class N (CDSC fees deducted)*	22.70%
MSCI EAFE Index	24.48%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Money Market Fund – Portfolio of Investments

October 31, 2006

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 100.5%
Commercial Paper — 83.5%
American General Finance Corp. 5.200% 01/16/2007	$8,950,000	$8,851,749
American General Finance Corp. 5.205% 11/29/2006	6,600,000	6,573,281
American Honda Finance Corp. 5.210% 12/05/2006	4,000,000	3,980,318
American Honda Finance Corp. 5.220% 11/06/2006	7,939,000	7,933,245
Amsterdam Funding Corp.(a) 5.210% 01/12/2007	15,000,000	14,843,700
Bankamerica Corp. 5.250% 12/01/2006	14,156,000	14,094,068
Beethoven Funding Corp.(a) 5.270% 12/08/2006	14,325,000	14,247,410
Bryant Park Funding LLC(a) 5.250% 01/19/2007	4,500,000	4,448,156
CBA (Delaware) Finance, Inc. 5.245% 12/15/2006	14,600,000	14,506,406
CIT Group, Inc. 5.250% 11/01/2006	3,000,000	3,000,000
Coca-Cola Enterprises, Inc.(a) 5.230% 11/16/2006	15,575,000	15,541,060
Colgate-Palmolive Co.(a) 5.180% 11/13/2006	5,000,000	4,991,367
Colgate-Palmolive Co.(a) 5.190% 11/06/2006	4,775,000	4,771,558
DaimlerChrysler Revolving Auto Conduit LLC 5.250% 01/24/2007	6,000,000	5,926,500
DaimlerChrysler Revolving Auto Conduit LLC 5.260% 11/08/2006	9,000,000	8,990,795
Danske Corp. 5.220% 01/22/2007	15,000,000	14,821,650
Dell, Inc. 5.230% 11/17/2006	14,100,000	14,067,226
Eaton Corp.(a) 5.200% 12/06/2006	15,600,000	15,521,133

	Principal Amount	Market Value
Falcon Asset Securitization Corp.(a) 5.260% 11/03/2006	$12,000,000	$11,996,493
FCAR Owner Trust I 5.270% 12/11/2006	14,250,000	14,166,558
General Electric Capital Corp. 5.200% 02/20/2007	2,785,000	2,740,347
General Electric Co. 5.200% 12/29/2006	10,463,000	10,375,343
Govco, Inc.(a) 5.250% 01/25/2007	7,900,000	7,802,073
Govco, Inc.(a) 5.260% 11/10/2006	7,643,000	7,632,950
Harley-Davidson, Inc.(a) 5.190% 12/04/2006	8,100,000	8,061,464
Harley-Davidson, Inc.(a) 5.190% 12/15/2006	3,917,000	3,892,153
Harley-Davidson, Inc.(a) 5.200% 11/08/2006	269,000	268,728
Harley-Davidson, Inc.(a) 5.210% 11/08/2006	1,321,000	1,319,662
ING US Funding LLC 5.210% 02/20/2007	7,896,000	7,769,157
ING US Funding LLC 5.220% 02/20/2007	3,225,000	3,173,094
ING US Funding LLC 5.250% 12/13/2006	4,475,000	4,447,590
L'Oreal USA, Inc.(a) 5.230% 11/09/2006	9,825,000	9,813,581
McCormick & Co., Inc. 5.140% 11/30/2006	12,200,000	12,149,485
Medtronic, Inc.(a) 5.200% 01/11/2007	15,500,000	15,341,039
Minnesota Mining & Manufacturing Co. 5.150% 12/14/2006	15,300,000	15,205,884
National Rural Utilities 5.230% 11/29/2006	5,880,000	5,856,081
National Rural Utilities 5.260% 12/05/2006	9,850,000	9,801,067
Nestle Capital Corp.(a) 5.210% 01/02/2007	13,200,000	13,081,559
New Center Asset Trust 5.220% 01/17/2007	6,400,000	6,328,544
New Center Asset Trust 5.220% 03/01/2007	5,000,000	4,913,000
New Center Asset Trust 5.260% 11/20/2006	4,110,000	4,098,590
Nstar(a) 5.240% 11/07/2006	2,834,000	2,831,525

	Principal Amount	Market Value
Paccar Financial Corp. 5.220% 12/22/2006	$805,000	$799,047
Paccar Financial Corp. 5.220% 01/04/2007	8,750,000	8,668,800
Paccar Financial Corp. 5.230% 11/15/2006	5,950,000	5,937,898
Parker-Hannifin Corp.(a) 5.230% 11/22/2006	5,500,000	5,483,220
Parker-Hannifin Corp.(a) 5.250% 11/07/2006	10,000,000	9,991,250
Pitney Bowes, Inc.(a) 5.220% 11/20/2006	10,000,000	9,972,450
Proctor & Gamble International Funding SCA(a) 5.210% 12/04/2006	15,850,000	15,774,303
Reckitt Benckiser PLC 5.250% 01/17/2007	15,500,000	15,325,948
Sheffield Receivables(a) 5.120% 11/21/2006	11,875,000	11,841,222
Sigma-Aldrich Corp.(a) 5.250% 11/30/2006	6,808,000	6,779,208
Societe Generale North America 5.240% 02/16/2007	8,666,000	8,531,032
Southern Company(a) 5.230% 11/07/2006	2,685,000	2,682,660
Sysco Corp.(a) 5.220% 11/01/2006	10,800,000	10,800,000
Sysco Corp.(a) 5.220% 12/21/2006	4,800,000	4,765,200
Target Corp. 5.200% 11/27/2006	14,444,000	14,389,755
The Stanley Works(a) 5.200% 11/13/2006	5,800,000	5,789,947
Toyota Motor Credit Co. 5.240% 11/14/2006	14,000,000	13,973,509
Wal-Mart Stores, Inc. 5.210% 11/28/2006	14,200,000	14,144,514
		525,825,552
Discount Notes — 4.4%
Fed Home Loan Bank 5.070% 11/10/2006	9,587,000	9,574,849
Federal Farm Credit 5.070% 01/03/2007	6,088,000	6,033,984
Federal Home Loan Bank 5.080% 12/27/2006	12,120,000	12,024,225
		27,633,058

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
U.S. Treasury Bills — 12.6%
U.S. Treasury Bill 4.730% 12/07/2006	$45,580,000	$45,364,407
U.S. Treasury Bill 4.810% 11/02/2006	7,100,000	7,099,051
U.S. Treasury Bill 4.810% 01/04/2007	7,280,000	7,217,748
U.S. Treasury Bill 4.976% 02/08/2007	6,285,000	6,199,005
U.S. Treasury Bill 4.976% 02/22/2007	13,700,000	13,486,018
		79,366,229
TOTAL SHORT-TERM INVESTMENTS (Cost $632,824,839)		632,824,839
TOTAL INVESTMENTS — 100.5%(b)		632,824,839
Other Assets/ (Liabilities) — (0.5%)		(2,923,814)
NET ASSETS — 100.0%		$629,901,025

Notes to Portfolio of Investments

(a)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities amounted to a value of $240,285,071 or 38.1% of net assets.

(b)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments

October 31, 2006

	Principal Amount	Market Value
BONDS & NOTES — 44.8%
ASSET BACKED SECURITIES — 1.5%
Financial Services
Chase Mortgage Finance Co., Series 2003-S11, Class 1A-1 5.000% 10/25/2033	$2,405,793	$2,303,516
Massachusetts RRB Special Purpose Trust Series 1999-1, Class A4 6.910% 09/15/2009	1,002,481	1,011,157
Mirant Mid-Atlantic LLC, Series 2001, Class A 8.625% 06/30/2012	822,575	873,986
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 6.700% 10/25/2028	17,514	17,481
Oak Hill Credit Partners, Series 1A, Class A2 5.440% 09/12/2013	2,400,000	2,403,750
Travelers Funding Ltd., Series 1A, Class A1(a) 6.300% 02/18/2014	1,310,912	1,314,976
TOTAL ASSET BACKED SECURITIES (Cost $8,010,408)		7,924,866
CORPORATE DEBT — 25.9%
Apparel, Textiles & Shoes — 0.3%
Kellwood Co. 7.625% 10/15/2017	125,000	115,000
Kellwood Co. 7.875% 07/15/2009	300,000	300,000
Mohawk Industries, Inc., Series C
6.500% 04/15/2007	1,000,000	1,003,871
		1,418,871
Automotive & Parts — 0.8%
DaimlerChrysler NA Holding Corp. 4.050% 06/04/2008	1,700,000	1,662,236
DaimlerChrysler NA Holding Corp. 4.125% 03/07/2007	2,375,000	2,364,227
		4,026,463

	Principal Amount	Market Value
Banking, Savings & Loans — 1.6%
Ametek, Inc. 7.200% 07/15/2008	$1,715,000	$1,751,331
Bank of America Corp. 3.250% 08/15/2008	500,000	483,640
CIT Group, Inc. 3.650% 11/23/2007	1,600,000	1,572,642
JP Morgan Chase & Co. 3.125% 12/11/2006	1,250,000	1,247,042
Residential Capital Corp. 6.125% 11/21/2008	1,140,000	1,146,327
SLM Corp. 5.000% 10/01/2013	1,100,000	1,076,879
Wells Fargo & Co. 4.125% 03/10/2008	760,000	748,302
		8,026,163
Beverages — 0.4%
Anheuser-Busch Cos., Inc. 5.050% 10/15/2016	435,000	421,758
Constellation Brands, Inc. 8.000% 02/15/2008	300,000	306,375
Diageo Finance BV 3.000% 12/15/2006	1,000,000	997,217
Miller Brewing Co.(a) 4.250% 08/15/2008	475,000	465,986
		2,191,336
Broadcasting, Publishing & Printing — 2.5%
Belo Corp. 6.750% 05/30/2013	1,350,000	1,384,579
Belo Corp. 8.000% 11/01/2008	600,000	626,249
Clear Channel Communications, Inc. 4.250% 05/15/2009	1,085,000	1,046,571
Comcast Corp. 5.500% 03/15/2011	625,000	629,095
Cox Communications, Inc. 4.625% 01/15/2010	2,865,000	2,799,644
Cox Enterprises, Inc.(a) 4.375% 05/01/2008	1,390,000	1,364,742
Dow Jones & Co., Inc. 3.875% 02/15/2008	1,300,000	1,274,393
Knight-Ridder, Inc. 7.125% 06/01/2011	250,000	260,894
Rogers Cable, Inc. 5.500% 03/15/2014	260,000	244,400
Shaw Communications, Inc. 8.250% 04/11/2010	1,540,000	1,622,775

	Principal Amount	Market Value
Time Warner, Inc. 6.150% 05/01/2007	$680,000	$682,460
USA Interactive 7.000% 01/15/2013	1,030,000	1,060,753
		12,996,555
Building Materials & Construction — 0.2%
Chemed Corp. 8.750% 02/24/2011	765,000	790,819
Chemicals — 0.7%
Chevron Phillips Chemical Co. LLC 5.375% 06/15/2007	1,050,000	1,048,672
Cytec Industries, Inc. 5.500% 10/01/2010	600,000	596,987
Lubrizol Corp. 4.625% 10/01/2009	720,000	706,830
Lubrizol Corp. 5.875% 12/01/2008	450,000	454,144
Sensient Technologies 6.500% 04/01/2009	700,000	697,771
		3,504,404
Commercial Services — 0.3%
Allied Waste North America, Inc., Series B 5.750% 02/15/2011	365,000	351,312
Donnelley (R.R.) & Sons Co. 4.950% 05/15/2010	650,000	631,785
Equifax, Inc. 4.950% 11/01/2007	500,000	495,445
		1,478,542
Computer Programming Services — 0.1%
Electronic Data Systems Corp., Series B 6.500% 08/01/2013	475,000	482,894
Cosmetics & Personal Care — 0.8%
Procter & Gamble Co. 3.500% 12/15/2008	4,000,000	3,875,676
Data Processing & Preparation — 0.1%
Certegy, Inc. 4.750% 09/15/2008	300,000	289,510
Electric Utilities — 4.1%
Allegheny Energy Supply Co. LLC(a) 8.250% 04/15/2012	475,000	516,562

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Appalachian Power Co., Series G 3.600% 05/15/2008	$640,000	$623,738
Carolina Power & Light Co. 5.125% 09/15/2013	780,000	770,942
Centerpoint Energy, Inc., Series B 5.875% 06/01/2008	1,135,000	1,141,340
Consumers Energy Co. 4.400% 08/15/2009	425,000	414,421
Dominion Resources, Inc. 5.150% 07/15/2015	620,000	601,437
DPL, Inc. 8.250% 03/01/2007	529,000	532,777
Elwood Energy LLC 8.159% 07/05/2026	410,625	434,733
Entergy Gulf States, Inc. 5.250% 08/01/2015	1,925,000	1,831,276
FirstEnergy Corp., Series A 5.500% 11/15/2006	636,000	635,992
Homer City Funding LLC 8.734% 10/01/2026	263,925	298,235
Ipalco Enterprises, Inc. 8.375% 11/14/2008	1,395,000	1,443,825
Kansas Gas & Electric Co. 5.647% 03/29/2021	525,000	518,458
MidAmerican Energy Holdings Co. 3.500% 05/15/2008	1,270,000	1,236,792
MidAmerican Funding LLC 6.750% 03/01/2011	1,000,000	1,055,864
Monongahela Power Co. 6.700% 06/15/2014	500,000	536,630
Nevada Power Co., Series L 5.875% 01/15/2015	650,000	651,903
Pacific Gas & Electric Co. 4.800% 03/01/2014	950,000	917,036
Pennsylvania Electric Co. Class B 6.125% 04/01/2009	585,000	594,804
PSEG Energy Holdings, Inc. 8.625% 02/15/2008	184,000	190,900
Tampa Electric Co. 5.375% 08/15/2007	980,000	979,379
Tenaska Oklahoma(a) 6.528% 12/30/2014	440,544	434,398
TransAlta Corp. 5.750% 12/15/2013	1,250,000	1,249,331
Tri-State Generation & Transmission Association, Series 2003, Class A(a) 6.040% 01/31/2018	700,000	706,647
TXU Corp., Series P 5.550% 11/15/2014	920,000	876,549

	Principal Amount	Market Value
Virginia Electric and Power Co. 5.375% 02/01/2007	$1,085,000	$1,084,616
Wisconsin Electric Power 3.500% 12/01/2007	960,000	942,617
		21,221,202
Electrical Equipment & Electronics — 0.2%
Thomas & Betts Corp. 6.625% 05/07/2008	725,000	735,880
Thomas & Betts Corp., Series B MTN 6.390% 02/10/2009	325,000	331,624
		1,067,504
Energy — 1.7%
Australian Gas Light Co. Ltd(a) 6.400% 04/15/2008	930,000	941,103
Consolidated Natural Gas Co., Series C 6.250% 11/01/2011	1,190,000	1,230,190
Enbridge Energy Partners LP 4.000% 01/15/2009	900,000	871,637
Enterprise Products Operating LP 7.500% 02/01/2011	210,000	225,026
Enterprise Products Operating LP, Series B 4.000% 10/15/2007	345,000	339,967
Gulf South Pipeline Co. LP(a) 5.050% 02/01/2015	275,000	264,921
Kinder Morgan Energy Partners LP 5.350% 08/15/2007	1,000,000	992,631
Kiowa Power Partners LLC(a) 4.811% 12/30/2013	428,709	409,854
OAO Gazprom(a) 9.625% 03/01/2013	455,000	540,312
Plains All American Pipeline Co. 5.625% 12/15/2013	685,000	678,681
The Premcor Refining Group, Inc. 6.750% 05/01/2014	320,000	327,839
Southwest Gas Corp. 8.375% 02/15/2011	375,000	410,988
Valero Energy Corp. 3.500% 04/01/2009	500,000	480,115
XTO Energy, Inc. 4.900% 02/01/2014	1,000,000	955,391
		8,668,655

	Principal Amount	Market Value
Entertainment & Leisure — 0.2%
Harrah's Operating Co., Inc. 5.500% 07/01/2010	$485,000	$465,825
Park Place Entertainment Corp. 8.500% 11/15/2006	600,000	600,489
		1,066,314
Financial Services — 5.0%
American Honda Finance Corp.(a) 3.850% 11/06/2008	900,000	877,357
Archstone-Smith Operating Trust REIT 5.000% 08/15/2007	1,350,000	1,344,789
Bombardier Capital, Inc.(a) 6.750% 05/01/2012	330,000	319,275
Camden Property Trust 7.000% 11/15/2006	1,000,000	1,000,491
Caterpillar Financial Services Corp., Series F 3.625% 11/15/2007	1,500,000	1,474,107
Countrywide Home Loans, Inc. 3.250% 05/21/2008	1,310,000	1,271,772
Emerald Investment Grade CBO Ltd.(a) 5.819% 05/24/2011	1,162,032	1,162,396
ERAC USA Finance Co.(a) 7.950% 12/15/2009	1,155,000	1,238,524
Ford Motor Credit Co. 5.800% 01/12/2009	1,675,000	1,599,893
Foster's Finance Corp.(a) 6.875% 06/15/2011	1,000,000	1,056,561
FPL Group Capital, Inc. 6.125% 05/15/2007	1,000,000	1,004,013
Franklin Resources, Inc. 3.700% 04/15/2008	1,025,000	1,000,466
Glencore Funding LLC(a) 6.000% 04/15/2014	665,000	645,958
The Goldman Sachs Group, Inc. 5.150% 01/15/2014	250,000	245,975
Household Finance Corp. 4.125% 12/15/2008	1,250,000	1,225,410
Household Finance Corp. 6.375% 10/15/2011	175,000	183,629
iStar Financial, Inc. REIT 7.000% 03/15/2008	660,000	674,407
iStar Financial, Inc. REIT, Series B 4.875% 01/15/2009	200,000	197,492

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
iStar Financial, Inc. REIT, Series B 5.700% 03/01/2014	$385,000	$383,450
Jefferies Group, Inc. 7.500% 08/15/2007	250,000	252,536
National Rural Utilities Cooperative Finance Corp. 7.250% 03/01/2012	1,540,000	1,683,768
Nisource Finance Corp. 3.200% 11/01/2006	750,000	750,000
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 7.125% 06/15/2014	550,000	556,188
Senior Housing Properties Trust REIT 8.625% 01/15/2012	175,000	188,563
Simon Property Group LP 6.875% 11/15/2006	930,000	930,355
Sony Capital Corp.(a) 4.950% 11/01/2006	375,000	375,000
United Dominion Realty Trust, Inc. REIT Series MTN 4.300% 07/01/2007	1,750,000	1,734,768
Verizon Global Funding Corp., Series A MTN 7.600% 03/15/2007	1,250,000	1,259,490
Weingarten Realty Investors REIT, Series A 7.500% 12/19/2010	1,075,000	1,171,759
		25,808,392
Food Retailers — 0.1%
SuperValu, Inc. 7.875% 08/01/2009	700,000	732,264
Foods — 0.2%
Smithfield Foods, Inc. 7.000% 08/01/2011	1,125,000	1,134,844
Forest Products & Paper — 1.0%
International Paper Co. 3.800% 04/01/2008	2,880,000	2,814,405
Packaging Corp. of America 5.750% 08/01/2013	435,000	427,282
Rock-Tenn Co. 8.200% 08/15/2011	1,800,000	1,863,000
		5,104,687
Healthcare — 0.1%
HCA, Inc. 6.950% 05/01/2012	525,000	463,969

	Principal Amount	Market Value
Heavy Construction — 0.1%
Lennar Corp., Series B 6.500% 04/15/2016	$300,000	$304,894
Heavy Machinery — 1.0%
Briggs & Stratton Corp. 7.250% 09/15/2007	250,000	252,813
Briggs & Stratton Corp. 8.875% 03/15/2011	855,000	929,813
Idex Corp. 6.875% 02/15/2008	775,000	780,973
Pentair, Inc. 7.850% 10/15/2009	950,000	1,009,854
Timken Co. 5.750% 02/15/2010	920,000	916,876
Toro Co. 7.125% 06/15/2007	1,050,000	1,057,104
		4,947,433
Home Construction, Furnishings & Appliances — 0.4%
Beazer Homes USA 6.875% 07/15/2015	275,000	258,500
D.R. Horton, Inc. 4.875% 01/15/2010	170,000	166,093
K. Hovnanian Enterprises 7.500% 05/15/2016	375,000	363,750
Maytag Corp. 8.630% 11/15/2007	775,000	787,938
Newell Rubbermaid, Inc. 4.000% 05/01/2010	495,000	474,718
		2,050,999
Industrial – Diversified — 0.8%
American Standard, Inc. 7.375% 02/01/2008	350,000	355,805
American Standard, Inc. 7.625% 02/15/2010	900,000	948,833
Carlisle Companies, Inc. 7.250% 01/15/2007	1,000,000	1,001,778
Leucadia National Corp. 7.000% 08/15/2013	1,035,000	1,041,469
Tyco International Group SA 6.000% 11/15/2013	950,000	986,272
		4,334,157
Lodging — 0.4%
Hilton Hotels Corp. 7.200% 12/15/2009	85,000	87,550
Hilton Hotels Corp. 7.625% 05/15/2008	525,000	536,156
MGM Mirage 6.000% 10/01/2009	400,000	395,000

	Principal Amount	Market Value
MGM Mirage 6.750% 09/01/2012	$340,000	$329,800
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 05/01/2012	690,000	723,638
		2,072,144
Real Estate — 0.4%
EOP Operating LP 6.750% 02/15/2008	925,000	939,468
First Industrial LP 7.600% 05/15/2007	880,000	889,237
		1,828,705
Restaurants — 0.0%
Aramark Services, Inc. 7.100% 12/01/2006	190,000	190,132
Retail — 0.4%
Fred Meyer, Inc. 7.450% 03/01/2008	1,475,000	1,511,624
J.C. Penney Co., Inc. 7.950% 04/01/2017	200,000	228,856
The May Department Stores Co. 3.950% 07/15/2007	470,000	464,118
		2,204,598
Telephone Utilities — 0.6%
British Telecom PLC 8.375% 12/15/2010	1,125,000	1,263,526
Rogers Wireless Communications, Inc. 6.375% 03/01/2014	450,000	450,000
Rogers Wireless Communications, Inc. 8.515% 12/15/2010	285,000	291,056
SBC Communications, Inc. 6.125% 02/15/2008	650,000	655,807
Verizon New England, Inc. 6.500% 09/15/2011	500,000	515,295
		3,175,684
Transportation — 1.4%
Burlington Northern Santa Fe Corp. 7.875% 04/15/2007	1,750,000	1,768,008
CNF, Inc. 8.875% 05/01/2010	930,000	1,021,134
CSX Corp. 6.250% 10/15/2008	1,900,000	1,934,388
Hornbeck Offshore Services, Inc., Series B 6.125% 12/01/2014	395,000	367,844

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Norfolk Southern Corp. 6.000% 04/30/2008	$625,000	$630,753
Norfolk Southern Corp. 7.350% 05/15/2007	1,350,000	1,363,531
		7,085,658
TOTAL CORPORATE DEBT (Cost $134,460,668)		132,543,468
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.3%
Financial Services
Collateralized Mortgage Obligations
ABN AMRO Mortgage Corp., Series 2003-12, Class 1A 5.000% 12/25/2033	1,744,489	1,670,326
AES Eastern Energy LP, Series 1999-1, Class A 9.000% 01/02/2017	560,325	613,556
Asset Securitization Corp., Series 1995-MD4, Class A1 7.100% 08/13/2029	36,700	36,927
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 4.551% 08/25/2034	638,778	630,144
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-5, Class IIA 4.015% 07/25/2034	2,155,936	2,107,687
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 5.652% 09/25/2033	365,728	365,394
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 4.142% 02/25/2034	373,416	371,543
CS First Boston Mortgage Securities Corp., Series 2003-7, Class 1A24 4.500% 02/25/2033	183,234	182,556
CS First Boston Mortgage Securities Corp., Series 2004-C1, Class A1 2.254% 01/15/2037	438,587	431,100
First Nationwide Trust, Series 2001-5, Class A1 6.750% 10/21/2031	168,536	167,210

	Principal Amount	Market Value
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 4.562% 08/25/2034	$679,899	$698,364
IndyMac Bancorp, Inc. Mortgage Loan Trust, Series 2004-AR4, Class 1A 4.505% 08/25/2034	1,162,984	1,165,697
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA 6.338% 07/25/2033	182,829	182,805
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA 4.283% 02/25/2034	191,919	194,258
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IIA2 4.590% 02/25/2034	1,391,778	1,374,665
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A 5.627% 02/25/2034	57,780	58,614
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A 5.037% 03/25/2034	588,297	599,024
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 5.600% 06/25/2032	267,255	266,273
Structured Asset Securities Corp., Series 2003-30, Class 1A1 5.500% 10/25/2033	1,677,021	1,636,982
Terwin Mortgage Trust, Series 2006-10SL, Class A2 5.000% 10/31/2036	3,350,000	3,315,455
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A 7.000% 03/25/2034	827,904	836,498

	Principal Amount	Market Value
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA4, Class 2A 6.500% 08/25/2034	$385,215	$389,206
Washington Mutual, Inc., Series 2004-AR14, Class A1 4.264% 01/25/2035	2,434,742	2,388,686
Washington Mutual, Inc., Series 2004-AR2, Class A 6.064% 04/25/2044	1,029,819	1,040,616
Wells Fargo Mortgage Backed Securities Trust, Series 2004-P, Class 2A1 4.222% 09/25/2034	1,790,811	1,767,409
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1 4.576% 12/25/2034	2,284,863	2,255,007
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A2 4.109% 06/25/2035	2,414,798	2,364,808
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $27,382,988)		27,110,810
SOVEREIGN DEBT OBLIGATIONS — 0.1%
Sovereign Debt Obligations
Province of Ontario 4.750% 01/19/2016	450,000	443,114
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $447,347)		443,114
U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.8%
Federal Home Loan Mortgage Corporation (FHLMC) — 0.1%
Pass-Through Securities
FHLMC 5.500% 07/01/2020	517,388	518,236
FHLMC 7.500% 06/01/2015	45,760	47,913
Total Pass-Through Securities		566,149

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Federal National Mortgage Association (FNMA) — 9.7%
Pass-Through Securities
FNMA 4.500% 12/01/2020	$4,164,595	$4,028,270
FNMA 5.500% 02/01/2018- 08/01/2035	20,185,954	20,116,008
FNMA 6.420% 11/01/2008	146,854	149,879
FNMA 9.000% 10/01/2009	33,297	34,031
FNMA TBA(b) 5.500% 11/01/2036	25,539,000	25,237,719
Total Pass-Through Securities		49,565,907
Government National Mortgage Association (GNMA) — 0.0%
Pass-Through Securities
GNMA 7.500% 08/15/2029	55,328	57,945
GNMA 8.000% 09/15/2007- 10/15/2007	16,585	16,678
Total Pass-Through Securities		74,623
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $50,401,254)		50,206,679
U.S. TREASURY OBLIGATIONS — 2.2%
U.S. Treasury Inflation Index 2.500% 07/15/2016	5,047,900	5,119,675
U.S. Treasury Inflation Index 3.875% 01/15/2009	4,307,723	4,399,935
U.S. Treasury Note(c) 3.875% 07/15/2010	1,970,000	1,923,828
TOTAL U.S. TREASURY OBLIGATIONS (Cost $11,441,073)		11,443,438
TOTAL BONDS & NOTES (Cost $232,143,738)		229,672,375
OPTIONS — 0.2%
Bear Stearns Co., Inc. Floor, Expires 10/01/2014	8,000,000	104,256
Goldman Swaption, Expires 4/14/2008, Strike 5.61%	11,000,000	332,041

	Principal Amount	Market Value
Goldman Swaption, Expires 4/14/2008, Strike 5.61%	$11,000,000	$332,041
TOTAL OPTIONS (Cost $848,600)		768,338
TOTAL LONG TERM INVESTMENTS (Cost $232,992,338)		230,440,713
SHORT-TERM INVESTMENTS — 61.1%
Cash Equivalents — 0.7%(e)
Abbey National PLC Eurodollar Time Deposit 5.270% 11/16/2006	163,153	163,153
Abbey National PLC Eurodollar Time Deposit 5.280% 12/01/2006	96,532	96,532
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	33,990	33,990
American Beacon Money Market Fund(d)	64,056	64,056
ANZ Banking Group Ltd. Eurodollar Time Deposit 5.280% 12/19/2006	67,981	67,981
Banco Santander Central Hispano SA Commercial Paper 5.275% 11/14/2006	33,990	33,990
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	129,163	129,163
Bank of America 5.270% 11/10/2006	67,981	67,981
Bank of America 5.300% 11/20/2006	20,394	20,394
Bank of America 5.310% 03/08/2007	67,981	67,981
Bank of Montreal Eurodollar Time Deposit 5.280% 12/04/2006	129,163	129,163
Bank of Nova Scotia Eurodollar Time Deposit 5.270% 11/13/2006	27,192	27,192
Barclays Eurodollar Time Deposit 5.300% 11/03/2006	27,192	27,192
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	67,981	67,981

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 5.305% 11/21/2006	$101,971	$101,971
BGI Institutional Money Market Fund(d)	101,971	101,971
BNP Paribas Eurodollar Time Deposit 5.280% 12/12/2006	74,779	74,779
BNP Paribas Eurodollar Time Deposit 5.280% 12/15/2006	101,971	101,971
Calyon Eurodollar Time Deposit 5.250% 11/06/2006	101,971	101,971
Calyon Eurodollar Time Deposit 5.280% 12/01/2006	67,981	67,981
Calyon Eurodollar Time Deposit 5.310% 11/01/2006	135,961	135,961
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.280% 11/29/2006	97,892	97,892
Dreyfus Cash Management Plus Money Market Fund(d)	21,870	21,870
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	11,386	11,386
Federal Home Loan Bank Discount Note 5.150% 12/27/2006	17,740	17,740
First Tennessee National Corporation Eurodollar Time Deposit 5.290% 12/18/2006	67,981	67,981
Fortis Bank Eurodollar Time Deposit 5.260% 11/07/2006	115,567	115,567
Fortis Bank Eurodollar Time Deposit 5.260% 11/09/2006	40,788	40,788
Fortis Bank Eurodollar Time Deposit 5.300% 11/20/2006	81,577	81,577
Freddie Mac Discount Note 5.138% 12/22/2006	9,390	9,390
General Electric Capital Corp. Commercial Paper 5.265% 11/22/2006	67,981	67,981

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
General Electric Capital Corp. Commercial Paper 5.285% 11/03/2006	$101,079	$101,079
Goldman Sachs Financial Square Prime Obligations Money Market Fund(d)	68,984	68,984
Harris NA Eurodollar Time Deposit 5.280% 11/22/2006	101,971	101,971
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	95,173	95,173
National Australia Bank Eurodollar Time Deposit 5.290% 11/01/2006	157,307	157,307
Royal Bank of Canada Eurodollar Time Deposit 5.300% 11/17/2006	135,961	135,961
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	54,384	54,384
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 12/11/2006	61,183	61,183
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.300% 11/20/2006	61,183	61,183
Societe Generale Eurodollar Time Deposit 5.270% 11/02/2006	135,961	135,961
Societe Generale Eurodollar Time Deposit 5.280% 11/01/2006	27,192	27,192
Societe Generale Eurodollar Time Deposit 5.280% 12/04/2006	101,971	101,971
Standard Chartered Bank Eurodollar Time Deposit 5.280% 11/30/2006	67,981	67,981
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 11/01/2006	118,216	118,216
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 12/11/2006	33,990	33,990
UBS AG Eurodollar Term 5.300% 01/04/2007	81,576	81,576
		3,619,638

	Principal Amount	Market Value
Commercial Paper — 60.4%
Aluminum Co. of America 5.260% 12/20/2006	$8,000,000	$7,942,724
Aluminum Co. of America 5.310% 11/07/2006	4,500,000	4,496,017
Amsterdam Funding Corp. 5.270% 12/14/2006	3,102,000	3,082,474
Apache Corp. 5.300% 11/15/2006	5,110,000	5,099,468
Autoliv Asp, Inc. 5.300% 12/21/2006	4,190,000	4,159,157
Block Financial Corp. 5.380% 11/01/2006	5,000,000	5,000,000
Block Financial Corp. 5.380% 11/17/2006	1,735,000	1,730,852
Burlington Northern Santa Fe Corp. 5.290% 12/04/2006	9,000,000	8,956,357
Cadbury Schweppes Finance PLC 5.330% 11/09/2006	12,500,000	12,485,194
CVS Corp. 5.310% 11/20/2006	5,200,000	5,185,427
DaimlerChrysler NA Holding Corp. 5.350% 11/27/2006	165,000	164,362
DaimlerChrysler NA Holding Corp. 5.360% 01/09/2007	2,700,000	2,672,262
DaimlerChrysler NA Holding Corp. 5.380% 12/19/2006	530,000	526,198
DaimlerChrysler NA Holding Corp. 5.460% 11/27/2006	3,000,000	2,988,170
DaimlerChrysler NA Holding Corp. 5.480% 11/03/2006	2,387,000	2,386,273
Danske Corp. 5.265% 12/21/2006	495,000	491,380
Danske Corp. 5.270% 12/21/2006	8,085,000	8,025,822
Devon Energy Corp. 5.300% 12/06/2006	11,500,000	11,440,743
Dominion Resources, Inc. 5.310% 11/01/2006	6,650,000	6,650,000
Dow Jones & Co., Inc. 5.310% 11/29/2006	3,140,000	3,127,032
Dow Jones & Co., Inc. 5.320% 11/15/2006	2,520,000	2,514,786
Dow Jones & Co., Inc. 5.320% 12/27/2006	2,702,000	2,679,640
Dow Jones & Co., Inc. 5.320% 01/31/2007	1,000,000	986,552

	Principal Amount	Market Value
Dow Jones & Co., Inc. 5.330% 12/18/2006	$2,650,000	$2,631,560
Duke Power Co. LLC 5.300% 11/03/2006	4,000,000	3,998,822
Duke Power Co. LLC 5.300% 12/07/2006	8,000,000	7,957,600
Elsevier Finance. S.A. 5.300% 11/16/2006	1,865,000	1,860,881
FCAR Owner Trust 5.280% 12/12/2006	3,750,000	3,727,450
Fortune Brands, Inc. 5.320% 12/05/2006	3,000,000	2,984,927
Fortune Brands, Inc. 5.360% 11/01/2006	2,000,000	2,000,000
Fortune Brands, Inc. 5.360% 12/08/2006	7,000,000	6,961,438
General Mills, Inc. 5.300% 12/04/2006	1,955,000	1,945,502
General Mills, Inc. 5.300% 12/19/2006	3,200,000	3,177,387
General Mills, Inc. 5.310% 01/10/2007	4,720,000	4,671,266
Hanson Finance PLC 5.330% 11/14/2006	5,900,000	5,888,644
Hanson Finance PLC 5.330% 01/22/2007	4,540,000	4,484,882
Hanson Finance PLC 5.350% 01/22/2007	285,000	281,527
HBOS Treasury Services 5.350% 11/01/2006	4,252,000	4,252,000
ITT Industries, Inc. 5.300% 02/02/2007	7,500,000	7,397,313
ITT Industries, Inc. 5.310% 01/22/2007	3,502,000	3,459,643
John Deere Capital Corp. 5.290% 11/10/2006	2,300,000	2,296,958
John Deere Capital Corp. 5.310% 01/29/2007	7,140,000	7,046,270
John Deere Capital Corp. 5.310% 01/30/2007	2,050,000	2,022,786
Kellogg Co. 5.270% 11/07/2006	2,530,000	2,527,778
Kellogg Co. 5.270% 11/13/2006	5,000,000	4,991,217
Kittyhawk Funding 5.230% 12/29/2006	7,485,000	7,421,930
McCormick & Co., Inc. 5.300% 11/30/2006	4,000,000	3,982,922
Motorola, Inc. 5.270% 12/01/2006	9,000,000	8,960,475
Motorola, Inc. 5.320% 12/15/2006	3,500,000	3,477,242
New Center Asset Trust 5.260% 02/08/2007	2,750,000	2,710,222

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Paccar Financial Corp. 5.220% 01/12/2007	$10,183,000	$10,076,690
Reckitt Benckiser PLC 5.260% 11/20/2006	3,655,000	3,644,854
Reed Elsevier 5.300% 11/16/2006	10,000,000	9,977,917
Ryder System, Inc. 5.300% 11/02/2006	1,580,000	1,579,767
Schering-Plough Corp. 5.300% 12/19/2006	180,000	178,728
Schering-Plough Corp. 5.300% 01/22/2007	5,000,000	4,939,639
Schering-Plough Corp. 5.300% 01/25/2007	4,631,000	4,573,048
Sheffield Receivables 5.230% 03/02/2007	6,655,000	6,538,014
Textron Financial Corp. 5.260% 01/18/2007	5,000,000	4,943,017
Textron Financial Corp. 5.290% 12/14/2006	5,000,000	4,968,407
Textron Financial Corp. 5.330% 11/08/2006	1,800,000	1,798,135
The Walt Disney Co. 5.240% 01/17/2007	3,335,000	3,297,622
The Walt Disney Co. 5.250% 01/24/2007	9,000,000	8,889,750
Time Warner, Inc. 5.330% 12/11/2006	5,000,000	4,970,389
Time Warner, Inc. 5.340% 01/05/2007	1,050,000	1,039,876
Time Warner, Inc. 5.340% 01/19/2007	2,160,000	2,134,688
Time Warner, Inc. 5.350% 11/02/2006	2,500,000	2,499,629
Time Warner, Inc. 5.350% 01/19/2007	1,580,000	1,561,450
United Healthcare Corp. 5.280% 12/13/2006	4,375,000	4,348,050
Wellpoint, Inc. 5.310% 11/06/2006	7,000,000	6,994,838
Wellpoint, Inc. 5.310% 11/17/2006	5,000,000	4,988,200
		309,852,240
TOTAL SHORT-TERM INVESTMENTS (Cost $313,471,878)		313,471,878
TOTAL INVESTMENTS — 106.1% (Cost $546,464,216)(f)		543,912,591
Other Assets/ (Liabilities) — (6.1%)		(31,187,811)
NET ASSETS — 100.0%		$512,724,780

Notes to Portfolio of Investments

MTN - Medium Term Note

REIT - Real Estate Investment Trust

TBA - To be announced

(a)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities amounted to a value of $12,634,572 or 2.5% of net assets.

(b)  A portion of this security is purchased on a forward commitment basis. (Note 2).

(c)  Denotes all or a portion of security on loan. (Note 2).

(d)  Amount represents shares owned of the fund.

(e)  Represents investments of security lending collateral. (Note 2).

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected Bond Fund – Portfolio of Investments

October 31, 2006

	Principal Amount	Market Value
BONDS & NOTES — 98.4%
U.S. TREASURY OBLIGATIONS
U.S. Treasury Bonds — 30.0%
U.S. Treasury Inflation Index 2.000% 01/15/2026	$5,691,020	$5,439,370
U.S. Treasury Inflation Index 2.375% 01/15/2025	28,009,327	28,337,562
U.S. Treasury Inflation Index 2.500% 07/15/2016	4,891,415	4,960,965
U.S. Treasury Inflation Index 3.375% 04/15/2032	4,749,709	5,877,765
U.S. Treasury Inflation Index 3.625% 04/15/2028	17,635,654	21,774,521
U.S. Treasury Inflation Index 3.875% 04/15/2029	20,352,338	26,200,457
		92,590,640
U.S. Treasury Notes — 68.4%
U.S. Treasury Inflation Index 0.875% 04/15/2010	23,090,515	21,759,203
U.S. Treasury Inflation Index 1.625% 01/15/2015	15,546,877	14,703,751
U.S. Treasury Inflation Index 1.875% 07/15/2013	16,879,223	16,343,834
U.S. Treasury Inflation Index 1.875% 07/15/2015	12,384,601	11,924,049
U.S. Treasury Inflation Index 2.000% 01/15/2014	18,780,549	18,305,166
U.S. Treasury Inflation Index 2.000% 07/15/2014	15,462,187	15,063,553
U.S. Treasury Inflation Index 2.000% 01/15/2016	8,582,757	8,337,344
U.S. Treasury Inflation Index 2.375% 04/15/2011	5,541,798	5,511,491

	Principal Amount	Market Value
U.S. Treasury Inflation Index 3.000% 07/15/2012	$20,031,580	$20,648,176
U.S. Treasury Inflation Index 3.375% 01/15/2007	13,023,226	12,870,609
U.S. Treasury Inflation Index 3.375% 01/15/2012	5,764,165	6,025,353
U.S. Treasury Inflation Index 3.500% 01/15/2011	10,730,574	11,159,797
U.S. Treasury Inflation Index 3.625% 01/15/2008	19,618,256	19,647,378
U.S. Treasury Inflation Index 3.875% 01/15/2009	16,851,712	17,212,443
U.S. Treasury Inflation Index 4.250% 01/15/2010	11,385,331	11,952,819
		211,464,966
TOTAL BONDS & NOTES (Cost $316,810,205)		304,055,606
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement
Investors Bank and Trust Company Repurchase Agreement, dated 10/31/2006, 3.60%, due 11/01/2006(a)	3,293,822	3,293,822
TOTAL SHORT-TERM INVESTMENTS (Cost $3,293,822)		3,293,822
TOTAL INVESTMENTS — 99.5% (Cost $320,104,027)(b)		307,349,428
Other Assets/ (Liabilities) — 0.5%		1,600,993
NET ASSETS — 100.0%		$308,950,421

Notes to Portfolio of Investments

(a)  Maturity value of $3,294,152. Collateralized by a U.S. Government Agency obligation with a rate of 8.875%, maturity date of 09/25/2016, and an aggregate market value, including accrued interest, of $3,458,513.

(b)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments

October 31, 2006

	Number of Shares	Market Value
EQUITIES — 0.0%
COMMON STOCK — 0.0%
Air Transportation
UAL Corp.(a)	2,013	$72,347
TOTAL COMMON STOCK (Cost $0)		72,347
TOTAL EQUITIES (Cost $0)		72,347
	Principal Amount
BONDS & NOTES — 91.9%
ASSET BACKED SECURITIES — 1.6%
Financial Services
Chase Mortgage Finance Co., Series 2003-S11, Class 1A-1 5.000% 10/25/2033	$8,999,083	8,616,506
Community Program Loan Trust Series 1987-A, Class A4 4.500% 10/01/2018	654,172	642,946
Conseco Finance Securitizations Corp. Series 2001-C, Class AI4 6.190% 03/15/2030	243,712	243,887
Mirant Mid-Atlantic LLC, Series 2001, Class A 8.625% 06/30/2012	2,689,955	2,858,077
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 6.700% 10/25/2028	79,396	79,247
Oak Hill Credit Partners, Series 1A, Class A2 5.440% 09/12/2013	8,600,000	8,613,437
Travelers Funding Ltd., Series 1A, Class A1(b) 6.300% 02/18/2014	6,328,656	6,348,275

	Principal Amount	Market Value
Vanderbilt Mortgage and Finance, Inc., Series 2002-C, Class A2 4.230% 02/07/2015	$1,007,018	$1,003,224
TOTAL ASSET BACKED SECURITIES (Cost $28,720,551)		28,405,599
CORPORATE DEBT — 31.5%
Aerospace & Defense — 0.2%
Goodrich (B.F.) Co. 7.500% 04/15/2008	3,480,000	3,570,410
Air Transportation — 0.0%
United Air Lines, Inc., Series 91B(a) (c) (d) 10.110% 02/19/2049	495,882	-
US Airways, Inc., Class B(a) (c) 7.500% 04/15/2008	1,087,971	13,600
		13,600
Apparel, Textiles & Shoes — 0.2%
Kellwood Co. 7.625% 10/15/2017	555,000	510,600
Kellwood Co. 7.875% 07/15/2009	1,065,000	1,065,000
Mohawk Industries, Inc., Series D 7.200% 04/15/2012	1,430,000	1,495,830
		3,071,430
Automotive & Parts — 0.9%
DaimlerChrysler NA Holding Corp. 4.050% 06/04/2008	4,750,000	4,644,483
DaimlerChrysler NA Holding Corp. 4.125% 03/07/2007	9,915,000	9,870,026
General Motors Corp.(e) 8.375% 07/15/2033	683,000	607,870
		15,122,379
Banking, Savings & Loans — 2.6%
Ametek, Inc. 7.200% 07/15/2008	6,320,000	6,453,883
Bank of America Corp. 3.250% 08/15/2008	4,495,000	4,347,928
Bank One Corp. 6.000% 08/01/2008	2,428,000	2,465,845
CIT Group, Inc. 3.650% 11/23/2007	4,000,000	3,931,604

	Principal Amount	Market Value
CIT Group, Inc. 3.875% 11/03/2008	$1,295,000	$1,263,318
CIT Group, Inc. 7.375% 04/02/2007	2,212,000	2,230,282
JP Morgan Chase & Co. 3.125% 12/11/2006	5,408,000	5,395,205
Kern River Funding Corp.(b) 4.893% 04/30/2018	3,537,009	3,441,687
Residential Capital Corp. 6.125% 11/21/2008	3,770,000	3,790,923
SLM Corp. 5.000% 10/01/2013	2,330,000	2,281,026
SLM Corp. 5.625% 08/01/2033	1,435,000	1,385,355
Wachovia Corp. 5.300% 10/15/2011	4,135,000	4,156,490
Wells Fargo & Co. 4.125% 03/10/2008	2,700,000	2,658,442
		43,801,988
Beverages — 0.5%
Anheuser-Busch Cos., Inc. 5.050% 10/15/2016	1,389,000	1,346,717
Anheuser-Busch Cos., Inc. 6.500% 02/01/2043	2,001,000	2,163,639
Constellation Brands, Inc. 8.000% 02/15/2008	1,100,000	1,123,375
Diageo Finance BV 3.000% 12/15/2006	2,426,000	2,419,248
Miller Brewing Co.(b) 4.250% 08/15/2008	1,725,000	1,692,265
		8,745,244
Broadcasting, Publishing & Printing — 3.8%
Belo Corp. 6.750% 05/30/2013	4,300,000	4,410,140
Belo Corp. 8.000% 11/01/2008	2,765,000	2,885,966
Clear Channel Communications, Inc. 4.250% 05/15/2009	2,055,000	1,982,216
Clear Channel Communications, Inc. 4.625% 01/15/2008	5,000,000	4,939,415
Comcast Cable Communications, Inc. 6.200% 11/15/2008	5,175,000	5,274,313

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Comcast Cable Communications, Inc. 8.375% 05/01/2007	$2,023,000	$2,052,880
Comcast Cable Communications, Inc. 8.375% 03/15/2013	132,000	150,785
Comcast Corp. 5.500% 03/15/2011	1,250,000	1,258,190
Cox Communications, Inc. 4.625% 01/15/2010	11,255,000	10,998,251
Cox Communications, Inc. 6.750% 03/15/2011	215,000	224,865
Cox Enterprises, Inc.(b) 4.375% 05/01/2008	4,825,000	4,737,325
Dow Jones & Co., Inc. 3.875% 02/15/2008	4,625,000	4,533,897
Knight-Ridder, Inc. 7.125% 06/01/2011	755,000	787,899
News America Holdings, Inc. 6.750% 01/09/2038	1,618,000	1,726,576
News America Holdings, Inc. 8.875% 04/26/2023	2,163,000	2,661,355
Rogers Cable, Inc. 5.500% 03/15/2014	900,000	846,000
Shaw Communications, Inc. 8.250% 04/11/2010	5,315,000	5,600,681
Tele-Communications- TCI Group 9.800% 02/01/2012	170,000	201,017
The Thomson Corp. 6.200% 01/05/2012	2,144,000	2,215,627
Time Warner, Inc. 6.150% 05/01/2007	3,895,000	3,909,088
USA Interactive 7.000% 01/15/2013	3,575,000	3,681,739
		65,078,225
Building Materials & Construction — 0.4%
Chemed Corp. 8.750% 02/24/2011	2,825,000	2,920,344
Vulcan Materials Co. 6.000% 04/01/2009	3,237,000	3,296,257
		6,216,601
Chemicals — 0.9%
Chevron Phillips Chemical Co. LLC 5.375% 06/15/2007	3,771,000	3,766,230

	Principal Amount	Market Value
Cytec Industries, Inc. 5.500% 10/01/2010	$2,100,000	$2,089,454
ICI Wilmington, Inc. 7.050% 09/15/2007	1,618,000	1,636,673
Lubrizol Corp. 4.625% 10/01/2009	2,770,000	2,719,334
Lubrizol Corp. 5.875% 12/01/2008	1,763,000	1,779,234
Sealed Air Corp.(b) 6.875% 07/15/2033	785,000	790,165
Sensient Technologies 6.500% 04/01/2009	2,335,000	2,327,565
		15,108,655
Commercial Services — 0.3%
Allied Waste North America, Inc., Series B 5.750% 02/15/2011	1,400,000	1,347,500
Donnelley (R.R.) & Sons Co. 4.950% 05/15/2010	2,380,000	2,313,305
Ecolab, Inc. 6.875% 02/01/2011	120,000	126,993
Equifax, Inc. 4.950% 11/01/2007	1,741,000	1,725,139
Republic Services, Inc. 6.750% 08/15/2011	85,000	89,698
		5,602,635
Communications — 0.1%
Echostar DBS Corp.(b) 7.125% 02/01/2016	2,500,000	2,443,750
Computer Programming Services — 0.1%
Electronic Data Systems Corp., Series B 6.500% 08/01/2013	1,802,000	1,831,947
Containers — 0.1%
Bemis Co., Inc. 6.500% 08/15/2008	910,000	925,994
Cosmetics & Personal Care — 0.0%
First Brands Corp., Series B 7.250% 03/01/2007	125,000	125,497
Data Processing & Preparation — 0.1%
Certegy, Inc. 4.750% 09/15/2008	1,133,000	1,093,385
Electric Utilities — 4.5%
Allegheny Energy Supply Co. LLC(b) 8.250% 04/15/2012	1,660,000	1,805,250

	Principal Amount	Market Value
Appalachian Power Co., Series G 3.600% 05/15/2008	$2,442,000	$2,379,951
Carolina Power & Light Co. 6.125% 09/15/2033	40,000	41,644
Centerpoint Energy, Inc., Series B 5.875% 06/01/2008	5,439,000	5,469,382
Consolidated Edison Co. of New York, Inc. 6.150% 07/01/2008	75,000	76,081
Consumers Energy Co. 4.400% 08/15/2009	1,400,000	1,365,151
Dominion Resources, Inc.(e) 5.150% 07/15/2015	1,800,000	1,746,106
DPL, Inc. 8.250% 03/01/2007	1,337,000	1,346,545
Duke Energy Field Services Corp. 7.875% 08/16/2010	4,046,000	4,381,680
Elwood Energy LLC 8.159% 07/05/2026	2,324,959	2,461,459
Entergy Gulf States, Inc. 5.250% 08/01/2015	6,350,000	6,040,831
FirstEnergy Corp., Series A 5.500% 11/15/2006	2,245,000	2,244,973
Homer City Funding LLC 8.734% 10/01/2026	2,810,313	3,175,653
Ipalco Enterprises, Inc. 8.375% 11/14/2008	5,000,000	5,175,000
Kansas Gas & Electric Co. 5.647% 03/29/2021	1,900,000	1,876,326
MidAmerican Energy Holdings Co. 3.500% 05/15/2008	5,820,000	5,667,819
MidAmerican Energy Holdings Co. 5.125% 01/15/2013	75,000	74,277
Monongahela Power Co. 6.700% 06/15/2014	1,825,000	1,958,701
Nevada Power Co., Series L 5.875% 01/15/2015	2,400,000	2,407,027
Pennsylvania Electric Co. Class B 6.125% 04/01/2009	4,800,000	4,880,443
PSEG Energy Holdings, Inc. 8.625% 02/15/2008	629,000	652,587
Tampa Electric Co. 5.375% 08/15/2007	3,480,000	3,477,794

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Tenaska Oklahoma(b) 6.528% 12/30/2014	$1,806,230	$1,781,033
TransAlta Corp. 5.750% 12/15/2013	4,922,000	4,919,367
Tri-State Generation & Transmission Association, Series 2003, Class A(b) 6.040% 01/31/2018	2,194,000	2,214,832
Tri-State Generation & Transmission Association, Series 2003, Class B(b) 7.144% 07/31/2033	2,443,000	2,631,857
TXU Corp., Series P 5.550% 11/15/2014	1,065,000	1,014,701
TXU Energy Co. 7.000% 03/15/2013	25,000	26,334
Virginia Electric and Power Co. 5.375% 02/01/2007	2,385,000	2,384,156
Wisconsin Electric Power 3.500% 12/01/2007	3,400,000	3,338,436
		77,015,396
Electrical Equipment & Electronics — 0.6%
Anixter, Inc. 5.950% 03/01/2015	3,065,000	2,881,100
Avnet, Inc. 8.000% 11/15/2006	15,000	15,008
Cooper Industries Ltd. 5.250% 07/01/2007	4,046,000	4,029,108
Thomas & Betts Corp. 6.625% 05/07/2008	2,355,000	2,390,341
Thomas & Betts Corp., Series B MTN 6.390% 02/10/2009	1,150,000	1,173,439
		10,488,996
Energy — 2.4%
Alliance Pipeline LP(b) 6.996% 12/31/2019	1,485,729	1,634,213
Australian Gas Light Co. Ltd(b) 6.400% 04/15/2008	3,470,000	3,511,428
Boardwalk Pipelines LLC 5.500% 02/01/2017	1,000,000	972,464
Chesapeake Energy Corp. 6.500% 08/15/2017	1,820,000	1,715,350
Colonial Pipeline Co.(b) 7.630% 04/15/2032	1,813,000	2,274,195
Consolidated Natural Gas Co., Series C 6.250% 11/01/2011	3,831,000	3,960,384

	Principal Amount	Market Value
Enterprise Products Operating LP 7.500% 02/01/2011	$805,000	$862,599
Enterprise Products Operating LP, Series B 4.000% 10/15/2007	1,745,000	1,719,546
Gulf South Pipeline Co. LP(b) 5.050% 02/01/2015	950,000	915,182
Kinder Morgan Energy Partners LP 5.350% 08/15/2007	3,593,000	3,566,523
Kinder Morgan Energy Partners LP 6.300% 02/01/2009	900,000	911,993
Kinder Morgan Energy Partners LP 7.125% 03/15/2012	65,000	69,094
Kiowa Power Partners LLC(b) 4.811% 12/30/2013	1,457,609	1,393,503
Mobil Corp. 8.625% 08/15/2021	3,641,000	4,901,525
Northern Natural Gas Co.(b) 7.000% 06/01/2011	809,000	861,913
OAO Gazprom(b) 9.625% 03/01/2013	1,660,000	1,971,250
Piedmont Natural Gas Co., Series E 6.000% 12/19/2033	1,722,000	1,768,637
Plains All American Pipeline Co. 5.625% 12/15/2013	2,405,000	2,382,814
The Premcor Refining Group, Inc. 6.750% 05/01/2014	1,210,000	1,239,643
Southwest Gas Corp. 8.375% 02/15/2011	1,240,000	1,359,002
Tosco Corp. 7.250% 01/01/2007	150,000	150,330
XTO Energy, Inc. 4.900% 02/01/2014	4,100,000	3,917,103
		42,058,691
Entertainment & Leisure — 0.3%
Harrah's Operating Co., Inc. 5.500% 07/01/2010	1,740,000	1,671,206
Park Place Entertainment Corp. 7.000% 04/15/2013	1,618,000	1,637,638

	Principal Amount	Market Value
Caesars Entertainment, Inc. 7.500% 09/01/2009	$1,760,000	$1,825,683
Park Place Entertainment Corp. 8.500% 11/15/2006	445,000	445,363
		5,579,890
Financial Services — 5.2%
American Honda Finance Corp.(b) 3.850% 11/06/2008	3,322,000	3,238,422
Archstone-Smith Operating Trust REIT 5.000% 08/15/2007	5,000,000	4,980,700
Boeing Capital Corp. 5.800% 01/15/2013	635,000	656,139
Bombardier Capital, Inc.(b) 6.750% 05/01/2012	1,265,000	1,223,887
Caterpillar Financial Services Corp., Series F 3.625% 11/15/2007	5,515,000	5,419,800
Citigroup, Inc. 7.250% 10/01/2010	149,904	160,891
Countrywide Home Loans, Inc. 3.250% 05/21/2008	5,080,000	4,931,755
Emerald Investment Grade CBO Ltd.(b) 5.819% 05/24/2011	1,423,490	1,423,934
ERAC USA Finance Co.(b) 6.700% 06/01/2034	1,773,000	1,881,594
ERAC USA Finance Co.(b) 6.750% 05/15/2007	3,641,000	3,658,087
ERAC USA Finance Co.(b) 7.950% 12/15/2009	40,000	42,893
Ford Motor Credit Co. 7.250% 10/25/2011	183,216	173,285
Foster's Finance Corp.(b) 6.875% 06/15/2011	955,000	1,009,016
Franklin Resources, Inc. 3.700% 04/15/2008	3,878,000	3,785,176
General Electric Capital Corp. MTN 5.375% 10/20/2016	2,635,000	2,648,175

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
General Motors Acceptance Corp.(e) 6.150% 04/05/2007	$6,120,000	$6,113,856
General Motors Acceptance Corp. 6.875% 09/15/2011	216	217
Glencore Funding LLC(b) 6.000% 04/15/2014	2,550,000	2,476,983
The Goldman Sachs Group, Inc. 6.125% 02/15/2033	1,575,000	1,610,608
Household Finance Corp. 4.125% 12/15/2008	3,863,000	3,787,007
Household Finance Corp. 6.375% 10/15/2011	732,000	768,092
IBM Canada Credit Services Corp.(b) 3.750% 11/30/2007	1,214,000	1,191,252
iStar Financial, Inc. REIT 7.000% 03/15/2008	2,240,000	2,288,897
iStar Financial, Inc. REIT, Series B 4.875% 01/15/2009	770,000	760,345
iStar Financial, Inc. REIT, Series B 5.700% 03/01/2014	1,475,000	1,469,062
Jefferies Group, Inc. 7.500% 08/15/2007	2,053,000	2,073,826
Kimco Realty Corp., Series B MTN 7.860% 11/01/2007	3,200,000	3,261,296
National Rural Utilities Cooperative Finance Corp. 3.250% 10/01/2007	1,274,000	1,251,611
Nisource Finance Corp. 3.200% 11/01/2006	2,243,000	2,243,000
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 6.250% 09/15/2015	640,000	629,600
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 7.125% 06/15/2014	2,070,000	2,093,287
Sears Roebuck Acceptance Corp. 6.750% 08/15/2011	183,216	184,963
Senior Housing Properties Trust REIT 8.625% 01/15/2012	500,000	538,750

	Principal Amount	Market Value
Simon Property Group LP 6.875% 11/15/2006	$1,264,000	$1,264,483
Sony Capital Corp.(b) 4.950% 11/01/2006	1,589,000	1,589,000
Sprint Capital Corp. 6.900% 05/01/2019	1,503,000	1,576,471
Telecom Italia Capital SA 6.000% 09/30/2034	1,820,000	1,666,341
Trains 5-2002(b) 5.940% 01/25/2007	1,055,030	1,054,692
Trains 10-2002(b) 6.962% 01/15/2012	2,827,812	2,995,246
Verizon Global Funding Corp. 4.375% 06/01/2013	920,000	870,383
Verizon Global Funding Corp. 7.750% 12/01/2030	1,080,000	1,262,191
Verizon Global Funding Corp., Series A MTN 7.600% 03/15/2007	4,046,000	4,076,717
Weingarten Realty Investors REIT, Series A 7.500% 12/19/2010	3,995,000	4,354,582
		88,686,512
Food Retailers — 0.2%
SuperValu, Inc. 7.875% 08/01/2009	2,659,000	2,781,556
Foods — 0.3%
Hershey Foods Corp. 7.200% 08/15/2027	589,000	700,564
Smithfield Foods, Inc. 7.000% 08/01/2011	4,170,000	4,206,487
		4,907,051
Forest Products & Paper — 0.9%
International Paper Co. 3.800% 04/01/2008	8,545,000	8,350,379
Packaging Corp. of America 5.750% 08/01/2013	1,560,000	1,532,322
Rock-Tenn Co.(e) 8.200% 08/15/2011	5,870,000	6,075,450
		15,958,151
Healthcare — 0.1%
HCA, Inc. 6.950% 05/01/2012	2,060,000	1,820,525

	Principal Amount	Market Value
Heavy Construction — 0.1%
Lennar Corp., Series B(e) 6.500% 04/15/2016	$1,000,000	$1,016,312
Heavy Machinery — 0.7%
Briggs & Stratton Corp. 7.250% 09/15/2007	700,000	707,875
Briggs & Stratton Corp. 8.875% 03/15/2011	2,970,000	3,229,875
Idex Corp. 6.875% 02/15/2008	3,731,000	3,759,755
Timken Co. 5.750% 02/15/2010	3,250,000	3,238,963
Toro Co. 7.800% 06/15/2027	846,000	967,745
		11,904,213
Home Construction, Furnishings & Appliances — 0.4%
Beazer Homes USA 6.875% 07/15/2015	955,000	897,700
D.R. Horton, Inc. 4.875% 01/15/2010	585,000	571,557
K. Hovnanian Enterprises 7.500% 05/15/2016	1,225,000	1,188,250
Miller (Herman), Inc. 7.125% 03/15/2011	2,473,000	2,584,023
Newell Rubbermaid, Inc. 4.000% 05/01/2010	1,843,000	1,767,487
		7,009,017
Industrial – Diversified — 0.9%
American Standard, Inc. 7.375% 02/01/2008	1,250,000	1,270,734
American Standard, Inc. 7.625% 02/15/2010	3,290,000	3,468,512
Carlisle Companies, Inc. 6.700% 05/15/2008	3,641,000	3,688,235
Carlisle Companies, Inc. 7.250% 01/15/2007	1,000,000	1,001,778
Dover Corp. 6.250% 06/01/2008	1,618,000	1,643,058
Leucadia National Corp. 7.000% 08/15/2013	1,545,000	1,554,656
Leucadia National Corp. 7.750% 08/15/2013	2,023,000	2,114,035
Tyco International Group SA 6.375% 10/15/2011	1,110,000	1,165,255
		15,906,263
Lodging — 0.8%
Hilton Hotels Corp. 7.200% 12/15/2009	295,000	303,850

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Hilton Hotels Corp. 7.625% 05/15/2008	$1,897,000	$1,937,311
Marriot International 6.200% 06/15/2016	4,420,000	4,464,231
MGM Mirage 6.000% 10/01/2009	1,500,000	1,481,250
MGM Mirage 6.750% 09/01/2012	3,500,000	3,395,000
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 05/01/2012	2,565,000	2,690,044
		14,271,686
Medical Supplies — 0.4%
Boston Scientific Corp. 5.450% 06/15/2014	100,000	96,441
Boston Scientific Corp. 6.400% 06/15/2016	4,420,000	4,489,297
Millipore Corp. 7.500% 04/01/2007	3,034,000	3,052,268
		7,638,006
Metals & Mining — 0.4%
Alcan Aluminum Ltd. 6.250% 11/01/2008	2,023,000	2,057,790
Barrick Gold Corp. 7.500% 05/01/2007	3,237,000	3,270,024
Codelco, Inc(b) 6.150% 10/24/2036	1,645,000	1,686,058
		7,013,872
Oil & Gas — 0.0%
KeySpan Gas East Corp., Series A MTN 6.900% 01/15/2008	675,000	685,448
Real Estate — 0.6%
BRE Properties, Inc. 7.450% 01/15/2011	2,023,000	2,176,234
EOP Operating LP 6.750% 02/15/2008	3,400,000	3,453,179
First Industrial LP 7.600% 05/15/2007	2,473,000	2,498,959
First Industrial LP MTN 7.000% 12/01/2006	1,821,000	1,823,131
		9,951,503
Restaurants — 0.1%
Aramark Services, Inc. 7.000% 05/01/2007	171,000	171,745
Aramark Services, Inc. 7.100% 12/01/2006	1,820,000	1,821,267
		1,993,012

	Principal Amount	Market Value
Retail — 0.2%
Fred Meyer, Inc. 7.450% 03/01/2008	$1,140,000	$1,168,306
J.C. Penney Co., Inc. 7.950% 04/01/2017	710,000	812,438
The May Department Stores Co. 3.950% 07/15/2007	1,720,000	1,698,476
		3,679,220
Retail – Grocery — 0.0%
Albertson's, Inc. 7.500% 02/15/2011	100,000	103,793
Telephone Utilities — 1.0%
AT&T Corp. 6.000% 03/15/2009	16,000	16,280
Cingular Wireless 5.625% 12/15/2006	647,000	647,007
Embarq Corp. 7.082% 06/01/2016	2,685,000	2,747,308
Qwest Corp. 8.875% 03/15/2012	1,747,000	1,921,700
Rogers Wireless Communications, Inc. 6.375% 03/01/2014	1,700,000	1,700,000
Rogers Wireless Communications, Inc. 8.515% 12/15/2010	1,020,000	1,041,675
SBC Communications, Inc. 6.125% 02/15/2008	1,600,000	1,614,294
Sprint Capital Corp. 6.125% 11/15/2008	7,300,000	7,412,091
Verizon Virginia, Inc., Series A 4.625% 03/15/2013	50,000	46,886
		17,147,241
Transportation — 1.1%
Burlington Northern Santa Fe Corp. 6.750% 03/15/2029	2,910,000	3,234,139
CNF, Inc. 8.875% 05/01/2010	2,023,000	2,221,242
CSX Corp. 6.250% 10/15/2008	3,123,000	3,179,523
CSX Corp. 7.250% 05/01/2027	802,000	927,669
Hornbeck Offshore Services, Inc., Series B 6.125% 12/01/2014	1,960,000	1,825,250
Norfolk Southern Corp. 6.000% 04/30/2008	2,330,000	2,351,445

	Principal Amount	Market Value
Norfolk Southern Corp. 7.250% 02/15/2031	$120,000	$142,802
Norfolk Southern Corp. 7.350% 05/15/2007	425,000	429,260
TTX Co.(b) 4.500% 12/15/2010	5,260,000	4,999,293
		19,310,623
Travel — 0.1%
Sabre Holdings Corp. 6.350% 03/15/2016	960,000	954,564
TOTAL CORPORATE DEBT (Cost $543,471,513)		540,633,281
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.1%
Financial Services
Collateralized Mortgage Obligations
ABN AMRO Mortgage Corp., Series 2003-12, Class 1A 5.000% 12/25/2033	6,277,658	6,010,780
AES Eastern Energy LP, Series 1999-1, Class A 9.000% 01/02/2017	2,102,339	2,302,061
Asset Securitization Corp., Series 1995-MD4, Class A1 7.100% 08/13/2029	77,943	78,424
Bank of America Large Loan, Series 2001-FMA, Class A2(b) 6.490% 12/13/2016	1,537,000	1,615,288
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 4.551% 08/25/2034	2,424,452	2,391,682
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-5, Class IIA 4.011% 07/25/2034	5,702,799	5,575,173
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 5.652% 09/25/2033	1,451,482	1,450,157

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 4.142% 02/25/2034	$1,439,233	$1,432,014
CS First Boston Mortgage Securities Corp., Series 2003-7, Class 1A24 4.500% 02/25/2033	720,721	718,055
CS First Boston Mortgage Securities Corp., Series 2004-C1, Class A1 2.254% 01/15/2037	1,700,256	1,671,230
FedEx Corp., Series 1997-1, Class A 7.500% 01/15/2018	83,985	93,560
First Nationwide Trust, Series 2001-5, Class A1 6.750% 10/21/2031	382,717	379,707
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 4.562% 08/25/2034	2,541,528	2,610,553
IndyMac Bancorp, Inc. Mortgage Loan Trust, Series 2004-AR4, Class 1A 4.505% 08/25/2034	3,925,071	3,934,227
JP Morgan Commercial Mortgage Finance Corp., Series 1999-C7, Class A2 6.507% 10/15/2035	332,893	338,789
MASTR Asset Securitization Trust, Series 2003-12, Class 6A1 5.000% 12/25/2033	10,145,797	9,713,988
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA 6.338% 07/25/2033	468,499	468,438
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA 4.486% 02/25/2034	797,201	806,920

	Principal Amount	Market Value
Morgan Stanley Dean Witter Capital I, Series 2001-280, Class A1(b) 6.148% 02/03/2016	$1,729,236	$1,769,124
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A 7.349% 02/25/2034	196,197	199,030
Starwood Commercial Mortgage Trust, Series 1999-C1A, Class B(b) 6.920% 02/03/2014	2,428,000	2,518,307
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A 5.103% 03/25/2034	2,309,068	2,351,168
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 5.600% 06/25/2032	1,041,249	1,037,422
Structured Asset Securities Corp., Series 2003-30, Class 1A1 5.500% 10/25/2033	5,692,925	5,557,007
Terwin Mortgage Trust, Series 2006-10SL, Class A2 5.000% 10/31/2036	11,300,000	11,183,474
Vendee Mortgage Trust, Series 1992-1, Class 2Z 7.750% 05/15/2022	1,436,263	1,515,857
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A 7.000% 03/25/2034	3,143,447	3,176,079
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA4, Class 2A 6.500% 08/25/2034	1,443,935	1,458,894
Washington Mutual, Inc., Series 2003-S11, Class A1 5.000% 11/25/2033	13,052,414	12,497,674

	Principal Amount	Market Value
Washington Mutual, Inc., Series 2004-AR14, Class A1 4.264% 01/25/2035	$9,414,335	$9,236,251
Washington Mutual, Inc., Series 2004-AR2, Class A 6.158% 04/25/2044	3,877,637	3,918,291
Wells Fargo Mortgage Backed Securities Trust, Series 2004-P, Class 2A1 4.222% 09/25/2034	6,723,988	6,636,121
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1 4.576% 12/25/2034	8,486,635	8,375,741
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A2 4.109% 06/25/2035	8,371,301	8,198,001
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $122,558,201)		121,219,487
SOVEREIGN DEBT OBLIGATIONS — 0.8%
Sovereign Debt Obligations
Province of Ontario 4.750% 01/19/2016	7,400,000	7,286,758
United Mexican States 5.625% 01/15/2017	5,735,000	5,732,133
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $12,845,343)		13,018,891
U.S. GOVERNMENT AGENCY OBLIGATIONS — 30.3%
Federal Home Loan Mortgage Corporation (FHLMC) — 7.7%
Collateralized Mortgage Obligations — 0.1%
FHLMC Series 1337, Class D 6.000% 08/15/2007	21,356	21,356
FHLMC, Series 2178, Class PB 7.000% 08/15/2029	2,325,157	2,386,242
Total Collateralized Mortgage Obligations		2,407,598

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Pass-Through Securities — 7.6%
FHLMC 4.000% 12/15/2009	$35,290,000	$34,427,163
FHLMC 4.500% 10/01/2018	266,520	258,296
FHLMC 5.000% 10/01/2035	28,275,436	27,322,246
FHLMC 5.500% 12/01/2020- 06/01/2033	61,102,338	61,117,498
FHLMC 6.000% 06/01/2016- 02/01/2018	1,104,874	1,123,130
FHLMC 6.500% 05/01/2016- 07/01/2017	1,858,675	1,895,791
FHLMC 7.000% 07/01/2029- 10/01/2031	1,357,116	1,398,253
FHLMC 7.500% 06/01/2015- 01/01/2031	864,637	899,873
FHLMC 8.000% 03/01/2015- 08/01/2015	987,117	1,045,125
FHLMC 8.250% 05/01/2017	109,038	114,816
FHLMC 8.500% 11/01/2025	121,491	131,453
FHLMC 9.000% 03/01/2017	11,483	12,015
Total Pass-Through Securities		129,745,659
		132,153,257
Federal National Mortgage Association (FNMA) — 22.2%
Collateralized Mortgage Obligations — 0.1%
FNMA Series 1989-20, Class A 6.750% 04/25/2018	1,742,295	1,795,960
Pass-Through Securities — 22.1%
FNMA(e) 3.875% 02/15/2010	35,000,000	33,977,202
FNMA 4.500% 09/01/2018- 04/01/2021	15,391,060	14,896,578
FNMA 5.000% 03/01/2018- 09/01/2035	44,267,304	42,787,676
FNMA 5.500% 11/01/2016- 05/01/2036	135,080,648	134,013,421

	Principal Amount	Market Value
FNMA 6.000% 05/01/2011	$34,862	$35,408
FNMA 6.420% 11/01/2008	656,120	669,631
FNMA 6.500% 05/01/2017	844,085	861,362
FNMA 7.000% 12/01/2029- 07/01/2032	325,846	335,545
FNMA 7.500% 09/01/2029- 10/01/2031	373,563	387,208
FNMA 8.000% 07/01/2020- 09/01/2031	1,026,816	1,088,929
FNMA 8.500% 08/01/2026	301,043	324,611
FNMA TBA(f) 5.000% 11/01/2036	25,150,000	24,285,469
FNMA TBA(f) 5.500% 11/01/2036	127,788,000	126,280,498
Total Pass-Through Securities		379,943,538
		381,739,498
Government National Mortgage Association (GNMA) — 0.3%
Pass-Through Securities
GNMA 6.000% 06/15/2011- 08/15/2029	29,311	29,926
GNMA 7.000% 08/15/2023- 08/15/2032	2,079,051	2,155,853
GNMA 7.250% 07/20/2021- 07/20/2022	915,742	957,692
GNMA 7.500% 06/15/2011- 09/15/2023	594,850	621,441
GNMA 8.000% 07/15/2007- 11/15/2030	428,272	445,786
GNMA 8.500% 08/15/2030	5,307	5,702
GNMA 9.000% 04/15/2009- 10/15/2009	3,779	3,900
Total Pass-Through Securities		4,220,300

	Principal Amount	Market Value
Other Agencies — 0.1%
Pass-Through Securities
New Valley Generation IV, TVA 4.687% 01/15/2022	$2,038,155	$1,985,332
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $521,397,153)		520,098,387
U.S. TREASURY OBLIGATIONS — 20.6%
U.S. Treasury Bonds — 10.1%
U.S. Treasury Bond(e) 3.000% 11/15/2007	4,770,000	4,679,072
U.S. Treasury Bond(e) 6.125% 11/15/2027	12,947,000	15,210,703
U.S. Treasury Bond(e) (g) 6.125% 08/15/2029	84,474,000	100,048,894
U.S. Treasury Bond(e) 6.875% 08/15/2025	6,555,000	8,210,138
U.S. Treasury Bond 7.125% 02/15/2023	3,520,000	4,430,800
U.S. Treasury Bond 8.875% 08/15/2017	17,641,000	23,870,478
U.S. Treasury Inflation Index 2.500% 07/15/2016	17,077,046	17,319,861
		173,769,946
U.S. Treasury Notes — 10.5%
U.S. Treasury Inflation Index 3.875% 01/15/2009	20,823,768	21,269,525
U.S. Treasury Note(e) 3.875% 05/15/2010	54,935,000	53,690,382
U.S. Treasury Note(e) 3.875% 07/15/2010	16,065,000	15,688,477
U.S. Treasury Note 4.000% 02/15/2015	33,060,000	31,711,774
U.S. Treasury Note(e) 5.000% 07/31/2008	57,005,000	57,241,035
		179,601,193
TOTAL U.S. TREASURY OBLIGATIONS (Cost $348,749,584)		353,371,139
TOTAL BONDS & NOTES (Cost $1,577,742,345)		1,576,746,784
OPTIONS — 0.1%
Bear Stearns Co., Inc. Floor, Expires 10/01/2014	26,000,000	338,830

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Goldman Swaption, Expires 4/14/2008, Strike 5.61%	$35,200,000	$1,062,533
Goldman Swaption, Expires 4/14/2008, Strike 5.61%	35,200,000	1,062,532
TOTAL OPTIONS (Cost $2,720,880)		2,463,895
TOTAL LONG TERM INVESTMENTS (Cost $1,580,463,225)		1,579,283,026
SHORT-TERM INVESTMENTS — 28.9%
Cash Equivalents — 12.7% (i)
Abbey National PLC Eurodollar Time Deposit 5.270% 11/16/2006	9,776,029	9,776,029
Abbey National PLC Eurodollar Time Deposit 5.280% 12/01/2006	5,784,150	5,784,150
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	2,036,672	2,036,672
American Beacon Money Market Fund(h)	3,838,188	3,838,188
ANZ Banking Group Ltd. Eurodollar Time Deposit 5.280% 12/19/2006	4,073,346	4,073,346
Banco Santander Central Hispano SA Commercial Paper 5.275% 11/14/2006	2,036,673	2,036,673
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	7,739,357	7,739,357
Bank of America 5.270% 11/10/2006	4,073,346	4,073,346
Bank of America 5.300% 11/20/2006	1,222,004	1,222,004
Bank of America 5.310% 03/08/2007	4,073,346	4,073,346
Bank of Montreal Eurodollar Time Deposit 5.280% 12/04/2006	7,739,357	7,739,357
Bank of Nova Scotia Eurodollar Time Deposit 5.270% 11/13/2006	1,629,338	1,629,338
Barclays Eurodollar Time Deposit 5.300% 11/03/2006	1,629,338	1,629,338

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	$4,073,346	$4,073,346
Barclays Eurodollar Time Deposit 5.305% 11/21/2006	6,110,019	6,110,019
BGI Institutional Money Market Fund(h)	6,110,019	6,110,019
BNP Paribas Eurodollar Time Deposit 5.280% 12/12/2006	4,480,680	4,480,680
BNP Paribas Eurodollar Time Deposit 5.280% 12/15/2006	6,110,019	6,110,019
Calyon Eurodollar Time Deposit 5.250% 11/06/2006	6,110,019	6,110,019
Calyon Eurodollar Time Deposit 5.280% 12/01/2006	4,073,346	4,073,346
Calyon Eurodollar Time Deposit 5.310% 11/01/2006	8,146,692	8,146,692
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.280% 11/29/2006	5,865,618	5,865,618
Dreyfus Cash Management Plus Money Market Fund(h)	1,310,404	1,310,404
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	682,237	682,237
Federal Home Loan Bank Discount Note 5.150% 12/27/2006	1,062,950	1,062,950
First Tennessee National Corporation Eurodollar Time Deposit 5.290% 12/18/2006	4,073,346	4,073,346
Fortis Bank Eurodollar Time Deposit 5.260% 11/07/2006	6,924,688	6,924,688
Fortis Bank Eurodollar Time Deposit 5.260% 11/09/2006	2,444,007	2,444,007
Fortis Bank Eurodollar Time Deposit 5.300% 11/20/2006	4,888,015	4,888,015
Freddie Mac Discount Note 5.138% 12/22/2006	562,666	562,666

	Principal Amount	Market Value
General Electric Capital Corp. Commercial Paper 5.265% 11/22/2006	$4,073,346	$4,073,346
General Electric Capital Corp. Commercial Paper 5.285% 11/03/2006	6,056,556	6,056,556
Goldman Sachs Financial Square Prime Obligations Money Market Fund(h)	4,133,484	4,133,484
Harris NA Eurodollar Time Deposit 5.280% 11/22/2006	6,110,019	6,110,019
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	5,702,684	5,702,684
National Australia Bank Eurodollar Time Deposit 5.290% 11/01/2006	9,425,722	9,425,722
Royal Bank of Canada Eurodollar Time Deposit 5.300% 11/17/2006	8,146,692	8,146,692
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	3,258,677	3,258,677
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 12/11/2006	3,666,011	3,666,011
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.300% 11/20/2006	3,666,011	3,666,011
Societe Generale Eurodollar Time Deposit 5.270% 11/02/2006	8,146,692	8,146,692
Societe Generale Eurodollar Time Deposit 5.280% 11/01/2006	1,629,338	1,629,338
Societe Generale Eurodollar Time Deposit 5.280% 12/04/2006	6,110,019	6,110,019
Standard Chartered Bank Eurodollar Time Deposit 5.280% 11/30/2006	4,073,346	4,073,346
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 11/01/2006	7,083,439	7,083,439
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 12/11/2006	2,036,673	2,036,673

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
UBS AG Eurodollar Term 5.300% 01/04/2007	$4,888,015	$4,888,015
		216,885,939
Commercial Paper — 16.2%
Aluminum Company of America 5.260% 11/21/2006	7,000,000	6,979,544
AT&T Corp. 5.250% 11/28/2006	9,995,000	9,955,645
Beethoven Funding Corp. 5.270% 11/10/2006	9,640,000	9,627,299
Burlington Northern Santa Fe Corp. 5.290% 12/04/2006	5,541,000	5,514,131
Burlington Northern Santa Fe Corp. 5.300% 12/18/2006	8,277,000	8,219,728
Cadbury Schweppes Finance PLC 5.330% 11/03/2006	7,916,000	7,913,656
ConocoPhillips Co. 5.290% 11/07/2006	14,000,000	13,987,657
CVS Corp. 5.310% 11/20/2006	11,345,000	11,313,206
DaimlerChrysler NA Holding Corp. 5.320% 11/09/2006	6,955,000	6,946,777
DaimlerChrysler NA Holding Corp. 5.340% 11/17/2006	8,000,000	7,981,013
Dow Jones & Co., Inc. 5.320% 01/23/2007	10,200,000	10,074,891
Duke Power Company LLC 5.300% 11/08/2006	7,189,000	7,181,591
Duke Power Company LLC 5.300% 12/06/2006	4,364,000	4,341,513
Elsevier Finance SA 5.290% 11/22/2006	10,000,000	9,969,142
Fortune Brands, Inc. 5.310% 11/14/2006	3,000,000	2,994,248
Fortune Brands, Inc. 5.320% 12/01/2006	10,825,000	10,777,009
General Mills, Inc. 5.270% 11/15/2006	10,000,000	9,979,506
Hanson Finance PLC 5.300% 11/27/2006	9,420,000	9,383,942
ITT Industries, Inc. 5.300% 11/16/2006	9,468,000	9,447,092
ITT Industries, Inc. 5.300% 12/04/2006	3,709,000	3,690,980

	Principal Amount	Market Value
John Deere Capital Corp. 5.290% 11/30/2006	$10,000,000	$9,957,386
Kellogg Co. 5.310% 11/20/2006	5,938,000	5,921,359
Lincoln National Corp. 5.260% 12/05/2006	10,596,000	10,543,361
Motorola, Inc. 5.260% 11/07/2006	10,000,000	9,991,233
Public Service Co. of Colorado 5.310% 11/13/2006	3,029,000	3,023,639
Public Service Co. of Colorado 5.310% 12/04/2006	9,903,000	9,854,797
Reckitt Benckiser PLC 5.250% 11/13/2006	6,150,000	6,139,238
Reed Elsevier, Inc. 5.310% 11/13/2006	3,394,000	3,387,993
Schering-Plough Corp. 5.300% 01/25/2007	10,169,000	10,041,746
Sourthern Co. 5.250% 11/06/2006	10,720,000	10,712,184
South Carolina Electric & Gas 5.320% 11/01/2006	10,000,000	10,000,000
The Walt Disney Co. 5.240% 02/28/2007	10,099,000	9,924,074
Time Warner, Inc. 5.330% 11/02/2006	10,000,000	9,998,520
Time Warner, Inc. 5.340% 12/05/2006	2,519,000	2,506,296
		278,280,396
TOTAL SHORT-TERM INVESTMENTS (Cost $495,166,335)		495,166,335
TOTAL INVESTMENTS — 120.9% (Cost $2,075,629,560)(j)		2,074,449,361
Other Assets/ (Liabilities) — (20.9%)		(358,194,621)
NET ASSETS — 100.0%		$1,716,254,740

Notes to Portfolio of Investments

MTN - Medium Term Note

REIT - Real Estate Investment Trust

TBA - To be announced

(a)  Non-income producing security.

(b)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities amounted to a value of $74,821,199 or 4.4% of net assets.

(c)  Security is currently in default.

(d)  This security is valued in good faith under procedures established by the board of trustees.

(e)  Denotes all or a portion of security on loan. (Note 2).

(f)  A portion of this security is purchased on a forward commitment basis. (Note 2).

(g)  This security is held as collateral for open futures contracts. (Note 2).

(h)  Amount represents shares owned of the fund.

(i)  Represents investments of security lending collateral. (Note 2).

(j)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments

October 31, 2006

	Number of Shares	Market Value
EQUITIES — 0.0%
COMMON STOCK — 0.0%
Financial Services — 0.0%
Contifinancial Corp. Liquidating Trust	114,845	$1,709
Telephone Utilities — 0.0%
Manitoba Telecom Services, Inc.	1,909	78,841
TOTAL COMMON STOCK (Cost $138,241)		80,550
TOTAL EQUITIES (Cost $138,241)		80,550
	Principal Amount
BONDS & NOTES — 94.2%
ASSET BACKED SECURITIES — 0.5%
Financial Services
Chase Mortgage Finance Co.,Series 2003-S11, Class 1A-1 5.000% 10/25/2033	$672,207	643,630
Mirant Mid-Atlantic LLC, Series 2001, Class A 8.625% 06/30/2012	606,818	644,744
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 6.700% 10/25/2028	3,065	3,059
Travelers Funding Ltd., Series 1A, Class A1(a) 6.300% 02/18/2014	1,303,290	1,307,331
Vanderbilt Mortgage and Finance, Inc., Series 2002-C, Class A2 4.230% 02/07/2015	59,728	59,503
TOTAL ASSET BACKED SECURITIES (Cost $2,692,656)		2,658,267

	Principal Amount	Market Value
CORPORATE DEBT — 32.4%
Aerospace & Defense — 0.1%
Bombardier, Inc.(a) 6.300% 05/01/2014	$500,000	$458,750
Goodrich (B.F.) Co. 7.500% 04/15/2008	100,000	102,598
		561,348
Apparel, Textiles & Shoes — 0.2%
Kellwood Co. 7.625% 10/15/2017	65,000	59,800
Kellwood Co. 7.875% 07/15/2009	200,000	200,000
Mohawk Industries, Inc., Series C 6.500% 04/15/2007	825,000	828,194
		1,087,994
Automotive & Parts — 1.5%
Affinia Group, Inc. 9.000% 11/30/2014	225,000	213,750
American Tire Distributer(a) 11.622% 04/01/2012	400,000	364,000
DaimlerChrysler NA Holding Corp. 4.050% 06/04/2008	100,000	97,779
DaimlerChrysler NA Holding Corp. 4.125% 03/07/2007	3,000,000	2,986,392
General Motors Acceptance Corp.(b) 6.750% 12/01/2014	1,500,000	1,487,154
General Motors Corp.(b) 8.375% 07/15/2033	165,000	146,850
The Goodyear Tire & Rubber Co.(b) 9.000% 07/01/2015	800,000	809,000
Tenneco Automotive, Inc.(b) 8.625% 11/15/2014	650,000	654,875
United Components, Inc. 9.375% 06/15/2013	665,000	671,650
		7,431,450
Banking, Savings & Loans — 2.1%
Ametek, Inc. 7.200% 07/15/2008	760,000	776,100
Bank of America Corp. 4.250% 10/01/2010	225,000	218,289

	Principal Amount	Market Value
Capital One Bank 5.000% 06/15/2009	$680,000	$676,463
CIT Group, Inc. 3.650% 11/23/2007	850,000	835,466
CIT Group, Inc. 3.875% 11/03/2008	275,000	268,272
CIT Group, Inc. 7.375% 04/02/2007	75,000	75,620
JP Morgan Chase & Co. 3.125% 12/11/2006	1,500,000	1,496,451
Kern River Funding Corp.(a) 4.893% 04/30/2018	148,400	144,400
Kinder Morgan Finance 5.700% 01/05/2016	200,000	185,300
MBNA Corp. 4.625% 09/15/2008	430,000	425,405
Residential Capital Corp. 6.125% 11/21/2008	1,090,000	1,096,049
Simon Debartolo Group LP 7.125% 09/20/2007	500,000	505,993
SLM Corp. 5.625% 08/01/2033	160,000	154,465
SLM Corp., Series A MTN 4.000% 01/15/2009	1,000,000	975,078
Wachovia Corp. 5.300% 10/15/2011	1,245,000	1,251,470
Washington Mutual Bank 4.500% 08/25/2008	500,000	493,905
Wells Fargo & Co. 4.125% 03/10/2008	750,000	738,456
Wells Fargo & Co. 4.875% 01/12/2011	235,000	233,290
		10,550,472
Beverages — 0.7%
Anheuser-Busch Cos., Inc. 5.050% 10/15/2016	65,000	63,021
Anheuser-Busch Cos., Inc. 6.500% 02/01/2043	450,000	486,576
Diageo Finance BV 3.000% 12/15/2006	2,000,000	1,994,434
Miller Brewing Co.(a) 4.250% 08/15/2008	275,000	269,781
National Wine and Spirits, Inc. 10.125% 01/15/2009	525,000	527,625
		3,341,437

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Broadcasting, Publishing & Printing — 3.8%
American Media Operations, Inc. 8.875% 01/15/2011	$110,000	$97,625
American Media Operations, Inc. 10.250% 05/01/2009	440,000	418,000
Belo Corp. 6.750% 05/30/2013	1,100,000	1,128,175
Belo Corp. 8.000% 11/01/2008	750,000	782,812
British Sky Broadcasting PLC 6.875% 02/23/2009	750,000	774,224
Cablevision Systems Corp., Series B 8.000% 04/15/2012	675,000	655,594
CCH I LLC 11.000% 10/01/2015	600,000	578,250
CCH I LLC 11.125% 01/15/2014	850,000	707,625
Clear Channel Communications, Inc. 4.250% 05/15/2009	1,100,000	1,061,040
Clear Channel Communications, Inc. 6.000% 11/01/2006	1,500,000	1,500,000
Comcast Cable Communications, Inc. 6.200% 11/15/2008	850,000	866,312
Comcast Corp. 7.050% 03/15/2033	500,000	541,755
Cox Communications, Inc. 4.625% 01/15/2010	2,930,000	2,863,161
Cox Communications, Inc. 6.750% 03/15/2011	145,000	151,653
Cox Enterprises, Inc.(a) 4.375% 05/01/2008	460,000	451,641
Cox Enterprises, Inc.(a) 8.000% 02/15/2007	1,815,000	1,823,423
Dow Jones & Co., Inc. 3.875% 02/15/2008	1,400,000	1,372,423
Knight-Ridder, Inc. 7.125% 06/01/2011	170,000	177,408
Shaw Communications, Inc. 8.250% 04/11/2010	225,000	237,094
The Thomson Corp. 5.750% 02/01/2008	1,130,000	1,134,996
The Thomson Corp. 6.200% 01/05/2012	70,000	72,339
Time Warner, Inc. 6.150% 05/01/2007	500,000	501,808

	Principal Amount	Market Value
USA Interactive 7.000% 01/15/2013	$800,000	$823,886
Vertis, Inc., Series B(b) 10.875% 06/15/2009	225,000	223,875
		18,945,119
Building Materials & Construction — 0.1%
Chemed Corp. 8.750% 02/24/2011	525,000	542,719
Chemicals — 1.1%
Chevron Phillips Chemical Co. LLC 5.375% 06/15/2007	1,550,000	1,548,039
Consolidated Container Co. LLC(b) 10.750% 06/15/2009	650,000	637,000
Cytec Industries, Inc. 5.500% 10/01/2010	415,000	412,916
Geo Sub Corp. 11.000% 05/15/2012	600,000	621,000
Georgia Gulf Corp.(b) 7.125% 12/15/2013	175,000	154,875
Graham Packaging Co.(b) 9.875% 10/15/2014	950,000	952,375
Lubrizol Corp. 5.875% 12/01/2008	315,000	317,901
PQ Corp. 7.500% 02/15/2013	450,000	430,875
Praxair, Inc. 6.500% 03/01/2008	550,000	558,162
		5,633,143
Commercial Services — 1.5%
Cadmus Communications Corp. 8.375% 06/15/2014	700,000	677,250
Cenveo Corp. 7.875% 12/01/2013	700,000	661,500
Donnelley (R.R.) & Sons Co. 4.950% 05/15/2010	650,000	631,785
Ecolab, Inc. 6.875% 02/01/2011	135,000	142,868
Equifax, Inc. 4.950% 11/01/2007	625,000	619,306
Insurance Auto Auctions, Inc. 11.000% 04/01/2013	550,000	552,750
Invensys PLC(a) (b) 9.875% 03/15/2011	227,000	247,430
Iron Mountain, Inc. 8.750% 07/15/2018	685,000	722,675
Rent-A-Center, Inc. 7.500% 05/01/2010	150,000	149,625

	Principal Amount	Market Value
Rent-Way, Inc. 11.875% 06/15/2010	$175,000	$204,735
Republic Services, Inc. 6.750% 08/15/2011	485,000	511,808
Samsonite Corp. 8.875% 06/01/2011	300,000	314,250
Service Corp. International(a) (b) 8.000% 06/15/2017	350,000	337,750
United Rentals North America, Inc.(b) 7.750% 11/15/2013	400,000	399,000
Waste Services, Inc. 9.500% 04/15/2014	600,000	615,000
Williams Scotsman, Inc. 8.500% 10/01/2015	350,000	361,375
		7,149,107
Communications — 0.3%
Echostar DBS Corp.(a) 7.125% 02/01/2016	550,000	537,625
Intelsat Subsidiary Holding Co. Ltd. 10.484% 01/15/2012	610,000	618,387
L-3 Communications Corp. 6.375% 10/15/2015	275,000	270,875
		1,426,887
Computer Programming Services — 0.1%
Electronic Data Systems Corp., Series B 6.500% 08/01/2013	290,000	294,820
Data Processing & Preparation — 0.0%
Certegy, Inc. 4.750% 09/15/2008	50,000	48,252
Electric Utilities — 3.7%
AES Corp.(a) 8.750% 05/15/2013	175,000	187,906
AES Corp.(a) 9.000% 05/15/2015	55,000	59,194
Allegheny Energy Supply Co. LLC(a) 8.250% 04/15/2012	325,000	353,437
Appalachian Power Co., Series G 3.600% 05/15/2008	375,000	365,472
Centerpoint Energy, Inc. Series B 6.850% 06/01/2015	525,000	559,691
Centerpoint Energy, Inc., Series B 5.875% 06/01/2008	750,000	754,189

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Consumers Energy Co. 4.400% 08/15/2009	$600,000	$585,065
Dominion Resources, Inc. 4.125% 02/15/2008	385,000	379,213
Dominion Resources, Inc. 5.150% 07/15/2015	510,000	494,730
Duke Energy Field Services Corp. 7.875% 08/16/2010	255,000	276,156
Edison Mission Energy Corp.(a) (b) 7.750% 06/15/2016	400,000	413,000
Elwood Energy LLC 8.159% 07/05/2026	558,450	591,237
Entergy Gulf States, Inc. 5.250% 08/01/2015	425,000	404,308
Exelon Corp. 4.900% 06/15/2015	700,000	661,879
First Energy Corp., Series A 5.500% 11/15/2006	432,000	431,995
FPL Group Capital, Inc. 6.350% 10/01/2066	1,750,000	1,787,543
Homer City Funding LLC 8.734% 10/01/2026	586,500	662,745
Indianapolis Power & Light(a) 6.300% 07/01/2013	175,000	180,755
Ipalco Enterprises, Inc. 8.375% 11/14/2008	300,000	310,500
Kansas Gas & Electric Co. 5.647% 03/29/2021	355,000	350,577
MidAmerican Energy Holdings Co. 3.500% 05/15/2008	640,000	623,265
MidAmerican Funding LLC 6.750% 03/01/2011	725,000	765,501
Monongahela Power Co. 6.700% 06/15/2014	275,000	295,147
Nevada Power Co., Series L 5.875% 01/15/2015	200,000	200,586
Nevada Power Co., Series M 5.950% 03/15/2016	350,000	352,518
Niagara Mohawk Power Corp., Series G 7.750% 10/01/2008	150,000	156,400
NRG Energy, Inc. 7.375% 02/01/2016	450,000	455,062
Pennsylvania Electric Co. Class B 6.125% 04/01/2009	1,385,000	1,408,211
PSEG Energy Holdings, Inc. 8.625% 02/15/2008	62,000	64,325
Tampa Electric Co. 5.375% 08/15/2007	565,000	564,642

	Principal Amount	Market Value
Tenaska Alabama Partners LP(a) 7.000% 06/30/2021	$460,372	$453,466
Tenaska Oklahoma(a) 6.528% 12/30/2014	312,786	308,423
TransAlta Corp. 5.750% 12/15/2013	1,500,000	1,499,197
Tri-State Generation & Transmission Association, Series 2003, Class A(a) 6.040% 01/31/2018	150,000	151,424
Tri-State Generation & Transmission Association, Series 2003, Class B(a) 7.144% 07/31/2033	290,000	312,419
TXU Energy Co. 7.000% 03/15/2013	190,000	200,139
Virginia Electric and Power Co. 5.375% 02/01/2007	330,000	329,883
Wisconsin Electric Power 3.500% 12/01/2007	560,000	549,860
		18,500,060
Electrical Equipment & Electronics — 0.5%
Anixter, Inc. 5.950% 03/01/2015	655,000	615,700
Avnet, Inc. 8.000% 11/15/2006	4,000	4,002
GrafTech International Ltd. 1.625% 01/15/2024	200,000	157,250
Thomas & Betts Corp., Series B MTN 6.390% 02/10/2009	1,500,000	1,530,573
		2,307,525
Energy — 2.3%
Atlas Pipeline Partners LP 8.125% 12/15/2015	175,000	178,500
Australian Gas Light Co. Ltd(a) 6.400% 04/15/2008	520,000	526,208
Basic Energy Services 7.125% 04/15/2016	400,000	381,000
Brigham Exploration Co. 9.625% 05/01/2014	600,000	589,500
Chesapeake Energy Corp. 6.500% 08/15/2017	250,000	235,625
Chesapeake Energy Corp. 6.875% 01/15/2016	250,000	248,125
Clayton William Energy 7.750% 08/01/2013	275,000	253,687
Colonial Pipeline Co.(a) 7.630% 04/15/2032	65,000	81,535

	Principal Amount	Market Value
Consolidated Natural Gas Co., Series C 6.250% 11/01/2011	$275,000	$284,288
Dynegy Holdings, Inc. 8.375% 05/01/2016	400,000	411,000
El Paso Corp. 7.875% 06/15/2012	200,000	208,500
Enbridge Energy Partners LP 4.000% 01/15/2009	650,000	629,516
ENSCO International, Inc. 6.750% 11/15/2007	235,000	238,584
Enterprise Products Operating LP 7.500% 02/01/2011	110,000	117,871
Enterprise Products Operating LP, Series B 4.000% 10/15/2007	280,000	275,916
Exco Resources, Inc. 7.250% 01/15/2011	195,000	187,687
Gulf South Pipeline Co. LP(a) 5.050% 02/01/2015	250,000	240,837
Kinder Morgan Energy Partners LP 5.350% 08/15/2007	150,000	148,895
Kinder Morgan Energy Partners LP 6.300% 02/01/2009	1,500,000	1,519,989
Kiowa Power Partners LLC(a) 4.811% 12/30/2013	257,225	245,912
North American Energy Partners, Inc. 8.750% 12/01/2011	375,000	371,250
OAO Gazprom(a) 9.625% 03/01/2013	300,000	356,250
Petrohawk Energy Corp.(a) 9.125% 07/15/2013	725,000	739,500
Piedmont Natural Gas Co., Series E 6.000% 12/19/2033	175,000	179,740
Plains All American Pipeline Co. 4.750% 08/15/2009	550,000	539,926
Plains All American Pipeline Co. 5.625% 12/15/2013	335,000	331,910
The Premcor Refining Group, Inc. 6.750% 05/01/2014	420,000	430,289
Quicksilver Resources, Inc. 7.125% 04/01/2016	400,000	378,000

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Southwest Gas Corp. 8.375% 02/15/2011	$350,000	$383,589
Williams Cos., Inc. Series A 7.500% 01/15/2031	150,000	152,250
XTO Energy, Inc. 4.900% 02/01/2014	375,000	358,272
XTO Energy, Inc. 6.250% 04/15/2013	125,000	129,523
		11,353,674
Entertainment & Leisure — 0.5%
AMC Entertainment, Inc.(b) 11.000% 02/01/2016	625,000	691,406
Diamond Jo LLC 8.750% 04/15/2012	400,000	399,500
Harrah's Operating Co., Inc. 5.500% 07/01/2010	250,000	240,116
Imax Corp.(b) 9.625% 12/01/2010	210,000	195,300
Mohegan Tribal Gaming Authority 6.375% 07/15/2009	300,000	299,250
Park Place Entertainment Corp. 8.500% 11/15/2006	80,000	80,065
Tunica-Biloxi Gaming Authority(a) 9.000% 11/15/2015	525,000	542,062
		2,447,699
Financial Services — 5.1%
Alamosa Delaware, Inc. 8.500% 01/31/2012	1,000,000	1,063,450
ALH Finance LLC/ALH Finance Corp.(b) 8.500% 01/15/2013	400,000	397,000
American Honda Finance Corp.(a) 3.850% 11/06/2008	200,000	194,968
Archstone-Smith Operating Trust REIT 5.000% 08/15/2007	800,000	796,912
Berkshire Hathaway Finance Corp. 4.850% 01/15/2015	250,000	242,867
Boeing Capital Corp. 5.800% 01/15/2013	150,000	154,993
Caterpillar Financial Services Corp. 3.000% 02/15/2007	2,000,000	1,986,854
Citigroup, Inc. 5.850% 12/11/2034	475,000	483,550

	Principal Amount	Market Value
Countrywide Home Loans, Inc. 3.250% 05/21/2008	$1,000,000	$970,818
ERAC USA Finance Co.(a) 6.700% 06/01/2034	250,000	265,312
ERAC USA Finance Co.(a) 6.800% 02/15/2008	100,000	101,138
ERAC USA Finance Co.(a) 7.950% 12/15/2009	455,000	487,903
Ford Motor Credit Co. 7.375% 02/01/2011	250,000	238,870
Foster's Finance Corp.(a) 6.875% 06/15/2011	430,000	454,321
Franklin Resources, Inc. 3.700% 04/15/2008	1,675,000	1,634,907
General Electric Capital Corp. 4.250% 12/01/2010	270,000	262,213
General Electric Capital Corp. MTN 5.375% 10/20/2016	1,200,000	1,206,000
Glencore Funding LLC(a) 6.000% 04/15/2014	600,000	582,820
The Goldman Sachs Group, Inc. 5.150% 01/15/2014	1,175,000	1,156,084
The Goldman Sachs Group, Inc. 6.125% 02/15/2033	440,000	449,948
Household Finance Corp. 4.125% 12/15/2008	375,000	367,623
Household Finance Corp. 6.375% 10/15/2011	180,000	188,875
Inergy LP/Inergy Finance Corp. 8.250% 03/01/2016	350,000	363,125
Insight Midwest LP/Insight Capital, Inc. 9.750% 10/01/2009	65,000	66,137
iStar Financial, Inc. REIT 7.000% 03/15/2008	575,000	587,552
iStar Financial, Inc. REIT, Series B 4.875% 01/15/2009	85,000	83,934
iStar Financial, Inc. REIT, Series B 5.700% 03/01/2014	170,000	169,316
Jefferies Group, Inc. 7.500% 08/15/2007	160,000	161,623
Kimco Realty Corp., Series B MTN 7.860% 11/01/2007	130,000	132,490

	Principal Amount	Market Value
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., Series B 6.875% 11/01/2014	$150,000	$141,000
Mediacom LLC/Mediacom Capital Corp. 9.500% 01/15/2013	700,000	718,375
Merrill Lynch & Co., Inc. MTN 4.125% 01/15/2009	775,000	758,407
Molson Coors Capital Finance ULC 4.850% 09/22/2010	500,000	491,917
Nisource Finance Corp. 3.200% 11/01/2006	135,000	135,000
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 6.250% 09/15/2015	125,000	122,969
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 7.125% 06/15/2014	335,000	338,769
Senior Housing Properties Trust REIT 8.625% 01/15/2012	50,000	53,875
Shell International Finance 5.625% 06/27/2011	3,000,000	3,075,723
Simon Property Group LP 6.875% 11/15/2006	175,000	175,067
Simon Property Group LP REIT 4.875% 03/18/2010	575,000	568,262
Sony Capital Corp.(a) 4.950% 11/01/2006	45,000	45,000
Sprint Capital Corp. 6.900% 05/01/2019	240,000	251,732
Telecom Italia Capital SA 6.000% 09/30/2034	500,000	457,786
United Dominion Realty Trust, Inc. REIT Series MTN 4.300% 07/01/2007	750,000	743,472
Verizon Global Funding Corp. 4.375% 06/01/2013	900,000	851,461
Verizon Global Funding Corp. 6.125% 06/15/2007	500,000	502,293
Weingarten Realty Investors REIT, Series A 4.857% 01/15/2014	720,000	693,146
		25,375,857

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Food Retailers — 0.1%
The Kroger Co. 7.650% 04/15/2007	$250,000	$252,337
Foods — 0.3%
Campbell Soup Co. 5.500% 03/15/2007	1,125,000	1,125,512
Dean Foods Co. 6.900% 10/15/2017	100,000	98,125
Land O' Lakes, Inc.(b) 8.750% 11/15/2011	150,000	155,812
Pinnacle Foods Holding Corp. 8.250% 12/01/2013	100,000	100,250
Wornick Co. 10.875% 07/15/2011	200,000	200,000
		1,679,699
Forest Products & Paper — 1.1%
Abitibi-Consolidated, Inc. 6.000% 06/20/2013	285,000	226,575
Abitibi-Consolidated, Inc.(b) 7.750% 06/15/2011	150,000	133,875
International Paper Co. 3.800% 04/01/2008	1,900,000	1,856,726
Newark Group, Inc. 9.750% 03/15/2014	395,000	387,100
Packaging Dynamics Finance Corp.(a) 10.000% 05/01/2016	625,000	631,250
Pliant Corp.(b) 11.125% 09/01/2009	450,000	438,750
Pregis Corp.(a) (b) 12.375% 10/15/2013	400,000	424,000
Rock-Tenn Co. 8.200% 08/15/2011	1,360,000	1,407,600
		5,505,876
Healthcare — 0.0%
Universal Health Services, Inc. 6.750% 11/15/2011	165,000	170,670
Heavy Construction — 0.3%
Interline Brands, Inc. 8.125% 06/15/2014	475,000	485,687
K. Hovnanian Enterprises, Inc. 6.500% 01/15/2014	750,000	707,812
Lennar Corp., Series B 6.500% 04/15/2016	450,000	457,340
		1,650,839

	Principal Amount	Market Value
Heavy Machinery — 1.0%
Briggs & Stratton Corp. 7.250% 09/15/2007	$325,000	$328,656
Briggs & Stratton Corp. 8.875% 03/15/2011	555,000	603,562
Great Lakes Dredge & Dock Corp. 7.750% 12/15/2013	160,000	148,800
Idex Corp. 6.875% 02/15/2008	935,000	942,206
Pentair, Inc. 7.850% 10/15/2009	570,000	605,912
Stewart & Stevenson LLC(a) 10.000% 07/15/2014	600,000	607,500
Timken Co. 5.750% 02/15/2010	580,000	578,030
Timken Co. MTN 6.990% 11/01/2006	500,000	500,000
Toro Co. 7.800% 06/15/2027	190,000	217,342
York International Corp. 6.700% 06/01/2008	365,000	371,725
		4,903,733
Home Construction, Furnishings & Appliances — 0.5%
D.R. Horton, Inc. 4.875% 01/15/2010	220,000	214,944
Johnson Controls, Inc. 6.300% 02/01/2008	575,000	577,718
Maytag Corp. 8.630% 11/15/2007	700,000	711,686
Miller (Herman), Inc. 7.125% 03/15/2011	525,000	548,569
Newell Rubbermaid, Inc. 4.000% 05/01/2010	290,000	278,118
		2,331,035
Industrial – Diversified — 0.6%
American Standard, Inc. 7.375% 02/01/2008	852,000	866,132
American Standard, Inc. 7.625% 02/15/2010	100,000	105,426
Carlisle Companies, Inc. 7.250% 01/15/2007	775,000	776,378
Leucadia National Corp. 7.000% 08/15/2013	385,000	387,406
Leucadia National Corp. 7.750% 08/15/2013	300,000	313,500
Tyco International Group SA 6.000% 11/15/2013	500,000	519,090
		2,967,932

	Principal Amount	Market Value
Lodging — 0.6%
Harrahs Operating Co., Inc. 6.500% 06/01/2016	$425,000	$374,073
Hilton Hotels Corp. 7.200% 12/15/2009	85,000	87,550
Hilton Hotels Corp. 7.625% 05/15/2008	130,000	132,762
Hilton Hotels Corp. 7.950% 04/15/2007	160,000	161,000
Marriot International 6.200% 06/15/2016	1,225,000	1,237,259
MGM Mirage 6.750% 09/01/2012	230,000	223,100
MGM Mirage 6.750% 04/01/2013	395,000	383,150
Station Casinos, Inc. 6.625% 03/15/2018	525,000	465,938
		3,064,832
Manufacturing — 0.0%
Elgin National Industries, Inc., Series B 11.000% 11/01/2007	125,000	123,438
Medical Supplies — 0.6%
Bausch & Lomb, Inc. 6.950% 11/15/2007	135,000	135,264
Boston Scientific Corp. 6.400% 06/15/2016	1,225,000	1,244,206
Millipore Corp. 7.500% 04/01/2007	500,000	503,011
Thermo Electron Corp. 7.625% 10/30/2008	1,110,000	1,154,549
		3,037,030
Metals & Mining — 0.2%
Codelco, Inc(a) 6.150% 10/24/2036	465,000	476,606
Massey Energy Co. 6.875% 12/15/2013	225,000	210,938
Trimas Corp. 9.875% 06/15/2012	360,000	339,300
		1,026,844
Prepackaged Software — 0.1%
Sungard Data Systems, Inc. 4.875% 01/15/2014	300,000	258,000
Real Estate — 0.2%
EOP Operating LP 6.750% 02/15/2008	545,000	553,524
First Industrial LP 7.600% 05/15/2007	175,000	176,837
		730,361

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Restaurants — 0.5%
Aramark Services, Inc. 6.375% 02/15/2008	$105,000	$105,236
Aramark Services, Inc. 7.100% 12/01/2006	1,500,000	1,501,044
Sbarro, Inc.(b) 11.000% 09/15/2009	625,000	635,938
		2,242,218
Retail — 0.3%
Fred Meyer, Inc. 7.450% 03/01/2008	750,000	768,623
J.C. Penney Co., Inc. 7.950% 04/01/2017	140,000	160,199
The May Department Stores Co. 3.950% 07/15/2007	260,000	256,746
Neiman-Marcus Group, Inc.(b) 10.375% 10/15/2015	325,000	355,469
		1,541,037
Retail – Grocery — 0.1%
Albertson's, Inc. 7.500% 02/15/2011	250,000	259,483
Telephone Utilities — 1.1%
Cincinnati Bell, Inc.(b) 8.375% 01/15/2014	350,000	357,000
Embarq Corp. 7.082% 06/01/2016	670,000	685,548
Nextel Communications 7.375% 08/01/2015	300,000	309,812
NTL Cable PLC 9.125% 08/15/2016	475,000	499,344
Qwest Communications International, Inc. 7.250% 02/15/2011	150,000	152,250
Qwest Corp. 8.875% 03/15/2012	70,000	77,000
Rogers Wireless Communications, Inc. 7.500% 03/15/2015	35,000	37,363
SBC Communications, Inc. 6.125% 02/15/2008	372,000	375,323
SBC Communications, Inc. 6.150% 09/15/2034	750,000	749,932
Sprint Capital Corp. 6.125% 11/15/2008	1,440,000	1,462,111
Verizon Virginia, Inc., Series A 4.625% 03/15/2013	610,000	572,008
		5,277,691

	Principal Amount	Market Value
Transportation — 1.2%
Burlington Northern Santa Fe Corp. 6.750% 03/15/2029	$490,000	$544,580
Burlington Northern Santa Fe Corp. 7.875% 04/15/2007	750,000	757,718
CNF, Inc. 8.875% 05/01/2010	85,000	93,329
CSX Corp. 6.250% 10/15/2008	250,000	254,525
CSX Corp. 7.450% 05/01/2007	634,000	640,006
Norfolk Southern Corp. 6.000% 04/30/2008	375,000	378,452
Quality Distribution LLC/QD Capital Corp. 9.000% 11/15/2010	135,000	130,444
Quality Distribution LLC/QD Capital Corp. 9.874% 01/15/2012	270,000	273,713
Stanadyne Corp. 10.000% 08/15/2014	450,000	459,000
TTX Co.(a) 4.500% 12/15/2010	1,000,000	950,436
Union Pacific Corp. 7.375% 09/15/2009	750,000	791,639
Union Pacific Corp., Series E MTN 6.790% 11/09/2007	500,000	505,197
		5,779,039
Travel — 0.0%
Sabre Holdings Corp. 6.350% 03/15/2016	200,000	198,868
TOTAL CORPORATE DEBT (Cost $160,570,848)		159,998,525
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.3%
Financial Services
Collateralized Mortgage Obligations
ABN AMRO Mortgage Corp., Series 2003-12, Class 1A 5.000% 12/25/2033	687,792	658,552
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 4.551% 08/25/2034	391,977	386,679
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-5, Class IIA 4.011% 07/25/2034	1,269,220	1,240,816

	Principal Amount	Market Value
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 5.652% 09/25/2033	$190,864	$190,690
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 4.142% 02/25/2034	182,278	181,363
CS First Boston Mortgage Securities Corp., Series 2003-7, Class 1A24 4.500% 02/25/2033	91,617	91,278
CS First Boston Mortgage Securities Corp., Series 2004-C1, Class A1 2.254% 01/15/2037	197,364	193,995
First Nationwide Trust, Series 2001-5, Class A1 6.750% 10/21/2031	256,315	254,299
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 4.562% 08/25/2034	375,563	385,763
IndyMac Bancorp, Inc. Mortgage Loan Trust, Series 2004-AR4, Class 1A 4.505% 08/25/2034	617,835	619,277
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A6 3.786% 11/21/2034	2,975,000	2,871,253
MASTR Asset Securitization Trust, Series 2003-12, Class 6A1 5.000% 12/25/2033	1,090,477	1,044,066
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA 6.338% 07/25/2033	89,129	89,118
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA 4.283% 02/25/2034	95,959	97,129
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IIA2 4.590% 02/25/2034	891,226	880,268
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A 5.627% 02/25/2034	22,137	22,456

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A 5.037% 03/25/2034	$262,633	$267,421
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 5.600% 06/25/2032	131,008	130,526
Structured Asset Securities Corp., Series 2003-30, Class 1A1 5.500% 10/25/2033	223,603	218,264
Structured Asset Securities Corp., Series 2003-7H, Class A1II 6.500% 03/25/2033	690,333	695,934
Terwin Mortgage Trust, Series 2006-10SL, Class A2 5.000% 10/31/2036	3,150,000	3,117,517
Vendee Mortgage Trust, Series 1992-1, Class 2Z 7.750% 05/15/2022	50,792	53,607
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A 7.000% 03/25/2034	394,548	398,644
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA4, Class 2A 6.500% 08/25/2034	223,673	225,991
Washington Mutual, Inc., Series 2003-S11, Class A1 5.000% 11/25/2033	955,987	915,357
Washington Mutual, Inc., Series 2004-AR14, Class A1 4.264% 01/25/2035	1,623,161	1,592,457
Washington Mutual, Inc., Series 2004-AR2, Class A 6.064% 04/25/2044	504,841	510,134
Wells Fargo Mortgage Backed Securities Trust, Series 2004-P, Class 2A1 4.222% 09/25/2034	1,013,666	1,000,420
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1 4.576% 12/25/2034	1,360,038	1,342,266

	Principal Amount	Market Value
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A2 4.109% 06/25/2035	$1,489,126	$1,458,298
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $21,345,189)		21,133,838
SOVEREIGN DEBT OBLIGATIONS — 0.6%
Province of Ontario 4.750% 01/19/2016	1,525,000	1,501,663
United Mexican States 5.625% 01/15/2017	1,255,000	1,254,373
United Mexican States 8.375% 01/14/2011	100,000	111,900
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $2,825,937)		2,867,936
U.S. GOVERNMENT AGENCY OBLIGATIONS — 29.4%
Federal Home Loan Mortgage Corporation (FHLMC) — 5.0%
Collateralized Mortgage Obligations — 0.0%
FHLMC, Series 2178, Class PB 7.000% 08/15/2029	128,263	131,633
Pass-Through Securities — 5.0%
FHLMC 4.000% 12/15/2009	7,500,000	7,316,626
FHLMC 5.000% 11/01/2018- 01/01/2020	2,250,268	2,219,089
FHLMC 5.500% 06/01/2017- 11/01/2031	15,026,347	15,042,680
FHLMC 6.000% 04/01/2017- 02/01/2018	55,273	56,186
FHLMC 7.000% 09/01/2031	13,761	14,177
FHLMC 7.500% 09/01/2024- 02/01/2030	85,946	89,616
Total Pass-Through Securities		24,738,374
		24,870,007

	Principal Amount	Market Value
Federal National Mortgage Association (FNMA) — 24.4%
Pass-Through Securities
FNMA(b) 3.875% 02/15/2010	$7,300,000	$7,086,674
FNMA 4.500% 09/01/2018- 03/01/2021	9,403,144	9,095,668
FNMA 5.000% 03/01/2018- 09/01/2035	11,129,216	10,802,056
FNMA 5.500% 03/01/2017- 05/01/2036	40,330,442	39,992,177
FNMA 6.420% 11/01/2008	28,732	29,324
FNMA 6.500% 07/01/2016	26,718	27,265
FNMA 7.500% 04/01/2031- 06/01/2031	64,092	66,420
FNMA TBA(c) 5.000% 11/01/2036	24,500,000	23,657,813
FNMA TBA(c) 5.500% 11/01/2036	29,887,000	29,534,426
Total Pass-Through Securities		120,291,823
Government National Mortgage Association (GNMA) — 0.0%
Pass-Through Securities
GNMA 7.000% 10/15/2027- 08/15/2032	185,492	192,774
GNMA 8.000% 08/15/2026- 03/15/2027	31,702	33,601
Total Pass-Through Securities		226,375
Other Agencies — 0.0%
Pass-Through Securities
New Valley Generation IV, TVA 4.687% 01/15/2022	94,141	91,701
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $145,662,255)		145,479,906
U.S. TREASURY OBLIGATIONS — 27.0%
U.S. Treasury Bonds — 12.0%
U.S. Treasury Bond(b) 3.000% 11/15/2007	10,495,000	10,294,939

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
U.S. Treasury Bond(b) (d) (e) 6.125% 08/15/2029	$31,135,000	$36,875,516
U.S. Treasury Bond 7.125% 02/15/2023	1,500,000	1,888,125
U.S. Treasury Inflation Index 2.500% 07/15/2016	4,896,463	4,966,085
US Treasury N/B 4.875% 08/15/2016	5,135,000	5,241,710
		59,266,375
U.S. Treasury Notes — 15.0%
U.S. Treasury Inflation Index 3.875% 01/15/2009	5,718,766	5,841,183
U.S. Treasury Note(b) 3.375% 10/15/2009	7,350,000	7,101,938
U.S. Treasury Note(b) 3.875% 05/15/2010	29,550,000	28,880,509
U.S. Treasury Note(b) 3.875% 07/15/2010	5,305,000	5,180,664
U.S. Treasury Note(b) 4.000% 02/15/2015	10,825,000	10,383,544
U.S. Treasury Note(b) 5.000% 07/31/2008	16,440,000	16,508,071
		73,895,909
TOTAL U.S. TREASURY OBLIGATIONS (Cost $132,166,948)		133,162,284
TOTAL BONDS & NOTES (Cost $465,263,833)		465,300,756
OPTIONS — 0.1%
Bear Stearns Co., Inc. Floor, Expires 10/01/2014	5,000,000	65,160
Goldman Swaption, Expires 4/14/2008, Strike 5.61	7,800,000	235,447
Goldman Swaption, Expires 4/14/2008, Strike 5.61%	7,800,000	235,448
TOTAL OPTIONS (Cost $592,720)		536,055
TOTAL LONG TERM INVESTMENTS (Cost $465,994,794)		465,917,361
SHORT-TERM INVESTMENTS — 39.1%
Cash Equivalents — 20.7%(g)
Abbey National PLC Eurodollar Time Deposit 5.270% 11/16/2006	4,598,690	4,598,690

	Principal Amount	Market Value
Abbey National PLC Eurodollar Time Deposit 5.280% 12/01/2006	$2,720,888	$2,720,888
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	958,059	958,059
American Beacon Money Market Fund(f)	1,805,500	1,805,500
ANZ Banking Group Ltd. Eurodollar Time Deposit 5.280% 12/19/2006	1,916,118	1,916,118
Banco Santander Central Hispano SA Commercial Paper 5.275% 11/14/2006	958,059	958,059
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	3,640,625	3,640,625
Bank of America 5.270% 11/10/2006	1,916,118	1,916,118
Bank of America 5.300% 11/20/2006	574,835	574,835
Bank of America 5.310% 03/08/2007	1,916,118	1,916,118
Bank of Montreal Eurodollar Time Deposit 5.280% 12/04/2006	3,640,625	3,640,625
Bank of Nova Scotia Eurodollar Time Deposit 5.270% 11/13/2006	766,447	766,447
Barclays Eurodollar Time Deposit 5.300% 11/03/2006	766,447	766,447
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	1,916,118	1,916,118
Barclays Eurodollar Time Deposit 5.305% 11/21/2006	2,874,177	2,874,177
BGI Institutional Money Market Fund(f)	2,874,177	2,874,177
BNP Paribas Eurodollar Time Deposit 5.280% 12/12/2006	2,107,730	2,107,730
BNP Paribas Eurodollar Time Deposit 5.280% 12/15/2006	2,874,177	2,874,177
Calyon Eurodollar Time Deposit 5.250% 11/06/2006	2,874,177	2,874,177
Calyon Eurodollar Time Deposit 5.280% 12/01/2006	1,916,118	1,916,118

	Principal Amount	Market Value
Calyon Eurodollar Time Deposit 5.310% 11/01/2006	$3,832,236	$3,832,236
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.280% 11/29/2006	2,759,210	2,759,210
Dreyfus Cash Management Plus Money Market Fund(f)	616,419	616,419
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	320,927	320,927
Federal Home Loan Bank Discount Note 5.150% 12/27/2006	500,016	500,016
First Tennessee National Corporation Eurodollar Time Deposit 5.290% 12/18/2006	1,916,118	1,916,118
Fortis Bank Eurodollar Time Deposit 5.260% 11/07/2006	3,257,401	3,257,401
Fortis Bank Eurodollar Time Deposit 5.260% 11/09/2006	1,149,671	1,149,671
Fortis Bank Eurodollar Time Deposit 5.300% 11/20/2006	2,299,342	2,299,342
Freddie Mac Discount Note 5.138% 12/22/2006	264,680	264,680
General Electric Capital Corp. Commercial Paper 5.265% 11/22/2006	1,916,118	1,916,118
General Electric Capital Corp. Commercial Paper 5.285% 11/03/2006	2,849,028	2,849,028
Goldman Sachs Financial Square Prime Obligations Money Market Fund(f)	1,944,408	1,944,408
Harris NA Eurodollar Time Deposit 5.280% 11/22/2006	2,874,177	2,874,177
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	2,682,566	2,682,566
National Australia Bank Eurodollar Time Deposit 5.290% 11/01/2006	4,433,898	4,433,898
Royal Bank of Canada Eurodollar Time Deposit 5.300% 11/17/2006	3,832,236	3,832,236

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	$1,532,895	$1,532,895
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 12/11/2006	1,724,506	1,724,506
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.300% 11/20/2006	1,724,506	1,724,506
Societe Generale Eurodollar Time Deposit 5.270% 11/02/2006	3,832,236	3,832,236
Societe Generale Eurodollar Time Deposit 5.280% 11/01/2006	766,447	766,447
Societe Generale Eurodollar Time Deposit 5.280% 12/04/2006	2,874,177	2,874,177
Standard Chartered Bank Eurodollar Time Deposit 5.280% 11/30/2006	1,916,118	1,916,118
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 11/01/2006	3,332,078	3,332,078
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 12/11/2006	958,059	958,059
UBS AG Eurodollar Term 5.300% 01/04/2007	2,299,342	2,299,342
		102,024,018
Commercial Paper — 18.4%
Cadbury Schweppes Finance PLC 5.310% 11/06/2006	1,500,000	1,498,894
Cadbury Schweppes Finance PLC 5.330% 11/01/2006	7,567,000	7,567,000
CBA (Delaware) Finance, Inc. 5.260% 11/06/2006	5,517,000	5,512,970
CVS Corp. 5.310% 11/15/2006	4,270,000	4,261,183
DaimlerChrysler NA Holding Corp. 5.340% 11/07/2006	6,803,000	6,796,945
Dominion Resources 5.310% 11/03/2006	3,687,000	3,685,912
Fortune Brands, Inc. 5.310% 11/10/2006	1,225,000	1,223,374
Fortune Brands, Inc. 5.320% 11/10/2006	2,940,000	2,936,090

	Principal Amount	Market Value
General Mills, Inc. 5.270% 11/09/2006	$1,500,000	$1,498,243
General Mills, Inc. 5.300% 11/16/2006	7,000,000	6,984,542
John Deere Capital Co. 5.290% 11/14/2006	6,665,000	6,652,268
Motorola, Inc. 5.270% 11/08/2006	5,695,000	5,689,164
Pearson, Inc. 5.310% 11/13/2006	4,318,000	4,310,357
Public Service Co. of Colorado 5.310% 11/20/2006	7,288,000	7,267,575
South Carolina Electric & Gas 5.300% 11/30/2006	5,875,000	5,849,917
Southern Power Company 5.320% 11/21/2006	4,462,000	4,448,812
Textron Financial 5.290% 11/02/2006	4,937,000	4,936,275
Time Warner, Inc. 5.340% 11/17/2006	5,780,000	5,766,282
Whirlpool Corp. 5.300% 11/09/2006	3,870,000	3,865,442
		90,751,245
TOTAL SHORT-TERM INVESTMENTS (Cost $192,775,263)		192,775,263
TOTAL INVESTMENTS — 133.4% (Cost $658,770,057)(h)		658,692,624
Other Assets/ (Liabilities) — (33.4%)		(164,955,894)
NET ASSETS — 100.0%		$493,736,730

Notes to Portfolio of Investments

MTN - Medium Term Note

REIT - Real Estate Investment Trust

TBA - To be announced

(a)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities amounted to a value of $16,315,713 or 3.3% of net assets.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  A portion of this security is purchased on a forward commitment basis. (Note 2).

(d)  All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).

(e)  This security is held as collateral for open futures contracts. (Note 2).

(f)  Amount represents shares owned of the fund.

(g)  Represents investments of security lending collateral. (Note 2).

(h)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments

October 31, 2006

	Number of Shares	Market Value
EQUITIES — 0.9%
COMMON STOCK — 0.5%
Banking, Savings & Loans — 0.1%
Beverly Hills Bancorp, Inc.	20,900	$175,351
London Stock Exchange	2,320	-
		175,351
Broadcasting, Publishing & Printing — 0.1%
Liberty Global, Inc. Cl. A(a)	4,425	116,112
Liberty Global, Inc. Cl. C(a)	4,487	114,105
		230,217
Chemicals — 0.0%
Kaiser Aluminum & Chemical Corp.(d)	168,000	7,735
Communications — 0.3%
Loral Space & Communications(a)	4,808	139,624
NTL, Inc.	24,168	653,261
		792,885
Electric Utilities — 0.0%
Mirant Corp.(a)	488	14,430
Energy — 0.0%
El Paso Corp.	5,800	79,460
Financial Services — 0.0%
Morgan Stanley(b)	645	49,297
Home Construction, Furnishings & Appliances — 0.0%
Walter Industries, Inc.(b)	2,200	102,278
Metals & Mining — 0.0%
Kaiser Aluminum Corp.(a)	494	23,465
Mittal Steel Co Nv	1	43
		23,508
Pharmaceuticals — 0.0%
Charles River Laboratories International, Inc.(a)	1,700	72,964
TOTAL COMMON STOCK (Cost $1,623,912)		1,548,125

	Number of Shares	Market Value
PREFERRED STOCK — 0.4%
Broadcasting, Publishing & Printing — 0.1%
Ion Media Networks Inc.	17	$134,300
Electrical Equipment & Electronics — 0.1%
Loral Skynet Corp.(b)	678	137,634
Financial Services — 0.2%
Pennsylvania Real Estate Investment Trust	2,000	111,100
Sovereign Real Estate Investment Corp. REIT(c)	200	280,000
		391,100
TOTAL PREFERRED STOCK (Cost $562,403)		663,034
TOTAL EQUITIES (Cost $2,186,315)		2,211,159
WARRANTS — 0.0%
Financial Services
Mirant Americas Generation, Inc.(a)	86,000	-
Orion Network Systems, Inc. Escrow(a)	446,000	4,460
		4,460
TOTAL WARRANTS (Cost $0)		4,460
	Principal Amount
BONDS & NOTES — 95.2%
ASSET BACKED SECURITIES — 1.3%
Financial Services — 1.3%
BMW Vehicle Owner Trust, Series 2006-A, Class A2 5.300% 05/26/2009	$140,000	140,014
Capital Auto Receivables Asset Trust, Series 2004-2, Class A3 3.580% 01/15/2009	180,000	177,384
Capital One Prime Auto Receivables Trust, Series 2005-1, Class A2 4.240% 11/15/2007	19,987	19,975

	Principal Amount	Market Value
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-2, Class 2A2 5.610% 02/25/2033	$96,659	$96,719
Chase Manhattan Auto Owner Trust, Series 2005-A, Class A2 3.720% 12/15/2007	22,069	22,043
Consumer Credit Reference IDX Securities Program, Series 2002-2A, Class FX(c) 10.421% 03/22/2007	559,000	566,574
Countrywide Asset Backed Certificates, Series 2005-17, Class 1AF1 5.520% 05/25/2036	92,574	92,624
Countrywide Asset-Backed Certificates, Series 2005-10, Class AF1 5.484% 02/25/2036	115,904	115,922
Countrywide Asset-Backed Certificates, Series 2005-16, Class 2AT2 5.382% 05/25/2036	70,000	69,868
Countrywide Asset-Backed Certificates, Series 2005-17, Class 1AF2 5.363% 05/25/2036	50,000	49,880
Countrywide Asset-Backed Certificates, Series 2005-7, Class AF1B 4.317% 06/28/2035	3,692	3,677
Daimler Chrysler Auto Trust, Series 2006-C, Class A2 5.250% 05/08/2009	240,000	239,775

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
First Franklin Mortage Asset Backed Certificates, Series 2005-FF10, Class A3 5.540% 11/25/2035	$280,000	$280,112
First Franklin Mortage Asset Backed Certificates, Series 2006-FF5, Class 2A1 5.380% 04/25/2036	84,642	84,647
Ford Credit Auto Owner Trust, Series 2005-A, Class A3 3.480% 11/15/2008	87,361	86,611
Goldman Sachs Asset Management CBO Ltd., Series 1A, Class D(c) 12.540% 06/13/2011	252,970	3,794
Green Tree Financial Corp., Series 1997-5, Class M1 6.950% 05/15/2029	186,000	166,197
GS Auto Loan Trust, Series 2005-1, Class A2 4.320% 05/15/2008	151,181	150,886
Honda Auto Receivables Owner Trust, Series 2005-3, Class A2 3.730% 10/18/2007	28,689	28,653
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Class A3 5.424% 08/25/2036	180,000	179,999
Mirant Mid-Atlantic LLC, Series 2001, Class A 8.625% 06/30/2012	148,333	157,604
Morgan Stanley ABS Capital I, Series 2005-WMC6, Class A2B 5.580% 07/25/2035	90,000	90,127
SSB RV Trust, Series 2001-1, Class B 6.640% 04/15/2018	93,000	94,598
TOTAL ASSET BACKED SECURITIES (Cost $3,000,508)		2,917,683

	Principal Amount	Market Value
CORPORATE DEBT — 35.8%
Advertising — 0.2%
Lamar Media Corp. 6.625% 08/15/2015	$239,000	$230,037
Vertis, Inc. 9.750% 04/01/2009	284,000	290,035
		520,072
Aerospace & Defense — 0.2%
Alliant Techsystems, Inc. 6.750% 04/01/2016	225,000	223,312
BE Aerospace, Inc.(b) 8.875% 05/01/2011	71,000	74,017
DRS Technologies, Inc. 6.625% 02/01/2016	100,000	99,000
DRS Technologies, Inc. 7.625% 02/01/2018	45,000	46,012
		442,341
Air Transportation — 0.0%
ATA Holdings Corp.(e) 14.000% 02/01/2009	382,000	15,280
PHI, Inc.(c) 7.125% 04/15/2013	75,000	70,875
		86,155
Apparel, Textiles & Shoes — 0.3%
Collins & Aikman Floor Cover Co. 9.750% 02/15/2010	171,000	174,420
INVISTA(c) 9.250% 05/01/2012	220,000	233,750
Levi Strauss & Co. 9.750% 01/15/2015	250,000	265,000
Quiksilver, Inc. 6.875% 04/15/2015	100,000	96,250
		769,420
Automotive & Parts — 0.7%
Asbury Automotive Group, Inc. 9.000% 06/15/2012	220,000	227,700
Ford Motor Co.(b) 7.450% 07/16/2031	100,000	78,375
General Motors Corp. 7.200% 01/15/2011	200,000	186,500
General Motors Corp.(b) 8.375% 07/15/2033	100,000	89,000
The Goodyear Tire & Rubber Co. 7.857% 08/15/2011	219,000	211,882
The Goodyear Tire & Rubber Co. 9.000% 07/01/2015	190,000	192,137

	Principal Amount	Market Value
Tenneco Automotive, Inc.(b) 8.625% 11/15/2014	$249,000	$250,867
Tenneco Automotive, Inc. 10.250% 07/15/2013	16,000	17,520
TRW Automotive, Inc. 9.375% 02/15/2013	73,000	78,201
Visteon Corp. 7.000% 03/10/2014	75,000	66,516
Visteon Corp.(b) 8.250% 08/01/2010	350,000	334,250
		1,732,948
Banking, Savings & Loans — 4.8%
Ace Cash Expenses Inc.(c) 10.250% 10/01/2014	20,000	20,100
Banco Credito Del Peru(c) 6.950% 11/07/2021	175,000	175,000
Banco Hipotecario SA(c) 9.750% 04/27/2016	330,000	341,550
Bank Plus Corp. 12.000% 07/18/2007	155,000	167,400
Bankunited Capital Trust Preferred 10.250% 12/31/2026	375,000	394,687
Barclays Bank PLC RUB(f) 0.000% 08/18/2008	132,000,000	4,472,538
Cat-Mex Ltd.(c) 7.754% 05/18/2009	250,000	249,975
Cs International (Exim of Ukraine) 8.400% 02/09/2016	480,000	485,424
Di Finance/Dyncorp International, Series B 9.500% 02/15/2013	141,000	146,640
Hbos Treasury Services PLC 4.375% 07/13/2016	160,000	209,584
HSBC Bank PLC 0.000% 01/12/2010	800,000	428,000
HSBK Europe BV(c) 7.750% 05/13/2013	40,000	41,350
ING Bank NV UAH(c) (f) 11.890% 12/30/2009	290,000	68,453
Inter-American Development Bank BRL(f) 0.000% 12/08/2009	250,000	117,574
Ipayment Inc.(c) 9.750% 05/15/2014	55,000	56,512
JP Morgan Chase Bank(c) 0.000% 11/30/2012	367,142	278,771

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
JP Morgan Chase Bank 0.000% 01/05/2016	$1,979,004	$756,771
JP Morgan Jersey, Ltd., Series G MTN BRL(f) 0.000% 01/02/2015	2,170,000	364,228
JSG Funding PLC 7.750% 04/01/2015	90,000	84,825
JSG Funding PLC 9.625% 10/01/2012	119,000	125,991
Kuznetski Capital for Bank of Moscow(c) 7.375% 11/26/2010	485,000	499,550
RSHB Captal (Russ AG Bk)(c) 7.175% 05/16/2013	540,000	569,025
Skynet Corp.(a) (b) 14.000% 10/15/2015	77,000	89,705
UBS Luxembourg SA 6.230% 02/11/2015	690,000	697,279
Vanguard Health(b) 11.250% 10/01/2015	400,000	291,000
Ventas Realty LP Capital Corp. 6.750% 04/01/2017	60,000	60,450
		11,192,382
Beverages — 0.1%
Constellation Brands, Inc. 7.250% 09/01/2016	55,000	55,894
Constellation Brands, Inc. 8.125% 01/15/2012	75,000	77,812
		133,706
Broadcasting, Publishing & Printing — 2.9%
Adelphia Communications Corp.(e) 8.125% 07/15/2033	80,000	62,200
Adelphia Communications Corp.(e) 8.375% 02/01/2008	164,000	127,510
Adelphia Communications Corp.(e) 10.250% 06/15/2011	100,000	80,750
Adelphia Communications Corp., Series B(e) 9.250% 10/01/2032	235,000	180,950
Allbritton Communications Co. 7.750% 12/15/2012	204,000	205,020

	Principal Amount	Market Value
American Media Operations, Inc. 10.250% 05/01/2009	$150,000	$142,500
Block Communications, Inc.(c) 8.250% 12/15/2015	90,000	88,650
CCH II LLC 10.250% 09/15/2010	250,000	258,125
CCH II LLC/Charter Communications Holdings II Series B 10.250% 09/15/2010	180,000	185,400
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.(c) 8.375% 04/30/2014	121,000	124,327
CSC Holdings, Inc. 7.625% 04/01/2011	156,000	157,365
CSC Holdings, Inc. 7.625% 07/15/2018	200,000	197,000
Dex Media Inc. 0.000% 11/15/2013	200,000	174,250
Dex Media, Inc. 8.000% 11/15/2013	167,000	168,879
Echostar DBS Corp.(c) 7.000% 10/01/2013	70,000	69,387
Entercom Radio LLC/ Entercom Capital, Inc. 7.625% 03/01/2014	75,000	73,875
Granite Broadcasting Corp.(b) 9.750% 12/01/2010	117,000	109,102
Lin Television Corp. 6.500% 05/15/2013	122,000	115,747
Mediacom Broadband LLC(c) 8.500% 10/15/2015	165,000	164,794
Mediacom Broadband LLC 8.500% 10/15/2015	75,000	74,906
Medianews Group, Inc. 6.375% 04/01/2014	100,000	88,125
Medianews Group, Inc. 6.875% 10/01/2013	375,000	348,281
Nielsen Finance LLC Co.(c) 10.000% 08/01/2014	245,000	255,412
Nielsen Finance LLC Co.(c) 12.500% 08/01/2016	180,000	110,700

	Principal Amount	Market Value
Paxson Communications(c) 11.624% 01/15/2013	$165,000	$165,206
Primedia, Inc. 8.000% 05/15/2013	183,000	170,647
Primedia, Inc. 8.875% 05/15/2011	200,000	198,500
Radio One, Inc. 8.875% 07/01/2011	108,000	110,970
RH Donnelley Corp. 6.875% 01/15/2013	200,000	188,250
RH Donnelley Corp. 6.875% 01/15/2013	370,000	348,262
RH Donnelley Corp. 6.875% 01/15/2013	395,000	371,794
RH Donnelley Corp. 8.875% 01/15/2016	570,000	587,812
Shaw Communications, Inc. Series B CAD(f) 8.540% 09/30/2027	543,000	513,566
Sinclair Broadcast Group, Inc. 8.000% 03/15/2012	425,000	437,750
Sirius Satellite Radio 9.625% 08/01/2013	60,000	58,500
XM Satellite Radio, Inc.(b) 9.750% 05/01/2014	90,000	85,500
		6,800,012
Building Materials & Construction — 0.1%
Nortek, Inc. 8.500% 09/01/2014	200,000	191,000
Omnicare, Inc. 6.750% 12/15/2013	50,000	49,000
Omnicare, Inc. 6.875% 12/15/2015	65,000	63,700
		303,700
Chemicals — 1.4%
ALROSA Finance SA(c) 8.875% 11/17/2014	700,000	803,250
ALROSA Finance SA, Series Reg S 8.875% 11/17/2014	300,000	343,950
Berry Plastics Holding Corp.(c) 8.875% 09/15/2014	80,000	80,800
Berry Plastics Holding Corp.(c) 9.265% 09/15/2014	80,000	80,900
Church & Dwight Co., Inc. 6.000% 12/15/2012	150,000	143,437

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Equistar Chemicals, LP/ Equistar Funding Corp. 8.750% 02/15/2009	$206,000	$214,240
Equistar Chemicals, LP/ Equistar Funding Corp. 10.625% 05/01/2011	99,000	105,930
Georgia Gulf Corp. -(b) (c) 10.750% 10/15/2016	165,000	161,287
Graham Packaging Co.(b) 9.875% 10/15/2014	386,000	386,965
Huntsman International LLC 7.875% 11/15/2014	30,000	30,000
Huntsman International LLC(b) (c) 8.375% 01/01/2015	109,000	107,637
Huntsman International LLC 10.125% 07/01/2009	166,000	168,490
Huntsman International LLC 11.500% 07/15/2012	71,000	80,407
Ineos Group Holdings PLC(b) (c) 8.500% 02/15/2016	120,000	115,500
Innophos, Inc. 8.875% 08/15/2014	50,000	49,875
Lyondell Chemical Co. 8.000% 09/15/2014	155,000	158,487
Lyondell Chemical Co. 8.250% 09/15/2016	80,000	82,400
Lyondell Chemical Co. 10.500% 06/01/2013	75,000	82,500
Rhodia SA 10.250% 06/01/2010	31,000	35,107
		3,231,162
Commercial Services — 1.4%
Allied Waste NA Series B 7.375% 04/15/2014	100,000	99,500
Allied Waste NA, Inc. 7.250% 03/15/2015	20,000	20,000
Allied Waste NA, Inc. 9.250% 09/01/2012	16,000	17,020
Ashtead Capital, Inc.(c) 9.000% 08/15/2016	55,000	57,887
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.(c) 7.750% 05/15/2016	60,000	58,650

	Principal Amount	Market Value
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.(c) 7.905% 05/15/2014	$25,000	$24,437
Cenveo Corp. 7.875% 12/01/2013	100,000	94,500
Corrections Corp. of America 6.250% 03/15/2013	125,000	121,875
Covalence Specialty Materials Corp.(c) 10.250% 03/01/2016	187,000	180,455
Education Management LLC(c) 10.250% 06/01/2016	200,000	207,500
FTI Consulting Inc.(c) 7.750% 10/01/2016	70,000	71,575
H&E Equipment Services(c) 8.375% 07/15/2016	60,000	61,950
Hanover Compressor Co. 8.625% 12/15/2010	200,000	208,000
Hertz Corp.(c) 8.875% 01/01/2014	105,000	109,725
Hertz Corp.(b) (c) 10.500% 01/01/2016	95,000	104,262
Inland Fiber Group LLC(e) 9.625% 11/15/2007	186,000	115,320
Iron Mountain, Inc. 7.750% 01/15/2015	68,000	69,020
Mobile Services Group, Inc.(c) 9.750% 08/01/2014	15,000	15,544
Quebecor World Capital Corp.(c) 8.750% 03/15/2016	60,000	57,450
Red Arrow International Leasing PLC RUB(f) 8.375% 06/30/2012	6,818,913	263,534
Red Arrow International Leasing PLC RUB(f) 11.000% 06/30/2012	5,638,217	215,968
Rent-A-Center, Inc. 7.500% 05/01/2010	100,000	99,750
Sgs International, Inc. 12.000% 12/15/2013	130,000	133,900
TDS Investor Corp.(c) 11.875% 09/01/2016	200,000	197,000
United Rentals North America, Inc.(b) 7.000% 02/15/2014	591,000	565,882

	Principal Amount	Market Value
Universal Compression, Inc. 7.250% 05/15/2010	$119,000	$119,744
Valor Telecommunications Enterprises LLC/ Finance Corp. 7.750% 02/15/2015	60,000	63,975
		3,354,423
Communications — 1.1%
American Tower Corp. 7.500% 05/01/2012	153,000	156,825
Cricket Communications, Inc.(c) 9.375% 11/01/2014	100,000	102,000
Echostar DBS Corp. 6.625% 10/01/2014	312,000	301,080
Echostar DBS Corp.(c) 7.125% 02/01/2016	100,000	97,750
Intelsat Subsidiary Holding Co. Ltd. 8.250% 01/15/2013	100,000	101,875
Intelsat Subsidiary Holding Co. Ltd. 8.875% 01/15/2015	140,000	145,250
L-3 Communications Corp. 5.875% 01/15/2015	149,000	144,157
L-3 Communications Corp. 6.125% 01/15/2014	100,000	98,500
L-3 Communications Corp. 6.375% 10/15/2015	185,000	182,225
Lucent Technologies, Inc. 6.450% 03/15/2029	601,000	537,895
PanAmSat Corp. 9.000% 08/15/2014	253,000	264,385
Time Warner Telecom Holdings, Inc. 9.250% 02/15/2014	440,000	464,200
		2,596,142
Computers & Information — 0.1%
Seagate Technology HDD Holdings Corp. 6.375% 10/01/2011	105,000	103,687
Seagate Technology HDD Holdings Corp. 6.800% 10/01/2016	30,000	29,625
		133,312

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Containers — 0.2%
Ball Corp. 6.625% 03/15/2018	$225,000	$220,781
Crown Americas, Inc. 7.750% 11/15/2015	205,000	210,381
		431,162
Cosmetics & Personal Care — 0.1%
Elizabeth Arden, Inc. 7.750% 01/15/2014	175,000	171,937
Electric Utilities — 1.8%
AES Corp.(c) 8.750% 05/15/2013	402,000	431,647
AES Domincana Energia(c) 11.000% 12/13/2015	180,000	185,850
AES Red Oak LLC, Series A 8.540% 11/30/2019	102,283	109,955
CMS Energy Corp. 8.500% 04/15/2011	93,000	100,905
Edison Mission Energy Corp.(b) (c) 7.500% 06/15/2013	60,000	61,650
Edison Mission Energy Corp.(b) (c) 7.750% 06/15/2016	85,000	87,762
Eletropaulo Metropolitana de Sao Paulo SA BRL(c) (f) 19.125% 06/28/2010	325,000	169,342
Midwest Generation LLC 8.750% 05/01/2034	309,000	334,106
Mirant Americas Generation, Inc. 8.300% 05/01/2011	600,000	607,500
Mirant Americas Generation, Inc. 9.125% 05/01/2031	100,000	103,500
National Power Corp.(c) 6.875% 11/02/2016	172,000	172,000
National Power Corp. 9.625% 05/15/2028	435,000	524,452
NRG Energy, Inc. 7.375% 02/01/2016	585,000	591,581
Reliant Energy, Inc. 9.250% 07/15/2010	148,000	153,180
Reliant Energy, Inc. 9.500% 07/15/2013	160,000	167,600
Sierra Pacific Resources 6.750% 08/15/2017	474,000	477,253
		4,278,283

	Principal Amount	Market Value
Electrical Equipment & Electronics — 0.6%
Advanced Micro Devices, Inc. 7.750% 11/01/2012	$178,000	$181,115
Amkor Technology, Inc. 7.750% 05/15/2013	250,000	220,625
Flextronics International Ltd. 6.250% 11/15/2014	294,000	286,650
NXP BV/NXP Funding LLC(c) 7.875% 10/15/2014	50,000	50,750
Sanmina-SCI Corp.(b) 6.750% 03/01/2013	60,000	56,400
Sanmina-SCI Corp. 8.125% 03/01/2016	155,000	152,481
Solectron Global Finance Ltd. 8.000% 03/15/2016	85,000	85,531
Spectrum Brands, Inc. 7.375% 02/01/2015	50,000	40,500
Stoneridge, Inc. 11.500% 05/01/2012	173,000	172,135
Ucar Finance, Inc. 10.250% 02/15/2012	89,000	93,561
		1,339,748
Energy — 3.1%
Atlas Pipeline Partners LP 8.125% 12/15/2015	65,000	66,300
Basic Energy Services 7.125% 04/15/2016	60,000	57,150
Berry Petroleum Co. 8.250% 11/01/2016	30,000	30,075
Chesapeake Energy Corp. 6.875% 01/15/2016	452,000	448,610
Clayton William Energy 7.750% 08/01/2013	25,000	23,062
Copano Energy LLC 8.125% 03/01/2016	40,000	40,700
Dynegy Holdings, Inc. 6.875% 04/01/2011	159,000	156,615
Dynegy Holdings, Inc. 8.375% 05/01/2016	220,000	226,050
Dynegy Holdings, Inc. 8.750% 02/15/2012	67,000	70,015
El Paso Corp. 7.875% 06/15/2012	263,000	274,177
El Paso Production Holding Co. 7.750% 06/01/2013	409,000	419,225
Forest Oil Corp. 7.750% 05/01/2014	130,000	130,650

	Principal Amount	Market Value
Frontier Oil Corp. 6.625% 10/01/2011	$100,000	$98,750
Gaz Capital SA(c) 8.625% 04/28/2034	725,000	922,562
Newfield Exploration Co. 6.625% 09/01/2014	400,000	393,500
Pemex Project Funding Master Trust 7.375% 12/15/2014	319,000	350,102
Pemex Project Funding Master Trust 8.500% 02/15/2008	129,000	133,773
Pemex Project Funding Master Trust 9.125% 10/13/2010	284,000	318,080
Pogo Producing Co.(c) 7.875% 05/01/2013	60,000	61,050
The Premcor Refining Group, Inc. 9.500% 02/01/2013	186,000	202,055
Quicksilver Resources, Inc. 7.125% 04/01/2016	225,000	212,625
Range Resources Corp. 6.375% 03/15/2015	60,000	57,600
Range Resources Corp. 7.500% 05/15/2016	225,000	227,250
RathGibson, Inc.(c) 11.250% 02/15/2014	60,000	62,400
Sonat, Inc. 7.625% 07/15/2011	172,000	178,020
Southern Natural Gas Co. 7.350% 02/15/2031	198,000	207,915
Southern Natural Gas Co. 8.000% 03/01/2032	168,000	188,422
Southern Natural Gas Co. 8.875% 03/15/2010	101,000	106,100
Stone Energy Corp. 6.750% 12/15/2014	250,000	238,750
Targa Resources, Inc.(c) 8.500% 11/01/2013	130,000	129,675
Tennessee Gas Pipeline Co. 7.500% 04/01/2017	374,000	398,215
Tesoro Corp. 6.250% 11/01/2012	95,000	92,625
Tesoro Corp.(c) 6.625% 11/01/2015	95,000	92,150
Transcont Gas Pipeline Corp. 6.400% 04/15/2016	85,000	84,575
Whiting Petroleum Corp. 7.250% 05/01/2012	200,000	198,000

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Williams Cos., Inc. 7.125% 09/01/2011	$188,000	$194,110
Williams Cos., Inc. 8.750% 03/15/2032	75,000	83,250
		7,174,183
Entertainment & Leisure — 1.4%
AMC Entertainment, Inc.(b) 9.500% 02/01/2011	163,000	163,611
American Casino & Entertainment Properties LLC 7.850% 02/01/2012	200,000	203,500
Caesars Entertainment, Inc. 7.875% 03/15/2010	161,000	164,622
Cinemark USA, Inc. 9.000% 02/01/2013	271,000	282,179
Cinemark, Inc. 0.000% 03/15/2014	171,000	139,151
Gaylord Entertainment Co. 8.000% 11/15/2013	200,000	203,500
Greektown Holdings(c) 10.750% 12/01/2013	195,000	206,212
Mohegan Tribal Gaming Authority 6.125% 02/15/2013	60,000	59,475
Mohegan Tribal Gaming Authority 6.375% 07/15/2009	123,000	122,692
Mohegan Tribal Gaming Authority(b) 6.875% 02/15/2015	185,000	183,612
Mohegan Tribal Gaming Authority 7.125% 08/15/2014	100,000	100,875
Mohegan Tribal Gaming Authority 8.000% 04/01/2012	100,000	104,250
Penn National Gaming, Inc. 6.750% 03/01/2015	60,000	58,500
Pinnacle Entertainment, Inc. 8.250% 03/15/2012	375,000	380,625
Pokagon Gaming Authority(c) 10.375% 06/15/2014	85,000	91,163
Six Flags, Inc. 8.875% 02/01/2010	24,000	23,280
Six Flags, Inc. 9.625% 06/01/2014	150,000	137,250

	Principal Amount	Market Value
Six Flags, Inc.(b) 9.750% 04/15/2013	$100,000	$92,500
Steinway Musical Instruments(c) 7.000% 03/01/2014	135,000	132,300
Trump Entertainment Resorts, Inc.(b) 8.500% 06/01/2015	350,000	342,563
		3,191,860
Financial Services — 6.8%
Aiolos Ltd. EUR(c) (f) 8.214% 04/08/2009	250,000	309,086
Atlantic & Western Re(c) 15.440% 11/15/2010	250,000	237,228
BCP Crystal Holdings Corp. 9.625% 06/15/2014	373,000	409,368
Calabash Re Ltd.(c) 13.900% 05/26/2009	250,000	253,400
Cascadia Ltd.(c) 8.515% 06/13/2008	250,000	246,250
CCM Merger, Inc.(c) 8.000% 08/01/2013	130,000	125,288
Champlain Ltd.(c) 18.239% 01/07/2009	250,000	245,000
Cloverie PLC, Series E MTN 9.640% 12/20/2010	200,000	201,900
Compton Petroleum Finance Corp. 7.625% 12/01/2013	190,000	180,025
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp. 10.50% 10/01/2014	90,000	75,600
Dex Media East LLC/ Dex Media East Finance Co. 9.875% 11/15/2009	160,000	168,200
Dex Media West LLC/ Dex Media Finance Co., Series B 8.500% 08/15/2010	91,000	94,299
Dex Media West LLC/ Dex Media Finance Co., Series B 9.875% 08/15/2013	160,000	173,800
Directv Holdings 6.375% 06/15/2015	150,000	143,625
Drewcat Capital Ltd. 25.999% 12/28/2006	260,000	265,954
E*TRADE Financial Corp. 7.375% 09/15/2013	136,000	139,740

	Principal Amount	Market Value
E*TRADE Financial Corp. 8.000% 06/15/2011	$105,000	$108,938
Emblem Finance Co. Ltd.(c) 9.390% 06/20/2010	340,000	345,610
Eurus Ltd.(c) 11.626% 04/08/2009	250,000	247,800
FelCor Lodging, LP REIT 8.500% 06/01/2011	201,000	214,568
Fhu-Jin Ltd.(c) 9.271% 08/03/2011	250,000	251,025
Ford Motor Credit Co. 5.625% 10/01/2008	250,000	240,369
Ford Motor Credit Co. 5.800% 01/12/2009	200,000	191,032
Ford Motor Credit Co. 7.375% 10/28/2009	600,000	584,023
Ford Motor Credit Co. 9.824% 04/15/2012	365,000	380,687
General Motors Acceptance Corp. 6.875% 09/15/2011	620,000	624,256
General Motors Acceptance Corp. 7.250% 03/02/2011	50,000	50,943
General Motors Acceptance Corp. 8.000% 11/01/2031	380,000	407,159
Hanover Equipment Trust, Class A 8.500% 09/01/2008	32,000	32,400
Host Hotels & Resorts, Inc. LP REIT 6.375% 03/15/2015	140,000	136,325
Inergy LP/Inergy Finance Corp. 8.250% 03/01/2016	40,000	41,500
Johor Corp., Series P3 MYR(f) 1.000% 07/31/2012	1,870,000	568,296
Level 3 Financing, Inc. 10.750% 10/15/2011	50,000	53,125
Majapahit Holding BV(c) 7.250% 10/17/2011	205,000	208,588
Majapahit Holding BV(c) 7.750% 10/17/2016	185,000	189,625
Marquee Holdings, Inc.(b) 0.000% 08/15/2014	300,000	234,750
Mediacom LLC/ Mediacom Capital Corp. 9.500% 01/15/2013	213,000	218,591

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Milacron Escrow Corp.(b) 11.500% 05/15/2011	$145,000	$139,744
Morgan Stanley(c) 14.400% 08/04/2016	616,000	675,752
National Gas Co.(c) 6.050% 01/15/2036	320,000	310,587
Nell AF SARL(b) (c) 8.375% 08/15/2015	195,000	197,925
Ocwen Capital Trust 1 10.875% 08/01/2027	196,000	206,780
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 6.250% 09/15/2015	25,000	24,594
Petroleum Export LLC/ Cayman SPV(c) 5.265% 06/15/2011	1,035,626	1,009,062
Province Del Neuquen(c) 8.656% 10/18/2014	220,000	225,500
Qwest Capital Funding, Inc. 7.250% 02/15/2011	100,000	101,250
Qwest Capital Funding, Inc.(b) 7.900% 08/15/2010	96,000	99,360
Rainbow National Services LLC(c) 8.750% 09/01/2012	101,000	106,176
RH Donnelley Finance Corp. I(c) 10.875% 12/15/2012	160,000	175,000
Salisbury International Invest(c) 9.524% 07/20/2011	200,000	200,000
Successor Euro Wind Ltd.(c) 10.640% 06/06/2008	250,000	247,250
Successor II Ltd.(c) 22.890% 06/06/2008	250,000	251,750
Successor Japan Quake(c) 9.640% 06/06/2008	440,000	441,980
Tengizchevroil Finance Co. SARL, Series A(c) 6.124% 11/15/2014	663,000	662,130
Tiers Trust/United States 0.000% 06/15/2097	525,000	191,625
Tronox Worldwide/Finance 9.500% 12/01/2012	35,000	36,138
Universal City Development Partners 11.750% 04/01/2010	142,000	153,005

	Principal Amount	Market Value
VTB Capital SA(c) 6.250% 06/30/2035	$950,000	$965,438
WMG Holdings Corp. 0.000% 12/15/2014	441,000	337,365
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 6.625% 12/01/2014	447,000	438,060
		15,794,844
Food Retailers — 0.0%
Supervalu Inc. 7.500% 11/15/2014	95,000	96,631
Foods — 0.4%
Del Monte Corp. 6.750% 02/15/2015	50,000	48,938
Del Monte Corp. 8.625% 12/15/2012	145,000	152,431
Dole Food Co., Inc. 8.625% 05/01/2009	71,000	69,491
Hines Nurseries, Inc.(b) 10.250% 10/01/2011	300,000	270,000
Nutro Products, Inc.(c) 10.750% 04/15/2014	95,000	102,125
Smithfield Foods, Inc. 7.000% 08/01/2011	100,000	100,875
Smithfield Foods, Inc. 7.625% 02/15/2008	114,000	115,853
		859,713
Forest Products & Paper — 1.0%
Abitibi-Consolidated, Inc.(b) 8.375% 04/01/2015	200,000	174,250
Abitibi-Consolidated, Inc. 8.550% 08/01/2010	100,000	96,125
Abitibi-Consolidated, Inc. 8.850% 08/01/2030	100,000	82,875
Associated Materials, Inc. 9.750% 04/15/2012	89,000	91,003
Boise Cascade LLC 7.125% 10/15/2014	123,000	115,928
Catalyst Paper Corp., Series D 8.625% 06/15/2011	200,000	200,000
Domtar, Inc. 7.125% 08/01/2015	100,000	95,500
Graphic Packaging International Corp. 8.500% 08/15/2011	312,000	320,580
Graphic Packaging International Corp.(b) 9.500% 08/15/2013	95,000	97,613

	Principal Amount	Market Value
Mercer International, Inc. 9.250% 02/15/2013	$60,000	$55,500
Playtex Products, Inc. 8.000% 03/01/2011	108,000	112,590
Playtex Products, Inc. 9.375% 06/01/2011	197,000	204,880
Smurfit-Stone Container Enterprises, Inc. 8.250% 10/01/2012	100,000	97,000
Solo Cup Co.(b) 8.500% 02/15/2014	217,000	183,365
Stone Container Corp. 8.375% 07/01/2012	30,000	29,250
Stone Container Corp. 9.750% 02/01/2011	253,000	260,906
Verso Paper Holdings LLC(c) 9.235% 08/01/2014	65,000	65,650
Verso Paper Holdings LLC(c) 11.375% 08/01/2016	65,000	65,975
		2,348,990
Healthcare — 0.6%
Ameripath, Inc. 10.500% 04/01/2013	104,000	111,800
Community Health Systems, Inc. 6.500% 12/15/2012	119,000	113,794
DaVita, Inc. 6.625% 03/15/2013	120,000	118,200
DaVita, Inc.(b) 7.250% 03/15/2015	100,000	99,500
HCA, Inc. 6.300% 10/01/2012	93,000	79,283
HCA, Inc. 6.375% 01/15/2015	202,000	161,600
Healthsouth Corp.(c) 10.750% 06/15/2016	145,000	148,625
Psychiatric Solutions, Inc. 7.750% 07/15/2015	60,000	59,400
Select Medical Corp. 7.625% 02/01/2015	320,000	268,000
Tenet Healthcare Corp. 6.375% 12/01/2011	148,000	130,240
Tenet Healthcare Corp. 9.875% 07/01/2014	91,000	89,066
Triad Hospitals, Inc. 7.000% 11/15/2013	50,000	48,625
		1,428,133

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Heavy Construction — 0.2%
Interline Brands, Inc. 8.125% 06/15/2014	$75,000	$76,688
K. Hovnanian Enterprises, Inc.(b) 8.875% 04/01/2012	97,000	97,000
NTK Holdings, Inc.(b) 0.000% 03/01/2014	395,000	270,575
WCI Communities, Inc.(b) 9.125% 05/01/2012	130,000	119,600
		563,863
Heavy Machinery — 0.1%
Case New Holland, Inc. 7.125% 03/01/2014	100,000	100,750
Douglas Dynamics LLC(c) 7.750% 01/15/2012	86,000	81,270
Goodman Global Holding Co., Inc.(b) 7.875% 12/15/2012	50,000	48,000
		230,020
Home Construction, Furnishings & Appliances — 0.4%
Beazer Homes USA, Inc. 8.375% 04/15/2012	246,000	251,535
DR Horton, Inc. 9.750% 09/15/2010	87,000	96,284
KB Home 8.625% 12/15/2008	76,000	79,096
Sealy Mattress Co. 8.250% 06/15/2014	71,000	73,663
Standard-Pacific Corp. 9.250% 04/15/2012	75,000	75,750
Toll Corp. 8.250% 12/01/2011	75,000	76,875
William Lyon Homes, Inc. 10.750% 04/01/2013	229,000	212,970
		866,173
Household Products — 0.3%
Owens Brockway Glass Container, Inc. 7.750% 05/15/2011	108,000	111,240
Owens Brockway Glass Container, Inc. 8.750% 11/15/2012	298,000	314,390
Owens Brockway Glass Container, Inc. 8.875% 02/15/2009	190,000	194,750
		620,380

	Principal Amount	Market Value
Industrial – Diversified — 0.1%
Jacuzzi Brands, Inc. 9.625% 07/01/2010	$81,000	$86,771
Koppers, Inc. 9.875% 10/15/2013	77,000	83,160
RBS Global & Rexnord(c) 9.500% 08/01/2014	10,000	10,350
RBS Global & Rexnord(c) 11.750% 08/01/2016	15,000	15,600
Tekni-Plex, Inc.(c) 10.875% 08/15/2012	35,000	39,375
		235,256
Insurance — 0.3%
Foundation Re Ltd.(c) 9.526% 11/24/2008	250,000	237,500
Residential Reinsurance Ltd., Series B(c) 13.850% 06/06/2008	300,000	270,000
Vasco Re 2006 Ltd.(c) 13.891% 06/05/2009	260,000	264,862
		772,362
Lodging — 0.9%
Aztar Corp. 9.000% 08/15/2011	149,000	155,519
Boyd Gaming Corp. 8.750% 04/15/2012	234,000	244,530
French Lick Resorts & Casino LLC/French Lick Resorts & Casino Corp.(c) 10.750% 04/15/2014	220,000	202,400
Host Hotels & Resorts LP(c) 6.875% 11/01/2014	30,000	30,113
Isle of Capri Casinos, Inc. 7.000% 03/01/2014	178,000	170,880
Isle of Capri Casinos, Inc. 9.000% 03/15/2012	268,000	280,730
Mandalay Resort Group 9.375% 02/15/2010	130,000	138,125
Mandalay Resort Group 10.250% 08/01/2007	179,000	184,146
MGM Mirage 6.750% 04/01/2013	120,000	116,400
MGM Mirage 8.375% 02/01/2011	190,000	197,363
Station Casinos, Inc. 6.500% 02/01/2014	200,000	182,500
Station Casinos, Inc. 6.875% 03/01/2016	60,000	55,050
Vail Resorts, Inc. 6.750% 02/15/2014	250,000	243,750
		2,201,506

	Principal Amount	Market Value
Medical Supplies — 0.2%
Fresenius Medical Care Capital Trust II 7.875% 02/01/2008	$123,000	$125,153
Fresenius Medical Care Capital Trust IV 7.875% 06/15/2011	112,000	115,360
Universal Hospital Services, Inc. 10.125% 11/01/2011	91,000	96,233
		336,746
Metals & Mining — 1.0%
AK Steel Corp. 7.750% 06/15/2012	200,000	200,000
AK Steel Corp.(b) 7.875% 02/15/2009	46,000	46,173
Arch Western Finance LLC 6.750% 07/01/2013	219,000	211,335
Century Aluminum Co. 7.500% 08/15/2014	70,000	69,825
Dayton Superior Corp. 13.000% 06/15/2009	93,000	93,000
Earle M. Jorgenson Co. 9.750% 06/01/2012	194,000	207,338
Foundation PA Coal Co. 7.250% 08/01/2014	200,000	198,500
Gibraltar Industries, Inc. 8.000% 12/01/2015	75,000	74,250
Ispat Inland ULC 9.750% 04/01/2014	109,000	122,080
Massey Energy Co. 6.875% 12/15/2013	65,000	60,938
Novelis, Inc.(c) 8.250% 02/15/2015	280,000	267,400
Peabody Energy Corp. 6.875% 03/15/2013	123,000	124,845
Steel Dynamics, Inc. 9.500% 03/15/2009	75,000	77,438
Trimas Corp. 9.875% 06/15/2012	307,000	289,348
United States Steel Corp. 9.750% 05/15/2010	69,000	73,399
United States Steel LLC 10.750% 08/01/2008	114,000	122,835
Wolverine Tube, Inc.(c) 7.375% 08/01/2008	50,000	41,750
Wolverine Tube, Inc., Series B 10.500% 04/01/2009	49,000	42,630
		2,323,084

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Pharmaceuticals — 0.1%
Angiotech Pharmaceuticals, Inc.(c) 7.750% 04/01/2014	$60,000	$57,000
Inverness Medical Innovations, Inc. 8.750% 02/15/2012	200,000	197,000
		254,000
Prepackaged Software — 0.1%
Sungard Data Systems, Inc.(b) 9.125% 08/15/2013	45,000	46,688
Sungard Data Systems, Inc. 10.250% 08/15/2015	235,000	246,163
		292,851
Restaurants — 0.1%
Buffets, Inc.(c) 12.500% 11/01/2014	25,000	25,125
Domino's, Inc. 8.250% 07/01/2011	187,000	195,415
		220,540
Retail — 0.6%
Bon-Ton Stores, Inc.(b) 10.250% 03/15/2014	305,000	309,194
Jean Coutu Group, Inc.(b) 8.500% 08/01/2014	303,000	297,319
Leslie's Poolmart 7.750% 02/01/2013	160,000	157,600
Linens 'N Things, Inc.(b) 10.999% 01/15/2014	200,000	196,000
Neiman-Marcus Group, Inc. 9.000% 10/15/2015	135,000	144,788
Neiman-Marcus Group, Inc.(b) 10.375% 10/15/2015	90,000	98,438
Rite Aid Corp. 8.125% 05/01/2010	149,000	150,490
Rite Aid Corp. 9.500% 02/15/2011	75,000	78,000
		1,431,829
Telephone Utilities — 1.7%
American Cellular Corp., Series B 10.000% 08/01/2011	250,000	262,500

	Principal Amount	Market Value
Centennial Cellular Operating Co./ Centennial Communications Corp. 10.125% 06/15/2013	$290,000	$311,025
Citizens Communications Co. 6.250% 01/15/2013	400,000	390,000
Dobson Communications Corp.(b) 8.875% 10/01/2013	183,000	183,000
Dobson Communications Corp. 9.624% 10/15/2012	40,000	40,600
Intelsat Bermuda Ltd.(c) 11.250% 06/15/2016	10,000	10,888
Level 3 Financing, Inc.(c) 9.250% 11/01/2014	130,000	130,813
Nextel Communications 7.375% 08/01/2015	200,000	206,541
Nordic Telephone Co. Holdings ApS(c) 8.875% 05/01/2016	75,000	78,563
Nortel Networks Ltd.(c) 9.624% 07/15/2011	55,000	56,788
NTL Cable PLC 9.125% 08/15/2016	50,000	52,563
Panamsat Corp.(c) 9.000% 06/15/2016	50,000	52,250
Qwest Corp.(c) 7.500% 10/01/2014	110,000	115,225
Qwest Corp. 8.875% 03/15/2012	360,000	396,000
Rogers Wireless Communications, Inc. 7.500% 03/15/2015	319,000	340,533
Rogers Wireless Communications, Inc. 8.000% 12/15/2012	6,000	6,345
Rural Cellular Corp.(b) 9.750% 01/15/2010	405,000	410,063
Rural Cellular Corp. 9.875% 02/01/2010	132,000	138,600
Telefonica Del Peru SA PEN(f) 8.000% 04/11/2016	828,300	275,757
UbiquiTel Operating Co. 9.875% 03/01/2011	97,000	105,003
West Corp.(c) 9.500% 10/15/2014	120,000	119,700
West Corp.(c) 11.000% 10/15/2016	50,000	50,125

	Principal Amount	Market Value
Windstream Corp.(c) 8.125% 08/01/2013	$80,000	$85,400
Windstream Corp.(c) 8.625% 08/01/2016	80,000	86,300
		3,904,582
Tobacco — 0.1%
Reynolds American, Inc.(c) 7.250% 06/01/2013	315,000	327,715
Transportation — 0.3%
Greenbrier Cos., Inc. 8.375% 05/15/2015	115,000	116,438
Kansas City Southern Railway, Co. 7.500% 06/15/2009	75,000	75,844
NCL Corp. 10.625% 07/15/2014	200,000	195,000
Stena AB 7.000% 12/01/2016	28,000	26,635
Stena AB 9.625% 12/01/2012	280,000	299,250
Teekay Shipping Corp. 8.875% 07/15/2011	75,000	79,969
		793,136
TOTAL CORPORATE DEBT (Cost $84,218,292)		83,785,302
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.6%
Financial Services Collateralized Mortgage Obligations
Ace Securities Corp., Series 2005-HE7, Class A2B 5.510% 11/25/2035	100,000	100,141
AESOP Funding II LLC, Series 2005-1A, Class A2(c) 5.380% 04/20/2009	50,000	50,006
Ameriquest Mortgage Securities, Inc., Series 2006-R2, Class A2A 5.380% 04/25/2036	177,312	177,312
Argent Securities, Inc., Series 2004-W8, Class A2 5.810% 05/25/2034	350,000	351,258
Argent Securities, Inc., Series 2006-M3, Class A2B 5.426% 10/25/2036	100,000	99,999

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Argent Securities, Inc., Series 2006-W5, Class A2B 5.420% 06/25/2036	$140,000	$140,022
Asset Securitization Corp., Series 1995-MD7, Class A1B 7.410% 01/13/2030	113,986	114,369
Autopistas del Nordeste Cayman Ltd.(c) 9.390% 01/15/2026	300,292	297,289
Banc of America Commercial Mortgage, Inc., Series 2005-3, Class A2 4.501% 07/10/2043	200,000	195,920
Banc of America Funding Corp., Series 2004-2, Class 2A1 6.500% 07/20/2032	126,459	127,824
Banc of America Mortgage Securities, Series 2004-8, Class 5A1 6.500% 05/25/2032	121,535	122,927
Banc of America Mortgage Securities, Series 2005-E, Class 2A2 4.974% 06/25/2035	16,950	16,907
Banco Bmg SA(c) 9.150% 01/15/2016	655,000	658,275
Centex Home Equity, Series 2005-A, Class AF3 4.140% 03/25/2028	200,000	198,063
Centex Home Equity, Series 2005-C, Class AF1 4.196% 06/25/2035	6,479	6,455
Centex Home Equity, Series 2005-D, Class AF1 5.040% 10/25/2035	66,131	65,813
Centex Home Equity, Series 2006-A, Class AV2 5.430% 06/25/2036	180,000	180,028
Chaseflex Trust, Series 2006-2, Class A1B 5.430% 09/25/2036	119,761	119,803

	Principal Amount	Market Value
Citigroup Mortgage Loan Trust, Inc., Series 2006-WF1, Class A2B 5.536% 03/01/2036	$50,000	$49,888
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH3, Class A2 5.420% 10/31/2036	80,000	80,000
Countrywide Alternative Loan Trust, Series 2005-J1, Class 3A1 6.500% 08/25/2032	305,561	309,044
Deutshe ALT, Series 2006-AB2, Class A7 5.961% 06/25/2036	260,774	259,981
Deutshe ALT, Series 2006-AB3, Class A7 6.360% 07/25/2036	76,622	76,543
Deutshe ALT, Series 2006-AB4, Class A1A 6.005% 06/25/2008	243,078	243,028
First Franklin Mortage Loan, Series, 2006-FF10, Class A3 5.414% 07/25/2036	120,000	119,999
First Franklin Mortage Loan, Series, 2006-FF9, Class 2A2 5.434% 06/25/2036	60,000	60,009
Ford Credit Auto Owner Trust, Series 2005-C, Class A2 4.240% 03/15/2008	78,551	78,369
GE Capital Commerical Mortgage Corp., Series 2005-C3, Class A2 4.853% 07/10/2045	120,000	118,996
GMAC Commercial Mortgage Securities, Inc., Series 1997-C1, Class A3 6.869% 07/15/2029	38,996	39,558

	Principal Amount	Market Value
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A2 4.305% 08/10/2042	$120,000	$117,132
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2 5.117% 04/10/2037	130,000	129,790
Household Home Equity Loan Trust, Series 2005-3, Class A1 5.590% 01/20/2035	101,507	101,600
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A2 4.575% 07/15/2042	50,000	49,104
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A2 4.790% 10/15/2042	170,000	167,888
JP Morgan Commercial Mortgage Finance Corp., Series 2000-C9, Class A2 7.770% 10/15/2032	390,973	414,027
JP Morgan Mortgage Trust, Series 2005-S2, Class 3A1 6.731% 02/25/2032	285,410	289,138
LB Commercial Conduit Mortgage Trust, Series 199-C2, Class C 7.470% 10/15/2032	314,000	332,683
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A2 7.950% 05/15/2025	373,000	401,412
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A2 4.885% 09/15/2040	140,000	139,146

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Lehman XS Trust, Series 2005-10, Class 2A3B 5.550% 01/25/2036	$106,325	$105,561
Lehman XS Trust, Series 2005-2, Class 2A1B 5.180% 08/25/2035	122,868	122,321
Lehman XS Trust, Series 2005-4, Class 2A1B 5.170% 10/25/2035	98,483	97,951
Malt, Series 2004-9, Class A3 4.700% 08/25/2034	95,505	94,779
MASTR Alternative Loans Trust, Series 2004-6, Class 10A1 6.000% 07/25/2034	182,948	182,658
Merrill Lynch Mortgage Investors, Inc., Series 2005-WMC2, Class A2B 5.510% 04/25/2036	117,098	117,135
Morgan Stanley Capital I, Series 1997-XL1, Class G(c) 7.695% 10/03/2030	535,000	469,704
Nissan Auto Receivables Owner Trust, Series 2005-C, Class A2 4.140% 01/15/2008	139,488	139,183
Onyx Acceptance Grantor Trust, Series 2005-B, Class A2 4.030% 04/15/2008	859	858
Optim One Mortgage Loan Trust, Series 2006-2, Class 2A2 5.430% 07/25/2036	210,000	210,033
PNC Mortgage Acceptance Corp., Series 2001-C1, Class A2 6.360% 03/12/2034	373,000	389,137
Popular ABS Mortgage Pass-Through Trust, Series 2005-1, Class AF2 3.914% 05/25/2035	29,094	28,908

	Principal Amount	Market Value
Popular ABS Mortgage Pass-Through Trust, Series 2005-2, Class AF2 4.415% 04/25/2035	$60,000	$59,437
Popular ABS Mortgage Pass-Through Trust, Series 2005-6, Class A3 5.680% 01/25/2036	70,000	69,968
Residential Accredit Loans, Inc. Series 2006-QS5, Class 2A2 6.000% 05/25/2036	312,303	311,362
Residential Accredit Loans, Inc., Series 2003-QS1, Class A2 5.750% 01/25/2033	97,640	97,184
Residential Accredit Loans, Inc., Series 2006-QS13, Class 1A8 6.000% 09/25/2036	293,033	292,335
Residential Asset Mortgage Products, Inc. Series 2006-RS4, Class A1 5.400% 07/25/2036	78,712	78,712
Residential Asset Mortgage Products, Inc., Series 2004-RS7, Class AI3 4.450% 07/25/2028	122,560	121,479
Residential Asset Securitization Trust, Series 2006-A9CB, Class A5 6.000% 09/25/2036	260,763	260,035
Residential Asset Securitization Trust, Series 2006-KS7, Class A2 5.428% 09/25/2036	150,000	149,999
Structured Asset Investment Loan Trust, Series 2006-2, Class A1 5.390% 04/25/2036	89,257	89,257
Structured Asset Securities Corp., Series 2003-25XS, Class A4 4.510% 08/25/2033	5,259	5,233

	Principal Amount	Market Value
Structured Asset Securities Corp., Series 2005-4XS, Class 3A1 5.180% 03/25/2035	$130,347	$129,719
Taganka Car Loan Finance PLC, Series 2006-1A, Class C(c) 0.000% 11/14/2013	90,000	90,000
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A2 4.782% 03/15/2042	220,000	217,776
Washington Mutual, Inc., Series 2005-AR5, Class A1 4.673% 05/25/2035	82,875	82,673
Washington Mutual, Inc., Series 2005-AR8, Class 2AB1 5.580% 07/25/2045	103,034	103,091
Wells Fargo Home Equity Trust, Series 2006-2, Class A2 5.424% 07/25/2036	120,000	119,981
Wells Fargo Mortgage Backed Securities Trust, Series 2004-DD, Class 2A1 4.509% 01/25/2035	476	474
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $10,871,579)		10,836,689
SOVEREIGN DEBT OBLIGATIONS — 26.2%
Sovereign Debt Obligations
Argentine Republic 5.590% 08/03/2012	1,615,500	1,152,659
Argentine Republic ARS(f) 0.000% 12/21/2011	110,000	90,487
Argentine Republic ARS(f) (g) 2.000% 09/30/2014- 02/04/2018	3,939,800	1,413,772
Belgium Treasury Bill EUR(f) 0.000% 12/14/2006	730,000	922,873
Bonos Y Oblig Del Estado EUR(f) 3.800% 01/31/2017	455,000	578,108

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bundesrepub Deutschland Series 05 EUR(f) 4.000% 01/04/2037	$1,175,000	$1,533,248
Buoni Poliennali Del Tes EUR(f) 4.250% 02/01/2019	1,345,000	1,747,228
Canadian Government CAD(f) 4.000% 09/01/2010	2,025,000	1,799,573
Central Bank of Nigeria 5.092% 01/05/2010	80,287	18,466
Cert Di Credito Des Tes EUR(f) 3.400% 07/01/2009	920,000	1,172,459
Dominican Republic(c) 9.500% 09/27/2011	153,699	165,380
French Discount Treasury Bill EUR(f) 0.000% 12/14/2006	590,000	745,823
French Republic EUR(f) 3.250% 04/25/2016	1,200,000	1,462,598
French Republic EUR(f) 4.000% 04/25/2055	825,000	1,084,262
German Treasury Bill EUR(f) 0.000% 03/14/2007	1,990,000	2,494,186
Gol Russag Trs RUB(f) 0.000% 05/13/2009	12,000,000	459,356
Hellenic Republic EUR(f) 4.600% 05/20/2013	695,000	918,197
Japan Government JPY(f) 0.800% 03/10/2016	163,489,000	1,349,898
Japan Government JPY(f) 1.500% 03/20/2015	75,000,000	630,607
Kazakhstan KZT(f) 7.250% 03/20/2009	52,200,000	418,895
Kingdom of Belgium EUR(f) 5.000% 03/28/2035	300,000	450,866
Kingdom of Denmark DKK(f) 4.000% 08/15/2008- 11/15/2015	1,865,000	320,957
Kingdom of Denmark DKK(f) 7.000% 11/10/2024	180,000	42,804
Malaysia Government MYR(f) 4.720% 09/30/2015	1,280,000	351,006
Mos Bccrd Trs KZT(f) 8.350% 05/30/2008	69,000,000	542,051

	Principal Amount	Market Value
Peru Bond Soberano PEN(f) 7.840% 08/12/2020	$4,020,000	$1,366,075
Peru Bond Soberano PEN(f) 8.200% 08/12/2026	415,000	146,804
Poland Government Bond PLN(f) 4.250% 05/24/2011	2,300,000	725,682
Republic of Argentina V 7.000% 03/28/2011	2,459,000	2,403,427
Republic of Brazil 8.000% 01/15/2018	2,330,000	2,576,980
Republic of Brazil 8.750% 02/04/2025	150,000	181,500
Republic of Brazil 8.875% 10/14/2019	1,190,000	1,438,710
Republic of Brazil 10.500% 07/14/2014	1,052,000	1,330,254
Republic of Brazil BRL(f) 0.000% 08/18/2010	420,000	289,868
Republic of Bulgaria 8.250% 01/15/2015	260,000	305,552
Republic of Bulgaria Private Placement(c) 8.250% 01/15/2015	250,000	295,938
Republic of Colombia 7.375% 09/18/2037	861,000	890,274
Republic of Colombia(b) 8.125% 05/21/2024	1,030,000	1,159,265
Republic of Colombia 10.750% 01/15/2013	200,000	246,500
Republic of Colombia COP(f) 11.750% 03/01/2010	905,000,000	419,217
Republic of Colombia COP(f) 12.000% 10/22/2015	2,250,000,000	1,135,193
Republic of Costa Rica 9.995% 08/01/2020	172,000	220,418
Republic of El Salvador(c) 7.625% 09/21/2034	178,000	197,135
Republic of El Salvador(c) 7.650% 06/15/2035	190,000	208,145
Republic of Guatemala(c) 10.250% 11/08/2011	108,000	127,440
Republic of Indonesia(c) 6.750% 03/10/2014	430,000	441,825
Republic of Indonesia(c) 7.250% 04/20/2015	50,000	52,875
Republic of Indonesia(c) 8.500% 10/12/2035	340,000	402,050

	Principal Amount	Market Value
Republic of Nigeria 6.250% 11/15/2020	$250,000	$248,750
Republic of Nigeria NGN(f) 0.000% 01/27/2009- 02/24/2009	31,700,000	264,109
Republic of Panama 9.375% 04/01/2029	500,000	648,750
Republic of Peru 0.000% 02/20/2011	235,000	241,409
Republic of Peru 7.350% 07/21/2025	595,000	650,038
Republic of Peru PEN(f) 8.600% 08/12/2017	1,109,000	395,751
Republic of Peru PEN(f) 9.910% 05/05/2015	2,393,000	908,254
Republic of Peru PEN(f) 12.250% 08/10/2011	386,000	150,260
Republic of Poland PLN(f) 0.000% 08/12/2007	1,430,000	451,145
Republic of Poland PLN(f) 5.000% 10/24/2013	1,850,000	597,328
Republic of Poland PLN(f) 5.750% 09/23/2022	445,000	149,864
Republic of the Philippines(b) 7.750% 01/14/2031	435,000	475,238
Republic of the Philippines 9.000% 02/15/2013	540,000	615,600
Republic of the Philippines 9.500% 02/02/2030	170,000	219,513
Republic of Turkey 7.000% 09/26/2016	1,025,000	1,030,483
Republic of Turkey 7.250% 03/15/2015	320,000	328,000
Republic of Turkey 9.500% 01/15/2014	240,000	276,300
Republic of Uruguay UYU(f) 5.000% 09/14/2018	7,520,000	329,797
Republic of Uruguay 7.625% 03/21/2036	525,000	540,225
Republic of Uruguay 8.000% 11/18/2022	820,000	887,650
Russian Federation 3.000% 05/14/2011	150,000	134,447
Russian Federation RUB(f) 0.000% 04/19/2011	1,535,000	61,171

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
State of Israel ILS(f) 7.500% 03/31/2014	$5,469,000	$1,452,406
Turkey Government International Bond TRY(f) 0.000% 01/25/2007	3,400,000	2,242,347
Ukraine Government 6.875% 03/04/2011	200,000	204,540
Ukraine Government 7.650% 06/11/2013	200,000	214,160
Ukraine Government International Bond Class A, UAH(f) 0.000% 05/16/2007	620,000	121,901
Ukraine Government International Bond UAH(f) 0.000% 05/16/2007	620,000	121,901
Ukraine Telecom Treasury 0.000% 08/19/2010- 08/20/2012	2,100,000	2,136,162
United Kingdom GBP(f) 4.000% 03/07/2009	435,000	807,830
United Kingdom GBP(f) 5.000% 03/07/2008	425,000	805,805
United Kingdom GBP(f) 6.000% 12/07/2028	550,000	1,312,792
United Mexican States 7.500% 01/14/2012- 04/08/2033	1,760,000	2,012,703
United Mexican States 8.300% 08/15/2031	95,000	120,793
Wales Treasury 8.000% 03/01/2008	2,300,000	1,802,219
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $60,173,831)		61,386,527
STRUCTURED OBLIGATIONS — 9.1%
Citigroup Global Markets Holdings, Inc., Dominican Republic Unsec. Credit Linked Nts. 03/12/2007-10/03/2011	1,175,731	1,133,983
Citigroup Global Markets Holdings, Inc., Republic of Argentina Unsec. Credit Linked Nts. 05/22/2008-04/16/2010	428,781	352,668

	Principal Amount	Market Value
Citigroup Global Markets Holdings, Inc., Republic of Colombia Unsec. Credit Linked Nts(c) 07/27/2020	$128,592	$144,926
Citigroup Global Markets Holdings, Inc., Republic of Egypt 07/12/2007	177,017	179,892
Citigroup Global Markets Holdings, Inc., Republic of Egypt Unsec. Credit Linked Nts. 02/22/2007-02/16/2008	1,023,884	1,036,210
Citigroup Global Markets Holdings, Inc., Republic of Nigeria Unsec. Credit Linked Nts. 03/01/2011-04/04/2011	928,328	1,004,788
Citigroup Global Markets Holdings, Inc., Republic of Zambia Unsec. Credit Linked Nts. 02/21/2007	75,947	64,480
Citigroup Global Markets Holdings, Inc., Republic of Zimbabwe Unsec. Credit Linked Nts. 02/21/2007	180,194	156,239
Citigroup Global Markets Holdings, Inc., Ukraine Unsec. Credit Linked Nts.(c) 01/04/2010	58,772	55,695
Citigroup Global Markets Holdings, Inc., Unsec. Credit Linked Nts. 01/02/2007- 07/22/2007	717,819	702,804
Credit Suisse First Boston, Republic of Indonesia Treasury Nts., IDR(f) 09/16/2011	2,600,000,000	306,487
Credit Suisse First Boston, Ukraine Unsec. Credit Linked Nts., UAH(f) 12/30/2009	4,415,000	958,234
Credit Suisse Turkgb Credit Linked Nts., TRY(f) 07/16/2008	1,110,000	544,760

	Principal Amount	Market Value
Deutsche Bank AG Borhis Trs 09/25/2035	$570,000	$202,858
Deutsche Bank AG Tmm Credit Linked Nts. 09/01/2012	350,491	351,482
Deutsche Bank AG, Italian Republic Credit Linked Nts., EUR(f) 07/30/2010	1,400,000	1,770,319
Deutsche Bank AG, Mexican Credit Linked Nts. MXN(f) 01/05/2011	6,604,463	613,639
Deutsche Bank AG, Republic of Columbia Obligation COP(f) 09/12/2014	287,000,000	152,180
Deutsche Bank AG, Republic of Egypt Unsec. Credit Linked Nts., EGP(f) 12/12/2006	1,840,000	317,281
Deutsche Bank AG, Republic of Indonesia Unsec. Credit Linked Nts. 06/22/2013	229,333	285,428
Itl Campania, Italian Republic Unsec. Credit Linked Nts., EUR(f) 07/30/2010	1,200,000	1,517,416
JP Morgan Securities Ltd., Republic of Argentina Unsec. Credit Linked Nts. 12/19/2011	1,610,006	529,678
JP Morgan Securities Ltd., Republic of Brazil Real Credit Linked Nts., BRL(f) 06/01/2013	1,630,000	330,671
JP Morgan Securities Ltd., Republic of Brazil Real Unsec. Credit Linked Nts., BRL(f) 01/02/2015	10,985,700	1,837,498

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
JP Morgan Securities Ltd., Republic of Brazil Unsec. Credit Linked Nts. 05/15/2045	$1,180,000	$707,588
JP Morgan Securities Ltd., Republic of Columbia Unsec. Credit Linked Nts., COP(f) 10/31/2016- 08/03/2020	2,808,235	874,770
JP Morgan Securities Ltd., Republic of Peru Unsec. Credit Linked Nts., PEN(c) (f) 09/02/2015	292,127	151,614
Lehman Brothers, Romanian Unsec. Credit Linked Nts., RON(f) 03/05/2007- 04/18/2010	1,036,000	368,762
Merrill Lynch & Co., Republic of Columbia Credit Linked Nts., COP(f) (h) 11/17/2016	248,000,000	106,998
Morgan Stanley, Republic of the Philippines Unsec. Credit Linked Notes(c) 06/20/2016	160,000	167,168
Morgan Stanley, Republic of the Philippines Unsec. Credit Linked Nts. 09/20/2015	2,650,000	3,089,210
Morgan Stanley, Republic of Venezuela Unsec. Credit Linked Nts. 05/20/2010- 11/20/2015	675,000	704,648
Morgan Stanley, Republic of Venezuela Unsec. Credit Linked Nts. Private Placement 05/20/2010	350,000	386,295
Reachcom (Renaissance), Russian Credit Linked Nts., RUB(f) 07/27/2007	3,000,000	112,862
TOTAL STRUCTURED OBLIGATIONS (Cost $20,170,629)		21,219,531

	Principal Amount	Market Value
U.S. GOVERNMENT AGENCY OBLIGATIONS — 16.7%
Federal Home Loan Mortgage Corporation (FHLMC) — 4.6%
Collateralized Mortgage Obligations — 1.5%
FHLMC, Series 1360, Class PZ 7.500% 09/15/2022	$320,420	$322,203
FHLMC, Series 2035, Class PE IO 7.000% 03/15/2028	159,002	30,101
FHLMC, Series 2042, Class N 6.500% 03/15/2028	115,097	117,120
FHLMC, Series 2043, Class ZP 6.500% 04/15/2028	144,352	146,507
FHLMC, Series 2049, Class PL IO 7.000% 04/15/2028	991,477	180,674
FHLMC, Series 2055, Class ZM 6.500% 05/15/2028	72,293	73,747
FHLMC, Series 2080, Class Z 6.500% 08/15/2028	112,982	116,378
FHLMC, Series 2122, Class F 5.770% 02/15/2029	261,238	263,735
FHLMC, Series 2177, Class SB IO 3.630% 08/15/2029	823,311	78,872
FHLMC, Series 2387, Class PD 6.000% 04/15/2030	33,760	33,737
FHLMC, Series 2427, Class ZM 6.500% 03/15/2032	208,254	214,478
FHLMC, Series 2551, Class LF 5.820% 01/15/2033	395,833	400,334
FHLMC, Series 2583, Class PA 5.500% 03/15/2022	48,177	48,164
FHLMC, Series 2819, Class S IO 2.280% 06/15/2034	633,087	46,758
FHLMC, Series 2920, Class S IO 1.380% 01/15/2035	363,691	17,463
FHLMC, Series 2939, Class PE 5.000% 02/15/2035	658,000	615,578

	Principal Amount	Market Value
FHLMC, Series 3000, Class SE 0.830% 07/15/2025	$481,838	$18,115
FHLMC, Series 3004, Class SB 0.820% 07/15/2035	640,888	17,096
FHLMC, Series 3138, Class PA 5.500% 02/15/2027	730,097	732,967
FHLMC, Series 3153, Class FJ 5.700% 05/15/2036	73,404	73,624
Total Collateralized Mortgage Obligations		3,547,651
Pass-Through Securities — 3.1%
FHLMC 4.500% 05/01/2019	930,014	900,733
FHLMC 5.000% 08/01/2033	497,045	481,532
FHLMC 5.250% 07/18/2011	2,980,000	3,026,315
FHLMC 6.000% 07/01/2024- 09/01/2024	349,634	353,390
FHLMC 6.500% 04/01/2018- 06/01/2035	1,879,811	1,922,485
FHLMC 7.000% 03/01/2031- 10/01/2031	178,522	184,458
FHLMC 7.500% 02/01/2032	44,635	46,297
FHLMC 8.500% 08/01/2031	26,168	28,086
FHLMC TBA(h) 5.000% 11/01/2036	205,000	198,033
Total Pass-Through Securities		7,141,329
		10,688,980
Federal National Mortgage Association (FNMA) — 11.6%
Collateralized Mortgage Obligations — 1.9%
FNMA, Series 2001-50, Class NE 6.000% 08/25/2030	16,794	16,830
FNMA, Series 2001-51, Class OD 6.500% 10/25/2031	189,994	195,722
FNMA, Series 2001-70, Class LR 6.000% 09/25/2030	26,447	26,478

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
FNMA, Series 2001-82, Class ZA 6.500% 01/25/2032	$84,309	$86,872
FNMA, Series 2001-T10, Class IO 0.450% 12/25/2041	6,936,652	94,880
FNMA, Series 2002-66, Class FG 6.330% 09/25/2032	591,691	606,981
FNMA, Series 2002-77, Class WF 5.730% 12/18/2032	43,350	43,693
FNMA, Series 2002-89, Class S, IO 2.870% 01/25/2033	164,845	13,673
FNMA, Series 2002-9, Class PC 6.000% 03/25/2017	172,622	174,931
FNMA, Series 2003-116, Class FA 5.730% 11/25/2033	41,163	41,437
FNMA, Series 2003-118, Class S, IO 4.270% 12/25/2033	388,276	42,752
FNMA, Series 2003-13, Class IO 7.000% 03/25/2033	201,729	43,959
FNMA, Series 2003-17, Class EQ 5.500% 03/25/2023	403,000	393,558
FNMA, Series 2003-23, Class EQ 5.500% 04/25/2023	331,000	323,182
FNMA, Series 2003-33, Class SP 2.920% 05/25/2033	229,216	28,439
FNMA, Series 2003-4, Class S, IO 2.920% 02/25/2033	119,430	14,196
FNMA, Series 2003-84, Class PW 3.000% 06/25/2022	160,000	156,636
FNMA, Series 2004-101, Class BG 5.000% 01/25/2020	155,000	150,923
FNMA, Series 2004-W9, Class 2A2 7.000% 02/25/2044	90,156	93,084
FNMA, Series 2005-100, Class BQ 5.500% 11/25/2025	110,000	107,556
FNMA, Series 2005-40, Class SA, IO 1.370% 05/25/2035	1,078,408	54,384

	Principal Amount	Market Value
FNMA, Series 2005-40, Class SB, IO 1.420% 05/25/2035	$271,503	$11,013
FNMA, Series 2005-71, Class DB 4.500% 08/25/2035	190,000	176,646
FNMA, Series 2005-71, Class SA, IO 1.420% 08/25/2025	305,052	18,061
FNMA, Series 2005-87, Class SG 1.370% 10/25/2035	581,563	34,199
FNMA, Series 2006-33, Class SP 1.870% 05/25/2036	1,291,984	105,855
FNMA, Series 2006-44, Class 0A 5.500% 12/25/2026	310,000	310,511
FNMA, Series 2006-50, Class KS 4.657% 06/25/2036	149,772	142,758
FNMA, Series 2006-50, Class SK 4.657% 06/25/2036	185,238	179,283
FNMA, Series 2006-57, Class PA 5.500% 08/25/2027	473,170	474,001
FNMA, Series 2006-75, Class SA 1.140% 08/25/2036	275,549	12,866
FNMA, Series 254, Class 2 7.500% 01/01/2024	432,420	101,244
FNMA, Series 324, Class 2, IO 6.500% 07/01/2032	252,042	56,548
FNMA, Series 344, Class 2 6.000% 12/01/2033	149,861	33,641
FNMA, Series SMBS, Class 321, IO 6.500% 03/01/2032	370,009	82,899
Total Collateralized Mortgage Obligations		4,449,691
Pass-Through Securities — 9.7%
FNMA(g) 0.000% 10/05/2007	2,200,000	2,097,560
FNMA 4.500% 03/01/2019	301,218	292,299
FNMA 4.750% 12/15/2010	995,000	991,754
FNMA 5.000% 10/15/2011- 11/01/2033	3,591,534	3,520,334

	Principal Amount	Market Value
FNMA 5.500% 03/01/2033- 01/01/2034	$2,639,776	$2,615,985
FNMA 6.000% 05/15/2008- 11/01/2033	2,176,892	2,224,915
FNMA 6.500% 06/01/2017- 10/01/2034	1,659,102	1,699,563
FNMA 7.000% 11/01/2017- 04/01/2034	1,120,192	1,156,616
FNMA 7.250% 01/15/2010	1,120,000	1,197,870
FNMA 7.500% 02/01/2027- 03/01/2033	1,017,336	1,058,571
FNMA Interest Strip 6.000% 02/01/2033- 08/01/2035	490,415	104,725
FNMA TBA(h) 4.500% 11/01/2021	259,000	250,583
FNMA TBA(h) 5.000% 11/01/2021- 11/01/2036	1,705,000	1,662,292
FNMA TBA(h) 5.500% 11/01/2021- 11/01/2036	1,751,000	1,739,806
FNMA TBA(h) 6.000% 11/01/2021	1,393,000	1,414,439
FNMA TBA(h) 6.500% 11/01/2036	772,000	786,656
Total Pass-Through Securities		22,813,968
		27,263,659
Government National Mortgage Association (GNMA) — 0.1%
Pass-Through Securities
GNMA 13.000% 10/15/2015	101,132	116,428
GNMA 13.500% 06/15/2015	135,096	156,328
Total Pass-Through Securities		272,756
Other Agencies — 0.4%
Pass-Through Securities
Resolution Funding Corp. Principal Strip 01/15/2021	1,955,000	966,948
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $39,410,690)		39,192,343

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
U.S. TREASURY OBLIGATIONS — 1.5%
U.S. Treasury Bonds — 0.8%
U.S. Treasury Bond(b) 4.500% 02/15/2036	$50,000	$48,266
U.S. Treasury Bond(b) 7.250% 05/15/2016	261,000	313,282
U.S. Treasury Inflation Index 2.500% 07/15/2016	1,418,376	1,438,543
		1,800,091
U.S. Treasury Notes — 0.7%
U.S. Treasury Note 4.625% 08/31/2011	584,000	585,095
U.S. Treasury Note 5.125% 06/30/2011	473,000	483,643
U.S. Treasury Strips(g) 0.000% 02/15/2016	913,000	594,548
		1,663,286
TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,461,588)		3,463,377
TOTAL BONDS & NOTES (Cost $221,307,117)		222,801,452
OPTIONS — 0.0%
JP Morgan Turkish Lira Swaption, Expires 1/30/2007, Strike 1.76% TRY(f)	1,180,000	2,426
TOTAL OPTIONS (Cost $13,919)		2,426
TOTAL LONG TERM INVESTMENTS (Cost $223,507,351)		225,019,497
SHORT-TERM INVESTMENTS — 8.6%
Cash Equivalents — 3.5%(j)
Abbey National PLC Eurodollar Time Deposit 5.270% 11/16/2006	369,034	369,034
Abbey National PLC Eurodollar Time Deposit 5.280% 12/01/2006	218,345	218,345
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	76,882	76,882
American Beacon Money Market Fund(i)	144,888	144,888
ANZ Banking Group Ltd. Eurodollar Time Deposit 5.280% 12/19/2006	153,765	153,765

	Principal Amount	Market Value
Banco Santander Central Hispano SA Commercial Paper 5.275% 11/14/2006	$76,882	$76,882
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	292,153	292,153
Bank of America 5.270% 11/10/2006	153,765	153,765
Bank of America 5.300% 11/20/2006	46,129	46,129
Bank of America 5.310% 03/08/2007	153,765	153,765
Bank of Montreal Eurodollar Time Deposit 5.280% 12/04/2006	292,153	292,153
Bank of Nova Scotia Eurodollar Time Deposit 5.270% 11/13/2006	61,506	61,506
Barclays Eurodollar Time Deposit 5.300% 11/03/2006	61,506	61,506
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	153,765	153,765
Barclays Eurodollar Time Deposit 5.305% 11/21/2006	230,647	230,647
BGI Institutional Money Market Fund(i)	230,647	230,647
BNP Paribas Eurodollar Time Deposit 5.280% 12/12/2006	169,141	169,141
BNP Paribas Eurodollar Time Deposit 5.280% 12/15/2006	230,647	230,647
Calyon Eurodollar Time Deposit 5.250% 11/06/2006	230,647	230,647
Calyon Eurodollar Time Deposit 5.280% 12/01/2006	153,765	153,765
Calyon Eurodollar Time Deposit 5.310% 11/01/2006	307,529	307,529
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.280% 11/29/2006	221,421	221,421
Dreyfus Cash Management Plus Money Market Fund(i)	49,466	49,466

	Principal Amount	Market Value
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	$25,754	$25,754
Federal Home Loan Bank Discount Note 5.150% 12/27/2006	40,125	40,125
First Tennessee National Corporation Eurodollar Time Deposit 5.290% 12/18/2006	153,765	153,765
Fortis Bank Eurodollar Time Deposit 5.260% 11/07/2006	261,400	261,400
Fortis Bank Eurodollar Time Deposit 5.260% 11/09/2006	92,259	92,259
Fortis Bank Eurodollar Time Deposit 5.300% 11/20/2006	184,518	184,518
Freddie Mac Discount Note 5.138% 12/22/2006	21,240	21,240
General Electric Capital Corp. Commercial Paper 5.265% 11/22/2006	153,765	153,765
General Electric Capital Corp. Commercial Paper 5.285% 11/03/2006	228,629	228,629
Goldman Sachs Financial Square Prime Obligations Money Market Fund(i)	156,035	156,035
Harris NA Eurodollar Time Deposit 5.280% 11/22/2006	230,647	230,647
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	215,271	215,271
National Australia Bank Eurodollar Time Deposit 5.290% 11/01/2006	355,812	355,812
Royal Bank of Canada Eurodollar Time Deposit 5.300% 11/17/2006	307,529	307,529
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	123,012	123,012
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 12/11/2006	138,388	138,388

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.300% 11/20/2006	$138,388	$138,388
Societe Generale Eurodollar Time Deposit 5.270% 11/02/2006	307,529	307,529
Societe Generale Eurodollar Time Deposit 5.280% 11/01/2006	61,506	61,506
Societe Generale Eurodollar Time Deposit 5.280% 12/04/2006	230,647	230,647
Standard Chartered Bank Eurodollar Time Deposit 5.280% 11/30/2006	153,765	153,765
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 11/01/2006	267,393	267,393
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 12/11/2006	76,882	76,882
UBS AG Eurodollar Term 5.300% 01/04/2007	184,518	184,518
		8,187,225
Repurchase Agreement — 1.4%
Investors Bank & Trust Company Repurchase Agreement, dated 10/31/2006, 3.60%, due 11/01/2006(k)	3,175,601	3,175,601
U.S. Treasury Bills — 3.7%
U.S. Treasury Bill 4.590% 11/09/2006	1,080,000	1,078,898
U.S. Treasury Bill 4.820% 11/09/2006	115,000	114,877
U.S. Treasury Bill 4.925% 11/09/2006	2,620,000	2,617,133
U.S. Treasury Bill 4.930% 11/09/2006	4,910,000	4,904,620
		8,715,528
TOTAL SHORT-TERM INVESTMENTS (Cost $20,078,354)		20,078,354
TOTAL INVESTMENTS — 104.7% (Cost $243,585,705)(l)		245,097,851
Other Assets/ (Liabilities) — (4.7%)		(10,992,372)
NET ASSETS — 100.0%		$234,105,479

Notes to Portfolio of Investments

ARS - Argentine Peso

BRL - Brazilian Real

CAD - Canadian Dollar

COP - Colombian Peso

DKK - Danish Krone

EGP - Egyptian Pound

EUR - Euro

GBP - British Pound

IDR - Indonesian Rupiah

ILS - Israeli Shekel

JPY - Japanese Yen

KZT - Kazakhstan Tenge

MTN - Medium Term Note

MXN - Mexican Peso

MYR - Malaysian Ringgit

NGN - Nigeria Naira

PEN - Peruvian New Sol

PLN - Polish Zloty

REIT - Real Estate Investment Trust

RON - New Romanian Leu

RUB - Russian Ruble

TBA - To be announced

TRY - New Turkish Lira

UAH - Ukraine Hryvnia

UYU - Uruguay Peso

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities amounted to a value of $25,127,629 or 10.7% of net assets.

(d)  This security is valued in good faith under procedures established by the board of trustees.

(e)  Security is currently in default.

(f)  The principal amount of the security is in foreign currency. The market value is in U.S. dollars.

(g)  This security is held as collateral for open futures contracts. (Note 2).

(h)  A portion of this security is purchased on a forward commitment basis. (Note 2).

(i)  Amount represents shares owned of the fund.

(j)  Represents investments of security lending collateral. (Note 2).

(k)  Maturity value of $3,175,919. Collateralized by a U.S. Government Agency obligation with a rate of 5.87%, maturity date of 01/25/2032, and an aggregate market value, including accrued interest of $3,334,382.

(l)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments

October 31, 2006

	Principal Amount	Market Value
BONDS & NOTES — 91.7%
CORPORATE DEBT
Aerospace & Defense — 0.9%
Bombardier, Inc.(a) 6.300% 05/01/2014	$1,300,000	$1,192,750
Automotive & Parts — 8.5%
Affinia Group, Inc. 9.000% 11/30/2014	800,000	760,000
American Tire Distributer(a) 11.622% 04/01/2012	1,000,000	910,000
General Motors Acceptance Corp.(b) 6.750% 12/01/2014	3,900,000	3,866,600
The Goodyear Tire & Rubber Co. 9.000% 07/01/2015	2,000,000	2,022,500
Tenneco Automotive, Inc.(b) 8.625% 11/15/2014	1,850,000	1,863,875
United Components, Inc. 9.375% 06/15/2013	1,850,000	1,868,500
		11,291,475
Banking, Savings & Loans — 0.5%
Ametek, Inc. 7.200% 07/15/2008	100,000	102,118
Kinder Morgan Finance 5.700% 01/05/2016	600,000	555,901
		658,019
Beverages — 0.9%
National Wine and Spirits, Inc. 10.125% 01/15/2009	1,150,000	1,155,750
Broadcasting, Publishing & Printing — 6.7%
American Media Operations, Inc. 8.875% 01/15/2011	310,000	275,125
American Media Operations, Inc. 10.250% 05/01/2009	1,240,000	1,178,000
Cablevision Systems Corp., Series B 8.000% 04/15/2012	2,000,000	1,942,500
CCH I LLC 11.000% 10/01/2015	1,440,000	1,387,800
CCH I LLC 11.125% 01/15/2014	3,550,000	2,955,375

	Principal Amount	Market Value
LodgeNet Entertainment Corp. 9.500% 06/15/2013	$500,000	$535,000
Vertis, Inc., Series B(b) 10.875% 06/15/2009	575,000	572,125
		8,845,925
Building Materials & Construction — 1.0%
Chemed Corp. 8.750% 02/24/2011	1,300,000	1,343,875
Chemicals — 5.9%
Consolidated Container Co. LLC(b) 0.000% 06/15/2009	2,150,000	2,107,000
Geo Sub Corp. 11.000% 05/15/2012	1,600,000	1,656,000
Georgia Gulf Corp.(b) 7.125% 12/15/2013	325,000	287,625
Graham Packaging Co.(b) 9.875% 10/15/2014	2,600,000	2,606,500
PQ Corp. 7.500% 02/15/2013	1,275,000	1,220,812
		7,877,937
Commercial Services — 14.4%
Allied Waste North America, Inc. 6.125% 02/15/2014	1,500,000	1,411,875
Cadmus Communications Corp. 8.375% 06/15/2014	1,800,000	1,741,500
Cenveo Corp. 7.875% 12/01/2013	1,850,000	1,748,250
Insurance Auto Auctions, Inc. 11.000% 04/01/2013	1,800,000	1,809,000
Invensys PLC(a) (b) 9.875% 03/15/2011	975,000	1,062,750
Iron Mountain, Inc. 8.750% 07/15/2018	1,950,000	2,057,250
Mac-Gray Corp. 7.625% 08/15/2015	900,000	911,250
Rent-A-Center, Inc. 7.500% 05/01/2010	1,000,000	997,500
Rent-Way, Inc. 11.875% 06/15/2010	850,000	994,428
Samsonite Corp. 8.875% 06/01/2011	1,150,000	1,204,625
Service Corp. International(a) (b) 8.000% 06/15/2017	700,000	675,500

	Principal Amount	Market Value
United Rentals North America, Inc.(b) 7.750% 11/15/2013	$1,250,000	$1,246,875
Waste Services, Inc. 9.500% 04/15/2014	1,800,000	1,845,000
Williams Scotsman, Inc. 8.500% 10/01/2015	1,350,000	1,393,875
		19,099,678
Communications — 1.4%
Intelsat Subsidiary Holding Co. Ltd. 10.484% 01/15/2012	1,865,000	1,890,644
Electric Utilities — 4.7%
AES Corp. 8.750% 06/15/2008	142,000	147,680
AES Corp. 8.875% 02/15/2011	1,250,000	1,343,750
Edison Mission Energy Corp.(a) (b) 7.750% 06/15/2016	1,100,000	1,135,750
NRG Energy, Inc. 7.375% 02/01/2016	1,350,000	1,365,187
Sierra Pacific Resources 6.750% 08/15/2017	940,000	946,451
Tenaska Alabama Partners LP(a) 7.000% 06/30/2021	1,259,968	1,241,069
		6,179,887
Electrical Equipment & Electronics — 0.4%
GrafTech International Ltd. 1.625% 01/15/2024	600,000	471,750
Energy — 10.1%
Atlas Pipeline Partners LP 8.125% 12/15/2015	400,000	408,000
Basic Energy Services 7.125% 04/15/2016	1,100,000	1,047,750
Brigham Exploration Co. 9.625% 05/01/2014	1,500,000	1,473,750
Chesapeake Energy Corp. 6.500% 08/15/2017	410,000	386,425
Chesapeake Energy Corp. 6.875% 01/15/2016	750,000	744,375
Clayton William Energy 7.750% 08/01/2013	800,000	738,000
Dynegy Holdings, Inc. 8.375% 05/01/2016	1,520,000	1,561,800
El Paso Corp. 7.875% 06/15/2012	425,000	443,062

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
El Paso Production Holding Co. 7.750% 06/01/2013	$1,275,000	$1,306,875
Exco Resources, Inc. 7.250% 01/15/2011	675,000	649,687
North American Energy Partners, Inc. 8.750% 12/01/2011	775,000	767,250
Petrohawk Energy Corp.(a) 9.125% 07/15/2013	1,450,000	1,479,000
Plains Exploration & Production Co. 8.750% 07/01/2012	250,000	265,625
Quicksilver Resources, Inc. 7.125% 04/01/2016	950,000	897,750
Sonat, Inc. 7.625% 07/15/2011	500,000	517,500
Williams Cos., Inc. 7.125% 09/01/2011	250,000	258,125
Williams Cos., Inc. Series A 7.500% 01/15/2031	500,000	507,500
		13,452,474
Entertainment & Leisure — 5.1%
AMC Entertainment, Inc.(b) 11.000% 02/01/2016	1,790,000	1,980,187
Diamond Jo LLC 8.750% 04/15/2012	900,000	898,875
Imax Corp.(b) 9.625% 12/01/2010	500,000	465,000
Liberty Media Corp. 5.700% 05/15/2013	850,000	800,666
Mohegan Tribal Gaming Authority 6.375% 07/15/2009	1,000,000	997,500
Park Place Entertainment Corp. 7.000% 04/15/2013	45,000	45,546
Tunica-Biloxi Gaming Authority(a) 9.000% 11/15/2015	1,500,000	1,548,750
		6,736,524
Financial Services — 7.1%
ALH Finance LLC/ALH Finance Corp.(b) 8.500% 01/15/2013	1,200,000	1,191,000
BCP Crystal Holdings Corp. 9.625% 06/15/2014	439,000	481,802
Ford Motor Credit Co. 5.625% 10/01/2008	2,530,000	2,432,532
Inergy LP/Inergy Finance Corp. 8.250% 03/01/2016	1,025,000	1,063,437

	Principal Amount	Market Value
Insight Midwest LP/Insight Capital, Inc. 9.750% 10/01/2009	$194,000	$197,395
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., Series B 6.875% 11/01/2014	350,000	329,000
Mediacom LLC/Mediacom Capital Corp. 9.500% 01/15/2013	2,000,000	2,052,500
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 6.250% 09/15/2015	350,000	344,312
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 7.125% 06/15/2014	700,000	707,875
Qwest Capital Funding, Inc. 7.000% 08/03/2009	650,000	657,313
		9,457,166
Foods — 2.5%
Dean Foods Co. 6.900% 10/15/2017	700,000	686,875
Land O' Lakes, Inc.(b) 8.750% 11/15/2011	430,000	446,663
Land O' Lakes, Inc. 9.000% 12/15/2010	500,000	529,375
Pinnacle Foods Holding Corp. 8.250% 12/01/2013	1,000,000	1,002,500
Wornick Co. 10.875% 07/15/2011	600,000	600,000
		3,265,413
Forest Products & Paper — 5.3%
Abitibi-Consolidated, Inc.(b) 6.000% 06/20/2013	900,000	715,500
Abitibi-Consolidated, Inc.(b) 7.750% 06/15/2011	350,000	312,375
Newark Group, Inc. 9.750% 03/15/2014	1,050,000	1,029,000
Packaging Dynamics Finance Corp.(a) 10.000% 05/01/2016	1,750,000	1,767,500
Pliant Corp.(b) 11.125% 09/01/2009	1,300,000	1,267,500
Pregis Corp.(a) (b) 12.375% 10/15/2013	1,000,000	1,060,000
Rock-Tenn Co. 8.200% 08/15/2011	900,000	931,500
		7,083,375

	Principal Amount	Market Value
Heavy Construction — 1.0%
Interline Brands, Inc. 8.125% 06/15/2014	$1,350,000	$1,380,375
Heavy Machinery — 1.7%
Great Lakes Dredge & Dock Corp.(b) 7.750% 12/15/2013	470,000	437,100
Stewart & Stevenson LLC(a) 10.000% 07/15/2014	1,850,000	1,873,125
		2,310,225
Household Products — 0.5%
Owens-Illinois, Inc.(b) 7.500% 05/15/2010	700,000	710,500
Industrial – Diversified — 0.6%
Leucadia National Corp. 7.000% 08/15/2013	750,000	754,688
Lodging — 2.7%
Harrahs Operating Co., Inc. 6.500% 06/01/2016	1,200,000	1,056,206
MGM Mirage 6.750% 09/01/2012	750,000	727,500
Station Casinos, Inc. 6.625% 03/15/2018	2,000,000	1,775,000
		3,558,706
Manufacturing — 0.1%
Elgin National Industries, Inc., Series B 11.000% 11/01/2007	125,000	123,438
Metals & Mining — 1.4%
Massey Energy Co. 6.875% 12/15/2013	500,000	468,750
Trimas Corp. 9.875% 06/15/2012	1,425,000	1,343,063
		1,811,813
Prepackaged Software — 0.6%
Sungard Data Systems, Inc. 4.875% 01/15/2014	750,000	645,000
Sungard Data Systems, Inc. 9.125% 08/15/2013	200,000	207,500
		852,500
Restaurants — 1.4%
Sbarro, Inc.(b) 11.000% 09/15/2009	1,850,000	1,882,375
Retail — 1.7%
Neiman-Marcus Group, Inc.(b) 10.375% 10/15/2015	2,050,000	2,242,188

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Telephone Utilities — 2.8%
Cincinnati Bell, Inc. 8.375% 01/15/2014	$750,000	$765,000
NTL Cable PLC 9.125% 08/15/2016	1,315,000	1,382,394
Qwest Communications International, Inc. 7.500% 02/15/2014	1,150,000	1,173,000
Qwest Corp.(a) 7.500% 10/01/2014	200,000	209,500
Qwest Corp. 8.875% 03/15/2012	125,000	137,500
		3,667,394
Transportation — 1.8%
Quality Distribution LLC/QD Capital Corp. 9.000% 11/15/2010	375,000	362,344
Quality Distribution LLC/QD Capital Corp. 9.874% 01/15/2012	650,000	658,938
Stanadyne Corp. 10.000% 08/15/2014	1,300,000	1,326,000
		2,347,282
TOTAL BONDS & NOTES (Cost $119,975,698)		121,644,126
SHORT-TERM INVESTMENTS — 21.8%
Cash Equivalents — 16.5%(d)
Abbey National PLC Eurodollar Time Deposit 5.270% 11/16/2006	986,770	986,770
Abbey National PLC Eurodollar Time Deposit 5.280% 12/01/2006	583,838	583,838
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	205,577	205,577
American Beacon Money Market Fund(c)	387,418	387,418
ANZ Banking Group Ltd. Eurodollar Time Deposit 5.280% 12/19/2006	411,154	411,154
Banco Santander Central Hispano SA Commercial Paper 5.275% 11/14/2006	205,577	205,577
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	781,192	781,192
Bank of America 5.270% 11/10/2006	411,154	411,154

	Principal Amount	Market Value
Bank of America 5.300% 11/20/2006	$123,346	$123,346
Bank of America 5.310% 03/08/2007	411,154	411,154
Bank of Montreal Eurodollar Time Deposit 5.280% 12/04/2006	781,192	781,192
Bank of Nova Scotia Eurodollar Time Deposit 5.270% 11/13/2006	164,461	164,461
Barclays Eurodollar Time Deposit 5.300% 11/03/2006	164,461	164,461
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	411,154	411,154
Barclays Eurodollar Time Deposit 5.305% 11/21/2006	616,731	616,731
BGI Institutional Money Market Fund(c)	616,731	616,731
BNP Paribas Eurodollar Time Deposit 5.280% 12/12/2006	452,269	452,269
BNP Paribas Eurodollar Time Deposit 5.280% 12/15/2006	616,731	616,731
Calyon Eurodollar Time Deposit 5.250% 11/06/2006	616,731	616,731
Calyon Eurodollar Time Deposit 5.280% 12/01/2006	411,154	411,154
Calyon Eurodollar Time Deposit 5.310% 11/01/2006	822,307	822,307
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.280% 11/29/2006	592,061	592,061
Dreyfus Cash Management Plus Money Market Fund(c)	132,269	132,269
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	68,863	68,863
Federal Home Loan Bank Discount Note 5.150% 12/27/2006	107,292	107,292
First Tennessee National Corporation Eurodollar Time Deposit 5.290% 12/18/2006	411,154	411,154

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 5.260% 11/07/2006	$698,961	$698,961
Fortis Bank Eurodollar Time Deposit 5.260% 11/09/2006	246,692	246,692
Fortis Bank Eurodollar Time Deposit 5.300% 11/20/2006	493,384	493,384
Freddie Mac Discount Note 5.138% 12/22/2006	56,794	56,794
General Electric Capital Corp. Commercial Paper 5.265% 11/22/2006	411,154	411,154
General Electric Capital Corp. Commercial Paper 5.285% 11/03/2006	611,334	611,334
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	417,224	417,224
Harris NA Eurodollar Time Deposit 5.280% 11/22/2006	616,731	616,731
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	575,615	575,615
National Australia Bank Eurodollar Time Deposit 5.290% 11/01/2006	951,410	951,410
Royal Bank of Canada Eurodollar Time Deposit 5.300% 11/17/2006	822,307	822,307
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	328,923	328,923
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 12/11/2006	370,038	370,038
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.300% 11/20/2006	370,038	370,038
Societe Generale Eurodollar Time Deposit 5.270% 11/02/2006	822,307	822,307
Societe Generale Eurodollar Time Deposit 5.280% 11/01/2006	164,461	164,461
Societe Generale Eurodollar Time Deposit 5.280% 12/04/2006	616,731	616,731
Standard Chartered Bank Eurodollar Time Deposit 5.280% 11/30/2006	411,154	411,154

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 11/01/2006	$714,985	$714,985
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 12/11/2006	205,577	205,577
UBS AG Eurodollar Term 5.300% 01/04/2007	493,384	493,384
		21,891,945
Commercial Paper — 5.3%
ConocoPhillips Co. 5.340% 11/02/2006	2,720,000	2,719,597
Lennar Corp. 5.290% 11/02/2006	1,800,000	1,799,735
Whirlpool Corp. 5.300% 11/01/2006	2,580,000	2,580,000
		7,099,332
TOTAL SHORT-TERM INVESTMENTS (Cost $28,991,277)		28,991,277
TOTAL INVESTMENTS — 113.5% (Cost $148,966,975)(e)		150,635,403
Other Assets/ (Liabilities) — (13.5%)		(17,946,668)
NET ASSETS — 100.0%		$132,688,735

Notes to Portfolio of Investments

(a)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities amounted to a value of $14,155,694 or 10.7% of net assets.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments

October 31, 2006

	Number of Shares	Market Value
EQUITIES — 60.6%
COMMON STOCK — 60.6%
Advertising — 0.1%
Monster Worldwide, Inc.(a)	700	$28,357
Omnicom Group, Inc.(b)	2,800	284,060
		312,417
Aerospace & Defense — 1.6%
Boeing Co.(b)	10,000	798,600
General Dynamics Corp.	6,200	440,820
Honeywell International, Inc.	11,800	497,016
Lockheed Martin Corp.	5,100	443,343
Northrop Grumman Corp.	4,100	272,199
Raytheon Co.(b)	7,300	364,635
United Technologies Corp.	12,000	788,640
		3,605,253
Air Transportation — 0.0%
Southwest Airlines Co.	3,900	58,617
Apparel, Textiles & Shoes — 0.4%
Coach, Inc.(a)	1,300	51,532
The Gap, Inc.(b)	6,900	145,038
Jones Apparel Group, Inc.	3,500	116,900
Limited Brands, Inc.	4,400	129,668
Liz Claiborne, Inc.	1,600	67,472
Nike, Inc. Cl. B	700	64,316
Nordstrom, Inc.	5,200	246,220
VF Corp.	1,200	91,212
		912,358
Automotive & Parts — 0.4%
AutoNation, Inc.(a)	100	2,005
Ford Motor Co.(b)	35,800	296,424
General Motors Corp.(b)	9,700	338,724
Harley-Davidson, Inc.	1,800	123,534
Paccar, Inc.	500	29,605
		790,292
Banking, Savings & Loans — 6.1%
AmSouth Bancorporation	3,300	99,726
Bank of America Corp.	50,364	2,713,109
The Bank of New York Co., Inc.	8,600	295,582
BB&T Corp.	6,400	278,528
Capital One Financial Corp.	4,800	380,784
Comerica, Inc.	1,900	110,561
Compass Bancshares, Inc.	1,300	73,138
Fannie Mae	10,900	645,934
Fifth Third Bancorp	6,700	266,995
First Horizon National Corp.	1,100	43,252

	Number of Shares	Market Value
Freddie Mac	7,800	$538,122
JP Morgan Chase & Co.	39,600	1,878,624
KeyCorp	6,700	248,838
M&T Bank Corp.	800	97,448
Marshall and Ilsley Corp.	3,000	143,820
Mellon Financial Corp.	4,500	174,600
National City Corp.	9,700	361,325
North Fork Bancorporation, Inc.	4,450	127,181
Regions Financial Corp.(b)	7,866	298,515
SLM Corp.	4,900	238,532
Sovereign Bancorp, Inc.	4,000	95,400
State Street Corp.	1,600	102,768
SunTrust Banks, Inc.	4,100	323,859
Synovus Financial Corp.	3,000	88,140
U.S. Bancorp	20,000	676,800
Wachovia Corp.	21,390	1,187,145
Washington Mutual, Inc.	10,885	460,435
Wells Fargo & Co.(b)	37,700	1,368,133
Zions Bancorp	900	72,360
		13,389,654
Beverages — 1.3%
Anheuser-Busch Cos., Inc.	9,100	431,522
Brown-Forman Corp. Cl. B	600	43,314
The Coca-Cola Co.(b)	23,800	1,111,936
Coca-Cola Enterprises, Inc.	4,200	84,126
Molson Coors Brewing Co. Cl. B	700	49,826
The Pepsi Bottling Group, Inc.	1,700	53,754
PepsiCo, Inc.	16,700	1,059,448
		2,833,926
Broadcasting, Publishing & Printing — 1.4%
CBS Corp. Cl. B	5,000	144,700
Clear Channel Communications, Inc.	5,900	205,615
Comcast Corp. Cl. A(a)	24,700	1,004,549
Gannett Co., Inc.	2,800	165,592
The McGraw-Hill Companies, Inc.	5,100	327,267
Meredith Corp.	600	31,500
The Scripps (E.W.) Co. Cl. A	900	44,442
Time Warner, Inc.	40,600	812,406
Tribune Co.	2,200	73,326
Univision Communications, Inc. Cl. A(a) (b)	1,800	63,108
Viacom, Inc. Cl. B(a)	8,300	323,036
		3,195,541

	Number of Shares	Market Value
Building Materials & Construction — 0.1%
Louisiana-Pacific Corp.	1,400	$27,692
Masco Corp.	4,900	135,485
Vulcan Materials Co.	100	8,148
		171,325
Chemicals — 0.8%
Dow Chemical Co.(b)	11,400	465,006
Du Pont (E.I.) de Nemours & Co.	10,900	499,220
Hercules, Inc.(a)	8,400	152,880
International Flavors & Fragrances, Inc.	1,100	46,728
Monsanto Co.	4,000	176,880
PPG Industries, Inc.	2,000	136,800
Praxair, Inc.	2,400	144,600
Rohm & Haas Co.(b)	1,900	98,458
		1,720,572
Commercial Services — 0.7%
Cintas Corp.	700	28,980
Convergys Corp.(a)	1,700	36,057
eBay, Inc.(a)	12,100	388,773
Equifax, Inc.	2,300	87,469
Fluor Corp.	100	7,843
Moody's Corp.	2,100	139,230
Paychex, Inc.	4,300	169,764
PerkinElmer, Inc.	1,700	36,312
Public Storage, Inc.	800	71,768
Quest Diagnostics	2,200	109,428
Robert Half International, Inc.	300	10,965
Ryder System, Inc.	700	36,855
Waste Management, Inc.	9,400	352,312
Western Union(a)	2,600	57,330
		1,533,086
Communications — 0.8%
Avaya, Inc.(a)	9,800	125,538
Ciena Corp.(a)	1,071	25,179
Citizens Communications Co.	4,800	70,368
L-3 Communications Holdings, Inc.	1,000	80,520
Lucent Technologies, Inc.(a)	37,600	91,368
Motorola, Inc.	23,800	548,828
Network Appliance, Inc.(a)	4,700	171,550
Qualcomm, Inc.	16,500	600,435
Tellabs, Inc.(a)	300	3,162
		1,716,948

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Computer Integrated Systems Design — 0.2%
Autodesk, Inc.(a)	1,700	$62,475
Computer Sciences Corp.(a)	2,200	116,270
Sun Microsystems, Inc.(a)	44,700	242,721
		421,466
Computer Programming Services — 0.0%
VeriSign, Inc.(a)	1,600	33,088
Computers & Information — 2.4%
Apple Computer, Inc.(a)	10,200	827,016
Cisco Systems, Inc.(a)	70,100	1,691,513
Dell, Inc.(a)	26,800	652,044
EMC Corp.(a)	27,100	331,975
International Business Machines Corp.	17,600	1,625,008
International Game Technology	100	4,251
Jabil Circuit, Inc.	100	2,871
Lexmark International, Inc.(a)	3,200	203,488
SanDisk Corp.(a) (b)	1,400	67,340
		5,405,506
Computers & Office Equipment — 0.8%
Electronic Data Systems Corp.	3,600	91,188
Hewlett-Packard Co.	32,400	1,255,176
Pitney Bowes, Inc.	2,800	130,788
Xerox Corp.(a)	18,200	309,400
		1,786,552
Containers — 0.2%
Bemis Co., Inc.	1,500	50,430
Pactiv Corp.(a)	5,100	157,284
Sealed Air Corp.	1,100	65,472
Temple-Inland, Inc.	2,900	114,376
		387,562
Cosmetics & Personal Care — 1.4%
Alberto-Culver Co.	600	30,486
Avon Products, Inc.	5,700	173,337
Colgate-Palmolive Co.(b)	3,700	236,689
The Estee Lauder Cos., Inc. Cl. A(b)	900	36,351
Kimberly-Clark Corp.	5,500	365,860
The Procter & Gamble Co.	35,218	2,232,469
		3,075,192
Data Processing & Preparation — 0.4%
Automatic Data Processing, Inc.	6,600	326,304
First Data Corp.	9,000	218,250
Fiserv, Inc.(a)	2,300	113,620

	Number of Shares	Market Value
IMS Health, Inc.	2,700	$75,195
NCR Corp.(a)	2,400	99,648
		833,017
Electric Utilities — 2.0%
AES Corp.(a)	8,400	184,716
Ameren Corp.(b)	2,600	140,660
American Electric Power Co., Inc.	2,400	99,432
CenterPoint Energy, Inc.(b)	4,000	61,920
Consolidated Edison, Inc.	3,200	154,720
Constellation Energy Group, Inc.	2,200	137,280
Dominion Resources, Inc.	2,300	186,277
DTE Energy Co.(b)	2,300	104,489
Duke Energy Corp.	14,864	470,297
Edison International	5,700	253,308
Entergy Corp.	2,700	231,741
Exelon Corp.	5,300	328,494
FirstEnergy Corp.	4,500	264,825
FPL Group, Inc.(b)	4,800	244,800
NiSource, Inc.	2,100	48,867
PG&E Corp.	4,500	194,130
Pinnacle West Capital Corp.	2,100	100,401
PPL Corp.(b)	4,900	169,148
Progress Energy, Inc.(b)	3,400	156,400
Public Service Enterprise Group, Inc.	3,200	195,360
Southern Co.	8,800	320,320
TXU Corp.	5,400	340,902
		4,388,487
Electrical Equipment & Electronics — 3.5%
Advanced Micro Devices, Inc.(a)	800	17,016
Altera Corp.(a)	8,200	151,208
Analog Devices, Inc.	2,800	89,096
Broadcom Corp. Cl. A(a)	800	24,216
Emerson Electric Co.	4,900	413,560
Freescale Semiconductor, Inc. Cl. B(a)	7,637	300,363
General Electric Co.	113,000	3,967,430
Intel Corp.	62,100	1,325,214
JDS Uniphase Corp.(a) (b)	125	1,816
Johnson Controls, Inc.(b)	1,500	122,310
KLA-Tencor Corp.	1,000	49,170
Linear Technology Corp.	100	3,112
LSI Logic Corp.(a) (b)	3,100	31,155
Maxim Integrated Products, Inc.	1,800	54,018
Micron Technology, Inc.(a)	8,700	125,715
Molex, Inc.	1,100	38,390
National Semiconductor Corp.	4,300	104,447

	Number of Shares	Market Value
Novellus Systems, Inc.(a)	6,400	$176,960
Nvidia Corp.(a)	4,200	146,454
QLogic Corp.(a)	2,000	41,160
Rockwell Automation, Inc.	200	12,400
Texas Instruments, Inc.(b)	18,200	549,276
Xilinx, Inc.	2,400	61,224
		7,805,710
Energy — 5.4%
Anadarko Petroleum Corp.	3,300	153,186
Apache Corp.	1,700	111,044
Ashland, Inc.	1,000	59,100
BJ Services Co.	900	27,144
Chesapeake Energy Corp.(b)	400	12,976
Chevron Corp.	25,285	1,699,152
ConocoPhillips Co.	19,574	1,179,138
Devon Energy Corp.	3,300	220,572
El Paso Corp.	10,600	145,220
EOG Resources, Inc.	1,300	86,489
Exxon Mobil Corp.	64,800	4,628,015
Halliburton Co.	11,500	372,025
KeySpan Corp.	1,400	56,812
Kinder Morgan, Inc.	1,800	189,180
Marathon Oil Corp.	4,300	371,520
Nabors Industries Ltd.(a) (b)	300	9,264
National Oilwell Varco, Inc.(a)	200	12,080
Nicor, Inc.	600	27,576
Occidental Petroleum Corp.	10,200	478,788
Schlumberger Ltd.	14,700	927,276
Sempra Energy	3,400	180,336
Sunoco, Inc.	1,600	105,808
Transocean, Inc.(a)	2,300	166,842
Valero Energy Corp.	7,300	382,009
Weatherford International Ltd.(a)	1,100	45,188
The Williams Cos., Inc.	3,000	73,290
Xcel Energy, Inc.(b)	7,400	163,318
XTO Energy, Inc.	1,200	55,992
		11,939,340
Entertainment & Leisure — 0.6%
News Corp., Inc. Cl. A	27,700	577,545
The Walt Disney Co.	26,300	827,398
		1,404,943
Financial Services — 4.0%
American Express Co.	11,500	664,815
Ameriprise Financial, Inc.(b)	2,740	141,110
Apartment Investment & Management Co. Cl. A	900	51,588

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Archstone-Smith Trust REIT	1,400	$84,294
The Bear Stearns Cos., Inc.	2,200	332,970
Chicago Mercantile Exchange Holdings, Inc.	300	150,300
CIT Group, Inc.	4,600	239,430
Citigroup, Inc.	55,000	2,758,800
Countrywide Financial Corp.(b)	6,898	262,952
E*TRADE Financial Corp.(a)	2,900	67,512
Franklin Resources, Inc.	800	91,168
The Goldman Sachs Group, Inc.	5,300	1,005,887
Huntington Bancshares, Inc.	2,700	65,907
Janus Capital Group, Inc.	400	8,032
Legg Mason, Inc.(b)	800	72,016
Lehman Brothers Holdings, Inc.(b)	7,400	576,016
Merrill Lynch & Co., Inc.(b)	10,900	952,878
Morgan Stanley	13,100	1,001,233
PNC Financial Services Group, Inc.	3,400	238,102
The Charles Schwab Corp.(b)	6,400	116,608
T. Rowe Price Group, Inc.	500	23,655
		8,905,273
Food Retailers — 0.1%
Starbucks Corp.(a)	5,000	188,750
SuperValu, Inc.	1,600	53,440
		242,190
Foods — 0.8%
Archer-Daniels-Midland Co.	4,200	161,700
Campbell Soup Co.	2,600	97,188
ConAgra Foods, Inc.	6,500	169,975
Dean Foods Co.(a)	2,000	83,780
General Mills, Inc.	5,200	295,464
Heinz (H. J.) Co.	4,000	168,640
The Kroger Co.	9,300	209,157
McCormick & Co., Inc.	3,000	112,200
Safeway, Inc.	5,700	167,352
Sara Lee Corp.	9,000	153,900
Sysco Corp.	3,200	111,936
		1,731,292
Forest Products & Paper — 0.0%
International Paper Co.	1,000	33,350
Plum Creek Timber Co., Inc.	1,300	46,722
Weyerhaeuser Co.	600	38,154
		118,226

	Number of Shares	Market Value
Healthcare — 0.7%
Caremark Rx, Inc.	5,100	$251,073
Coventry Health Care, Inc.(a)	1,150	53,992
Express Scripts, Inc.(a)	1,700	108,324
HCA, Inc.(b)	2,200	111,144
Humana, Inc.(a)	2,100	126,000
Laboratory Corp. of America Holdings(a) (b)	2,500	171,225
Manor Care, Inc.(b)	2,200	105,578
UnitedHealth Group, Inc.	12,300	599,994
		1,527,330
Home Construction, Furnishings & Appliances — 0.1%
Centex Corp.(b)	900	47,070
D.R. Horton, Inc.(b)	100	2,343
Harman International Industries, Inc.	100	10,235
Leggett & Platt, Inc.	2,400	56,040
Lennar Corp. Cl. A	400	18,992
Pulte Homes, Inc.(b)	100	3,099
Whirlpool Corp.	1,000	86,930
		224,709
Household Products — 0.4%
The Black & Decker Corp.	1,000	83,880
Corning, Inc.(a)	15,700	320,751
Newell Rubbermaid, Inc.	3,600	103,608
The Sherwin-Williams Co.	2,400	142,152
Snap-on, Inc.	2,900	136,387
The Stanley Works	2,500	119,125
		905,903
Industrial – Distribution — 0.0%
Grainger (W.W.), Inc.	600	43,668
Industrial – Diversified — 1.0%
3M Co.	8,800	693,792
Cooper Industries Ltd. Cl. A	1,200	107,340
Danaher Corp.	4,400	315,788
Eaton Corp.	2,900	210,047
Illinois Tool Works, Inc.	1,900	91,067
ITT Corp.	1,400	76,146
Tyco International Ltd.	23,889	703,053
		2,197,233
Information Retrieval Services — 0.7%
Google, Inc. Cl. A(a)	2,300	1,095,697
Juniper Networks, Inc.(a)	4,800	82,656
Yahoo!, Inc.(a)	12,200	321,348
		1,499,701
Insurance — 3.8%
ACE Ltd.	3,900	223,275
Aetna, Inc.	6,500	267,930

	Number of Shares	Market Value
AFLAC, Inc.	2,500	$112,300
Allstate Corp.	8,800	539,968
Ambac Financial Group, Inc.	2,700	225,423
American International Group, Inc.	29,500	1,981,515
Aon Corp.	3,400	118,286
Chubb Corp.	6,800	361,420
Cigna Corp.	2,300	269,054
Cincinnati Financial Corp.	2,114	96,504
Genworth Financial, Inc. Cl. A	5,400	180,576
The Hartford Financial Services Group, Inc.	4,800	418,416
Lincoln National Corp.	5,106	323,261
Loews Corp.	5,400	210,168
Marsh & McLennan Cos., Inc.	3,900	114,816
MBIA, Inc.(b)	3,300	204,666
Metlife, Inc.(b)	10,300	588,439
MGIC Investment Corp.	900	52,884
Principal Financial Group, Inc.	3,100	175,119
Progressive Corp.	8,100	195,777
Prudential Financial, Inc.(a)	3,800	292,334
Safeco Corp.	2,600	151,294
St. Paul Travelers Cos.	9,922	507,312
Torchmark Corp.	1,200	74,016
UnumProvident Corp.	3,300	65,274
WellPoint, Inc.(a)	7,400	564,768
XL Capital Ltd. Cl. A	1,900	134,045
		8,448,840
Lodging — 0.2%
Hilton Hotels Corp.	3,000	86,760
Marriott International, Inc. Cl. A	400	16,708
Starwood Hotels & Resorts Worldwide, Inc.	2,800	167,272
Wyndham Worldwide Corp.(a)	2,540	74,930
		345,670
Machinery & Components — 0.6%
Baker Hughes, Inc.(b)	2,500	172,625
Caterpillar, Inc.	5,700	346,047
Cummins, Inc.	1,100	139,678
Deere & Co.(b)	1,200	102,156
Dover Corp.	2,500	118,750
Ingersoll-Rand Co. Cl. A	4,300	157,853
Pall Corp.	1,500	47,850
Parker Hannifin Corp.	2,800	234,164
		1,319,123

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Manufacturing — 0.2%
American Standard Cos., Inc.	1,300	$57,577
Applied Materials, Inc.(b)	16,500	286,935
Avery Dennison Corp.	1,300	82,082
		426,594
Medical Supplies — 1.1%
Agilent Technologies, Inc.(a)	4,900	174,440
Allergan, Inc.	500	57,750
Applera Corp. - Applied Biosystems Group	5,500	205,150
Bard (C.R.), Inc.	700	57,295
Bausch & Lomb, Inc.	700	37,478
Baxter International, Inc.	9,800	450,506
Becton, Dickinson & Co.	2,900	203,087
Boston Scientific Corp.(a)	5,300	84,323
Fisher Scientific International, Inc.(a)	2,200	188,364
Medtronic, Inc.(b)	10,100	491,668
Stryker Corp.	1,800	94,122
Tektronix, Inc.	5,100	154,887
Thermo Fisher Scientific, Inc.(a)	2,900	124,323
Waters Corp.(a)	1,900	94,582
Zimmer Holdings, Inc.(a)	1,400	100,814
		2,518,789
Metals & Mining — 0.6%
Alcoa, Inc.	6,800	196,588
Allegheny Technologies, Inc.(b)	800	62,984
CONSOL Energy, Inc.(b)	100	3,539
Freeport-McMoRan Copper & Gold, Inc. Cl. B(b)	1,600	96,768
Newmont Mining Corp.	2,300	104,121
Nucor Corp.	5,600	327,096
Phelps Dodge Corp.	3,400	341,292
United States Steel Corp.	1,700	114,920
		1,247,308
Pharmaceuticals — 5.3%
Abbott Laboratories	18,000	855,180
AmerisourceBergen Corp.	2,700	127,440
Amgen, Inc.(a)	13,800	1,047,558
Biogen Idec, Inc.(a)	4,400	209,440
Bristol-Myers Squibb Co.	23,200	574,200
Cardinal Health, Inc.	5,000	327,250
Eli Lilly & Co.	8,600	481,686
Forest Laboratories, Inc.(a)	5,900	288,746
Genzyme Corp.(a)	1,000	67,510
Gilead Sciences, Inc.(a)	3,100	213,590
Johnson & Johnson(b)	32,900	2,217,460

	Number of Shares	Market Value
King Pharmaceuticals, Inc.(a)	3,100	$51,863
McKesson Corp.	5,800	290,522
Medco Health Solutions, Inc.(a)	3,800	203,300
Merck & Co., Inc.(b)	26,000	1,180,920
Mylan Laboratories, Inc.	2,500	51,250
Pfizer, Inc.	82,000	2,185,300
Schering-Plough Corp.	11,201	247,990
Sigma-Aldrich Corp.	900	67,599
Watson Pharmaceutical, Inc.(a)	5,500	148,005
Wyeth	15,800	806,274
		11,643,083
Photography Equipment/Supplies — 0.0%
Eastman Kodak Co.(b)	3,600	87,840
Prepackaged Software — 2.2%
Adobe Systems, Inc.(a) (b)	7,300	279,225
BMC Software, Inc.(a)	6,600	200,046
CA, Inc.	5,162	127,811
Citrix Systems, Inc.(a)	2,000	59,060
Compuware Corp.(a)	4,100	32,964
Electronic Arts, Inc.(a)	1,100	58,179
Intuit, Inc.(a)	4,400	155,320
Microsoft Corp.	96,100	2,759,031
Oracle Corp.(a)	49,800	919,806
Symantec Corp.(a)	11,600	230,144
		4,821,586
Real Estate — 0.4%
Boston Properties, Inc.	1,300	138,879
Equity Office Properties Trust(b)	4,000	170,000
Equity Residential REIT	2,900	158,369
Kimco Realty Corp.	2,300	102,189
ProLogis	1,600	101,232
Realogy Corp.(a)	2,575	66,384
Simon Property Group, Inc. REIT	1,000	97,100
Vornado Realty Trust	700	83,202
		917,355
Restaurants — 0.4%
Darden Restaurants, Inc.	1,800	75,420
McDonald's Corp.	14,500	607,840
Yum! Brands, Inc.	3,200	190,272
		873,532
Retail — 2.9%
Amazon.com, Inc.(a) (b)	2,700	102,843
AutoZone, Inc.(a)	1,700	190,400
Best Buy Co., Inc.	4,800	265,200
Big Lots, Inc.(a)	8,200	172,856

	Number of Shares	Market Value
Circuit City Stores, Inc.	100	$2,698
Costco Wholesale Corp.	2,700	144,126
CVS Corp.	5,800	182,004
Dillards, Inc. Cl. A(b)	1,300	39,221
Family Dollar Stores, Inc.	6,000	176,700
Federated Department Stores, Inc.	8,792	386,057
The Home Depot, Inc.	20,400	761,532
J.C. Penney Co., Inc.	2,900	218,167
Kohl's Corp.(a)	5,300	374,180
Lowe's Companies, Inc.(b)	13,500	406,890
Office Depot, Inc.(a)	6,200	260,338
OfficeMax, Inc.	900	42,822
Sears Holdings Corp.(a) (b)	1,700	296,599
Staples, Inc.	3,300	85,107
Target Corp.	7,900	467,522
The TJX Cos., Inc.	9,100	263,445
Walgreen Co.	8,200	358,176
Wal-Mart Stores, Inc.	25,900	1,276,352
		6,473,235
Telephone Utilities — 2.2%
Alltel Corp.	4,400	234,564
AT&T, Inc.	45,000	1,541,250
BellSouth Corp.	20,700	933,570
CenturyTel, Inc.	2,200	88,528
Embarq Corp.	1,796	86,837
Qwest Communications International, Inc.(a)	31,500	271,845
Sprint Nextel Corp.(b)	27,135	507,153
Verizon Communications, Inc.	32,868	1,216,116
Windstream Corp.	5,500	75,460
		4,955,323
Tobacco — 1.0%
Altria Group, Inc.	23,000	1,870,590
Reynolds American, Inc.(b)	2,100	132,636
UST, Inc.(b)	3,000	160,680
		2,163,906
Toys, Games — 0.2%
Hasbro, Inc.	5,200	134,784
Mattel, Inc.	9,800	221,774
		356,558
Transportation — 1.0%
Burlington Northern Santa Fe Corp.	2,700	209,331
Carnival Corp.	2,200	107,404
CSX Corp.	3,500	124,845
FedEx Corp.	2,400	274,896
Norfolk Southern Corp.	5,100	268,107

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Union Pacific Corp.	3,500	$317,205
United Parcel Service, Inc. Cl. B	11,300	851,455
		2,153,243
Travel — 0.1%
Sabre Holdings Corp. Cl. A	6,700	170,314
TOTAL COMMON STOCK (Cost $123,075,468)		134,038,676
TOTAL EQUITIES (Cost $123,075,468)		134,038,676
RIGHTS — 0.0%
Computers & Information
Seagate Technology(c)	5,100	-
TOTAL RIGHTS (Cost $0)		-
	Principal Amount
BONDS & NOTES — 26.6%
ASSET BACKED SECURITIES — 0.4%
Financial Services
Chase Mortgage Finance Co., Series 2003-S11, Class 1A-1 5.000% 10/25/2033	$495,310	474,253
Mirant Mid-Atlantic LLC, Series 2001, Class A 8.625% 06/30/2012	115,970	123,218
Travelers Funding Ltd., Series 1A, Class A1(d) 6.300% 02/18/2014	213,404	214,066
Vanderbilt Mortgage and Finance, Inc., Series 2002-C, Class A2 4.230% 02/07/2015	59,728	59,503
TOTAL ASSET BACKED SECURITIES (Cost $880,228)		871,040
CORPORATE DEBT — 10.4%
Air Transportation — 0.0%
US Airways, Inc., Class B(a) (e) 7.500% 04/15/2008	434,841	5,436

	Principal Amount	Market Value
Apparel, Textiles & Shoes — 0.1%
Kellwood Co. 7.625% 10/15/2017	$15,000	$13,800
Kellwood Co. 7.875% 07/15/2009	50,000	50,000
Mohawk Industries, Inc., Series D 7.200% 04/15/2012	85,000	88,913
		152,713
Automotive & Parts — 0.3%
DaimlerChrysler NA Holding Corp. 4.050% 06/04/2008	530,000	518,227
DaimlerChrysler NA Holding Corp. 4.125% 03/07/2007	145,000	144,342
General Motors Corp.(b) 8.375% 07/15/2033	25,000	22,250
		684,819
Banking, Savings & Loans — 0.8%
Ametek, Inc. 7.200% 07/15/2008	280,000	285,932
Bank of America Corp. 4.250% 10/01/2010	225,000	218,289
CIT Group, Inc. 7.375% 04/02/2007	250,000	252,066
JP Morgan Chase & Co. 3.125% 12/11/2006	250,000	249,408
Kern River Funding Corp.(d) 4.893% 04/30/2018	170,400	165,808
Residential Capital Corp. 6.125% 11/21/2008	145,000	145,805
SLM Corp. 5.000% 10/01/2013	65,000	63,634
SLM Corp. 5.625% 08/01/2033	80,000	77,232
Wachovia Corp. 5.300% 10/15/2011	165,000	165,858
Wells Fargo & Co. 4.125% 03/10/2008	125,000	123,076
		1,747,108
Beverages — 0.1%
Anheuser-Busch Cos., Inc. 5.050% 10/15/2016	75,000	72,717
Anheuser-Busch Cos., Inc. 6.500% 02/01/2043	50,000	54,064
Constellation Brands, Inc. 8.000% 02/15/2008	55,000	56,169
Diageo Finance BV 3.000% 12/15/2006	100,000	99,722
		282,672

	Principal Amount	Market Value
Broadcasting, Publishing & Printing — 1.2%
Belo Corp. 6.750% 05/30/2013	$200,000	$205,123
Belo Corp. 8.000% 11/01/2008	100,000	104,375
Clear Channel Communications, Inc. 4.250% 05/15/2009	150,000	144,687
Clear Channel Communications, Inc. 6.000% 11/01/2006	55,000	55,000
Comcast Cable Communications, Inc. 8.375% 05/01/2007	750,000	761,077
Cox Communications, Inc. 4.625% 01/15/2010	495,000	483,708
Cox Communications, Inc. 6.750% 03/15/2011	200,000	209,176
Dow Jones & Co., Inc. 3.875% 02/15/2008	220,000	215,666
Knight-Ridder, Inc. 7.125% 06/01/2011	30,000	31,307
Rogers Cable, Inc. 5.500% 03/15/2014	60,000	56,400
Shaw Communications, Inc. 8.250% 04/11/2010	190,000	200,212
USA Interactive 7.000% 01/15/2013	160,000	164,777
		2,631,508
Building Materials & Construction — 0.2%
Chemed Corp. 8.750% 02/24/2011	130,000	134,387
Vulcan Materials Co. 6.000% 04/01/2009	250,000	254,576
		388,963
Chemicals — 0.3%
Chevron Phillips Chemical Co. LLC 5.375% 06/15/2007	170,000	169,785
Cytec Industries, Inc. 5.500% 10/01/2010	90,000	89,548
ICI Wilmington, Inc. 7.050% 09/15/2007	150,000	151,731
Lubrizol Corp. 4.625% 10/01/2009	130,000	127,622
Lubrizol Corp. 5.875% 12/01/2008	90,000	90,829
Sealed Air Corp.(d) 6.875% 07/15/2033	40,000	40,263
Sensient Technologies 6.500% 04/01/2009	90,000	89,713
		759,491

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Commercial Services — 0.1%
Allied Waste North America, Inc., Series B 5.750% 02/15/2011	$80,000	$77,000
Donnelley (R.R.) & Sons Co. 4.950% 05/15/2010	100,000	97,198
		174,198
Communications — 0.1%
Echostar DBS Corp.(d) 7.125% 02/01/2016	110,000	107,525
Computer Programming Services — 0.0%
Electronic Data Systems Corp., Series B 6.500% 08/01/2013	90,000	91,496
Data Processing & Preparation — 0.0%
Certegy, Inc. 4.750% 09/15/2008	60,000	57,902
Electric Utilities — 1.7%
Allegheny Energy Supply Co. LLC(d) 8.250% 04/15/2012	75,000	81,562
Centerpoint Energy, Inc., Series B 5.875% 06/01/2008	290,000	291,620
Consumers Energy Co. 4.400% 08/15/2009	55,000	53,631
Dominion Resources, Inc. 5.150% 07/15/2015	200,000	194,012
Duke Energy Field Services Corp. 7.875% 08/16/2010	550,000	595,631
Elwood Energy LLC 8.159% 07/05/2026	98,550	104,336
Entergy Gulf States, Inc. 5.250% 08/01/2015	275,000	261,611
FirstEnergy Corp., Series A 5.500% 11/15/2006	90,000	89,999
Homer City Funding LLC 8.734% 10/01/2026	122,188	138,072
Ipalco Enterprises, Inc. 8.375% 11/14/2008	255,000	263,925
Kansas Gas & Electric Co. 5.647% 03/29/2021	85,000	83,941
MidAmerican Energy Holdings Co. 3.500% 05/15/2008	275,000	267,809
MidAmerican Funding LLC 6.750% 03/01/2011	45,000	47,514
Monongahela Power Co. 6.700% 06/15/2014	110,000	118,059

	Principal Amount	Market Value
Nevada Power Co., Series L 5.875% 01/15/2015	$120,000	$120,351
Pennsylvania Electric Co. Class B 6.125% 04/01/2009	175,000	177,933
PSEG Energy Holdings, Inc. 8.625% 02/15/2008	28,000	29,050
Tampa Electric Co. 5.375% 08/15/2007	190,000	189,880
Tenaska Oklahoma(d) 6.528% 12/30/2014	140,974	139,007
TransAlta Corp. 5.750% 12/15/2013	250,000	249,866
Tri-State Generation & Transmission Association, Series 2003, Class A(d) 6.040% 01/31/2018	120,000	121,139
Tri-State Generation & Transmission Association, Series 2003, Class B(d) 7.144% 07/31/2033	135,000	145,436
TXU Energy Co. 7.000% 03/15/2013	55,000	57,935
		3,822,319
Electrical Equipment & Electronics — 0.1%
Anixter, Inc. 5.950% 03/01/2015	130,000	122,200
Avnet, Inc. 8.000% 11/15/2006	31,000	31,016
Thomas & Betts Corp. 6.625% 05/07/2008	75,000	76,126
Thomas & Betts Corp., Series B MTN 6.390% 02/10/2009	55,000	56,121
		285,463
Energy — 0.8%
Australian Gas Light Co. Ltd(d) 6.400% 04/15/2008	190,000	192,268
Boardwalk Pipelines LLC 5.500% 02/01/2017	40,000	38,899
Chesapeake Energy Corp. 6.500% 08/15/2017	80,000	75,400
Colonial Pipeline Co.(d) 7.630% 04/15/2032	200,000	250,876
Consolidated Natural Gas Co., Series C 6.250% 11/01/2011	65,000	67,195
Enterprise Products Operating LP 7.500% 02/01/2011	35,000	37,504

	Principal Amount	Market Value
Enterprise Products Operating LP, Series B 4.000% 10/15/2007	$15,000	$14,781
Gulf South Pipeline Co. LP(d) 5.050% 02/01/2015	40,000	38,534
Mobil Corp. 8.625% 08/15/2021	275,000	370,206
OAO Gazprom(d) 9.625% 03/01/2013	75,000	89,062
Piedmont Natural Gas Co., Series E 6.000% 12/19/2033	100,000	102,708
Plains All American Pipeline Co. 5.625% 12/15/2013	140,000	138,708
The Premcor Refining Group, Inc. 6.750% 05/01/2014	60,000	61,470
Southwest Gas Corp. 8.375% 02/15/2011	50,000	54,798
XTO Energy, Inc. 4.900% 02/01/2014	225,000	214,963
		1,747,372
Entertainment & Leisure — 0.0%
Harrah's Operating Co., Inc. 5.500% 07/01/2010	100,000	96,046
Financial Services — 1.9%
American Honda Finance Corp.(d) 3.850% 11/06/2008	175,000	170,597
Bombardier Capital, Inc.(d) 6.750% 05/01/2012	65,000	62,887
Countrywide Home Loans, Inc. 3.250% 05/21/2008	250,000	242,705
Emerald Investment Grade CBO Ltd.(d) 5.819% 05/24/2011	581,016	581,198
ERAC USA Finance Co.(d) 6.700% 06/01/2034	85,000	90,206
ERAC USA Finance Co.(d) 6.750% 05/15/2007	250,000	251,173
Foster's Finance Corp.(d) 6.875% 06/15/2011	225,000	237,726
Franklin Resources, Inc. 3.700% 04/15/2008	200,000	195,213
General Electric Capital Corp. MTN 5.375% 10/20/2016	100,000	100,500

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Glencore Funding LLC(d) 6.000% 04/15/2014	$150,000	$145,705
The Goldman Sachs Group, Inc. 5.150% 01/15/2014	225,000	221,378
The Goldman Sachs Group, Inc. 6.125% 02/15/2033	65,000	66,470
Household Finance Corp. 4.125% 12/15/2008	250,000	245,082
HSBC Finance Corp. 6.375% 10/15/2011	100,000	104,931
iStar Financial, Inc. REIT 7.000% 03/15/2008	75,000	76,637
iStar Financial, Inc. REIT, Series B 4.875% 01/15/2009	45,000	44,436
iStar Financial, Inc. REIT, Series B 5.700% 03/01/2014	80,000	79,678
Kimco Realty Corp., Series B MTN 7.860% 11/01/2007	350,000	356,704
Nisource Finance Corp. 3.200% 11/01/2006	125,000	125,000
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 6.250% 09/15/2015	30,000	29,513
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 7.125% 06/15/2014	100,000	101,125
Senior Housing Properties Trust REIT 8.625% 01/15/2012	25,000	26,938
Simon Property Group LP 6.875% 11/15/2006	200,000	200,076
Sprint Capital Corp. 6.900% 05/01/2019	60,000	62,933
Telecom Italia Capital SA 6.000% 09/30/2034	75,000	68,668
Verizon Global Funding Corp. 7.750% 12/01/2030	140,000	163,617
Weingarten Realty Investors REIT, Series A 7.500% 12/19/2010	210,000	228,902
		4,279,998
Food Retailers — 0.1%
SuperValu, Inc. 7.875% 08/01/2009	120,000	125,531

	Principal Amount	Market Value
Foods — 0.1%
Smithfield Foods, Inc. 7.000% 08/01/2011	$230,000	$232,013
Forest Products & Paper — 0.2%
Packaging Corp. of America 5.750% 08/01/2013	70,000	68,758
Rock-Tenn Co. 8.200% 08/15/2011	255,000	263,925
		332,683
Healthcare — 0.0%
HCA, Inc. 6.950% 05/01/2012	110,000	97,213
Heavy Construction — 0.0%
Lennar Corp., Series B 6.500% 04/15/2016	40,000	40,652
Heavy Machinery — 0.3%
Briggs & Stratton Corp. 8.875% 03/15/2011	140,000	152,250
Idex Corp. 6.875% 02/15/2008	100,000	100,771
Pentair, Inc. 7.850% 10/15/2009	175,000	186,026
Timken Co. 5.750% 02/15/2010	135,000	134,542
Toro Co. 7.800% 06/15/2027	40,000	45,756
		619,345
Home Construction, Furnishings & Appliances — 0.1%
Beazer Homes USA 6.875% 07/15/2015	35,000	32,900
D.R. Horton, Inc. 4.875% 01/15/2010	25,000	24,426
K. Hovnanian Enterprises 7.500% 05/15/2016	50,000	48,500
Newell Rubbermaid, Inc. 4.000% 05/01/2010	100,000	95,903
		201,729
Industrial – Diversified — 0.3%
American Standard, Inc. 7.625% 02/15/2010	200,000	210,852
Leucadia National Corp. 7.750% 08/15/2013	350,000	365,750
		576,602
Lodging — 0.3%
Hilton Hotels Corp. 7.200% 12/15/2009	100,000	103,000
Marriot International 6.200% 06/15/2016	180,000	181,801

	Principal Amount	Market Value
MGM Mirage 6.000% 10/01/2009	$60,000	$59,250
MGM Mirage 6.750% 09/01/2012	200,000	194,000
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 05/01/2012	130,000	136,338
		674,389
Medical Supplies — 0.5%
Boston Scientific Corp. 6.400% 06/15/2016	180,000	182,822
Millipore Corp. 7.500% 04/01/2007	1,000,000	1,006,021
		1,188,843
Metals & Mining — 0.0%
Codelco, Inc(d) 6.150% 10/24/2036	65,000	66,622
Real Estate — 0.1%
First Industrial LP 7.600% 05/15/2007	175,000	176,837
Restaurants — 0.0%
Aramark Services, Inc. 7.000% 05/01/2007	60,000	60,261
Retail — 0.1%
J.C. Penney Co., Inc. 7.950% 04/01/2017	30,000	34,328
The May Department Stores Co. 3.950% 07/15/2007	100,000	98,749
		133,077
Telephone Utilities — 0.4%
Embarq Corp. 7.082% 06/01/2016	115,000	117,669
France Telecom SA 7.750% 03/01/2011	240,000	263,634
Qwest Corp. 8.875% 03/15/2012	80,000	88,000
Rogers Wireless Communications, Inc. 6.375% 03/01/2014	100,000	100,000
Sprint Capital Corp. 6.125% 11/15/2008	270,000	274,146
		843,449
Transportation — 0.2%
Burlington Northern Santa Fe Corp. 6.750% 03/15/2029	130,000	144,480
CSX Corp. 7.250% 05/01/2027	10,000	11,567

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Hornbeck Offshore Services, Inc., Series B 6.125% 12/01/2014	$85,000	$79,156
Norfolk Southern Corp. 6.000% 04/30/2008	120,000	121,104
		356,307
Travel — 0.0%
Sabre Holdings Corp. 6.350% 03/15/2016	50,000	49,717
TOTAL CORPORATE DEBT (Cost $23,459,408)		23,090,299
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.7%
Financial Services
Collateralized Mortgage Obligations
ABN AMRO Mortgage Corp., Series 2003-12, Class 1A 5.000% 12/25/2033	343,896	329,277
AES Eastern Energy LP, Series 1999-1, Class A 9.000% 01/02/2017	116,547	127,619
Asset Securitization Corp., Series 1995-MD4, Class A1 7.100% 08/13/2029	21,563	21,696
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 5.652% 09/25/2033	80,003	79,930
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 4.142% 02/25/2034	82,278	81,865
CS First Boston Mortgage Securities Corp., Series 2003-7, Class 1A24 4.500% 02/25/2033	39,701	39,554
CS First Boston Mortgage Securities Corp., Series 2004-C1, Class A1 2.254% 01/15/2037	95,027	93,405
First Nationwide Trust, Series 2001-5, Class A1 6.750% 10/21/2031	77,246	76,638
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 4.552% 08/25/2034	144,074	147,987
IndyMac Bancorp, Inc. Mortgage Loan Trust, Series 2004-AR4, Class 1A 4.505% 08/25/2034	254,403	254,996

	Principal Amount	Market Value
MASTR Asset Securitization Trust, Series 2003-12, Class 6A1 5.000% 12/25/2033	$581,588	$556,835
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA 6.377% 07/25/2033	45,707	45,701
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA 4.486% 02/25/2034	44,289	44,829
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A 7.349% 02/25/2034	13,604	13,800
Starwood Commercial Mortgage Trust, Series 1999-C1A, Class B(d) 6.920% 02/03/2014	1,000,000	1,037,194
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A 5.103% 03/25/2034	131,316	133,711
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 5.600% 06/25/2032	57,643	57,431
Structured Asset Securities Corp., Series 2003-30, Class 1A1 5.500% 10/25/2033	363,354	354,679
Terwin Mortgage Trust, Series 2006-10SL, Class A2 5.000% 10/31/2036	475,000	470,102
Vendee Mortgage Trust, Series 1992-1, Class 2Z 7.750% 05/15/2022	151,584	159,985
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A 7.000% 03/25/2034	174,636	176,449
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA4, Class 2A 6.500% 08/25/2034	74,558	75,330

	Principal Amount	Market Value
Washington Mutual, Inc., Series 2003-S11, Class A1 5.000% 11/25/2033	$677,158	$648,378
Washington Mutual, Inc., Series 2004-AR2, Class A 6.064% 04/25/2044	219,850	222,155
Wells Fargo Mortgage Backed Securities Trust, Series 2004-P, Class 2A1 4.222% 09/25/2034	337,889	333,473
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A2 4.109% 06/25/2035	382,343	374,428
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $5,987,086)		5,957,447
SOVEREIGN DEBT OBLIGATIONS — 0.3%
Sovereign Debt Obligations Province of Ontario 4.750% 01/19/2016	320,000	315,103
United Mexican States 5.625% 01/15/2017	245,000	244,878
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $552,514)		559,981
U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.5%
Federal Home Loan Mortgage Corporation (FHLMC) — 2.3%
Pass-Through Securities
FHLMC 4.000% 12/15/2009	1,575,000	1,536,491
FHLMC 5.500% 07/01/2020- 03/01/2021	3,229,539	3,234,482
FHLMC 6.000% 09/01/2016- 02/01/2018	114,643	116,537
FHLMC 6.500% 08/01/2016	29,587	30,169
FHLMC 8.000% 06/01/2027	69,365	73,399
FHLMC 9.000% 03/01/2017	7,095	7,424
Total Pass-Through Securities		4,998,502

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Federal National Mortgage Association (FNMA) — 7.1%
Pass-Through Securities
FNMA(b) 3.875% 02/15/2010	$1,500,000	$1,456,166
FNMA 4.500% 12/01/2020	2,297,689	2,222,475
FNMA 5.000% 09/01/2035	1,962,133	1,896,447
FNMA 5.500% 09/01/2019- 04/01/2036	6,147,598	6,102,116
FNMA 6.000% 05/01/2016	39,250	39,938
FNMA 7.000% 01/01/2031- 05/01/2031	67,205	69,245
FNMA 7.500% 10/01/2029- 05/01/2030	109,932	114,070
FNMA 8.000% 03/01/2030- 08/01/2031	43,698	46,189
FNMA TBA(f) 5.000% 11/01/2036	1,700,000	1,641,563
FNMA TBA(f) 5.500% 11/01/2036	2,125,000	2,099,932
Total Pass-Through Securities		15,688,141
Government National Mortgage Association (GNMA) — 0.1%
Pass-Through Securities
GNMA 7.000% 08/15/2023- 08/15/2032	76,547	79,508
GNMA 7.500% 01/15/2007- 06/15/2017	73,577	76,451
GNMA 8.000% 09/15/2007- 07/15/2008	6,798	6,814
GNMA 9.000% 12/15/2008- 05/15/2009	26,977	27,758
Total Pass-Through Securities		190,531
Other Agencies — 0.0%
Pass-Through Securities
New Valley Generation IV, TVA 4.687% 01/15/2022	94,141	91,701
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $20,970,793)		20,968,875

	Principal Amount	Market Value
U.S. TREASURY OBLIGATIONS — 3.3%
U.S. Treasury Bonds — 2.5%
U.S. Treasury Bond(b) (g) 6.125% 08/15/2029	$3,410,000	$4,038,719
U.S. Treasury Bond(b) 6.875% 08/15/2025	200,000	250,500
U.S. Treasury Bond 8.750% 05/15/2017	430,000	575,192
U.S. Treasury Inflation Index 2.500% 07/15/2016	666,323	675,797
		5,540,208
U.S. Treasury Notes — 0.8%
U.S. Treasury Inflation Index 3.875% 01/15/2009	870,247	888,876
U.S. Treasury Note(b) 3.875% 07/15/2010	960,000	937,500
U.S. Treasury Note 4.000% 02/15/2015	35,000	33,573
		1,859,949
TOTAL U.S. TREASURY OBLIGATIONS (Cost $7,261,759)		7,400,157
TOTAL BONDS & NOTES (Cost $59,111,788)		58,847,799
OPTIONS — 0.1%
Bear Stearns Co., Inc. Floor, Expires 10/01/2014	1,000,000	13,032
Goldman Swaption, Expires 4/14/2008, Strike 5.61%	1,500,000	45,278
Goldman Swaption, Expires 4/14/2008, Strike 5.61%	1,500,000	45,278
TOTAL OPTIONS (Cost $114,500)		103,588
TOTAL LONG TERM INVESTMENTS (Cost $182,301,756)		192,990,063
SHORT-TERM INVESTMENTS — 20.0%
Cash Equivalents — 10.6%(i)
Abbey National PLC Eurodollar Time Deposit 5.270% 11/16/2006	1,059,582	1,059,582
Abbey National PLC Eurodollar Time Deposit 5.280% 12/01/2006	626,921	626,921

	Principal Amount	Market Value
ABN Amro Bank NV Certificate of Deposit Eurodollar Time Deposit 5.305% 11/21/2006	$220,746	$220,746
American Beacon Money Market Fund(h)	416,005	416,005
ANZ Banking Group Ltd. Eurodollar Time Deposit 5.280% 12/19/2006	441,493	441,493
Banco Santander Central Hispano S.A. Commercial Paper 5.275% 11/14/2006	220,746	220,746
BancoBilbao Vizcaya Argentaria SA 5.310% 01/03/2007	838,836	838,836
Bank of America 5.270% 11/10/2006	441,493	441,493
Bank of America 5.300% 11/20/2006	132,448	132,448
Bank of America 5.310% 03/08/2007	441,493	441,493
Bank of Montreal Eurodollar Time Deposit 5.280% 12/04/2006	838,836	838,836
Bank of Nova Scotia Eurodollar Time Deposit 5.270% 11/13/2006	176,597	176,597
Barclays Eurodollar Time Deposit 5.300% 11/03/2006	176,597	176,597
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	441,493	441,493
Barclays Eurodollar Time Deposit 5.305% 11/21/2006	662,239	662,239
BGI Institutional Money Market Fund(h)	662,239	662,239
BNP Paribas Eurodollar Time Deposit 5.280% 12/12/2006	485,642	485,642
BNP Paribas Eurodollar Time Deposit 5.280% 12/15/2006	662,239	662,239
Calyon Eurodollar Time Deposit 5.250% 11/06/2006	662,239	662,239
Calyon Eurodollar Time Deposit 5.280% 12/01/2006	441,493	441,493
Calyon Eurodollar Time Deposit 5.310% 11/01/2006	882,985	882,985

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.280% 11/29/2006	$635,749	$635,749
Dreyfus Cash Management Plus Money Market Fund(h)	142,029	142,029
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	73,945	73,945
Federal Home Loan Bank Discount Note 5.150% 12/27/2006	115,209	115,209
First Tennesse National Corp. Eurodollar Time Deposit 5.290% 12/18/2006	441,493	441,493
Fortis Bank Eurodollar Time Deposit 5.260% 11/07/2006	750,538	750,538
Fortis Bank Eurodollar Time Deposit 5.260% 11/09/2006	264,896	264,896
Fortis Bank Eurodollar Time Deposit 5.300% 11/20/2006	529,791	529,791
Freddie Mac Discount Note 5.138% 12/22/2006	60,985	60,985
General Electric Capital Corp. Commercial Paper 5.285% 11/03/2006	656,444	656,444
General Electric Capital Corporation 5.265% 11/22/2006	441,493	441,493
Goldman Sachs Financial Square Prime Obligations Money Market Fund(h)	448,011	448,011
Harris NA Eurodollar Time Deposit 5.280% 11/22/2006	662,239	662,239
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	618,090	618,090
National Australia Bank Eurodollar Time Deposit 5.290% 11/01/2006	1,021,614	1,021,614
Royal Bank of Canada Eurodollar Time Deposit 5.300% 11/17/2006	882,985	882,985

	Principal Amount	Market Value
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	$353,194	$353,194
Skandinaviska Enskilda Banken AB (SEB) Eurodollar Time Deposit 5.290% 12/11/2006	397,343	397,343
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.300% 11/20/2006	397,343	397,343
Societe Generale Eurodollar Time Deposit 5.270% 11/02/2006	882,985	882,985
Societe Generale Eurodollar Time Deposit 5.280% 11/01/2006	176,597	176,597
Societe Generale Eurodollar Time Deposit 5.280% 12/04/2006	662,239	662,239
Standard Charter Bank Eurodollar Time Deposit 5.280% 11/30/2006	441,493	441,493
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 11/01/2006	767,744	767,744
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 12/11/2006	220,746	220,746
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	529,791	529,791
		23,507,348
Commercial Paper — 9.4%
Aluminum Co. of America 5.270% 12/05/2006	238,000	236,813
Apache Corp. 5.300% 11/15/2006	450,000	449,073
Autoliv Asp Inc. 5.300% 11/15/2006	312,000	311,357
Cadbury Schweppes Finance PLC 5.330% 11/01/2006	300,000	300,000
Cadbury Schweppes Finance PLC 5.330% 11/06/2006	1,600,000	1,598,816
ConocoPhillips Co. 5.300% 11/06/2006	1,660,000	1,658,778
ConocoPhillips Co. 5.300% 11/14/2006	450,000	449,139
CVS Corp. 5.310% 11/20/2006	400,000	398,879

	Principal Amount	Market Value
DaimlerChrysler NA Holding Corp. 5.350% 11/30/2006	$475,000	$472,953
Dow Jones & Co., Inc. 5.320% 11/03/2006	840,000	839,752
Dow Jones & Co., Inc. 5.320% 12/08/2006	371,000	368,972
Duke Power Co. LLC 5.300% 11/03/2006	400,000	399,882
Falcon Asset Security Co. LLC 5.260% 11/28/2006	435,000	433,284
General Mills, Inc. 5.300% 11/27/2006	500,000	498,086
Hanson Finance PLC 5.310% 11/09/2006	425,000	424,499
International Lease Finance 5.230% 11/30/2006	243,000	241,976
ITT Industries, Inc. 5.310% 11/01/2006	400,000	400,000
John Deere Capital Corp. 5.290% 12/05/2006	315,000	313,426
Kellogg Co. 5.270% 11/13/2006	348,000	347,389
Kinder Morgan Energy Partners LP 5.350% 11/02/2006	450,000	449,933
Kinder Morgan Energy Partners LP 5.370% 11/08/2006	990,000	988,966
Lennar Corp. Class B 5.290% 11/01/2006	670,000	670,000
Motorola, Inc. 5.270% 12/01/2006	423,000	421,142
Pearson Holdings, Inc. 5.320% 11/16/2006	325,000	324,280
Pearson Holdings, Inc. 5.340% 11/13/2006	124,000	123,779
Public Service Co. of Colorado 5.300% 11/03/2006	450,000	449,868
Public Service Co. of Colorado 5.320% 11/07/2006	1,625,000	1,623,559
Reed Elsevier, Inc. 5.300% 11/17/2006	450,000	448,940
Ryder System, Inc. 5.300% 11/07/2006	400,000	399,647
South Carolina Electric & Gas 5.280% 11/22/2006	500,000	498,460
Textron Financial Corp. 5.300% 11/02/2006	205,000	204,970

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Time Warner Inc. 5.350% 11/16/2006	$392,000	$391,126
VF Corp. 5.300% 11/02/2006	1,385,000	1,384,796
Wellpoint, Inc. 5.310% 11/06/2006	400,000	399,705
Whirlpool Corp. 5.290% 11/01/2006	1,205,000	1,205,000
Whirlpool Corp. 5.300% 11/08/2006	550,000	549,433
		20,676,678
TOTAL SHORT-TERM INVESTMENTS (Cost $44,184,026)		44,184,026
TOTAL INVESTMENTS — 107.3% (Cost $226,485,782)(j)		237,174,089
Other Assets/ (Liabilities) — (7.3%)		(16,083,191)
NET ASSETS — 100.0%		$221,090,898

Notes to Portfolio of Investments

MTN - Medium Term Note

REIT - Real Estate Investment Trust

TBA - To be announced

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  This security is valued in good faith under procedures established by the board of trustees.

(d)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities amounted to a value of $4,228,854 or 1.9% of net assets.

(e)  Security is currently in default.

(f)  A portion of this security is purchased on a forward commitment basis. (Note 2).

(g)  This security is held as collateral for open futures contracts. (Note 2).

(h)  Amount represents shares owned of the fund.

(i)  Represents investments of security lending collateral. (Note 2).

(j)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Portfolio of Investments

October 31, 2006

	Number of Shares	Market Value
EQUITIES — 93.5%
COMMON STOCK
Aerospace & Defense — 5.9%
Rockwell Collins, Inc.	168,100	$9,763,248
United Technologies Corp.	278,500	18,303,020
		28,066,268
Banking, Savings & Loans — 18.6%
Bank of America Corp.	385,500	20,766,885
Capital One Financial Corp.	256,300	20,332,279
Freddie Mac	148,900	10,272,611
UBS AG(a)	393,232	23,531,003
Wachovia Corp.	252,300	14,002,650
		88,905,428
Broadcasting, Publishing & Printing — 5.7%
Liberty Global, Inc. Cl. A(b)	290,663	7,626,997
Liberty Global, Inc. Cl. C(b)	761,199	19,357,291
		26,984,288
Building Materials & Construction — 1.1%
Martin Marietta Materials, Inc.	20,500	1,804,000
Vulcan Materials Co.	44,700	3,642,156
		5,446,156
Chemicals — 1.0%
Praxair, Inc.	79,940	4,816,385
Commercial Services — 6.0%
Siemens AG Sponsored ADR (Germany)	318,600	28,613,466
Computer Integrated Systems Design — 1.7%
Synopsys, Inc.(a) (b)	365,178	8,220,157
Electric Utilities — 5.4%
AES Corp.(b)	469,965	10,334,530
CMS Energy Corp.(a) (b)	351,500	5,233,835
Entergy Corp.	29,000	2,489,070
PG&E Corp.	123,000	5,306,220
Reliant Energy, Inc.(a) (b)	182,900	2,319,172
		25,682,827
Electrical Equipment & Electronics — 5.9%
ASML Holding NV(a) (b)	215,100	4,912,884
Texas Instruments, Inc.	772,500	23,314,050
		28,226,934
Energy — 9.2%
Exxon Mobil Corp.	469,400	33,524,548
Schlumberger Ltd.	78,200	4,932,856
Sempra Energy	100,600	5,335,824
		43,793,228

	Number of Shares	Market Value
Entertainment & Leisure — 1.5%
News Corp., Inc. Cl. A	347,100	$7,237,035
Financial Services — 3.1%
Countrywide Financial Corp.(a)	132,700	5,058,524
E*TRADE Financial Corp.(b)	422,500	9,835,800
		14,894,324
Foods — 3.0%
ConAgra Foods, Inc.	552,000	14,434,800
Insurance — 7.3%
Everest Re Group Ltd.	205,400	20,371,572
Platinum Underwriters Holdings Ltd.	157,683	4,708,414
WellPoint, Inc.(b)	125,900	9,608,688
		34,688,674
Lodging — 0.5%
Wyndham Worldwide Corp.(b)	79,800	2,354,100
Pharmaceuticals — 4.5%
Abbott Laboratories	147,800	7,021,978
Pfizer, Inc.	291,700	7,773,805
Sanofi-Aventis ADR (France)	152,869	6,525,978
		21,321,761
Prepackaged Software — 4.5%
Microsoft Corp.	251,100	7,209,081
Novell, Inc.(b)	884,100	5,304,600
Take-Two Interactive Software, Inc.(a) (b)	658,800	9,216,612
		21,730,293
Retail — 1.9%
CVS Corp.	153,100	4,804,278
Office Depot, Inc.(b)	52,900	2,221,271
Wal-Mart Stores, Inc.	39,200	1,931,776
		8,957,325
Telephone Utilities — 1.7%
IDT Corp. Cl. B(a) (b)	246,202	3,198,164
Sprint Nextel Corp.(a)	259,400	4,848,186
		8,046,350
Tobacco — 5.0%
Altria Group, Inc.	291,400	23,699,562
TOTAL EQUITIES (Cost $415,034,598)		446,119,361

	Number of Shares	Market Value
WARRANTS — 0.0%
Financial Services Raytheon Co. Warrants, Expires 6/16/2011(b)	524	$8,237
TOTAL WARRANTS (Cost $0)		8,237
TOTAL LONG TERM INVESTMENTS (Cost $415,034,598)		446,127,598
	Principal Amount
SHORT-TERM INVESTMENTS — 13.1%
Cash Equivalents — 9.3%(d)
Abbey National PLC Eurodollar Time Deposit 5.270% 11/16/2006	$1,988,375	1,988,375
Abbey National PLC Eurodollar Time Deposit 5.280% 12/01/2006	1,176,455	1,176,455
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	414,245	414,245
American Beacon Money Market Fund(c)	780,660	780,660
ANZ Banking Group Ltd. Eurodollar Time Deposit 5.280% 12/19/2006	828,490	828,490
Banco Santander Central Hispano SA Commercial Paper 5.275% 11/14/2006	414,245	414,245
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	1,574,130	1,574,130
Bank of America 5.270% 11/10/2006	828,490	828,490
Bank of America 5.300% 11/20/2006	248,547	248,547
Bank of America 5.310% 03/08/2007	828,490	828,490
Bank of Montreal Eurodollar Time Deposit 5.280% 12/04/2006	1,574,130	1,574,130
Bank of Nova Scotia Eurodollar Time Deposit 5.270% 11/13/2006	331,396	331,396

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 5.300% 11/03/2006	$331,396	$331,396
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	828,490	828,490
Barclays Eurodollar Time Deposit 5.305% 11/21/2006	1,242,734	1,242,734
BGI Institutional Money Market Fund(c)	1,242,734	1,242,734
BNP Paribas Eurodollar Time Deposit 5.280% 12/12/2006	911,339	911,339
BNP Paribas Eurodollar Time Deposit 5.280% 12/15/2006	1,242,734	1,242,734
Calyon Eurodollar Time Deposit 5.250% 11/06/2006	1,242,734	1,242,734
Calyon Eurodollar Time Deposit 5.280% 12/01/2006	828,490	828,490
Calyon Eurodollar Time Deposit 5.310% 11/01/2006	1,656,979	1,656,979
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.280% 11/29/2006	1,193,025	1,193,025
Dreyfus Cash Management Plus Money Market Fund(c)	266,527	266,527
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	138,762	138,762
Federal Home Loan Bank Discount Note 5.150% 12/27/2006	216,196	216,196
First Tennessee National Corporation Eurodollar Time Deposit 5.290% 12/18/2006	828,490	828,490
Fortis Bank Eurodollar Time Deposit 5.260% 11/07/2006	1,408,432	1,408,432
Fortis Bank Eurodollar Time Deposit 5.260% 11/09/2006	497,094	497,094
Fortis Bank Eurodollar Time Deposit 5.300% 11/20/2006	994,188	994,188

	Principal Amount	Market Value
Freddie Mac Discount Note 5.138% 12/22/2006	$114,442	$114,442
General Electric Capital Corp. Commercial Paper 5.265% 11/22/2006	828,490	828,490
General Electric Capital Corp. Commercial Paper 5.285% 11/03/2006	1,231,860	1,231,860
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	840,721	840,721
Harris NA Eurodollar Time Deposit 5.280% 11/22/2006	1,242,734	1,242,734
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	1,159,885	1,159,885
National Australia Bank Eurodollar Time Deposit 5.290% 11/01/2006	1,917,125	1,917,125
Royal Bank of Canada Eurodollar Time Deposit 5.300% 11/17/2006	1,656,979	1,656,979
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	662,792	662,792
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 12/11/2006	745,641	745,641
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.300% 11/20/2006	745,641	745,641
Societe Generale Eurodollar Time Deposit 5.270% 11/02/2006	1,656,979	1,656,979
Societe Generale Eurodollar Time Deposit 5.280% 11/01/2006	331,396	331,396
Societe Generale Eurodollar Time Deposit 5.280% 12/04/2006	1,242,734	1,242,734
Standard Chartered Bank Eurodollar Time Deposit 5.280% 11/30/2006	828,490	828,490
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 11/01/2006	1,440,721	1,440,721

	Principal Amount	Market Value
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 12/11/2006	$414,245	$414,245
UBS AG Eurodollar Term 5.300% 01/04/2007	994,188	994,188
		44,113,060
Repurchase Agreement — 3.8%
Investors Bank & Trust Company Repurchase Agreement, dated 10/31/2006, 3.60%, due 11/01/2006(e)	18,216,940	18,216,940
TOTAL SHORT-TERM INVESTMENTS (Cost $62,330,000)		62,330,000
TOTAL INVESTMENTS — 106.6% (Cost $477,364,598)(f)		508,457,598
Other Assets/ (Liabilities) — (6.6%)		(31,556,301)
NET ASSETS — 100.0%		$476,901,297

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $18,218,762. Collateralized by a U.S. Government Agency obligation with a rate of 5.870%, maturity date of 01/25/2033, and an aggregate market value, including accrued interest, of $19,127,787.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments

October 31, 2006

	Number of Shares	Market Value
EQUITIES — 99.7%
COMMON STOCK
Aerospace & Defense — 1.9%
Alliant Techsystems, Inc.(a) (b)	900	$69,489
Armor Holdings, Inc.(a)	500	25,730
General Dynamics Corp.	13,800	981,180
Honeywell International, Inc.	11,500	484,380
Northrop Grumman Corp.	6,200	411,618
Raytheon Co.(b)	8,100	404,595
United Technologies Corp.	1,400	92,008
		2,469,000
Air Transportation — 0.2%
AMR Corp.(a) (b)	800	22,672
UAL Corp.(a)	5,100	183,294
		205,966
Apparel, Textiles & Shoes — 0.5%
AnnTaylor Stores Corp.(a)	3,600	158,472
The Gap, Inc.(b)	5,800	121,916
Jones Apparel Group, Inc.	3,000	100,200
Liz Claiborne, Inc.	1,900	80,123
VF Corp.	2,300	174,823
		635,534
Automotive & Parts — 0.9%
Adesa, Inc.	800	20,112
Autoliv, Inc.	2,500	142,175
AutoNation, Inc.(a)	2,500	50,125
BorgWarner, Inc.	600	34,500
Ford Motor Co.(b)	38,900	322,092
General Motors Corp.	15,100	527,292
Genuine Parts Co.	100	4,552
United Auto Group, Inc.	800	18,384
		1,119,232
Banking, Savings & Loans — 18.2%
AmSouth Bancorporation	5,600	169,232
Associated Banc-Corp	2,900	95,236
Astoria Financial Corp.	950	27,559
BancorpSouth, Inc.	2,300	58,765
Bank of America Corp.	100,565	5,417,437
Bank of Hawaii Corp.	100	5,217
The Bank of New York Co., Inc.	13,200	453,684
BB&T Corp.	10,067	438,116
BOK Financial Corp.	200	10,280
Capital One Financial Corp.	6,400	507,712

	Number of Shares	Market Value
City National Corp.	400	$26,624
The Colonial BancGroup, Inc.	2,400	57,216
Comerica, Inc.	3,000	174,570
Commerce Bancshares, Inc.	1,002	49,609
Compass Bancshares, Inc.	2,100	118,146
Fannie Mae	18,600	1,102,236
Fifth Third Bancorp	8,700	346,695
First Horizon National Corp.	1,400	55,048
Freddie Mac	6,600	455,334
Fulton Financial Corp.	1,397	22,366
JP Morgan Chase & Co.(b)	85,900	4,075,096
KeyCorp(b)	13,500	501,390
M&T Bank Corp.	1,400	170,534
Marshall and Ilsley Corp.	4,100	196,554
Mellon Financial Corp.	800	31,040
National City Corp.	18,427	686,406
New York Community Bancorp, Inc.	4,700	76,845
North Fork Bancorporation, Inc.	11,500	328,670
Popular, Inc.	5,100	92,769
Regions Financial Corp.	15,171	575,739
Sky Financial Group, Inc.	1,000	25,050
The South Financial Group, Inc.	1,000	26,530
Sovereign Bancorp, Inc.	7,200	171,792
SunTrust Banks, Inc.	6,700	529,233
Synovus Financial Corp.	2,500	73,450
TCF Financial Corp.	2,200	57,266
TD Banknorth, Inc.	1,649	48,777
U.S. Bancorp	32,800	1,109,952
UnionBanCal Corp.	700	40,306
Valley National Bancorp	1,705	44,432
Wachovia Corp.	41,503	2,303,417
Washington Federal, Inc.	1,042	24,216
Washington Mutual, Inc.	17,682	747,949
Webster Financial Corp.	1,200	57,984
Wells Fargo & Co.	52,500	1,905,225
Whitney Holding Corp.	1,700	55,522
Wilmington Trust Corp.	700	29,106
Zions Bancorp	1,900	152,760
		23,729,092
Beverages — 0.8%
Anheuser-Busch Cos., Inc.	5,400	256,068
The Coca-Cola Co.(b)	9,400	439,168
Coca-Cola Enterprises, Inc.	7,900	158,237

	Number of Shares	Market Value
Constellation Brands, Inc. Cl. A(a)	100	$2,749
Molson Coors Brewing Co. Cl. B	800	56,944
The Pepsi Bottling Group, Inc.	1,900	60,078
PepsiAmericas, Inc.	1,100	22,495
		995,739
Broadcasting, Publishing & Printing — 2.1%
Cablevision Systems Corp. Cl. A	1,900	52,801
CBS Corp. Cl. B	7,900	228,626
Clear Channel Communications, Inc.	6,000	209,100
Comcast Corp. Cl. A(a)	18,600	756,462
Gannett Co., Inc.	4,200	248,388
Liberty Global, Inc. Cl. A(a)	5,200	136,448
Liberty Media Holding Corp. Capital Cl. A(a)	4,700	418,582
Liberty Media Holding Corp. Interactive Cl. A(a)	1,600	35,312
McClatchy Co. Cl. A	1,658	71,874
RH Donnelley Corp.	700	42,154
Time Warner, Inc.	21,800	436,218
Tribune Co.	2,100	69,993
Univision Communications, Inc. Cl. A(a)	1,200	42,072
		2,748,030
Building Materials & Construction — 0.1%
Louisiana-Pacific Corp.	1,800	35,604
Masco Corp.	2,500	69,125
		104,729
Chemicals — 1.8%
Airgas, Inc.	100	3,781
Albemarle Corp.	2,900	188,587
Cytec Industries, Inc.	1,500	83,085
Dow Chemical Co.	20,800	848,432
Du Pont (E.I.) de Nemours & Co.	4,000	183,200
Hercules, Inc.(a)	800	14,560
International Flavors & Fragrances, Inc.	500	21,240
The Lubrizol Corp.	1,100	49,500
Lyondell Chemical Co.	7,800	200,226
PPG Industries, Inc.	3,400	232,560
Rohm & Haas Co.	3,200	165,824

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
The Valspar Corp.	7,800	$208,962
Westlake Chemical Corp.	3,100	97,805
		2,297,762
Commercial Services — 0.5%
Convergys Corp.(a)	2,800	59,388
Donnelley (R.R.) & Sons Co.	300	10,158
Equifax, Inc.	2,400	91,272
Manpower, Inc.	1,900	128,763
PerkinElmer, Inc.	1,000	21,360
Public Storage, Inc.	500	44,855
Quanta Services, Inc.(a) (b)	1,200	21,960
Republic Services, Inc.	200	8,202
Ryder System, Inc.	1,200	63,180
Service Corp. International	5,200	47,424
The Servicemaster Co.	3,600	40,788
URS Corp.(a)	2,000	80,820
Waste Management, Inc.	2,400	89,952
		708,122
Communications — 0.4%
Avaya, Inc.(a)	7,000	89,670
Ciena Corp.(a)	1,042	24,497
Citizens Communications Co.	3,300	48,378
L-3 Communications Holdings, Inc.	2,100	169,092
Lucent Technologies, Inc.(a)	33,500	81,405
Motorola, Inc.	4,800	110,688
Tellabs, Inc.(a)	4,300	45,322
		569,052
Computer Integrated Systems Design — 0.4%
Cadence Design Systems, Inc.(a)	700	12,502
Computer Sciences Corp.(a)	3,100	163,835
Parametric Technology Corp.(a)	800	15,632
Sun Microsystems, Inc.(a)	65,700	356,751
Synopsys, Inc.(a)	1,700	38,267
		586,987
Computer Programming Services — 0.0%
Ceridian Corp.(a) (b)	300	7,071
Computer Related Services — 0.1%
Ingram Micro, Inc. Cl. A(a)	7,800	160,758
Computers & Information — 0.5%
EMC Corp.(a)	4,600	56,350
International Business Machines Corp.	4,300	397,019

	Number of Shares	Market Value
Lexmark International, Inc.(a)	2,200	$139,898
Tech Data Corp.(a)	900	35,415
		628,682
Computers & Office Equipment — 1.2%
Electronic Data Systems Corp.	1,900	48,127
Hewlett-Packard Co.	28,100	1,088,594
Pitney Bowes, Inc.	1,600	74,736
Xerox Corp.(a)	20,100	341,700
		1,553,157
Containers — 0.2%
Bemis Co., Inc.	2,400	80,688
Sealed Air Corp.	1,000	59,520
Temple-Inland, Inc.	3,300	130,152
		270,360
Cosmetics & Personal Care — 2.4%
Alberto-Culver Co.	600	30,486
Colgate-Palmolive Co.(b)	100	6,397
Kimberly-Clark Corp.	3,400	226,168
The Procter & Gamble Co.	45,300	2,871,567
		3,134,618
Data Processing & Preparation — 0.1%
IMS Health, Inc.	3,500	97,475
NCR Corp.(a)	1,800	74,736
		172,211
Electric Utilities — 4.9%
Alliant Energy Corp.	2,000	76,700
Ameren Corp.(b)	2,400	129,840
American Electric Power Co., Inc.	4,500	186,435
CenterPoint Energy, Inc.(b)	7,800	120,744
Consolidated Edison, Inc.	4,900	236,915
Constellation Energy Group, Inc.	3,100	193,440
Dominion Resources, Inc.	1,700	137,683
DPL, Inc.	1,000	28,720
DTE Energy Co.(b)	2,100	95,403
Duke Energy Corp.	25,068	793,152
Edison International	6,600	293,304
Energy East Corp.	2,700	65,637
Entergy Corp.	3,900	334,737
Exelon Corp.	200	12,396
FirstEnergy Corp.	6,700	394,295
FPL Group, Inc.(b)	8,200	418,200
Great Plains Energy, Inc.(b)	5,717	186,031
Hawaiian Electric Industries, Inc.	1,400	39,228
MDU Resources Group, Inc.	3,225	82,818

	Number of Shares	Market Value
NiSource, Inc.	3,300	$76,791
Northeast Utilities	2,800	70,028
NSTAR	2,900	100,891
OGE Energy Corp.	2,500	96,450
Pepco Holdings, Inc.	3,400	86,428
PG&E Corp.	6,700	289,038
Pinnacle West Capital Corp.	3,500	167,335
PPL Corp.(b)	7,000	241,640
Progress Energy, Inc.	5,100	234,600
Public Service Enterprise Group, Inc.	5,100	311,355
Puget Energy, Inc.	1,800	42,984
SCANA Corp.	2,000	79,920
Southern Co.	15,000	546,000
Wisconsin Energy Corp.	3,200	147,008
WPS Resources Corp.	700	37,247
		6,353,393
Electrical Equipment & Electronics — 3.0%
Atmel Corp.(a) (b)	12,400	71,300
AVX Corp.	8,200	129,232
Emerson Electric Co.	800	67,520
Fairchild Semiconductor International, Inc.(a)	900	14,499
Freescale Semiconductor, Inc. Cl. B(a)	6,000	235,980
General Electric Co.	78,700	2,763,157
Integrated Device Technology, Inc.(a)	3,600	57,060
Intersil Corp. Cl. A	2,000	46,900
Johnson Controls, Inc.	900	73,386
LSI Logic Corp.(a) (b)	1,400	14,070
Micron Technology, Inc.(a)	10,000	144,500
Novellus Systems, Inc.(a)	4,400	121,660
Spansion LLC Cl. A(a) (b)	600	8,556
Teleflex, Inc.	1,200	74,640
Vishay Intertechnology, Inc.(a)	3,300	44,517
		3,866,977
Energy — 12.9%
Ashland, Inc.	1,500	88,650
Atmos Energy Corp.	800	24,584
Chevron Corp.	43,826	2,945,107
ConocoPhillips Co.	32,667	1,967,860
Dynegy, Inc. Cl. A(a)	13,700	83,296
El Paso Corp.	900	12,330
Energen Corp.	1,300	55,666
Exxon Mobil Corp.	112,900	8,063,318
Frontier Oil Corp.	900	26,460
KeySpan Corp.	3,100	125,798
Marathon Oil Corp.	9,489	819,850

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
National Fuel Gas Co.	100	$3,740
Nicor, Inc.(b)	700	32,172
Occidental Petroleum Corp.	16,904	793,474
Oneok, Inc.	2,300	95,749
Peoples Energy Corp.	600	26,214
Pogo Producing Co.	600	26,850
SEACOR Holdings, Inc.(a)	1,300	116,324
Sempra Energy	5,000	265,200
Southern Union Co.	1,040	28,787
Sunoco, Inc.	1,100	72,743
Tesoro Corp.	2,500	159,850
Tidewater, Inc.	500	24,865
UGI Corp.	100	2,650
Valero Energy Corp.	12,170	636,856
Vectren Corp.	1,300	37,778
Xcel Energy, Inc.(b)	14,200	313,394
		16,849,565
Entertainment & Leisure — 1.2%
News Corp., Inc. Cl. A	14,300	298,155
The Walt Disney Co.	36,300	1,141,998
Warner Music Group Corp.	6,700	173,731
		1,613,884
Financial Services — 11.3%
AG Edwards, Inc.	1,300	74,165
Allied Capital Corp.(b)	4,700	148,191
AMB Property Corp.	2,200	128,502
American Capital Strategies Ltd.(b)	3,200	138,112
AmeriCredit Corp.(a) (b)	5,600	143,192
Ameriprise Financial, Inc.	3,500	180,250
Annaly Capital Management, Inc. REIT	4,900	64,288
Apartment Investment & Management Co. Cl. A	2,400	137,568
Archstone-Smith Trust REIT	300	18,063
AvalonBay Communities, Inc.(b)	1,800	235,908
The Bear Stearns Cos., Inc.	3,200	484,320
Brandywine Realty Trust REIT	2,200	73,392
BRE Properties, Inc. Cl. A REIT	1,000	66,300
Camden Property Trust REIT	100	8,072
CapitalSource, Inc.	3,400	94,316
CBL & Associates Properties, Inc. REIT	900	39,357
CIT Group, Inc.	6,400	333,120
Citigroup, Inc.	113,400	5,688,144

	Number of Shares	Market Value
Colonial Properties Trust REIT	1,100	$55,429
Countrywide Financial Corp.(b)	11,700	446,004
Developers Diversified Realty Corp. REIT	100	6,090
Duke Realty Corp. REIT	2,100	84,126
Essex Property Trust, Inc. REIT(b)	200	26,656
Fidelity National Information Services, Inc.	1,000	41,570
The Goldman Sachs Group, Inc.	2,000	379,580
Health Care Property Investors, Inc.(b)	3,300	103,620
Health Care REIT, Inc.(b)	100	4,128
Hospitalities Properties Trust	2,500	121,150
HRPT Properties Trust	5,200	61,880
Huntington Bancshares, Inc.	7,300	178,193
IndyMac Bancorp, Inc.(b)	1,900	86,355
iStar Financial, Inc.	3,300	152,889
Janus Capital Group, Inc.	1,800	36,144
Jefferies Group, Inc.	600	17,238
Lehman Brothers Holdings, Inc.	10,000	778,400
Liberty Property Trust REIT	1,800	86,760
Mack-Cali Realty Corp.	1,700	89,930
Mercantile Bankshares Corp.	100	4,508
Merrill Lynch & Co., Inc.	16,100	1,407,462
Morgan Stanley	20,700	1,582,101
New Century Financial Corp. REIT(b)	4,600	181,148
New Plan Excel Realty Trust	2,500	72,000
PNC Financial Services Group, Inc.	5,500	385,165
Raymond James Financial, Inc.	1,650	52,569
Reckson Associates Realty Corp.	100	4,412
Regency Centers Corp.	100	7,216
Taubman Centers, Inc. REIT	600	28,140
Thornburg Mortgage, Inc. REIT(b)	8,100	208,008
Weingarten Realty Investors REIT	100	4,650
		14,748,781
Food Retailers — 0.1%
SuperValu, Inc.	3,382	112,959

	Number of Shares	Market Value
Foods — 2.0%
Archer-Daniels-Midland Co.	8,600	$331,100
Campbell Soup Co.	2,300	85,974
ConAgra Foods, Inc.	18,500	483,775
Corn Products International, Inc.	1,000	36,190
Dean Foods Co.(a)	2,300	96,347
Del Monte Foods Co.	19,300	208,247
General Mills, Inc.	6,200	352,284
Heinz (H. J.) Co.	3,700	155,992
Hormel Foods Corp.	100	3,611
The J.M. Smucker Co.	100	4,900
Kellogg Co.	200	10,062
Kraft Foods, Inc. Cl. A(b)	3,400	116,960
The Kroger Co.	11,700	263,133
McCormick & Co., Inc.	700	26,180
Safeway, Inc.	8,500	249,560
Sara Lee Corp.	6,300	107,730
Smithfield Foods, Inc.(a)	1,000	26,880
		2,558,925
Forest Products & Paper — 0.2%
Plum Creek Timber Co., Inc.	2,700	97,038
Rayonier, Inc. REIT	1,700	69,683
Sonoco Products Co.	3,000	106,440
		273,161
Healthcare — 0.1%
Caremark Rx, Inc.	700	34,461
Health Net, Inc.(a)	300	12,453
Triad Hospitals, Inc.(a)	100	3,703
Universal Health Services, Inc. Cl. B	600	31,770
		82,387
Home Construction, Furnishings & Appliances — 0.5%
Centex Corp.	1,400	73,220
Hillenbrand Industries, Inc.	1,300	76,284
Leggett & Platt, Inc.	1,900	44,365
Mohawk Industries, Inc.(a) (b)	1,200	87,240
The Ryland Group, Inc.(b)	600	27,558
Steelcase, Inc. Cl. A	10,400	172,328
Whirlpool Corp.	1,600	139,088
		620,083
Household Products — 0.2%
The Black & Decker Corp.	300	25,164
The Clorox Co.	300	19,368
Fortune Brands, Inc.	300	23,085
Newell Rubbermaid, Inc.	2,400	69,072
RPM, Inc.	100	1,915
The Sherwin-Williams Co.	700	41,461

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Snap-on, Inc.	1,900	$89,357
The Stanley Works	600	28,590
		298,012
Industrial – Distribution — 0.0%
Grainger (W.W.), Inc.	300	21,834
Industrial – Diversified — 0.3%
Carlisle Cos., Inc.	200	16,738
Eaton Corp.	3,800	275,234
Leucadia National Corp.	200	5,274
SPX Corp.	1,500	86,280
		383,526
Insurance — 8.4%
Aetna, Inc.	4,900	201,978
Allstate Corp.	16,300	1,000,168
Ambac Financial Group, Inc.	2,900	242,121
American Financial Group, Inc.	3,200	153,152
American International Group, Inc.	23,300	1,565,061
American National Insurance Co.	500	58,000
AmerUs Group Co.(a)	900	61,632
Aon Corp.	5,500	191,345
Assurant, Inc.(b)	3,900	205,374
W.R. Berkley Corp.	1,400	51,604
Chubb Corp.	10,500	558,075
Cigna Corp.	3,600	421,128
Cincinnati Financial Corp.	2,900	132,385
Erie Indemnity Co. Cl. A	700	35,455
Fidelity National Financial, Inc.	3,200	71,360
Fidelity National Title Group, Inc. Cl. A(b)	376	8,276
First American Corp.	1,100	44,913
Gallagher (Arthur J.) & Co.	1,100	30,635
Genworth Financial, Inc. Cl. A	8,500	284,240
The Hartford Financial Services Group, Inc.	10,000	871,700
HCC Insurance Holdings, Inc.	400	13,464
Lincoln National Corp.	7,086	448,615
Loews Corp.	8,200	319,144
Markel Corp.(a)	100	39,950
MBIA, Inc.(b)	4,050	251,181
Metlife, Inc.	11,800	674,134
MGIC Investment Corp.	2,100	123,396
Nationwide Financial Services, Inc. Cl. A	1,400	71,288
Old Republic International Corp.	4,725	106,454

	Number of Shares	Market Value
The PMI Group, Inc.	2,600	$110,890
Principal Financial Group, Inc.	4,900	276,801
Progressive Corp.	10,500	253,785
Protective Life Corp.	1,000	44,250
Prudential Financial, Inc.(a)	1,200	92,316
Radian Group, Inc.	2,100	111,930
Reinsurance Group of America, Inc.	1,200	67,680
Safeco Corp.	3,600	209,484
St. Paul Travelers Cos.	17,627	901,269
StanCorp Financial Group, Inc.	800	36,552
Torchmark Corp.	2,000	123,360
Transatlantic Holdings, Inc.	1,000	60,940
Unitrin, Inc.	600	25,758
UnumProvident Corp.	5,400	106,812
WellPoint, Inc.(a)	4,575	349,164
		11,007,219
Lodging — 0.3%
Host Hotels & Resorts, Inc.	12,800	295,168
Starwood Hotels & Resorts Worldwide, Inc.	600	35,844
		331,012
Machinery & Components — 0.3%
AGCO Corp.(a)	1,500	40,125
Cummins, Inc.(b)	700	88,886
Dover Corp.	400	19,000
Flowserve Corp.(a)	700	37,100
Pall Corp.	1,800	57,420
Parker Hannifin Corp.	2,200	183,986
		426,517
Manufacturing — 0.1%
Pentair, Inc.	1,200	39,528
Terex Corp.(a)	1,000	51,760
		91,288
Medical Supplies — 0.4%
Applera Corp. - Applied Biosystems Group	4,300	160,390
Bausch & Lomb, Inc.	700	37,478
Fisher Scientific International, Inc.(a)	1,300	111,306
Tektronix, Inc.	2,300	69,851
Thermo Fisher Scientific, Inc.(a)	3,300	141,471
		520,496
Metals & Mining — 1.4%
Carpenter Technology	100	10,699
Commercial Metals Co.	2,100	55,881

	Number of Shares	Market Value
Crane Co.	4,000	$155,760
Freeport-McMoRan Copper & Gold, Inc. Cl. B(b)	1,200	72,576
Nucor Corp.	9,200	537,372
Phelps Dodge Corp.	6,000	602,280
Steel Dynamics, Inc.	3,000	180,330
United States Steel Corp.	2,600	175,760
		1,790,658
Oil & Gas — 0.1%
AGL Resources, Inc.	1,500	56,250
Pride International, Inc.(a)	700	19,327
		75,577
Pharmaceuticals — 6.6%
Abbott Laboratories	5,200	247,052
AmerisourceBergen Corp.	3,300	155,760
Biogen Idec, Inc.(a)	3,100	147,560
Bristol-Myers Squibb Co.	11,400	282,150
Charles River Laboratories International, Inc.(a)	800	34,336
Eli Lilly & Co.	700	39,207
Invitrogen Corp.(a)	600	34,806
Johnson & Johnson(b)	6,000	404,400
King Pharmaceuticals, Inc.(a)	4,300	71,939
KOS Pharmaceuticals, Inc.(a)	1,700	84,575
McKesson Corp.	2,900	145,261
Medco Health Solutions, Inc.(a)	3,000	160,500
Merck & Co., Inc.(b)	46,900	2,130,198
Millennium Pharmaceuticals, Inc.(a)	2,600	30,420
Pfizer, Inc.	162,500	4,330,625
Sigma-Aldrich Corp.	600	45,066
Watson Pharmaceutical, Inc.(a)	2,600	69,966
Wyeth	2,600	132,678
		8,546,499
Prepackaged Software — 0.3%
CA, Inc.	7,100	175,796
Compuware Corp.(a)	5,200	41,808
Fair Isaac Corp.	200	7,326
Symantec Corp.(a)	10,300	204,352
		429,282
Real Estate — 1.2%
Boston Properties, Inc.(b)	2,800	299,124
Equity Office Properties Trust(b)	5,400	229,500
Equity Residential REIT	7,200	393,192
Kimco Realty Corp.	4,590	203,939

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
ProLogis	3,756	$237,642
Simon Property Group, Inc. REIT	100	9,710
Vornado Realty Trust(b)	1,800	214,650
		1,587,757
Restaurants — 1.0%
McDonald's Corp.	32,400	1,358,208
Retail — 1.4%
Barnes & Noble, Inc.	800	33,048
Big Lots, Inc.(a)	1,700	35,836
Circuit City Stores, Inc.	300	8,094
Costco Wholesale Corp.	100	5,338
Dillards, Inc. Cl. A(b)	700	21,119
Dollar Tree Stores, Inc.(a)	4,900	152,341
Family Dollar Stores, Inc.	5,200	153,140
Federated Department Stores, Inc.	15,546	682,625
OfficeMax, Inc.	1,900	90,402
RadioShack Corp.	4,200	74,928
Rite Aid Corp.(a)	14,300	66,924
Sears Holdings Corp.(a) (b)	2,600	453,622
		1,777,417
Telephone Utilities — 6.8%
Alltel Corp.	7,400	394,494
AT&T, Inc.	102,169	3,499,288
BellSouth Corp.	48,300	2,178,330
CenturyTel, Inc.	3,700	148,888
Embarq Corp.	2,400	116,040
Qwest Communications International, Inc.(a) (b)	44,300	382,309
Telephone & Data Systems, Inc.	400	19,540
Verizon Communications, Inc.	56,112	2,076,144
Windstream Corp.	7,767	106,563
		8,921,596
Tobacco — 1.4%
Altria Group, Inc.	16,800	1,366,344
Loews Corp. - Carolina Group	2,900	167,678
Reynolds American, Inc.(b)	3,400	214,744
UST, Inc.	1,200	64,272
		1,813,038
Toys, Games — 0.3%
Hasbro, Inc.	6,500	168,480
Mattel, Inc.	11,900	269,297
		437,777

	Number of Shares	Market Value
Transportation — 0.5%
CSX Corp.	4,800	$171,216
Kansas City Southern(a) (b)	900	25,551
Norfolk Southern Corp.	2,200	115,654
Overseas Shipholding Group, Inc.	1,300	81,315
Union Pacific Corp.	2,900	262,827
		656,563
Travel — 0.2%
Expedia, Inc.(a)	8,400	136,500
Sabre Holdings Corp. Cl. A	5,500	139,810
		276,310
TOTAL EQUITIES (Cost $117,845,459)		129,926,803
	Principal Amount
SHORT-TERM INVESTMENTS — 15.7%
Cash Equivalents — 14.5%(d)
Abbey National PLC Eurodollar Time Deposit 5.270% 11/16/2006	$850,630	850,630
Abbey National PLC Eurodollar Time Deposit 5.280% 12/01/2006	503,293	503,293
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	177,216	177,216
American Beacon Money Market Fund(c)	333,970	333,970
ANZ Banking Group Ltd. Eurodollar Time Deposit 5.280% 12/19/2006	354,432	354,432
Banco Santander Central Hispano SA Commercial Paper 5.275% 11/14/2006	177,216	177,216
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	673,420	673,420
Bank of America 5.270% 11/10/2006	354,432	354,432
Bank of America 5.300% 11/20/2006	106,330	106,330
Bank of America 5.310% 03/08/2007	354,432	354,432

	Principal Amount	Market Value
Bank of Montreal Eurodollar Time Deposit 5.280% 12/04/2006	$673,420	$673,420
Bank of Nova Scotia Eurodollar Time Deposit 5.270% 11/13/2006	141,773	141,773
Barclays Eurodollar Time Deposit 5.300% 11/03/2006	141,773	141,773
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	354,432	354,432
Barclays Eurodollar Time Deposit 5.305% 11/21/2006	531,648	531,648
BGI Institutional Money Market Fund(c)	531,648	531,648
BNP Paribas Eurodollar Time Deposit 5.280% 12/12/2006	389,875	389,875
BNP Paribas Eurodollar Time Deposit 5.280% 12/15/2006	531,648	531,648
Calyon Eurodollar Time Deposit 5.250% 11/06/2006	531,648	531,648
Calyon Eurodollar Time Deposit 5.280% 12/01/2006	354,432	354,432
Calyon Eurodollar Time Deposit 5.310% 11/01/2006	708,864	708,864
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.280% 11/29/2006	510,382	510,382
Dreyfus Cash Management Plus Money Market Fund(c)	114,021	114,021
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	59,363	59,363
Federal Home Loan Bank Discount Note 5.150% 12/27/2006	92,490	92,490
First Tennessee National Corporation Eurodollar Time Deposit 5.290% 12/18/2006	354,432	354,432
Fortis Bank Eurodollar Time Deposit 5.260% 11/07/2006	602,534	602,534

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 5.260% 11/09/2006	$212,659	$212,659
Fortis Bank Eurodollar Time Deposit 5.300% 11/20/2006	425,318	425,318
Freddie Mac Discount Note 5.138% 12/22/2006	48,959	48,959
General Electric Capital Corp. Commercial Paper 5.265% 11/22/2006	354,432	354,432
General Electric Capital Corp. Commercial Paper 5.285% 11/03/2006	526,996	526,996
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	359,665	359,665
Harris NA Eurodollar Time Deposit 5.280% 11/22/2006	531,648	531,648
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	496,204	496,204
National Australia Bank Eurodollar Time Deposit 5.290% 11/01/2006	820,155	820,155
Royal Bank of Canada Eurodollar Time Deposit 5.300% 11/17/2006	708,864	708,864
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	283,545	283,545
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 12/11/2006	318,989	318,989
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.300% 11/20/2006	318,989	318,989
Societe Generale Eurodollar Time Deposit 5.270% 11/02/2006	708,864	708,864
Societe Generale Eurodollar Time Deposit 5.280% 11/01/2006	141,773	141,773
Societe Generale Eurodollar Time Deposit 5.280% 12/04/2006	531,648	531,648
Standard Chartered Bank Eurodollar Time Deposit 5.280% 11/30/2006	354,432	354,432

	Principal Amount	Market Value
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 11/01/2006	$616,347	$616,347
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 12/11/2006	177,216	177,216
UBS AG Eurodollar Term 5.300% 01/04/2007	425,318	425,318
		18,871,775
Repurchase Agreement — 1.2%
Investors Bank & Trust Company Repurchase Agreement, dated 10/31/2006, 3.60%, due 11/01/2006(e)	1,639,928	1,639,928
TOTAL SHORT-TERM INVESTMENTS (Cost $20,511,703)		20,511,703
TOTAL INVESTMENTS — 115.4% (Cost $138,357,162)(f)		150,438,506
Other Assets/ (Liabilities) — (15.4%)		(19,981,422)
NET ASSETS — 100.0%		$130,341,306

Notes to Portfolio of Investments

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $1,640,092. Collateralized by U.S. Government Agency obligation with a rate of 7.625%, maturity date of 06/25/2026, and an aggregate market value, including accrued interest, of $1,721,924.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund II – Portfolio of Investments

October 31, 2006

	Number of Shares	Market Value
EQUITIES — 99.6%
COMMON STOCK
Aerospace & Defense — 1.9%
Alliant Techsystems, Inc.(a) (b)	700	$54,046
General Dynamics Corp.	19,000	1,350,900
Honeywell International, Inc.	17,400	732,888
Northrop Grumman Corp.	8,500	564,315
Raytheon Co.(b)	10,900	544,455
United Technologies Corp.	2,300	151,156
		3,397,760
Air Transportation — 0.1%
AMR Corp.(a) (b)	1,300	36,842
UAL Corp.(a)	6,000	215,640
		252,482
Apparel, Textiles & Shoes — 0.5%
AnnTaylor Stores Corp.(a) (b)	5,500	242,110
The Gap, Inc.(b)	6,600	138,732
Jones Apparel Group, Inc.	4,200	140,280
Liz Claiborne, Inc.	2,900	122,293
VF Corp.	3,200	243,232
		886,647
Automotive & Parts — 0.9%
Adesa, Inc.(b)	1,400	35,196
Autoliv, Inc.	4,100	233,167
AutoNation, Inc.(a)	2,700	54,135
Ford Motor Co.(b)	58,800	486,864
General Motors Corp.(b)	20,800	726,336
Genuine Parts Co.	200	9,104
United Auto Group, Inc.	1,300	29,874
		1,574,676
Banking, Savings & Loans — 18.3%
AmSouth Bancorporation	8,700	262,914
Associated Banc-Corp	4,600	151,064
Astoria Financial Corp.	1,600	46,416
BancorpSouth, Inc.	3,700	94,535
Bank of America Corp.	139,284	7,503,229
Bank of Hawaii Corp.	100	5,217
The Bank of New York Co., Inc.	17,900	615,223
BB&T Corp.	14,272	621,118
Capital One Financial Corp.	8,800	698,104
City National Corp.	1,000	66,560

	Number of Shares	Market Value
The Colonial BancGroup, Inc.	4,200	$100,128
Comerica, Inc.	4,200	244,398
Commerce Bancshares, Inc.	1,830	90,603
Compass Bancshares, Inc.	3,500	196,910
Fannie Mae	26,200	1,552,612
Fifth Third Bancorp	11,900	474,215
First Horizon National Corp.	1,900	74,708
Freddie Mac	9,100	627,809
Fulton Financial Corp.	340	5,443
JP Morgan Chase & Co.	117,448	5,571,733
KeyCorp	18,100	672,234
M&T Bank Corp.	1,900	231,439
Marshall and Ilsley Corp.	6,700	321,198
Mellon Financial Corp.	1,200	46,560
National City Corp.(b)	25,362	944,735
New York Community Bancorp, Inc.	4,800	78,480
North Fork Bancorporation, Inc.	15,900	454,422
Popular, Inc.	7,000	127,330
Regions Financial Corp.	21,667	822,263
Sky Financial Group, Inc.	1,600	40,080
The South Financial Group, Inc.	100	2,653
Sovereign Bancorp, Inc.	9,900	236,214
SunTrust Banks, Inc.	9,099	718,730
Synovus Financial Corp.	3,800	111,644
TCF Financial Corp.	2,200	57,266
TD Banknorth, Inc.	2,347	69,424
U.S. Bancorp	46,500	1,573,560
UnionBanCal Corp.	1,700	97,886
Valley National Bancorp	2,705	70,492
Wachovia Corp.	57,340	3,182,370
Washington Federal, Inc.	2,534	58,890
Washington Mutual, Inc.	25,206	1,066,214
Webster Financial Corp.	1,400	67,648
Wells Fargo & Co.	72,500	2,631,025
Whitney Holding Corp.	2,800	91,448
Wilmington Trust Corp.	1,100	45,738
Zions Bancorp	2,600	209,040
		33,031,922
Beverages — 0.7%
Anheuser-Busch Cos., Inc.	7,800	369,876
The Coca-Cola Co.(b)	13,000	607,360
Coca-Cola Enterprises, Inc.	8,300	166,249
Constellation Brands, Inc. Cl. A(a)	100	2,749

	Number of Shares	Market Value
Molson Coors Brewing Co. Cl. B	1,300	$92,534
The Pepsi Bottling Group, Inc.	1,800	56,916
PepsiAmericas, Inc.	1,400	28,630
		1,324,314
Broadcasting, Publishing & Printing — 2.2%
Cablevision Systems Corp. Cl. A	2,900	80,591
CBS Corp. Cl. B	10,900	315,446
Clear Channel Communications, Inc.	8,200	285,770
Comcast Corp. Cl. A(a)	25,900	1,053,353
Gannett Co., Inc.	6,400	378,496
Liberty Global, Inc. Cl. A(a)	7,900	207,296
Liberty Media Holding Corp. Capital Cl. A(a)	6,500	578,890
McClatchy Co. Cl. A	2,365	102,523
RH Donnelley Corp.	1,100	66,242
Time Warner, Inc.	30,000	600,300
Tribune Co.	2,900	96,657
Univision Communications, Inc. Cl. A(a) (b)	1,900	66,614
Washington Post Co. Cl. B	100	75,310
		3,907,488
Building Materials & Construction — 0.1%
Louisiana-Pacific Corp.	2,900	57,362
Masco Corp.	4,200	116,130
		173,492
Chemicals — 1.7%
Airgas, Inc.	200	7,562
Albemarle Corp.	3,900	253,617
Cytec Industries, Inc.	1,300	72,007
Dow Chemical Co.	28,700	1,170,673
Du Pont (E.I.) de Nemours & Co.	6,100	279,380
The Lubrizol Corp.	1,300	58,500
Lyondell Chemical Co.	10,800	277,236
PPG Industries, Inc.	4,400	300,960
Rohm & Haas Co.	4,100	212,462
The Valspar Corp.	9,700	259,863
Westlake Chemical Corp.	4,200	132,510
		3,024,770
Commercial Services — 0.6%
Convergys Corp.(a)	4,100	86,961
Donnelley (R.R.) & Sons Co.	400	13,544
Equifax, Inc.	3,700	140,711

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund II – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Manpower, Inc.	2,600	$176,202
PerkinElmer, Inc.	1,800	38,448
Public Storage, Inc.	800	71,768
Quanta Services, Inc.(a) (b)	2,000	36,600
Republic Services, Inc.	300	12,303
Ryder System, Inc.	1,700	89,505
Service Corp. International	7,900	72,048
The Servicemaster Co.	5,400	61,182
URS Corp.(a)	3,200	129,312
Waste Management, Inc.	2,100	78,708
		1,007,292
Communications — 0.4%
Avaya, Inc.(a)	10,700	137,067
Ciena Corp.(a)	1,514	35,594
Citizens Communications Co.	5,700	83,562
L-3 Communications Holdings, Inc.	3,000	241,560
Lucent Technologies, Inc.(a)	46,200	112,266
Motorola, Inc.	6,600	152,196
Tellabs, Inc.(a)	6,000	63,240
		825,485
Computer Integrated Systems Design — 0.5%
Cadence Design Systems, Inc.(a)	1,100	19,646
Computer Sciences Corp.(a)	3,800	200,830
Sun Microsystems, Inc.(a)	99,300	539,199
Synopsys, Inc.(a)	3,200	72,032
		831,707
Computer Programming Services — 0.0%
Ceridian Corp.(a) (b)	400	9,428
Computer Related Services — 0.1%
Ingram Micro, Inc. Cl. A(a)	10,800	222,588
Computers & Information — 0.5%
EMC Corp.(a)	6,300	77,175
International Business Machines Corp.	6,000	553,980
Lexmark International, Inc.(a)	2,900	184,411
Tech Data Corp.(a)	900	35,415
		850,981
Computers & Office Equipment — 1.2%
Electronic Data Systems Corp.	2,900	73,457
Hewlett-Packard Co.	38,700	1,499,238

	Number of Shares	Market Value
Pitney Bowes, Inc.	2,400	$112,104
Xerox Corp.(a)	27,700	470,900
		2,155,699
Containers — 0.2%
Bemis Co., Inc.	3,300	110,946
Sealed Air Corp.	1,800	107,136
Temple-Inland, Inc.	4,500	177,480
		395,562
Cosmetics & Personal Care — 2.4%
Colgate-Palmolive Co.(b)	100	6,397
Kimberly-Clark Corp.	5,200	345,904
The Procter & Gamble Co.	63,200	4,006,248
		4,358,549
Data Processing & Preparation — 0.1%
IMS Health, Inc.	5,700	158,745
NCR Corp.(a)	3,000	124,560
		283,305
Electric Utilities — 5.0%
Alliant Energy Corp.	2,000	76,700
Ameren Corp.(b)	3,700	200,170
American Electric Power Co., Inc.	7,000	290,010
CenterPoint Energy, Inc.(b)	9,000	139,320
Consolidated Edison, Inc.	7,000	338,450
Constellation Energy Group, Inc.	4,300	268,320
Dominion Resources, Inc.	2,500	202,475
DPL, Inc.	100	2,872
DTE Energy Co.(b)	3,200	145,376
Duke Energy Corp.	35,768	1,131,700
Edison International	9,400	417,736
Energy East Corp.	4,100	99,671
Entergy Corp.	5,900	506,397
Exelon Corp.	200	12,396
FirstEnergy Corp.	9,700	570,845
FPL Group, Inc.(b)	11,300	576,300
Great Plains Energy, Inc.(b)	8,700	283,098
Hawaiian Electric Industries, Inc.	100	2,802
MDU Resources Group, Inc.	3,100	79,608
NiSource, Inc.	4,600	107,042
Northeast Utilities	4,200	105,042
NSTAR	2,900	100,891
OGE Energy Corp.	3,500	135,030
Pepco Holdings, Inc.	5,400	137,268
PG&E Corp.	10,000	431,400
Pinnacle West Capital Corp.	5,400	258,174

	Number of Shares	Market Value
PPL Corp.(b)	10,700	$369,364
Progress Energy, Inc.	7,000	322,000
Public Service Enterprise Group, Inc.	7,000	427,350
Puget Energy, Inc.	3,300	78,804
SCANA Corp.	3,300	131,868
Southern Co.	21,600	786,240
Wisconsin Energy Corp.	4,400	202,136
WPS Resources Corp.	700	37,247
		8,974,102
Electrical Equipment & Electronics — 2.9%
Atmel Corp.(a) (b)	10,100	58,075
AVX Corp.	12,400	195,424
Emerson Electric Co.	700	59,080
Fairchild Semiconductor International, Inc.(a)	1,400	22,554
Freescale Semiconductor, Inc. Cl. B(a)	7,700	302,841
General Electric Co.	108,600	3,812,946
Integrated Device Technology, Inc.(a)	5,400	85,590
Intersil Corp. Cl. A	1,200	28,140
Johnson Controls, Inc.	1,300	106,002
LSI Logic Corp.(a) (b)	2,300	23,115
Micron Technology, Inc.(a)	12,900	186,405
Novellus Systems, Inc.(a)	6,100	168,665
Spansion LLC Cl. A(a) (b)	900	12,834
Teleflex, Inc.	1,100	68,420
Vishay Intertechnology, Inc.(a)	5,900	79,591
		5,209,682
Energy — 12.8%
Ashland, Inc.	2,200	130,020
Atmos Energy Corp.	200	6,146
Chevron Corp.	59,739	4,014,461
ConocoPhillips Co.	44,491	2,680,138
Dynegy, Inc. Cl. A(a)	10,600	64,448
El Paso Corp.	1,500	20,550
Energen Corp.	2,000	85,640
Exxon Mobil Corp.	155,800	11,127,236
KeySpan Corp.	5,000	202,900
Marathon Oil Corp.	12,996	1,122,854
National Fuel Gas Co.	100	3,740
Nicor, Inc.	1,100	50,556
Occidental Petroleum Corp.	23,060	1,082,436
Oneok, Inc.	3,400	141,542
Peoples Energy Corp.	1,000	43,690
SEACOR Holdings, Inc.(a)	1,200	107,376
Sempra Energy	7,500	397,800
Southern Union Co.	130	3,598
Sunoco, Inc.	1,700	112,421

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund II – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Tesoro Corp.	3,800	$242,972
Tidewater, Inc.	800	39,784
UGI Corp.	100	2,650
Valero Energy Corp.	16,714	874,644
Vectren Corp.	100	2,906
Xcel Energy, Inc.(b)	19,600	432,572
		22,993,080
Entertainment & Leisure — 1.3%
News Corp., Inc. Cl. A	20,100	419,085
The Walt Disney Co.	51,000	1,604,460
Warner Music Group Corp.	10,500	272,265
		2,295,810
Financial Services — 11.2%
AG Edwards, Inc.	1,100	62,755
Allied Capital Corp.(b)	7,100	223,863
AMB Property Corp.	3,500	204,435
American Capital Strategies Ltd.(b)	4,900	211,484
AmeriCredit Corp.(a) (b)	7,700	196,889
Ameriprise Financial, Inc.	4,800	247,200
Annaly Capital Management, Inc. REIT	5,200	68,224
Apartment Investment & Management Co. Cl. A	2,400	137,568
Archstone-Smith Trust REIT	400	24,084
AvalonBay Communities, Inc.(b)	2,500	327,650
The Bear Stearns Cos., Inc.	4,500	681,075
Brandywine Realty Trust REIT	3,100	103,416
BRE Properties, Inc. Cl. A REIT	1,600	106,080
Camden Property Trust REIT	100	8,072
CapitalSource, Inc.(b)	5,100	141,474
CBL & Associates Properties, Inc. REIT	100	4,373
CIT Group, Inc.	8,900	463,245
Citigroup, Inc.	156,400	7,845,024
Colonial Properties Trust REIT	1,900	95,741
Countrywide Financial Corp.(b)	16,100	613,732
Developers Diversified Realty Corp. REIT	100	6,090
Duke Realty Corp. REIT	2,800	112,168
Fidelity National Information Services, Inc.	1,600	66,512
The Goldman Sachs Group, Inc.	2,800	531,412

	Number of Shares	Market Value
Health Care Property Investors, Inc.(b)	4,600	$144,440
Health Care REIT, Inc.(b)	100	4,128
Hospitalities Properties Trust	3,300	159,918
HRPT Properties Trust	7,100	84,490
Huntington Bancshares, Inc.	9,000	219,690
IndyMac Bancorp, Inc.(b)	2,800	127,260
iStar Financial, Inc.	3,900	180,687
Jefferies Group, Inc.	3,000	86,190
Lehman Brothers Holdings, Inc.	13,800	1,074,192
Liberty Property Trust REIT	2,800	134,960
Mack-Cali Realty Corp.	2,500	132,250
Mercantile Bankshares Corp.	200	9,016
Merrill Lynch & Co., Inc.	22,300	1,949,466
Morgan Stanley	28,600	2,185,898
New Century Financial Corp. REIT(b)	7,500	295,350
New Plan Excel Realty Trust(b)	2,100	60,480
PNC Financial Services Group, Inc.	7,600	532,228
Raymond James Financial, Inc.	2,400	76,464
Reckson Associates Realty Corp.	100	4,412
Regency Centers Corp.	200	14,432
Thornburg Mortgage, Inc. REIT(b)	11,200	287,616
Weingarten Realty Investors REIT	100	4,650
		20,250,783
Food Retailers — 0.1%
SuperValu, Inc.	5,101	170,373
Foods — 2.0%
Archer-Daniels-Midland Co.	11,900	458,150
Campbell Soup Co.	4,000	149,520
ConAgra Foods, Inc.	25,600	669,440
Corn Products International, Inc.	1,700	61,523
Dean Foods Co.(a)	4,100	171,749
Del Monte Foods Co.	23,400	252,486
General Mills, Inc.	8,600	488,652
Heinz (H. J.) Co.	4,000	168,640
Hormel Foods Corp.	200	7,222
The J.M. Smucker Co.	900	44,100
Kellogg Co.	200	10,062
Kraft Foods, Inc. Cl. A(b)	5,700	196,080

	Number of Shares	Market Value
The Kroger Co.	17,800	$400,322
McCormick & Co., Inc.	1,200	44,880
Safeway, Inc.	11,400	334,704
Sara Lee Corp.	9,700	165,870
Smithfield Foods, Inc.(a)	100	2,688
		3,626,088
Forest Products & Paper — 0.2%
Plum Creek Timber Co., Inc.	3,800	136,572
Rayonier, Inc. REIT	1,600	65,584
Sonoco Products Co.	4,100	145,468
		347,624
Healthcare — 0.1%
Caremark Rx, Inc.	1,200	59,076
Health Net, Inc.(a)	400	16,604
Universal Health Services, Inc. Cl. B	900	47,655
		123,335
Home Construction, Furnishings & Appliances — 0.5%
Centex Corp.	1,200	62,760
Hillenbrand Industries, Inc.	1,700	99,756
Leggett & Platt, Inc.	2,900	67,715
Mohawk Industries, Inc.(a) (b)	1,900	138,130
The Ryland Group, Inc.(b)	1,100	50,523
Steelcase, Inc. Cl. A	14,300	236,951
Whirlpool Corp.	2,200	191,246
		847,081
Household Products — 0.2%
The Black & Decker Corp.	400	33,552
The Clorox Co.	500	32,280
Fortune Brands, Inc.	400	30,780
Newell Rubbermaid, Inc.	3,800	109,364
RPM, Inc.	100	1,915
The Sherwin-Williams Co.	1,100	65,153
Snap-on, Inc.	1,500	70,545
The Stanley Works	800	38,120
		381,709
Industrial – Distribution — 0.0%
Grainger (W.W.), Inc.	400	29,112
Industrial – Diversified — 0.3%
Eaton Corp.	5,300	383,879
Leucadia National Corp.	200	5,274
SPX Corp.	2,300	132,296
		521,449
Insurance — 8.4%
Aetna, Inc.	7,700	317,394
Allstate Corp.	22,500	1,380,600

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund II – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Ambac Financial Group, Inc.	4,100	$342,309
American Financial Group, Inc.	4,900	234,514
American International Group, Inc.	32,100	2,156,157
American National Insurance Co.	800	92,800
AmerUs Group Co.(a)	1,500	102,720
Aon Corp.	8,900	309,631
Assurant, Inc.(b)	5,200	273,832
W.R. Berkley Corp.	2,350	86,621
Chubb Corp.	14,700	781,305
Cigna Corp.	5,100	596,598
Cincinnati Financial Corp.	3,340	152,471
Erie Indemnity Co. Cl. A	1,100	55,715
Fidelity National Financial, Inc.	2,400	53,520
Fidelity National Title Group, Inc. Cl. A(b)	514	11,313
First American Corp.	1,800	73,494
Gallagher (Arthur J.) & Co.	1,800	50,130
Genworth Financial, Inc. Cl. A	11,700	391,248
The Hartford Financial Services Group, Inc.	13,800	1,202,946
HCC Insurance Holdings, Inc.	1,300	43,758
Lincoln National Corp.	9,772	618,665
Loews Corp.	10,000	389,200
Markel Corp.(a)	200	79,900
MBIA, Inc.(b)	5,700	353,514
Metlife, Inc.	16,200	925,506
MGIC Investment Corp.	3,000	176,280
Nationwide Financial Services, Inc. Cl. A	1,900	96,748
Old Republic International Corp.	5,387	121,369
The PMI Group, Inc.	3,900	166,335
Principal Financial Group, Inc.	6,800	384,132
Progressive Corp.	13,100	316,627
Protective Life Corp.	1,700	75,225
Prudential Financial, Inc.(a)	1,100	84,623
Radian Group, Inc.	2,200	117,260
Reinsurance Group of America, Inc.	800	45,120
Safeco Corp.	5,000	290,950
St. Paul Travelers Cos.	24,822	1,269,149
StanCorp Financial Group, Inc.	1,300	59,397
Torchmark Corp.	3,200	197,376

	Number of Shares	Market Value
Transatlantic Holdings, Inc.	500	$30,470
Unitrin, Inc.	1,000	42,930
UnumProvident Corp.	7,000	138,460
WellPoint, Inc.(a)	6,213	474,176
		15,162,488
Lodging — 0.2%
Host Hotels & Resorts, Inc.	16,800	387,408
Starwood Hotels & Resorts Worldwide, Inc.	1,000	59,740
		447,148
Machinery & Components — 0.3%
AGCO Corp.(a)	2,300	61,525
Cummins, Inc.(b)	900	114,282
Dover Corp.	600	28,500
Flowserve Corp.(a)	1,200	63,600
Pall Corp.	2,700	86,130
Parker Hannifin Corp.	3,000	250,890
		604,927
Manufacturing — 0.1%
Pentair, Inc.	1,800	59,292
Terex Corp.(a)	1,500	77,640
		136,932
Medical Supplies — 0.4%
Applera Corp. - Applied Biosystems Group	6,000	223,800
Bausch & Lomb, Inc.	1,200	64,248
Fisher Scientific International, Inc.(a)	1,700	145,554
Tektronix, Inc.	3,200	97,184
Thermo Electron Corp.(a)	3,500	150,045
		680,831
Metals & Mining — 1.4%
Carpenter Technology	100	10,699
Commercial Metals Co.	3,200	85,152
Crane Co.	6,000	233,640
Freeport-McMoRan Copper & Gold, Inc. Cl. B(b)	1,600	96,768
Nucor Corp.	12,600	735,966
Phelps Dodge Corp.	8,300	833,154
Steel Dynamics, Inc.	4,500	270,495
United States Steel Corp.	4,000	270,400
		2,536,274
Oil & Gas — 0.1%
AGL Resources, Inc.	2,100	78,750
Pride International, Inc.(a)	1,100	30,371
		109,121

	Number of Shares	Market Value
Pharmaceuticals — 6.5%
Abbott Laboratories	8,200	$389,582
AmerisourceBergen Corp.	4,600	217,120
Biogen Idec, Inc.(a)	4,300	204,680
Bristol-Myers Squibb Co.	15,700	388,575
Eli Lilly & Co.	1,200	67,212
Johnson & Johnson(b)	8,200	552,680
King Pharmaceuticals, Inc.(a)	6,600	110,418
KOS Pharmaceuticals, Inc.(a)	2,300	114,425
McKesson Corp.	4,800	240,432
Medco Health Solutions, Inc.(a)	3,200	171,200
Merck & Co., Inc.(b)	64,300	2,920,506
Millennium Pharmaceuticals, Inc.(a)	3,600	42,120
Pfizer, Inc.	224,100	5,972,265
Sigma-Aldrich Corp.	800	60,088
Watson Pharmaceutical, Inc.(a)	3,100	83,421
Wyeth	2,900	147,987
		11,682,711
Prepackaged Software — 0.3%
CA, Inc.	8,300	205,508
Compuware Corp.(a)	8,400	67,536
Fair Isaac Corp.	300	10,989
Symantec Corp.(a)	14,200	281,728
		565,761
Real Estate — 1.2%
Boston Properties, Inc.(b)	3,600	384,588
Equity Office Properties Trust(b)	6,800	289,000
Equity Residential REIT	9,400	513,334
Kimco Realty Corp.	6,945	308,569
ProLogis	5,189	328,308
Simon Property Group, Inc. REIT	200	19,420
Vornado Realty Trust(b)	2,500	298,125
		2,141,344
Restaurants — 1.0%
McDonald's Corp.	44,700	1,873,824
Retail — 1.4%
Barnes & Noble, Inc.	1,200	49,572
Big Lots, Inc.(a)	2,900	61,132
Circuit City Stores, Inc.	500	13,490
Costco Wholesale Corp.	200	10,676
Dillards, Inc. Cl. A(b)	1,500	45,255
Dollar Tree Stores, Inc.(a)	7,500	233,175
Family Dollar Stores, Inc.	7,100	209,095

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund II – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Federated Department Stores, Inc.	20,388	$895,237
OfficeMax, Inc.	1,800	85,644
RadioShack Corp.	5,900	105,256
Rite Aid Corp.(a)	13,600	63,648
Sears Holdings Corp.(a) (b)	4,000	697,880
		2,470,060
Telephone Utilities — 6.9%
Alltel Corp.	10,300	549,093
AT&T, Inc.	140,854	4,824,250
BellSouth Corp.	66,700	3,008,170
CenturyTel, Inc.	5,800	233,392
Embarq Corp.	4,000	193,400
Qwest Communications International, Inc.(a)	55,100	475,513
Telephone & Data Systems, Inc.	800	39,080
Verizon Communications, Inc.	78,696	2,911,752
Windstream Corp.	11,915	163,474
		12,398,124
Tobacco — 1.4%
Altria Group, Inc.	23,100	1,878,723
Loews Corp. - Carolina Group	4,400	254,408
Reynolds American, Inc.(b)	4,700	296,852
UST, Inc.	1,100	58,916
		2,488,899
Toys, Games — 0.3%
Hasbro, Inc.	7,000	181,440
Mattel, Inc.	15,500	350,765
		532,205
Transportation — 0.5%
CSX Corp.	6,600	235,422
Norfolk Southern Corp.	3,100	162,967
Overseas Shipholding Group, Inc.	2,000	125,100
Union Pacific Corp.	4,400	398,772
		922,261
Travel — 0.2%
Expedia, Inc.(a)	12,600	204,750
Sabre Holdings Corp. Cl. A	8,300	210,986
		415,736
TOTAL EQUITIES (Cost $160,872,985)		179,453,021

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 8.8%
Cash Equivalents — 8.8%(d)
Abbey National PLC Eurodollar Time Deposit 5.270% 11/16/2006	$708,863	$708,863
Abbey National PLC Eurodollar Time Deposit 5.280% 12/01/2006	419,410	419,410
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	147,680	147,680
American Beacon Money Market Fund(c)	278,308	278,308
ANZ Banking Group Ltd. Eurodollar Time Deposit 5.280% 12/19/2006	295,359	295,359
Banco Santander Central Hispano SA Commercial Paper 5.275% 11/14/2006	147,680	147,680
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	561,183	561,183
Bank of America 5.270% 11/10/2006	295,359	295,359
Bank of America 5.300% 11/20/2006	88,608	88,608
Bank of America 5.310% 03/08/2007	295,359	295,359
Bank of Montreal Eurodollar Time Deposit 5.280% 12/04/2006	561,183	561,183
Bank of Nova Scotia Eurodollar Time Deposit 5.270% 11/13/2006	118,144	118,144
Barclays Eurodollar Time Deposit 5.300% 11/03/2006	118,144	118,144
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	295,359	295,359
Barclays Eurodollar Time Deposit 5.305% 11/21/2006	443,039	443,039
BGI Institutional Money Market Fund(c)	443,039	443,039
BNP Paribas Eurodollar Time Deposit 5.280% 12/12/2006	324,895	324,895
BNP Paribas Eurodollar Time Deposit 5.280% 12/15/2006	443,039	443,039
Calyon Eurodollar Time Deposit 5.250% 11/06/2006	443,039	443,039

	Principal Amount	Market Value
Calyon Eurodollar Time Deposit 5.280% 12/01/2006	$295,359	$295,359
Calyon Eurodollar Time Deposit 5.310% 11/01/2006	590,719	590,719
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.280% 11/29/2006	425,317	425,317
Dreyfus Cash Management Plus Money Market Fund(c)	95,018	95,018
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	49,469	49,469
Federal Home Loan Bank Discount Note 5.150% 12/27/2006	77,075	77,075
First Tennessee National Corporation Eurodollar Time Deposit 5.290% 12/18/2006	295,359	295,359
Fortis Bank Eurodollar Time Deposit 5.260% 11/07/2006	502,111	502,111
Fortis Bank Eurodollar Time Deposit 5.260% 11/09/2006	177,216	177,216
Fortis Bank Eurodollar Time Deposit 5.300% 11/20/2006	354,431	354,431
Freddie Mac Discount Note 5.138% 12/22/2006	40,799	40,799
General Electric Capital Corp. Commercial Paper 5.265% 11/22/2006	295,359	295,359
General Electric Capital Corp. Commercial Paper 5.285% 11/03/2006	439,162	439,162
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	299,720	299,720
Harris NA Eurodollar Time Deposit 5.280% 11/22/2006	443,039	443,039
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	413,503	413,503
National Australia Bank Eurodollar Time Deposit 5.290% 11/01/2006	683,461	683,461
Royal Bank of Canada Eurodollar Time Deposit 5.300% 11/17/2006	590,719	590,719

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund II – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	$236,287	$236,287
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 12/11/2006	265,823	265,823
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.300% 11/20/2006	265,823	265,823
Societe Generale Eurodollar Time Deposit 5.270% 11/02/2006	590,719	590,719
Societe Generale Eurodollar Time Deposit 5.280% 11/01/2006	118,144	118,144
Societe Generale Eurodollar Time Deposit 5.280% 12/04/2006	443,039	443,039
Standard Chartered Bank Eurodollar Time Deposit 5.280% 11/30/2006	295,359	295,359
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 11/01/2006	513,622	513,622
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 12/11/2006	147,680	147,680
UBS AG Eurodollar Term 5.300% 01/04/2007	354,431	354,431
		15,726,453
Repurchase Agreement — 0.0%
Investors Bank & Trust Company Repurchase Agreement, dated 10/31/2006, 3.60%, due 11/01/2006(e)	56,661	56,661
TOTAL SHORT-TERM INVESTMENTS (Cost $15,783,114)		15,783,114
TOTAL INVESTMENTS — 108.4% (Cost $176,656,099)(f)		195,236,135
Other Assets/ (Liabilities) — (8.4%)		(15,160,425)
NET ASSETS — 100.0%		$180,075,710

Notes to Portfolio of Investments

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $56,666. Collateralized by a U.S. Government Agency obligation with rate of 8.20%, maturity date of 11/25/2028, and an aggregate market value, including accrued interest, of $59,494.

(f)  See note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments

October 31, 2006

	Number of Shares	Market Value
EQUITIES — 99.8%
COMMON STOCK
Advertising — 0.2%
Monster Worldwide, Inc.(a)	300	$12,153
Omnicom Group, Inc.(b)	900	91,305
		103,458
Aerospace & Defense — 2.6%
Boeing Co.(b)	3,200	255,552
General Dynamics Corp.	2,000	142,200
Honeywell International, Inc.	3,700	155,844
Lockheed Martin Corp.	1,600	139,088
Northrop Grumman Corp.	1,400	92,946
Raytheon Co.(b)	2,400	119,880
United Technologies Corp.	3,800	249,736
		1,155,246
Air Transportation — 0.0%
Southwest Airlines Co.	1,300	19,539
Apparel, Textiles & Shoes — 0.7%
Coach, Inc.(a)	400	15,856
The Gap, Inc.(b)	2,000	42,040
Jones Apparel Group, Inc.	1,200	40,080
Limited Brands, Inc.	1,300	38,311
Liz Claiborne, Inc.	500	21,085
Nike, Inc. Cl. B	300	27,564
Nordstrom, Inc.	1,600	75,760
VF Corp.	500	38,005
		298,701
Automotive & Parts — 0.6%
AutoNation, Inc.(a)	100	2,005
Ford Motor Co.(b)	11,600	96,048
General Motors Corp.	3,100	108,252
The Goodyear Tire & Rubber Co.(a)	600	9,198
Harley-Davidson, Inc.	600	41,178
Paccar, Inc.	200	11,842
		268,523
Banking, Savings & Loans — 9.9%
AmSouth Bancorporation	1,000	30,220
Bank of America Corp.	16,353	880,936
The Bank of New York Co., Inc.	2,600	89,362
BB&T Corp.	1,900	82,688
Capital One Financial Corp.	1,500	118,995
Comerica, Inc.	700	40,733

	Number of Shares	Market Value
Commerce Bancorp, Inc.	400	$13,968
Compass Bancshares, Inc.	400	22,504
Fannie Mae	3,500	207,410
Fifth Third Bancorp	1,900	75,715
First Horizon National Corp.	300	11,796
Freddie Mac	2,500	172,475
JP Morgan Chase & Co.	12,800	607,232
KeyCorp(b)	2,100	77,994
M&T Bank Corp.	200	24,362
Marshall and Ilsley Corp.	900	43,146
Mellon Financial Corp.	1,500	58,200
National City Corp.	3,100	115,475
North Fork Bancorporation, Inc.	1,650	47,157
Regions Financial Corp.	2,793	105,994
SLM Corp.	1,400	68,152
Sovereign Bancorp, Inc.	1,300	31,018
State Street Corp.(b)	500	32,115
SunTrust Banks, Inc.	1,300	102,687
Synovus Financial Corp.	1,100	32,318
U.S. Bancorp	6,500	219,960
Wachovia Corp.	7,046	391,053
Washington Mutual, Inc.	3,332	140,944
Wells Fargo & Co.	12,200	442,738
Zions Bancorp	300	24,120
		4,311,467
Beverages — 2.1%
Anheuser-Busch Cos., Inc.	3,200	151,744
Brown-Forman Corp. Cl. B	100	7,219
The Coca-Cola Co.	7,700	359,744
Coca-Cola Enterprises, Inc.(b)	1,200	24,036
Molson Coors Brewing Co. Cl. B	200	14,236
The Pepsi Bottling Group, Inc.	1,000	31,620
PepsiCo, Inc.	5,400	342,576
		931,175
Broadcasting, Publishing & Printing — 2.4%
CBS Corp. Cl. B	1,950	56,433
Clear Channel Communications, Inc.	1,900	66,215
Comcast Corp. Cl. A(a)	8,000	325,360
Gannett Co., Inc.	900	53,226
The McGraw-Hill Companies, Inc.	1,900	121,923
Meredith Corp.	200	10,500

	Number of Shares	Market Value
The Scripps (E.W.) Co. Cl. A	300	$14,838
Time Warner, Inc.	13,100	262,131
Tribune Co.	700	23,331
Univision Communications, Inc. Cl. A(a)	900	31,554
Viacom, Inc. Cl. B(a)	2,650	103,138
		1,068,649
Building Materials & Construction — 0.1%
Louisiana-Pacific Corp.	500	9,890
Masco Corp.	1,400	38,710
Vulcan Materials Co.	100	8,148
		56,748
Chemicals — 1.3%
Air Products & Chemicals, Inc.	100	6,967
Dow Chemical Co.(b)	3,600	146,844
Du Pont (E.I.) de Nemours & Co.	3,400	155,720
Hercules, Inc.(a)	2,700	49,140
International Flavors & Fragrances, Inc.	200	8,496
Monsanto Co.	1,300	57,486
PPG Industries, Inc.	700	47,880
Praxair, Inc.	700	42,175
Rohm & Haas Co.	600	31,092
		545,800
Commercial Services — 1.2%
Apollo Group, Inc. Cl. A(a)	300	11,088
Cintas Corp.	400	16,560
Convergys Corp.(a)	600	12,726
Donnelley (R.R.) & Sons Co.	100	3,386
eBay, Inc.(a)	3,500	112,455
Equifax, Inc.	700	26,621
Fluor Corp.	200	15,686
Moody's Corp.	800	53,040
Paychex, Inc.	1,200	47,376
PerkinElmer, Inc.	600	12,816
Public Storage, Inc.	100	8,971
Quest Diagnostics	900	44,766
Robert Half International, Inc.	300	10,965
Ryder System, Inc.	300	15,795
Waste Management, Inc.	3,000	112,440
Western Union(a)	900	19,845
		524,536

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Communications — 1.3%
Avaya, Inc.(a)	3,200	$40,992
Ciena Corp.(a)	314	7,382
Citizens Communications Co.	2,000	29,320
L-3 Communications Holdings, Inc.	400	32,208
Lucent Technologies, Inc.(a)	17,200	41,796
Motorola, Inc.	7,700	177,562
Network Appliance, Inc.(a)	1,300	47,450
Qualcomm, Inc.	5,300	192,867
Tellabs, Inc.(a)	1,000	10,540
		580,117
Computer Integrated Systems Design — 0.4%
Autodesk, Inc.(a)	800	29,400
Computer Sciences Corp.(a)	700	36,995
Parametric Technology Corp.(a)	400	7,816
Sun Microsystems, Inc.(a)	13,500	73,305
Teradyne, Inc.(a)	700	9,814
		157,330
Computer Programming Services — 0.0%
VeriSign, Inc.(a)	900	18,612
Computers & Information — 4.1%
Apple Computer, Inc.(a)	3,300	267,564
Cisco Systems, Inc.(a)	22,700	547,751
Dell, Inc.(a)	8,700	211,671
EMC Corp.(a)	8,800	107,800
International Business Machines Corp.	5,700	526,281
International Game Technology	100	4,251
Jabil Circuit, Inc.	100	2,871
Lexmark International, Inc.(a)	1,100	69,949
SanDisk Corp.(a) (b)	400	19,240
Symbol Technologies, Inc.	900	13,437
		1,770,815
Computers & Office Equipment — 1.3%
Electronic Data Systems Corp.	1,200	30,396
Hewlett-Packard Co.	10,500	406,770
Pitney Bowes, Inc.	800	37,368
Xerox Corp.(a)	5,900	100,300
		574,834
Containers — 0.3%
Bemis Co., Inc.	400	13,448
Pactiv Corp.(a)	1,800	55,512

	Number of Shares	Market Value
Sealed Air Corp.	400	$23,808
Temple-Inland, Inc.	1,000	39,440
		132,208
Cosmetics & Personal Care — 2.3%
Alberto-Culver Co.	200	10,162
Avon Products, Inc.	1,600	48,656
Colgate-Palmolive Co.(b)	1,200	76,764
The Estee Lauder Cos., Inc. Cl. A	400	16,156
Kimberly-Clark Corp.	1,800	119,736
The Procter & Gamble Co.	11,482	727,844
		999,318
Data Processing & Preparation — 0.6%
Automatic Data Processing, Inc.	2,100	103,824
First Data Corp.	2,900	70,325
Fiserv, Inc.(a)	700	34,580
IMS Health, Inc.	800	22,280
NCR Corp.(a)	700	29,064
		260,073
Electric Utilities — 3.2%
AES Corp.(a)	2,400	52,776
Ameren Corp.(b)	700	37,870
American Electric Power Co., Inc.	800	33,144
CenterPoint Energy, Inc.(b)	2,000	30,960
Consolidated Edison, Inc.	1,000	48,350
Constellation Energy Group, Inc.	600	37,440
Dominion Resources, Inc.	700	56,693
DTE Energy Co.(b)	600	27,258
Duke Energy Corp.	4,880	154,403
Edison International	1,800	79,992
Entergy Corp.	800	68,664
Exelon Corp.	1,600	99,168
FirstEnergy Corp.	1,600	94,160
FPL Group, Inc.(b)	1,600	81,600
NiSource, Inc.	1,000	23,270
PG&E Corp.	1,300	56,082
Pinnacle West Capital Corp.	600	28,686
PPL Corp.(b)	1,500	51,780
Progress Energy, Inc.	1,000	46,000
Public Service Enterprise Group, Inc.	900	54,945
Southern Co.	2,900	105,560
Teco Energy, Inc.	500	8,245
TXU Corp.	1,700	107,321
		1,384,367

	Number of Shares	Market Value
Electrical Equipment & Electronics — 5.9%
Advanced Micro Devices, Inc.(a)	300	$6,381
Altera Corp.(a)	2,300	42,412
Analog Devices, Inc.	1,300	41,366
Broadcom Corp. Cl. A(a)	300	9,081
Emerson Electric Co.	1,600	135,040
Freescale Semiconductor, Inc. Cl. B(a)	2,435	95,769
General Electric Co.	36,800	1,292,048
Intel Corp.	20,200	431,068
JDS Uniphase Corp.(a) (b)	462	6,713
Johnson Controls, Inc.(b)	600	48,924
KLA-Tencor Corp.	500	24,585
LSI Logic Corp.(a) (b)	1,300	13,065
Maxim Integrated Products, Inc.	400	12,004
Micron Technology, Inc.(a) (b)	2,900	41,905
Molex, Inc.	500	17,450
National Semiconductor Corp.	1,200	29,148
Novellus Systems, Inc.(a)	1,800	49,770
Nvidia Corp.(a)	1,400	48,818
QLogic Corp.(a)	700	14,406
Rockwell Automation, Inc.	100	6,200
Texas Instruments, Inc.	5,800	175,044
Xilinx, Inc.	700	17,857
		2,559,054
Energy — 8.8%
Anadarko Petroleum Corp.	1,100	51,062
Apache Corp.	400	26,128
Ashland, Inc.	300	17,730
BJ Services Co.	300	9,048
Chesapeake Energy Corp.(b)	100	3,244
Chevron Corp.	8,139	546,941
ConocoPhillips Co.	6,293	379,090
Devon Energy Corp.	1,000	66,840
El Paso Corp.	3,600	49,320
EOG Resources, Inc.	400	26,612
Exxon Mobil Corp.	21,100	1,506,962
Halliburton Co.	3,900	126,165
KeySpan Corp.	600	24,348
Kinder Morgan, Inc.	500	52,550
Marathon Oil Corp.	1,400	120,960
Nabors Industries Ltd.(a)	100	3,088
National Oilwell Varco, Inc.(a)	100	6,040
Nicor, Inc.	200	9,192
Occidental Petroleum Corp.	3,200	150,208
Schlumberger Ltd.(b)	4,700	296,476

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Sempra Energy	1,000	$53,040
Sunoco, Inc.	400	26,452
Transocean, Inc.(a)	700	50,778
Valero Energy Corp.	2,300	120,359
Weatherford International Ltd.(a)	400	16,432
The Williams Cos., Inc.	1,100	26,873
Xcel Energy, Inc.(b)	2,400	52,968
XTO Energy, Inc.	500	23,330
		3,842,236
Entertainment & Leisure — 1.0%
News Corp., Inc. Cl. A	9,100	189,735
The Walt Disney Co.	8,300	261,118
		450,853
Financial Services — 6.6%
American Express Co.	3,800	219,678
Ameriprise Financial, Inc.	960	49,440
Apartment Investment & Management Co. Cl. A(b)	200	11,464
Archstone-Smith Trust REIT	500	30,105
The Bear Stearns Cos., Inc.	700	105,945
Chicago Mercantile Exchange Holdings, Inc.(b)	100	50,100
CIT Group, Inc.	1,500	78,075
Citigroup, Inc.	17,900	897,864
Countrywide Financial Corp.(b)	2,298	87,600
E*TRADE Financial Corp.(a)	1,000	23,280
Franklin Resources, Inc.	300	34,188
The Goldman Sachs Group, Inc.	1,700	322,643
Huntington Bancshares, Inc.	700	17,087
Janus Capital Group, Inc.	700	14,056
Legg Mason, Inc.(b)	200	18,004
Lehman Brothers Holdings, Inc.(b)	2,400	186,816
Merrill Lynch & Co., Inc.	3,500	305,970
Morgan Stanley	4,200	321,006
PNC Financial Services Group, Inc.	1,100	77,033
The Charles Schwab Corp.	2,300	41,906
T. Rowe Price Group, Inc.	200	9,462
		2,901,722
Food Retailers — 0.2%
Starbucks Corp.(a)	1,400	52,850
SuperValu, Inc.	800	26,720
		79,570

	Number of Shares	Market Value
Foods — 1.3%
Archer-Daniels- Midland Co.	1,400	$53,900
Campbell Soup Co.	800	29,904
ConAgra Foods, Inc.	2,600	67,990
Dean Foods Co.(a)	700	29,323
General Mills, Inc.	1,500	85,230
Heinz (H. J.) Co.	1,500	63,240
Kellogg Co.	100	5,031
The Kroger Co.	2,700	60,723
McCormick & Co., Inc.	600	22,440
Safeway, Inc.	1,700	49,912
Sara Lee Corp.	2,900	49,590
Sysco Corp.	900	31,482
		548,765
Forest Products & Paper — 0.1%
International Paper Co.	600	20,010
Plum Creek Timber Co., Inc.	600	21,564
Weyerhaeuser Co.	200	12,718
		54,292
Healthcare — 1.2%
Caremark Rx, Inc.	1,600	78,768
Coventry Health Care, Inc.(a)	400	18,780
Express Scripts, Inc.(a)	600	38,232
HCA, Inc.(b)	800	40,416
Humana, Inc.(a)	700	42,000
Laboratory Corp. of America Holdings(a) (b)	800	54,792
Manor Care, Inc.	800	38,392
UnitedHealth Group, Inc.	3,900	190,242
		501,622
Home Construction, Furnishings & Appliances — 0.2%
Centex Corp.	400	20,920
D.R. Horton, Inc.	400	9,372
Leggett & Platt, Inc.	700	16,345
Lennar Corp. Cl. A	400	18,992
Whirlpool Corp.	200	17,386
		83,015
Household Products — 0.7%
The Black & Decker Corp.	300	25,164
Corning, Inc.(a)	4,900	100,107
Newell Rubbermaid, Inc.	1,100	31,658
The Sherwin-Williams Co.	700	41,461
Snap-on, Inc.	1,100	51,733
The Stanley Works	800	38,120
		288,243

	Number of Shares	Market Value
Industrial – Distribution — 0.0%
Grainger (W.W.), Inc.	200	$14,556
Industrial – Diversified — 1.6%
3M Co.	2,900	228,636
Cooper Industries Ltd. Cl. A	400	35,780
Danaher Corp.	1,400	100,478
Eaton Corp.	900	65,187
Illinois Tool Works, Inc.	548	26,266
ITT Corp.	600	32,634
Tyco International Ltd.	7,531	221,637
		710,618
Information Retrieval Services — 1.1%
Google, Inc. Cl. A(a)	700	333,473
Juniper Networks, Inc.(a)	1,400	24,108
Yahoo!, Inc.(a)	4,100	107,994
		465,575
Insurance — 6.4%
ACE Ltd.	1,300	74,425
Aetna, Inc.	2,100	86,562
AFLAC, Inc.(b)	900	40,428
Allstate Corp.	2,800	171,808
Ambac Financial Group, Inc.	800	66,792
American International Group, Inc.	9,600	644,832
Aon Corp.	1,200	41,748
Chubb Corp.	2,100	111,615
Cigna Corp.	900	105,282
Cincinnati Financial Corp.	846	38,620
Genworth Financial, Inc. Cl. A	1,800	60,192
The Hartford Financial Services Group, Inc.	1,600	139,472
Lincoln National Corp.	1,649	104,398
Loews Corp.	1,800	70,056
Marsh & McLennan Cos., Inc.	1,500	44,160
MBIA, Inc.(b)	1,000	62,020
Metlife, Inc.	3,300	188,529
MGIC Investment Corp.	500	29,380
Principal Financial Group, Inc.	1,000	56,490
Progressive Corp.	2,900	70,093
Prudential Financial, Inc.(a)	1,100	84,623
Safeco Corp.	900	52,371
St. Paul Travelers Cos.	3,257	166,530
Torchmark Corp.	500	30,840
UnumProvident Corp.	1,300	25,714
WellPoint, Inc.(a)	2,400	183,168
XL Capital Ltd. Cl. A	600	42,330
		2,792,478

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Lodging — 0.2%
Hilton Hotels Corp.	800	$23,136
Marriott International, Inc. Cl. A	200	8,354
Starwood Hotels & Resorts Worldwide, Inc.	800	47,792
Wyndham Worldwide Corp.(a)	740	21,830
		101,112
Machinery & Components — 1.0%
Baker Hughes, Inc.	800	55,240
Caterpillar, Inc.	1,900	115,349
Cummins, Inc.	400	50,792
Deere & Co.(b)	400	34,052
Dover Corp.	800	38,000
Ingersoll-Rand Co. Cl. A	1,300	47,723
Pall Corp.	400	12,760
Parker Hannifin Corp.	900	75,267
		429,183
Manufacturing — 0.3%
American Standard Cos., Inc.	400	17,716
Applied Materials, Inc.	5,300	92,167
Avery Dennison Corp.	300	18,942
		128,825
Medical Supplies — 1.9%
Agilent Technologies, Inc.(a)	1,600	56,960
Allergan, Inc.	100	11,550
Applera Corp. - Applied Biosystems Group	1,900	70,870
Bard (C.R.), Inc.	200	16,392
Bausch & Lomb, Inc.	300	16,062
Baxter International, Inc.	3,000	137,910
Becton, Dickinson & Co.	1,100	77,033
Boston Scientific Corp.(a)	2,300	36,593
Fisher Scientific International, Inc.(a)	800	68,496
Medtronic, Inc.(b)	3,100	150,908
Stryker Corp.	600	31,374
Tektronix, Inc.	1,600	48,592
Thermo Electron Corp.(a)	900	38,583
Waters Corp.(a)	600	29,880
Zimmer Holdings, Inc.(a)	400	28,804
		820,007
Metals & Mining — 1.0%
Alcoa, Inc.	2,500	72,275
Allegheny Technologies, Inc.(b)	300	23,619
CONSOL Energy, Inc.	300	10,617

	Number of Shares	Market Value
Freeport-McMoRan Copper & Gold, Inc. Cl. B(b)	500	$30,240
Newmont Mining Corp.	900	40,743
Nucor Corp.	1,900	110,979
Phelps Dodge Corp.	1,100	110,418
United States Steel Corp.	500	33,800
		432,691
Pharmaceuticals — 8.6%
Abbott Laboratories	6,000	285,060
AmerisourceBergen Corp.	1,000	47,200
Amgen, Inc.(a)	4,400	334,004
Barr Pharmaceuticals, Inc.(a)	200	10,474
Biogen Idec, Inc.(a)	1,400	66,640
Bristol-Myers Squibb Co.	7,500	185,625
Cardinal Health, Inc.	1,500	98,175
Eli Lilly & Co.	2,700	151,227
Forest Laboratories, Inc.(a)	1,900	92,986
Genzyme Corp.(a)	200	13,502
Gilead Sciences, Inc.(a)	1,000	68,900
Johnson & Johnson(b)	10,700	721,180
King Pharmaceuticals, Inc.(a) (b)	1,000	16,730
McKesson Corp.	1,700	85,153
Medco Health Solutions, Inc.(a)	1,100	58,850
Merck & Co., Inc.(b)	8,300	376,986
Mylan Laboratories, Inc.	1,500	30,750
Pfizer, Inc.	26,700	711,555
Schering-Plough Corp.	3,200	70,848
Sigma-Aldrich Corp.	200	15,022
Watson Pharmaceutical, Inc.(a)	1,900	51,129
Wyeth	5,100	260,253
		3,752,249
Photography Equipment/Supplies — 0.1%
Eastman Kodak Co.	1,000	24,400
Prepackaged Software — 3.6%
Adobe Systems, Inc.(a) (b)	2,100	80,325
BMC Software, Inc.(a)	2,200	66,682
CA, Inc.	1,506	37,289
Citrix Systems, Inc.(a)	600	17,718
Compuware Corp.(a)	1,400	11,256
Electronic Arts, Inc.(a)	500	26,445
Intuit, Inc.(a)	1,300	45,890
Microsoft Corp.	31,300	898,623
Novell, Inc.(a)	1,400	8,400
Oracle Corp.(a)	16,183	298,900
Symantec Corp.(a)	3,800	75,392
		1,566,920

	Number of Shares	Market Value
Real Estate — 0.7%
Boston Properties, Inc.	400	$42,732
Equity Office Properties Trust(b)	1,300	55,250
Equity Residential REIT	1,000	54,610
Kimco Realty Corp.	600	26,658
ProLogis	700	44,289
Realogy Corp.(a)	650	16,757
Simon Property Group, Inc. REIT	300	29,130
Vornado Realty Trust	200	23,850
		293,276
Restaurants — 0.7%
Darden Restaurants, Inc.	500	20,950
McDonald's Corp.	4,700	197,024
Wendy's International, Inc.	200	6,920
Yum! Brands, Inc.	1,100	65,406
		290,300
Retail — 4.7%
Amazon.com, Inc.(a)	800	30,472
AutoZone, Inc.(a)	500	56,000
Best Buy Co., Inc.	1,500	82,875
Big Lots, Inc.(a)	2,400	50,592
Circuit City Stores, Inc.	100	2,698
Costco Wholesale Corp.	800	42,704
CVS Corp.	1,600	50,208
Dillards, Inc. Cl. A(b)	200	6,034
Family Dollar Stores, Inc.	1,900	55,955
Federated Department Stores, Inc.	2,772	121,719
The Home Depot, Inc.	6,600	246,378
J.C. Penney Co., Inc.	900	67,707
Kohl's Corp.(a)	1,800	127,080
Lowe's Companies, Inc.(b)	4,200	126,588
Office Depot, Inc.(a)	2,000	83,980
OfficeMax, Inc.	500	23,790
RadioShack Corp.	500	8,920
Sears Holdings Corp.(a) (b)	600	104,682
Staples, Inc.	950	24,500
Target Corp.	2,300	136,114
The TJX Cos., Inc.	3,000	86,850
Walgreen Co.(b)	2,700	117,936
Wal-Mart Stores, Inc.	8,400	413,952
		2,067,734
Telephone Utilities — 3.7%
Alltel Corp.	1,400	74,634
AT&T, Inc.	14,607	500,290
BellSouth Corp.	6,700	302,170
CenturyTel, Inc.	800	32,192
Embarq Corp.	518	25,045

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Qwest Communications International, Inc.(a)	10,000	$86,300
Sprint Nextel Corp.(b)	8,761	163,743
Verizon Communications, Inc.	10,800	399,600
Windstream Corp.	2,000	27,440
		1,611,414
Tobacco — 1.6%
Altria Group, Inc.	7,600	618,108
Reynolds American, Inc.(b)	900	56,844
UST, Inc.	800	42,848
		717,800
Toys, Games — 0.3%
Hasbro, Inc.	2,200	57,024
Mattel, Inc.	3,300	74,679
		131,703
Transportation — 1.6%
Burlington Northern Santa Fe Corp.	800	62,024
Carnival Corp.	700	34,174
CSX Corp.	1,300	46,371
FedEx Corp.	800	91,632
Norfolk Southern Corp.	1,600	84,112
Union Pacific Corp.	1,000	90,630
United Parcel Service, Inc. Cl. B	3,600	271,260
		680,203
Travel — 0.1%
Sabre Holdings Corp. Cl. A	1,900	48,298
TOTAL EQUITIES (Cost $40,286,233)		43,550,230
	Principal Amount
SHORT-TERM INVESTMENTS — 14.3%
Cash Equivalents — 14.0%(d)
Abbey National PLC Eurodollar Time Deposit 5.270% 11/16/2006	$274,943	274,943
Abbey National PLC Eurodollar Time Deposit 5.280% 12/01/2006	162,674	162,674
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	57,279	57,279
American Beacon Money Market Fund(c)	107,945	107,945

	Principal Amount	Market Value
ANZ Banking Group Ltd. Eurodollar Time Deposit 5.280% 12/19/2006	$114,559	$114,559
Banco Santander Central Hispano SA Commercial Paper 5.275% 11/14/2006	57,279	57,279
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	217,664	217,664
Bank of America 5.270% 11/10/2006	114,560	114,560
Bank of America 5.300% 11/20/2006	34,368	34,368
Bank of America 5.310% 03/08/2007	114,560	114,560
Bank of Montreal Eurodollar Time Deposit 5.280% 12/04/2006	217,664	217,664
Bank of Nova Scotia Eurodollar Time Deposit 5.270% 11/13/2006	45,824	45,824
Barclays Eurodollar Time Deposit 5.300% 11/03/2006	45,824	45,824
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	114,560	114,560
Barclays Eurodollar Time Deposit 5.305% 11/21/2006	171,840	171,840
BGI Institutional Money Market Fund(c)	171,840	171,840
BNP Paribas Eurodollar Time Deposit 5.280% 12/12/2006	126,016	126,016
BNP Paribas Eurodollar Time Deposit 5.280% 12/15/2006	171,840	171,840
Calyon Eurodollar Time Deposit 5.250% 11/06/2006	171,840	171,840
Calyon Eurodollar Time Deposit 5.280% 12/01/2006	114,560	114,560
Calyon Eurodollar Time Deposit 5.310% 11/01/2006	229,120	229,120
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.280% 11/29/2006	164,966	164,966

	Principal Amount	Market Value
Dreyfus Cash Management Plus Money Market Fund(c)	$36,854	$36,854
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	19,187	19,187
Federal Home Loan Bank Discount Note 5.150% 12/27/2006	29,895	29,895
First Tennessee National Corporation Eurodollar Time Deposit 5.290% 12/18/2006	114,560	114,560
Fortis Bank Eurodollar Time Deposit 5.260% 11/07/2006	194,752	194,752
Fortis Bank Eurodollar Time Deposit 5.260% 11/09/2006	68,736	68,736
Fortis Bank Eurodollar Time Deposit 5.300% 11/20/2006	137,472	137,472
Freddie Mac Discount Note 5.138% 12/22/2006	15,825	15,825
General Electric Capital Corp. Commercial Paper 5.265% 11/22/2006	114,560	114,560
General Electric Capital Corp. Commercial Paper 5.285% 11/03/2006	170,336	170,336
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	116,251	116,251
Harris NA Eurodollar Time Deposit 5.280% 11/22/2006	171,840	171,840
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	160,384	160,384
National Australia Bank Eurodollar Time Deposit 5.290% 11/01/2006	265,091	265,091
Royal Bank of Canada Eurodollar Time Deposit 5.300% 11/17/2006	229,120	229,120
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	91,648	91,648
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 12/11/2006	103,104	103,104

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.300% 11/20/2006	$103,104	$103,104
Societe Generale Eurodollar Time Deposit 5.270% 11/02/2006	229,120	229,120
Societe Generale Eurodollar Time Deposit 5.280% 11/01/2006	45,824	45,824
Societe Generale Eurodollar Time Deposit 5.280% 12/04/2006	171,840	171,840
Standard Chartered Bank Eurodollar Time Deposit 5.280% 11/30/2006	114,560	114,560
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 11/01/2006	199,216	199,216
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 12/11/2006	57,280	57,280
UBS AG Eurodollar Term 5.300% 01/04/2007	137,472	137,472
		6,099,756
Repurchase Agreement — 0.3%
Investors Bank & Trust Company Repurchase Agreement, dated 10/31/2006, 3.60%, due 11/01/2006(e)	159,659	159,659
TOTAL SHORT-TERM INVESTMENTS (Cost $6,259,415)		6,259,415
TOTAL INVESTMENTS — 114.1% (Cost $46,545,648)(f)		49,809,645
Other Assets/ (Liabilities) — (14.1%)		(6,151,345)
NET ASSETS — 100.0%		$43,658,300

Notes to Portfolio of Investments

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $159,675. Collateralized by a U.S. Government Agency Obligation with a rate of 8.875%, maturity date of 09/25/2014, and an aggregate market value, including accrued interest, of $167,642.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments

October 31, 2006

	Number of Shares	Market Value
EQUITIES — 99.6%
COMMON STOCK
Advertising — 0.4%
Omnicom Group, Inc.(a)	16,100	$1,633,345
Aerospace & Defense — 3.3%
Alliant Techsystems, Inc.(b)	300	23,163
Boeing Co.(a)	6,800	543,048
General Dynamics Corp.	28,500	2,026,350
Honeywell International, Inc.	34,500	1,453,140
Lockheed Martin Corp.	29,400	2,555,742
Northrop Grumman Corp.	33,600	2,230,704
Orbital Sciences Corp.(b)	1,300	23,608
Raytheon Co.	44,300	2,212,785
United Technologies Corp.	14,300	939,796
		12,008,336
Air Transportation — 0.4%
AMR Corp.(b)	3,300	93,522
Continental Airlines, Inc. Cl. B(b)	4,000	147,520
Southwest Airlines Co.	85,300	1,282,059
		1,523,101
Apparel, Textiles & Shoes — 1.2%
Abercrombie & Fitch Co. Cl. A	1,100	84,315
Aeropostale, Inc.(b)	1,300	38,103
American Eagle Outfitters, Inc.	1,800	82,440
AnnTaylor Stores Corp.(b)	2,300	101,246
Brown Shoe Co., Inc.	1,000	38,960
Charming Shoppes, Inc.(b)	1,400	20,720
Christopher & Banks Corp.	1,300	35,087
Dress Barn, Inc.(b)	1,900	41,268
DSW, Inc. Cl. A(b)	100	3,460
Guess ?, Inc.(b)	800	45,560
Jones Apparel Group, Inc.	2,100	70,140
Limited Brands, Inc.	21,300	627,711
Liz Claiborne, Inc.	1,500	63,255
Nordstrom, Inc.	36,200	1,714,070
Payless ShoeSource, Inc.(b)	1,500	40,125
Ross Stores, Inc.	1,600	47,088
Skechers U.S.A., Inc. Cl. A(b)	1,500	44,835
The Gap, Inc.(a)	54,300	1,141,386
The Gymboree Corp.(b)	1,100	51,106
Tween Brands, Inc.(b)	900	37,638
VF Corp.	1,100	83,611
Wolverine World Wide, Inc.	1,300	36,868
		4,448,992

	Number of Shares	Market Value
Automotive & Parts — 0.9%
ArvinMeritor, Inc.	2,600	$39,052
Autoliv, Inc.	1,400	79,618
AutoNation, Inc.(b)	3,000	60,150
Ford Motor Co.(a)	136,200	1,127,736
General Motors Corp.(a)	30,500	1,065,060
Group 1 Automotive, Inc.	800	45,848
Harley-Davidson, Inc.(a)	13,900	953,957
Tenneco, Inc.(b)	1,600	36,320
The Goodyear Tire & Rubber Co.(a) (b)	4,000	61,320
		3,469,061
Banking, Savings & Loans — 10.1%
Astoria Financial Corp.	2,550	73,975
Bank of America Corp.	172,883	9,313,207
BB&T Corp.	2,700	117,504
Capital One Financial Corp.	15,400	1,221,682
Corus Bankshares, Inc.(a)	1,800	36,954
Fannie Mae	24,700	1,463,722
Freddie Mac	28,300	1,952,417
JP Morgan Chase & Co.	143,400	6,802,896
KeyCorp	9,900	367,686
M&T Bank Corp.	5,800	706,498
Mellon Financial Corp.	21,500	834,200
National City Corp.(a)	17,900	666,775
North Fork Bancorporation, Inc.	1,900	54,302
SunTrust Banks, Inc.	10,300	813,597
The First Marblehead Corp.(a)	800	53,960
U.S. Bancorp	91,000	3,079,440
Wachovia Corp.	68,255	3,788,153
Washington Mutual, Inc.	17,821	753,828
Wells Fargo & Co.(a)	137,100	4,975,359
		37,076,155
Beverages — 0.8%
PepsiCo, Inc.	31,400	1,992,016
The Coca-Cola Co.(a)	16,300	761,536
		2,753,552
Broadcasting, Publishing & Printing — 3.0%
CBS Corp. Cl. B	21,000	607,740
Clear Channel Communications, Inc.	53,800	1,874,930
Comcast Corp. Cl. A(b)	31,900	1,297,373
Gannett Co., Inc.	15,700	928,498
Liberty Global, Inc. Cl. A(b)	3,200	83,968
Liberty Media Holding Corp. Capital Cl. A(b)	10,000	890,600

	Number of Shares	Market Value
Liberty Media Holding Corp. Interactive Cl. A(b)	16,900	$372,983
The DIRECTV Group, Inc.(b)	40,000	891,200
The McGraw-Hill Companies, Inc.	20,900	1,341,153
Time Warner, Inc.	68,000	1,360,680
Viacom, Inc. Cl. B(b)	33,150	1,290,198
		10,939,323
Building Materials & Construction — 0.3%
Eagle Materials, Inc.	1,000	36,700
Emcor Group, Inc.(b)	800	47,320
Granite Construction, Inc.	2,200	114,620
Louisiana-Pacific Corp.	2,600	51,428
Masco Corp.	24,000	663,600
		913,668
Chemicals — 1.4%
Air Products & Chemicals, Inc.	11,700	815,139
Albemarle Corp.	1,000	65,030
Dow Chemical Co.(a)	55,200	2,251,608
Georgia Gulf Corp.	1,300	27,807
H.B. Fuller Co.	1,700	42,143
Hercules, Inc.(b)	2,300	41,860
Lyondell Chemical Co.	5,500	141,185
NewMarket Corp.	700	45,010
OM Group, Inc.(b)	1,100	62,700
PPG Industries, Inc.	15,800	1,080,720
Rohm & Haas Co.(a)	12,600	652,932
The Lubrizol Corp.	1,200	54,000
Tronox, Inc. Cl. B	1,079	14,113
		5,294,247
Commercial Services — 0.9%
Administaff, Inc.	1,100	37,895
Apollo Group, Inc. Cl. A(a) (b)	2,000	73,920
Convergys Corp.(b)	3,200	67,872
Corrections Corp. of America(b)	1,000	45,690
Hewitt Associates, Inc. Cl. A(b)	1,000	25,030
Ikon Office Solutions, Inc.	1,300	19,383
ITT Educational Services, Inc.(b)	1,500	103,425
Jackson Hewitt Tax Service, Inc.	1,100	38,060
John H. Harland Co.	800	32,712
Labor Ready, Inc.(b)	1,300	22,763

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Manpower, Inc.	2,800	$189,756
MoneyGram International, Inc.	1,800	61,578
MPS Group, Inc.(b)	2,600	39,650
Paychex, Inc.	14,500	572,460
Quest Diagnostics	2,100	104,454
Rent-A-Center, Inc.(b)	2,200	63,272
Ryder System, Inc.	1,800	94,770
Sotheby's(a)	1,600	60,800
Waste Management, Inc.	12,200	457,256
Western Union(b)	49,700	1,095,885
		3,206,631
Communications — 1.2%
Arris Group, Inc.(b)	2,700	36,180
Avaya, Inc.(b)	6,300	80,703
Citizens Communications Co.	5,900	86,494
EchoStar Communications Corp. Cl. A(b)	10,800	383,616
InterDigital Communications Corp.(b)	1,000	35,760
Lucent Technologies, Inc.(b)	102,100	248,103
Motorola, Inc.	117,800	2,716,468
Polycom, Inc.(b)	4,900	134,260
Qualcomm, Inc.	22,200	807,858
UTStarcom, Inc.(a) (b)	3,700	39,849
		4,569,291
Computer Integrated Systems Design — 0.2%
Cadence Design Systems, Inc.(b)	4,400	78,584
Computer Sciences Corp.(b)	5,200	274,820
Mentor Graphics Corp.(b)	2,300	38,801
Synopsys, Inc.(b)	6,500	146,315
Teradyne, Inc.(b)	4,400	61,688
Websense, Inc.(b)	200	5,474
		605,682
Computer Programming Services — 0.0%
Ceridian Corp.(a) (b)	2,900	68,353
VeriSign, Inc.(b)	4,000	82,720
		151,073
Computer Related Services — 0.0%
Acxiom Corp.	1,500	37,125
EarthLink, Inc.(b)	6,000	42,120
NetFlix, Inc.(b)	1,300	35,958
		115,203
Computers & Information — 4.8%
Apple Computer, Inc.(b)	12,500	1,013,500
Cisco Systems, Inc.(b)	183,500	4,427,855

	Number of Shares	Market Value
Cognos, Inc.(b)	1,000	$36,480
Dell, Inc.(b)	144,500	3,515,685
Diebold, Inc.	1,400	61,152
EMC Corp.(b)	155,900	1,909,775
Emulex Corp.(b)	2,000	37,600
International Business Machines Corp.	62,600	5,779,858
International Game Technology	10,600	450,606
Komag, Inc.(b)	1,100	42,075
Lexmark International, Inc.(b)	1,500	95,385
MICROS Systems, Inc.(b)	400	19,872
Solectron Corp.(b)	20,800	69,472
Tech Data Corp.(b)	2,300	90,505
		17,549,820
Computers & Office Equipment — 1.7%
Electronic Data Systems Corp.	22,400	567,392
Hewlett-Packard Co.	96,700	3,746,158
Xerox Corp.(b)	118,900	2,021,300
		6,334,850
Containers — 0.0%
Pactiv Corp.(b)	4,900	151,116
Cosmetics & Personal Care — 1.3%
Avon Products, Inc.	3,100	94,271
Colgate-Palmolive Co.	8,200	524,554
The Procter & Gamble Co.	65,592	4,157,877
		4,776,702
Data Processing & Preparation — 0.7%
Affiliated Computer Services, Inc. Cl. A(a) (b)	1,700	90,916
CSG Systems International, Inc.(b)	1,300	35,074
First Data Corp.	89,700	2,175,225
Fiserv, Inc.(b)	2,000	98,800
NCR Corp.(b)	2,400	99,648
The BISYS Group, Inc.(b)	300	3,312
		2,502,975
Education — 0.0%
Career Education Corp.(b)	2,300	51,244
Electric Utilities — 0.7%
AES Corp.(b)	2,800	61,572
Alliant Energy Corp.	1,800	69,030
American Electric Power Co., Inc.	23,800	986,034
Avista Corp.	800	20,592
CenterPoint Energy, Inc.	5,200	80,496
Constellation Energy Group, Inc.	300	18,720

	Number of Shares	Market Value
Edison International	1,800	$79,992
PG&E Corp.	31,600	1,363,224
		2,679,660
Electrical Equipment & Electronics — 6.2%
Acuity Brands, Inc.	2,100	104,034
Agere Systems, Inc.(b)	3,600	61,128
Altera Corp.(b)	5,100	94,044
Amkor Technology, Inc.(b)	5,500	38,005
Analog Devices, Inc.	18,200	579,124
Atmel Corp.(b)	10,100	58,075
Belden CDT, Inc.	1,100	39,820
Cymer, Inc.(b)	800	37,064
Daktronics, Inc.	200	4,742
Emerson Electric Co.	8,100	683,640
Energizer Holdings, Inc.(b)	1,000	78,150
Fairchild Semiconductor International, Inc.(b)	3,100	49,941
Freescale Semiconductor, Inc. Cl. B(b)	49,000	1,927,170
General Electric Co.	259,400	9,107,534
Hittite Microwave Corp.(b)	600	20,574
Integrated Device Technology, Inc.(b)	3,700	58,645
Intel Corp.	198,500	4,235,990
Intersil Corp. Cl. A	2,700	63,315
Itron, Inc.(b)	700	38,108
KLA-Tencor Corp.	2,100	103,257
LSI Logic Corp.(b)	7,600	76,380
Micron Technology, Inc.(b)	127,800	1,846,710
National Semiconductor Corp.	4,500	109,305
Novellus Systems, Inc.(b)	2,400	66,360
OmniVision Technologies, Inc.(a) (b)	3,800	62,396
Plexus Corp.(b)	100	2,192
QLogic Corp.(b)	3,200	65,856
Silicon Image, Inc.(b)	3,100	36,673
Texas Instruments, Inc.(a)	104,800	3,162,864
Varian Semiconductor Equipment Associates, Inc.(b)	1,400	51,086
Vishay Intertechnology, Inc.(b)	4,000	53,960
Zoran Corp.(b)	2,200	30,624
		22,946,766
Energy — 7.8%
Alon USA Energy, Inc.	1,300	36,491
Ashland, Inc.	1,100	65,010
Chevron Corp.	73,910	4,966,752
Comstock Resources, Inc.(b)	400	11,160

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
ConocoPhillips Co.	51,339	$3,092,661
Devon Energy Corp.	13,800	922,392
Exxon Mobil Corp.	184,400	13,169,848
Frontier Oil Corp.	3,900	114,660
Grey Wolf, Inc.(b)	5,300	37,100
Headwaters, Inc.(b)	1,500	37,125
Holly Corp.	1,300	61,828
Marathon Oil Corp.	26,000	2,246,400
Occidental Petroleum Corp.	42,848	2,011,285
Oneok, Inc.	2,600	108,238
Paramount Resources Ltd. Cl. A(b)	19,500	497,916
SEACOR Holdings, Inc.(b)	600	53,688
St. Mary Land & Exploration Co.(a)	900	33,561
Sunoco, Inc.	3,700	244,681
Tesoro Corp.	2,500	159,850
Tidewater, Inc.	1,400	69,622
Valero Energy Corp.	12,194	638,112
Veritas DGC, Inc.(b)	1,700	122,417
		28,700,797
Entertainment & Leisure — 0.8%
Live Nation, Inc.(b)	500	10,630
News Corp., Inc. Cl. A	95,300	1,987,005
The Walt Disney Co.	33,200	1,044,472
		3,042,107
Financial Services — 7.4%
AmeriCredit Corp.(a) (b)	8,400	214,788
Ameriprise Financial, Inc.(a)	15,780	812,670
Chicago Mercantile Exchange Holdings, Inc.	300	150,300
CIT Group, Inc.	1,800	93,690
Citigroup, Inc.	175,600	8,808,096
Countrywide Financial Corp.(a)	31,800	1,212,216
Intercontinental Exchange, Inc.(b)	600	50,652
International Securities Exchange, Inc.	700	35,945
Janus Capital Group, Inc.	3,200	64,256
Knight Capital Group, Inc. Cl. A(b)	2,900	54,085
Lehman Brothers Holdings, Inc.	33,600	2,615,424
Merrill Lynch & Co., Inc.(a)	48,000	4,196,160
Morgan Stanley	38,000	2,904,340
Piper Jaffray Cos.(b)	400	27,660
PNC Financial Services Group, Inc.	500	35,015

	Number of Shares	Market Value
The Bear Stearns Cos., Inc.	13,900	$2,103,765
The Goldman Sachs Group, Inc.	20,800	3,947,632
		27,326,694
Food Retailers — 0.0%
The Pantry, Inc.(b)	700	38,206
Foods — 1.1%
Campbell Soup Co.	11,800	441,084
ConAgra Foods, Inc.	39,000	1,019,850
Dean Foods Co.(b)	2,100	87,969
Heinz (H. J.) Co.	9,400	396,304
Safeway, Inc.	41,200	1,209,632
The Kroger Co.	37,600	845,624
		4,000,463
Forest Products & Paper — 0.0%
Packaging Corp. of America	2,200	50,534
Healthcare — 2.4%
Caremark Rx, Inc.	42,600	2,097,198
Coventry Health Care, Inc.(b)	2,100	98,595
HCA, Inc.(a)	24,600	1,242,792
Humana, Inc.(b)	19,800	1,188,000
Laboratory Corp. of America Holdings(a) (b)	2,700	184,923
Lincare Holdings, Inc.(b)	1,700	57,052
Manor Care, Inc.(a)	2,100	100,779
Sierra Health Services, Inc.(b)	3,800	130,112
UnitedHealth Group, Inc.	75,940	3,704,353
Universal Health Services, Inc. Cl. B	1,000	52,950
		8,856,754
Heavy Machinery — 0.1%
Applied Industrial Technologies, Inc.	1,100	31,614
The Manitowoc Co., Inc.	1,100	60,368
The Toro Co.	1,700	73,372
		165,354
Home Construction, Furnishings & Appliances — 0.0%
Ethan Allen Interiors, Inc.	1,000	35,620
Leggett & Platt, Inc.	800	18,680
Tempur-Pedic International, Inc.(b)	2,100	41,454
		95,754
Household Products — 0.0%
Snap-on, Inc.	1,300	61,139

	Number of Shares	Market Value
Industrial – Diversified — 2.2%
3M Co.	11,100	$875,124
Danaher Corp.	28,900	2,074,153
Eaton Corp.	14,300	1,035,749
Illinois Tool Works, Inc.	25,900	1,241,387
SPX Corp.	3,000	172,560
Tyco International Ltd.	85,100	2,504,493
		7,903,466
Information Retrieval Services — 1.2%
Digital River, Inc.(b)	1,000	57,850
Google, Inc. Cl. A(b)	9,200	4,382,788
		4,440,638
Insurance — 5.8%
ACE Ltd.	17,500	1,001,875
Aetna, Inc.	27,000	1,112,940
Allstate Corp.	25,800	1,583,088
Ambac Financial Group, Inc.	1,200	100,188
American International Group, Inc.	49,500	3,324,915
AMERIGROUP Corp.(b)	1,200	35,952
AmerUs Group Co.(b)	2,400	164,352
Assurant, Inc.(a)	2,900	152,714
Chubb Corp.	11,200	595,280
Cigna Corp.	2,100	245,658
CNA Financial Corp.(b)	1,100	41,195
Covanta Holding Corp.(b)	2,500	50,825
Fidelity National Title Group, Inc. Cl. A(a)	2,100	46,221
Landamerica Financial Group, Inc.	400	25,236
Lincoln National Corp.	14,489	917,299
Loews Corp.	27,400	1,066,408
MBIA, Inc.	2,500	155,050
Metlife, Inc.(a)	23,100	1,319,703
MGIC Investment Corp.	1,300	76,388
Nationwide Financial Services, Inc. Cl. A	1,100	56,012
Old Republic International Corp.	700	15,771
PartnerRe Ltd.	500	34,960
Principal Financial Group, Inc.	24,200	1,367,058
Prudential Financial, Inc.(b)	22,500	1,730,925
Radian Group, Inc.	3,200	170,560
RenaissanceRe Holdings Ltd.	700	38,080
Safeco Corp.	1,400	81,466
Safety Insurance Group, Inc.	600	30,006
St. Paul Travelers Cos.	29,400	1,503,222

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
The Hanover Insurance Group, Inc.	1,900	$86,165
The Hartford Financial Services Group, Inc.	9,500	828,115
The PMI Group, Inc.	2,700	115,155
WellCare Health Plans, Inc.(b)	900	52,875
WellPoint, Inc.(b)	39,534	3,017,235
		21,142,892
Internet Content — 0.1%
BEA Systems, Inc.(b)	14,600	237,542
Lodging — 0.3%
Las Vegas Sands Corp.(b)	4,600	350,520
Starwood Hotels & Resorts Worldwide, Inc.	13,000	776,620
		1,127,140
Machinery & Components — 1.4%
AGCO Corp.(b)	2,100	56,175
Caterpillar, Inc.	44,900	2,725,879
Chicago Bridge & Iron Co. NV	1,500	36,840
Cummins, Inc.	800	101,584
Deere & Co.(a)	19,400	1,651,522
Ingersoll-Rand Co. Cl. A	15,000	550,650
Kaydon Corp.	1,000	41,800
Lone Star Technologies, Inc.(b)	800	38,624
Regal-Beloit Corp.	800	39,560
Valmont Industries, Inc.	400	22,320
		5,264,954
Manufacturing — 0.4%
Applied Materials, Inc.	88,700	1,542,493
Medical Supplies — 1.4%
Advanced Medical Optics, Inc.(a) (b)	1,300	53,105
Agilent Technologies, Inc.(b)	42,500	1,513,000
Applera Corp. - Applied Biosystems Group	6,700	249,910
Becton, Dickinson & Co.	14,400	1,008,432
Edwards Lifesciences Corp.(b)	1,300	55,809
Medtronic, Inc.(a)	31,100	1,513,948
Mentor Corp.	1,000	46,800
Palomar Medical Technologies, Inc.(a) (b)	100	4,709
Tektronix, Inc.	1,400	42,518
Thermo Electron Corp.(b)	2,000	85,740
Zimmer Holdings, Inc.(b)	8,200	590,482
		5,164,453

	Number of Shares	Market Value
Metals & Mining — 2.4%
AK Steel Holding Corp.(b)	6,600	$98,538
Alcoa, Inc.	53,500	1,546,685
Canadian Natural Resources Ltd.	2,300	119,191
Carpenter Technology	1,600	171,184
Chaparral Steel Co.	1,100	45,749
Cleveland-Cliffs, Inc.(a)	800	33,832
CommScope, Inc.(b)	2,400	76,584
Crane Co.	600	23,364
Freeport-McMoRan Copper & Gold, Inc. Cl. B(a)	25,300	1,530,144
Mueller Industries, Inc.	300	11,001
NS Group, Inc.(b)	1,400	91,504
Nucor Corp.	37,400	2,184,534
Oregon Steel Mills, Inc.(b)	700	38,080
Phelps Dodge Corp.	15,600	1,565,928
Quanex Corp.	1,600	53,616
Southern Copper Corp.(a)	17,500	899,150
Steel Dynamics, Inc.	1,800	108,198
United States Steel Corp.	2,300	155,480
		8,752,762
Pharmaceuticals — 7.0%
Abbott Laboratories	24,400	1,159,244
AmerisourceBergen Corp.	8,000	377,600
Amgen, Inc.(b)	16,700	1,267,697
Andrx Corp.(b)	2,200	54,098
Cardinal Health, Inc.	14,400	942,480
Endo Pharmaceuticals Holdings, Inc.(b)	2,300	65,642
Forest Laboratories, Inc.(b)	27,500	1,345,850
Johnson & Johnson(a)	105,200	7,090,480
King Pharmaceuticals, Inc.(b)	6,500	108,745
McKesson Corp.	21,700	1,086,953
Merck & Co., Inc.(a)	104,300	4,737,306
Mylan Laboratories, Inc.	3,100	63,550
NBTY, Inc.(b)	1,700	47,294
Pfizer, Inc.	275,300	7,336,745
Watson Pharmaceutical, Inc.(b)	2,100	56,511
		25,740,195
Photography Equipment/Supplies — 0.0%
Eastman Kodak Co.(a)	3,600	87,840
Prepackaged Software — 4.6%
BMC Software, Inc.(b)	6,900	209,139
Brocade Communications Systems, Inc.(b)	7,900	64,069
CA, Inc.	16,800	415,968
Compuware Corp.(b)	7,500	60,300

	Number of Shares	Market Value
DST Systems, Inc.(b)	1,000	$61,790
Emdeon Corp.(a) (b)	5,400	62,910
Fair Isaac Corp.	3,400	124,542
Hyperion Solutions Corp.(b)	1,500	56,100
Intuit, Inc.(b)	54,400	1,920,320
McAfee, Inc.(b)	2,500	72,325
Microsoft Corp.	270,200	7,757,442
MicroStrategy, Inc. Cl. A(b)	300	35,805
Oracle Corp.(b)	194,200	3,586,874
Quest Software, Inc.(b)	2,500	36,825
Red Hat, Inc.(a) (b)	3,700	60,606
Sybase, Inc.(b)	2,200	53,570
Symantec Corp.(b)	111,000	2,202,240
TIBCO Software, Inc.(b)	3,400	31,450
United Online, Inc.	5,600	75,712
WebEx Communications, Inc.(b)	1,000	38,450
		16,926,437
Real Estate — 0.0%
CB Richard Ellis Group, Inc. Cl. A(b)	3,000	90,090
Trammell Crow Co.(b)	200	9,750
		99,840
Restaurants — 0.4%
Brinker International, Inc.	1,400	65,002
Chipotle Mexican Grill, Inc. Cl. B(b)	1,381	80,650
Domino's Pizza, Inc.	1,400	38,052
Jack in the Box, Inc.(b)	900	50,499
Yum! Brands, Inc.	18,700	1,111,902
		1,346,105
Retail — 6.0%
AutoZone, Inc.(b)	800	89,600
Barnes & Noble, Inc.	3,900	161,109
Best Buy Co., Inc.	19,100	1,055,275
Big Lots, Inc.(b)	4,700	99,076
Circuit City Stores, Inc.	3,900	105,222
Dick's Sporting Goods, Inc.(b)	1,100	54,736
Dillards, Inc. Cl. A(a)	4,100	123,697
Dollar Tree Stores, Inc.(b)	5,800	180,322
Family Dollar Stores, Inc.	4,900	144,305
Federated Department Stores, Inc.	49,500	2,173,545
J.C. Penney Co., Inc.	27,400	2,061,302
Kohl's Corp.(b)	26,600	1,877,960
Longs Drug Stores Corp.	500	21,520
Lowe's Companies, Inc.	37,200	1,121,208
Marvel Entertainment, Inc.(a) (b)	1,800	45,630

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Men's Wearhouse, Inc.	3,050	$121,543
Michaels Stores, Inc.	3,600	158,364
Office Depot, Inc.(b)	44,600	1,872,754
OfficeMax, Inc.	2,000	95,160
RadioShack Corp.(a)	3,000	53,520
Rite Aid Corp.(b)	12,000	56,160
Sears Holdings Corp.(b)	8,500	1,482,995
Staples, Inc.	22,900	590,591
The Home Depot, Inc.	102,500	3,826,325
The TJX Cos., Inc.	49,100	1,421,445
Wal-Mart Stores, Inc.	63,900	3,148,992
		22,142,356
Telephone Utilities — 4.5%
ADTRAN, Inc.	1,500	34,710
Amdocs Ltd.(b)	900	34,884
AT&T, Inc.	103,207	3,534,840
BellSouth Corp.	78,100	3,522,310
CenturyTel, Inc.	4,400	177,056
Embarq Corp.	1,796	86,837
j2 Global Communications, Inc.(b)	700	19,208
Qwest Communications International, Inc.(b)	137,500	1,186,625
Sprint Nextel Corp.	179,727	3,359,098
Telephone & Data Systems, Inc.	900	43,965
Verizon Communications, Inc.	120,700	4,465,900
		16,465,433
Tobacco — 1.9%
Altria Group, Inc.	75,900	6,172,947
Reynolds American, Inc.(a)	11,300	713,708
UST, Inc.	2,100	112,476
		6,999,131
Toys, Games — 0.1%
Hasbro, Inc.	3,100	80,352
Mattel, Inc.	4,400	99,572
		179,924
Transportation — 0.8%
American Commercial Lines, Inc.(b)	600	38,490
Carnival Corp.	5,800	283,156
CSX Corp.	42,100	1,501,707
EGL, Inc.(b)	1,000	33,990
General Maritime Corp.	1,000	36,540
Kansas City Southern(b)	1,600	45,424
Laidlaw International, Inc.	2,200	63,822
Norfolk Southern Corp.	12,900	678,153
OMI Corp.	1,800	40,176
Overseas Shipholding Group, Inc.	1,100	68,805

	Number of Shares	Market Value
Swift Transportation Co., Inc.(b)	1,500	$37,725
Wabtec Corp.	300	9,417
		2,837,405
Travel — 0.0%
Sabre Holdings Corp. Cl. A	2,400	61,008
TOTAL EQUITIES (Cost $331,856,071)		366,500,609
RIGHTS — 0.0%
Computers & Information — 0.0%
Seagate Technology(c)	25,700	-
Electric Utilities — 0.0%
Progress Energy, Inc.(b)	19,900	6,169
TOTAL RIGHTS (Cost $2,686)		6,169
WARRANTS — 0.0%
Financial Services Dime Bancorp, Inc.(b)	14,200	1,562
TOTAL WARRANTS (Cost $2,698)		1,562
TOTAL LONG TERM INVESTMENTS (Cost $331,861,455)		366,508,340
	Principal Amount
SHORT-TERM INVESTMENTS — 12.7%
Cash Equivalents — 12.1%(e)
Abbey National PLC Eurodollar Time Deposit 5.270% 11/16/2006	$1,995,511	1,995,511
Abbey National PLC Eurodollar Time Deposit 5.280% 12/01/2006	1,180,677	1,180,677
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	415,731	415,731
American Beacon Money Market Fund(d)	783,462	783,462
ANZ Banking Group Ltd. Eurodollar Time Deposit 5.280% 12/19/2006	831,463	831,463
Banco Santander Central Hispano SA Commercial Paper 5.275% 11/14/2006	415,731	415,731

	Principal Amount	Market Value
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	$1,579,779	$1,579,779
Bank of America 5.270% 11/10/2006	831,463	831,463
Bank of America 5.300% 11/20/2006	249,439	249,439
Bank of America 5.310% 03/08/2007	831,463	831,463
Bank of Montreal Eurodollar Time Deposit 5.280% 12/04/2006	1,579,779	1,579,779
Bank of Nova Scotia Eurodollar Time Deposit 5.270% 11/13/2006	332,585	332,585
Barclays Eurodollar Time Deposit 5.300% 11/03/2006	332,585	332,585
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	831,463	831,463
Barclays Eurodollar Time Deposit 5.305% 11/21/2006	1,247,194	1,247,194
BGI Institutional Money Market Fund(d)	1,247,194	1,247,194
BNP Paribas Eurodollar Time Deposit 5.280% 12/12/2006	914,609	914,609
BNP Paribas Eurodollar Time Deposit 5.280% 12/15/2006	1,247,194	1,247,194
Calyon Eurodollar Time Deposit 5.250% 11/06/2006	1,247,194	1,247,194
Calyon Eurodollar Time Deposit 5.280% 12/01/2006	831,463	831,463
Calyon Eurodollar Time Deposit 5.310% 11/01/2006	1,662,926	1,662,926
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.280% 11/29/2006	1,197,306	1,197,306
Dreyfus Cash Management Plus Money Market Fund(d)	267,483	267,483
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	139,260	139,260

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Federal Home Loan Bank Discount Note 5.150% 12/27/2006	$216,972	$216,972
First Tennessee National Corporation Eurodollar Time Deposit 5.290% 12/18/2006	831,463	831,463
Fortis Bank Eurodollar Time Deposit 5.260% 11/07/2006	1,413,487	1,413,487
Fortis Bank Eurodollar Time Deposit 5.260% 11/09/2006	498,878	498,878
Fortis Bank Eurodollar Time Deposit 5.300% 11/20/2006	997,755	997,755
Freddie Mac Discount Note 5.138% 12/22/2006	114,853	114,853
General Electric Capital Corp. Commercial Paper 5.265% 11/22/2006	831,463	831,463
General Electric Capital Corp. Commercial Paper 5.285% 11/03/2006	1,236,281	1,236,281
Goldman Sachs Financial Square Prime Obligations Money Market Fund(d)	843,738	843,738
Harris NA Eurodollar Time Deposit 5.280% 11/22/2006	1,247,194	1,247,194
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	1,164,048	1,164,048
National Australia Bank Eurodollar Time Deposit 5.290% 11/01/2006	1,924,005	1,924,005
Royal Bank of Canada Eurodollar Time Deposit 5.300% 11/17/2006	1,662,926	1,662,926
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	665,170	665,170
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 12/11/2006	748,316	748,316
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.300% 11/20/2006	748,316	748,316

	Principal Amount	Market Value
Societe Generale Eurodollar Time Deposit 5.270% 11/02/2006	$1,662,926	$1,662,926
Societe Generale Eurodollar Time Deposit 5.280% 11/01/2006	332,585	332,585
Societe Generale Eurodollar Time Deposit 5.280% 12/04/2006	1,247,196	1,247,196
Standard Chartered Bank Eurodollar Time Deposit 5.280% 11/30/2006	831,463	831,463
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 11/01/2006	1,445,891	1,445,891
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 12/11/2006	415,731	415,731
UBS AG Eurodollar Term 5.300% 01/04/2007	997,755	997,755
		44,271,366
Repurchase Agreement — 0.6%
Investors Bank & Trust Company Repurchase Agreement, dated 10/31/2006, 3.60%, due 11/01/2006(f)	2,301,551	2,301,551
TOTAL SHORT-TERM INVESTMENTS (Cost $46,572,917)		46,572,917
TOTAL INVESTMENTS — 112.3% (Cost $378,434,372)(g)		413,081,257
Other Assets/ (Liabilities) — (12.3%)		(45,271,075)
NET ASSETS — 100.0%		$367,810,182

Notes to Portfolio of Investments

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  This security is valued in good faith under procedures established by the board of trustees.

(d)  Amount represents shares owned of the fund.

(e)  Represents investments of security lending collateral. (Note 2).

(f)  Maturity value of $2,301,781. Collateralized by a U.S. Government Agency obligation with a rate of 8.125%, maturity date of 04/25/2015, and an aggregate market value, including accrued interest, of $2,416,628.

(g)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Portfolio of Investments

October 31, 2006

	Number of Shares	Market Value
EQUITIES — 97.2%
COMMON STOCK
Aerospace & Defense — 4.3%
Empresa Brasileira de Aeronautica SA ADR (Brazil)(a)	197,650	$8,228,169
General Dynamics Corp.	119,000	8,460,900
Lockheed Martin Corp.	104,210	9,058,975
Rockwell Collins, Inc.	70,400	4,088,832
United Technologies Corp.	161,100	10,587,492
		40,424,368
Apparel, Textiles & Shoes — 0.9%
Polo Ralph Lauren Corp.	119,200	8,463,200
Banking, Savings & Loans — 1.9%
Bank of America Corp.	111,230	5,991,960
Northern Trust Corp.	119,100	6,993,552
SLM Corp.	93,800	4,566,184
		17,551,696
Beverages — 1.0%
PepsiCo, Inc.	154,620	9,809,093
Broadcasting, Publishing & Printing — 1.0%
Comcast Corp. Special, Cl. A(b)	228,930	9,267,086
Chemicals — 3.3%
Monsanto Co.	433,400	19,164,948
Praxair, Inc.	195,640	11,787,310
		30,952,258
Commercial Services — 4.0%
The Corporate Executive Board Co.	108,100	9,709,542
eBay, Inc.(b)	603,000	19,374,390
Fastenal Co.(a)	117,500	4,728,200
Global Payments, Inc.	72,800	3,182,088
		36,994,220
Communications — 4.2%
America Movil SA de CV, Series L, Sponsored ADR (Mexico)	114,700	4,917,189
American Tower Corp. Cl. A(b)	259,600	9,350,792
Crown Castle International Corp.(b)	147,500	4,963,375
Network Appliance, Inc.(a)(b)	161,700	5,902,050

	Number of Shares	Market Value
Qualcomm, Inc.	221,000	$8,042,190
XM Satellite Radio Holdings, Inc. Cl. A(a) (b)	479,600	5,592,136
		38,767,732
Communications Equipment — 1.0%
Telefonaktiebolaget LM Ericsson Cl. B Sponsored ADR (Sweden)(a)	255,900	9,678,138
Computer Integrated Systems Design — 1.3%
Autodesk, Inc.(b)	179,400	6,592,950
F5 Networks, Inc.(b)	89,700	5,937,243
		12,530,193
Computer Programming Services — 1.0%
Cognizant Technology Solutions Corp. Cl. A(b)	119,900	9,026,072
Computers & Information — 6.1%
Apple Computer, Inc.(b)	175,100	14,197,108
Cisco Systems, Inc.(b)	1,276,690	30,806,530
EMC Corp.(b)	835,330	10,232,792
Scientific Games Corp. Cl. A(b)	60,800	1,704,224
		56,940,654
Cosmetics & Personal Care — 3.1%
The Procter & Gamble Co.	274,450	17,397,385
Reckitt Benckiser PLC	257,550	11,128,162
		28,525,547
Data Processing & Preparation — 3.4%
Affiliated Computer Services, Inc. Cl. A(a) (b)	291,800	15,605,464
Alliance Data Systems Corp.(b)	68,500	4,159,320
Automatic Data Processing, Inc.	234,300	11,583,792
		31,348,576
Diversified Financial — 0.4%
Nomura Holdings, Inc. JPY	212,000	3,709,548
Electrical Equipment & Electronics — 6.0%
Advanced Micro Devices, Inc.(b)	431,500	9,178,005
ASML Holding NV(b)	167,400	3,823,416

	Number of Shares	Market Value
Broadcom Corp. Cl. A(a) (b)	389,480	$11,789,560
General Electric Co.	383,850	13,476,973
Marvell Technology Group Ltd.(a) (b)	336,700	6,154,876
Microchip Technology, Inc.	220,800	7,270,944
Texas Instruments, Inc.	135,350	4,084,863
		55,778,637
Energy — 4.7%
EOG Resources, Inc.	76,600	5,096,198
Halliburton Co.	429,400	13,891,090
Kinder Morgan Management LLC(b)	112,731	4,890,271
Occidental Petroleum Corp.	113,600	5,332,384
Schlumberger Ltd.	236,000	14,886,880
		44,096,823
Financial Services — 5.1%
Chicago Mercantile Exchange Holdings, Inc.	29,300	14,679,300
Franklin Resources, Inc.	49,200	5,606,832
The Goldman Sachs Group, Inc.	49,240	9,345,260
Legg Mason, Inc.	119,800	10,784,396
UBS AG Registered	124,312	7,367,981
		47,783,769
Food Retailers — 0.8%
Starbucks Corp.(b)	186,500	7,040,375
Foods — 2.9%
Cadbury Schweppes PLC	549,750	5,495,594
Nestle SA	38,215	12,965,556
Panera Bread Co. Cl. A(a) (b)	54,300	3,355,740
Sysco Corp.	162,900	5,698,242
		27,515,132
Healthcare — 3.0%
Caremark Rx, Inc.	202,700	9,978,921
Covance Inc.(b)	122,000	7,137,000
UnitedHealth Group, Inc.	226,800	11,063,304
		28,179,225
Home Construction, Furnishings & Appliances — 0.6%
Harman International Industries, Inc.	55,000	5,629,250

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Household Products — 1.3%
Corning, Inc.(b)	611,400	$12,490,902
Industrial – Diversified — 1.5%
Danaher Corp.	123,000	8,827,710
Textron, Inc.	52,400	4,764,732
		13,592,442
Information Retrieval Services — 4.6%
Google, Inc. Cl. A(b)	53,900	25,677,421
Yahoo!, Inc.(b)	664,120	17,492,921
		43,170,342
Insurance — 3.2%
American International Group, Inc.	207,110	13,911,579
The Hartford Financial Services Group, Inc.	68,400	5,962,428
Prudential Financial, Inc.(b)	127,220	9,787,035
		29,661,042
Lodging — 0.8%
Las Vegas Sands Corp.(b)	99,700	7,597,140
Machinery & Components — 1.2%
Smith International, Inc.	273,500	10,797,780
Medical Supplies — 2.9%
Fisher Scientific International, Inc.(b)	136,300	11,670,006
St. Jude Medical, Inc.(b)	265,800	9,130,230
Varian Medical Systems, Inc.(b)	107,060	5,873,312
		26,673,548
Pharmaceuticals — 8.8%
Celgene Corp.(b)	129,300	6,909,792
Genentech, Inc.(b)	106,760	8,893,108
Genzyme Corp.(b)	134,300	9,066,593
Gilead Sciences, Inc.(b)	73,500	5,064,150
Novartis AG	273,075	16,463,575
PDL BioPharma, Inc.(a) (b)	159,900	3,378,687
Roche Holding AG	80,835	14,039,214
Sepracor, Inc.(a) (b)	81,100	4,197,736
Shionogi & Co., Ltd.	219,000	4,339,861
Teva Pharmaceutical Sponsored ADR (Israel)	290,170	9,566,905
		81,919,621
Prepackaged Software — 3.8%
Adobe Systems, Inc.(b)	334,660	12,800,746
Electronic Arts, Inc.(a) (b)	103,300	5,463,537

	Number of Shares	Market Value
Microsoft Corp.	409,290	$11,750,716
Red Hat, Inc.(a) (b)	302,500	4,954,950
		34,969,949
Retail — 7.0%
Best Buy Co., Inc.	139,220	7,691,905
CVS Corp.	329,400	10,336,572
J.C. Penney Co., Inc.	97,680	7,348,466
Kohl's Corp.(b)	122,700	8,662,620
Lowe's Companies, Inc.(a)	343,540	10,354,296
Staples, Inc.	454,000	11,708,660
Target Corp.	151,200	8,948,016
		65,050,535
Retail – Grocery — 0.4%
Whole Foods Market, Inc.	58,000	3,702,720
Telephone Utilities — 1.3%
Amdocs Ltd.(b)	204,900	7,941,924
NII Holdings, Inc. Cl. B(b)	60,900	3,960,327
		11,902,251
Transportation — 0.4%
Expeditors International of Washington, Inc.	80,020	3,793,748
TOTAL EQUITIES (Cost $803,474,615)		905,333,612
	Principal Amount
SHORT-TERM INVESTMENTS — 11.0%
Cash Equivalents — 7.9%(d)
Abbey National PLC Eurodollar Time Deposit 5.270% 11/16/2006	$3,315,061	3,315,061
Abbey National PLC Eurodollar Time Deposit 5.280% 12/01/2006	1,961,410	1,961,410
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	690,637	690,637
American Beacon Money Market Fund(c)	1,301,533	1,301,533
ANZ Banking Group Ltd. Eurodollar Time Deposit 5.280% 12/19/2006	1,381,274	1,381,274
Banco Santander Central Hispano SA Commercial Paper 5.275% 11/14/2006	690,637	690,637

	Principal Amount	Market Value
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	$2,624,421	$2,624,421
Bank of America 5.270% 11/10/2006	1,381,274	1,381,274
Bank of America 5.300% 11/20/2006	414,382	414,382
Bank of America 5.310% 03/08/2007	1,381,274	1,381,274
Bank of Montreal Eurodollar Time Deposit 5.280% 12/04/2006	2,624,421	2,624,421
Bank of Nova Scotia Eurodollar Time Deposit 5.270% 11/13/2006	552,510	552,510
Barclays Eurodollar Time Deposit 5.300% 11/03/2006	552,510	552,510
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	1,381,274	1,381,274
Barclays Eurodollar Time Deposit 5.305% 11/21/2006	2,071,912	2,071,912
BGI Institutional Money Market Fund(c)	2,071,912	2,071,912
BNP Paribas Eurodollar Time Deposit 5.280% 12/12/2006	1,519,402	1,519,402
BNP Paribas Eurodollar Time Deposit 5.280% 12/15/2006	2,071,912	2,071,912
Calyon Eurodollar Time Deposit 5.250% 11/06/2006	2,071,912	2,071,912
Calyon Eurodollar Time Deposit 5.280% 12/01/2006	1,381,274	1,381,274
Calyon Eurodollar Time Deposit 5.310% 11/01/2006	2,762,549	2,762,549
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.280% 11/29/2006	1,989,035	1,989,035
Dreyfus Cash Management Plus Money Market Fund(c)	444,359	444,359
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	231,347	231,347

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Federal Home Loan Bank Discount Note 5.150% 12/27/2006	$360,447	$360,447
First Tennessee National Corporation Eurodollar Time Deposit 5.290% 12/18/2006	1,381,274	1,381,274
Fortis Bank Eurodollar Time Deposit 5.260% 11/07/2006	2,348,166	2,348,166
Fortis Bank Eurodollar Time Deposit 5.260% 11/09/2006	828,765	828,765
Fortis Bank Eurodollar Time Deposit 5.300% 11/20/2006	1,657,529	1,657,529
Freddie Mac Discount Note 5.138% 12/22/2006	190,800	190,800
General Electric Capital Corp. Commercial Paper 5.265% 11/22/2006	1,381,274	1,381,274
General Electric Capital Corp. Commercial Paper 5.285% 11/03/2006	2,053,782	2,053,782
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	1,401,667	1,401,667
Harris NA Eurodollar Time Deposit 5.280% 11/22/2006	2,071,912	2,071,912
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	1,933,784	1,933,784
National Australia Bank Eurodollar Time Deposit 5.290% 11/01/2006	3,196,269	3,196,269
Royal Bank of Canada Eurodollar Time Deposit 5.300% 11/17/2006	2,762,549	2,762,549
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	1,105,020	1,105,020
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 12/11/2006	1,243,147	1,243,147

	Principal Amount	Market Value
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.300% 11/20/2006	$1,243,147	$1,243,147
Societe Generale Eurodollar Time Deposit 5.270% 11/02/2006	2,762,549	2,762,549
Societe Generale Eurodollar Time Deposit 5.280% 11/01/2006	552,510	552,510
Societe Generale Eurodollar Time Deposit 5.280% 12/04/2006	2,071,912	2,071,912
Standard Chartered Bank Eurodollar Time Deposit 5.280% 11/30/2006	1,381,274	1,381,274
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 11/01/2006	2,401,999	2,401,999
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 12/11/2006	690,637	690,637
UBS AG Eurodollar Term 5.300% 01/04/2007	1,657,529	1,657,529
		73,546,174
Repurchase Agreement — 3.1%
Investors Bank & Trust Company Repurchase Agreement, dated 10/31/2006, 3.60%, due 11/01/2006(e)	28,637,753	28,637,753
TOTAL SHORT-TERM INVESTMENTS (Cost $102,183,927)		102,183,927
TOTAL INVESTMENTS — 108.2% (Cost $905,658,542)(f)		1,007,517,539
Other Assets/ (Liabilities) — (8.2%)		(75,968,155)
NET ASSETS — 100.0%		$931,549,384

Notes to Portfolio of Investments

ADR - American Depository Receipt

JPY - Japanese Yen

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $28,640,616. Collateralized by a U.S. Government Agency obligation with a rate of 5.62%, maturity date of 08/15/2032, and a market value, including accrued interest, of $30,069,640.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Growth Fund – Portfolio of Investments

October 31, 2006

	Number of Shares	Market Value
EQUITIES — 100.1%
COMMON STOCK
Advertising — 0.5%
AQuantive, Inc.(a) (b)	15,100	$410,418
Aerospace & Defense — 0.9%
General Dynamics Corp.	9,500	675,450
Apparel, Textiles & Shoes — 2.9%
Nike, Inc. Cl. B	12,400	1,139,312
Polo Ralph Lauren Corp.	15,200	1,079,200
		2,218,512
Automotive & Parts — 1.5%
Autoliv, Inc.	11,600	659,692
Oshkosh Truck Corp.	11,500	519,915
		1,179,607
Beverages — 1.8%
PepsiCo, Inc.	21,700	1,376,648
Broadcasting, Publishing & Printing — 1.3%
Comcast Corp. Cl. A(a)	24,100	980,147
Chemicals — 2.8%
Monsanto Co.	48,200	2,131,404
Commercial Services — 2.9%
eBay, Inc.(a) (b)	55,500	1,783,215
Gen-Probe, Inc.(a)	8,500	406,895
		2,190,110
Communications — 1.6%
Network Appliance, Inc.(a) (b)	16,600	605,900
Qualcomm, Inc.	16,000	582,240
		1,188,140
Computer Integrated Systems Design — 2.0%
Autodesk, Inc.(a)	22,500	826,875
F5 Networks, Inc.(a)	10,500	694,995
		1,521,870
Computer Programming Services — 1.5%
Cognizant Technology Solutions Corp. Cl. A(a)	14,800	1,114,144
Computers & Information — 11.4%
Apple Computer, Inc.(a)	33,000	2,675,640
Cisco Systems, Inc.(a)	131,300	3,168,269
EMC Corp.(a)	234,800	2,876,300
		8,720,209

	Number of Shares	Market Value
Cosmetics & Personal Care — 4.1%
Colgate-Palmolive Co.	20,300	$1,298,591
The Procter & Gamble Co.	29,200	1,850,988
		3,149,579
Electrical Equipment & Electronics — 6.4%
ASML Holding NV(a) (b)	44,800	1,023,232
Broadcom Corp. Cl. A(a)	50,900	1,540,743
International Rectifier Corp.(a)	6,300	226,611
Marvell Technology Group Ltd.(a) (b)	30,800	563,024
Rockwell Automation, Inc.	9,400	582,800
Texas Instruments, Inc.	31,100	938,598
		4,875,008
Energy — 4.5%
Apache Corp.	11,800	770,776
Halliburton Co.	32,800	1,061,080
National Oilwell Varco, Inc.(a)	10,800	652,320
Schlumberger Ltd.	15,200	958,816
		3,442,992
Financial Services — 4.9%
Chicago Mercantile Exchange Holdings, Inc.	1,600	801,600
The Goldman Sachs Group, Inc.	4,800	910,992
Legg Mason, Inc.(b)	14,000	1,260,280
TD Ameritrade Holding Corp.(b)	47,700	785,619
		3,758,491
Food Retailers — 1.1%
Starbucks Corp.(a)	21,500	811,625
Foods — 0.5%
Panera Bread Co. Cl. A(a) (b)	6,600	407,880
Healthcare — 1.8%
UnitedHealth Group, Inc.	28,300	1,380,474
Home Construction, Furnishings & Appliances — 0.9%
Harman International Industries, Inc.	6,800	695,980
Household Products — 2.4%
Corning, Inc.(a)	90,100	1,840,743

	Number of Shares	Market Value
Information Retrieval Services — 5.3%
Google, Inc. Cl. A(a)	5,400	$2,572,506
Yahoo!, Inc.(a)	54,200	1,427,628
		4,000,134
Insurance — 3.7%
American International Group, Inc.	41,400	2,780,838
Medical Supplies — 4.9%
Bard (C.R.), Inc.	10,700	876,972
Fisher Scientific International, Inc.(a)	9,000	770,580
Varian Medical Systems, Inc.(a)	38,600	2,117,596
		3,765,148
Metals & Mining — 0.8%
Precision Castparts Corp.	8,800	598,928
Pharmaceuticals — 11.7%
Alcon, Inc.(b)	9,600	1,018,368
Celgene Corp.(a) (b)	21,700	1,159,648
Genentech, Inc.(a)	14,000	1,166,200
Genzyme Corp.(a)	13,900	938,389
Gilead Sciences, Inc.(a)	15,000	1,033,500
Medco Health Solutions, Inc.(a)	15,400	823,900
Novartis AG ADR (Switzerland)	26,000	1,578,980
Shire Pharmaceuticals Group PLC Sponsored ADR (United Kingdom)	7,200	394,920
Teva Pharmaceutical Sponsored ADR (Israel)	25,200	830,844
		8,944,749
Prepackaged Software — 5.3%
Adobe Systems, Inc.(a) (b)	23,200	887,400
Citrix Systems, Inc.(a)	15,200	448,856
Electronic Arts, Inc.(a)	28,800	1,523,232
NAVTEQ Corp.(a) (b)	18,000	597,600
Red Hat, Inc.(a) (b)	34,700	568,386
		4,025,474
Retail — 7.9%
J.C. Penney Co., Inc.	3,400	255,782
Kohl's Corp.(a)	11,100	783,660
Lowe's Companies, Inc.(b)	32,800	988,592
Staples, Inc.	80,900	2,086,411
Target Corp.	23,400	1,384,812
Williams-Sonoma, Inc.	14,100	479,541
		5,978,798

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Retail – Grocery — 1.2%
Whole Foods Market, Inc.	13,800	$880,992
Telephone Utilities — 0.8%
NeuStar, Inc. Cl. A(a) (b)	20,300	593,166
Transportation — 0.8%
UTI Worldwide, Inc.	22,900	591,965
TOTAL EQUITIES (Cost $73,284,974)		76,229,623
	Principal Amount
OPTIONS — 0.0%
Apple Computer, Inc., Expires 4/21/2007, Strike 80	$3,300	22,440
TOTAL OPTIONS (Cost $23,836)		22,440
TOTAL LONG TERM INVESTMENTS (Cost $73,308,810)		76,252,063
SHORT-TERM INVESTMENTS — 12.1%
Cash Equivalents — 12.1%(d)
Abbey National PLC Eurodollar Time Deposit 5.270% 11/16/2006	414,272	414,272
Abbey National PLC Eurodollar Time Deposit 5.280% 12/01/2006	245,111	245,111
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	86,306	86,306
American Beacon Money Market Fund(c)	162,648	162,648
ANZ Banking Group Ltd. Eurodollar Time Deposit 5.280% 12/19/2006	172,614	172,614
Banco Santander Central Hispano SA Commercial Paper 5.275% 11/14/2006	86,307	86,307
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	327,966	327,966
Bank of America 5.270% 11/10/2006	172,614	172,614
Bank of America 5.300% 11/20/2006	51,784	51,784

	Principal Amount	Market Value
Bank of America 5.310% 03/08/2007	$172,614	$172,614
Bank of Montreal Eurodollar Time Deposit 5.280% 12/04/2006	327,966	327,966
Bank of Nova Scotia Eurodollar Time Deposit 5.270% 11/13/2006	69,046	69,046
Barclays Eurodollar Time Deposit 5.300% 11/03/2006	69,046	69,046
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	172,614	172,614
Barclays Eurodollar Time Deposit 5.305% 11/21/2006	258,921	258,921
BGI Institutional Money Market Fund(c)	258,921	258,921
BNP Paribas Eurodollar Time Deposit 5.280% 12/12/2006	189,875	189,875
BNP Paribas Eurodollar Time Deposit 5.280% 12/15/2006	258,921	258,921
Calyon Eurodollar Time Deposit 5.250% 11/06/2006	258,921	258,921
Calyon Eurodollar Time Deposit 5.280% 12/01/2006	172,614	172,614
Calyon Eurodollar Time Deposit 5.310% 11/01/2006	345,228	345,228
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.280% 11/29/2006	248,564	248,564
Dreyfus Cash Management Plus Money Market Fund(c)	55,530	55,530
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	28,911	28,911
Federal Home Loan Bank Discount Note 5.150% 12/27/2006	45,044	45,044
First Tennessee National Corporation Eurodollar Time Deposit 5.290% 12/18/2006	172,614	172,614
Fortis Bank Eurodollar Time Deposit 5.260% 11/07/2006	293,444	293,444

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 5.260% 11/09/2006	$103,568	$103,568
Fortis Bank Eurodollar Time Deposit 5.300% 11/20/2006	207,137	207,137
Freddie Mac Discount Note 5.138% 12/22/2006	23,844	23,844
General Electric Capital Corp. Commercial Paper 5.265% 11/22/2006	172,614	172,614
General Electric Capital Corp. Commercial Paper 5.285% 11/03/2006	256,655	256,655
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	175,162	175,162
Harris NA Eurodollar Time Deposit 5.280% 11/22/2006	258,921	258,921
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	241,659	241,659
National Australia Bank Eurodollar Time Deposit 5.290% 11/01/2006	399,428	399,428
Royal Bank of Canada Eurodollar Time Deposit 5.300% 11/17/2006	345,228	345,228
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	138,091	138,091
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 12/11/2006	155,352	155,352
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.300% 11/20/2006	155,352	155,352
Societe Generale Eurodollar Time Deposit 5.270% 11/02/2006	345,228	345,228
Societe Generale Eurodollar Time Deposit 5.280% 11/01/2006	69,046	69,046
Societe Generale Eurodollar Time Deposit 5.280% 12/04/2006	258,921	258,921
Standard Chartered Bank Eurodollar Time Deposit 5.280% 11/30/2006	172,614	172,614

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 11/01/2006	$300,171	$300,171
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 12/11/2006	86,307	86,307
UBS AG Eurodollar Term 5.300% 01/04/2007	207,137	207,137
		9,190,851
TOTAL SHORT-TERM INVESTMENTS (Cost $9,190,851)		9,190,851
TOTAL INVESTMENTS — 112.2% (Cost $82,499,661)(e)		85,442,914
Other Assets/ (Liabilities) — (12.2%)		(9,272,940)
NET ASSETS — 100.0%		$76,169,974

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments

October 31, 2006

	Number of Shares	Market Value
EQUITIES — 100.0%
COMMON STOCK
Advertising — 0.5%
Clear Channel Outdoor Holdings, Inc. Cl. A(a)	300	$7,365
Getty Images, Inc.(a) (b)	300	12,993
Harte-Hanks, Inc.	400	10,100
Lamar Advertising Co.(a)	300	17,304
Monster Worldwide, Inc.(a)	100	4,051
Omnicom Group, Inc.(b)	2,800	284,060
		335,873
Aerospace & Defense — 4.1%
Alliant Techsystems, Inc.(a) (b)	100	7,721
Boeing Co.(b)	11,400	910,404
Goodrich Corp.	800	35,272
Honeywell International, Inc.	5,500	231,660
Lockheed Martin Corp.	6,600	573,738
Northrop Grumman Corp.	300	19,917
Raytheon Co.(b)	4,300	214,785
United Technologies Corp.	8,400	552,048
		2,545,545
Air Transportation — 0.5%
AMR Corp.(a) (b)	3,700	104,858
Continental Airlines, Inc. Cl. B(a) (b)	3,500	129,080
Southwest Airlines Co.	200	3,006
US Airways Group, Inc.(a)	1,000	49,860
		286,804
Apparel, Textiles & Shoes — 2.0%
Abercrombie & Fitch Co. Cl. A	1,500	114,975
American Eagle Outfitters, Inc.	2,700	123,660
AnnTaylor Stores Corp.(a) (b)	3,400	149,668
Claire's Stores, Inc.	1,000	28,350
Coach, Inc.(a)	2,200	87,208
The Gap, Inc.(b)	3,500	73,570
Limited Brands, Inc.	3,500	103,145
Nike, Inc. Cl. B	1,800	165,384
Nordstrom, Inc.	6,400	303,040
Polo Ralph Lauren Corp.	800	56,800
Ross Stores, Inc.	1,500	44,145
		1,249,945

	Number of Shares	Market Value
Automotive & Parts — 0.6%
BorgWarner, Inc.	100	$5,750
Copart, Inc.(a)	500	14,465
The Goodyear Tire & Rubber Co.(a)	1,600	24,528
Harley-Davidson, Inc.	2,900	199,027
Navistar International Corp.(a)	500	13,865
Oshkosh Truck Corp.	700	31,647
Paccar, Inc.	1,400	82,894
		372,176
Banking, Savings & Loans — 2.0%
Bank of Hawaii Corp.	200	10,434
The Bank of New York Co., Inc.	300	10,311
Capital One Financial Corp.	1,100	87,263
Cullen/Frost Bankers, Inc.	100	5,416
The First Marblehead Corp.(b)	2,200	148,390
Freddie Mac	4,500	310,455
Mellon Financial Corp.	2,800	108,640
Nelnet, Inc. Cl. A(a)	100	2,944
Northern Trust Corp.	100	5,872
SLM Corp.	3,200	155,776
State Street Corp.(b)	1,700	109,191
Synovus Financial Corp.	900	26,442
TCF Financial Corp.	400	10,412
Wells Fargo & Co.	6,400	232,256
		1,223,802
Beverages — 2.2%
Anheuser-Busch Cos., Inc.	4,800	227,616
Brown-Forman Corp. Cl. B	500	36,095
The Coca-Cola Co.(b)	12,600	588,672
Constellation Brands, Inc. Cl. A(a)	400	10,996
The Pepsi Bottling Group, Inc.	700	22,134
PepsiCo, Inc.	7,600	482,144
		1,367,657
Broadcasting, Publishing & Printing — 2.8%
Cablevision Systems Corp. Cl. A	600	16,674
Comcast Corp. Cl. A(a)	9,400	382,298
The DIRECTV Group, Inc.(a)	16,800	374,304
John Wiley & Sons, Inc. Cl. A	1,800	63,540
Liberty Global, Inc. Cl. A(a)	1,580	41,459

	Number of Shares	Market Value
Liberty Media Holding Corp. Interactive Cl. A(a)	6,300	$139,041
The McGraw-Hill Companies, Inc.	5,400	346,518
Meredith Corp.	1,200	63,000
The Scripps (E.W.) Co. Cl. A	400	19,784
Time Warner, Inc.	100	2,001
Univision Communications, Inc. Cl. A(a)	1,400	49,084
Viacom, Inc. Cl. B(a)	6,000	233,520
		1,731,223
Building Materials & Construction — 0.2%
Eagle Materials, Inc.	600	22,020
Kinetic Concepts, Inc.(a)	400	13,904
Masco Corp.	2,300	63,595
Vulcan Materials Co.	600	48,888
		148,407
Chemicals — 1.4%
Airgas, Inc.	400	15,124
Celanese Corp. Cl. A	300	6,183
Church & Dwight, Inc.	550	22,313
Du Pont (E.I.) de Nemours & Co.	7,000	320,600
Hercules, Inc.(a)	400	7,280
Huntsman Corp.(a)	500	8,635
International Flavors & Fragrances, Inc.	600	25,488
Monsanto Co.	5,100	225,522
Nalco Holding Co.(a)	700	14,161
PPG Industries, Inc.	800	54,720
Praxair, Inc.	3,000	180,750
Rohm & Haas Co.	300	15,546
		896,322
Commercial Services — 2.7%
Akamai Technologies, Inc.(a) (b)	200	9,372
Apollo Group, Inc. Cl. A(a)	800	29,568
ARAMARK Corp. Cl. B	900	30,087
The Brink's Co.	200	10,498
Cintas Corp.	1,000	41,400
Convergys Corp.(a)	100	2,121
The Corporate Executive Board Co.	100	8,982
Corrections Corp. of America(a)	300	13,707
Dun & Bradstreet Corp.(a)	900	69,516
eBay, Inc.(a)	11,000	353,430
Ecolab, Inc.	100	4,535

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Equifax, Inc.	2,200	$83,666
Global Payments, Inc.	1,000	43,710
ITT Educational Services, Inc.(a)	600	41,370
Jacobs Engineering Group, Inc.(a)	100	7,554
Manpower, Inc.	900	60,993
MoneyGram International, Inc.	500	17,105
Moody's Corp.	1,700	112,710
Paychex, Inc.	3,200	126,336
PerkinElmer, Inc.	600	12,816
Public Storage, Inc.	1,364	122,364
Quanta Services, Inc.(a) (b)	400	7,320
Quest Diagnostics	2,900	144,246
Republic Services, Inc.	1,200	49,212
The Servicemaster Co.	700	7,931
URS Corp.(a)	100	4,041
Waste Management, Inc.	7,600	284,848
		1,699,438
Communications — 2.2%
American Tower Corp. Cl. A(a)	4,015	144,620
Avaya, Inc.(a)	5,900	75,579
Ciena Corp.(a)	142	3,338
Citizens Communications Co.	3,800	55,708
Crown Castle International Corp.(a) (b)	1,400	47,110
EchoStar Communications Corp. Cl. A(a)	1,100	39,072
Harris Corp.	2,000	85,200
L-3 Communications Holdings, Inc.	100	8,052
Lucent Technologies, Inc.(a)	21,000	51,030
Motorola, Inc.	17,000	392,020
Network Appliance, Inc.(a) (b)	3,400	124,100
Qualcomm, Inc.	9,400	342,066
SBA Communications Corp. Cl. A(a)	900	24,039
		1,391,934
Computer Integrated Systems Design — 0.3%
Autodesk, Inc.(a)	1,400	51,450
Cadence Design Systems, Inc.(a)	3,400	60,724
F5 Networks, Inc.(a)	200	13,238
National Instruments Corp.	400	12,472
Parametric Technology Corp.(a)	400	7,816

	Number of Shares	Market Value
Sun Microsystems, Inc.(a)	2,500	$13,575
Synopsys, Inc.(a)	200	4,502
Teradyne, Inc.(a) (b)	3,600	50,472
		214,249
Computer Programming Services — 0.1%
Ceridian Corp.(a) (b)	1,200	28,284
VeriSign, Inc.(a)	2,200	45,496
		73,780
Computer Related Services — 0.1%
Acxiom Corp.	900	22,275
Checkfree Corp.(a) (b)	500	19,740
		42,015
Computers & Information — 7.4%
Apple Computer, Inc.(a)	7,400	599,992
CDW Corp.	100	6,567
Cisco Systems, Inc.(a)	70,300	1,696,339
Dell, Inc.(a)	12,500	304,125
Diebold, Inc.	200	8,736
EMC Corp.(a)	18,900	231,525
International Business Machines Corp.	17,400	1,606,542
Jabil Circuit, Inc.	100	2,871
Lexmark International, Inc.(a)	1,700	108,103
Solectron Corp.(a)	2,900	9,686
Symbol Technologies, Inc.	1,800	26,874
VeriFone Holdings, Inc.(a)	300	8,763
Western Digital Corp.(a)	2,000	36,560
		4,646,683
Computers & Office Equipment — 1.8%
Electronic Data Systems Corp.	2,700	68,391
Hewlett-Packard Co.	25,800	999,492
Pitney Bowes, Inc.	1,200	56,052
		1,123,935
Containers — 0.3%
Crown Holdings, Inc.(a)	900	17,496
Owens-Illinois, Inc.(a) (b)	1,200	19,920
Pactiv Corp.(a)	3,300	101,772
Sealed Air Corp.	300	17,856
		157,044
Cosmetics & Personal Care — 1.7%
Alberto-Culver Co.	100	5,081
Avon Products, Inc.	4,300	130,763
Colgate-Palmolive Co.(b)	4,400	281,468
The Estee Lauder Cos., Inc. Cl. A(b)	1,800	72,702
Kimberly-Clark Corp.	2,500	166,300
The Procter & Gamble Co.	6,457	409,309
		1,065,623

	Number of Shares	Market Value
Data Processing & Preparation — 1.2%
Affiliated Computer Services, Inc. Cl. A(a) (b)	200	$10,696
Alliance Data Systems Corp.(a)	700	42,504
Automatic Data Processing, Inc.	5,500	271,920
FactSet Research Systems, Inc.	700	35,630
First Data Corp.	7,300	177,025
Fiserv, Inc.(a)	2,650	130,910
IMS Health, Inc.	2,100	58,485
NCR Corp.(a)	400	16,608
SEI Investments Co.	400	22,512
Total System Services, Inc.(b)	300	7,224
		773,514
Education — 0.0%
Career Education Corp.(a)	100	2,228
Electric Utilities — 1.4%
AES Corp.(a)	10,000	219,900
Allegheny Energy, Inc.(a) (b)	1,500	64,545
Constellation Energy Group, Inc.	100	6,240
NRG Energy, Inc.(a) (b)	900	43,335
TXU Corp.	9,100	574,483
		908,503
Electrical Equipment & Electronics — 7.9%
Advanced Micro Devices, Inc.(a)	4,400	93,588
Agere Systems, Inc.(a)	1,500	25,470
Altera Corp.(a)	5,400	99,576
Ametek, Inc.	800	37,344
Amphenol Corp. Cl. A	800	54,320
Analog Devices, Inc.	3,300	105,006
AVX Corp.	9,000	141,840
Broadcom Corp. Cl. A(a)	200	6,054
Cypress Semiconductor Corp.(a) (b)	1,100	18,469
Dolby Laboratories, Inc. Cl. A(a)	300	5,937
DRS Technologies, Inc.	100	4,422
Emerson Electric Co.	3,600	303,840
Energizer Holdings, Inc.(a)	700	54,705
Fairchild Semiconductor International, Inc.(a)	600	9,666
Freescale Semiconductor, Inc. Cl. B(a)	4,000	157,320
General Electric Co.	31,500	1,105,965
Integrated Device Technology, Inc.(a)	9,800	155,330

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Intel Corp.	35,500	$757,570
Intersil Corp. Cl. A	500	11,725
Johnson Controls, Inc.(b)	900	73,386
KLA-Tencor Corp.	2,200	108,174
Lincoln Electric Holdings, Inc.	400	24,596
Linear Technology Corp.	100	3,112
LSI Logic Corp.(a) (b)	2,600	26,130
MEMC Electronic Materials, Inc.(a) (b)	3,400	120,700
Microchip Technology, Inc.	1,900	62,567
Micron Technology, Inc.(a) (b)	7,100	102,595
Molex, Inc.	1,300	45,370
National Semiconductor Corp.	3,000	72,870
Novellus Systems, Inc.(a)	5,300	146,545
Nvidia Corp.(a)	3,100	108,097
QLogic Corp.(a)	1,200	24,696
Rambus, Inc.(a) (b)	700	11,592
Rockwell Automation, Inc.	1,600	99,200
Spansion LLC Cl. A(a) (b)	100	1,426
Texas Instruments, Inc.	13,600	410,448
Thomas & Betts Corp.(a)	800	41,224
Trimble Navigation Ltd.(a)	700	32,354
Vishay Intertechnology, Inc.(a)	5,200	70,148
Wesco International, Inc.(a)	2,000	130,540
Xilinx, Inc.	2,900	73,979
		4,937,896
Energy — 3.2%
BJ Services Co.	3,400	102,544
Cnx Gas Corp.(a)	100	2,615
El Paso Corp.	7,300	100,010
ENSCO International, Inc.	1,500	73,455
EOG Resources, Inc.	600	39,918
Exxon Mobil Corp.	7,200	514,224
Frontier Oil Corp.	5,100	149,940
Global Industries Ltd.(a)	1,100	18,260
Halliburton Co.(b)	10,200	329,970
Helix Energy Solutions Group, Inc.(a)	100	3,230
Holly Corp.	1,200	57,072
Kinder Morgan, Inc.	1,200	126,120
National Oilwell Varco, Inc.(a)	1,800	108,720
Oceaneering International, Inc.(a)	500	17,995
Patterson-UTI Energy, Inc.(b)	1,000	23,200
Plains Exploration & Production Co.(a)	900	38,061
Questar Corp.	700	57,036

	Number of Shares	Market Value
St. Mary Land & Exploration Co.	500	$18,645
Sunoco, Inc.	1,300	85,969
Superior Energy Services, Inc.(a)	900	28,170
Tidewater, Inc.	1,200	59,676
Todco Cl. A(a)	700	23,891
XTO Energy, Inc.	100	4,666
		1,983,387
Entertainment & Leisure — 1.4%
Brunswick Corp.	100	3,150
DreamWorks Animation SKG, Inc. Cl. A(a)	200	5,290
News Corp., Inc. Cl. A	14,900	310,665
Penn National Gaming, Inc.(a)	600	21,942
Regal Entertainment Group Cl. A(b)	600	12,438
The Walt Disney Co.	11,950	375,947
Warner Music Group Corp.	6,100	158,173
		887,605
Financial Services — 4.0%
Affiliated Managers Group, Inc.(a) (b)	200	20,028
American Express Co.	5,600	323,736
AmeriCredit Corp.(a) (b)	5,300	135,521
CapitalSource, Inc.(b)	4,300	119,282
CBOT Holdings, Inc. Cl. A(a)	200	29,680
Developers Diversified Realty Corp. REIT	300	18,270
E*TRADE Financial Corp.(a)	1,900	44,232
East West Bancorp, Inc.	400	14,604
Federal Realty Investment Trust REIT	100	8,015
Fidelity National Information Services, Inc.	200	8,314
Franklin Resources, Inc.	1,500	170,940
The Goldman Sachs Group, Inc.	4,300	816,097
IndyMac Bancorp, Inc.(b)	1,700	77,265
Investment Technology Group, Inc.(a)	300	14,010
Janus Capital Group, Inc.	800	16,064
Kilroy Realty Corp.	400	30,132
Lehman Brothers Holdings, Inc.(b)	1,000	77,840
Merrill Lynch & Co., Inc.	3,000	262,260
Morgan Stanley	2,100	160,503
Nuveen Investments, Inc. Cl. A	400	19,720

	Number of Shares	Market Value
The Charles Schwab Corp.	700	$12,754
T. Rowe Price Group, Inc.	100	4,731
Taubman Centers, Inc. REIT	1,200	56,280
United Dominion Realty Trust, Inc.(b)	1,000	32,370
Ventas, Inc.	400	15,592
Weingarten Realty Investors REIT	200	9,300
		2,497,540
Food Retailers — 0.3%
Starbucks Corp.(a)	4,400	166,100
Foods — 0.7%
Campbell Soup Co.	2,100	78,498
General Mills, Inc.	2,400	136,368
Heinz (H. J.) Co.	1,800	75,888
The Kroger Co.	900	20,241
McCormick & Co., Inc.	1,700	63,580
Sara Lee Corp.	3,800	64,980
		439,555
Forest Products & Paper — 0.0%
Packaging Corp. of America	800	18,376
Healthcare — 2.7%
Brookdale Senior Living Inc.	100	4,812
Caremark Rx, Inc.	3,700	182,151
Coventry Health Care, Inc.(a)	1,425	66,904
DaVita, Inc.(a)	500	27,815
Express Scripts, Inc.(a)	1,700	108,324
HCA, Inc.(b)	3,500	176,820
Health Management Associates, Inc. Cl. A	300	5,910
Health Net, Inc.(a)	900	37,359
Humana, Inc.(a)	1,500	90,000
IDEXX Laboratories, Inc.(a)	300	24,963
Laboratory Corp. of America Holdings(a)	2,300	157,527
LifePoint Hospitals, Inc.(a)	100	3,550
Lincare Holdings, Inc.(a)	800	26,848
Manor Care, Inc.	2,300	110,377
Pediatrix Medical Group, Inc.(a)	1,100	49,423
Sierra Health Services, Inc.(a)	1,400	47,936
UnitedHealth Group, Inc.	11,530	562,433
VCA Antech, Inc.(a)	700	22,659
		1,705,811

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Heavy Machinery — 0.3%
Cameron International Corp.(a)	700	$35,070
Donaldson Co., Inc.	700	26,285
JLG Industries, Inc.	100	2,765
The Manitowoc Co., Inc.	2,200	120,736
The Toro Co.	400	17,264
		202,120
Home Construction, Furnishings & Appliances — 0.6%
Centex Corp.	500	26,150
Harman International Industries, Inc.	700	71,645
Hillenbrand Industries, Inc.	2,300	134,964
HNI Corp.	300	13,491
Leggett & Platt, Inc.	2,500	58,375
Mohawk Industries, Inc.(a) (b)	100	7,270
Steelcase, Inc. Cl. A	4,400	72,908
		384,803
Household Products — 1.1%
The Black & Decker Corp.	700	58,716
Corning, Inc.(a)	13,500	275,805
Jarden Corp.(a) (b)	200	7,196
Newell Rubbermaid, Inc.	3,700	106,486
The Sherwin-Williams Co.	2,100	124,383
Snap-on, Inc.	2,000	94,060
The Stanley Works	1,100	52,415
		719,061
Industrial – Distribution — 0.1%
Grainger (W.W.), Inc.	500	36,390
Industrial – Diversified — 1.8%
3M Co.	6,700	528,228
Carlisle Cos., Inc.	200	16,738
Danaher Corp.	3,700	265,549
Harsco Corp.	400	32,652
Illinois Tool Works, Inc.	2,700	129,411
ITT Industries, Inc.	1,400	76,146
Textron, Inc.	600	54,558
		1,103,282
Information Retrieval Services — 1.0%
Google, Inc. Cl. A(a)	1,000	476,390
Juniper Networks, Inc.(a)	1,500	25,830
Yahoo!, Inc.(a)	4,000	105,360
		607,580
Insurance — 3.0%
Aetna, Inc.	2,500	103,050
AFLAC, Inc.(b)	4,400	197,648
Ambac Financial Group, Inc.	1,500	125,235

	Number of Shares	Market Value
American International Group, Inc.	4,100	$275,397
W.R. Berkley Corp.	2,650	97,679
Brown & Brown, Inc.	100	2,926
CNA Financial Corp.(a)	3,600	134,820
Covanta Holding Corp.(a)	1,000	20,330
Gallagher (Arthur J.) & Co.	100	2,785
The Hanover Insurance Group, Inc.	2,800	126,980
HCC Insurance Holdings, Inc.	3,350	112,761
Markel Corp.(a) (b)	300	119,850
Philadelphia Consolidated Holding Corp.(a)	2,800	109,536
Principal Financial Group, Inc.	200	11,298
Progressive Corp.	2,600	62,842
Prudential Financial, Inc.(a)	500	38,465
Transatlantic Holdings, Inc.	2,200	134,068
WellCare Health Plans, Inc.(a)	300	17,625
WellPoint, Inc.(a)	2,679	204,461
		1,897,756
Internet Content — 0.2%
BEA Systems, Inc.(a) (b)	8,700	141,549
Lodging — 0.3%
Choice Hotels International, Inc.	400	16,768
Hilton Hotels Corp.	2,200	63,624
Starwood Hotels & Resorts Worldwide, Inc.	1,700	101,558
		181,950
Machinery & Components — 2.0%
AGCO Corp.(a)	100	2,675
Baker Hughes, Inc.	3,300	227,865
Caterpillar, Inc.	6,100	370,331
Cummins, Inc.	900	114,282
Dover Corp.	2,600	123,500
Gardner Denver, Inc.(a)	1,700	57,783
Graco, Inc.(b)	600	24,456
Grant Prideco, Inc.(a)	1,400	52,878
IDEX Corp.	500	23,450
Joy Global, Inc.	1,150	44,977
Pall Corp.	200	6,380
Parker Hannifin Corp.	1,200	100,356
Roper Industries, Inc.	800	38,280
Smith International, Inc.	1,200	47,376
Timken Co.	100	3,005
		1,237,594

	Number of Shares	Market Value
Manufacturing — 1.2%
American Standard Cos., Inc.	1,700	$75,293
Applied Materials, Inc.	23,100	401,709
Avery Dennison Corp.	900	56,826
Lam Research Corp.(a) (b)	2,800	138,460
Pentair, Inc.	300	9,882
Terex Corp.(a)	1,100	56,936
		739,106
Medical Supplies — 3.8%
Advanced Medical Optics, Inc.(a) (b)	100	4,085
Agilent Technologies, Inc.(a)	9,200	327,520
Applera Corp.-Applied Biosystems Group	3,300	123,090
Bard (C.R.), Inc.	900	73,764
Bausch & Lomb, Inc.	1,500	80,310
Baxter International, Inc.	9,800	450,506
Beckman Coulter, Inc.	500	28,785
Becton, Dickinson & Co.	2,300	161,069
Dade Behring Holdings, Inc.	800	29,144
Dentsply International, Inc.	1,200	37,536
Edwards Lifesciences Corp.(a)	900	38,637
Fisher Scientific International, Inc.(a)	1,180	101,032
Henry Schein, Inc.(a)	800	39,752
Medtronic, Inc.(b)	6,800	331,024
Mettler-Toledo International, Inc.(a)	400	27,460
Respironics, Inc.(a)	600	21,192
Stryker Corp.(b)	2,800	146,412
Techne Corp.(a)	200	11,176
Tektronix, Inc.	1,800	54,666
Thermo Fisher Scientific, Inc.(a)	400	17,148
Varian Medical Systems, Inc.(a)	1,200	65,832
Waters Corp.(a)	1,500	74,700
Zimmer Holdings, Inc.(a)	2,300	165,623
		2,410,463
Metals & Mining — 0.8%
Alcoa, Inc.	100	2,891
Allegheny Technologies, Inc.	1,100	86,603
Carpenter Technology	1,600	171,184
Foundation Coal Holdings, Inc.	400	14,684
Freeport-McMoRan Copper & Gold, Inc. Cl. B(b)	1,300	78,624

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Precision Castparts Corp.	1,200	$81,672
Southern Copper Corp.(b)	1,800	92,484
		528,142
Oil & Gas — 0.1%
Pride International, Inc.(a)	1,700	46,937
Pharmaceuticals — 10.2%
Abbott Laboratories	11,500	546,365
AmerisourceBergen Corp.	500	23,600
Amgen, Inc.(a)	11,100	842,601
Barr Pharmaceuticals, Inc.(a)	1,025	53,679
Biogen Idec, Inc.(a)	1,600	76,160
Bristol-Myers Squibb Co.	8,400	207,900
Cardinal Health, Inc.	4,000	261,800
Cephalon, Inc.(a) (b)	600	42,108
Charles River Laboratories International, Inc.(a)	100	4,292
Eli Lilly & Co.	6,900	386,469
Endo Pharmaceuticals Holdings, Inc.(a)	3,800	108,452
Forest Laboratories, Inc.(a)	4,900	239,806
Gilead Sciences, Inc.(a)	2,500	172,250
ImClone Systems, Inc.(a) (b)	1,800	56,322
Invitrogen Corp.(a) (b)	1,100	63,811
Johnson & Johnson(b)	24,500	1,651,300
KOS Pharmaceuticals, Inc.(a)	1,500	74,625
McKesson Corp.	4,600	230,414
Medco Health Solutions, Inc.(a)	1,600	85,600
MedImmune, Inc.(a)	1,300	41,652
Merck & Co., Inc.(b)	13,100	595,002
Mylan Laboratories, Inc.	2,050	42,025
Schering-Plough Corp.	8,000	177,120
Sigma-Aldrich Corp.	200	15,022
Wyeth	7,900	403,137
		6,401,512
Prepackaged Software — 6.9%
Adobe Systems, Inc.(a) (b)	3,500	133,875
BMC Software, Inc.(a)	4,700	142,457
CA, Inc.	500	12,380
Citrix Systems, Inc.(a)	1,700	50,201
DST Systems, Inc.(a) (b)	500	30,895
Emdeon Corp.(a) (b)	10,000	116,500
Fair Isaac Corp.	500	18,315
Intuit, Inc.(a)	3,300	116,490
McAfee, Inc.(a)	1,200	34,716
Microsoft Corp.	83,200	2,388,672
NAVTEQ Corp.(a)	800	26,560
Oracle Corp.(a) (b)	59,700	1,102,659
Red Hat, Inc.(a) (b)	1,800	29,484

	Number of Shares	Market Value
Salesforce.com, Inc.(a) (b)	800	$31,216
Symantec Corp.(a)	4,000	79,360
		4,313,780
Real Estate — 0.3%
CB Richard Ellis Group, Inc. Cl. A(a)	1,700	51,051
General Growth Properties, Inc. REIT	400	20,760
Jones Lang Lasalle, Inc.	600	55,200
Simon Property Group, Inc. REIT	900	87,390
		214,401
Restaurants — 0.4%
Brinker International, Inc.	700	32,501
Burger King Holdings Inc.(a)	200	3,356
Darden Restaurants, Inc.	1,500	62,850
Tim Hortons, Inc.	570	16,473
Yum! Brands, Inc.	2,600	154,596
		269,776
Retail — 6.0%
AutoZone, Inc.(a)	1,300	145,600
Barnes & Noble, Inc.	100	4,131
Bed Bath & Beyond, Inc.(a)	100	4,029
Best Buy Co., Inc.	4,650	256,913
Coldwater Creek, Inc.(a)	300	9,147
Dick's Sporting Goods, Inc.(a)	300	14,928
Dollar Tree Stores, Inc.(a)	5,900	183,431
Family Dollar Stores, Inc.	5,500	161,975
Federated Department Stores, Inc.	3,500	153,685
The Home Depot, Inc.	6,500	242,645
J.C. Penney Co., Inc.	4,600	346,058
Kohl's Corp.(a)	6,300	444,780
Michaels Stores, Inc.	1,600	70,384
MSC Industrial Direct Co. Cl. A	300	12,276
Nutri/System, Inc.(a) (b)	200	12,336
Office Depot, Inc.(a)	7,800	327,522
Petsmart, Inc.	800	23,024
RadioShack Corp.(b)	900	16,056
Staples, Inc.	50	1,290
Target Corp.	200	11,836
The TJX Cos., Inc.	8,800	254,760
Walgreen Co.	7,100	310,128
Wal-Mart Stores, Inc.	16,000	788,480
		3,795,414

	Number of Shares	Market Value
Telephone Utilities — 0.3%
Leap Wireless International, Inc.(a)	100	$5,546
Level 3 Communications, Inc.(a) (b)	11,200	59,248
Sprint Nextel Corp.(b)	6,608	123,504
Telephone & Data Systems, Inc.	400	19,540
		207,838
Tobacco — 1.2%
Altria Group, Inc.	9,000	731,970
UST, Inc.	800	42,848
		774,818
Transportation — 2.4%
Burlington Northern Santa Fe Corp.	3,500	271,355
Con-way, Inc.	300	14,151
CSX Corp.	2,200	78,474
FedEx Corp.	2,800	320,712
GATX Corp.	200	8,714
J.B. Hunt Transport Services, Inc.	500	10,820
Kansas City Southern(a)	100	2,839
Norfolk Southern Corp.	2,400	126,168
Robinson (C.H.) Worldwide, Inc.	1,000	41,740
Swift Transportation Co., Inc.(a)	200	5,030
Thor Industries, Inc.	300	13,146
Trinity Industries, Inc.	700	25,242
Union Pacific Corp.	1,200	108,756
United Parcel Service, Inc. Cl. B	6,000	452,100
		1,479,247
Travel — 0.3%
Expedia, Inc.(a)	11,100	180,375
TOTAL EQUITIES (Cost $58,661,891)		62,766,864
	Principal Amount
SHORT-TERM INVESTMENTS — 16.4%
Cash Equivalents — 15.1%(d)
Abbey National PLC Eurodollar Time Deposit 5.270% 11/16/2006	$427,576	427,576
Abbey National PLC Eurodollar Time Deposit 5.280% 12/01/2006	252,982	252,982

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	$89,078	$89,078
American Beacon Money Market Fund(c)	167,871	167,871
ANZ Banking Group Ltd. Eurodollar Time Deposit 5.280% 12/19/2006	178,156	178,156
Banco Santander Central Hispano SA Commercial Paper 5.275% 11/14/2006	89,078	89,078
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	338,497	338,497
Bank of America 5.270% 11/10/2006	178,156	178,156
Bank of America 5.300% 11/20/2006	53,447	53,447
Bank of America 5.310% 03/08/2007	178,156	178,156
Bank of Montreal Eurodollar Time Deposit 5.280% 12/04/2006	338,497	338,497
Bank of Nova Scotia Eurodollar Time Deposit 5.270% 11/13/2006	71,263	71,263
Barclays Eurodollar Time Deposit 5.300% 11/03/2006	71,263	71,263
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	178,156	178,156
Barclays Eurodollar Time Deposit 5.305% 11/21/2006	267,235	267,235
BGI Institutional Money Market Fund(c)	267,235	267,235
BNP Paribas Eurodollar Time Deposit 5.280% 12/12/2006	195,972	195,972
BNP Paribas Eurodollar Time Deposit 5.280% 12/15/2006	267,235	267,235
Calyon Eurodollar Time Deposit 5.250% 11/06/2006	267,235	267,235
Calyon Eurodollar Time Deposit 5.280% 12/01/2006	178,156	178,156
Calyon Eurodollar Time Deposit 5.310% 11/01/2006	356,313	356,313

	Principal Amount	Market Value
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.280% 11/29/2006	$256,545	$256,545
Dreyfus Cash Management Plus Money Market Fund(c)	57,313	57,313
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	29,839	29,839
Federal Home Loan Bank Discount Note 5.150% 12/27/2006	46,490	46,490
First Tennessee National Corporation Eurodollar Time Deposit 5.290% 12/18/2006	178,156	178,156
Fortis Bank Eurodollar Time Deposit 5.260% 11/07/2006	302,866	302,866
Fortis Bank Eurodollar Time Deposit 5.260% 11/09/2006	106,894	106,894
Fortis Bank Eurodollar Time Deposit 5.300% 11/20/2006	213,788	213,788
Freddie Mac Discount Note 5.138% 12/22/2006	24,609	24,609
General Electric Capital Corp. Commercial Paper 5.265% 11/22/2006	178,156	178,156
General Electric Capital Corp. Commercial Paper 5.285% 11/03/2006	264,896	264,896
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	180,787	180,787
Harris NA Eurodollar Time Deposit 5.280% 11/22/2006	267,235	267,235
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	249,419	249,419
National Australia Bank Eurodollar Time Deposit 5.290% 11/01/2006	412,254	412,254
Royal Bank of Canada Eurodollar Time Deposit 5.300% 11/17/2006	356,313	356,313

	Principal Amount	Market Value
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	$142,525	$142,525
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 12/11/2006	160,341	160,341
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.300% 11/20/2006	160,341	160,341
Societe Generale Eurodollar Time Deposit 5.270% 11/02/2006	356,313	356,313
Societe Generale Eurodollar Time Deposit 5.280% 11/01/2006	71,263	71,263
Societe Generale Eurodollar Time Deposit 5.280% 12/04/2006	267,235	267,235
Standard Chartered Bank Eurodollar Time Deposit 5.280% 11/30/2006	178,156	178,156
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 11/01/2006	309,809	309,809
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 12/11/2006	89,078	89,078
UBS AG Eurodollar Term 5.300% 01/04/2007	213,788	213,788
		9,485,966
Repurchase Agreement — 1.3%
Investors Bank & Trust Company Repurchase Agreement, dated 10/31/2006, 3.60%, due 11/01/2006(e)	776,694	776,694
TOTAL SHORT-TERM INVESTMENTS (Cost $10,262,660)		10,262,660
TOTAL INVESTMENTS — 116.4% (Cost $68,924,551)(f)		73,029,524
Other Assets/ (Liabilities) — (16.4%)		(10,262,595)
NET ASSETS — 100.0%		$62,766,929

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $776,772. Collateralized by a U.S Government Agency obligation with a rate of 5.375%, maturity date of 04/20/2022, and an aggregate market value, including accrued interest, of $815,529.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Discovery Value Fund – Portfolio of Investments

October 31, 2006

	Number of Shares	Market Value
EQUITIES — 94.4%
COMMON STOCK
Advertising — 1.2%
Clear Channel Outdoor Holdings, Inc. Cl. A(a)	5,910	$145,090
Aerospace & Defense — 2.5%
Empresa Brasileira de Aeronautica SA ADR (Brazil)	3,690	153,615
Goodrich Corp.	3,690	162,692
		316,307
Apparel, Textiles & Shoes — 1.6%
Quiksilver, Inc.(a) (b)	9,230	128,758
Urban Outfitters, Inc.(a)	3,690	64,575
		193,333
Automotive & Parts — 1.8%
Oshkosh Truck Corp.	4,980	225,146
Banking, Savings & Loans — 4.3%
Cullen/Frost Bankers, Inc.	1,110	60,118
Marshall and Ilsley Corp.	2,680	128,479
Newalliance Bancshares, Inc.	12,030	186,224
Zions Bancorp	1,950	156,780
		531,601
Broadcasting, Publishing & Printing — 3.0%
Cablevision Systems Corp. Cl. A	4,480	124,499
Gatehouse Media, Inc.(b)	600	12,870
Liberty Global, Inc. Cl. A(a)	4,460	117,030
Liberty Global, Inc. Cl. C(a)	4,850	123,335
		377,734
Building Materials & Construction — 2.4%
Martin Marietta Materials, Inc.	1,400	123,200
Texas Industries, Inc.	2,900	180,090
		303,290
Chemicals — 1.9%
Chemtura Corp.	14,780	126,812
The Mosaic Co.(a)	5,720	107,078
		233,890
Commercial Services — 0.8%
ACCO Brands Corp.(a)	1,820	44,226
TeleTech Holdings, Inc.(a)	2,820	54,736
		98,962

	Number of Shares	Market Value
Communications — 1.1%
Crown Castle International Corp.(a) (b)	4,130	$138,975
Computer Integrated Systems Design — 1.2%
Synopsys, Inc.(a)	6,460	145,415
Computers & Information — 2.8%
Nuance Communications, Inc.(a)	13,130	151,520
Scientific Games Corp. Cl. A(a)	3,540	99,226
Seagate Technology(a)	4,390	99,126
		349,872
Data Processing & Preparation — 0.5%
The BISYS Group, Inc.(a)	5,260	58,070
Electric Utilities — 7.0%
AES Corp.(a)	8,130	178,779
CMS Energy Corp.(a) (b)	18,460	274,869
Edison International	2,930	130,209
Mirant Corp.(a)	4,350	128,630
NRG Energy, Inc.(a) (b)	3,290	158,414
		870,901
Electrical Equipment & Electronics — 5.2%
Ametek, Inc.	3,630	169,448
Amphenol Corp. Cl. A	1,480	100,492
Analog Devices, Inc.	2,210	70,322
ASML Holding NV(a)	5,400	123,336
Conexant Systems, Inc.(a)	22,150	42,750
Fairchild Semiconductor International, Inc.(a)	1,800	28,998
Finisar Corp.(a)	3,470	12,076
Marvell Technology Group Ltd.(a) (b)	5,410	98,895
		646,317
Energy — 6.6%
Ashland, Inc.	2,220	131,202
Murphy Oil Corp.	1,300	61,308
National Oilwell Varco, Inc.(a)	2,348	141,819
Peabody Energy Corp.	2,920	122,552
Range Resources Corp.	4,070	110,501
Southern Union Co.	4,400	121,792
Weatherford International Ltd.(a)	3,130	128,580
		817,754

	Number of Shares	Market Value
Entertainment & Leisure — 1.3%
Penn National Gaming, Inc.(a)	4,290	$156,885
Financial Services — 9.5%
Affiliated Managers Group, Inc.(a) (b)	2,100	210,294
American Financial Realty Trust	5,400	63,018
BioMed Realty Trust, Inc. REIT	3,690	118,929
CIT Group, Inc.	2,520	131,166
Countrywide Financial Corp.(b)	1,665	63,470
Douglas Emmett, Inc. REIT(a) (b)	1,600	38,160
E*TRADE Financial Corp.(a)	8,220	191,362
Granahan McCourt Acquisition Corp.(a)	4,800	37,920
National Financial Partners Corp.	5,360	211,184
Strategic Hotels & Resorts, Inc. REIT	5,170	109,966
		1,175,469
Foods — 2.7%
Bunge Ltd.	2,170	139,119
ConAgra Foods, Inc.	7,570	197,956
		337,075
Healthcare — 3.1%
Coventry Health Care, Inc.(a)	2,540	119,253
DaVita, Inc.(a)	2,310	128,505
Triad Hospitals, Inc.(a)	3,620	134,049
		381,807
Heavy Construction — 1.5%
Foster Wheeler Ltd.(a)	4,080	183,396
Heavy Machinery — 0.5%
Cameron International Corp.(a)	1,200	60,120
Home Construction, Furnishings & Appliances — 0.9%
Harman International Industries, Inc.	1,150	117,703
Household Products — 1.1%
Jarden Corp.(a) (b)	3,780	136,004
Industrial – Diversified — 1.0%
Cooper Industries Ltd. Cl. A	1,430	127,914

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Discovery Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Information Retrieval Services — 0.8%
Juniper Networks, Inc.(a)	5,540	$95,399
Insurance — 5.8%
ACE Ltd.	1,110	63,548
Everest Re Group Ltd.	2,610	258,860
Fidelity National Financial, Inc.	3,690	82,287
Fidelity National Title Group, Inc. Cl. A(b)	8,296	182,595
First Mercury Financial Corp.(a)	200	4,140
Platinum Underwriters Holdings Ltd.	4,350	129,891
		721,321
Lodging — 2.9%
Boyd Gaming Corp.	2,690	106,174
Hilton Hotels Corp.	4,430	128,116
Starwood Hotels & Resorts Worldwide, Inc.	2,120	126,649
		360,939
Machinery & Components — 1.5%
Actuant Corp. Cl. A	2,910	149,399
FMC Technologies, Inc.(a)	540	32,643
		182,042
Medical Supplies — 3.6%
Agilent Technologies, Inc.(a)	7,990	284,444
Fisher Scientific International, Inc.(a)	1,950	166,959
		451,403
Metals & Mining — 2.3%
Phelps Dodge Corp.	1,090	109,414
Steel Dynamics, Inc.	1,010	60,711
United States Steel Corp.	1,750	118,300
		288,425
Pharmaceuticals — 5.3%
Invitrogen Corp.(a) (b)	3,830	222,178
MedImmune, Inc.(a)	4,430	141,937
Omnicare, Inc.(b)	6,160	233,341
Sepracor, Inc.(a)	1,110	57,454
		654,910
Prepackaged Software — 2.2%
Activision, Inc.(a) (b)	8,990	138,626
Novell, Inc.(a)	21,400	128,400
		267,026
Real Estate — 0.7%
Grubb & Ellis Co.(a)	7,000	85,330

	Number of Shares	Market Value
Retail — 2.2%
CVS Corp.	5,040	$158,155
ValueVision Media, Inc. Cl. A(a)	9,230	119,159
		277,314
Telephone Utilities — 0.0%
Optium Corp.(a)	100	2,025
Transportation — 1.6%
Alexander & Baldwin, Inc.	2,100	96,663
J.B. Hunt Transport Services, Inc.	4,880	105,603
		202,266
TOTAL EQUITIES (Cost $11,199,724)		11,717,430
MUTUAL FUND — 1.5%
Financial Services
iShares Russell Midcap Value Domestic	1,330	188,261
TOTAL MUTUAL FUND (Cost $180,822)		188,261
TOTAL LONG TERM INVESTMENTS (Cost $11,380,546)		11,905,691
	Principal Amount
SHORT-TERM INVESTMENTS — 18.1%
Cash Equivalents — 15.6%(d)
Abbey National PLC Eurodollar Time Deposit 5.270% 11/16/2006	$87,331	87,331
Abbey National PLC Eurodollar Time Deposit 5.280% 12/01/2006	51,669	51,669
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	18,194	18,194
American Beacon Money Market Fund(c)	34,287	34,287
ANZ Banking Group Ltd. Eurodollar Time Deposit 5.280% 12/19/2006	36,388	36,388
Banco Santander Central Hispano SA Commercial Paper 5.275% 11/14/2006	18,194	18,194
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	69,137	69,137

	Principal Amount	Market Value
Bank of America 5.270% 11/10/2006	$36,388	$36,388
Bank of America 5.300% 11/20/2006	10,916	10,916
Bank of America 5.310% 03/08/2007	36,388	36,388
Bank of Montreal Eurodollar Time Deposit 5.280% 12/04/2006	69,137	69,137
Bank of Nova Scotia Eurodollar Time Deposit 5.270% 11/13/2006	14,555	14,555
Barclays Eurodollar Time Deposit 5.300% 11/03/2006	14,555	14,555
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	36,388	36,388
Barclays Eurodollar Time Deposit 5.305% 11/21/2006	54,582	54,582
BGI Institutional Money Market Fund(c)	54,582	54,582
BNP Paribas Eurodollar Time Deposit 5.280% 12/12/2006	40,027	40,027
BNP Paribas Eurodollar Time Deposit 5.280% 12/15/2006	54,582	54,582
Calyon Eurodollar Time Deposit 5.250% 11/06/2006	54,582	54,582
Calyon Eurodollar Time Deposit 5.280% 12/01/2006	36,388	36,388
Calyon Eurodollar Time Deposit 5.310% 11/01/2006	72,776	72,776
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.280% 11/29/2006	52,398	52,398
Dreyfus Cash Management Plus Money Market Fund(c)	11,706	11,706
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	6,095	6,095
Federal Home Loan Bank Discount Note 5.150% 12/27/2006	9,496	9,496
First Tennessee National Corporation Eurodollar Time Deposit 5.290% 12/18/2006	36,388	36,388

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Discovery Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 5.260% 11/07/2006	$61,859	$61,859
Fortis Bank Eurodollar Time Deposit 5.260% 11/09/2006	21,833	21,833
Fortis Bank Eurodollar Time Deposit 5.300% 11/20/2006	43,665	43,665
Freddie Mac Discount Note 5.138% 12/22/2006	5,026	5,026
General Electric Capital Corp. Commercial Paper 5.265% 11/22/2006	36,388	36,388
General Electric Capital Corp. Commercial Paper 5.285% 11/03/2006	54,104	54,104
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	36,925	36,925
Harris NA Eurodollar Time Deposit 5.280% 11/22/2006	54,582	54,582
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	50,943	50,943
National Australia Bank Eurodollar Time Deposit 5.290% 11/01/2006	84,201	84,201
Royal Bank of Canada Eurodollar Time Deposit 5.300% 11/17/2006	72,776	72,776
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	29,110	29,110
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 12/11/2006	32,749	32,749
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.300% 11/20/2006	32,749	32,749
Societe Generale Eurodollar Time Deposit 5.270% 11/02/2006	72,776	72,776
Societe Generale Eurodollar Time Deposit 5.280% 11/01/2006	14,555	14,555
Societe Generale Eurodollar Time Deposit 5.280% 12/04/2006	54,582	54,582

	Principal Amount	Market Value
Standard Chartered Bank Eurodollar Time Deposit 5.280% 11/30/2006	$36,388	$36,388
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 11/01/2006	63,277	63,277
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 12/11/2006	18,194	18,194
UBS AG Eurodollar Term 5.300% 01/04/2007	43,665	43,665
		1,937,476
Repurchase Agreement — 2.5%
Investors Bank & Trust Company Repurchase Agreement, dated 10/31/2006, 3.60%, due 11/01/2006(e)	306,316	306,316
TOTAL SHORT-TERM INVESTMENTS (Cost $2,243,792)		2,243,792
TOTAL INVESTMENTS — 114.0% (Cost $13,624,338) (f)		14,149,483
Other Assets/ (Liabilities) — (14.0%)		(1,738,983)
NET ASSETS — 100.0%		$12,410,500

Notes to Portfolio of Investments

ADR - American Depository Receipt

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $306,346. Collateralized by a U.S. Government Agency obligation with a rate of 6.25%, maturity date of 02/25/2024, and an aggregate market value, including accrued interest, of $321,631.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Capitalization Value Fund – Portfolio of Investments

October 31, 2006

	Number of Shares	Market Value
EQUITIES — 94.2%
COMMON STOCK
Aerospace & Defense — 1.2%
Kaman Corp.	71,399	$1,455,826
Apparel, Textiles & Shoes — 5.4%
Dixie Group, Inc.(a)	115,390	1,555,457
Interface, Inc. Cl. A(a)	138,246	2,011,479
Maidenform Brands, Inc.(a)	51,755	1,146,373
Talbots, Inc.	66,331	1,859,921
		6,573,230
Automotive & Parts — 1.3%
Rush Enterprises, Inc. Cl. A(a)	81,300	1,525,188
Banking, Savings & Loans — 12.0%
Center Financial Corp.	61,550	1,487,048
Community Bancorp/NV(a) (b)	81,929	2,376,760
First Midwest Bancorp, Inc.	11,100	422,133
Pacific Capital Bancorp	39,126	1,203,516
Preferred Bank/ Los Angeles, CA	18,860	1,104,630
PrivateBancorp, Inc.(b)	34,785	1,428,620
Santander BanCorp(b)	42,465	794,095
Smithtown Bancorp, Inc.(b)	30,317	859,790
Sterling Financial Corp.	46,664	1,552,045
Sun Bancorp, Inc., NJ(a)	20,650	428,900
UCBH Holdings, Inc.	68,880	1,180,603
Virginia Commerce Bancorp(a) (b)	85,315	1,737,013
		14,575,153
Beverages — 1.0%
Cott Corp.(a)	80,418	1,177,320
Broadcasting, Publishing & Printing — 1.3%
RH Donnelley Corp.	25,174	1,515,978
Building Materials & Construction — 0.9%
US Concrete, Inc.(a)	178,613	1,128,834
Chemicals — 1.3%
PolyOne Corp.(a)	189,844	1,556,721
Commercial Services — 6.5%
Asset Acceptance Capital Corp.(a)	76,102	1,355,377
H&E Equipment Services, Inc.(a) (b)	47,000	1,261,010

	Number of Shares	Market Value
Hudson Highland Group, Inc.(a) (b)	143,100	$1,672,839
ITT Educational Services, Inc.(a)	24,290	1,674,795
Source Interlink Co., Inc.(a) (b)	132,630	1,198,975
Universal Technical Institute, Inc.(a) (b)	39,661	792,427
		7,955,423
Communications — 4.5%
Comtech Telecommunications(a)	39,423	1,405,430
EFJ, Inc.(a) (b)	194,100	1,422,753
Powerwave Technologies, Inc.(a) (b)	181,700	1,182,867
Premiere Global Services, Inc.(a)	169,200	1,407,744
		5,418,794
Computer Integrated Systems Design — 2.4%
Mentor Graphics Corp.(a)	104,375	1,760,806
Radiant Systems, Inc.(a)	107,600	1,184,676
		2,945,482
Computer Programming Services — 3.1%
Covansys Corp.(a)	75,170	1,758,978
Stellent, Inc.	178,156	1,990,003
		3,748,981
Computers & Information — 1.0%
Paxar Corp.(a)	60,201	1,205,224
Electrical Equipment & Electronics — 5.3%
Benchmark Electronics, Inc.(a) (b)	66,142	1,756,070
C&D Technologies, Inc.(b)	146,313	725,712
LaBarge, Inc.(a)	144,400	1,871,424
Nu Horizons Electronics Corp.(a)	65,900	741,375
Technitrol, Inc.	53,230	1,342,461
		6,437,042
Energy — 3.8%
Basic Energy Services, Inc.(a)	56,100	1,371,084
Energen Corp.	53,687	2,298,877
Grey Wolf, Inc.(a) (b)	138,770	971,390
		4,641,351
Entertainment & Leisure — 1.6%
Steinway Musical Instruments, Inc.(a)	66,775	1,980,546

	Number of Shares	Market Value
Financial Services — 7.7%
Ashford Hospitality Trust	112,897	$1,454,113
Bancorp, Inc. Wilmington DE(a)	87,229	2,097,857
Columbia Equity Trust, Inc. REIT	85,900	1,474,044
Greenhill & Co., Inc.(b)	19,378	1,316,541
Piper Jaffray Cos.(a)	27,400	1,894,710
Thomas Weisel Partners Group, Inc.(a) (b)	70,730	1,132,387
		9,369,652
Foods — 3.6%
Diamond Foods, Inc.	61,311	1,044,126
Nash Finch Co.(b)	52,965	1,374,442
United Natural Foods, Inc.(a) (b)	55,707	1,944,174
		4,362,742
Heavy Machinery — 2.4%
Middleby Corp.(a)	6,284	566,251
The Manitowoc Co., Inc.	43,211	2,371,420
		2,937,671
Home Construction, Furnishings & Appliances — 2.5%
Movado Group, Inc.	119,682	3,081,812
Industrial – Diversified — 4.6%
Carlisle Cos., Inc.	29,650	2,481,409
Harsco Corp.	38,728	3,161,367
		5,642,776
Insurance — 7.6%
American Safety Insurance Holdings, Ltd.(a)	88,563	1,673,841
Delphi Financial Group, Inc. Cl. A	59,268	2,326,269
EMC Insurance Group, Inc.	70,009	2,147,176
ProAssurance Corp.(a)	35,738	1,740,441
United Fire & Casualty Co.	36,504	1,291,512
		9,179,239
Medical Supplies — 1.2%
FEI Co.(a) (b)	62,381	1,426,030
Metals & Mining — 2.5%
Massey Energy Co.	36,273	915,893
Watts Water Technologies, Inc. Cl. A	56,930	2,118,935
		3,034,828

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Capitalization Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Pharmaceuticals — 2.5%
Inverness Medical Innovations, Inc.(a) (b)	52,741	$1,987,808
Prestige Brands Holdings, Inc.(a)	87,700	1,034,860
		3,022,668
Prepackaged Software — 1.2%
Aspen Technology, Inc.(a) (b)	145,887	1,461,788
Retail — 2.9%
Caribou Coffee Co., Inc.(a) (b)	111,878	884,955
Central Garden & Pet Co.(a)	51,393	2,568,108
Duckwall-Alco Stores, Inc.(a)	2,550	100,088
		3,553,151
Transportation — 2.9%
Marten Transport Ltd.(a)	88,957	1,513,159
Wabtec Corp.	65,202	2,046,691
		3,559,850
TOTAL EQUITIES (Cost $88,821,890)		114,473,300
	Principal Amount
SHORT-TERM INVESTMENTS — 25.3%
Cash Equivalents — 19.8%(d)
Abbey National PLC Eurodollar Time Deposit 5.270% 11/16/2006	$1,084,071	1,084,071
Abbey National PLC Eurodollar Time Deposit 5.280% 12/01/2006	641,410	641,410
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	225,849	225,849
American Beacon Money Market Fund(c)	425,621	425,621
ANZ Banking Group Ltd. Eurodollar Time Deposit 5.280% 12/19/2006	451,697	451,697
Banco Santander Central Hispano SA Commercial Paper 5.275% 11/14/2006	225,849	225,849
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	858,225	858,225

	Principal Amount	Market Value
Bank of America 5.270% 11/10/2006	$451,697	$451,697
Bank of America 5.300% 11/20/2006	135,509	135,509
Bank of America 5.310% 03/08/2007	451,697	451,697
Bank of Montreal Eurodollar Time Deposit 5.280% 12/04/2006	858,225	858,225
Bank of Nova Scotia Eurodollar Time Deposit 5.270% 11/13/2006	180,679	180,679
Barclays Eurodollar Time Deposit 5.300% 11/03/2006	180,679	180,679
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	451,697	451,697
Barclays Eurodollar Time Deposit 5.305% 11/21/2006	677,546	677,546
BGI Institutional Money Market Fund(c)	677,546	677,546
BNP Paribas Eurodollar Time Deposit 5.280% 12/12/2006	496,867	496,867
BNP Paribas Eurodollar Time Deposit 5.280% 12/15/2006	677,546	677,546
Calyon Eurodollar Time Deposit 5.250% 11/06/2006	677,546	677,546
Calyon Eurodollar Time Deposit 5.280% 12/01/2006	451,697	451,697
Calyon Eurodollar Time Deposit 5.310% 11/01/2006	903,395	903,395
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.280% 11/29/2006	650,444	650,444
Dreyfus Cash Management Plus Money Market Fund(c)	145,312	145,312
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	75,654	75,654
Federal Home Loan Bank Discount Note 5.150% 12/27/2006	117,872	117,872
First Tennessee National Corporation Eurodollar Time Deposit 5.290% 12/18/2006	451,697	451,697

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 5.260% 11/07/2006	$767,885	$767,885
Fortis Bank Eurodollar Time Deposit 5.260% 11/09/2006	271,018	271,018
Fortis Bank Eurodollar Time Deposit 5.300% 11/20/2006	542,037	542,037
Freddie Mac Discount Note 5.138% 12/22/2006	62,395	62,395
General Electric Capital Corp. Commercial Paper 5.265% 11/22/2006	451,697	451,697
General Electric Capital Corp. Commercial Paper 5.285% 11/03/2006	671,617	671,617
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	458,366	458,366
Harris NA Eurodollar Time Deposit 5.280% 11/22/2006	677,546	677,546
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	632,376	632,376
National Australia Bank Eurodollar Time Deposit 5.290% 11/01/2006	1,045,228	1,045,228
Royal Bank of Canada Eurodollar Time Deposit 5.300% 11/17/2006	903,395	903,395
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	361,358	361,358
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 12/11/2006	406,528	406,528
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.300% 11/20/2006	406,528	406,528
Societe Generale Eurodollar Time Deposit 5.270% 11/02/2006	903,395	903,395
Societe Generale Eurodollar Time Deposit 5.280% 11/01/2006	180,679	180,679
Societe Generale Eurodollar Time Deposit 5.280% 12/04/2006	677,546	677,546

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Capitalization Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Standard Chartered Bank Eurodollar Time Deposit 5.280% 11/30/2006	$451,697	$451,697
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 11/01/2006	785,489	785,489
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 12/11/2006	225,849	225,849
UBS AG Eurodollar Term 5.300% 01/04/2007	542,037	542,037
		24,050,693
Repurchase Agreement — 5.5%
Investors Bank & Trust Company Repurchase Agreement, dated 10/31/2006, 3.60%, due 11/01/2006(e)	6,779,573	6,779,573
TOTAL SHORT-TERM INVESTMENTS (Cost $30,830,266)		30,830,266
TOTAL INVESTMENTS — 119.5% (Cost $119,652,156)(f)		145,303,566
Other Assets/ (Liabilities) — (19.5%)		(23,756,913)
NET ASSETS — 100.0%		$121,546,653

Notes to Portfolio of Investments

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $6,780,251. Collateralized by a U.S. Government Agency obligation with a rate of 3.737%, maturity date of 06/01/2033 and an aggregate market value, including accrued interest, of $7,118,552.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments

October 31, 2006

	Number of Shares	Market Value
EQUITIES — 99.8%
COMMON STOCK
Advertising — 0.1%
24/7 Real Media, Inc.(a)	600	$5,940
AQuantive, Inc.(a)	100	2,718
Catalina Marketing Corp.	200	5,070
		13,728
Aerospace & Defense — 0.7%
Alliant Techsystems, Inc.(a)	100	7,721
Armor Holdings, Inc.(a)	100	5,146
Orbital Sciences Corp.(a)	1,600	29,056
Sequa Corp. Cl. A(a)	100	10,611
Triumph Group, Inc.	400	19,260
		71,794
Agribusiness — 0.2%
Delta & Pine Land Co.	400	16,204
Air Transportation — 0.8%
ABX Air, Inc.(a)	100	575
Air Methods Corp.(a)	200	4,840
Alaska Air Group, Inc.(a)	700	28,105
AMR Corp.(a)	800	22,672
Continental Airlines, Inc. Cl. B(a)	600	22,128
ExpressJet Holdings, Inc.(a)	500	3,970
Forward Air Corp.	100	3,247
Frontier Airlines Holdings, Inc.(a)	300	2,412
		87,949
Apparel, Textiles & Shoes — 6.1%
Abercrombie & Fitch Co. Cl. A	100	7,665
Aeropostale, Inc.(a)	1,000	29,310
Albany International Corp. Cl. A	400	13,444
American Eagle Outfitters, Inc.	400	18,320
AnnTaylor Stores Corp.(a)	400	17,608
Brown Shoe Co., Inc.	900	35,064
The Buckle, Inc.	300	11,874
Cache, Inc.(a)	200	4,290
Casual Male Retail Group, Inc.(a)	600	8,886
Cato Corp. Cl. A	800	18,312
Charlotte Russe Holding, Inc.(a)	300	8,295
Charming Shoppes, Inc.(a)	2,100	31,080

	Number of Shares	Market Value
Christopher & Banks Corp.	1,000	$26,990
Columbia Sportswear Co.(a)	200	11,168
Deckers Outdoor Corp.(a)	200	10,634
Dress Barn, Inc.(a)	1,300	28,236
DSW, Inc. Cl. A(a)	500	17,300
Guess ?, Inc.(a)	300	17,085
The Gymboree Corp.(a)	900	41,814
Interface, Inc. Cl. A(a)	600	8,730
Jones Apparel Group, Inc.	300	10,020
Kellwood Co.	700	21,420
Limited Brands, Inc.	300	8,841
Liz Claiborne, Inc.	200	8,434
Maidenform Brands, Inc.(a)	200	4,430
Nordstrom, Inc.	300	14,205
Payless ShoeSource, Inc.(a)	1,300	34,775
Perry Ellis International, Inc.(a)	100	3,656
Phillips-Van Heusen Corp.	200	9,152
Shoe Carnival, Inc.(a)	300	8,586
Skechers U.S.A., Inc. Cl. A(a)	1,000	29,890
Steven Madden Ltd.	600	25,884
True Religion Apparel, Inc.(a)	100	2,168
Tween Brands, Inc.(a)	600	25,092
United Retail Group, Inc.(a)	100	1,797
VF Corp.	200	15,202
Wet Seal, Inc. Cl. A(a)	1,300	8,112
Wolverine World Wide, Inc.	1,300	36,868
		634,637
Automotive & Parts — 2.2%
A.O. Smith Corp.	400	14,064
Aftermarket Technology Corp.(a)	300	5,637
American Axle & Manufacturing Holdings, Inc.	300	5,625
ArvinMeritor, Inc.	1,800	27,036
Asbury Automotive Group, Inc.	200	4,800
Autoliv, Inc.	300	17,061
AutoNation, Inc.(a)	400	8,020
Federal Signal Corp.	100	1,526
Fuel Systems Solutions, Inc.(a)	100	1,312

	Number of Shares	Market Value
The Goodyear Tire & Rubber Co.(a)	700	$10,731
Group 1 Automotive, Inc.	600	34,386
Lear Corp.	800	24,168
Modine Manufacturing Co.	300	7,143
Myers Industries, Inc.	400	7,248
Rush Enterprises, Inc. Cl. A(a)	200	3,752
Sonic Automotive, Inc.	300	7,890
Tenneco, Inc.(a)	1,300	29,510
United Auto Group, Inc.	400	9,192
Visteon Corp.(a)	300	2,214
Winnebago Industries, Inc.	300	9,987
		231,302
Banking, Savings & Loans — 3.5%
Advance America Cash Advance Centers, Inc.	100	1,499
Advanta Corp. Cl. B	600	23,544
Asta Funding, Inc.	300	10,212
Astoria Financial Corp.	200	5,802
BancorpSouth, Inc.	200	5,110
Bank Mutual Corp.	500	6,060
Bankunited Financial Corp. Cl. A	600	16,182
City Holding Co.	200	7,840
Columbia Banking Systems, Inc.	100	3,168
Community Trust Bancorp, Inc.	100	3,838
Corus Bankshares, Inc.	800	16,424
Credit Acceptance Corp.(a)	100	3,346
Dollar Financial Corp.(a)	200	4,644
Downey Financial Corp.	200	13,776
Federal Agricultural Mortgage Corp. Cl. C	100	2,630
First Bancorp	100	990
The First Marblehead Corp.	100	6,745
First Niagara Financial Group, Inc.	700	10,024
First Place Financial Corp.	100	2,329
First Republic Bank	200	7,788
First Security Group Inc./Tn	300	3,375
FirstFed Financial Corp.(a)	300	18,531
Frontier Financial Corp.	100	2,901
Greater Bay Bancorp	700	18,025
Hancock Holding Co.	300	15,390
Hanmi Financial Corp.	300	6,411

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Intervest Bancshares Corp.(a)	100	$3,574
MAF Bancorp, Inc.	400	17,236
National Penn Bancshares, Inc.	100	2,049
Net 1 UEPS Technologies, Inc.(a)	200	4,926
New York Community Bancorp, Inc.	100	1,635
PFF Bancorp, Inc.	400	12,404
Preferred Bank/ Los Angeles, CA	100	5,857
PrivateBancorp, Inc.	200	8,214
Provident Bankshares Corp.	400	14,456
Provident Financial Services, Inc.	600	11,004
Sterling Bancshares, Inc.	300	5,493
Sterling Financial Corp.	500	16,630
SVB Financial Group(a)	200	9,204
TCF Financial Corp.	200	5,206
TierOne Corp.	200	6,396
World Acceptance Corp.(a)	300	14,997
WSFS Financial Corp.	100	6,444
		362,309
Beverages — 0.1%
Boston Beer Co., Inc. Cl. A(a)	100	3,650
MGP Ingredients, Inc.	200	4,490
National Beverage Corp.	300	3,435
		11,575
Broadcasting, Publishing & Printing — 1.1%
American Greetings Corp. Cl. A	800	19,128
Banta Corp.	300	13,284
Charter Communications, Inc. Cl. A(a)	1,100	2,530
Cox Radio, Inc. Cl. A(a)	1,000	16,840
Cumulus Media, Inc. Cl. A(a)	600	6,432
Entercom Communications Corp.	100	2,767
Gatehouse Media, Inc.	300	6,435
Journal Register Co.	300	2,364
Knology, Inc.(a)	200	2,056
Lee Enterprises, Inc.	100	2,853
Lin TV Corp. Cl. A(a)	100	822
LodgeNet Entertainment Corp.(a)	100	2,300
Mediacom Communications Corp.(a)	200	1,670
Radio One, Inc. Cl. D(a)	200	1,358

	Number of Shares	Market Value
Reader's Digest Association	600	$8,628
Scholastic Corp.(a)	300	9,426
Sinclair Broadcast Group, Inc. Cl. A	800	7,216
TiVo, Inc.(a)	200	1,278
Westwood One, Inc.	300	2,373
		109,760
Building Materials & Construction — 1.6%
Andersons, Inc. (The)	200	7,190
Builders FirstSource, Inc.(a)	400	6,328
Chemed Corp.	500	17,745
Comfort Systems USA, Inc.	600	6,966
Digi International, Inc.(a)	100	1,402
Eagle Materials, Inc.	800	29,360
Emcor Group, Inc.(a)	700	41,405
Granite Construction, Inc.	500	26,050
Interline Brands, Inc.(a)	600	14,364
Lennox International, Inc.	100	2,696
Louisiana-Pacific Corp.	300	5,934
US Concrete, Inc.(a)	400	2,528
		161,968
Chemicals — 4.0%
AEP Industries, Inc.(a)	100	5,268
Albemarle Corp.	200	13,006
Arch Chemicals, Inc.	100	3,346
CF Industries Holdings, Inc.	400	7,928
Compass Minerals International, Inc.	200	6,190
Cytec Industries, Inc.	100	5,539
FMC Corp.	100	6,855
Georgia Gulf Corp.	700	14,973
W.R. Grace & Co.(a)	1,700	22,780
H.B. Fuller Co.	1,300	32,227
Hercules, Inc.(a)	2,100	38,220
Landec Corp.(a)	100	946
The Lubrizol Corp.	100	4,500
Lyondell Chemical Co.	500	12,835
MacDermid, Inc.	200	6,690
NewMarket Corp.	500	32,150
OM Group, Inc.(a)	700	39,900
Pioneer Cos., Inc.(a)	200	5,130
PolyOne Corp.(a)	3,100	25,420
PW Eagle, Inc.	200	7,094
Rohm & Haas Co.	200	10,364
Schulman (A.), Inc.	400	9,684
Spartech Corp.	1,000	27,400
Terra Industries, Inc.(a)	600	5,574
TETRA Technologies, Inc.(a)	1,100	19,998
UAP Holding Corp.	1,000	25,030

	Number of Shares	Market Value
Usec, Inc.	1,500	$16,740
The Valspar Corp.	300	8,037
Westlake Chemical Corp.	100	3,155
		416,979
Commercial Services — 8.2%
Administaff, Inc.	700	24,115
Ambassadors Group, Inc.	300	8,217
American Ecology Corp.	100	2,080
Apollo Group, Inc. Cl. A(a)	200	7,392
Bowne & Co., Inc.	100	1,563
CBIZ, Inc.(a)	600	4,224
Central Parking Corp.	200	3,430
Cenveo, Inc.(a)	900	17,856
Clean Harbors, Inc.(a)	300	12,837
Coinstar, Inc.(a)	100	3,038
Computer Programs & Systems, Inc.	100	3,420
COMSYS IT Partners, Inc.(a)	100	2,065
Consolidated Graphics, Inc.(a)	300	18,651
Convergys Corp.(a)	500	10,605
Corinthian Colleges, Inc.(a)	1,200	14,700
Cornell Cos., Inc.(a)	100	1,790
Corrections Corp. of America(a)	200	9,138
Ctrip.com International Ltd. ADR (China)	100	4,900
DeVry, Inc.(a)	1,000	24,350
Diversa Corp.(a)	200	1,862
Dollar Thrifty Automotive Group, Inc.(a)	400	16,064
Donnelley (R.R.) & Sons Co.	100	3,386
Ennis, Inc.	300	6,891
Exponent, Inc.(a)	200	3,620
Forrester Research, Inc.(a)	300	9,429
FTD Group, Inc.(a)	300	4,785
GenTek, Inc.(a)	100	3,240
Harris Interactive, Inc.(a)	100	668
Healthcare Services Group, Inc.	300	8,154
Heidrick & Struggles International, Inc.(a)	200	8,174
Hewitt Associates, Inc. Cl. A(a)	100	2,503
ICT Group, Inc.(a)	100	3,170
Ikon Office Solutions, Inc.	2,300	34,293
Infrasource Services, Inc.(a)	600	11,742
INVESTools, Inc.(a)	600	7,680

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
ITT Educational Services, Inc.(a)	200	$13,790
Jackson Hewitt Tax Service, Inc.	1,000	34,600
John H. Harland Co.	700	28,623
Kendle International, Inc.(a)	200	6,924
Korn/Ferry International(a)	1,200	26,532
Labor Ready, Inc.(a)	900	15,759
Luminex Corp.(a)	300	4,836
Magellan Health Services, Inc.(a)	500	21,820
Manpower, Inc.	300	20,331
Maximus, Inc.	100	2,791
Metal Management, Inc.	300	8,244
MoneyGram International, Inc.	300	10,263
MPS Group, Inc.(a)	2,200	33,550
Omnicell, Inc.(a)	300	5,619
On Assignment, Inc.(a)	300	3,405
PeopleSupport, Inc.(a)	200	3,918
Per-Se Technologies, Inc.(a)	100	2,448
PharmaNet Development Group, Inc.(a)	100	1,870
Phase Forward, Inc.(a)	200	2,776
PHH Corp.(a)	400	11,040
Quanta Services, Inc.(a)	1,300	23,790
Regeneron Pharmaceuticals, Inc.(a)	100	2,005
Regis Corp.	400	15,020
Rent-A-Center, Inc.(a)	1,200	34,512
Republic Services, Inc.	100	4,101
Ryder System, Inc.	200	10,530
Saic Inc.(a)	700	14,000
Service Corp. International	400	3,648
Sitel Corp.(a)	300	1,290
Sotheby's	600	22,800
Spherion Corp.(a)	800	5,800
The Standard Register Co.	100	1,353
Startek, Inc.	100	1,364
Steiner Leisure Ltd.(a)	300	13,692
Stewart Enterprises, Inc. Cl. A	800	4,944
Strayer Education, Inc.	200	22,624
Team, Inc.(a)	100	3,191
TeleTech Holdings, Inc.(a)	600	11,646
The Geo Group, Inc.(a)	200	7,600
United Rentals, Inc.(a)	500	11,845
Universal Compression Holdings, Inc.(a)	200	12,052
Vertrue, Inc.(a)	100	4,497
Viad Corp.	400	14,780

	Number of Shares	Market Value
Volt Information Sciences, Inc.(a)	300	$11,850
Waste Connections, Inc.(a)	200	8,138
Watson Wyatt Worldwide, Inc.	500	22,575
Wind River Systems, Inc.(a)	500	5,490
		854,308
Communications — 1.6%
Andrew Corp.(a)	100	926
Arris Group, Inc.(a)	1,100	14,740
Avaya, Inc.(a)	1,100	14,091
CalAmp Corp.(a)	100	665
Carrier Access Corp.(a)	200	1,252
C-COR, Inc.(a)	100	999
Citizens Communications Co.	800	11,728
CT Communications, Inc.	200	4,662
Cubic Corp.	100	2,091
Ditech Networks, Inc.(a)	500	3,945
Harmonic, Inc.(a)	600	4,866
InterDigital Communications Corp.(a)	1,000	35,760
Polycom, Inc.(a)	1,300	35,620
Sonus Networks, Inc.(a)	2,000	10,460
Tekelec(a)	100	1,475
UTStarcom, Inc.(a)	1,400	15,078
Viasat, Inc.(a)	200	5,428
		163,786
Computer & Other Data Processing Service — 0.1%
IHS, Inc. Cl. A(a)	200	6,914
Computer Integrated Systems Design — 1.7%
Adaptec, Inc.(a)	200	906
Ansoft Corp.(a)	500	13,330
Cadence Design Systems, Inc.(a)	700	12,502
Cogent, Inc.(a)	200	2,300
Computer Sciences Corp.(a)	200	10,570
Digital Insight Corp.(a)	500	15,390
Hypercom Corp.(a)	900	5,841
Jack Henry & Associates, Inc.	100	2,179
JDA Software Group, Inc.(a)	400	5,884
Mentor Graphics Corp.(a)	1,900	32,053
Perot Systems Corp. Cl. A(a)	200	2,950
Quality Systems, Inc.	100	4,244
RadiSys Corp.(a)	400	7,332
SYKES Enterprises, Inc.(a)	900	18,261

	Number of Shares	Market Value
SYNNEX Corp.(a)	200	$4,490
Synopsys, Inc.(a)	600	13,506
Teradyne, Inc.(a)	800	11,216
Websense, Inc.(a)	500	13,685
		176,639
Computer Maintenance & Repair — 0.0%
Electronics for Imaging, Inc.(a)	200	4,728
Computer Programming Services — 0.5%
Ceridian Corp.(a)	500	11,785
Ciber, Inc.(a)	200	1,370
Covansys Corp.(a)	100	2,340
RealNetworks, Inc.(a)	1,900	20,862
Stellent, Inc.	100	1,117
VeriSign, Inc.(a)	700	14,476
		51,950
Computer Related Services — 0.5%
Acxiom Corp.	400	9,900
Checkpoint Systems, Inc.(a)	200	3,642
Digitas, Inc.(a)	500	5,280
EarthLink, Inc.(a)	2,900	20,358
eCollege.com, Inc.(a)	100	1,730
Manhattan Associates, Inc.(a)	200	5,906
Sohu.com, Inc.(a)	200	4,568
		51,384
Computers & Information — 2.0%
Cirrus Logic, Inc.(a)	900	6,354
Cognos, Inc.(a)	200	7,296
Cray, Inc.(a)	200	1,849
Diebold, Inc.	200	8,736
Emulex Corp.(a)	1,800	33,840
Extreme Networks, Inc.(a)	500	1,900
Foundry Networks, Inc.(a)	400	5,064
Global Imaging Systems, Inc.(a)	1,000	21,770
Komag, Inc.(a)	600	22,950
Lexmark International, Inc.(a)	200	12,718
MICROS Systems, Inc.(a)	400	19,872
ProQuest Co.(a)	100	1,279
Redback Networks, Inc.(a)	900	14,238
ScanSource, Inc.(a)	300	9,417
Solectron Corp.(a)	2,700	9,018
SRA International, Inc. Cl. A(a)	300	9,615
Tech Data Corp.(a)	500	19,675
VA Software Corp.(a)	1,000	4,050
VeriFone Holdings, Inc.(a)	100	2,921
		212,562

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Containers — 0.4%
Bemis Co., Inc.	200	$6,724
Pactiv Corp.(a)	600	18,504
Silgan Holdings, Inc.	300	12,411
		37,639
Cosmetics & Personal Care — 0.0%
Elizabeth Arden, Inc.(a)	100	1,744
Stepan Co.	100	3,146
		4,890
Data Processing & Preparation — 1.0%
Affiliated Computer Services, Inc. Cl. A(a)	100	5,348
The BISYS Group, Inc.(a)	1,500	16,560
CSG Systems International, Inc.(a)	1,200	32,376
CyberSources Corp.(a)	100	1,025
Deluxe Corp.	400	9,068
Fiserv, Inc.(a)	200	9,880
HMS Holdings Corp.(a)	100	1,374
Internap Network Services Corp.(a)	300	4,944
NCR Corp.(a)	400	16,608
Total System Services, Inc.	100	2,408
		99,591
Education — 0.1%
Career Education Corp.(a)	300	6,684
Electric Utilities — 1.3%
Alliant Energy Corp.	300	11,505
Avista Corp.	1,200	30,888
CenterPoint Energy, Inc.	800	12,384
CH Energy Group, Inc.	200	10,404
Cleco Corp.	800	20,560
Idacorp, Inc.	500	19,715
OGE Energy Corp.	100	3,858
Pike Electric Corp.(a)	100	1,845
UIL Holdings Corp.	400	15,900
Unisource Energy Corp.	100	3,558
		130,617
Electrical Equipment & Electronics — 8.4%
Acme Packet, Inc.(a)	100	1,720
Actel Corp.(a)	100	1,639
Acuity Brands, Inc.	800	39,632
Advanced Energy Industries, Inc.(a)	800	12,576
Agere Systems, Inc.(a)	1,000	16,980
Altera Corp.(a)	800	14,752
Amkor Technology, Inc.(a)	3,200	22,112
Anaren, Inc.(a)	400	8,044

	Number of Shares	Market Value
Applied Micro Circuits Corp.(a)	2,700	$8,235
Atheros Communications, Inc.(a)	800	17,384
Atmel Corp.(a)	2,700	15,525
Avanex Corp.(a)	400	636
AVX Corp.	500	7,880
Baldor Electric Co.	500	16,040
Barnes Group, Inc.	200	4,010
Belden CDT, Inc.	1,000	36,200
Benchmark Electronics, Inc.(a)	200	5,310
Cohu, Inc.	100	1,978
Credence Systems Corp.(a)	400	1,288
CTS Corp.	300	4,236
Cymer, Inc.(a)	600	27,798
Daktronics, Inc.	600	14,226
Diodes, Inc.(a)	200	8,808
Dolby Laboratories, Inc. Cl. A(a)	100	1,979
DSP Group, Inc.(a)	100	2,172
EMS Technologies, Inc.(a)	200	3,650
Energizer Holdings, Inc.(a)	200	15,630
EnerSys(a)	200	3,526
Exar Corp.(a)	200	2,594
Fairchild Semiconductor International, Inc.(a)	500	8,055
FLIR Systems, Inc.(a)	100	3,194
FormFactor, Inc.(a)	100	3,818
General Cable Corp.(a)	300	11,280
Genesis Microchip, Inc.(a)	400	4,100
Genlyte Group, Inc.(a)	200	15,452
Gerber Scientific, Inc.(a)	200	2,922
Graftech International Ltd.(a)	200	1,210
Greatbatch, Inc.(a)	200	4,498
Hittite Microwave Corp.(a)	200	6,858
Hubbell, Inc. Cl. B	200	9,904
Imation Corp.	300	13,731
Integrated Device Technology, Inc.(a)	500	7,925
Intersil Corp. Cl. A	500	11,725
Intevac, Inc.(a)	300	6,204
Itron, Inc.(a)	400	21,776
Kemet Corp.(a)	100	735
KLA-Tencor Corp.	300	14,751
Lamson & Sessions Co. (The)(a)	200	4,376
Lattice Semiconductor Corp.(a)	400	2,484
Littelfuse, Inc.(a)	400	13,544
LSI Logic Corp.(a)	1,400	14,070

	Number of Shares	Market Value
Mattson Technology, Inc.(a)	200	$1,956
Merix Corp.(a)	100	900
Methode Electronics, Inc.	100	1,107
Micrel, Inc.(a)	2,200	24,552
Microtune, Inc.(a)	300	1,542
MKS Instruments, Inc.(a)	600	12,990
Molex, Inc.	100	3,490
National Semiconductor Corp.	700	17,003
Newport Corp.(a)	500	10,810
Novellus Systems, Inc.(a)	400	11,060
Nvidia Corp.(a)	100	3,487
OmniVision Technologies, Inc.(a)	1,800	29,556
ON Semiconductor Corp.(a)	1,000	6,220
Oplink Communications, Inc.(a)	300	5,940
Park Electrochemical Corp.	400	12,288
Planar Systems, Inc.(a)	100	1,205
Plexus Corp.(a)	1,000	21,920
Portalplayer, Inc.(a)	200	2,406
QLogic Corp.(a)	500	10,290
Rogers Corp.(a)	400	27,988
Silicon Image, Inc.(a)	800	9,464
Silicon Storage Technology, Inc.(a)	300	1,257
Sirenza Microdevices, Inc.(a)	300	2,199
Spectrum Brands, Inc.(a)	200	1,944
Supertex, Inc.(a)	100	4,441
Synaptics, Inc.(a)	100	2,836
Technitrol, Inc.	300	7,566
Teledyne Technologies, Inc.(a)	500	20,860
Tessera Technologies, Inc.(a)	200	6,982
Thomas & Betts Corp.(a)	100	5,153
Transmeta Corp.(a)	700	826
Trident Microsystems, Inc.(a)	800	16,912
Triquint Semiconductor, Inc.(a)	1,400	6,300
TTM Technologies, Inc.(a)	600	7,290
Tyler Technologies, Inc.(a)	500	7,095
United Industrial Corp.	100	4,501
Varian Semiconductor Equipment Associates, Inc.(a)	300	10,947
Veeco Intruments, Inc.(a)	700	13,083
Vicor Corp.	300	3,570

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Vishay Intertechnology, Inc.(a)	800	$10,792
Wesco International, Inc.(a)	100	6,527
Zoran Corp.(a)	1,600	22,272
		878,699
Energy — 3.8%
Alon USA Energy, Inc.	400	11,228
Ashland, Inc.	200	11,820
Basic Energy Services, Inc.(a)	200	4,888
Cimarex Energy Co.	100	3,602
Comstock Resources, Inc.(a)	600	16,740
Delek US Holdings, Inc.(a)	100	1,863
DynCorp International, Inc.(a)	500	5,250
Dynegy, Inc. Cl. A(a)	900	5,472
The Exploration Co. of Delaware(a)	200	2,214
Frontier Oil Corp.	500	14,700
Grey Wolf, Inc.(a)	4,100	28,700
Headwaters, Inc.(a)	500	12,375
Holly Corp.	300	14,268
The Laclede Group, Inc.	200	7,126
Meridian Resource Corp.(a)	100	336
Midnight Oil Exploration Ltd. CAD(a)	1,000	2,629
Nabors Industries Ltd.(a)	200	6,176
New Jersey Resources Corp.	400	20,744
Nicor, Inc.	200	9,192
Oneok, Inc.	300	12,489
Parker Drilling Co.(a)	1,900	15,561
Penn Virginia Corp.	200	14,310
Peoples Energy Corp.	200	8,738
Petroquest Energy, Inc.(a)	200	2,276
Pogo Producing Co.	100	4,475
Prospex Resources Ltd. CAD(a)	900	3,591
SEACOR Holdings, Inc.(a)	100	8,948
Southwest Gas Corp.	200	7,176
St. Mary Land & Exploration Co.	200	7,458
Sunoco, Inc.	200	13,226
Swift Energy Co.(a)	200	9,344
Tesoro Corp.	200	12,788
Tidewater, Inc.	300	14,919
UGI Corp.	200	5,300
Vaalco Energy, Inc.(a)	900	7,461
Veritas DGC, Inc.(a)	400	28,804
W&T Offshore, Inc.	100	3,377

	Number of Shares	Market Value
Western Refining, Inc.	800	$18,848
W-H Energy Services, Inc.(a)	300	14,049
		392,461
Entertainment & Leisure — 0.5%
Bally Technologies, Inc.(a)	200	3,970
Blockbuster, Inc. Cl. A(a)	600	2,352
Dover Downs Gaming & Entertainment, Inc.	400	5,668
Live Nation, Inc.(a)	200	4,252
Macrovision Corp.(a)	100	2,661
Multimedia Games, Inc.(a)	300	2,817
Six Flags, Inc.(a)	400	2,280
Steinway Musical Instruments, Inc.(a)	100	2,966
Warner Music Group Corp.	100	2,593
WMS Industries, Inc.(a)	400	14,132
World Wrestling Entertainment, Inc.	800	13,336
		57,027
Environmental Controls — 0.0%
Input/Output, Inc.(a)	300	3,363
Financial Services — 4.7%
Acadia Realty Trust REIT	100	2,555
Accredited Home Lenders Holding Co.(a)	100	3,060
Aether Holdings, Inc.	100	677
Alexandria Real Estate Equities, Inc. REIT	100	9,970
AMB Property Corp.	100	5,841
AmeriCredit Corp.(a)	600	15,342
Ashford Hospitality Trust	100	1,288
Associated Estates Realty Corp. REIT	100	1,645
BioMed Realty Trust, Inc. REIT	200	6,446
Brandywine Realty Trust REIT	200	6,672
CapitalSource, Inc.	200	5,548
CBL & Associates Properties, Inc. REIT	200	8,746
Cherokee, Inc.	100	4,001
Colonial Properties Trust REIT	100	5,039
Corporate Office Properties Trust REIT	100	4,779
Crescent Real Estate Equities Co. REIT	100	2,180
DiamondRock Hospitality Co. REIT	300	5,061
Digital Realty Trust, Inc. REIT	200	6,678

	Number of Shares	Market Value
Doral Financial Corp.	300	$1,380
Eastgroup Properties REIT	100	5,323
Entertainment Properties Trust REIT	100	5,500
Equity Inns, Inc. REIT	400	6,712
Equity One, Inc. REIT	200	5,024
Federal Realty Investment Trust REIT	100	8,015
FelCor Lodging Trust, Inc.	100	2,076
First Cash Financial Services, Inc.(a)	300	6,483
First Industrial Realty Trust, Inc.	200	9,194
Friedman, Billings, Ramsey Group, Inc. Cl. A	100	763
Glimcher Realty Trust REIT	100	2,576
Gramercy Capital Corp. REIT	100	2,790
Greenhill & Co., Inc.	200	13,588
Health Care REIT, Inc.	100	4,128
Healthcare Realty Trust, Inc.	100	4,050
Highland Hospitality Corp. REIT	100	1,382
Highwoods Properties, Inc.	100	3,820
Home Properties, Inc.	100	6,317
Hospitalities Properties Trust	100	4,846
HRPT Properties Trust	100	1,190
Inland Real Estate Corp. REIT	100	1,869
Innkeepers USA Trust	100	1,715
Intercontinental Exchange, Inc.(a)	100	8,442
International Securities Exchange, Inc.	600	30,810
Janus Capital Group, Inc.	500	10,040
Kilroy Realty Corp.	100	7,533
Knight Capital Group, Inc. Cl. A(a)	2,000	37,300
LaBranche & Co., Inc.(a)	200	1,774
Lexington Corporate Properties Trust REIT	200	4,260
Liberty Property Trust REIT	100	4,820
Longview Fibre Co. REIT	200	4,212
LTC Properties, Inc.	100	2,710
Mack-Cali Realty Corp.	100	5,290
Maguire Properties, Inc. REIT	200	8,552
Medallion Financial Corp.	100	1,195
Mid-America Apartment Communities, Inc. REIT	100	6,365

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
National Retail Properties, Inc. REIT	300	$6,741
Nationwide Health Properties, Inc. REIT	200	5,748
Ocwen Financial Corp.(a)	1,200	18,780
Pennsylvania REIT	100	4,310
Piper Jaffray Cos.(a)	500	34,575
Post Properties, Inc. REIT	100	4,898
PS Business Parks, Inc. REIT	100	6,585
Ramco-Gershenson Properties Trust REIT	100	3,281
Raymond James Financial, Inc.	200	6,372
Realty Income Corp. REIT	100	2,640
Senior Housing Properties Trust	200	4,586
Sovran Self Storage Inc. REIT	100	5,898
Spirit Finance Corp. REIT	400	4,764
Strategic Hotels & Resorts, Inc. REIT	400	8,508
Sunstone Hotel Investors Inc. REIT	200	5,892
SWS Group, Inc.	300	8,337
Tanger Factory Outlet Centers, Inc. REIT	200	7,460
United Dominion Realty Trust, Inc.	200	6,474
U-Store-It Trust REIT	100	2,196
Ventas, Inc.	200	7,796
Washington REIT	100	4,215
Weingarten Realty Investors REIT	100	4,650
		492,278
Food Retailers — 0.3%
Ingles Markets, Inc. Cl. A	100	2,844
The Pantry, Inc.(a)	600	32,748
		35,592
Foods — 0.9%
Chiquita Brands International, Inc.	400	5,480
Corn Products International, Inc.	200	7,238
Dean Foods Co.(a)	300	12,567
Del Monte Foods Co.	400	4,316
Flowers Foods, Inc.	600	16,302
J&J Snack Foods Corp.	200	6,682
Performance Food Group Co.(a)	300	8,721
Premium Standard Farms, Inc.	200	3,848

	Number of Shares	Market Value
Sensient Technologies Corp.	700	$16,135
Smart & Final, Inc.(a)	200	3,602
Spartan Stores, Inc.	200	4,136
TreeHouse Foods, Inc.(a)	100	2,536
Wild Oats Markets, Inc.(a)	300	5,394
		96,957
Forest Products & Paper — 1.3%
American Woodmark Corp.	200	7,398
BlueLinx Holdings, Inc.	300	3,219
Bowater, Inc.	500	10,455
Buckeye Technologies, Inc.(a)	100	1,039
Building Materials Holding Corp.	500	13,030
Caraustar Industries, Inc.(a)	100	1,083
Graphic Packaging Corp.(a)	200	780
Greif, Inc. Cl. A	400	37,484
Neenah Paper, Inc.	100	3,683
Packaging Corp. of America	400	9,188
Rock-Tenn Co. Cl. A	300	6,192
Sonoco Products Co.	200	7,096
United Stationers, Inc.(a)	300	14,325
Universal Forest Products, Inc.	500	22,690
		137,662
Healthcare — 1.8%
Apria Healthcare Group, Inc.(a)	100	2,329
Bio-Reference Labs, Inc.(a)	100	2,363
Coventry Health Care, Inc.(a)	300	14,085
Cross Country Healthcare, Inc.(a)	300	5,808
Genesis HealthCare Corp.(a)	400	19,372
Healthways, Inc.(a)	500	21,175
Humana, Inc.(a)	300	18,000
IDEXX Laboratories, Inc.(a)	100	8,321
Kindred Healthcare, Inc.(a)	500	13,500
Laboratory Corp. of America Holdings(a)	200	13,698
LCA-Vision, Inc.	200	7,026
Lincare Holdings, Inc.(a)	100	3,356
Manor Care, Inc.	200	9,598

	Number of Shares	Market Value
Medcath Corp.(a)	100	$2,649
Odyssey Healthcare, Inc.(a)	300	3,975
Pediatrix Medical Group, Inc.(a)	300	13,479
Res-Care, Inc.(a)	200	3,868
Sierra Health Services, Inc.(a)	400	13,696
Sunrise Senior Living, Inc.(a)	100	3,121
Universal Health Services, Inc. Cl. B	200	10,590
		190,009
Heavy Construction — 0.0%
Perini Corp.(a)	100	2,472
Sterling Construction Co., Inc.(a)	100	2,093
		4,565
Heavy Machinery — 1.6%
Ampco-Pittsburgh Corp.	200	6,640
Applied Industrial Technologies, Inc.	1,000	28,740
Astec Industries, Inc.(a)	100	3,189
Bucyrus International, Inc. Cl. A	600	25,140
Cascade Corp.	100	5,120
Flow International Corp.(a)	500	5,890
Intermec, Inc.(a)	100	2,260
Lufkin Industries, Inc.	200	12,068
Matrix Service Co.(a)	400	5,748
NACCO Industries, Inc. Cl. A	200	30,120
NATCO Group, Inc. Cl. A(a)	200	6,628
RBC Bearings, Inc.(a)	100	2,718
The Manitowoc Co., Inc.	200	10,976
The Toro Co.	600	25,896
		171,133
Home Construction, Furnishings & Appliances — 1.4%
DTS, Inc.(a)	100	2,139
Ethan Allen Interiors, Inc.	900	32,058
Furniture Brands International, Inc.	900	16,740
Hillenbrand Industries, Inc.	100	5,868
Kimball International, Inc. Cl. B	200	4,970
La-Z-Boy, Inc.	800	9,800
Leggett & Platt, Inc.	300	7,005

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Meritage Homes Corp.(a)	200	$9,156
Select Comfort Corp.(a)	900	19,242
Stanley Furniture Co., Inc.	200	4,422
Steelcase, Inc. Cl. A	500	8,285
Tempur-Pedic International, Inc.(a)	1,200	23,688
Williams Scotsman International, Inc.(a)	100	2,353
		145,726
Household Products — 0.2%
Snap-on, Inc.	300	14,109
WD-40 Co.	100	3,399
		17,508
Industrial – Diversified — 0.6%
Ameron International Corp.	100	7,325
Eaton Corp.	200	14,486
Nordson Corp.	600	27,630
SPX Corp.	200	11,504
		60,945
Information Retrieval Services — 0.9%
Acacia Research - Acacia Technologies(a)	200	2,556
Avocent Corp.(a)	400	14,684
Digital River, Inc.(a)	400	23,140
Gartner Group, Inc. Cl. A(a)	1,000	18,600
InfoSpace, Inc.(a)	400	8,084
infoUSA, Inc.	500	5,495
Intergraph Corp.(a)	300	13,107
Knot (The), Inc.(a)	200	4,794
NIC, Inc.(a)	100	483
		90,943
Insurance — 6.2%
Affirmative Insurance Holdings, Inc.	100	1,661
Ambac Financial Group, Inc.	200	16,698
American Equity Investment Life Holding Co.	300	3,828
American Physicians Capital, Inc.(a)	200	10,942
AMERIGROUP Corp.(a)	1,100	32,956
AmerUs Group Co.(a)	200	13,696
Arch Capital Group Ltd.(a)	100	6,429
Argonaut Group, Inc.(a)	500	17,005
Assurant, Inc.	200	10,532
W.R. Berkley Corp.	200	7,372
Bristol West Holdings, Inc.	300	4,176
Centene Corp.(a)	200	4,718
CNA Financial Corp.(a)	100	3,745

	Number of Shares	Market Value
CNA Surety Corp.(a)	300	$6,102
The Commerce Group, Inc.	200	5,920
Covanta Holding Corp.(a)	500	10,165
Darwin Professional Underwriters, Inc.(a)	100	2,250
Delphi Financial Group, Inc. Cl. A	700	27,475
Donegal Group, Inc. Cl. A	200	4,062
EMC Insurance Group, Inc.	100	3,067
Fidelity National Title Group, Inc. Cl. A	100	2,201
First Mercury Financial Corp.(a)	100	2,070
FPIC Insurance Group, Inc.(a)	200	7,148
Fremont General Corp.	500	7,265
The Hanover Insurance Group, Inc.	300	13,605
Harleysville Group, Inc.	400	14,432
Healthspring, Inc.(a)	200	4,028
Hilb, Rogal & Hobbs Co.	100	3,992
Horace Mann Educators Corp.	700	14,098
Infinity Property & Casualty Corp.	700	30,114
IPC Holdings Ltd.	100	3,004
Landamerica Financial Group, Inc.	400	25,236
MBIA, Inc.	200	12,404
Meadowbrook Insurance Group, Inc.(a)	200	2,410
MGIC Investment Corp.	200	11,752
Molina Healthcare, Inc.(a)	300	11,769
National Western Life Insurance Co. Cl. A	100	23,985
Nationwide Financial Services, Inc. Cl. A	100	5,092
Odyssey Re Holdings Corp.	100	3,545
Ohio Casualty Corp.	900	24,687
Old Republic International Corp.	400	9,012
PartnerRe Ltd.	100	6,992
The Phoenix Companies, Inc.	1,500	23,760
The PMI Group, Inc.	300	12,795
Presidential Life Corp.	100	2,360
Procentury Corp.	300	4,455
Protective Life Corp.	100	4,425
Radian Group, Inc.	200	10,660
Reinsurance Group of America, Inc.	100	5,640

	Number of Shares	Market Value
RenaissanceRe Holdings Ltd.	100	$5,440
Republic Cos. Group, Inc.	500	9,975
RLI Corp.	300	16,263
Safeco Corp.	200	11,638
Safety Insurance Group, Inc.	300	15,003
SeaBright Insurance Holdings(a)	100	1,641
Selective Insurance Group	400	22,100
State Auto Financial Corp.	300	9,639
Torchmark Corp.	100	6,168
Tower Group, Inc.	200	7,070
Triad Guaranty, Inc.(a)	200	10,302
United America Indemnity Ltd. Cl. A(a)	200	4,592
WellCare Health Plans, Inc.(a)	100	5,875
Zenith National Insurance Corp.	500	23,260
		644,701
Internet Content — 0.3%
BEA Systems, Inc.(a)	1,300	21,151
TheStreet.Com, Inc.	400	3,640
Travelzoo, Inc.(a)	200	6,514
		31,305
Internet Software — 0.1%
Chordiant Software, Inc.(a)	100	315
webMethods, Inc.(a)	900	6,768
		7,083
Lodging — 0.4%
Aztar Corp.(a)	200	10,714
Choice Hotels International, Inc.	100	4,192
LaSalle Hotel Properties	100	4,225
Monarch Casino & Resort, Inc.(a)	200	4,436
Vail Resorts, Inc.(a)	600	23,190
		46,757
Machinery & Components — 2.2%
AGCO Corp.(a)	500	13,375
Asyst Technologies, Inc.(a)	800	5,944
Briggs & Stratton Corp.	400	10,196
Chicago Bridge & Iron Co. NV	100	2,456
Cummins, Inc.	200	25,396
Flowserve Corp.(a)	100	5,300
Gardner Denver, Inc.(a)	400	13,596
Insituform Technologies, Inc. Cl. A(a)	200	4,674

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Kadant, Inc.(a)	100	$2,730
Kaydon Corp.	800	33,440
Kulicke & Soffa Industries, Inc.(a)	800	7,184
Lone Star Technologies, Inc.(a)	700	33,796
Regal-Beloit Corp.	200	9,890
Robbins & Myers, Inc.	300	11,547
Tennant Co.	200	5,530
Valmont Industries, Inc.	500	27,900
Woodward Governor Co.	400	14,284
		227,238
Manufacturing — 0.1%
Sauer-Danfoss, Inc.	300	7,956
Terex Corp.(a)	100	5,176
		13,132
Medical Supplies — 3.0%
Abaxis, Inc.(a)	200	4,012
Applera Corp. - Applied Biosystems Group	600	22,380
Bio-Rad Laboratories, Inc. Cl. A(a)	100	7,342
Bruker BioSciences Corp.(a)	200	1,592
Candela Corp.(a)	300	4,245
CNS, Inc.	200	7,410
Dade Behring Holdings, Inc.	200	7,286
Dentsply International, Inc.	100	3,128
DJ Orthopedics, Inc.(a)	400	16,092
Edwards Lifesciences Corp.(a)	300	12,879
Foxhollow Technologies, Inc.(a)	100	3,501
ICU Medical, Inc.(a)	200	8,450
II-VI, Inc.(a)	100	2,448
Illumina, Inc.(a)	300	13,188
Immucor, Inc.(a)	800	22,024
Integra LifeSciences Holdings Corp.(a)	300	11,079
Invacare Corp.	100	2,183
LTX Corp.(a)	1,200	5,604
Mentor Corp.	200	9,360
Mettler-Toledo International, Inc.(a)	100	6,865
MTS Systems Corp.	400	13,316
Neurometrix, Inc.(a)	100	1,629
Owens & Minor, Inc.	100	3,151
Palomar Medical Technologies, Inc.(a)	500	23,545
PSS World Medical, Inc.(a)	700	14,084

	Number of Shares	Market Value
Rofin-Sinar Technologies, Inc.(a)	500	$30,790
Tektronix, Inc.	100	3,037
Thermo Electron Corp.(a)	300	12,861
Varian, Inc.(a)	500	23,445
Ventana Medical Systems, Inc.(a)	100	4,039
Vital Images, Inc.(a)	100	3,104
Zoll Medical Corp.(a)	200	7,740
Zygo Corp.(a)	300	5,196
		317,005
Metals & Mining — 4.7%
AK Steel Holding Corp.(a)	2,400	35,832
Aleris International, Inc.(a)	400	20,604
Brush Engineered Materials, Inc.(a)	200	6,732
Carpenter Technology	200	21,398
Castle (A.M.) & Co.	200	6,688
Century Aluminum Co.(a)	400	15,568
Chaparral Steel Co.	900	37,431
Cleveland-Cliffs, Inc.	500	21,145
Commercial Metals Co.	200	5,322
CommScope, Inc.(a)	1,100	35,101
Crane Co.	200	7,788
Dynamic Materials Corp.	100	3,224
Encore Wire Corp.(a)	200	5,376
Foundation Coal Holdings, Inc.	600	22,026
Gibraltar Industries, Inc.	500	10,555
Insteel Industries, Inc.	300	5,382
Mueller Industries, Inc.	700	25,669
NCI Building Systems, Inc.(a)	100	5,985
NS Group, Inc.(a)	500	32,680
Olympic Steel, Inc.	200	4,938
Oregon Steel Mills, Inc.(a)	700	38,080
Quanex Corp.	900	30,159
Ryerson, Inc.	700	16,870
Schnitzer Steel Industries, Inc. Cl. A	400	13,984
Shiloh Industries, Inc.(a)	100	1,484
Steel Dynamics, Inc.	300	18,033
Steel Technologies, Inc.	100	1,919
Sun Hydraulics Corp.	100	2,148
Superior Essex, Inc.(a)	300	11,247
United States Steel Corp.	200	13,520
Wheeling- Pittsburgh Corp.(a)	200	3,954
Worthington Industries, Inc.	900	15,552
		496,394

	Number of Shares	Market Value
Pharmaceuticals — 2.1%
Alpharma, Inc. Cl. A	500	$11,035
AmerisourceBergen Corp.	300	14,160
Andrx Corp.(a)	800	19,672
Bare Escentuals, Inc.(a)	100	3,063
Bradley Pharmaceuticals, Inc.(a)	200	3,480
Connetics Corp.(a)	200	3,408
Digene Corp.(a)	100	4,643
Endo Pharmaceuticals Holdings, Inc.(a)	500	14,270
Enzon Pharmaceuticals, Inc.(a)	300	2,568
Indevus Pharmacuticals, Inc.(a)	100	683
Isis Pharmaceuticals, Inc.(a)	300	2,574
King Pharmaceuticals, Inc.(a)	700	11,711
Mannatech, Inc.	200	3,140
Medicis Pharmaceutical Corp. Cl. A	400	14,016
Meridian Bioscience, Inc.	100	2,305
Molecular Devices Corp.(a)	200	4,028
Mylan Laboratories, Inc.	400	8,200
NBTY, Inc.(a)	800	22,256
Noven Pharmaceuticals, Inc.(a)	200	4,442
Pain Therapeutics, Inc.(a)	600	5,016
PAREXEL International Corp.(a)	100	2,960
Perrigo Co.	700	12,523
QLT, Inc.(a)	100	850
Quidel Corp.(a)	200	3,104
Savient Pharmaceuticals, Inc.(a)	300	2,283
Sciele Pharma, Inc.(a)	300	6,543
USANA Health Sciences, Inc.(a)	100	4,492
ViroPharma, Inc.(a)	900	11,997
Watson Pharmaceutical, Inc.(a)	300	8,073
West Pharmaceutical Services, Inc.	300	12,612
		220,107
Photography Equipment/Supplies — 0.1%
Eastman Kodak Co.	300	7,320
Sonic Solutions, Inc.(a)	100	1,614
		8,934

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Prepackaged Software — 4.9%
Actuate Corp.(a)	600	$3,132
Advent Software, Inc.(a)	500	18,510
Altiris, Inc.(a)	400	9,004
Art Technology Group, Inc.(a)	900	2,250
Aspen Technology, Inc.(a)	1,000	10,020
Blackbaud, Inc.	900	22,500
BMC Software, Inc.(a)	700	21,217
Brocade Communications Systems, Inc.(a)	4,700	38,117
Cogent Communications Group, Inc.(a)	300	4,248
Compuware Corp.(a)	1,500	12,060
Dendrite International, Inc.(a)	100	1,045
DST Systems, Inc.(a)	100	6,179
Emdeon Corp.(a)	1,200	13,980
Fair Isaac Corp.	500	18,315
Hyperion Solutions Corp.(a)	300	11,220
i2 Technologies, Inc.(a)	100	2,021
Informatica Corp.(a)	100	1,239
Interactive Intelligence, Inc.(a)	200	3,560
Interwoven, Inc.(a)	500	6,360
Intuit, Inc.(a)	300	10,590
Keane, Inc.(a)	400	4,636
Kenexa Corp.(a)	600	19,278
Lawson Software, Inc.(a)	2,100	16,002
Mapinfo Corp.(a)	200	2,686
McAfee, Inc.(a)	500	14,465
MicroStrategy, Inc. Cl. A(a)	400	47,740
Open Solutions, Inc.(a)	200	7,474
Open Text Corp.(a)	400	7,232
OPNET Technologies, Inc.(a)	100	1,462
Packeteer, Inc.(a)	300	3,363
Quest Software, Inc.(a)	900	13,257
Red Hat, Inc.(a)	100	1,638
SonicWALL, Inc.(a)	1,200	12,600
SPSS, Inc.(a)	200	5,534
Sybase, Inc.(a)	700	17,045
TIBCO Software, Inc.(a)	3,800	35,150
Transaction Systems Architects, Inc. Cl. A(a)	700	23,597
Ultimate Software Group, Inc.(a)	200	4,948
United Online, Inc.	2,000	27,040
Verint Systems, Inc.(a)	100	3,274
Vignette Corp.(a)	200	3,260
WebEx Communications, Inc.(a)	600	23,070
		510,318

	Number of Shares	Market Value
Real Estate — 0.6%
Alderwoods Group, Inc.(a)	200	$3,978
CB Richard Ellis Group, Inc. Cl. A(a)	200	6,006
Jones Lang Lasalle, Inc.	100	9,200
Trammell Crow Co.(a)	900	43,875
		63,059
Restaurants — 2.3%
AFC Enterprises, Inc.(a)	400	6,520
Bob Evans Farms, Inc.	1,000	33,910
Brinker International, Inc.	200	9,286
Buffalo Wild Wings, Inc.(a)	100	5,170
CBRL Group, Inc.	500	21,955
CKE Restaurants, Inc.	700	13,678
Darden Restaurants, Inc.	200	8,380
Denny's Corp.(a)	700	2,975
Domino's Pizza, Inc.	800	21,744
IHOP Corp.	400	20,868
Jack in the Box, Inc.(a)	800	44,888
Krispy Kreme Doughnuts, Inc.(a)	200	2,150
Luby's, Inc.(a)	300	3,003
McCormick & Schmick's Seafood Restaurants, Inc.(a)	300	7,887
O'Charley's, Inc.(a)	200	3,978
Papa John's International, Inc.(a)	600	22,020
RARE Hospitality International, Inc.(a)	300	9,453
Ruth's Chris Steak House(a)	100	1,969
Ryan's Restaurant Group, Inc.(a)	200	3,242
		243,076
Retail — 3.5%
AutoZone, Inc.(a)	100	11,200
Barnes & Noble, Inc.	500	20,655
Big Lots, Inc.(a)	1,700	35,836
Blue Nile, Inc.(a)	100	3,821
Books-A-Million, Inc.	100	1,999
Casey's General Stores, Inc.	500	12,135
Cash America International, Inc.	800	33,064
Circuit City Stores, Inc.	400	10,792
Conn's, Inc.(a)	100	2,402
CSK Auto Corp.(a)	300	4,680
Dick's Sporting Goods, Inc.(a)	200	9,952

	Number of Shares	Market Value
Dillards, Inc. Cl. A	400	$12,068
Dollar Tree Stores, Inc.(a)	600	18,654
Ezcorp, Inc. Cl. A(a)	200	9,034
Family Dollar Stores, Inc.	400	11,780
Genesco, Inc.(a)	100	3,757
Haverty Furniture Companies, Inc.	300	4,740
Insight Enterprises, Inc.(a)	700	15,043
Knoll, Inc.	500	9,900
Longs Drug Stores Corp.	600	25,824
Marvel Entertainment, Inc.(a)	800	20,280
Men's Wearhouse, Inc.	800	31,880
OfficeMax, Inc.	400	19,032
RadioShack Corp.	600	10,704
Retail Ventures, Inc.(a)	300	5,136
Rite Aid Corp.(a)	900	4,212
Stage Stores, Inc.	500	16,205
		364,785
Retail – Grocery — 0.0%
Weis Markets, Inc.	100	4,060
Telephone Utilities — 1.6%
ADTRAN, Inc.	500	11,570
Alaska Communications Systems Group, Inc.	600	8,634
Amdocs Ltd.(a)	200	7,752
Brightpoint, Inc.(a)	1,300	15,730
Cbeyond, Inc.(a)	300	9,102
CenturyTel, Inc.	500	20,120
Cincinnati Bell, Inc.(a)	3,600	16,884
Consolidated Communications Holdings, Inc.	100	1,840
Dobson Communications Corp. Cl. A(a)	100	776
Embarq Corp.	300	14,505
Fairpoint Communications, Inc.	400	7,208
General Communication, Inc. Cl. A(a)	400	5,244
Iowa Telecommunications Services, Inc.	300	5,982
j2 Global Communications, Inc.(a)	1,000	27,440
Lightbridge, Inc.(a)	400	4,624
Mastec, Inc.(a)	100	1,095
North Pittsburgh Systems, Inc.	100	2,636
Optium Corp.(a)	100	2,025
Savvis, Inc.(a)	200	6,218
USA Mobility, Inc.	100	2,538
		171,923

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Tobacco — 0.2%
Loews Corp. - Carolina Group	100	$5,782
UST, Inc.	300	16,068
		21,850
Toys, Games — 0.3%
Hasbro, Inc.	500	12,960
K2, Inc.(a)	400	5,464
Mattel, Inc.	500	11,315
		29,739
Transportation — 2.9%
American Commercial Lines, Inc.(a)	200	12,830
Arkansas Best Corp.	500	20,490
Celadon Group, Inc.(a)	300	5,628
EGL, Inc.(a)	500	16,995
Freightcar America, Inc.	100	5,317
General Maritime Corp.	600	21,924
Genesee & Wyoming, Inc. Cl. A(a)	200	5,618
Heartland Express, Inc.	400	6,532
Horizon Lines, Inc. Cl. A	200	4,670
Hub Group, Inc. Cl. A(a)	1,200	32,592
Kansas City Southern(a)	200	5,678
Kirby Corp.(a)	100	3,503
Laidlaw International, Inc.	600	17,406
OMI Corp.	1,000	22,320
Overseas Shipholding Group, Inc.	300	18,765
P.A.M. Transportation Services, Inc.(a)	100	2,532
Pacer International, Inc.	1,000	30,690
Saia, Inc.(a)	300	8,040
Swift Transportation Co., Inc.(a)	1,000	25,150
Teekay Shipping Corp.	100	4,111
Trico Marine Services, Inc.(a)	200	6,820
U.S. Xpress Enterprises, Inc. Cl. A(a)	100	1,974
Wabtec Corp.	900	28,251
		307,836
Travel — 0.1%
Sabre Holdings Corp. Cl. A	300	7,626
TOTAL EQUITIES (Cost $10,021,147)		10,431,693

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 0.3%
Repurchase Agreement
Investors Bank & Trust Company Repurchase Agreement, dated 10/31/2006, 3.60%, due 11/01/2006(b)	$35,604	$35,604
TOTAL SHORT-TERM INVESTMENTS (Cost $35,604)		35,604
TOTAL INVESTMENTS — 100.1% (Cost $10,056,751)(c)		10,467,297
Other Assets/ (Liabilities) — (0.1%)		(15,032)
NET ASSETS — 100.0%		$10,452,265

Notes to Portfolio of Investments

ADR - American Depository Receipt

CAD - Canadian Dollar

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Maturity value of $35,608. Collateralized by a U.S. Government Agency obligation with a rate of 8.125%, maturity date of 03/25/2028, and an aggregate market value, including accrued interest, of $37,385.

(c)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments

October 31, 2006

	Number of Shares	Market Value
EQUITIES — 98.8%
COMMON STOCK
Advertising — 0.1%
24/7 Real Media, Inc.(a)	37,880	$375,013
AQuantive, Inc.(a)	6,600	179,388
Catalina Marketing Corp.	8,356	211,825
		766,226
Aerospace & Defense — 0.6%
Alliant Techsystems, Inc.(a) (b)	5,800	447,818
Armor Holdings, Inc.(a)	5,469	281,435
K&F Industries Holdings, Inc.(a)	600	11,664
Kaman Corp.	6,118	124,746
LMI Aerospace, Inc.(a)	1,534	31,125
Orbital Sciences Corp.(a)	84,261	1,530,180
Sequa Corp. Cl. A(a)	6,952	737,677
Triumph Group, Inc.(b)	11,533	555,314
		3,719,959
Agribusiness — 0.2%
Delta & Pine Land Co.	31,727	1,285,261
Air Transportation — 0.9%
ABX Air, Inc.(a)	7,100	40,825
Air Methods Corp.(a)	10,585	256,157
Alaska Air Group, Inc.(a)	40,000	1,606,000
AMR Corp.(a) (b)	46,427	1,315,741
Atlas Air Worldwide Holdings, Inc.(a)	4,400	200,156
Continental Airlines, Inc. Cl. B(a) (b)	32,665	1,204,685
ExpressJet Holdings, Inc.(a)	32,595	258,804
Forward Air Corp.	7,374	239,434
Frontier Airlines Holdings, Inc.(a) (b)	16,500	132,660
Mesa Air Group, Inc.(a)	25,755	229,219
Republic Airways Holdings, Inc.(a)	6,095	108,918
		5,592,599
Apparel, Textiles & Shoes — 5.8%
Abercrombie & Fitch Co. Cl. A	9,200	705,180
Aeropostale, Inc.(a)	61,200	1,793,772
Albany International Corp. Cl. A(b)	23,912	803,682
American Eagle Outfitters, Inc.	20,861	955,434

	Number of Shares	Market Value
AnnTaylor Stores Corp.(a) (b)	22,845	$1,005,637
Brown Shoe Co., Inc.	48,398	1,885,586
The Buckle, Inc.	20,069	794,331
Cache, Inc.(a)	11,618	249,206
Casual Male Retail Group, Inc.(a) (b)	37,076	549,096
Cato Corp. Cl. A	44,451	1,017,483
Charlotte Russe Holding, Inc.(a)	17,881	494,410
Charming Shoppes, Inc.(a) (b)	133,113	1,970,072
Childrens Place(a) (b)	2,999	210,500
Christopher & Banks Corp.	62,400	1,684,176
Columbia Sportswear Co.(a) (b)	10,184	568,675
Deckers Outdoor Corp.(a) (b)	10,600	563,602
Dress Barn, Inc.(a) (b)	81,390	1,767,791
DSW, Inc. Cl. A(a) (b)	29,600	1,024,160
Guess ?, Inc.(a)	17,566	1,000,384
The Gymboree Corp.(a)	49,234	2,287,412
Interface, Inc. Cl. A(a)	39,392	573,154
Jones Apparel Group, Inc.	18,309	611,521
Kellwood Co.	41,708	1,276,265
Limited Brands	14,900	439,103
Liz Claiborne, Inc.	11,917	502,540
Maidenform Brands, Inc.(a)	10,700	237,005
Mothers Work, Inc.(a)	2,500	126,750
Nordstrom, Inc.	17,100	809,685
Payless ShoeSource, Inc.(a)	80,455	2,152,171
Perry Ellis International, Inc.(a)	6,000	219,360
Phillips-Van Heusen Corp.	11,077	506,884
Shoe Carnival, Inc.(a)	16,221	464,245
Skechers U.S.A., Inc. Cl. A(a)	53,884	1,610,593
Steven Madden Ltd.	36,490	1,574,179
Syms Corp.(a)	3,400	65,994
Timberland Co. Cl. A(a)	2,600	75,010
True Religion Apparel, Inc.(a) (b)	9,000	195,120
Tween Brands, Inc.(a)	37,889	1,584,518
United Retail Group, Inc.(a)	6,500	116,805
VF Corp.	10,300	782,903
Wet Seal, Inc. Cl. A(a) (b)	85,768	535,192
Wolverine World Wide, Inc.	67,204	1,905,905
		37,695,491

	Number of Shares	Market Value
Automotive & Parts — 2.2%
A.O. Smith Corp.	22,443	$789,096
Aftermarket Technology Corp.(a)	21,836	410,298
American Axle & Manufacturing Holdings, Inc.	13,600	255,000
ArvinMeritor, Inc.(b)	105,405	1,583,183
Asbury Automotive Group, Inc.	15,454	370,896
Autoliv, Inc.	14,500	824,615
AutoNation, Inc.(a)	22,817	457,481
Federal Signal Corp.	7,000	106,820
Fuel Systems Solutions, Inc.(a)	5,162	67,725
The Goodyear Tire & Rubber Co.(a)	44,900	688,317
Group 1 Automotive, Inc.(b)	37,456	2,146,603
Lear Corp.(b)	47,187	1,425,519
Midas, Inc.(a)	2,100	43,323
Miller Industries, Inc.(a)	7,882	157,640
Modine Manufacturing Co.	22,981	547,178
Myers Industries, Inc.	28,065	508,538
Rush Enterprises, Inc. Cl. A(a)	12,235	229,529
Sonic Automotive, Inc.	19,900	523,370
Tenneco, Inc.(a)	77,248	1,753,530
United Auto Group, Inc.	27,918	641,556
Visteon Corp.(a)	17,600	129,888
Winnebago Industries, Inc.(b)	15,700	522,653
		14,182,758
Banking, Savings & Loans — 3.4%
Advance America Cash Advance Centers, Inc.	5,998	89,910
Advanta Corp. Cl. B	33,395	1,310,420
Asta Funding, Inc.(b)	17,186	585,011
Astoria Financial Corp.	14,291	414,582
BancorpSouth, Inc.	15,854	405,070
Bank Mutual Corp.	27,034	327,652
Bankunited Financial Corp. Cl. A(b)	36,100	973,617
Banner Corp.	2,300	99,958
Berkshire Hills Bancorp, Inc.	400	14,464
Citizens First Bancorp, Inc.	2,300	67,551
City Holding Co.	7,675	300,860
Columbia Banking Systems, Inc.	7,296	231,137

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Community Trust Bancorp, Inc.	3,500	$134,330
Corus Bankshares, Inc.(b)	48,729	1,000,406
Credit Acceptance Corp.(a)	1,811	60,596
Dollar Financial Corp.(a)	9,751	226,418
Downey Financial Corp.	9,700	668,136
F.N.B. Corp.(b)	200	3,386
Federal Agricultural Mortgage Corp. Cl. C	8,882	233,597
Financial Institutions, Inc.	900	20,763
First Bancorp	3,500	34,650
First Citizens BancShares, Inc. Cl. A	1,300	244,140
First Financial Holdings, Inc.	2,600	93,938
First Indiana Corp.	2,200	56,144
The First Marblehead Corp.(b)	9,200	620,540
First Niagara Financial Group, Inc.	31,664	453,428
First Republic Bank	7,498	291,972
First South Bancorp, Inc.(b)	700	21,875
FirstFed Financial Corp.(a) (b)	16,793	1,037,304
Frontier Financial Corp.	4,500	130,545
Greater Bay Bancorp	42,207	1,086,830
Greene County Bancshares, Inc.	1,800	67,860
Hancock Holding Co.	15,505	795,406
Hanmi Financial Corp.	16,700	356,879
Independent Bank Corp.	8,969	214,359
Integra Bank Corp.	1,800	47,592
Intervest Bancshares Corp.(a)	5,100	182,274
ITLA Capital Corp.	1,000	57,120
KNBT Bancorp, Inc.	2,875	49,191
MAF Bancorp, Inc.	21,700	935,053
MainSource Financial Group, Inc.	1,200	21,816
National Penn Bancshares, Inc.	5,833	119,518
Net 1 UEPS Technologies, Inc.(a) (b)	11,070	272,654
New York Community Bancorp, Inc.	8,200	134,070
Pacific Capital Bancorp	2,655	81,668
PFF Bancorp, Inc.	24,295	753,388
Porter Bancorp., Inc.(a)	2,700	60,885
Preferred Bank/ Los Angeles, CA	3,400	199,138
PrivateBancorp, Inc.(b)	12,200	501,054

	Number of Shares	Market Value
Provident Bankshares Corp.	18,201	$657,784
Provident Financial Services, Inc.	39,166	718,304
Republic Bancorp, Inc. Cl. A	2,900	62,002
Southwest Bancorp, Inc.	3,100	84,041
Sterling Bancshares, Inc.	14,700	269,157
Sterling Financial Corp.	31,746	1,055,872
SVB Financial Group(a)	10,025	461,350
TCF Financial Corp.	11,563	300,985
TierOne Corp.	12,530	400,709
Trustmark Corp.	1,200	37,992
Union Bankshares Corp.	850	25,534
United Bankshares, Inc.	2,600	99,294
United Community Banks, Inc.	2,100	66,024
United PanAm Financial Corp.(a)	900	11,700
Virginia Commerce Bancorp(a) (b)	1,871	38,094
WesBanco, Inc.	1,100	36,025
World Acceptance Corp.(a)	20,300	1,014,797
WSFS Financial Corp.	4,184	269,617
		21,698,436
Beverages — 0.1%
Boston Beer Co., Inc. Cl. A(a)	5,836	213,014
MGP Ingredients, Inc.(b)	11,189	251,193
National Beverage Corp.(b)	18,274	209,237
The Pepsi Bottling Group, Inc.	2,200	69,564
		743,008
Broadcasting, Publishing & Printing — 1.1%
American Greetings Corp. Cl. A	50,128	1,198,560
Banta Corp.	27,870	1,234,084
Charter Communications, Inc. Cl. A(a) (b)	69,700	160,310
Cox Radio, Inc. Cl. A(a)	61,751	1,039,887
CSS Industries, Inc.	600	18,846
Cumulus Media, Inc. Cl. A(a) (b)	34,991	375,104
Entercom Communications Corp.	5,400	149,418
Entravision Communications Corp. Cl. A(a)	13,403	98,378
Gatehouse Media, Inc.(b)	19,700	422,565
Journal Register Co.	18,300	144,204

	Number of Shares	Market Value
Knology, Inc.(a)	14,294	$146,942
Lee Enterprises, Inc.	3,800	108,414
Lin TV Corp. Cl. A(a)	4,500	36,990
LodgeNet Entertainment Corp.(a)	8,645	198,835
Mediacom Communications Corp.(a)	8,900	74,315
Radio One, Inc. Cl. D(a)	9,800	66,542
Reader's Digest Association	37,950	545,721
Scholastic Corp.(a)	14,700	461,874
Sinclair Broadcast Group, Inc. Cl. A	43,102	388,780
TiVo, Inc.(a)	12,900	82,431
Westwood One, Inc.	21,600	170,856
		7,123,056
Building Materials & Construction — 1.4%
Andersons, Inc. (The)	12,448	447,506
Builders FirstSource, Inc.(a)	27,200	430,304
Chemed Corp.	29,200	1,036,308
Comfort Systems USA, Inc.	36,988	429,431
Digi International, Inc.(a)	15,170	212,683
Eagle Materials, Inc.	47,169	1,731,102
Emcor Group, Inc.(a)	37,758	2,233,386
Granite Construction, Inc.	24,036	1,252,276
Interline Brands, Inc.(a)	20,336	486,844
Lennox International, Inc.	8,822	237,841
Louisiana-Pacific Corp.	18,700	369,886
Merge Technologies, Inc.(a)	1,400	10,794
US Concrete, Inc.(a)	27,785	175,601
		9,053,962
Chemicals — 4.0%
AEP Industries, Inc.(a)	3,594	189,332
Albemarle Corp.	10,600	689,318
Arch Chemicals, Inc.	11,678	390,746
Cabot Microelectronics Corp.(a)	2,400	68,520
CF Industries Holdings, Inc.	22,000	436,040
Compass Minerals International, Inc.	9,787	302,908
Cytec Industries, Inc.	7,708	426,946
FMC Corp.	6,069	416,030
Georgia Gulf Corp.	40,500	866,295
W.R. Grace & Co.(a) (b)	103,553	1,387,610
H.B. Fuller Co.	82,000	2,032,780
Hercules, Inc.(a)	131,800	2,398,760
Landec Corp.(a)	4,700	44,462
The Lubrizol Corp.	8,400	378,000
Lyondell Chemical Co.	32,700	839,409
MacDermid, Inc.	3,499	117,042

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
NewMarket Corp.	29,909	$1,923,149
Olin Corp.	2,700	46,710
OM Group, Inc.(a)	44,450	2,533,650
Pioneer Cos., Inc.(a)	14,827	380,313
PolyOne Corp.(a)	169,128	1,386,850
PW Eagle, Inc.(b)	12,468	442,240
Rockwood Holdings, Inc.(a)	2,800	65,268
Rohm & Haas Co.	12,100	627,022
Schulman (A.), Inc.	22,072	534,363
Spartech Corp.	61,108	1,674,359
Terra Industries, Inc.(a)	36,900	342,801
TETRA Technologies, Inc.(a)	69,916	1,271,073
Tronox, Inc. Cl. A	25,859	338,753
UAP Holding Corp.	61,805	1,546,979
Usec, Inc.	95,145	1,061,818
The Valspar Corp.	21,990	589,112
Westlake Chemical Corp.	7,863	248,078
		25,996,736
Commercial Services — 8.1%
Administaff, Inc.	41,829	1,441,009
Ambassadors Group, Inc.	17,221	471,683
Amerco(a)	290	26,599
American Ecology Corp.	6,665	138,632
American Railcar Industries, Inc.(b)	7,805	241,174
American Reprographics Co.(a)	7,100	252,050
Apollo Group, Inc. Cl. A(a)	12,000	443,520
Bowne & Co., Inc.	7,400	115,662
Bright Horizons Family Solutions, Inc.(a)	2,200	84,524
CBIZ, Inc.(a)	39,688	279,404
Central Parking Corp.	14,739	252,774
Cenveo, Inc.(a)	63,508	1,259,999
Clean Harbors, Inc.(a) (b)	18,017	770,947
Coinstar, Inc.(a)	6,600	200,508
Computer Programs & Systems, Inc.	7,028	240,358
COMSYS IT Partners, Inc.(a)	8,600	177,590
Consolidated Graphics, Inc.(a)	18,878	1,173,645
Convergys Corp.(a)	30,793	653,120
Corinthian Colleges, Inc.(a)	70,558	864,335
Cornell Cos., Inc.(a)	3,500	62,650
Corrections Corp. of America(a)	13,012	594,518
CPI Corp.	2,600	122,746
CRA International, Inc.(a) (b)	3,600	182,988

	Number of Shares	Market Value
Ctrip.com International Ltd. ADR (China)(b)	6,800	$333,200
DeVry, Inc.(a) (b)	58,100	1,414,735
Diversa Corp.(a)	11,701	108,936
Dollar Thrifty Automotive Group, Inc.(a)	23,460	942,154
Donnelley (R.R.) & Sons Co.	7,800	264,108
Dun & Bradstreet Corp.(a)	900	69,516
Ennis, Inc.	22,188	509,658
Exponent, Inc.(a)	14,863	269,020
First Consulting Group, Inc.(a)	1,100	11,891
Forrester Research, Inc.(a)	17,846	560,900
FTD Group, Inc.(a)	16,142	257,465
GenTek, Inc.(a)	4,508	146,059
Gevity HR, Inc.	2,000	45,200
Harris Interactive, Inc.(a)	5,100	34,068
Healthcare Services Group, Inc.	13,292	361,277
Heidrick & Struggles International, Inc.(a)	11,809	482,634
Hewitt Associates, Inc. Cl. A(a)	6,200	155,186
ICT Group, Inc.(a)	8,612	273,000
Ikon Office Solutions, Inc.	130,111	1,939,955
Infrasource Services, Inc.(a)	38,366	750,823
inVentiv Health, Inc.(a)	3,700	105,820
INVESTools, Inc.(a)	35,892	459,418
ITT Educational Services, Inc.(a)	10,085	695,361
Jackson Hewitt Tax Service, Inc.	53,154	1,839,128
John H. Harland Co.	39,700	1,623,333
Kelly Services, Inc. Cl. A	100	2,878
Kendle International, Inc.(a)	12,250	424,095
Kforce, Inc.(a)	20,314	304,101
Korn/Ferry International(a)	73,076	1,615,710
Labor Ready, Inc.(a)	61,079	1,069,493
Luminex Corp.(a)	19,140	308,537
Magellan Health Services, Inc.(a)	33,834	1,476,516
Manpower, Inc.	13,580	920,317
Maximus, Inc.	3,300	92,103
Metal Management, Inc.	13,953	383,428
MoneyGram International, Inc.	17,624	602,917
Monro Muffler, Inc.	900	34,137
MPS Group, Inc.(a)	131,669	2,007,952
Omnicell, Inc.(a)	20,004	374,675

	Number of Shares	Market Value
On Assignment, Inc.(a)	14,879	$168,877
PeopleSupport, Inc.(a)	12,600	246,834
Per-Se Technologies, Inc.(a)	10,135	248,105
PharmaNet Development Group, Inc.(a)	7,700	143,990
Phase Forward, Inc.(a)	16,718	232,046
PHH Corp.(a)	23,111	637,864
Pre-Paid Legal Services, Inc.(b)	300	12,735
Quanta Services, Inc.(a) (b)	68,130	1,246,779
Regeneron Pharmaceuticals, Inc.(a)	7,700	154,385
Regis Corp.	27,082	1,016,929
Rent-A-Center, Inc.(a) (b)	73,718	2,120,130
Republic Services, Inc.	2,746	112,613
Ryder System, Inc.	12,251	645,015
Saic Inc.(a)	42,100	842,000
Service Corp. International	22,500	205,200
Sitel Corp.(a)	18,366	78,974
Sotheby's(b)	40,097	1,523,686
Spherion Corp.(a)	50,008	362,558
The Standard Register Co.	8,700	117,711
Stanley, Inc.(a)	600	10,452
Startek, Inc.	8,003	109,161
Steiner Leisure Ltd.(a)	15,501	707,466
Stewart Enterprises, Inc. Cl. A	40,617	251,013
Strayer Education, Inc.(b)	7,640	864,237
Team, Inc.(a) (b)	5,700	181,887
TeleTech Holdings, Inc.(a) (b)	39,649	769,587
The Geo Group, Inc.(a)	8,928	339,264
United Rentals, Inc.(a) (b)	30,183	715,035
Universal Compression Holdings, Inc.(a)	13,199	795,372
Vertrue, Inc.(a) (b)	4,400	197,868
Viad Corp.	26,393	975,221
Volt Information Sciences, Inc.(a)	17,490	690,855
Waste Connections, Inc.(a)	7,958	323,811
Waste Industries USA, Inc.	2,100	60,522
Watson Wyatt Worldwide, Inc.	31,193	1,408,364
Wind River Systems, Inc.(a) (b)	18,900	207,522
Wright Express Corp.(a)	1,000	27,370
		52,071,577
Communications — 1.6%
Andrew Corp.(a)	5,100	47,226
Arris Group, Inc.(a)	68,400	916,560

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Avaya, Inc.(a)	70,500	$903,105
CalAmp Corp.(a)	6,305	41,928
Carrier Access Corp.(a)	15,381	96,285
C-COR, Inc.(a)	5,800	57,942
Citizens Communications Co.	49,152	720,568
Comtech Telecommunications(a)	6,900	245,985
CT Communications, Inc.	10,541	245,711
Cubic Corp.	3,900	81,549
Ditech Networks, Inc.(a)	29,200	230,388
Harmonic, Inc.(a)	35,000	283,850
InterDigital Communications Corp.(a) (b)	62,150	2,222,484
Inter-Tel, Inc.	1,300	26,897
Polycom, Inc.(a) (b)	78,596	2,153,530
Radyne Corp.(a)	2,300	23,230
Smith Micro Software Inc.(a)	4,100	69,741
Sonus Networks, Inc.(a)	115,000	601,450
Sycamore Networks, Inc.(a)	28,486	106,822
Tekelec(a) (b)	3,900	57,525
UTStarcom, Inc.(a) (b)	70,500	759,285
Viasat, Inc.(a)	14,003	380,041
		10,272,102
Computer & Other Data Processing Service — 0.1%
IHS, Inc. Cl. A(a)	12,900	445,953
Computer Integrated Systems Design — 1.8%
Adaptec, Inc.(a)	11,400	51,642
Ansoft Corp.(a)	29,039	774,180
Autodesk, Inc.(a)	2,000	73,500
Cadence Design Systems, Inc.(a)	45,517	812,934
Cogent, Inc.(a)	5,500	63,250
Computer Sciences Corp.(a)	13,700	724,045
Digital Insight Corp.(a)	36,998	1,138,798
Hypercom Corp.(a)	56,029	363,628
Integral Systems, Inc.	1,800	48,060
Jack Henry & Associates, Inc.	4,600	100,234
JDA Software Group, Inc.(a)	27,645	406,658
ManTech International Corp. Cl. A(a)	2,100	71,526
Mentor Graphics Corp.(a)	117,300	1,978,851
Parametric Technology Corp.(a)	3,000	58,620
Perot Systems Corp. Cl. A(a)	20,900	308,275

	Number of Shares	Market Value
Quality Systems, Inc.	7,900	$335,276
RadiSys Corp.(a)	22,177	406,504
SYKES Enterprises, Inc.(a)	53,957	1,094,788
SYNNEX Corp.(a)	10,700	240,215
Synopsys, Inc.(a)	40,406	909,539
Teradyne, Inc.(a) (b)	49,000	686,980
Websense, Inc.(a)	25,395	695,061
		11,342,564
Computer Maintenance & Repair — 0.0%
Electronics for Imaging, Inc.(a)	8,700	205,668
Computer Programming Services — 0.5%
Ceridian Corp.(a) (b)	30,987	730,364
Ciber, Inc.(a)	13,945	95,523
Covansys Corp.(a)	9,100	212,940
RealNetworks, Inc.(a)	115,477	1,267,937
Stellent, Inc.	6,400	71,488
VeriSign, Inc.(a)	36,700	758,956
		3,137,208
Computer Related Services — 0.5%
Acxiom Corp.	22,000	544,500
Checkpoint Systems, Inc.(a)	12,358	225,039
Commvault Systems, Inc.(a)	8,000	142,960
Digitas, Inc.(a)	28,200	297,792
EarthLink, Inc.(a)	185,676	1,303,446
eCollege.com, Inc.(a) (b)	8,399	145,303
Manhattan Associates, Inc.(a)	12,900	380,937
Sohu.com, Inc.(a)	12,800	292,352
		3,332,329
Computers & Information — 2.0%
Black Box Corp.	5,430	242,124
Cirrus Logic, Inc.(a)	54,433	384,297
Cognos, Inc.(a)	14,200	518,016
Cray, Inc.(a)	16,400	151,618
Diebold, Inc.	11,600	506,688
Emulex Corp.(a)	108,920	2,047,696
Extreme Networks, Inc.(a)	31,800	120,840
Foundry Networks, Inc.(a)	26,100	330,426
Global Imaging Systems, Inc.(a)	56,162	1,222,647
Komag, Inc.(a) (b)	40,102	1,533,901
Lexmark International, Inc.(a)	15,000	953,850
Micros Systems, Inc.(a)	26,288	1,305,988
ProQuest Co.(a)	3,200	40,928
Redback Networks, Inc.(a)	56,000	885,920
ScanSource, Inc.(a)	16,786	526,913

	Number of Shares	Market Value
Solectron Corp.(a)	169,495	$566,113
SRA International, Inc. Cl. A(a)	8,800	282,040
Tech Data Corp.(a)	27,171	1,069,179
VA Software Corp.(a) (b)	65,360	264,708
VeriFone Holdings, Inc.(a) (b)	6,600	192,786
		13,146,678
Containers — 0.4%
Bemis Co., Inc.	11,566	388,849
Chesapeake Corp.	2,500	38,775
Pactiv Corp.(a)	35,995	1,110,086
Silgan Holdings, Inc.	23,079	954,778
		2,492,488
Cosmetics & Personal Care — 0.0%
Chattem, Inc.(a) (b)	1,200	50,904
Elizabeth Arden, Inc.(a)	4,200	73,248
Inter Parfums, Inc.	300	5,889
Stepan Co.	4,400	138,424
		268,465
Data Processing & Preparation — 0.9%
Affiliated Computer Services, Inc. Cl. A(a) (b)	7,400	395,752
The BISYS Group, Inc.(a)	84,438	932,196
CSG Systems International, Inc.(a)	66,337	1,789,772
CyberSources Corp.(a)	6,700	68,675
Deluxe Corp.	14,700	333,249
Fiserv, Inc.(a)	15,300	755,820
HMS Holdings Corp.(a)	9,000	123,660
IMS Health, Inc.	2,000	55,700
Internap Network Services Corp.(a)	20,100	331,248
Kronos, Inc.(a)	4,200	142,380
NCR Corp.(a)	23,700	984,024
S1 Corp.(a)	11,999	59,275
Total System Services, Inc.(b)	3,800	91,504
		6,063,255
Education — 0.0%
Career Education Corp.(a)	12,300	274,044
Infocrossing, Inc.(a) (b)	2,500	31,575
		305,619
Electric Utilities — 1.2%
Allete, Inc.	688	31,029
Alliant Energy Corp.	18,422	706,484
Avista Corp.	74,300	1,912,482
Can Hydro Developers Inc.(a)	57,600	292,622

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
CenterPoint Energy, Inc.(b)	46,327	$717,142
Central Vermont Public Service Corp.	2,300	51,911
CH Energy Group, Inc.	9,493	493,826
Cleco Corp.	39,600	1,017,720
Idacorp, Inc.	34,109	1,344,918
OGE Energy Corp.	3,222	124,305
Otter Tail Corp.	600	17,964
Pike Electric Corp.(a)	3,300	60,885
UIL Holdings Corp.	17,776	706,596
Unisource Energy Corp.	4,000	142,320
		7,620,204
Electrical Equipment & Electronics — 8.4%
Acme Packet, Inc.(a)	8,800	151,360
Actel Corp.(a)	6,400	104,896
Acuity Brands, Inc.	47,184	2,337,495
Advanced Energy Industries, Inc.(a)	49,076	771,475
Agere Systems, Inc.(a)	55,710	945,956
Agilysys, Inc.	4,600	68,218
Altera Corp.(a)	49,800	918,312
Amkor Technology, Inc.(a) (b)	195,115	1,348,245
Analogic Corp.	2,800	156,268
Anaren, Inc.(a)	21,923	440,872
Applied Micro Circuits Corp.(a)	142,900	435,845
Atheros Communications, Inc.(a) (b)	49,900	1,084,327
Atmel Corp.(a)	167,054	960,560
Avanex Corp.(a)	28,000	44,520
AVX Corp.	28,740	452,942
Baldor Electric Co.	30,427	976,098
Barnes Group, Inc.	17,800	356,890
Bel Fuse, Inc. Cl. A	6,300	192,780
Belden CDT, Inc.	54,559	1,975,036
Benchmark Electronics, Inc.(a)	14,000	371,700
Cognex Corp.	2,500	57,575
Cohu, Inc.	3,400	67,252
Credence Systems Corp.(a)	27,300	87,906
CTS Corp.	20,813	293,880
Cymer, Inc.(a)	39,048	1,809,094
Daktronics, Inc.	37,934	899,415
Diodes, Inc.(a)	8,500	374,340
Dolby Laboratories, Inc. Cl. A(a)	6,800	134,572
DSP Group, Inc.(a)	7,500	162,900
EMS Technologies, Inc.(a)	10,752	196,224
Energizer Holdings, Inc.(a)	11,836	924,983
EnerSys(a)	9,000	158,670

	Number of Shares	Market Value
Exar Corp.(a)	9,300	$120,621
Fairchild Semiconductor International, Inc.(a)	27,100	436,581
FLIR Systems, Inc.(a) (b)	5,200	166,088
FormFactor, Inc.(a) (b)	6,800	259,624
Franklin Electric Co., Inc.	3,433	185,176
General Cable Corp.(a)	21,029	790,690
Genesis Microchip, Inc.(a) (b)	27,300	279,825
Genlyte Group, Inc.(a) (b)	9,578	739,996
Gerber Scientific, Inc.(a)	13,900	203,079
Graftech International Ltd.(a)	12,400	75,020
Greatbatch, Inc.(a)	11,000	247,390
Hittite Microwave Corp.(a)	15,000	514,350
Hubbell, Inc. Cl. B	12,004	594,438
Imation Corp.	17,316	792,553
Integrated Device Technology, Inc.(a)	29,500	467,575
Intersil Corp. Cl. A	29,000	680,050
Intevac, Inc.(a)	21,957	454,071
Itron, Inc.(a) (b)	23,277	1,267,200
Kemet Corp.(a)	7,117	52,310
KLA-Tencor Corp.	15,200	747,384
Lamson & Sessions Co. (The)(a) (b)	14,545	318,245
Lattice Semiconductor Corp.(a)	24,000	149,040
Lincoln Electric Holdings, Inc.	3,019	185,638
Littelfuse, Inc.(a)	26,669	903,012
LSI Industries, Inc.	12,427	223,065
LSI Logic Corp.(a) (b)	85,400	858,270
Mattson Technology, Inc.(a)	12,400	121,272
Merix Corp.(a) (b)	8,900	80,100
Methode Electronics, Inc.	6,800	75,276
Micrel, Inc.(a)	137,826	1,538,138
Microtune, Inc.(a)	22,071	113,445
MKS Instruments, Inc.(a)	38,222	827,506
Molex, Inc.	7,100	247,790
Monolithic Power Systems, Inc.(a)	993	9,970
National Semiconductor Corp.(b)	41,000	995,890
Newport Corp.(a)	32,448	701,526
Novellus Systems, Inc.(a)	26,000	718,900
Nvidia Corp.(a)	4,546	158,519
OmniVision Technologies, Inc.(a) (b)	108,660	1,784,197
ON Semiconductor Corp.(a) (b)	61,931	385,211
Oplink Communications, Inc.(a)	18,627	368,815

	Number of Shares	Market Value
Park Electrochemical Corp.	22,100	$678,912
Planar Systems, Inc.(a)	7,900	95,195
Plexus Corp.(a)	63,927	1,401,280
PLX Technology, Inc.(a)	1,700	21,097
Portalplayer, Inc.(a) (b)	13,800	166,014
QLogic Corp.(a)	29,200	600,936
Rogers Corp.(a)	24,911	1,743,023
Semtech Corp.(a)	1,700	22,151
Silicon Image, Inc.(a)	50,900	602,147
Silicon Storage Technology, Inc.(a)	18,100	75,839
Sirenza Microdevices, Inc.(a) (b)	16,907	123,928
Spectrum Brands, Inc.(a) (b)	11,800	114,696
Staktek Holdings, Inc.(a)	1,100	6,710
Supertex, Inc.(a) (b)	9,481	421,051
Synaptics, Inc.(a)	4,500	127,620
Technitrol, Inc.	15,200	383,344
Teledyne Technologies, Inc.(a)	28,800	1,201,536
Tessera Technologies, Inc.(a)	8,300	289,753
Thomas & Betts Corp.(a)	7,337	378,076
Transmeta Corp.(a)	48,100	56,758
Trident Microsystems, Inc.(a)	49,200	1,040,088
Triquint Semiconductor, Inc.(a)	86,428	388,926
TTM Technologies, Inc.(a)	40,906	497,008
Tyler Technologies, Inc.(a)	32,700	464,013
United Industrial Corp.(b)	8,030	361,430
Varian Semiconductor Equipment Associates, Inc.(a)	17,000	620,330
Veeco Intruments, Inc.(a)	32,368	604,958
Vicor Corp.	19,901	236,822
Vishay Intertechnology, Inc.(a)	47,700	643,473
Wesco International, Inc.(a)	5,600	365,512
Zoran Corp.(a)	96,097	1,337,670
		54,168,748
Energy — 4.8%
Alon USA Energy, Inc.	25,000	701,750
Ashland, Inc.	9,700	573,270
Atlas Energy Ltd.(a)	143,200	492,611
Basic Energy Services, Inc.(a)	9,800	239,512
Birchcliff Engery Ltd.(a)	17,900	70,622
Callon Petroleum Co.(a)	7,338	112,858

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Capital Engery Resources Ltd.(a)	28,700	$120,866
Cascade Natural Gas Corp.	3,240	83,398
Celtic Exploration Ltd.(a)	7,100	80,826
Cimarex Energy Co.	5,923	213,346
Comstock Resources, Inc.(a)	38,239	1,066,868
Cyries Engery, Inc.(a)	25,000	282,605
Delek US Holdings, Inc.(a)	5,700	106,191
Delphi Engery Corp.(a)	60,800	181,122
Duvernay Oil Corp.(a)	2,400	69,176
Dynegy, Inc. Cl. A(a)	53,100	322,848
Edge Petroleum Corp.(a)	11,433	208,195
Ensign Energy Services, Inc. CAD	37,500	605,772
The Exploration Co. of Delaware(a)	13,470	149,113
Frontier Oil Corp.	28,500	837,900
Galleon Energy, Inc. Cl. A CAD(a)	43,000	755,998
Giant Industries, Inc.(a)	900	72,882
Grey Wolf, Inc.(a) (b)	246,600	1,726,200
Headwaters, Inc.(a)	31,400	777,150
Highpine Oil & Gas Ltd.(a)	8,500	143,186
Holly Corp.	17,039	810,375
Horizon Offshore, Inc.(a)	2,200	37,972
Kereco Energy Ltd.(a)	26,418	228,367
The Laclede Group, Inc.	11,554	411,669
Meridian Resource Corp.(a)	4,300	14,448
Midnight Oil Exploration Ltd. CAD(a)	67,700	178,611
Mission Oil & Gas, Inc. CAD(a)	16,700	204,327
Nabors Industries Ltd.(a)	11,000	339,680
New Jersey Resources Corp.	24,000	1,244,640
Nicor, Inc.(b)	10,478	481,569
Northwest Natural Gas Co.	300	12,411
Oneok, Inc.	17,702	736,934
Paramount Resources Ltd. Cl. A CAD(a)	37,000	944,765
Parker Drilling Co.(a)	119,612	979,622
Penn Virginia Corp.	5,910	422,860
Peoples Energy Corp.	22,175	968,826
Petroquest Energy, Inc.(a)	13,005	147,997
Pogo Producing Co.	6,215	278,121
ProEx Energy Ltd. CAD(a)	9,000	108,520
Prospex Resources Ltd. CAD(a)	63,900	254,943
Real Resources, Inc. CAD(a)	8,100	132,786

	Number of Shares	Market Value
Resource America, Inc. Cl. A	2,800	$64,428
Savanna Energy Services Corp. CAD(a)	9,216	163,255
SEACOR Holdings, Inc.(a)	8,200	733,736
Sound Energy Trust CAD	23,300	138,614
Southwest Gas Corp.	10,557	378,785
St. Mary Land & Exploration Co.	13,700	510,873
Sunoco, Inc.	13,800	912,594
Sure Energy, Inc. CAD(a)	7,768	7,920
Swift Energy Co.(a) (b)	14,940	697,997
Tesoro Corp.	11,596	741,448
Tidewater, Inc.	17,971	893,698
Trican Well Service Ltd. CAD	27,800	485,557
TUSK Energy Corp. CAD(a)	71,600	217,104
UGI Corp.	13,400	355,100
Vaalco Energy, Inc.(a)	53,785	445,878
Veritas DGC, Inc.(a)	35,565	2,561,036
W&T Offshore, Inc.	8,700	293,799
West Energy Ltd. CAD(a)	28,700	147,584
Western Refining, Inc.	45,086	1,062,226
W-H Energy Services, Inc.(a)	21,742	1,018,178
		30,763,518
Entertainment & Leisure — 0.5%
Bally Technologies, Inc.(a)	12,900	256,065
Blockbuster, Inc. Cl. A(a) (b)	39,700	155,624
Dover Downs Gaming & Entertainment, Inc.	24,449	346,442
JAKKS Pacific, Inc.(a)	462	10,021
Live Nation, Inc.(a) (b)	17,600	374,176
Macrovision Corp.(a)	700	18,627
Multimedia Games, Inc.(a) (b)	15,609	146,568
Six Flags, Inc.(a) (b)	22,900	130,530
Speedway Motorsports, Inc.	2,400	90,408
Steinway Musical Instruments, Inc.(a)	6,073	180,125
Warner Music Group Corp.	5,400	140,022
WMS Industries, Inc.(a) (b)	22,400	791,392
World Wrestling Entertainment, Inc.	48,500	808,495
		3,448,495
Environmental Controls — 0.0%
Input/Output, Inc.(a) (b)	16,800	188,328

	Number of Shares	Market Value
Financial Services — 5.2%
Acadia Realty Trust REIT	4,600	$117,530
Accredited Home Lenders Holding Co.(a)	6,332	193,759
Aether Holdings, Inc.	8,900	60,253
Agree Realty Corp. REIT	6,513	228,346
Alexandria Real Estate Equities, Inc. REIT	6,200	618,140
AMB Property Corp.	3,100	181,071
American Home Mortgage Investment Corp. REIT	2,200	75,174
AmeriCredit Corp.(a) (b)	32,423	829,056
Ashford Hospitality Trust	6,600	85,008
Associated Estates Realty Corp. REIT	4,300	70,735
BioMed Realty Trust, Inc. REIT	14,200	457,666
Brandywine Realty Trust REIT	14,687	489,958
Calamos Asset Management, Inc. Cl. A	1,700	49,674
Camden Property Trust REIT	2,900	234,088
Capital Trust Cl. A REIT	1,300	57,863
CapitalSource, Inc.(b)	12,409	344,226
CBL & Associates Properties, Inc. REIT	11,390	498,085
CentraCore Properties Trust REIT	2,700	87,480
Cherokee, Inc.	5,340	213,653
Chittenden Corp.	800	23,592
Colonial Properties Trust REIT	11,104	559,531
Corporate Office Properties Trust REIT	7,700	367,983
Crescent Real Estate Equities Co. REIT	8,600	187,480
DiamondRock Hospitality Co. REIT	22,200	374,514
Digital Realty Trust, Inc. REIT	14,778	493,437
Doral Financial Corp.(b)	19,000	87,400
Duke Realty Corp. REIT	2,600	104,156
Eastgroup Properties REIT	5,600	298,088
Entertainment Properties Trust REIT	3,400	187,000
Equity Inns, Inc. REIT	24,601	412,805
Equity Lifestyle Properties, Inc. REIT	1,600	78,832
Equity One, Inc. REIT	15,711	394,660
Federal Realty Investment Trust REIT	4,200	336,630
FelCor Lodging Trust, Inc.	8,100	168,156

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
First Cash Financial Services, Inc.(a)	19,235	$415,668
First Industrial Realty Trust, Inc.	12,286	564,787
Franklin Street Properties Corp. REIT	1,100	22,605
Friedman, Billings, Ramsey Group, Inc. Cl. A(b)	4,100	31,283
Glimcher Realty Trust REIT	7,864	202,577
Gramercy Capital Corp. REIT	5,500	153,450
Greenhill & Co., Inc.(b)	10,810	734,431
Health Care REIT, Inc.(b)	6,400	264,192
Healthcare Realty Trust, Inc.	6,600	267,300
Highland Hospitality Corp. REIT	6,900	95,358
Highwoods Properties, Inc.	10,100	385,820
Home Properties, Inc.	5,900	372,703
Hospitalities Properties Trust	9,100	440,986
HRPT Properties Trust	5,900	70,210
Inland Real Estate Corp. REIT	5,700	106,533
Innkeepers USA Trust	10,431	178,892
Intercontinental Exchange, Inc.(a)	6,600	557,172
International Securities Exchange Holdings, Inc.(b)	40,600	2,084,810
Janus Capital Group, Inc.	33,611	674,909
Jefferies Group, Inc.	8,645	248,371
Kilroy Realty Corp.	4,500	338,985
Kite Realty Group Trust REIT	1,100	20,174
KKR Financial Corp. REIT	3,600	96,588
Knight Capital Group, Inc. Cl. A(a)	122,581	2,286,136
LaBranche & Co., Inc.(a) (b)	12,271	108,844
Lazard Ltd. Cl. A(b)	4,000	169,600
Lexington Corporate Properties Trust REIT(b)	11,859	252,597
Liberty Property Trust REIT	10,417	502,099
LTC Properties, Inc.	7,700	208,670
The Macerich Co. REIT(b)	1,700	136,595
Mack-Cali Realty Corp.(b)	6,200	327,980
Maguire Properties, Inc. REIT	11,200	478,912
Medallion Financial Corp.	5,169	61,770

	Number of Shares	Market Value
Mid-America Apartment Communities, Inc. REIT	8,892	$565,976
National Retail Properties, Inc. REIT	19,677	442,142
Nationwide Health Properties, Inc. REIT(b)	11,278	324,130
Ocwen Financial Corp.(a) (b)	70,900	1,109,585
Parkway Properties, Inc. REIT	1,000	49,340
Pennsylvania REIT	7,700	331,870
Piper Jaffray Cos.(a)	29,087	2,011,366
Post Properties, Inc. REIT	6,600	323,268
PS Business Parks, Inc. REIT	5,600	368,760
Ramco-Gershenson Properties Trust REIT	4,600	150,926
Raymond James Financial, Inc.	12,074	384,678
Realty Income Corp. REIT	4,600	121,440
Redwood Trust, Inc.	1,600	87,952
Regency Centers Corp.	3,200	230,912
Senior Housing Properties Trust	18,092	414,850
SL Green Realty Corp.(b)	2,400	290,520
Sovran Self Storage Inc. REIT	6,700	395,166
Spirit Finance Corp. REIT	26,600	316,806
Stifel Financial Corp.(a) (b)	4,477	160,948
Strategic Hotels & Resorts, Inc. REIT	33,299	708,270
Sunstone Hotel Investors Inc. REIT	15,200	447,792
SWS Group, Inc.	15,864	440,861
Tanger Factory Outlet Centers, Inc. REIT	12,825	478,372
United Dominion Realty Trust, Inc.	10,300	333,411
U-Store-It Trust REIT	6,700	147,132
Ventas, Inc.	9,913	386,409
Washington REIT(b)	6,100	257,115
Weingarten Realty Investors REIT	6,700	311,550
Winston Hotels, Inc. REIT	3,200	38,720
		33,457,303
Food Retailers — 0.4%
Arden Group, Inc. Cl. A	1,682	234,168
Ingles Markets, Inc. Cl. A	4,340	123,430
The Pantry, Inc.(a) (b)	34,935	1,906,752
		2,264,350

	Number of Shares	Market Value
Foods — 1.1%
Chiquita Brands International, Inc.	24,800	$339,760
Corn Products International, Inc.	9,500	343,805
Dean Foods Co.(a)	17,335	726,163
Del Monte Foods Co.	25,896	279,418
Flowers Foods, Inc.	41,294	1,121,958
Gold Kist, Inc.(a)	1,800	35,658
J&J Snack Foods Corp.	9,747	325,647
McCormick & Co., Inc.	2,300	86,020
Nash Finch Co.(b)	2,400	62,280
Performance Food Group Co.(a) (b)	30,402	883,786
Premium Standard Farms, Inc.	13,329	256,450
Ralcorp Holdings, Inc.(a)	1,700	84,065
Seaboard Corp.(b)	537	758,244
Sensient Technologies Corp.	43,788	1,009,313
Smart & Final, Inc.(a)	11,400	205,314
Spartan Stores, Inc.	14,034	290,223
TreeHouse Foods, Inc.(a)	3,200	81,152
Wild Oats Markets, Inc.(a) (b)	21,553	387,523
		7,276,779
Forest Products & Paper — 1.3%
American Woodmark Corp.(b)	12,215	451,833
BlueLinx Holdings, Inc.	19,200	206,016
Bowater, Inc.(b)	30,700	641,937
Buckeye Technologies, Inc.(a)	3,900	40,521
Building Materials Holding Corp.(b)	31,700	826,102
Caraustar Industries, Inc.(a)	5,900	63,897
Deltic Timber Corp.	2,257	114,904
Graphic Packaging Corp.(a)	8,000	31,200
Greif, Inc. Cl. A	21,837	2,046,345
Neenah Paper, Inc.	6,700	246,761
Packaging Corp. of America	27,055	621,453
Rock-Tenn Co. Cl. A	17,409	359,322
Schweitzer-Mauduit International, Inc.	1,900	43,814
Sonoco Products Co.	11,212	397,802
United Stationers, Inc.(a)	18,960	905,340
Universal Forest Products, Inc.	27,514	1,248,585
		8,245,832

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Health — 0.0%
LHC Group, Inc.(a)	1,600	$39,392
Healthcare — 1.7%
Apria Healthcare Group, Inc.(a)	8,900	207,281
Bio-Reference Labs, Inc.(a)	7,100	167,773
CorVel Corp.(a)	400	17,300
Coventry Health Care, Inc.(a)	17,500	821,625
Cross Country Healthcare, Inc.(a)	16,864	326,487
Genesis HealthCare Corp.(a) (b)	19,400	939,542
Healthways, Inc.(a) (b)	27,294	1,155,901
Humana, Inc.(a)	14,427	865,620
IDEXX Laboratories, Inc.(a)	6,480	539,201
Kindred Healthcare, Inc.(a)	29,200	788,400
Laboratory Corp. of America Holdings(a) (b)	15,100	1,034,199
LCA-Vision, Inc.(b)	14,491	509,069
Lincare Holdings, Inc.(a)	4,800	161,088
Manor Care, Inc.	14,049	674,211
Medcath Corp.(a)	6,700	177,483
National Healthcare Corp.	2,190	121,435
Odyssey Healthcare, Inc.(a) (b)	19,127	253,433
Pediatrix Medical Group, Inc.(a)	20,059	901,251
Res-Care, Inc.(a)	11,530	222,990
Sierra Health Services, Inc.(a)	23,929	819,329
Sunrise Senior Living, Inc.(a)	599	18,695
Universal Health Services, Inc. Cl. B	9,800	518,910
		11,241,223
Heavy Construction — 0.1%
AMREP Corp.	2,400	171,840
Perini Corp.(a)	7,800	192,816
Sterling Construction Co., Inc.(a)	5,027	105,215
		469,871
Heavy Machinery — 1.7%
Ampco-Pittsburgh Corp.	11,003	365,300
Applied Industrial Technologies, Inc.	59,972	1,723,595
Astec Industries, Inc.(a)	15,656	499,270
Bucyrus International, Inc. Cl. A	39,049	1,636,153

	Number of Shares	Market Value
Cascade Corp.	4,500	$230,400
Columbus McKinnon Corp.(a)	1,700	37,417
Flow International Corp.(a) (b)	30,898	363,978
Intermec, Inc.(a)	4,000	90,400
Leader Energy Services Ltd. CAD(a)	86,000	182,995
Lindsay Manufacturing Co.	1,751	57,590
Lufkin Industries, Inc.	11,596	699,703
Matrix Service Co.(a) (b)	23,038	331,056
Middleby Corp.(a)	1,214	109,394
NACCO Industries, Inc. Cl. A	9,999	1,505,849
NATCO Group, Inc. Cl. A(a)	13,605	450,870
Pason Systems, Inc. CAD	19,300	247,431
RBC Bearings, Inc.(a)	3,768	102,414
Technicoil Corp. CAD(a)	92,800	126,706
The Manitowoc Co., Inc.	11,900	653,072
The Toro Co.	40,083	1,729,982
		11,143,575
Home Construction, Furnishings & Appliances — 1.4%
DTS, Inc.(a)	4,100	87,699
Ethan Allen Interiors, Inc.(b)	50,100	1,784,562
Furniture Brands International, Inc.(b)	62,003	1,153,256
Hillenbrand Industries, Inc.	5,800	340,344
Hooker Furniture Corp.	800	11,312
Kimball International, Inc. Cl. B	16,800	417,480
La-Z-Boy, Inc.(b)	58,890	721,402
Leggett & Platt, Inc.	18,600	434,310
Meritage Homes Corp.(a) (b)	11,800	540,204
Miller (Herman), Inc.	1,500	51,420
National Presto Industries, Inc.	400	24,492
Select Comfort Corp.(a) (b)	58,207	1,244,466
Stanley Furniture Co., Inc.	13,335	294,837
Steelcase, Inc. Cl. A	31,037	514,283
Tempur-Pedic International, Inc.(a) (b)	69,400	1,369,956
Williams Scotsman International, Inc.(a)	4,100	96,473
		9,086,496

	Number of Shares	Market Value
Household Products — 0.2%
Snap-on, Inc.	18,699	$879,414
WD-40 Co.	6,748	229,364
		1,108,778
Industrial – Diversified — 0.6%
Ameron International Corp.	6,741	493,778
Blyth, Inc.	11,400	272,688
Eaton Corp.	11,000	796,730
Nordson Corp.	36,182	1,666,181
SPX Corp.	14,781	850,203
		4,079,580
Information Retrieval Services — 0.8%
Acacia Research - Acacia Technologies(a)	13,589	173,667
Avocent Corp.(a)	22,300	818,633
Digital River, Inc.(a)	18,999	1,099,092
Gartner Group, Inc. Cl. A(a)	58,010	1,078,986
InfoSpace, Inc.(a)	24,800	501,208
infoUSA, Inc.	23,247	255,485
Intergraph Corp.(a)	18,628	813,857
Knot (The), Inc.(a) (b)	10,700	256,479
NIC, Inc.(a)	7,700	37,191
		5,034,598
Insurance — 5.7%
Affirmative Insurance Holdings, Inc.	4,200	69,762
Ambac Financial Group, Inc.	10,800	901,692
American Equity Investment Life Holding Co.(b)	17,400	222,024
American Physicians Capital, Inc.(a)	8,687	475,266
AMERIGROUP Corp.(a)	65,947	1,975,772
AmerUs Group Co.	14,043	961,665
Arch Capital Group Ltd.(a)	7,743	497,797
Argonaut Group, Inc.(a)	30,250	1,028,802
Assurant, Inc.(b)	14,800	779,368
W.R. Berkley Corp.	12,700	468,122
Bristol West Holdings, Inc.	19,525	271,788
Centene Corp.(a) (b)	14,700	346,773
CNA Financial Corp.(a)	4,000	149,800
CNA Surety Corp.(a)	15,689	319,114
The Commerce Group, Inc.	9,299	275,250
Covanta Holding Corp.(a)	30,200	613,966
Delphi Financial Group, Inc. Cl. A	33,984	1,333,872
Direct General Corp.	17,742	234,017
Donegal Group, Inc. Cl. A	10,457	212,382

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Ehealth, Inc.(a) (b)	400	$8,848
EMC Insurance Group, Inc.	6,530	200,275
FBL Financial Group, Inc. Cl. A	3,100	109,585
Fidelity National Title Group, Inc. Cl. A	6,400	140,864
First Mercury Financial Corp.(a)	8,900	184,230
FPIC Insurance Group, Inc.(a)	10,198	364,477
Fremont General Corp.	26,400	383,592
Great American Financial Resources, Inc.	2,200	50,842
The Hanover Insurance Group, Inc.	17,300	784,555
Harleysville Group, Inc.	22,621	816,166
HCC Insurance Holdings, Inc.	2,400	80,784
Healthspring, Inc.(a)	9,600	193,344
Hilb, Rogal & Hobbs Co.	3,100	123,752
Horace Mann Educators Corp.	36,972	744,616
Independence Holding Co.	200	4,752
Infinity Property & Casualty Corp.	31,135	1,339,428
IPC Holdings Ltd.	7,600	228,304
Landamerica Financial Group, Inc.(b)	19,924	1,257,005
MBIA, Inc.(b)	14,200	880,684
Meadowbrook Insurance Group, Inc.(a)	14,900	179,545
MGIC Investment Corp.	11,600	681,616
The Midland Co.	2,700	126,198
Molina Healthcare, Inc.(a)	20,635	809,511
National Western Life Insurance Co. Cl. A	600	143,910
Nationwide Financial Services, Inc. Cl. A	8,800	448,096
Odyssey Re Holdings Corp.(b)	3,272	115,992
Ohio Casualty Corp.	55,407	1,519,814
Old Republic International Corp.	26,013	586,073
PartnerRe Ltd.	3,700	258,704
The Phoenix Companies, Inc.	98,093	1,553,793
The PMI Group, Inc.	16,919	721,595
Presidential Life Corp.	9,391	221,628
Protective Life Corp.	4,487	198,550
Radian Group, Inc.	13,310	709,423
Reinsurance Group of America, Inc.	3,900	219,960

	Number of Shares	Market Value
RenaissanceRe Holdings Ltd.	7,500	$408,000
Republic Cos. Group, Inc.	35,348	705,193
RLI Corp.	14,090	763,819
Safeco Corp.	10,300	599,357
Safety Insurance Group, Inc.	18,354	917,884
SeaBright Insurance Holdings(a)	7,630	125,208
Selective Insurance Group	25,522	1,410,090
State Auto Financial Corp.	17,700	568,701
Stewart Information Services	1,300	48,178
Torchmark Corp.	5,400	333,072
Tower Group, Inc.	11,079	391,643
Transatlantic Holdings, Inc.	200	12,188
Triad Guaranty, Inc.(a) (b)	8,800	453,288
United America Indemnity Ltd. Cl. A(a)	6,362	146,072
Universal American Financial Corp.(a)	4,300	79,937
USI Holdings Corp.(a)	17,584	280,113
WellCare Health Plans, Inc.(a)	8,676	509,715
Zenith National Insurance Corp.	28,638	1,332,240
		36,612,441
Internet Content — 0.3%
BEA Systems, Inc.(a) (b)	75,047	1,221,015
TheStreet.Com, Inc.	25,166	229,011
Travelzoo, Inc.(a) (b)	10,181	331,595
		1,781,621
Internet Software — 0.3%
Chordiant Software, Inc.(a)	5,063	15,948
WebEx Communications, Inc.(a) (b)	36,600	1,407,270
webMethods, Inc.(a)	58,508	439,980
		1,863,198
Lodging — 0.3%
Choice Hotels International, Inc.	6,440	269,965
Great Wolf Resorts, Inc.(a)	1,400	18,424
LaSalle Hotel Properties	4,500	190,125
Marcus Corp.	2,446	61,126
Monarch Casino & Resort, Inc.(a)	12,382	274,633
Vail Resorts, Inc.(a) (b)	32,835	1,269,073
		2,083,346

	Number of Shares	Market Value
Machinery & Components — 2.0%
AGCO Corp.(a)	28,048	$750,284
Asyst Technologies, Inc.(a)	49,868	370,519
Briggs & Stratton Corp.	22,874	583,058
Chicago Bridge & Iron Co. NV	4,000	98,240
Cummins, Inc.(b)	8,175	1,038,061
Flowserve Corp.(a)	4,631	245,443
Gardner Denver, Inc.(a)	17,400	591,426
Graco, Inc.	2,859	116,533
Insituform Technologies, Inc. Cl. A(a)	10,842	253,378
Kadant, Inc.(a)	5,900	161,070
Kaydon Corp.	46,908	1,960,754
Kulicke & Soffa Industries, Inc.(a)	49,523	444,717
Lone Star Technologies, Inc.(a)	39,185	1,891,852
Regal-Beloit Corp.	13,800	682,410
Robbins & Myers, Inc.	13,100	504,219
Tennant Co.	14,036	388,095
Valmont Industries, Inc.	31,193	1,740,569
Woodward Governor Co.	23,187	828,008
		12,648,636
Manufacturing — 0.1%
AptarGroup, Inc.	1,288	70,724
EnPro Industries, Inc.(a)	1,800	57,600
Sauer-Danfoss, Inc.	19,887	527,403
Terex Corp.(a)	4,300	222,568
Tredegar Corp.	1,000	17,440
		895,735
Medical Supplies — 3.0%
Abaxis, Inc.(a) (b)	13,847	277,771
Advanced Medical Optics, Inc.(a) (b)	2,800	114,380
Applera Corp. - Applied Biosystems Group	33,407	1,246,081
Bio-Rad Laboratories, Inc. Cl. A(a)	6,657	488,757
Biosite, Inc.(a)	2,500	114,825
Bruker BioSciences Corp.(a)	13,500	107,460
Candela Corp.(a)	19,454	275,274
CNS, Inc.	13,200	489,060
Dade Behring Holdings, Inc.	12,200	444,446
Datascope Corp.	3,100	111,197
Dentsply International, Inc.	5,500	172,040
Depomed, Inc.(a) (b)	11,625	50,452
Dionex Corp.(a)	1,100	59,840
DJO, Inc.(a)	18,035	725,548

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Edwards Lifesciences Corp.(a)	17,740	$761,578
Henry Schein, Inc.(a)	2,991	148,623
ICU Medical, Inc.(a)	9,413	397,699
II-VI, Inc.(a)	6,020	147,370
Illumina, Inc.(a)	19,200	844,032
Immucor, Inc.(a)	47,016	1,294,350
Integra LifeSciences Holdings Corp.(a) (b)	15,619	576,810
Invacare Corp.	7,100	154,993
LTX Corp.(a)	74,045	345,790
Medical Action Industries, Inc.(a)	500	13,285
Mentor Corp.(b)	10,300	482,040
Mettler-Toledo International, Inc.(a)	7,192	493,731
MTS Systems Corp.	23,053	767,434
Neurometrix, Inc.(a) (b)	7,400	120,546
Owens & Minor, Inc.	8,900	280,439
Oyo Geospace Corp.(a)	1,700	96,764
Palomar Medical Technologies, Inc.(a) (b)	28,853	1,358,688
PSS World Medical, Inc.(a) (b)	45,799	921,476
Rofin-Sinar Technologies, Inc.(a)	28,449	1,751,889
Tektronix, Inc.	4,500	136,665
Thermo Electron Corp.(a)	21,100	904,557
Varian, Inc.(a)	33,900	1,589,571
Ventana Medical Systems, Inc.(a)	4,170	168,426
Vital Images, Inc.(a)	7,719	239,598
Waters Corp.(a)	3,000	149,400
Zoll Medical Corp.(a)	11,800	456,660
Zygo Corp.(a)	21,761	376,901
		19,656,446
Metals & Mining — 4.9%
AK Steel Holding Corp.(a)	147,690	2,205,012
Aleris International, Inc.(a)	25,884	1,333,285
Amerigo Resources Ltd.	86,000	160,121
Brush Engineered Materials, Inc.(a)	10,655	358,647
Carpenter Technology	8,419	900,749
Castle (A.M.) & Co.	13,644	456,255
Century Aluminum Co.(a)	27,262	1,061,037
Chaparral Steel Co.	55,476	2,307,247
Circor International, Inc.	2,891	95,316
Cleveland-Cliffs, Inc.(b)	31,800	1,344,822
Commercial Metals Co.	14,300	380,523
CommScope, Inc.(a) (b)	67,433	2,151,787
Crane Co.	15,258	594,147
Dynamic Materials Corp.	8,841	285,034

	Number of Shares	Market Value
Dynatec Corp. CAD(a)	41,600	$68,602
Encore Wire Corp.(a) (b)	9,547	256,623
Foundation Coal Holdings, Inc.	37,338	1,370,678
Gibraltar Industries, Inc.	25,266	533,365
Inment Mining Corp.	11,800	585,344
Insteel Industries, Inc.	17,352	311,295
Jacuzzi Brands, Inc.(a)	2,600	32,214
Ladish Co., Inc.(a)	667	20,824
LionOre Mining International Ltd. CAD(a)	35,800	300,582
Mueller Industries, Inc.	45,997	1,686,710
NCI Building Systems, Inc.(a) (b)	5,600	335,160
NS Group, Inc.(a)	25,825	1,687,922
Olympic Steel, Inc.	12,449	307,366
Oregon Steel Mills, Inc.(a)	40,400	2,197,760
Quanex Corp.	54,911	1,840,068
RTI International Metals, Inc.(a) (b)	300	18,396
Ryerson, Inc.(b)	40,759	982,292
Schnitzer Steel Industries, Inc. Cl. A	30,908	1,080,544
Shiloh Industries, Inc.(a)	4,647	68,961
Steel Dynamics, Inc.	17,992	1,081,499
Steel Technologies, Inc.	6,600	126,654
Sun Hydraulics Corp.	3,300	70,884
Superior Essex, Inc.(a)	17,596	659,674
United States Steel Corp.	13,935	942,006
Wheeling- Pittsburgh Corp.(a)	8,606	170,141
Worthington Industries, Inc.(b)	55,756	963,464
		31,333,010
Miscellaneous — 0.0%
Reddy Ice Holdings, Inc.	2,900	69,600
Pharmaceuticals — 2.0%
Alexion Pharmaceuticals, Inc.(a)	2,000	74,720
Alnylam Pharmaceuticals, Inc.(a)	4,100	80,852
Alpharma, Inc. Cl. A(b)	33,041	729,215
AmerisourceBergen Corp.	20,800	981,760
Array Biopharma, Inc.(a)	1,500	14,730
Bare Escentuals, Inc.(a) (b)	4,800	147,024
Bradley Pharmaceuticals, Inc.(a) (b)	14,800	257,520
Connetics Corp.(a)	11,100	189,144
Digene Corp.(a) (b)	3,592	166,777
Endo Pharmaceuticals Holdings, Inc.(a)	25,323	722,718

	Number of Shares	Market Value
Enzon Pharmaceuticals, Inc.(a)	13,200	$112,992
Hi-Tech Pharmacal Co., Inc.(a)	1,686	25,425
Indevus Pharmacuticals, Inc.(a)	4,000	27,320
Isis Pharmaceuticals, Inc.(a)	24,200	207,636
King Pharmaceuticals, Inc.(a) (b)	40,890	684,090
KOS Pharmaceuticals, Inc.(a)	2,500	124,375
Mannatech, Inc.(b)	12,324	193,487
Medicis Pharmaceutical Corp. Cl. A(b)	20,200	707,808
Meridian Bioscience, Inc.	8,191	188,803
Molecular Devices Corp.(a)	11,604	233,705
Mylan Laboratories, Inc.	19,400	397,700
NBTY, Inc.(a)	45,549	1,267,173
Noven Pharmaceuticals, Inc.(a)	15,400	342,034
Nuvelo, Inc.(a)	2,000	36,880
OSI Pharmaceuticals, Inc.(a) (b)	2,600	99,528
Pain Therapeutics, Inc.(a) (b)	39,344	328,916
PAREXEL International Corp.(a)	15,600	461,760
Perrigo Co.	35,600	636,884
PetMed Express, Inc.(a)	2,900	36,250
QLT, Inc.(a) (b)	9,600	81,600
Quidel Corp.(a)	11,000	170,720
Savient Pharmaceuticals, Inc.(a)	17,026	129,568
Sciele Pharma, Inc.(a) (b)	20,500	447,105
United Therapeutics Corp.(a)	1,500	89,775
USANA Health Sciences, Inc.(a) (b)	5,700	256,044
ViroPharma, Inc.(a)	56,400	751,812
Warner Chilcott, Ltd. Cl. A(a) (b)	15,600	205,920
Watson Pharmaceutical, Inc.(a)	15,900	427,869
West Pharmaceutical Services, Inc.	19,100	802,964
		12,840,603
Photography Equipment/Supplies — 0.1%
Eastman Kodak Co.	19,500	475,800
Sonic Solutions, Inc.(a) (b)	4,800	77,472
		553,272

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Prepackaged Software — 4.3%
Actuate Corp.(a)	39,586	$206,639
Advent Software, Inc.(a) (b)	33,633	1,245,094
Altiris, Inc.(a)	22,445	505,237
Art Technology Group, Inc.(a)	57,200	143,000
Aspen Technology, Inc.(a) (b)	66,780	669,136
Blackbaud, Inc.	59,500	1,487,500
BMC Software, Inc.(a)	41,236	1,249,863
Brocade Communications Systems, Inc.(a) (b)	301,500	2,445,165
Cogent Communications Group, Inc.(a)	17,100	242,136
Compuware Corp.(a)	91,000	731,640
Dendrite International, Inc.(a)	6,800	71,060
DST Systems, Inc.(a)	4,900	302,771
Emdeon Corp.(a) (b)	69,700	812,005
Fair Isaac Corp.	27,674	1,013,699
Hyperion Solutions Corp.(a)	17,200	643,280
i2 Technologies, Inc.(a) (b)	8,400	169,764
Informatica Corp.(a)	9,217	114,199
Interactive Intelligence, Inc.(a)	15,500	275,900
Interwoven, Inc.(a)	32,555	414,100
Intuit, Inc.(a)	12,400	437,720
Keane, Inc.(a)	23,900	277,001
Kenexa Corp.(a)	7,200	231,336
Lawson Software, Inc.(a)	154,600	1,178,052
Magma Design Automation, Inc.(a)	2,000	18,620
Mapinfo Corp.(a)	10,000	134,300
McAfee, Inc.(a)	28,700	830,291
MicroStrategy, Inc. Cl. A(a) (b)	17,268	2,060,936
MSC.Software Corp.(a)	6,596	88,716
Open Solutions, Inc.(a)	8,174	305,462
Open Text Corp.(a) (b)	24,130	436,270
Opnet Technologies, Inc.(a)	4,100	59,942
Packeteer, Inc.(a)	18,346	205,659
Progress Software Corp.(a)	1,700	48,943
Quest Software, Inc.(a) (b)	54,700	805,731
Red Hat, Inc.(a) (b)	7,800	127,764
SonicWALL, Inc.(a)	67,765	711,532
SPSS, Inc.(a) (b)	15,899	439,925
Sybase, Inc.(a)	37,900	922,865
TIBCO Software, Inc.(a)	235,800	2,181,150

	Number of Shares	Market Value
Transaction Systems Architects, Inc. Cl. A(a)	40,703	$1,372,098
Ultimate Software Group, Inc.(a)	13,000	321,620
United Online, Inc.	122,347	1,654,131
Verint Systems, Inc.(a)	5,500	180,070
Vignette Corp.(a)	13,678	222,951
		27,995,273
Real Estate — 0.4%
CB Richard Ellis Group, Inc. Cl. A(a)	13,310	399,699
Jones Lang Lasalle, Inc.	4,514	415,288
Kimco Realty Corp.	879	39,039
Stratus Properties, Inc.(a)	200	6,350
Trammell Crow Co.(a)	38,000	1,852,500
		2,712,876
Restaurants — 2.1%
AFC Enterprises, Inc.(a) (b)	18,473	301,110
Benihana, Inc. Cl. A(a)	600	19,128
Bob Evans Farms, Inc.	45,577	1,545,516
Brinker International, Inc.	11,810	548,338
Buffalo Wild Wings, Inc.(a)	7,845	405,586
CBRL Group, Inc.	29,384	1,290,251
CKE Restaurants, Inc.	39,171	765,401
Darden Restaurants, Inc.	7,814	327,407
Denny's Corp.(a)	41,350	175,737
Domino's Pizza, Inc.(b)	51,235	1,392,567
IHOP Corp.	25,091	1,308,997
Jack in the Box, Inc.(a)	43,471	2,439,158
Krispy Kreme Doughnuts, Inc.(a) (b)	10,300	110,725
Lone Star Steakhouse & Saloon, Inc.	717	19,574
Luby's, Inc.(a)	20,950	209,709
McCormick & Schmick's Seafood Restaurants, Inc.(a)	16,427	431,866
O'Charley's, Inc.(a)	11,242	223,603
Papa John's International, Inc.(a) (b)	36,278	1,331,403
RARE Hospitality International, Inc.(a)	16,131	508,288
Ruth's Chris Steak House(a)	6,800	133,892
Ryan's Restaurant Group, Inc.(a)	11,162	180,936
		13,669,192
Retail — 3.3%
99 Cents Only Stores(a)	300	3,597
AutoZone, Inc.(a)	6,500	728,000

	Number of Shares	Market Value
Barnes & Noble, Inc.	26,500	$1,094,715
Big Lots, Inc.(a) (b)	104,323	2,199,129
Blue Nile, Inc.(a) (b)	5,800	221,618
Books-A-Million, Inc.	7,600	151,924
Casey's General Stores, Inc.	38,307	929,711
Cash America International, Inc.	42,269	1,746,978
Circuit City Stores, Inc.	26,839	724,116
Conn's, Inc.(a) (b)	4,500	108,090
CSK Auto Corp.(a)	18,900	294,840
Dick's Sporting Goods, Inc.(a)	10,100	502,576
Dillards, Inc. Cl. A(b)	24,495	739,014
Dollar Tree Stores, Inc.(a)	35,028	1,089,021
Ezcorp, Inc. Cl. A(a)	11,100	501,387
Family Dollar Stores, Inc.	26,845	790,585
Genesco, Inc.(a)	8,927	335,387
Haverty Furniture Companies, Inc.(b)	17,600	278,080
Hibbett Sporting Goods, Inc.(a)	525	15,351
Insight Enterprises, Inc.(a)	40,032	860,288
Knoll, Inc.	30,464	603,187
Longs Drug Stores Corp.	33,117	1,425,356
Marvel Entertainment, Inc.(a) (b)	44,908	1,138,418
Men's Wearhouse, Inc.	48,461	1,931,171
OfficeMax, Inc.	20,887	993,803
Priceline.com, Inc.(a) (b)	400	16,116
RadioShack Corp.(b)	34,600	617,264
Retail Ventures, Inc.(a) (b)	16,702	285,938
Rite Aid Corp.(a)	54,900	256,932
Stage Stores, Inc.	27,689	897,400
Stamps.com, Inc.(a)	9,599	154,064
		21,634,056
Retail – Grocery — 0.0%
Weis Markets, Inc.	5,537	224,802
Telephone Utilities — 1.6%
ADTRAN, Inc.	25,900	599,326
Alaska Communications Systems Group, Inc.	39,474	568,031
Amdocs Ltd.(a)	12,900	500,004
Brightpoint, Inc.(a)	79,223	958,598
Cbeyond, Inc.(a) (b)	21,200	643,208
CenturyTel, Inc.	26,019	1,047,005
Cincinnati Bell, Inc.(a)	222,791	1,044,890
Commonwealth Telephone Enterprises, Inc.	1,000	41,860
Consolidated Communications Holdings, Inc.	9,000	165,600
Dobson Communications Corp. Cl. A(a)	5,700	44,232

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Embarq Corp.	15,900	$768,765
Fairpoint Communications, Inc.	26,218	472,448
General Communication, Inc. Cl. A(a)	22,269	291,947
Iowa Telecommunications Services, Inc.	17,000	338,980
j2 Global Communications, Inc.(a) (b)	60,235	1,652,848
Lightbridge, Inc.(a)	22,053	254,933
Mastec, Inc.(a)	4,700	51,465
North Pittsburgh Systems, Inc.	6,929	182,648
Optium Corp.(a)	3,700	74,925
Savvis, Inc.(a) (b)	9,839	305,894
USA Mobility, Inc.	6,700	170,046
		10,177,653
Tobacco — 0.2%
Loews Corp. - Carolina Group	8,786	508,007
UST, Inc.(b)	16,500	883,740
		1,391,747
Toys, Games — 0.3%
Hasbro, Inc.	28,700	743,904
K2, Inc.(a)	23,000	314,180
Mattel, Inc.	29,400	665,322
RC2 Corp.(a)	700	31,626
		1,755,032
Transportation — 2.7%
American Commercial Lines, Inc.(a) (b)	14,200	910,930
Arkansas Best Corp.	29,537	1,210,426
Celadon Group, Inc.(a)	13,754	258,025
EGL, Inc.(a)	28,654	973,949
Emergency Medical Services, LP(a)	1,000	18,200
Freightcar America, Inc.(b)	8,800	467,896
General Maritime Corp.	29,722	1,086,042
Genesee & Wyoming, Inc. Cl. A(a)	9,800	275,282
Gulfmark Offshore, Inc.(a)	700	24,171
Heartland Express, Inc.	21,504	351,160
Horizon Lines, Inc. Cl. A	9,600	224,160
Hub Group, Inc. Cl. A(a)	69,443	1,886,072
Kansas City Southern(a) (b)	10,600	300,934
Kirby Corp.(a)	5,973	209,234
Laidlaw International, Inc.	30,425	882,629
OMI Corp.(b)	51,459	1,148,565
Overseas Shipholding Group, Inc.	13,300	831,915

	Number of Shares	Market Value
P.A.M. Transportation Services, Inc.(a)	4,000	$101,280
Pacer International, Inc.	54,100	1,660,329
Saia, Inc.(a)	14,761	395,595
Skyline Corp.	2,000	78,980
Swift Transportation Co., Inc.(a)	59,557	1,497,859
Teekay Shipping Corp.	3,400	139,774
Trico Marine Services, Inc.(a)	11,687	398,527
U.S. Xpress Enterprises, Inc. Cl. A(a)	5,812	114,729
Universal Truckload Services, Inc.(a)	1,800	46,836
Wabtec Corp.	58,039	1,821,844
		17,315,343
Travel — 0.1%
Sabre Holdings Corp. Cl. A	20,400	518,568
Water Companies — 0.0%
Pico Holdings, Inc.(a)	1,800	58,194
TOTAL EQUITIES (Cost $593,601,355)		638,369,112
MUTUAL FUND — 0.5%
Financial Services
iShares Russell 2000 Index Fund(b)	44,000	3,351,480
TOTAL MUTUAL FUND (Cost $3,324,011)		3,351,480
TOTAL LONG TERM INVESTMENTS (Cost $596,925,366)		641,720,592
	Principal Amount
SHORT-TERM INVESTMENTS — 18.1%
Cash Equivalents — 17.4%(d)
Abbey National PLC Eurodollar Time Deposit 5.270% 11/16/2006	$5,054,627	5,054,627
Abbey National PLC Eurodollar Time Deposit 5.280% 12/01/2006	2,990,654	2,990,654
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	1,053,047	1,053,047
American Beacon Funds Money Market Fund(c)	1,984,508	1,984,508

	Principal Amount	Market Value
ANZ Banking Group Ltd Eurodollar Time Deposit 5.280% 12/19/2006	$2,106,094	$2,106,094
Banco Santander Central Hispano S.A. 5.275% 11/14/2006	1,053,047	1,053,047
BancoBilbao Vizcaya Argentaria S.A. Time Deposit 5.310% 01/03/2007	4,001,580	4,001,580
Bank of America 5.270% 11/10/2006	2,106,094	2,106,094
Bank of America 5.300% 11/20/2006	631,828	631,828
Bank of America 5.310% 03/08/2007	2,106,094	2,106,094
Bank of Montreal Eurodollar Time Deposit 5.280% 12/04/2006	4,001,580	4,001,580
Bank of Nova Scotia Eurodollar Time Deposit 5.270% 11/13/2006	842,438	842,438
Barclays Eurodollar Time Deposit 5.300% 11/03/2006	842,438	842,438
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	2,106,094	2,106,094
Barclays Eurodollar Time Deposit 5.305% 11/21/2006	3,159,142	3,159,142
BGI Institutional Money Market Fund(c)	3,159,142	3,159,142
BNP Paribas Eurodollar Time Deposit 5.280% 12/12/2006	2,316,704	2,316,704
BNP Paribas Eurodollar Time Deposit 5.280% 12/15/2006	3,159,142	3,159,142
Calyon Eurodollar Term 5.280% 12/01/2006	2,106,094	2,106,094
Calyon Eurodollar Time Deposit 5.250% 11/06/2006	3,159,142	3,159,142
Calyon Eurodollar Time Deposit 5.310% 11/01/2006	4,212,189	4,212,189
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.280% 11/29/2006	3,032,776	3,032,776
Dreyfus Cash Management Plus Money Market Fund(c)	677,535	677,535

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Federal Home Loan Bank Agency Discount Note 5.145% 01/03/2007	$352,746	$352,746
Federal Home Loan Bank Agency Discount Note 5.150% 12/27/2006	549,591	549,591
First Tennesse National Corporation Eurodollar Time Deposit 5.290% 12/18/2006	2,106,094	2,106,094
Fortis Bank Eurodollar Time Deposit 5.300% 11/20/2006	2,527,313	2,527,313
Fortis Bank Eurodollar Time Deposit 5.260% 11/07/2006	3,580,361	3,580,361
Fortis Bank Eurodollar Time Deposit 5.260% 11/09/2006	1,263,657	1,263,657
Freddie Mac Agency Discount Note 5.138% 12/22/2006	290,923	290,923
General Electric Capital Corp. Commercial Paper 5.285% 11/03/2006	3,131,499	3,131,499
General Electric Capital Corporation Domestic Fixed CP 5.265% 11/22/2006	2,106,094	2,106,094
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	2,137,189	2,137,189
Harris NA Eurodollar Time Deposit 5.280% 11/22/2006	3,159,142	3,159,142
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	2,948,532	2,948,532
National Australia Bank Eurodollar Time Deposit 5.290% 11/01/2006	4,873,503	4,873,503
Royal Bank of Canada Eurodollar Time Deposit 5.300% 11/17/2006	4,212,189	4,212,189
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	1,684,876	1,684,876
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.300% 11/20/2006	1,895,485	1,895,485

	Principal Amount	Market Value
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 12/11/2006	$1,895,485	$1,895,485
Societe Generale Eurodollar Time Deposit 5.270% 11/02/2006	4,212,189	4,212,189
Societe Generale Eurodollar Time Deposit 5.280% 11/01/2006	842,438	842,438
Societe Generale Eurodollar Time Deposit 5.280% 12/04/2006	3,159,142	3,159,142
Standard Chartered Bank Eurodollar Term 5.280% 11/30/2006	2,106,094	2,106,094
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 11/01/2006	3,662,442	3,662,442
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 12/11/2006	1,053,047	1,053,047
UBS AG Eurodollar Time Deposit 5.300% 01/04/2007	2,527,313	2,527,313
		112,139,333
Repurchase Agreement — 0.7%
Investors Bank & Trust Company Repurchase Agreement, dated 10/31/2006, 3.60%, due 11/01/2006(e)	4,539,386	4,539,386
TOTAL SHORT-TERM INVESTMENTS (Cost $116,678,719)		116,678,719
TOTAL INVESTMENTS — 117.4% (Cost $713,604,085)(f)		758,399,311
Other Assets/ (Liabilities) — (17.4%)		(112,473,397)
NET ASSETS — 100.0%		$645,925,914

Notes to Portfolio of Investments

ADR - American Depository Receipt

CAD - Canadian Dollar

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of 4,539,840. Collateralized by a U.S. Government Agency oligation, with a rate of 4.389%, maturity date of 12/01/2032 and an aggregate market value, including accrued interest, of 4,766,355.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments

October 31, 2006

	Number of Shares	Market Value
EQUITIES — 97.6%
COMMON STOCK — 97.0%
Advertising — 0.8%
Getty Images, Inc.(a) (b)	49,400	$2,139,514
WPP Group PLC	292,470	3,722,168
		5,861,682
Aerospace & Defense — 4.1%
Boeing Co.	59,700	4,767,642
Empresa Brasileira de Aeronautica SA ADR (Brazil)(b)	173,300	7,214,479
European Aeronautic Defense and Space Co.(b)	259,320	6,975,718
Lockheed Martin Corp.	48,300	4,198,719
Northrop Grumman Corp.	53,800	3,571,782
Raytheon Co.	88,900	4,440,555
		31,168,895
Apparel, Textiles & Shoes — 2.7%
Burberry Group PLC	280,530	2,968,067
Coach, Inc.(a)	106,600	4,225,624
Hennes & Mauritz AB Cl. B	309,200	13,238,500
		20,432,191
Automotive & Parts — 1.9%
Bayerische Motoren Werke AG	132,150	7,540,702
Toyota Motor Corp.	121,130	7,084,811
		14,625,513
Banking, Savings & Loans — 7.2%
Credit Saison Co., Ltd.	87,120	3,106,682
Credit Suisse Group	156,074	9,350,601
Experian Ltd.(a)	139,721	1,528,699
HSBC Holdings PLC	431,692	8,139,396
ICICI Bank, Ltd., Sponsored ADR (India)	68,800	2,418,320
JP Morgan Chase & Co.	126,100	5,982,184
Northern Trust Corp.	125,700	7,381,104
Resona Holdings, Inc.(b)	1,105	3,312,615
Royal Bank of Scotland Group PLC	335,098	11,863,921
Sumitomo Mitsui Financial Group, Inc.	160	1,731,727
		54,815,249
Beverages — 2.2%
Cia de Bebidas das Americas, ADR	101,400	4,427,124

	Number of Shares	Market Value
Diageo PLC	229,107	$4,212,657
Fomento Economico Mexicano SA de CV	518,900	5,015,680
Grupo Modelo SA Cl. C	716,800	3,458,304
		17,113,765
Broadcasting, Publishing & Printing — 2.6%
Grupo Televisa SA Sponsored ADR (Mexico)	350,400	8,647,872
Pearson PLC	226,550	3,320,191
Singapore Press Holdings, Ltd.	651,800	1,742,656
ZEE Telefilms Ltd.(a)	936,902	6,272,594
		19,983,313
Chemicals — 0.4%
Arkema(a) (b)	28,063	1,362,107
Syngenta AG(a)	10,150	1,627,627
		2,989,734
Commercial Services — 2.5%
Affymetrix, Inc.(a) (b)	69,800	1,779,900
Avis Budget Group, Inc.	28,690	567,775
eBay, Inc.(a)	384,500	12,353,985
Quest Diagnostics	75,500	3,755,370
Secom Company Ltd.	11,000	545,223
		19,002,253
Communications — 8.8%
KDDI Corp.	1,139	7,007,501
Qualcomm, Inc.	46,200	1,681,218
Sirius Satellite Radio, Inc.(a) (b)	1,510,776	5,786,272
SK Telecom Co., Ltd. ADR (South Korea)(b)	284,400	6,848,352
Tandberg ASA(b)	230,700	2,650,972
Telefonaktiebolaget LM Ericsson Cl. B	7,649,500	28,819,682
Vodafone Group PLC	5,572,386	14,242,260
		67,036,257
Computer & Other Data Processing Service — 1.4%
SAP AG(b)	41,344	8,167,415
Square Enix Co., Ltd.(b)	116,400	2,877,254
		11,044,669
Computer Related Services — 1.4%
Infosys Technologies Ltd.	232,100	10,782,575
Computers & Information — 1.5%
Canon, Inc.	57,250	3,017,880

	Number of Shares	Market Value
Cisco Systems, Inc.(a)	133,000	$3,209,290
International Game Technology	119,200	5,067,192
		11,294,362
Cosmetics & Personal Care — 2.5%
Avon Products, Inc.	108,100	3,287,321
Hindustan Lever Ltd.	848,200	4,391,547
Reckitt Benckiser PLC	272,266	11,764,007
		19,442,875
Data Processing & Preparation — 1.2%
Automatic Data Processing, Inc.	187,700	9,279,888
Electrical Equipment & Electronics — 10.6%
Advanced Micro Devices, Inc.(a)	431,700	9,182,259
Altera Corp.(a)	250,500	4,619,220
Benq Corp.(a)	2,480,000	1,230,556
Cree, Inc.(a) (b)	123,800	2,722,362
Emerson Electric Co.	57,100	4,819,240
Fanuc Ltd.	22,600	1,942,102
International Rectifier Corp.(a)	76,100	2,737,317
Keyence Corp.	15,220	3,335,785
Koninklijke Philips Electronics NV(a)	248,000	8,602,885
Linear Technology Corp.	77,100	2,399,352
Maxim Integrated Products, Inc.	177,100	5,314,771
MediaTek, Inc.	510,400	4,949,643
Murata Manufacturing Co., Ltd.	102,010	7,022,362
Samsung Electronics Co., Ltd.	8,118	5,258,336
Sony Corp.	205,200	8,351,323
Taiwan Semiconductor Manufacturing Co., Ltd.	2,292,750	4,192,474
Xilinx, Inc.(b)	167,400	4,270,374
		80,950,361
Electronics — 0.4%
Kyocera Corp.	35,200	3,112,683
Energy — 5.5%
BP PLC, Sponsored ADR (United Kingdom)	92,100	6,179,910
Chevron Corp.	74,600	5,013,120
Fortum Oyj	175,300	4,786,917
GlobalSantaFe Corp.	118,000	6,124,200
Husky Energy, Inc.	131,000	8,306,694
Neste Oil Oyj	19,525	615,348

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Total SA(b)	47,990	$3,246,979
Transocean, Inc.(a)	109,600	7,950,384
		42,223,552
Entertainment & Leisure — 0.7%
The Walt Disney Co.	161,400	5,077,644
Financial Services — 4.1%
3i Group PLC	170,391	3,099,297
Berkshire Hathaway, Inc. Cl. B(a) (b)	1,310	4,604,650
Investor AB Cl. B	199,729	4,448,971
Macquarie Airports	308,577	758,673
Morgan Stanley	126,900	9,698,967
Societe Generale Cl. A(b)	53,792	8,861,290
		31,471,848
Food Retailers — 0.4%
Starbucks Corp.(a)	74,800	2,823,700
Foods — 1.8%
Cadbury Schweppes PLC	732,587	7,323,331
Tesco PLC	825,160	6,153,590
		13,476,921
Healthcare — 0.3%
Express Scripts, Inc.(a)	39,100	2,491,452
Healthcare/Drugs — 0.3%
Novo Nordisk A/S Cl. B	30,100	2,258,006
Heavy Construction — 1.0%
Technip SA	125,870	7,565,829
Heavy Machinery — 0.3%
Nidec Corp.	29,500	2,221,828
Household Products — 1.0%
Corning, Inc.(a)	366,700	7,491,681
Industrial – Diversified — 2.5%
3M Co.	97,100	7,655,364
Hutchison Whampoa, Ltd.	296,440	2,627,151
Siemens AG	101,106	9,035,408
		19,317,923
Information Retrieval Services — 1.0%
Juniper Networks, Inc.(a) (b)	384,200	6,615,924
Yahoo!, Inc.(a)	53,800	1,417,092
		8,033,016
Insurance — 4.0%
ACE Ltd.	83,700	4,791,825
Allianz AG	49,269	9,075,005
Everest Re Group Ltd.	22,900	2,271,222
Manulife Financial Corp.(b)	120,900	3,912,448

	Number of Shares	Market Value
Prudential PLC	547,202	$6,661,769
XL Capital Ltd. Cl. A	55,500	3,915,525
		30,627,794
Medical Supplies — 2.8%
Biomet, Inc.	119,800	4,533,232
Boston Scientific Corp.(a)	308,463	4,907,646
Hoya Corp.	118,200	4,503,702
Medtronic, Inc.	55,300	2,692,004
Nicox SA(a)	35,260	611,243
Smith & Nephew PLC	402,854	3,911,318
		21,159,145
Miscellaneous — 1.2%
LVMH Moet Hennessy Louis Vuitton SA	92,540	9,580,972
Pharmaceuticals — 7.9%
Amgen, Inc.(a)	79,800	6,057,618
Atherogenics, Inc.(a) (b)	116,300	1,511,900
Chugai Pharmaceutical Co., Ltd.(b)	137,700	2,794,249
Conor Medsystems, Inc.(a) (b)	43,800	1,075,728
Genentech, Inc.(a)	39,700	3,307,010
Gilead Sciences, Inc.(a)	91,800	6,325,020
Johnson & Johnson	30,400	2,048,960
Nektar Therapeutics(a) (b)	44,000	634,920
Novartis AG	72,635	4,379,133
Nuvelo, Inc.(a)	41,600	767,104
Roche Holding AG	56,084	9,740,524
Sanofi-Aventis	132,890	11,221,779
Shionogi & Co., Ltd.	262,800	5,207,833
Theravance, Inc.(a)	58,600	1,843,556
Wyeth	66,200	3,378,186
		60,293,520
Prepackaged Software — 4.3%
Adobe Systems, Inc.(a)	247,100	9,451,575
Intuit, Inc.(a) (b)	202,200	7,137,660
Microsoft Corp.	482,500	13,852,575
Novell, Inc.(a)	394,300	2,365,800
		32,807,610
Real Estate — 0.2%
Realogy Corp.(a) (b)	75,925	1,957,347
Retail — 1.9%
Home Retail Group(a)	124,375	945,719
Tiffany & Co.	162,800	5,815,216
Wal-Mart Stores, Inc.	156,500	7,712,320
		14,473,255
Retail – General — 1.4%
Bulgari SpA	278,100	3,860,684

	Number of Shares	Market Value
Inditex SA	139,600	$6,632,562
		10,493,246
Toys, Games — 0.5%
Nintendo Co., Ltd.	17,900	3,619,049
Transportation — 1.7%
Carnival Corp.(b)	207,700	10,139,914
Hyundai Heavy Industries Co., Ltd.	19,259	2,816,852
		12,956,766
TOTAL COMMON STOCK (Cost $618,896,087)		741,358,369
PREFERRED STOCK — 0.6%
Automotive & Parts Porsche AG	4,141	4,795,239
TOTAL PREFERRED STOCK (Cost $2,638,884)		4,795,239
TOTAL EQUITIES (Cost $621,534,971)		746,153,608
	Principal Amount
SHORT-TERM INVESTMENTS — 11.2%
Cash Equivalents — 8.9%(d)
Abbey National PLC Eurodollar Time Deposit 5.270% 11/16/2006	$3,042,720	3,042,720
Abbey National PLC Eurodollar Time Deposit 5.280% 12/01/2006	1,800,280	1,800,280
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	633,901	633,901
American Beacon Money Market Fund(c)	1,194,612	1,194,612
ANZ Banking Group Ltd. Eurodollar Time Deposit 5.280% 12/19/2006	1,267,803	1,267,803
Banco Santander Central Hispano SA Commercial Paper 5.275% 11/14/2006	633,901	633,901
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	2,408,825	2,408,825
Bank of America 5.270% 11/10/2006	1,267,803	1,267,803
Bank of America 5.300% 11/20/2006	380,341	380,341

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of America 5.310% 03/08/2007	$1,267,803	$1,267,803
Bank of Montreal Eurodollar Time Deposit 5.280% 12/04/2006	2,408,825	2,408,825
Bank of Nova Scotia Eurodollar Time Deposit 5.270% 11/13/2006	507,121	507,121
Barclays Eurodollar Time Deposit 5.300% 11/03/2006	507,121	507,121
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	1,267,803	1,267,803
Barclays Eurodollar Time Deposit 5.305% 11/21/2006	1,901,704	1,901,704
BGI Institutional Money Market Fund(c)	1,901,704	1,901,704
BNP Paribas Eurodollar Time Deposit 5.280% 12/12/2006	1,394,583	1,394,583
BNP Paribas Eurodollar Time Deposit 5.280% 12/15/2006	1,901,704	1,901,704
Calyon Eurodollar Time Deposit 5.250% 11/06/2006	1,901,704	1,901,704
Calyon Eurodollar Time Deposit 5.280% 12/01/2006	1,267,803	1,267,803
Calyon Eurodollar Time Deposit 5.310% 11/01/2006	2,535,605	2,535,605
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.280% 11/29/2006	1,825,636	1,825,636
Dreyfus Cash Management Plus Money Market Fund(c)	407,855	407,855
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	212,342	212,342
Federal Home Loan Bank Discount Note 5.150% 12/27/2006	330,836	330,836
First Tennessee National Corporation Eurodollar Time Deposit 5.290% 12/18/2006	1,267,803	1,267,803
Fortis Bank Eurodollar Time Deposit 5.260% 11/07/2006	2,155,264	2,155,264

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 5.260% 11/09/2006	$760,682	$760,682
Fortis Bank Eurodollar Time Deposit 5.300% 11/20/2006	1,521,363	1,521,363
Freddie Mac Discount Note 5.138% 12/22/2006	175,126	175,126
General Electric Capital Corp. Commercial Paper 5.265% 11/22/2006	1,267,803	1,267,803
General Electric Capital Corp. Commercial Paper 5.285% 11/03/2006	1,885,064	1,885,064
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	1,286,520	1,286,520
Harris NA Eurodollar Time Deposit 5.280% 11/22/2006	1,901,704	1,901,704
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	1,774,924	1,774,924
National Australia Bank Eurodollar Time Deposit 5.290% 11/01/2006	2,933,695	2,933,695
Royal Bank of Canada Eurodollar Time Deposit 5.300% 11/17/2006	2,535,605	2,535,605
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	1,014,242	1,014,242
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 12/11/2006	1,141,022	1,141,022
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.300% 11/20/2006	1,141,022	1,141,022
Societe Generale Eurodollar Time Deposit 5.270% 11/02/2006	2,535,605	2,535,605
Societe Generale Eurodollar Time Deposit 5.280% 11/01/2006	507,121	507,121
Societe Generale Eurodollar Time Deposit 5.280% 12/04/2006	1,901,704	1,901,704
Standard Chartered Bank Eurodollar Time Deposit 5.280% 11/30/2006	1,267,803	1,267,803

	Principal Amount	Market Value
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 11/01/2006	$2,204,674	$2,204,674
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 12/11/2006	633,901	633,901
UBS AG Eurodollar Term 5.300% 01/04/2007	1,521,363	1,521,363
		67,504,345
Repurchase Agreement — 2.3%
Investors Bank & Trust Company Repurchase Agreement, dated 10/31/2006, 3.60%, due 11/01/2006(e)	17,787,142	17,787,143
TOTAL SHORT-TERM INVESTMENTS (Cost $85,291,488)		85,291,488
TOTAL INVESTMENTS — 108.8% (Cost $706,826,459)(f)		831,445,096
Other Assets/ (Liabilities) — (8.8%)		(67,132,856)
NET ASSETS — 100.0%		$764,312,240

Notes to Portfolio of Investments

ADR - American Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $17,788,921. Collateralized by a U.S. Government Agency obligation with a rate of 5.92%, maturity date of 12/15/2032, and an aggregate market value, including accrued interest, of $18,676,500.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

Country Weightings Over 10%
(% of Net Assets) on 10/31/06

% of Fund
United States	36.1%
United Kingdom	12.4%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments

October 31, 2006

	Number of Shares	Market Value
EQUITIES — 99.2%
COMMON STOCK — 98.3%
Aerospace & Defense — 1.4%
Embraer-Empresa Bras de Aeronautica	1,423,819	$14,718,427
Air Transportation — 1.1%
Easy Jet PLC(a)	1,162,993	11,606,255
Apparel, Textiles & Shoes — 2.9%
Burberry Group PLC	64,293	680,234
Hennes & Mauritz AB Cl. B	242,400	10,378,436
Next PLC	301,640	10,746,956
Puma AG Rudolf Dassler Sport	26,960	9,495,136
		31,300,762
Automotive & Parts — 4.8%
Bayerische Motoren Werke AG	189,268	10,799,952
Continental AG	208,403	23,171,462
Honda Motor Co. Ltd.	214,126	7,499,796
Toyota Motor Corp.	183,200	10,715,243
		52,186,453
Banking, Savings & Loans — 8.3%
Anglo Irish Bank Corp. PLC	1,101,626	19,582,152
Commerzbank AG	145,536	5,132,210
Credit Suisse Group	75,499	4,523,246
Experian Ltd.(a)	298,548	3,266,439
ICICI Bank, Ltd., Sponsored ADR (India)(b)	315,175	11,078,401
Joyo Bank Ltd.	1,022,000	5,886,342
Mitsubishi Tokyo Financial Group, Inc., JPY	1,450	18,240,439
Royal Bank of Scotland Group PLC	414,669	14,681,079
UniCredito Italiano SpA(b)	635,700	5,227,553
UniCredito Italiano SpA(a)	342,185	2,829,404
		90,447,265
Beverages — 2.1%
Carlsberg AS Cl. B	71,900	6,141,049
Foster's Group Ltd.	418,803	2,066,967
Heineken NV(a)	109,000	4,910,220
Pernod-Ricard SA	46,870	9,325,566
		22,443,802

	Number of Shares	Market Value
Broadcasting, Publishing & Printing — 3.9%
British Sky Broadcasting Group PLC	457,844	$4,706,308
Gestevision Telecinco SA(b)	78,846	2,058,839
Grupo Televisa SA Sponsored ADR (Mexico)	349,200	8,618,266
Mediaset SpA	497,500	5,543,257
Publishing & Broadcasting	160,693	2,388,508
Societe Television Francaise 1(b)	107,090	3,614,178
Vivendi SA	214,810	8,080,918
ZEE Telefilms Ltd.(a)	1,065,102	7,130,898
		42,141,172
Building Materials & Construction — 0.7%
Sika AG(a)	5,972	7,728,251
Chemicals — 1.2%
Filtrona PLC	839,942	4,313,229
Nufarm Ltd.	434,941	3,275,210
Syngenta AG(a)	31,422	5,038,747
		12,627,186
Commercial Services — 5.4%
ABB Ltd.	1,760,150	25,951,870
Boskalis Westminster	80,919	5,869,960
BTG PLC(a)	1,380,381	3,472,448
Bunzl PLC	634,803	8,321,547
Leighton Holdings Ltd.	246,448	4,006,373
Prosegur, Compania de Seguridad SA	285,829	8,504,456
Randstad Holdings NV	46,256	2,895,397
		59,022,051
Communications — 5.3%
KDDI Corp.	1,047	6,441,487
Nokia Oyj(b)	209,900	4,147,826
SK Telecom Co., Ltd. ADR (South Korea)(b)	78,956	1,901,260
Tandberg ASA(b)	1,086,500	12,484,961
Telefonaktiebolaget LM Ericsson Cl. B	6,801,100	25,623,314
Vodafone Group PLC	2,726,750	6,969,202
		57,568,050
Computer & Data Processing Services — 0.4%
Sage Group PLC (The)	1,079,190	4,908,111
Computer & Other Data Processing Service — 1.3%
Autonomy Corp. PLC(a)	910,810	8,287,655

	Number of Shares	Market Value
Business Objects SA(a) (b)	72,680	$2,671,115
Square Enix Co., Ltd.(b)	122,300	3,023,094
		13,981,864
Computer Related Services — 1.2%
Infosys Technologies Ltd.	277,618	12,897,186
Computers & Information — 2.1%
Canon, Inc.	230,800	12,166,405
Logitech International(a) (b)	411,998	10,798,983
		22,965,388
Consumer Services — 2.0%
Capita Group PLC	2,096,742	21,402,509
Cosmetics & Personal Care — 0.8%
L'Oreal SA	87,090	8,405,180
Electric Utilities — 0.5%
Ceres Power Holdings PLC(a)	1,095,920	5,025,241
Electrical Equipment & Electronics — 4.2%
ASM International NV(b)	255,800	4,691,372
Benq Corp.(a)	6,643,000	3,296,204
Keyence Corp.	26,709	5,853,843
Koninklijke Philips Electronics NV(a)	136,200	4,724,649
Nippon Electric Glass Co., Ltd.	161,000	3,412,641
Omron Corp.	201,721	5,133,796
Samsung Electronics Co., Ltd.	6,503	4,212,239
Sony Corp.	143,600	5,844,298
Ushio, Inc.	387,000	7,933,966
		45,103,008
Energy — 3.5%
BG Group PLC	560,550	7,398,975
BP PLC, Sponsored ADR (United Kingdom)	127,300	8,541,830
Fortum Oyj	244,600	6,679,291
Neste Oil Oyj	80,975	2,551,999
Total SA(b)	182,840	12,370,863
		37,542,958
Entertainment & Leisure — 0.7%
News Corp., Inc. CDI	95,297	2,067,131
William Hill PLC	476,720	5,873,564
		7,940,695
Financial Services — 5.9%
3i Group PLC	419,151	7,624,072

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Collins Stewart Holdings PLC	1,199,071	$19,487,365
Housing Development Finance Corp.	174,400	5,654,018
Marschollek Lautenschlaeger und Partner AG(b)	127,284	2,447,926
Mediobanca SpA	212,000	4,893,208
Societe Generale Cl. A(b)	65,574	10,802,269
UBS AG Registered	169,899	10,069,926
United Internet AG Registered	224,155	3,414,199
		64,392,983
Food Retailers — 0.3%
Morrison (WM) Supermarkets	639,120	3,121,853
Foods — 1.0%
Cadbury Schweppes PLC	383,083	3,829,502
Nestle SA	13,581	4,607,751
Royal Numico NV(b)	58,532	2,601,283
		11,038,536
Healthcare/Drugs — 0.3%
Astellas Pharma, Inc.	69,070	3,070,334
Heavy Construction — 2.0%
Technip SA(b)	291,780	17,538,394
Vinci SA	41,500	4,644,675
		22,183,069
Heavy Machinery — 2.5%
Alstom(a)	87,110	7,977,329
Neomax Co. Ltd.(b)	347,276	6,296,521
Nidec Corp.	108,100	8,141,680
Takeuchi Manufacturing Co., Ltd.(b)	113,842	4,789,066
		27,204,596
Household Products — 0.8%
SEB SA(b)	71,963	9,258,330
Industrial – Diversified — 1.1%
Pheonix Meccano	6,377	2,646,551
Siemens AG	98,989	8,846,221
		11,492,772
Information Retrieval Services — 0.2%
Yahoo! Japan Corp.(b)	4,574	1,761,193
Insurance — 1.6%
Allianz AG	41,342	7,614,907
AMP Ltd.	688,421	4,998,466
Prudential PLC	392,251	4,775,358
		17,388,731

	Number of Shares	Market Value
Manufacturing — 1.8%
Aalberts Industries NV	251,278	$19,595,408
Medical Supplies — 10.2%
Art Advanced Physical Certificate(a)	948,700	353,271
Art Advanced Research Technologies, Inc.(a)	5,704,774	2,124,306
Cie Generale d'Optique Essilor International SA	72,940	7,603,904
Hoya Corp.	266,800	10,165,716
Luxottica Group SpA	355,500	10,975,794
NeuroSearch A/S(a) (b)	156,720	4,773,758
Nicox SA(a) (b)	867,739	15,042,519
Novogen Ltd.(a)	4,355,661	8,871,938
Ortivus AB, A Shares(a)	114,300	379,120
Ortivus AB, B Shares(a)	859,965	2,871,890
Phonak Holding AG Registered	82,921	5,257,791
Safilo SpA(a)	460,458	2,476,339
SkyePharma PLC(a)	2,559,557	1,179,131
Straumann Holding AG Registered	11,725	2,646,348
Synthes, Inc.	46,511	5,235,955
Terumo Corp.	180,600	7,230,664
William Demant Holding(a)	291,200	23,969,954
		111,158,398
Metals & Mining — 3.0%
Cia Vale do Rio Doce Sponsored ADR (Brazil)	514,700	11,179,284
Impala Platinum Holdings Ltd.	72,900	12,521,658
Rio Tinto PLC	166,225	9,127,396
		32,828,338
Pharmaceuticals — 3.4%
GlaxoSmithKline PLC	89,605	2,373,153
H. Lundbeck AS	61,700	1,444,972
Marshall Edwards, Inc.(a) (d)	278,300	896,126
Marshall Edwards, Inc.(a)	1,433,580	4,616,128
NeuroSearch A/S(a) (b)	78,360	2,401,246
Roche Holding AG	32,935	5,720,066
Sanofi-Aventis	92,693	7,827,379
Shionogi & Co., Ltd.	221,000	4,379,494
Takeda Pharmaceutical Co., Ltd.	97,100	6,161,459
Teva Pharmaceutical Sponsored ADR (Israel)	44,500	1,467,165
		37,287,188

	Number of Shares	Market Value
Real Estate — 2.8%
Daito Trust Construction Co., Ltd.	100,912	$5,264,536
Solidere GDR (Lebanon)(b) (c)	572,387	10,308,690
Sumitomo Realty & Development Co., Ltd.	464,000	15,160,609
		30,733,835
Retail — 3.4%
Compagnie Financiere Richemont AG, A Units	126,118	6,189,005
DSG International PLC	274,431	1,130,528
Ducati Motor Holding SpA(a)	2,798,700	2,981,407
Home Retail Group(a)	265,804	2,021,112
PPR SA(b)	35,420	5,250,912
The Swatch Group AG Cl. B	32,987	6,463,192
Wolseley PLC	478,560	11,234,379
Woolworths Ltd.	123,913	1,964,126
		37,234,661
Retail – General — 1.0%
Inditex SA	235,700	11,198,388
Toys, Games — 0.9%
Nintendo Co., Ltd.	45,900	9,280,131
Transportation — 2.2%
Carnival Corp.(b)	207,200	10,115,504
Hyundai Heavy Industries Co., Ltd.	60,211	8,806,558
Tsakos Energy Navigation Ltd.(b)	100,294	4,447,036
		23,369,098
TOTAL COMMON STOCK (Cost $724,306,524)		1,065,559,656
PREFERRED STOCK — 0.9%
Automotive & Parts — 0.3%
Porsche AG	2,493	2,886,871
Insurance — 0.6%
Ceres Group, Inc.(d)	66,772	434,018
Ceres Group, Inc., Series C(d)	930,048	6,045,312
Ceres Group, Inc., Series D(d)	29,700	193,050
		6,672,380
TOTAL PREFERRED STOCK (Cost $5,705,924)		9,559,251
TOTAL EQUITIES (Cost $730,012,448)		1,075,118,907

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
WARRANTS — 0.0%
Pharmaceuticals
Marshall Edwards, Inc. Warrants(a) (d)	97,405	$145,750
TOTAL WARRANTS (Cost $0)		145,750
TOTAL LONG TERM INVESTMENTS (Cost $730,012,448)		1,075,264,657
	Principal Amount
SHORT-TERM INVESTMENTS — 8.7%
Cash Equivalents — 7.9%(f)
Abbey National PLC Eurodollar Time Deposit 5.270% 11/16/2006	$3,859,730	3,859,730
Abbey National PLC Eurodollar Time Deposit 5.280% 12/01/2006	2,283,672	2,283,672
ABN Amro Bank NV Certificate of Deposit 5.305% 11/21/2006	804,110	804,110
American Beacon Money Market Fund(e)	1,515,376	1,515,376
ANZ Banking Group Ltd. Eurodollar Time Deposit 5.280% 12/19/2006	1,608,219	1,608,219
Banco Santander Central Hispano SA Commercial Paper 5.275% 11/14/2006	804,110	804,110
BancoBilbao Vizcaya Argentaria SA Eurodollar Time Deposit 5.310% 01/03/2007	3,055,617	3,055,617
Bank of America 5.270% 11/10/2006	1,608,219	1,608,219
Bank of America 5.300% 11/20/2006	482,466	482,466
Bank of America 5.310% 03/08/2007	1,608,219	1,608,219
Bank of Montreal Eurodollar Time Deposit 5.280% 12/04/2006	3,055,617	3,055,617
Bank of Nova Scotia Eurodollar Time Deposit 5.270% 11/13/2006	643,288	643,288
Barclays Eurodollar Time Deposit 5.300% 11/03/2006	643,288	643,288

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 5.300% 01/03/2007	$1,608,219	$1,608,219
Barclays Eurodollar Time Deposit 5.305% 11/21/2006	2,412,329	2,412,329
BGI Institutional Money Market Fund(e)	2,412,329	2,412,329
BNP Paribas Eurodollar Time Deposit 5.280% 12/12/2006	1,769,041	1,769,041
BNP Paribas Eurodollar Time Deposit 5.280% 12/15/2006	2,412,329	2,412,329
Calyon Eurodollar Time Deposit 5.250% 11/06/2006	2,412,329	2,412,329
Calyon Eurodollar Time Deposit 5.280% 12/01/2006	1,608,219	1,608,219
Calyon Eurodollar Time Deposit 5.310% 11/01/2006	3,216,439	3,216,439
Canadian Imperial Bank of Commerce Eurodollar Time Deposit 5.280% 11/29/2006	2,315,836	2,315,836
Dreyfus Cash Management Plus Money Market Fund(e)	517,368	517,368
Federal Home Loan Bank Discount Note 5.145% 01/03/2007	269,358	269,358
Federal Home Loan Bank Discount Note 5.150% 12/27/2006	419,669	419,669
First Tennessee National Corporation Eurodollar Time Deposit 5.290% 12/18/2006	1,608,219	1,608,219
Fortis Bank Eurodollar Time Deposit 5.260% 11/07/2006	2,733,973	2,733,973
Fortis Bank Eurodollar Time Deposit 5.260% 11/09/2006	964,932	964,932
Fortis Bank Eurodollar Time Deposit 5.300% 11/20/2006	1,929,863	1,929,863
Freddie Mac Discount Note 5.138% 12/22/2006	222,149	222,149
General Electric Capital Corp. Commercial Paper 5.265% 11/22/2006	1,608,219	1,608,219

	Principal Amount	Market Value
General Electric Capital Corp. Commercial Paper 5.285% 11/03/2006	$2,391,221	$2,391,221
Goldman Sachs Financial Square Prime Obligations Money Market Fund(e)	1,631,963	1,631,963
Harris NA Eurodollar Time Deposit 5.280% 11/22/2006	2,412,329	2,412,329
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 5.300% 01/08/2007	2,251,507	2,251,507
National Australia Bank Eurodollar Time Deposit 5.290% 11/01/2006	3,721,420	3,721,420
Royal Bank of Canada Eurodollar Time Deposit 5.300% 11/17/2006	3,216,439	3,216,439
Royal Bank of Scotland Eurodollar Time Deposit 5.310% 01/11/2007	1,286,576	1,286,576
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.290% 12/11/2006	1,447,397	1,447,397
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 5.300% 11/20/2006	1,447,397	1,447,397
Societe Generale Eurodollar Time Deposit 5.270% 11/02/2006	3,216,439	3,216,439
Societe Generale Eurodollar Time Deposit 5.280% 11/01/2006	643,288	643,288
Societe Generale Eurodollar Time Deposit 5.280% 12/04/2006	2,412,329	2,412,329
Standard Chartered Bank Eurodollar Time Deposit 5.280% 11/30/2006	1,608,219	1,608,219
Svenska Handlesbanken Eurodollar Time Deposit 5.300% 11/01/2006	2,796,650	2,796,650
Toronto Dominion Bank Eurodollar Time Deposit 5.300% 12/11/2006	804,110	804,110
UBS AG Eurodollar Term 5.300% 01/04/2007	1,929,863	1,929,863
		85,629,898

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Repurchase Agreement — 0.8%
Investors Bank & Trust Company Repurchase Agreement, dated 10/31/2006, 3.60%, due 11/01/2006(g)	$8,737,838	$8,737,838
TOTAL SHORT-TERM INVESTMENTS (Cost $94,367,736)		94,367,736
TOTAL INVESTMENTS — 107.9% (Cost $824,380,184)(h)		1,169,632,393
Other Assets/ (Liabilities) — (7.9%)		(85,774,413)
NET ASSETS — 100.0%		$1,083,857,980

Notes to Portfolio of Investments

ADR - American Depository Receipt

GDR - Global Depository Receipt

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities amounted to a value of $10,308,690 or 1.0% of net assets.

(d)  This security is valued in good faith under procedures established by the board of trustees.

(e)  Amount represents shares owned of the fund.

(f)  Represents investments of security lending collateral. (Note 2).

(g)  Maturity value of $8,738,712. Collateralized by a U.S Government Agency obligation with a rate of 5.820%, maturity date of 02/15/2033, and an aggregate market value, including accrued interest, of $9,174,730.

(h)  See Note 6 for aggregate cost for Federal tax purposes.

Country Weightings Over 10%
(% of Net Assets) on 10/31/06

% of Fund
United Kingdom	17.8%
Japan	16.1%
France	12.0%

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Portfolio of Investments

October 31, 2006

	Number of Shares	Market Value
EQUITIES — 98.1%
COMMON STOCK — 94.2%
Apparel, Textiles & Shoes — 1.9%
Ports Design Ltd.	220,000	$381,192
Banking, Savings & Loans — 23.8%
Banca Popolare Di Milano	26,940	395,691
Bank of Ireland (Great Britain)	6,458	129,153
Bank of Ireland (Ireland)	13,125	262,438
Credit Agricole SA	9,052	381,381
Danske Bank A/S	9,259	385,894
Industrial & Commercial Bank of China Cl. H(a)	165,000	73,808
Julius Baer Holding AG	3,687	386,296
Man Group Plc	42,362	391,211
Mitsubishi Tokyo Financial Group, Inc., JPY	30	377,388
Mizuho Financial Group, Inc.	49	376,724
Piraeus Bank SA	14,065	398,055
Royal Bank of Scotland Group PLC	10,935	387,146
Standard Chartered PLC	13,990	390,868
Sumitomo Mitsui Financial Group, Inc.	35	378,815
		4,714,868
Beverages — 2.1%
C&C Group PLC	24,737	408,125
Chemicals — 5.8%
Shin-Etsu Chemical Co. Ltd.	5,700	370,139
TGS Nopec Geophysical Co. ASA(a)	22,000	390,228
Xstrata PLC	9,268	393,012
		1,153,379
Commercial Services — 2.0%
SembCorp Industries Ltd.	169,000	394,791
Computer Software/Services — 2.2%
Software AG	6,211	425,127
Diversified Financial — 1.8%
Nomura Holdings, Inc. JPY	20,800	363,956
Electrical Equipment & Electronics — 2.0%
Rolls-Royce Group PLC(a)	44,024	391,908
Rolls-Royce Group PLC Cl. B	965,503	966
		392,874

	Number of Shares	Market Value
Electronics — 1.9%
Rohm Co. Ltd.	4,100	$373,580
Energy — 13.6%
BG Group PLC	29,492	389,279
Furgo NV	8,754	377,399
PetroChina Co. Ltd. Cl. H	350,000	386,065
Statoil ASA	15,500	391,721
Total SA (Netherlands)	3,495	235,277
Total SA (France)	2,183	147,701
Tullow Oil PLC	50,201	370,231
Woodside Petroleum Ltd.	13,434	390,267
		2,687,940
Financial Services — 7.5%
D. Carnegie & Co. AB	17,000	322,885
Hellenic Exchanges SA	22,529	393,158
Icap PLC	39,388	379,216
Shire PLC	21,526	390,736
		1,485,995
Foods — 4.0%
Parmalat SpA(a)	107,192	379,989
Rational AG(a)	1,971	416,435
		796,424
Heavy Construction — 1.9%
Vinci SA	3,421	382,878
Home Construction, Furnishings & Appliances — 2.0%
Matsushita Electric Industrial Co. Ltd.	18,000	370,908
Shui on Land Ltd.(a)	24,500	18,896
		389,804
Industrial – Diversified — 2.0%
Keppel Corp. Ltd.	39,000	393,684
Insurance — 2.0%
QBE Insurance Group Ltd.	20,911	394,648
Metals & Mining — 7.8%
Anglo American PLC	8,481	381,544
Boliden AB	17,350	379,676
Lonmin PLC	7,199	395,674
Oxiana Ltd.	154,758	396,431
		1,553,325
Real Estate — 7.9%
Capitaland Ltd.	115,000	400,564
Guangzhou R&F Properties Co. Ltd. Cl. H	251,600	410,364
Immoeast Immobilien Anlagen AG(a)	31,462	392,858

	Number of Shares	Market Value
Mitsui Fudosan Co. Ltd.	15,000	$363,715
		1,567,501
Telephone Utilities — 2.0%
Cosmote Mobile Communications SA	16,340	399,852
TOTAL COMMON STOCK (Cost $17,290,245)		18,659,943
PREFERRED STOCK — 3.9%
Healthcare/Drugs — 1.9%
Fresenius AG	2,065	385,198
Media — 2.0%
ProSieben Sat.1 Media AG	13,614	386,972
TOTAL PREFERRED STOCK (Cost $741,729)		772,170
TOTAL EQUITIES (Cost $18,031,974)		19,432,113
	Principal Amount
SHORT-TERM INVESTMENTS — 2.1%
Repurchase Agreement Investors Bank & Trust Company Repurchase Agreement, dated 10/31/2006, 3.60%, due 11/01/2006(b)	$415,446	415,446
TOTAL SHORT-TERM INVESTMENTS (Cost $415,446)		415,446
TOTAL INVESTMENTS — 100.2% (Cost $18,447,420)(c)		19,847,559
Other Assets/ (Liabilities) — (0.2%)		(41,332)
NET ASSETS — 100.0%		$19,806,227

Notes to Portfolio of Investments

JPY - Japanese Yen

(a)  Non-income producing security.

(b)    Maturity value of $415,488. Collateralized by a U.S. Government Agency obligation with a rate of 5.375%, maturity date of 06/20/2026, and an aggregate market value, including accrued interest, of $436,219.

(c)  See Note 6 for aggregate cost for Federal tax purposes.

Country Weightings Over 10%
(% of Net Assets) on 10/31/06

% of Fund
United Kingdom	19.5%
Japan	15.0%

The accompanying notes are an integral part of the financial statements.

[This page is intentionally left blank.]

MassMutual Premier Funds – Financial Statements

Statement of Assets and Liabilities

October 31, 2006

	MassMutual Premier Money Market Fund	MassMutual Premier Short-Duration Bond Fund	MassMutual Premier Inflation-Protected Bond Fund	MassMutual Premier Core Bond Fund
Assets:
Investments, at value (Note 2)(a)	$-	$230,440,713	$304,055,606	$1,579,283,026
Short-term investments, at value (Note 2)(b)	632,824,839	313,471,878	3,293,822	495,166,335
Total investments(c)	632,824,839	543,912,591	307,349,428	2,074,449,361
Cash	76,385	247,174	-	316,303
Foreign currency, at value(d)	-	-	-	-
Receivable for open swap agreements, at value (Note 2)	-	-	-	-
Receivables from:
Investments sold	-	2,003,445	-	16,407,611
Investment adviser (Note 3)	36,583	6,727	-	1,824
Fund shares sold	14,465,022	92,790	16,575	3,031,545
Interest and dividends	133	2,602,238	1,872,534	16,652,907
Variation margin on open futures contracts (Note 2)	-	-	-	526,563
Foreign taxes withheld	-	-	-	-
Total assets	647,402,962	548,864,965	309,238,537	2,111,386,114
Liabilities:
Payables for:
Investments purchased	-	2,865,010	-	19,011,740
Written options outstanding, at value (Note 2)(e)	-	579,263	-	1,853,642
Dividends (Note 2)	249	-	-	-
Open forward foreign currency contracts (Note 2)	-	-	-	-
Fund shares repurchased	17,107,834	3,082,008	91,760	4,410,752
Variation margin on open futures contracts (Note 2)	-	-	-	-
Securities on loan (Note 2)	-	3,619,638	-	216,885,939
Settlement of investments purchased on a when issued basis (Note 2)	-	25,213,262	-	150,421,435
Open swap agreements, at value (Note 2)	-	437,505	-	1,116,914
Directors' fees and expenses (Note 3)	22,243	16,829	3,660	63,349
Affiliates (Note 3):
Investment management fees	191,517	179,518	128,157	715,592
Administration fees	68,226	84,928	21,227	203,396
Service fees	40,772	16,026	4,483	47,632
Distribution fees	-	23	46	81
Accrued expense and other liabilities	71,096	46,175	38,783	400,902
Total liabilities	17,501,937	36,140,185	288,116	395,131,374
Net assets	$629,901,025	$512,724,780	$308,950,421	$1,716,254,740
Net assets consist of:
Paid-in capital	$629,914,003	$507,663,832	$313,324,794	$1,683,064,413
Undistributed net investment income (distributions in excess of net investment income)	(17,118)	18,782,483	11,666,450	62,127,629
Accumulated net realized gain (loss) on investments	4,140	(10,843,731)	(3,286,224)	(28,551,843)
Net unrealized appreciation (depreciation) on investments	-	(2,877,804)	(12,754,599)	(385,459)
Net assets	$629,901,025	$512,724,780	$308,950,421	$1,716,254,740
(a) Cost of investments - unaffiliated issuers:	$-	$232,992,338	$316,810,205	$1,580,463,225
(b) Cost of short-term investments:	$632,824,839	$313,471,878	$3,293,822	$495,166,335
(c) Securities on loan with market value of:	$-	$3,532,022	$-	$211,763,920
(d) Cost of foreign currency:	$-	$-	$-	$-
(e) Premiums on written options:	$-	$643,971	$-	$2,060,709

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Diversified Bond Fund	MassMutual Premier Strategic Income Fund	MassMutual Premier High Yield Fund
Assets:
Investments, at value (Note 2)(a)	$465,917,361	$225,019,497	$121,644,126
Short-term investments, at value (Note 2)(b)	192,775,263	20,078,354	28,991,277
Total investments(c)	658,692,624	245,097,851	150,635,403
Cash	676,316	142,411	692,873
Foreign currency, at value(d)	-	143,262	-
Receivable for open swap agreements, at value (Note 2)	-	725,418	-
Receivables from:
Investments sold	10,450,275	2,684,023	355,130
Investment adviser (Note 3)	5,869	24,517	-
Fund shares sold	67,697	123,501	183,280
Interest and dividends	5,239,087	2,604,051	2,877,542
Variation margin on open futures contracts (Note 2)	111,484	-	-
Foreign taxes withheld	-	2,030	-
Total assets	675,243,352	251,547,064	154,744,228
Liabilities:
Payables for:
Investments purchased	25,274,743	2,076,154	-
Written options outstanding, at value (Note 2)(e)	410,750	22,391	-
Dividends (Note 2)	-	-	-
Open forward foreign currency contracts (Note 2)	-	561,037	-
Fund shares repurchased	136,262	259,296	30,986
Variation margin on open futures contracts (Note 2)	-	58,999	-
Securities on loan (Note 2)	102,024,018	8,187,225	21,891,945
Settlement of investments purchased on a when issued basis (Note 2)	53,086,591	6,030,678	-
Open swap agreements, at value (Note 2)	215,069	-	-
Directors' fees and expenses (Note 3)	8,045	3,777	1,222
Affiliates (Note 3):
Investment management fees	213,363	112,784	56,913
Administration fees	85,209	68,279	23,337
Service fees	7,595	3,212	3,713
Distribution fees	267	104	420
Accrued expense and other liabilities	44,710	57,649	46,957
Total liabilities	181,506,622	17,441,585	22,055,493
Net assets	$493,736,730	$234,105,479	$132,688,735
Net assets consist of:
Paid-in capital	$481,556,843	$228,081,362	$123,614,886
Undistributed net investment income (distributions in excess of net investment income)	16,454,541	6,339,474	7,161,813
Accumulated net realized gain (loss) on investments	(4,367,289)	(1,926,917)	243,608
Net unrealized appreciation (depreciation) on investments	92,635	1,611,560	1,668,428
Net assets	$493,736,730	$234,105,479	$132,688,735
(a) Cost of investments - unaffiliated issuers:	$465,994,794	$223,507,351	$119,975,698
(b) Cost of short-term investments:	$192,775,263	$20,078,354	$28,991,277
(c) Securities on loan with market value of:	$99,565,015	$7,982,951	$21,367,066
(d) Cost of foreign currency:	$-	$101,293	$-
(e) Premiums on written options:	$456,634	$20,009	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

October 31, 2006

	MassMutual Premier Money Market Fund	MassMutual Premier Short-Duration Bond Fund	MassMutual Premier Inflation-Protected Bond Fund	MassMutual Premier Core Bond Fund
Class A shares:
Net assets	$187,991,118	$73,350,890	$20,591,119	$217,383,112
Shares outstanding	187,991,210	7,167,763	2,020,475	19,998,441
Net asset value and redemption price per share	$1.00	$10.23	$10.19	$10.87
Offering price per share (100/[100-maximum sales charge] of net asset value)	$-	$10.60	$10.70	$11.41
Class L shares:
Net assets	$81,374,437	$174,020,833	$5,231,945	$425,016,759
Shares outstanding	81,374,524	16,961,401	508,838	38,834,014
Net asset value, offering price and redemption price per share	$1.00	$10.26	$10.28	$10.94
Class Y shares:
Net assets	$111,314,368	$80,419,221	$85,267,244	$212,477,334
Shares outstanding	111,314,050	7,804,707	8,271,572	19,344,405
Net asset value, offering price and redemption price per share	$1.00	$10.30	$10.31	$10.98
Class S shares:
Net assets	$249,221,102	$184,830,410	$197,647,709	$861,000,068
Shares outstanding	249,221,243	17,822,579	19,140,120	77,979,478
Net asset value, offering price and redemption price per share	$1.00	$10.37	$10.33	$11.04
Class N shares:
Net assets	$-	$103,426	$212,404	$377,467
Shares outstanding	-	10,144	20,715	35,168
Net asset value, offering price and redemption price per share	$-	$10.20	$10.25	$10.73

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Diversified Bond Fund	MassMutual Premier Strategic Income Fund	MassMutual Premier High Yield Fund
Class A shares:
Net assets	$33,904,062	$14,973,049	$15,895,129
Shares outstanding	3,124,068	1,465,064	1,464,932
Net asset value and redemption price per share	$10.85	$10.22	$10.85
Offering price per share (100/[100-maximum sales charge] of net asset value)	$11.39	$10.73	$11.51
Class L shares:
Net assets	$237,087,962	$211,541,545	$2,515,431
Shares outstanding	21,953,277	20,548,793	231,018
Net asset value, offering price and redemption price per share	$10.80	$10.29	$10.89
Class Y shares:
Net assets	$11,218,042	$6,359,620	$79,691,072
Shares outstanding	1,033,458	617,551	7,293,393
Net asset value, offering price and redemption price per share	$10.85	$10.30	$10.93
Class S shares:
Net assets	$210,289,005	$752,086	$32,624,603
Shares outstanding	19,315,905	72,958	2,987,564
Net asset value, offering price and redemption price per share	$10.89	$10.31	$10.92
Class N shares:
Net assets	$1,237,659	$479,179	$1,962,500
Shares outstanding	115,335	46,705	180,593
Net asset value, offering price and redemption price per share	$10.73	$10.26	$10.87

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

October 31, 2006

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund	MassMutual Premier Enhanced Index Value Fund	MassMutual Premier Enhanced Index Value Fund II
Assets:
Investments, at value (Note 2)(a)	$192,990,063	$446,127,598	$129,926,803	$179,453,021
Short-term investments, at value (Note 2)(b)	44,184,026	62,330,000	20,511,703	15,783,114
Total investments(c)	237,174,089	508,457,598	150,438,506	195,236,135
Cash	1,547	-	-	-
Receivables from:
Investments sold	15,049,586	19,648,137	17,097,043	16,026,369
Investment adviser (Note 3)	25,044	-	7,821	5,591
Fund shares sold	181,396	41,862	369,664	-
Interest and dividends	852,468	188,265	196,802	295,055
Variation margin on open futures contracts (Note 2)	23,755	-	-	-
Foreign taxes withheld	-	11,623	-	-
Total assets	253,307,885	528,347,485	168,109,836	211,563,150
Liabilities:
Payables for:
Investments purchased	4,417,932	5,964,275	18,637,842	15,265,654
Written options outstanding, at value (Note 2)(d)	78,990	-	-	-
Fund shares repurchased	247,574	1,016,715	138,115	356,771
Securities on loan (Note 2)	23,507,348	44,113,060	18,871,775	15,726,453
Settlement of investments purchased on a when issued basis (Note 2)	3,736,257	-	-	-
Open swap agreements, at value (Note 2)	48,302	-	-	-
Directors' fees and expenses (Note 3)	12,690	39,204	970	2,218
Affiliates (Note 3):
Investment management fees	92,159	207,451	53,949	77,984
Administration fees	20,064	47,190	19,249	13,640
Service fees	2,019	5,376	981	1,227
Distribution fees	30	166	29	37
Due to custodian	-	-	-	-
Accrued expense and other liabilities	53,622	52,751	45,470	43,456
Total liabilities	32,216,987	51,446,188	37,768,380	31,487,440
Net assets	$221,090,898	$476,901,297	$130,341,456	$180,075,710
Net assets consist of:
Paid-in capital	$220,987,645	$434,020,413	$109,825,453	$139,266,673
Undistributed net investment income (distributions in excess of net investment income)	4,552,872	4,938,801	1,485,184	2,664,762
Accumulated net realized gain (loss) on investments	(15,145,804)	6,849,083	6,949,475	19,564,239
Net unrealized appreciation (depreciation) on investments	10,696,185	31,093,000	12,081,344	18,580,036
Net assets	$221,090,898	$476,901,297	$130,341,456	$180,075,710
(a) Cost of investments - unaffiliated issuers:	$182,301,756	$415,034,598	$117,845,459	$160,872,985
(b) Cost of short-term investments:	$44,184,026	$62,330,000	$20,511,703	$15,783,114
(c) Securities on loan with market value of:	$22,796,780	$42,156,747	$18,226,942	$15,158,240
(d) Premiums on written options:	$87,814	$-	$-	$-

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Enhanced Index Core Equity Fund	MassMutual Premier Main Street Fund	MassMutual Premier Capital Appreciation Fund	MassMutual Premier Core Growth Fund
Assets:
Investments, at value (Note 2)(a)	$43,550,230	$366,508,340	$905,333,612	$76,252,063
Short-term investments, at value (Note 2)(b)	6,259,415	46,572,917	102,183,927	9,190,851
Total investments(c)	49,809,645	413,081,257	1,007,517,539	85,442,914
Cash	-	-	-	-
Receivables from:
Investments sold	2,442,826	9,306,638	614,358	577,242
Investment adviser (Note 3)	3,971	54,973	78,405	4,220
Fund shares sold	32,765	288,696	392,706	3,416
Interest and dividends	45,608	368,123	232,853	27,992
Variation margin on open futures contracts (Note 2)	-	-	-	-
Foreign taxes withheld	-	-	7,768	-
Total assets	52,334,815	423,099,687	1,008,843,629	86,055,784
Liabilities:
Payables for:
Investments purchased	2,507,894	10,179,363	2,169,524	481,935
Written options outstanding, at value (Note 2)(d)	-	-	-	-
Fund shares repurchased	1,547	522,738	771,102	68,632
Securities on loan (Note 2)	6,099,756	44,271,366	73,546,174	9,190,851
Settlement of investments purchased on a when issued basis (Note 2)	-	-	-	-
Open swap agreements, at value (Note 2)	-	-	-	-
Directors' fees and expenses (Note 3)	563	3,949	9,520	1,356
Affiliates (Note 3):
Investment management fees	18,713	205,871	523,204	36,729
Administration fees	4,771	55,718	141,614	10,596
Service fees	526	2,837	68,886	95
Distribution fees	27	25	219	24
Due to custodian	-	-	-	52,261
Accrued expense and other liabilities	42,718	47,638	64,002	43,331
Total liabilities	8,676,515	55,289,505	77,294,245	9,885,810
Net assets	$43,658,300	$367,810,182	$931,549,384	$76,169,974
Net assets consist of:
Paid-in capital	$45,910,973	$314,748,012	$849,816,477	$121,038,811
Undistributed net investment income (distributions in excess of net investment income)	356,961	2,973,530	-	-
Accumulated net realized gain (loss) on investments	(5,873,631)	15,441,755	(20,125,701)	(47,812,090)
Net unrealized appreciation (depreciation) on investments	3,263,997	34,646,885	101,858,608	2,943,253
Net assets	$43,658,300	$367,810,182	$931,549,384	$76,169,974
(a) Cost of investments - unaffiliated issuers:	$40,286,233	$331,861,455	$803,474,615	$73,308,810
(b) Cost of short-term investments:	$6,259,415	$46,572,917	$102,183,927	$9,190,851
(c) Securities on loan with market value of:	$5,922,951	$42,784,853	$71,220,186	$8,941,995
(d) Premiums on written options:	$-	$-	$-	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

October 31, 2006

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund	MassMutual Premier Enhanced Index Value Fund	MassMutual Premier Enhanced Index Value Fund II
Class A shares:
Net assets	$9,377,654	$24,148,895	$4,698,057	$5,526,705
Shares outstanding	909,487	1,290,319	349,200	486,697
Net asset value and redemption price per share	$10.31	$18.72	$13.45	$11.36
Offering price per share (100/[100-maximum sales charge] of net asset value)	$10.94	$19.86	$14.27	$12.05
Class L shares:
Net assets	$2,194,512	$77,696,565	$15,911,020	$14,595,557
Shares outstanding	210,280	4,137,802	1,176,436	1,283,608
Net asset value, offering price and redemption price per share	$10.44	$18.78	$13.52	$11.37
Class Y shares:
Net assets	$2,118,931	$3,400,139	$109,358,089	$1,442,653
Shares outstanding	196,700	180,893	8,066,894	126,658
Net asset value, offering price and redemption price per share	$10.77	$18.80	$13.56	$11.39
Class S shares:
Net assets	$207,263,071	$370,893,699	$240,693	$158,341,128
Shares outstanding	19,799,318	19,717,899	17,734	13,888,924
Net asset value, offering price and redemption price per share	$10.47	$18.81	$13.57	$11.40
Class N shares:
Net assets	$136,730	$761,999	$133,597	$169,667
Shares outstanding	13,392	40,794	9,912	14,987
Net asset value, offering price and redemption price per share	$10.21	$18.68	$13.48	$11.32

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Enhanced Index Core Equity Fund	MassMutual Premier Main Street Fund	MassMutual Premier Capital Appreciation Fund	MassMutual Premier Core Growth Fund
Class A shares:
Net assets	$2,693,091	$13,292,336	$317,251,060	$350,157
Shares outstanding	216,121	1,147,763	28,899,216	38,223
Net asset value and redemption price per share	$12.46	$11.58	$10.98	$9.16
Offering price per share (100/[100-maximum sales charge] of net asset value)	$13.22	$12.29	$11.65	$9.72
Class L shares:
Net assets	$777,323	$107,627,216	$23,251,580	$112,888
Shares outstanding	62,199	9,245,406	2,120,309	12,264
Net asset value, offering price and redemption price per share	$12.50	$11.64	$10.97	$9.20
Class Y shares:
Net assets	$39,858,921	$116,560	$45,576,309	$109,967
Shares outstanding	3,184,919	10,010	4,151,344	11,931
Net asset value, offering price and redemption price per share	$12.51	$11.64	$10.98	$9.22
Class S shares:
Net assets	$203,841	$246,658,181	$544,456,772	$75,486,740
Shares outstanding	16,245	21,101,008	49,432,198	8,183,628
Net asset value, offering price and redemption price per share	$12.55	$11.69	$11.01	$9.22
Class N shares:
Net assets	$125,124	$115,889	$1,013,663	$110,222
Shares outstanding	10,060	10,010	92,979	12,051
Net asset value, offering price and redemption price per share	$12.44	$11.58	$10.90	$9.15

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

October 31, 2006

	MassMutual Premier Enhanced Index Growth Fund	MassMutual Premier Discovery Value Fund	MassMutual Premier Small Capitalization Value Fund	MassMutual Premier Main Street Small Cap Fund
Assets:
Investments, at value (Note 2)(a)	$62,766,864	$11,905,691	$114,473,300	$10,431,693
Short-term investments, at value (Note 2)(b)	10,262,660	2,243,792	30,830,266	35,604
Total investments(c)	73,029,524	14,149,483	145,303,566	10,467,297
Cash	-	155,413	-	-
Foreign currency, at value(d)	16	-	-	-
Receivables from:
Investments sold	6,586,264	230,277	450,952	64,872
Investment adviser (Note 3)	628	7,742	3,562	35,570
Fund shares sold	189,978	-	158,305	-
Interest and dividends	25,005	3,309	52,101	3,471
Foreign taxes withheld	-	-	-	-
Total assets	79,831,415	14,546,224	145,968,486	10,571,210
Liabilities:
Payables for:
Investments purchased	7,318,554	144,543	176,169	78,199
Fund shares repurchased	181,858	-	58,793	-
Securities on loan (Note 2)	9,485,966	1,937,476	24,050,693	-
Directors' fees and expenses (Note 3)	920	227	1,184	70
Affiliates (Note 3):
Investment management fees	25,542	8,534	73,443	5,224
Administration fees	4,173	638	13,190	531
Service fees	303	55	1,162	45
Distribution fees	26	26	328	23
Due to custodian	-	-	-	-
Accrued expense and other liabilities	47,144	44,225	46,871	34,853
Total liabilities	17,064,486	2,135,724	24,421,833	118,945
Net assets	$62,766,929	$12,410,500	$121,546,653	$10,452,265
Net assets consist of:
Paid-in capital	$61,298,744	$10,757,489	$85,891,446	$10,000,000
Undistributed net investment income (distributions in excess of net investment income)	183,574	108,450	13,100	2,298
Accumulated net realized gain (loss) on investments	(2,820,362)	1,019,416	9,990,697	39,446
Net unrealized appreciation (depreciation) on investments	4,104,973	525,145	25,651,410	410,521
Net assets	$62,766,929	$12,410,500	$121,546,653	$10,452,265
(a) Cost of investments - unaffiliated issuers:	$58,661,891	$11,380,546	$88,821,890	$10,021,147
(b) Cost of short-term investments:	$10,262,660	$2,243,792	$30,830,266	$35,604
(c) Securities on loan with market value of:	$9,172,706	$1,863,519	$22,960,313	$-
(d) Cost of foreign currency:	$16	$-	$-	$-

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Small Company Opportunities Fund	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Focused International Fund
Assets:
Investments, at value (Note 2)(a)	$641,720,592	$746,153,608	$1,075,264,657	$19,432,113
Short-term investments, at value (Note 2)(b)	116,678,719	85,291,488	94,367,736	415,446
Total investments(c)	758,399,311	831,445,096	1,169,632,393	19,847,559
Cash	-	-	-	-
Foreign currency, at value(d)	-	808,405	104,020	103,750
Receivables from:
Investments sold	6,166,405	731,048	7,516,641	-
Investment adviser (Note 3)	28,347	100,269	27,584	7,407
Fund shares sold	1,503,105	739,878	892,232	30,087
Interest and dividends	310,443	551,475	1,054,388	7,597
Foreign taxes withheld	-	9,403	163,007	2,130
Total assets	766,407,611	834,385,574	1,179,390,265	19,998,530
Liabilities:
Payables for:
Investments purchased	4,771,601	1,149,654	7,993,447	103,750
Fund shares repurchased	2,576,327	616,541	747,317	13,008
Securities on loan (Note 2)	112,139,333	67,504,345	85,629,898	-
Directors' fees and expenses (Note 3)	24,452	7,508	35,852	633
Affiliates (Note 3):
Investment management fees	326,741	529,956	789,696	10,444
Administration fees	109,620	169,591	162,779	2,185
Service fees	51,824	6,790	18,137	723
Distribution fees	30	124	50	32
Due to custodian	407,532	-	-	-
Accrued expense and other liabilities	74,237	88,825	155,109	61,528
Total liabilities	120,481,697	70,073,334	95,532,285	192,303
Net assets	$645,925,914	$764,312,240	$1,083,857,980	$19,806,227
Net assets consist of:
Paid-in capital	$426,908,435	$615,512,789	$932,046,718	$18,216,774
Undistributed net investment income (distributions in excess of net investment income)	(12,159)	6,275,603	1,740,712	14,329
Accumulated net realized gain (loss) on investments	174,236,288	17,913,595	(195,164,968)	176,331
Net unrealized appreciation (depreciation) on investments	44,793,350	124,610,253	345,235,518	1,398,793
Net assets	$645,925,914	$764,312,240	$1,083,857,980	$19,806,227
(a) Cost of investments - unaffiliated issuers:	$596,925,366	$621,534,971	$730,012,448	$18,031,974
(b) Cost of short-term investments:	$116,678,719	$85,291,488	$94,367,736	$415,446
(c) Securities on loan with market value of:	$107,638,626	$64,702,047	$81,478,709	$-
(d) Cost of foreign currency:	$-	$811,815	$104,390	$104,206

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Assets and Liabilities

October 31, 2006

	MassMutual Premier Enhanced Index Growth Fund	MassMutual Premier Discovery Value Fund	MassMutual Premier Small Capitalization Value Fund	MassMutual Premier Main Street Small Cap Fund
Class A shares:
Net assets	$1,620,987	$157,806	$3,898,911	$104,480
Shares outstanding	177,409	13,641	239,704	10,000
Net asset value and redemption price per share	$9.14	$11.57	$16.27	$10.45
Offering price per share (100/[100-maximum sales charge] of net asset value)	$9.70	$12.28	$17.26	$11.09
Class L shares:
Net assets	$8,279,738	$116,047	$235,655	$104,504
Shares outstanding	902,051	10,010	14,383	10,000
Net asset value, offering price and redemption price per share	$9.18	$11.59	$16.38	$10.45
Class Y shares:
Net assets	$52,415,306	$116,192	$1,999,988	$104,514
Shares outstanding	5,700,053	10,010	121,945	10,000
Net asset value, offering price and redemption price per share	$9.20	$11.61	$16.40	$10.45
Class S shares:
Net assets	$331,686	$11,904,930	$113,892,160	$10,034,323
Shares outstanding	36,033	1,025,038	6,938,290	960,000
Net asset value, offering price and redemption price per share	$9.21	$11.61	$16.42	$10.45
Class N shares:
Net assets	$119,212	$115,525	$1,519,939	$104,444
Shares outstanding	13,085	10,010	94,020	10,000
Net asset value, offering price and redemption price per share	$9.11	$11.54	$16.17	$10.44

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Small Company Opportunities Fund	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Focused International Fund
Class A shares:
Net assets	$236,029,202	$31,763,296	$85,485,784	$3,773,215
Shares outstanding	13,896,282	2,555,193	5,876,956	304,062
Net asset value and redemption price per share	$16.99	$12.43	$14.55	$12.41
Offering price per share (100/[100-maximum sales charge] of net asset value)	$18.03	$13.19	$15.44	$13.17
Class L shares:
Net assets	$74,494,234	$290,689,045	$118,352,041	$9,667,020
Shares outstanding	4,362,014	23,232,115	8,075,192	777,233
Net asset value, offering price and redemption price per share	$17.08	$12.51	$14.66	$12.44
Class Y shares:
Net assets	$6,564,387	$4,702,374	$73,347,937	$178,750
Shares outstanding	383,598	376,049	4,959,068	14,354
Net asset value, offering price and redemption price per share	$17.11	$12.50	$14.79	$12.45
Class S shares:
Net assets	$328,697,758	$436,584,009	$806,439,788	$6,035,984
Shares outstanding	19,163,997	34,784,052	54,404,848	484,540
Net asset value, offering price and redemption price per share	$17.15	$12.55	$14.82	$12.46
Class N shares:
Net assets	$140,333	$573,516	$232,430	$151,258
Shares outstanding	8,320	45,943	16,142	12,224
Net asset value, offering price and redemption price per share	$16.87	$12.48	$14.40	$12.37

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Operations

For the Year Ended October 31, 2006

	MassMutual Premier Money Market Fund	MassMutual Premier Short-Duration Bond Fund	MassMutual Premier Inflation-Protected Bond Fund	MassMutual Premier Core Bond Fund
Investment income (Note 2):
Dividends(a)	$-	$-	$-	$-
Interest	24,288,175	24,886,252	15,892,497	85,624,914
Securities lending net income	-	34,714	-	399,788
Total investment income	24,288,175	24,920,966	15,892,497	86,024,702
Expenses (Note 3):
Investment management fees (Note 3)	1,756,562	2,065,730	1,392,297	8,124,873
Custody fees	41,552	52,199	25,063	184,972
Trustee reporting	1,146	956	373	2,400
Audit and legal fees	156,754	44,232	42,187	107,457
Proxy fees	643	643	643	643
Shareholder reporting fees	13,065	14,354	7,987	46,661
Directors' fees (Note 3)	33,669	37,679	20,288	122,313
	2,003,391	2,215,793	1,488,838	8,589,319
Administration fees (Note 3):
Class A	400,948	222,698	52,699	646,849
Class L	235,322	602,284	15,683	1,149,043
Class Y	152,770	128,385	111,506	283,919
Class S	168,943	215,949	55,540	724,772
Class N	-	375	453	3,337
Distribution fees (Note 3):
Class N	-	254	343	2,349
Service fees (Note 3):
Class A	306,911	174,583	46,919	567,212
Class N	-	254	343	2,349
Total expenses	3,268,285	3,560,575	1,772,324	11,969,149
Expenses waived (Note 3)	(129,390)	(41,097)	-	(42,969)
Class A administration fees waived (Note 3)	(220,976)	(48,883)	-	(181,508)
Class L administration fees waived (Note 3)	(129,694)	(132,204)	-	(322,425)
Class N administration fees waived (Note 3)	-	(71)	-	(752)
Net expenses	2,788,225	3,338,320	1,772,324	11,421,495
Net investment income	21,499,950	21,582,646	14,120,173	74,603,207
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	-	(1,756,684)	(794,268)	(8,507,417)
Closed futures contracts	-	(203,255)	-	(2,698,028)
Written options	-	4,784	-	15,088
Closed swap contracts	-	(198,625)	-	(726,238)
Foreign currency transactions	-	-	-	-
Net realized gain (loss)	-	(2,153,780)	(794,268)	(11,916,595)
Net change in unrealized appreciation (depreciation) on:
Investments	-	3,067,145	(6,218,015)	12,380,180
Open futures contracts	-	52,715	-	2,043,015
Written options	-	64,708	-	207,066
Open swap contracts	-	(390,035)	-	(991,199)
Translation of assets and liabilities in foreign currencies	-	7,152	-	-
Net unrealized gain (loss)	-	2,801,685	(6,218,015)	13,639,062
Net realized and unrealized gain (loss)	-	647,905	(7,012,283)	1,722,467
Net increase (decrease) in net assets resulting from operations	$21,499,950	$22,230,551	$7,107,890	$76,325,674
(a) Net of withholding tax of:	$-	$-	$-	$-

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Diversified Bond Fund	MassMutual Premier Strategic Income Fund	MassMutual Premier High Yield Fund
Investment income (Note 2):
Dividends(a)	$4,303	$185,764	$-
Interest	21,261,408	14,896,840	9,140,829
Securities lending net income	100,272	63,007	56,601
Total investment income	21,365,983	15,145,611	9,197,430
Expenses (Note 3):
Investment management fees (Note 3)	2,062,125	1,368,819	550,849
Custody fees	53,769	196,119	10,825
Trustee reporting	577	2,400	-
Audit and legal fees	43,959	44,663	37,990
Proxy fees	643	643	643
Shareholder reporting fees	10,954	6,787	2,914
Directors' fees (Note 3)	26,552	19,658	7,352
	2,198,579	1,639,089	610,573
Administration fees (Note 3):
Class A	123,927	34,755	35,873
Class L	672,649	770,016	5,095
Class Y	21,775	22,151	135,615
Class S	312,664	364	40,064
Class N	5,141	1,014	2,799
Distribution fees (Note 3):
Class N	3,090	650	1,775
Service fees (Note 3):
Class A	84,649	25,555	26,046
Class N	3,090	650	1,775
Total expenses	3,425,564	2,494,244	859,615
Expenses waived (Note 3)	(37,473)	(265,997)	(83)
Class A administration fees waived (Note 3)	(50,790)	-	-
Class L administration fees waived (Note 3)	(268,344)	-	-
Class N administration fees waived (Note 3)	(1,854)	-	-
Net expenses	3,067,103	2,228,247	859,532
Net investment income	18,298,880	12,917,364	8,337,898
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(1,472,825)	(2,465,367)	284,723
Closed futures contracts	(524,543)	57,281	-
Written options	3,266	(17,715)	-
Closed swap contracts	(171,300)	(776,009)	-
Foreign currency transactions	-	(949,744)	-
Net realized gain (loss)	(2,165,402)	(4,151,554)	284,723
Net change in unrealized appreciation (depreciation) on:
Investments	5,736,259	6,278,150	2,044,580
Open futures contracts	407,727	(236,839)	-
Written options	45,884	(1,877)	-
Open swap contracts	(179,082)	982,050	-
Translation of assets and liabilities in foreign currencies	-	(1,103,166)	-
Net unrealized gain (loss)	6,010,788	5,918,318	2,044,580
Net realized and unrealized gain (loss)	3,845,386	1,766,764	2,329,303
Net increase (decrease) in net assets resulting from operations	$22,144,266	$14,684,128	$10,667,201
(a) Net of withholding tax of:	$486	$5,776	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Operations

For the Year Ended October 31, 2006

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund	MassMutual Premier Enhanced Index Value Fund	MassMutual Premier Enhanced Index Value Fund II
Investment income (Note 2):
Dividends(a)	$2,790,993	$9,830,089	$2,566,615	$4,666,327
Interest	4,612,381	534,339	33,502	30,433
Securities lending net income	27,431	40,656	13,272	21,826
Total investment income	7,430,805	10,405,084	2,613,389	4,718,586
Expenses (Note 3):
Investment management fees (Note 3)	1,111,684	2,458,384	500,586	895,879
Custody fees	63,105	81,621	29,146	53,769
Trustee reporting	619	-	-	2,400
Audit and legal fees	97,684	42,919	41,113	41,905
Proxy fees	1,299	1,298	1,298	1,298
Shareholder reporting fees	6,440	13,582	2,655	4,967
Directors' fees (Note 3)	17,469	37,769	6,484	13,591
	1,298,300	2,635,573	581,282	1,013,809
Administration fees (Note 3):
Class A	33,149	63,457	12,783	15,936
Class L	8,135	266,459	16,560	58,219
Class Y	4,969	5,364	143,243	2,228
Class S	190,096	244,394	67	89,844
Class N	816	1,184	433	564
Distribution fees (Note 3):
Class N	447	788	294	383
Service fees (Note 3):
Class A	20,885	50,235	10,359	12,914
Class N	447	788	294	383
Total expenses	1,557,244	3,268,242	765,315	1,194,280
Expenses waived (Note 3)	(109,725)	(5,024)	(49,160)	(61,489)
Net expenses	1,447,519	3,263,218	716,155	1,132,791
Net investment income	5,983,286	7,141,866	1,897,234	3,585,795
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	13,154,705	97,907,740	7,628,250	20,696,746
Closed futures contracts	(2,599)	-	-	-
Written options	690	-	-	-
Closed swap contracts	(31,493)	-	-	-
Foreign currency transactions	-	-	-	-
Net realized gain (loss)	13,121,303	97,907,740	7,628,250	20,696,746
Net change in unrealized appreciation (depreciation) on:
Investments	7,349,226	(41,788,790)	9,819,334	10,132,842
Open futures contracts	70,778	-	-	-
Written options	8,824	-	-	-
Open swap contracts	(55,424)	-	-	-
Translation of assets and liabilities in foreign currencies	-	-	-	-
Net unrealized gain (loss)	7,373,404	(41,788,790)	9,819,334	10,132,842
Net realized and unrealized gain (loss)	20,494,707	56,118,950	17,447,584	30,829,588
Net increase (decrease) in net assets resulting from operations	$26,477,993	$63,260,816	$19,344,818	$34,415,383
(a) Net of withholding tax of:	$-	$157,540	$-	$2

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Enhanced Index Core Equity Fund	MassMutual Premier Main Street Fund	MassMutual Premier Capital Appreciation Fund	MassMutual Premier Core Growth Fund
Investment income (Note 2):
Dividends(a)	$717,759	$6,300,058	$6,978,699	$628,867
Interest	16,679	64,693	512,465	37,584
Securities lending net income	3,050	25,712	91,659	13,618
Total investment income	737,488	6,390,463	7,582,823	680,069
Expenses (Note 3):
Investment management fees (Note 3)	187,306	2,246,406	5,701,065	462,810
Custody fees	20,598	127,829	160,259	29,250
Trustee reporting	-	2,401	2,400	-
Audit and legal fees	39,552	38,319	44,145	37,964
Proxy fees	1,298	1,298	1,298	1,298
Shareholder reporting fees	999	9,221	23,543	2,372
Directors' fees (Note 3)	2,717	25,095	62,787	6,765
	252,470	2,450,569	5,995,497	540,459
Administration fees (Note 3):
Class A	2,777	29,576	921,593	856
Class L	2,058	318,465	52,926	393
Class Y	41,163	174	58,750	225
Class S	90	256,417	512,317	131,305
Class N	367	415	2,673	441
Distribution fees (Note 3):
Class N	290	288	1,910	271
Service fees (Note 3):
Class A	2,607	23,851	767,994	599
Class N	290	288	1,909	271
Total expenses	302,112	3,080,043	8,315,569	674,820
Expenses waived (Note 3)	(37,610)	(605,999)	(826,220)	(41,551)
Net expenses	264,502	2,474,044	7,489,349	633,269
Net investment income	472,986	3,916,419	93,474	46,800
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	2,967,916	18,375,034	(4,712,296)	8,984,120
Closed futures contracts	-	-	-	-
Written options	-	-	-	193,304
Closed swap contracts	-	-	-	-
Foreign currency transactions	-	(2,437)	(28,333)	-
Net realized gain (loss)	2,967,916	18,372,597	(4,740,629)	9,177,424
Net change in unrealized appreciation (depreciation) on:
Investments	2,373,755	29,278,019	81,685,935	(8,877,438)
Open futures contracts	-	-	-	-
Written options	-	-	-	-
Open swap contracts	-	-	-	-
Translation of assets and liabilities in foreign currencies	-	12	(6,610)	-
Net unrealized gain (loss)	2,373,755	29,278,031	81,679,325	(8,877,438)
Net realized and unrealized gain (loss)	5,341,671	47,650,628	76,938,696	299,986
Net increase (decrease) in net assets resulting from operations	$5,814,657	$51,567,047	$77,032,170	$346,786
(a) Net of withholding tax of:	$-	$2,726	$197,433	$9,386

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Operations

For the Year Ended October 31, 2006

	MassMutual Premier Enhanced Index Growth Fund	MassMutual Premier Discovery Value Fund*	MassMutual Premier Small Capitalization Value Fund	MassMutual Premier Main Street Small Cap Fund**
Investment income (Note 2):
Dividends(a)	$514,006	$193,294	$692,916	$7,479
Interest	23,873	18,582	159,462	1,880
Securities lending net income	4,797	1,150	47,232	-
Total investment income	542,676	213,026	899,610	9,359
Expenses (Note 3):
Investment management fees (Note 3)	210,008	79,592	795,736	5,701
Custody fees	22,935	5,805	10,901	8,811
Trustee reporting	-	2,400	-	-
Audit and legal fees	39,957	32,731	38,006	29,880
Proxy fees	1,298	1,276	1,298	-
Shareholder reporting fees	1,082	11,706	3,078	40
Directors' fees (Note 3)	3,164	734	8,050	70
	278,444	134,244	857,069	44,502
Administration fees (Note 3):
Class A	2,007	314	12,441	29
Class L	2,519	296	6,405	29
Class Y	25,540	148	2,559	15
Class S	17	4,774	121,536	472
Class N	299	442	1,677	34
Distribution fees (Note 3):
Class N	283	246	1,149	25
Service fees (Note 3):
Class A	2,340	261	9,874	25
Class N	282	246	1,149	25
Total expenses	311,731	140,971	1,013,859	45,156
Expenses waived (Note 3)	(22,284)	(46,911)	(21,546)	(38,221)
Net expenses	289,447	94,060	992,313	6,935
Net investment income (loss)	253,229	118,966	(92,703)	2,424
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	2,037,579	1,017,999	10,163,097	39,324
Foreign currency transactions	-	-	-	(4)
Net realized gain (loss)	2,037,579	1,017,999	10,163,097	39,320
Net change in unrealized appreciation (depreciation) on:
Investments	2,970,152	525,145	5,501,025	410,546
Translation of assets and liabilities in foreign currencies	-	-	-	(25)
Net unrealized gain (loss)	2,970,152	525,145	5,501,025	410,521
Net realized and unrealized gain (loss)	5,007,731	1,543,144	15,664,122	449,841
Net increase (decrease) in net assets resulting from operations	$5,260,960	$1,662,110	$15,571,419	$452,265
(a) Net of withholding tax of:	$3	$-	$145	$-

*  Fund commenced operations on December 1, 2005.

**  Fund commenced operations on September 27, 2006.

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Small Company Opportunities Fund	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Focused International Fund*
Investment income (Note 2):
Dividends(a)	$6,252,601	$14,456,575	$20,620,281	$134,360
Interest	498,377	340,296	206,516	11,752
Securities lending net income	261,814	332,576	528,405	-
Total investment income	7,012,792	15,129,447	21,355,202	146,112
Expenses (Note 3):
Investment management fees (Note 3)	4,476,758	5,759,382	8,820,134	58,034
Custody fees	209,546	492,387	1,172,568	22,760
Trustee reporting	682	2,400	1,710	2,400
Audit and legal fees	51,801	44,796	66,421	53,596
Proxy fees	1,298	1,298	1,298	1,276
Shareholder reporting fees	21,512	19,343	28,742	6,755
Directors' fees (Note 3)	61,707	50,512	74,991	907
	4,823,304	6,370,118	10,165,864	145,728
Administration fees (Note 3):
Class A	950,087	73,171	223,072	2,494
Class L	249,595	996,054	599,996	1,393
Class Y	24,797	8,080	111,148	175
Class S	345,033	753,560	993,759	2,462
Class N	549	1,738	782	506
Distribution fees (Note 3):
Class N	346	1,060	530	281
Service fees (Note 3):
Class A	799,467	50,813	174,712	2,078
Class N	346	1,060	530	281
Total expenses	7,193,524	8,255,654	12,270,393	155,398
Expenses waived (Note 3)	(246,977)	(1,038,824)	(299,679)	(75,977)
Net expenses	6,946,547	7,216,830	11,970,714	79,421
Net investment income (loss)	66,245	7,912,617	9,384,488	66,691
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	174,892,213	19,027,814	98,702,949	176,331
Foreign currency transactions	(76,858)	(300,829)	(1,578,586)	(52,362)
Net realized gain (loss)	174,815,355	18,726,985	97,124,363	123,969
Net change in unrealized appreciation (depreciation) on:
Investments	(96,942,081)	92,489,700	131,166,528	1,400,139
Translation of assets and liabilities in foreign currencies	(1,876)	(12,271)	16,693	(1,346)
Net unrealized gain (loss)	(96,943,957)	92,477,429	131,183,221	1,398,793
Net realized and unrealized gain (loss)	77,871,398	111,204,414	228,307,584	1,522,762
Net increase (decrease) in net assets resulting from operations	$77,937,643	$119,117,031	$237,692,072	$1,589,453
(a) Net of withholding tax of:	$3,010	$901,520	$1,501,172	$8,199

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Premier Money Market Fund		MassMutual Premier Short-Duration Bond Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$21,499,950	$11,206,248	$21,582,646	$15,971,514
Net realized gain (loss) on investment transactions	-	-	(2,153,780)	(786,727)
Net change in unrealized appreciation (depreciation) on investments	-	-	2,801,685	(9,907,548)
Net increase (decrease) in net assets resulting from operations	21,499,950	11,206,248	22,230,551	5,277,239
Distributions to shareholders (Note 2):
From net investment income:
Class A	(5,046,829)	(1,973,723)	(2,607,347)	(2,063,357)
Class L	(3,110,696)	(1,454,713)	(7,926,728)	(7,468,882)
Class Y	(3,725,148)	(2,309,369)	(2,963,980)	(1,883,818)
Class S	(9,617,277)	(5,468,443)	(7,168,614)	(5,043,737)
Class N	-	-	(3,549)	(3,343)
Total distributions from net investment income	(21,499,950)	(11,206,248)	(20,670,218)	(16,463,137)
From net realized gains:
Class A	-	-	-	(182,675)
Class L	-	-	-	(622,059)
Class Y	-	-	-	(153,857)
Class S	-	-	-	(405,191)
Class N	-	-	-	(328)
Total distributions from net realized gains	-	-	-	(1,364,110)
Net fund share transactions (Note 5):
Class A	97,649,051	7,903,612	8,497,249	6,763,676
Class L	17,912,202	2,117,245	(22,908,678)	6,541,419
Class Y	34,930,691	(47,000,945)	11,712,872	19,961,701
Class S	35,069,596	(41,683,722)	26,639,828	32,193,103
Class N	-	-	(75)	150
Increase (decrease) in net assets from fund share transactions	185,561,540	(78,663,810)	23,941,196	65,460,049
Total increase (decrease) in net assets	185,561,540	(78,663,810)	25,501,529	52,910,041
Net assets:
Beginning of year	444,339,485	523,003,295	487,223,251	434,313,210
End of year	$629,901,025	$444,339,485	$512,724,780	$487,223,251
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(17,118)	$(5,430)	$18,782,483	$16,126,301

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Inflation-Protected Bond Fund		MassMutual Premier Core Bond Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$14,120,173	$11,133,769	$74,603,207	$64,868,308
Net realized gain (loss) on investment transactions	(794,268)	345,783	(11,916,595)	1,944,051
Net change in unrealized appreciation (depreciation) on investments	(6,218,015)	(7,104,198)	13,639,062	(52,415,577)
Net increase (decrease) in net assets resulting from operations	7,107,890	4,375,354	76,325,674	14,396,782
Distributions to shareholders (Note 2):
From net investment income:
Class A	(830,309)	(174,865)	(10,072,220)	(1,454,243)
Class L	(258,150)	(113,478)	(17,647,143)	(2,861,146)
Class Y	(4,572,540)	(1,876,983)	(9,352,639)	(1,389,657)
Class S	(8,883,093)	(2,678,619)	(39,495,370)	(5,701,581)
Class N	(5,032)	(2,204)	(56,422)	(7,198)
Total distributions from net investment income	(14,549,124)	(4,846,149)	(76,623,794)	(11,413,825)
From net realized gains:
Class A	(18,292)	(5,668)	-	-
Class L	(5,541)	(3,570)	-	-
Class Y	(95,605)	(58,782)	-	-
Class S	(182,140)	(81,936)	-	-
Class N	(122)	(93)	-	-
Total distributions from net realized gains	(301,700)	(150,049)	-	-
Net fund share transactions (Note 5):
Class A	5,108,732	11,566,292	(21,709,541)	12,630,289
Class L	428,555	2,908,599	38,428,451	(20,154,604)
Class Y	7,976,875	13,034,697	(1,980,177)	13,084,809
Class S	60,583,395	57,992,898	33,566,369	45,765,779
Class N	100,560	6,321	(945,812)	264,614
Increase (decrease) in net assets from fund share transactions	74,198,117	85,508,807	47,359,290	51,590,887
Total increase (decrease) in net assets	66,455,183	84,887,963	47,061,170	54,573,844
Net assets:
Beginning of year	242,495,238	157,607,275	1,669,193,570	1,614,619,726
End of year	$308,950,421	$242,495,238	$1,716,254,740	$1,669,193,570
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$11,666,450	$10,457,066	$62,127,629	$60,647,561

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Premier Diversified Bond Fund		MassMutual Premier Strategic Income Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Period Ended October 31, 2005*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$18,298,880	$11,939,555	$12,917,364	$8,667,814
Net realized gain (loss) on investment transactions	(2,165,402)	521,035	(4,151,554)	(2,906,154)
Net change in unrealized appreciation (depreciation) on investments	6,010,788	(9,792,399)	5,918,318	(4,306,758)
Net increase (decrease) in net assets resulting from operations	22,144,266	2,668,191	14,684,128	(1,454,902)
Distributions to shareholders (Note 2):
From net investment income:
Class A	(1,245,943)	(819,778)	(270,661)	-
Class L	(5,453,736)	(4,316,558)	(9,083,066)	-
Class Y	(401,819)	(294,427)	(467,504)	-
Class S	(6,956,518)	(4,007,994)	(4,111)	-
Class N	(43,115)	(3,717)	(3,376)	-
Total distributions from net investment income	(14,101,131)	(9,442,474)	(9,828,718)	-
From net realized gains:
Class A	-	(118,105)	-	-
Class L	-	(587,610)	-	-
Class Y	-	(39,763)	-	-
Class S	-	(534,382)	-	-
Class N	-	(603)	-	-
Total distributions from net realized gains	-	(1,280,463)	-	-
Net fund share transactions (Note 5):
Class A	(4,540,211)	12,926,846	9,733,555	4,889,180
Class L	93,049,803	25,400,525	(33,918,413)	240,022,083
Class Y	797,541	3,354,752	(5,392,800)	11,276,099
Class S	49,769,165	57,239,440	625,204	100,100
Class N	(15,500)	1,123,260	359,625	100,534
Increase (decrease) in net assets from fund share transactions	139,060,798	100,044,823	(28,592,829)	256,387,996
Total increase (decrease) in net assets	147,103,933	91,990,077	(23,737,419)	257,842,898
Net assets:
Beginning of year	346,632,797	254,642,720	257,842,898	-
End of year	$493,736,730	$346,632,797	$234,105,479	$257,842,898
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$16,454,541	$11,481,156	$6,339,474	$6,528,825

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier High Yield Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$8,337,898	$6,255,639
Net realized gain (loss) on investment transactions	284,723	786,454
Net change in unrealized appreciation (depreciation) on investments	2,044,580	(3,844,418)
Net increase (decrease) in net assets resulting from operations	10,667,201	3,197,675
Distributions to shareholders (Note 2):
From net investment income:
Class A	(465,098)	(1,708)
Class L	(60,398)	(1,163)
Class Y	(4,270,497)	(905,860)
Class S	(1,677,220)	(40,304)
Class N	(6,500)	(1,023)
Total distributions from net investment income	(6,479,713)	(950,058)
From net realized gains:
Class A	(32,206)	-
Class L	(4,102)	-
Class Y	(294,051)	-
Class S	(113,722)	-
Class N	(501)	-
Total distributions from net realized gains	(444,582)	-
Net fund share transactions (Note 5):
Class A	9,754,819	5,626,559
Class L	2,067,073	364,196
Class Y	13,288,650	(16,303,214)
Class S	7,050,346	24,073,704
Class N	1,768,746	106,408
Increase (decrease) in net assets from fund share transactions	33,929,634	13,867,653
Total increase (decrease) in net assets	37,672,540	16,115,270
Net assets:
Beginning of year	95,016,195	78,900,925
End of year	$132,688,735	$95,016,195
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$7,161,813	$5,313,871

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Premier Balanced Fund		MassMutual Premier Value Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,983,286	$6,388,874	$7,141,866	$10,409,692
Net realized gain (loss) on investment transactions	13,121,303	19,213,506	97,907,740	62,355,711
Net change in unrealized appreciation (depreciation) on investments	7,373,404	(8,420,040)	(41,788,790)	58,534,719
Net increase (decrease) in net assets resulting from operations	26,477,993	17,182,340	63,260,816	131,300,122
Distributions to shareholders (Note 2):
From net investment income:
Class A	(170,929)	(149,248)	(227,714)	(61,451)
Class L	(47,560)	(54,831)	(1,823,939)	(714,566)
Class Y	(47,299)	(48,112)	(53,633)	(18,288)
Class S	(6,174,607)	(6,332,386)	(7,032,969)	(2,645,547)
Class N	(8,024)	(5,345)	(1,887)	(775)
Total distributions from net investment income	(6,448,419)	(6,589,922)	(9,140,142)	(3,440,627)
From net realized gains:
Class A	-	-	(87,707)	-
Class L	-	-	(616,286)	-
Class Y	-	-	(16,793)	-
Class S	-	-	(2,078,066)	-
Class N	-	-	(991)	-
Total distributions from net realized gains	-	-	(2,799,843)	-
Net fund share transactions (Note 5):
Class A	795,297	(6,949)	5,976,493	15,265,556
Class L	(111,706)	(763,725)	(52,492,390)	(49,352,700)
Class Y	14,905	(245,056)	(94,126)	2,957,793
Class S	(43,573,721)	(40,504,796)	(62,928,428)	366,980,494
Class N	(294,265)	(149,274)	515,036	168,865
Increase (decrease) in net assets from fund share transactions	(43,169,490)	(41,669,800)	(109,023,415)	336,020,008
Total increase (decrease) in net assets	(23,139,916)	(31,077,382)	(57,702,584)	463,879,503
Net assets:
Beginning of year	244,230,814	275,308,196	534,603,881	70,724,378
End of year	$221,090,898	$244,230,814	$476,901,297	$534,603,881
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$4,552,872	$4,981,557	$4,938,801	$6,937,077

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Enhanced Index Value Fund		MassMutual Premier Enhanced Index Value Fund II
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,897,234	$1,158,408	$3,585,795	$3,811,530
Net realized gain (loss) on investment transactions	7,628,250	6,065,600	20,696,746	26,686,072
Net change in unrealized appreciation (depreciation) on investments	9,819,334	(1,077,051)	10,132,842	(7,762,567)
Net increase (decrease) in net assets resulting from operations	19,344,818	6,146,957	34,415,383	22,735,035
Distributions to shareholders (Note 2):
From net investment income:
Class A	(73,387)	(399)	(75,770)	(20,199)
Class L	(29,339)	(9,786)	(379,855)	(91,195)
Class Y	(1,180,697)	(198,677)	(27,006)	(6,469)
Class S	(1,799)	(479)	(3,187,452)	(860,250)
Class N	(905)	(336)	(2,532)	(614)
Total distributions from net investment income	(1,286,127)	(209,677)	(3,672,615)	(978,727)
From net realized gains:
Class A	(354,875)	(567)	(755,526)	(19,469)
Class L	(161,810)	(11,699)	(3,207,275)	(78,638)
Class Y	(5,716,148)	(240,233)	(211,722)	(5,251)
Class S	(8,320)	(558)	(23,792,695)	(670,701)
Class N	(8,320)	(558)	(30,285)	(730)
Total distributions from net realized gains	(6,249,473)	(253,615)	(27,997,503)	(774,789)
Net fund share transactions (Note 5):
Class A	2,902,395	1,458,252	399,731	(39,370)
Class L	12,899,995	2,045,042	(5,366,864)	(109,015)
Class Y	20,130,403	34,606,002	58,778	(5,440)
Class S	116,791	100,101	783,856	(21,766,359)
Class N	9,167	100,101	(18,649)	(21,600)
Increase (decrease) in net assets from fund share transactions	36,058,751	38,309,498	(4,143,148)	(21,941,784)
Total increase (decrease) in net assets	47,867,969	43,993,163	(1,397,883)	(960,265)
Net assets:
Beginning of year	82,473,487	38,480,324	181,473,593	182,433,858
End of year	$130,341,456	$82,473,487	$180,075,710	$181,473,593
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$1,485,184	$928,757	$2,664,762	$2,865,242

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Premier Enhanced Index Core Equity Fund		MassMutual Premier Main Street Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Period Ended October 31, 2005*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$472,986	$475,036	$3,916,419	$3,193,960
Net realized gain (loss) on investment transactions	2,967,916	3,059,236	18,372,597	(2,936,157)
Net change in unrealized appreciation (depreciation) on investments	2,373,755	(647,566)	29,278,031	5,368,854
Net increase (decrease) in net assets resulting from operations	5,814,657	2,886,706	51,567,047	5,626,657
Distributions to shareholders (Note 2):
From net investment income:
Class A	(3,624)	(468)	(56,482)	-
Class L	(8,089)	(512)	(1,087,995)	-
Class Y	(394,466)	(161,651)	(1,296)	-
Class S	(1,413)	(547)	(2,985,168)	-
Class N	(608)	(416)	(593)	-
Total distributions from net investment income	(408,200)	(163,594)	(4,131,534)	-
From net realized gains:
Class A	-	-	-	-
Class L	-	-	-	-
Class Y	-	-	-	-
Class S	-	-	-	-
Class N	-	-	-	-
Total distributions from net realized gains	-	-	-	-
Tax return of capital
Class L	-	-	-	-
Class Y	-	-	-	-
Class S	-	-	-	-
Total distributions from tax return of capital	-	-	-	-
Net fund share transactions (Note 5):
Class A	2,193,371	330,783	7,530,957	4,476,253
Class L	(55,309)	685,157	(5,732,519)	97,855,761
Class Y	3,178,719	(1,092,421)	1	100,100
Class S	71,381	99,608	(14,886,752)	225,303,663
Class N	1	100,100	448	100,100
Increase (decrease) in net assets from fund share transactions	5,388,163	123,227	(13,087,865)	327,835,877
Total increase (decrease) in net assets	10,794,620	2,846,339	34,347,648	333,462,534
Net assets:
Beginning of year	32,863,680	30,017,341	333,462,534	-
End of year	$43,658,300	$32,863,680	$367,810,182	$333,462,534
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$356,961	$307,543	$2,973,530	$3,191,083

*  Fund commenced operations on December 31, 2004.

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Capital Appreciation Fund		MassMutual Premier Core Growth Fund
	Year Ended October 31, 2006	Period Ended October 31, 2005*	Year Ended October 31, 2006	Year Ended October 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$93,474	$1,883,017	$46,800	$723,402
Net realized gain (loss) on investment transactions	(4,740,629)	(15,507,499)	9,177,424	3,561,976
Net change in unrealized appreciation (depreciation) on investments	81,679,325	20,179,283	(8,877,438)	2,559,115
Net increase (decrease) in net assets resulting from operations	77,032,170	6,554,801	346,786	6,844,493
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-	(985)	(390)
Class L	(43,458)	-	(418)	(433)
Class Y	(137,319)	-	(576)	(458)
Class S	(1,673,287)	-	(494,400)	(362,242)
Class N	-	-	-	(338)
Total distributions from net investment income	(1,854,064)	-	(496,379)	(363,861)
From net realized gains:
Class A	-	-	-	-
Class L	-	-	-	-
Class Y	-	-	-	-
Class S	-	-	-	-
Class N	-	-	-	-
Total distributions from net realized gains	-	-	-	-
Tax return of capital
Class L	(3,868)	-	-	-
Class Y	(12,221)	-	-	-
Class S	(148,916)	-	-	-
Total distributions from tax return of capital	(165,005)	-	-	-
Net fund share transactions (Note 5):
Class A	(3,250,383)	291,807,732	233,563	107,611
Class L	11,614,452	9,936,100	3,058	100,100
Class Y	19,044,987	23,599,542	1	100,100
Class S	14,893,965	481,385,291	(9,114,129)	1,003,678
Class N	534,111	415,685	1,055	100,100
Increase (decrease) in net assets from fund share transactions	42,837,132	807,144,350	(8,876,452)	1,411,589
Total increase (decrease) in net assets	117,850,233	813,699,151	(9,026,045)	7,892,221
Net assets:
Beginning of year	813,699,151	-	85,196,019	77,303,798
End of year	$931,549,384	$813,699,151	$76,169,974	$85,196,019
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$-	$1,788,923	$-	$359,541

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Premier Enhanced Index Growth Fund		MassMutual Premier Discovery Value Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Period Ended October 31, 2006*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$253,229	$208,795	$118,966
Net realized gain (loss) on investment transactions	2,037,579	1,463,051	1,017,999
Net change in unrealized appreciation (depreciation) on investments	2,970,152	407,631	525,145
Net increase (decrease) in net assets resulting from operations	5,260,960	2,079,477	1,662,110
Distributions to shareholders (Note 2):
From net investment income:
Class A	(4,211)	(482)	(50)
Class L	(306)	(526)	(71)
Class Y	(144,650)	(117,661)	(84)
Class S	(521)	(561)	(8,901)
Class N	-	(429)	(16)
Total distributions from net investment income	(149,688)	(119,659)	(9,122)
From net realized gains:
Class A	-	-	-
Class L	-	-	-
Class Y	-	-	-
Class S	-	-	-
Class N	-	-	-
Total distributions from net realized gains	-	-	-
Net fund share transactions (Note 5):
Class A	1,328,327	215,118	141,240
Class L	7,955,746	100,101	100,100
Class Y	14,276,591	10,097,702	100,100
Class S	208,982	100,101	10,315,972
Class N	-	100,100	100,100
Increase (decrease) in net assets from fund share transactions	23,769,646	10,613,122	10,757,512
Total increase (decrease) in net assets	28,880,918	12,572,940	12,410,500
Net assets:
Beginning of year	33,886,011	21,313,071	-
End of year	$62,766,929	$33,886,011	$12,410,500
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$183,574	$88,787	$108,450

*  Fund commenced operations on December 1, 2005.

**  Fund commenced operations on September 27, 2006.

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier Small Capitalization Value Fund		MassMutual Premier Main Street Small Cap Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Period Ended October 31, 2006**
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(92,703)	$(80,471)	$2,424
Net realized gain (loss) on investment transactions	10,163,097	3,803,918	39,320
Net change in unrealized appreciation (depreciation) on investments	5,501,025	2,596,232	410,521
Net increase (decrease) in net assets resulting from operations	15,571,419	6,319,679	452,265
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-	-
Class L	-	-	-
Class Y	-	-	-
Class S	-	-	-
Class N	-	-	-
Total distributions from net investment income	-	-	-
From net realized gains:
Class A	(175,973)	-	-
Class L	(66,250)	-	-
Class Y	(22,814)	-	-
Class S	(3,404,418)	-	-
Class N	(3,743)	-	-
Total distributions from net realized gains	(3,673,198)	-	-
Net fund share transactions (Note 5):
Class A	748,025	2,716,954	100,000
Class L	(1,609,146)	1,667,947	100,000
Class Y	1,213,937	632,143	100,000
Class S	1,823,084	(7,955,053)	9,600,000
Class N	1,273,080	100,386	100,000
Increase (decrease) in net assets from fund share transactions	3,448,980	(2,837,623)	10,000,000
Total increase (decrease) in net assets	15,347,201	3,482,056	10,452,265
Net assets:
Beginning of year	106,199,452	102,717,396	-
End of year	$121,546,653	$106,199,452	$10,452,265
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$13,100	$-	$2,298

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Changes in Net Assets

	MassMutual Premier Small Company Opportunities Fund		MassMutual Premier Global Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Period Ended October 31, 2005***
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$66,245	$(637,947)	$7,912,617	$3,505,558
Net realized gain (loss) on investment transactions	174,815,355	71,282,898	18,726,985	(1,209,988)
Net change in unrealized appreciation (depreciation) on investments	(96,943,957)	70,362,093	92,477,429	32,132,824
Net increase (decrease) in net assets resulting from operations	77,937,643	141,007,044	119,117,031	34,428,394
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-	(94,992)	-
Class L	-	-	(1,713,963)	-
Class Y	-	-	(29,266)	-
Class S	-	-	(3,170,093)	-
Class N	-	-	(451)	-
Total distributions from net investment income	-	-	(5,008,765)	-
From net realized gains:
Class A	(31,055,958)	(126,187)	-	-
Class L	(7,501,295)	(22,475)	-	-
Class Y	(1,080,685)	(3,414)	-	-
Class S	(30,147,036)	(109,065)	-	-
Class N	(11,953)	(37)	-	-
Total distributions from net realized gains	(69,796,927)	(261,178)	-	-
Net fund share transactions (Note 5):
Class A	(177,816,763)	(146,859,059)	22,474,285	6,317,070
Class L	(15,438,931)	83,362,102	1,386,081	231,954,104
Class Y	(8,054,825)	13,718,004	1,010,733	2,992,388
Class S	(44,339,618)	340,099,311	(2,484,689)	351,643,412
Class N	28	131,357	216,844	265,352
Increase (decrease) in net assets from fund share transactions	(245,650,109)	290,451,715	22,603,254	593,172,326
Total increase (decrease) in net assets	(237,509,393)	431,197,581	136,711,520	627,600,720
Net assets:
Beginning of year	883,435,307	452,237,726	627,600,720	-
End of year	$645,925,914	$883,435,307	$764,312,240	$627,600,720
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$(12,159)	$(15,383)	$6,275,603	$3,155,785

*  Fund commenced operations on December 1, 2005.

***  Fund commenced operations on December 31, 2004.

The accompanying notes are an integral part of the financial statements.

	MassMutual Premier International Equity Fund		MassMutual Premier Focused International Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Period Ended October 31, 2006*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$9,384,488	$5,806,118	$66,691
Net realized gain (loss) on investment transactions	97,124,363	60,726,483	123,969
Net change in unrealized appreciation (depreciation) on investments	131,183,221	95,505,982	1,398,793
Net increase (decrease) in net assets resulting from operations	237,692,072	162,038,583	1,589,453
Distributions to shareholders (Note 2):
From net investment income:
Class A	(453,512)	-	-
Class L	(2,314,307)	-	-
Class Y	(661,608)	(22,285)	-
Class S	(7,164,613)	(267,749)	-
Class N	(957)	-	-
Total distributions from net investment income	(10,594,997)	(290,034)	-
From net realized gains:
Class A	-	-	-
Class L	-	-	-
Class Y	-	-	-
Class S	-	-	-
Class N	-	-	-
Total distributions from net realized gains	-	-	-
Net fund share transactions (Note 5):
Class A	14,713,208	(125,971)	3,552,052
Class L	(146,851,689)	60,228	9,508,524
Class Y	(443,224)	10,907,710	150,364
Class S	42,411,250	(21,633,169)	4,882,392
Class N	(350)	611	123,442
Increase (decrease) in net assets from fund share transactions	(90,170,805)	(10,790,591)	18,216,774
Total increase (decrease) in net assets	136,926,270	150,957,958	19,806,227
Net assets:
Beginning of year	946,931,710	795,973,752	-
End of year	$1,083,857,980	$946,931,710	$19,806,227
Undistributed net investment income (distributions in excess of net investment income) included in net assets at the end of the year	$1,740,712	$1,413,570	$14,329

MassMutual Premier Money Market Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 10/31/06	Year ended 10/31/05	Period ended 10/31/04©©		Year ended 12/31/03		Year ended 12/31/02†	Year ended 12/31/01†
Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations:
Net investment income	0.04 ***	0.02 ***	0.00	***††	0.00	***††	0.01 ***	0.03 ***
Net realized and unrealized gain on investments	-	-	0.00	††	0.00	††	0.00 ††	0.00 ††
Total income from investment operations	0.04	0.02	0.00		0.00		0.01	0.03
Less distributions to shareholders:
From net investment income	(0.04)	(0.02)	(0.00	)††	(0.00	)††	(0.01)	(0.03)
From net realized gains	-	-	(0.00	)††	(0.00	)††	-	-
Total distributions	(0.04)	(0.02)	-		(0.00)		(0.01)	(0.03)
Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00
Total Return(a)	4.09%	2.09%	0.28	% **	0.20%		0.92%	3.62%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$187,991	$90,342	$82,439		$78,968		$90,331	$90,121

Ratio of expenses to average daily net assets:

Before expense waiver	0.98%		0.95%		0.98	% *	0.95%		0.95%	0.96%
After expense waiver	0.77	% #	0.77	% #	0.86	% *#	0.94	% #	N/A	N/A
Net investment income to average daily net assets	4.11%		2.07%		0.34	% *	0.21%		0.92%	3.28%
	Class L
	Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©©		Year ended 12/31/03		Year ended 12/31/02†	Year ended 12/31/01†
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations:
Net investment income	0.04	***	0.02	***	0.00	***††	0.00	***††	0.01 ***	0.04 ***
Net realized and unrealized gain on investments	-		-		0.00	††	0.00	††	0.00 ††	0.00 ††
Total income from investment operations	0.04		0.02		0.00		0.00		0.01	0.04
Less distributions to shareholders:
From net investment income	(0.04)		(0.02)		(0.00	)††	(0.00	)††	(0.01)	(0.04)
From net realized gains	-		-		(0.00	)††	(0.00	)††	-	-
Total distributions	(0.04)		(0.02)		-		(0.00)		(0.01)	(0.04)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Total Return(a)	4.35%		2.34%		0.47	% **	0.44%		1.19%	3.88%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$81,374		$63,462		$61,345		$55,400		$66,906	$53,151

Ratio of expenses to average daily net assets:

Before expense waiver	0.73%		0.70%		0.74	% *	0.70%	0.70%	0.71%
After expense waiver	0.52	% #	0.52	% #	0.63	% *#	N/A	N/A	N/A
Net investment income to average daily net assets	4.32%		2.32%		0.56	% *	0.44%	1.17%	3.58%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Amounts have been restated to reflect stock splits.

††  Net investment income, net realized and unrealized gain (loss) on investments, distributions from net investment income and distributions from net realized gains are less than $0.01 per share.

©©  For the period from January 1, 2004 through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Money Market Fund – Financial Statements (Continued)

The accompanying notes are an integral part of the financial statements.

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 10/31/06	Year ended 10/31/05	Period ended 10/31/04©©		Year ended 12/31/03		Year ended 12/31/02†	Year ended 12/31/01†
Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations:
Net investment income	0.04 ***	0.02 ***	0.01	***	0.01	***	0.01 ***	0.04 ***
Net realized and unrealized gain on investments	-	-	0.00	††	0.00	††	0.01	0.00 ††
Total income from investment operations	0.04	0.02	0.01		0.01		0.02	0.04
Less distributions to shareholders:
From net investment income	(0.04)	(0.02)	(0.01)		(0.01)		(0.02)	(0.04)
From net realized gains	-	-	(0.00	)††	(0.00	)††	-	-
Total distributions	(0.04)	(0.02)	(0.01)		(0.01)		(0.02)	(0.04)
Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00
Total Return(a)	4.32%	2.31%	0.51	% **	0.59%		1.33%	4.04%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$111,314	$76,384	$123,384		$90,362		$107,089	$84,481

Ratio of expenses to average daily net assets:

Before expense waiver	0.58%		0.55%		0.59	% *	0.55%	0.55%	0.56%
After expense waiver	0.55	% #	0.55	% #	N/A		N/A	N/A	N/A
Net investment income to average daily net assets	4.31%		2.20%		0.64	% *	0.59%	1.31%	3.87%
	Class S
	Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©©		Year ended 12/31/03	Year ended 12/31/02†	Year ended 12/31/01†
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	0.04	***	0.02	***	0.01	***	0.01 ***	0.01 ***	0.04 ***
Net realized and unrealized gain on investments	-		-		0.00	††	0.00 ††	0.01	0.00 ††
Total income from investment operations	0.04		0.02		0.01		0.01	0.02	0.04
Less distributions to shareholders:
From net investment income	(0.04)		(0.02)		(0.01)		(0.01)	(0.02)	(0.04)
From net realized gains	-		-		(0.00	)††	(0.00)††	-	-
Total distributions	(0.04)		(0.02)		(0.01)		(0.01)	(0.02)	(0.04)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00
Total Return(a)	4.42%		2.42%		0.59	% **	0.69%	1.42%	4.14%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$249,221		$214,152		$255,835		$269,275	$332,076	$392,587

Ratio of expenses to average daily net assets:

Before expense waiver	0.48%		0.45%		0.48	% *	0.45%	0.45%	0.45%
After expense waiver	0.45	% #	0.45	% #	N/A		N/A	N/A	N/A
Net investment income to average daily net assets	4.36%		2.36%		0.70	% *	0.70%	1.43%	4.03%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Amounts have been restated to reflect stock splits.

††  Net investment income, net realized and unrealized gain (loss) on investments, distributions from net investment income and distributions from net realized gains are less than $0.01 per share.

©©  For the period from January 1, 2004 through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Premier Short-Duration Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(c)
Net asset value, beginning of period	$10.21		$10.52		$10.27		$10.34	$10.03	$9.98
Income (loss) from investment operations:
Net investment income	0.39	***	0.32	***	0.27	***	0.34 ***	0.40 ***	0.49 ***
Net realized and unrealized gain (loss) on investments	0.01		(0.23)		(0.02)		(0.01)	0.32	0.10
Total income from investment operations	0.40		0.09		0.25		0.33	0.72	0.59
Less distributions to shareholders:
From net investment income	(0.38)		(0.37)		-		(0.40)	(0.41)	(0.54)
From net realized gains	-		(0.03)		-		-	-	-
Total distributions	(0.38)		(0.40)		-		(0.40)	(0.41)	(0.54)
Net asset value, end of period	$10.23		$10.21		$10.52		$10.27	$10.34	$10.03
Total Return(a)	4.09	% (b)	0.88	% (b)	2.43	% (b)**	3.22%	7.19%	5.94%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$73,351		$64,617		$59,552		$43,144	$21,199	$11,473

Ratio of expenses to average daily net assets:

Before expense waiver	1.00%		0.99%		0.99	% *	0.99%	0.99%	0.99%
After expense waiver	0.92	% #	0.92	% #	0.95	% *#	N/A	N/A	N/A
Net investment income to average daily net assets	3.91%		3.17%		3.14	% *	3.20%	3.88%	4.67%
Portfolio turnover rate	156%		114%		78	% **	41%	19%	24%
	Class L
	Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(c)
Net asset value, beginning of period	$10.23		$10.53		$10.27		$10.32	$10.01	$9.95
Income (loss) from investment operations:
Net investment income	0.42	***	0.35	***	0.29	***	0.36 ***	0.43 ***	0.51 ***
Net realized and unrealized gain (loss) on investments	0.02		(0.23)		(0.03)		0.01	0.32	0.10
Total income from investment operations	0.44		0.12		0.26		0.37	0.75	0.61
Less distributions to shareholders:
From net investment income	(0.41)		(0.39)		-		(0.42)	(0.44)	(0.55)
From net realized gains	-		(0.03)		-		-	-	-
Total distributions	(0.41)		(0.42)		-		(0.42)	(0.44)	(0.55)
Net asset value, end of period	$10.26		$10.23		$10.53		$10.27	$10.32	$10.01
Total Return(a)	4.41%		1.20%		2.53	% **	3.55%	7.47%	6.16%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$174,021		$196,942		$196,397		$183,757	$139,555	$77,789

Ratio of expenses to average daily net assets:

Before expense waiver	0.75%		0.74%		0.74	% *	0.74%	0.74%	0.74%
After expense waiver	0.67	% #	0.67	% #	0.70	% * #	N/A	N/A	N/A
Net investment income to average daily net assets	4.14%		3.44%		3.35	% *	3.46%	4.13%	4.96%
Portfolio turnover rate	156%		114%		78	% **	41%	19%	24%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

©  For the period from January 1, 2004 through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

(c)  The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income per share of $0.02, an increase to net realized and unrealized gains and losses per share of $0.02, and a decrease of the ratio of net investment income to average net assets of 0.20%.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)
Net asset value, beginning of period	$10.27		$10.58		$10.30		$10.37	$10.05	$9.99
Income (loss) from investment operations:
Net investment income	0.43	***	0.36	***	0.30	***	0.38 ***	0.44 ***	0.53 ***
Net realized and unrealized gain (loss) on investments	0.02		(0.24)		(0.02)		(0.02)	0.34	0.10
Total income from investment operations	0.45		0.12		0.28		0.36	0.78	0.63
Less distributions to shareholders:
From net investment income	(0.42)		(0.40)		-		(0.43)	(0.46)	(0.57)
From net realized gains	-		(0.03)		-		-	-	-
Total distributions	(0.42)		(0.43)		-		(0.43)	(0.46)	(0.57)
Net asset value, end of period	$10.30		$10.27		$10.58		$10.30	$10.37	$10.05
Total Return(a)	4.48%		1.17%		2.72	% **	3.50%	7.73%	6.35%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$80,419		$68,287		$49,563		$55,458	$42,750	$14,733
Ratio of expenses to average daily net assets:
Before expense waiver	0.60%		0.59%		0.59	% *	0.59%	0.59%	0.59%
After expense waiver	0.59	% #	0.59	% #	N/A		N/A	N/A	N/A
Net investment income to average daily net assets	4.24%		3.48%		3.45	% *	3.60%	4.24%	5.08%
Portfolio turnover rate	156%		114%		78	% **	41%	19%	24%
	Class S
	Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)
Net asset value, beginning of period	$10.34		$10.64		$10.36		$10.41	$10.08	$10.01
Income (loss) from investment operations:
Net investment income	0.44	***	0.37	***	0.30	***	0.39 ***	0.45 ***	0.54 ***
Net realized and unrealized gain (loss) on investments	0.01		(0.24)		(0.02)		(0.01)	0.33	0.10
Total income from investment operations	0.45		0.13		0.28		0.38	0.78	0.64
Less distributions to shareholders:
From net investment income	(0.42)		(0.40)		-		(0.43)	(0.45)	(0.57)
From net realized gains	-		(0.03)		-		-	-	-
Total distributions	(0.42)		(0.43)		-		(0.43)	(0.45)	(0.57)
Net asset value, end of period	$10.37		$10.34		$10.64		$10.36	$10.41	$10.08
Total Return(a)	4.51%		1.33%		2.70	% **	3.68%	7.75%	6.42%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$184,830		$157,275		$128,695		$127,246	$146,276	$161,988
Ratio of expenses to average daily net assets:
Before expense waiver	0.55%		0.54%		0.54	% *	0.54%	0.54%	0.54%
After expense waiver	0.54	% #	0.54	% #	N/A		N/A	N/A	N/A
Net investment income to average daily net assets	4.29%		3.54%		3.48	% *	3.67%	4.38%	5.19%
Portfolio turnover rate	156%		114%		78	% **	41%	19%	24%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

©  For the period from January 1, 2004 through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income per share of $0.02, an increase to net realized and unrealized gains and losses per share of $0.02, and a decrease of the ratio of net investment income to average net assets of 0.20%.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03		Period ended 12/31/02©©
Net asset value, beginning of period	$10.16		$10.47		$10.25		$10.30		$10.31
Income (loss) from investment operations:
Net investment income (loss)	0.36	***	0.24	***	0.25	***	0.31	***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	0.03		(0.19)		(0.03)		(0.00	)†	(0.01)
Total income (loss) from investment operations	0.39		0.05		0.22		0.31		(0.01)
Less distributions to shareholders:
From net investment income	(0.35)		(0.33)		-		(0.36)		-
Tax return of capital	-		(0.03)		-		-		-
Total distributions	(0.35)		(0.36)		-		(0.36)		-
Net asset value, end of period	$10.20		$10.16		$10.47		$10.25		$10.30
Total Return(a)	3.74	% (b)	0.62	% (b)	2.15	% (b)**	2.98	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$103		$103		$106		$104		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.30%		1.29%		1.29	% *	1.29%		-	‡
After expense waiver	1.22	% #	1.22	% #	1.25	% *#	N/A		N/A
Net investment income to average daily net assets	3.61%		2.39%		2.92	% *	2.92%		-	‡
Portfolio turnover rate	156%		114%		78	% **	41%		19	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment loss and net realized and unrealized loss on investments are less than $0.01 per share.

©  For the period from January 1,2004 through October 31, 2004.

©©  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes contingent deferred sales charges and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected Bond Fund – Financial Statements (Continued)

The accompanying notes are an integral part of the financial statements.

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04††		Period ended 12/31/03©
Net asset value, beginning of period	$10.51		$10.60		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.45	***	0.69	***	0.36	***	-
Net realized and unrealized gain (loss) on investments	(0.24)		(0.48)		0.24		-
Total income from investment operations	0.21		0.21		0.60		0.00
Less distributions to shareholders:
From net investment income	(0.52)		(0.29)		-		-
From net realized gains	(0.01)		(0.01)		-		-
Total distributions	(0.53)		(0.30)		-		-
Net asset value, end of period	$10.19		$10.51		$10.60		$10.00
Total Return(a)	2.07	% (b)	1.95	% (b)	6.00	%**(b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$20,591		$15,983		$4,447		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.04%		1.04%		1.11	%*	-	‡
After expense waiver	N/A		N/A		1.08	%*#	N/A
Net investment income to average daily net assets	4.50%		6.52%		4.11	%*	-	‡
Portfolio turnover rate	4%		7%		4	%**	N/A
	Class L
	Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04††		Period ended 12/31/03©
Net asset value, beginning of period	$10.59		$10.66		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.46	***	0.46	***	0.33	***	-
Net realized and unrealized gain (loss) on investments	(0.23)		(0.23)		0.33		-
Total income from investment operations	0.23		0.23		0.66		0.00
Less distributions to shareholders:
From net investment income	(0.53)		(0.29)		-		-
From net realized gains	(0.01)		(0.01)		-		-
Total distributions	(0.54)		(0.30)		-		-
Net asset value, end of period	$10.28		$10.59		$10.66		$10.00
Total Return(a)	2.29%		2.22%		6.60	%**	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$5,232		$4,977		$2,095		$1
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%		0.79%		0.86	%*	-	‡
After expense waiver	N/A		N/A		0.83	%*#	N/A
Net investment income to average daily net assets	4.52%		4.32%		3.82	%*	-	‡
Portfolio turnover rate	4%		7%		4	%**	N/A

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

©  The Fund commenced operations on December 31, 2003.

††  For the period from January 1, 2004 through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

‡  Amounts are de minimis due to short period of operations.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as they set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

MassMutual Premier Inflation-Protected Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 10/31/06	Year ended 10/31/05	Period ended 10/31/04††		Period ended 12/31/03©
Net asset value, beginning of period	$10.61	$10.67	$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.49 ***	0.56 ***	0.34	***	-
Net realized and unrealized gain (loss) on investments	(0.23)	(0.31)	0.33		-
Total income from investment operations	0.26	0.25	0.67		0.00
Less distributions to shareholders:
From net investment income	(0.55)	(0.30)	-		-
From net realized gains	(0.01)	(0.01)	-		-
Total distributions	(0.56)	(0.31)	-		-
Net asset value, end of period	$10.31	$10.61	$10.67		$10.00
Total Return(a)	2.53%	2.32%	6.70	%**	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$85,267	$79,985	$66,938		$1
Ratio of expenses to average daily net assets:
Before expense waiver	0.64%	0.64%	0.71	%*	-	‡
After expense waiver	N/A	N/A	0.68	%*#	N/A
Net investment income to average daily net assets	4.81%	5.27%	3.92	%*	-	‡
Portfolio turnover rate	4%	7%	4	%**	N/A
	Class S
	Year ended 10/31/06	Year ended 10/31/05	Period ended 10/31/04††		Period ended 12/31/03©
Net asset value, beginning of period	$10.63	$10.68	$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.50 ***	0.56 ***	0.34	***	-
Net realized and unrealized gain (loss) on investments	(0.23)	(0.30)	0.34		-
Total income from investment operations	0.27	0.26	0.68		0.00
Less distributions to shareholders:
From net investment income	(0.56)	(0.30)	-		-
From net realized gains	(0.01)	(0.01)	-		-
Total distributions	(0.57)	(0.31)	-		-
Net asset value, end of period	$10.33	$10.63	$10.68		$10.00
Total Return(a)	2.63%	2.49%	6.80	%**	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$197,648	$141,438	$84,021		$10,521
Ratio of expenses to average daily net assets:
Before expense waiver	0.54%	0.54%	0.61	%*	-	‡
After expense waiver	N/A	N/A	0.58	%*#	N/A
Net investment income to average daily net assets	4.95%	5.24%	3.90	%*	-	‡
Portfolio turnover rate	4%	7%	4	%**	N/A

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

©  The Fund commenced operations on December 31, 2003.

††  For the period from January 1, 2004 through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

‡  Amounts are de minimis due to short period of operations.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as they set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04††		Period ended 12/31/03©
Net asset value, beginning of period	$10.55		$10.61		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.41	***	0.48	***	0.22	***	-
Net realized and unrealized gain (loss) on investments	(0.23)		(0.31)		0.39		-
Total income from investment operations	0.18		0.17		0.61		0.00
Less distributions to shareholders:
From net investment income	(0.47)		(0.22)		-		-
From net realized gains	(0.01)		(0.01)		-		-
Total distributions	(0.48)		(0.23)		-		-
Net asset value, end of period	$10.25		$10.55		$10.61		$10.00
Total Return(a)	1.77	% (b)	1.60	% (b)	6.10	%**(b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$212		$113		$107		$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.35%		1.34%		1.41	%*	-	‡
After expense waiver	N/A		N/A		1.38	%*#	N/A
Net investment income to average daily net assets	4.00%		4.49%		2.62	%*	-	‡
Portfolio turnover rate	4%		7%		4	%**	N/A

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

©  The Fund commenced operations on December 31, 2003.

††  For the period from January 1, 2004 through October 31, 2004.

‡  Amounts are de minimis due to short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as they set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a contingent deferred sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(c)
Net asset value, beginning of period	$10.88		$10.88		$10.93		$11.18	$10.76	$10.65
Income (loss) from investment operations:
Net investment income	0.44	***	0.39	***	0.31	***	0.36 ***	0.48 ***	0.56 ***
Net realized and unrealized gain (loss) on investments	0.02		(0.32)		0.10		0.17	0.42	0.21
Total income from investment operations	0.46		0.07		0.41		0.53	0.90	0.77
Less distributions to shareholders:
From net investment income	(0.47)		(0.07)		(0.36)		(0.63)	(0.45)	(0.57)
From net realized gains	-		-		(0.10)		(0.15)	(0.03)	(0.09)
Total distributions	(0.47)		(0.07)		(0.46)		(0.78)	(0.48)	(0.66)
Net asset value, end of period	$10.87		$10.88		$10.88		$10.93	$11.18	$10.76
Total Return(a)	4.31	% (b)	0.64	% (b)	3.74	% **(b)	4.78%	8.28%	7.32%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$217,383		$239,708		$227,160		$204,591	$156,727	$61,179
Ratio of expenses to average daily net assets:
Before expense waiver	1.04%		1.03%		1.05	% *	1.04%	1.04%	1.05%
After expense waiver	0.96	% #	0.95	% #	1.00	% *#	N/A	N/A	N/A
Net investment income to average daily net assets	4.13%		3.62%		3.40	% *	3.17%	4.34%	5.03%
Portfolio turnover rate	197%		219%		178	% **	146%	187%	68%
	Class L
	Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(c)
Net asset value, beginning of period	$10.95		$10.94		$10.98		$11.22	$10.79	$10.66
Income (loss) from investment operations:
Net investment income	0.47	***	0.42	***	0.33	***	0.39 ***	0.52 ***	0.60 ***
Net realized and unrealized gain (loss) on investments	0.01		(0.33)		0.11		0.18	0.40	0.21
Total income from investment operations	0.48		0.09		0.44		0.57	0.92	0.81
Less distributions to shareholders:
From net investment income	(0.49)		(0.08)		(0.38)		(0.66)	(0.46)	(0.59)
From net realized gains	-		-		(0.10)		(0.15)	(0.03)	(0.09)
Total distributions	(0.49)		(0.08)		(0.48)		(0.81)	(0.49)	(0.68)
Net asset value, end of period	$10.94		$10.95		$10.94		$10.98	$11.22	$10.79
Total Return(a)	4.55%		0.79%		4.02	% **	5.09%	8.49%	7.62%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$425,017		$385,684		$405,695		$348,158	$289,553	$174,896
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%		0.79%		0.80	% *	0.79%	0.79%	0.80%
After expense waiver	0.71	% #	0.71	% #	0.75	% *#	N/A	N/A	N/A
Net investment income to average daily net assets	4.37%		3.86%		3.62	% *	3.42%	4.62%	5.32%
Portfolio turnover rate	197%		219%		178	% **	146%	187%	68%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

©  For the period from January 1, 2004 through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

(c)  The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of $0.01 per share, an increase to net realized and unrealized gains and losses of $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.09%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)
Net asset value, beginning of period	$10.99		$10.97		$11.01		$11.25	$10.82	$10.68
Income (loss) from investment operations:
Net investment income	0.48	***	0.43	***	0.34	***	0.41 ***	0.54 ***	0.62 ***
Net realized and unrealized gain (loss) on investments	0.01		(0.33)		0.11		0.17	0.40	0.21
Total income from investment operations	0.49		0.10		0.45		0.58	0.94	0.83
Less distributions to shareholders:
From net investment income	(0.50)		(0.08)		(0.39)		(0.67)	(0.48)	(0.60)
From net realized gains	-		-		(0.10)		(0.15)	(0.03)	(0.09)
Total distributions	(0.50)		(0.08)		(0.49)		(0.82)	(0.51)	(0.69)
Net asset value, end of period	$10.98		$10.99		$10.97		$11.01	$11.25	$10.82
Total Return(a)	4.60%		0.90%		4.11	% **	5.23%	8.61%	7.84%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$212,477		$214,159		$200,216		$153,913	$172,997	$108,395
Ratio of expenses to average daily net assets:
Before expense waiver	0.64%		0.64%		0.65	% *	0.64%	0.64%	0.65%
After expense waiver	0.64	% #	0.64	% #	N/A		N/A	N/A	N/A
Net investment income to average daily net assets	4.44%		3.93%		3.71	% *	3.58%	4.79%	5.49%
Portfolio turnover rate	197%		219%		178	% **	146%	187%	68%
	Class S
	Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)
Net asset value, beginning of period	$11.04		$11.02		$11.06		$11.29	$10.85	$10.70
Income (loss) from investment operations:
Net investment income	0.48	***	0.44	***	0.35	***	0.42 ***	0.54 ***	0.63 ***
Net realized and unrealized gain (loss) on investments	0.03		(0.34)		0.10		0.18	0.41	0.21
Total income from investment operations	0.51		0.10		0.45		0.60	0.95	0.84
Less distributions to shareholders:
From net investment income	(0.51)		(0.08)		(0.39)		(0.68)	(0.48)	(0.60)
From net realized gains	-		-		(0.10)		(0.15)	(0.03)	(0.09)
Total distributions	(0.51)		(0.08)		(0.49)		(0.83)	(0.51)	(0.69)
Net asset value, end of period	$11.04		$11.04		$11.02		$11.06	$11.29	$10.85
Total Return(a)	4.64%		1.00%		4.11	% **	5.32%	8.71%	7.92%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$861,000		$828,275		$780,442		$814,837	$1,252,515	$887,641
Ratio of expenses to average daily net assets:
Before expense waiver	0.59%		0.59%		0.60	% *	0.59%	0.59%	0.60%
After expense waiver	0.59	% #	0.59	% #	N/A		N/A	N/A	N/A
Net investment income to average daily net assets	4.49%		3.98%		3.75	% *	3.62%	4.83%	5.61%
Portfolio turnover rate	197%		219%		178	% **	146%	187%	68%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

©  For the period from January 1, 2004 through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of $0.01 per share, an increase to net realized and unrealized gains and losses of $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.09%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©©		Year ended 12/31/03		Year ended 12/31/02©
Net asset value, beginning of period	$10.76		$10.79		$10.84		$11.15		$11.16
Income (loss) from investment operations:
Net investment income (loss)	0.40	***	0.36	***	0.29	***	0.34	***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	0.00	†	(0.33)		0.08		0.16		(0.01)
Total income (loss) from investment operations	0.40		0.03		0.37		0.50		(0.01)
Less distributions to shareholders:
From net investment income	(0.43)		(0.06)		(0.32)		(0.66)		-
From net realized gains	-		-		(0.10)		(0.15)		-
Total distributions	(0.43)		(0.06)		(0.42)		(0.81)		-
Net asset value, end of period	$10.73		$10.76		$10.79		$10.84		$11.15
Total Return(a)	3.86	% (b)	0.30	% (b)	3.45	% **(b)	4.51	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$377		$1,367		$1,107		$1,215		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.36%		1.36%		1.34	% *	1.36%		-	‡
After expense waiver	1.28	% #	1.28	% #	1.30	% *#	N/A		N/A
Net investment income to average daily net assets	3.77%		3.30%		3.13	% *	2.94%		-	‡
Portfolio turnover rate	197%		219%		178	% **	146%		187	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Rounds to less than $0.01 per share.

©  Class N commenced operations on December 31, 2002.

©©  For the period January 1, 2004 through October 31, 2004.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02		Year ended 12/31/01(c)
Net asset value, beginning of period	$10.75		$11.07		$10.63		$10.04	$9.69		$9.57
Income (loss) from investment operations:
Net investment income	0.44	***	0.39	***	0.33	***	0.44 ***	0.46	***	0.57	***
Net realized and unrealized gain (loss) on investments	0.05		(0.30)		0.11		0.36	0.29		0.08
Total income from investment operations	0.49		0.09		0.44		0.80	0.75		0.65
Less distributions to shareholders:
From net investment income	(0.39)		(0.36)		-		(0.18)	(0.40)		(0.53)
From net realized gains	-		(0.05)		-		(0.03)	-		-
Total distributions	(0.39)		(0.41)		-		(0.21)	(0.40)		(0.53)
Net asset value, end of period	$10.85		$10.75		$11.07		$10.63	$10.04		$9.69
Total Return(a)	4.72	% (b)	0.83	% (b)	4.14	%**(b)	7.95%	7.78%		6.69%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$33,904		$38,218		$26,001		$12,221	$18,401		$4,094
Ratio of expenses to average daily net assets:
Before expense waiver	1.15%		1.15%		1.11	%*	1.14%	1.16%		1.11%
After expense waiver	0.99	% #	0.99	% #	1.01	%*#	N/A	1.15	% #	1.09	% #
Net investment income to average daily net assets	4.13%		3.61%		3.70	%*	4.17%	4.61%		5.70%
Portfolio turnover rate	208%		137%		84	%**	105%	76%		62%
	Class L
	Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02		Year ended 12/31/01(c)
Net asset value, beginning of period	$10.71		$11.02		$10.56		$10.10	$9.66		$9.57
Income (loss) from investment operations:
Net investment income	0.48	***	0.41	***	0.35	***	0.43 ***	0.51	***	0.58	***
Net realized and unrealized gain (loss) on investments	0.03		(0.29)		0.11		0.35	0.33		0.07
Total income from investment operations	0.51		0.12		0.46		0.78	0.84		0.65
Less distributions to shareholders:
From net investment income	(0.42)		(0.38)		-		(0.29)	(0.40)		(0.56)
From net realized gains	-		(0.05)		-		(0.03)	-		-
Total distributions	(0.42)		(0.43)		-		(0.32)	(0.40)		(0.56)
Net asset value, end of period	$10.80		$10.71		$11.02		$10.56	$10.10		$9.66
Total Return(a)	4.91%		1.13%		4.36	%**	8.36%	8.09%		6.87%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$237,088		$138,848		$117,093		$64,281	$632		$4,026
Ratio of expenses to average daily net assets:
Before expense waiver	0.91%		0.91%		0.86	%*	0.90%	0.90%		0.86%
After expense waiver	0.75	% #	0.75	% #	0.76	%*#	N/A	0.90	% #	0.84	% #
Net investment income to average daily net assets	4.54%		3.84%		3.93	%*	3.99%	5.17%		5.75%
Portfolio turnover rate	208%		137%		84	%**	105%	76%		62%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

©  For the period January 1, 2004 through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

(c)  The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of $0.01 per share, an increase to net realized and unrealized gains and losses of $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.07%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02		Year ended 12/31/01(b)
Net asset value, beginning of period	$10.76		$11.07		$10.61		$10.07	$9.70		$9.58
Income (loss) from investment operations:
Net investment income	0.46	***	0.43	***	0.36	***	0.47 ***	0.50	***	0.61	***
Net realized and unrealized gain (loss) on investments	0.05		(0.31)		0.10		0.39	0.30		0.06
Total income from investment operations	0.51		0.12		0.46		0.86	0.80		0.67
Less distributions to shareholders:
From net investment income	(0.42)		(0.38)		-		(0.29)	(0.43)		(0.55)
From net realized gains	-		(0.05)		-		(0.03)	-		-
Total distributions	(0.42)		(0.43)		-		(0.32)	(0.43)		(0.55)
Net asset value, end of period	$10.85		$10.76		$11.07		$10.61	$10.07		$9.70
Total Return(a)	4.91%		1.15%		4.34	%**	8.41%	8.30%		6.96%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$11,218		$10,329		$7,221		$6,975	$3,979		$313
Ratio of expenses to average daily net assets:
Before expense waiver	0.75%		0.75%		0.71	%*	0.74%	0.75%		0.71%
After expense waiver	0.74	% #	0.74	% #	N/A		N/A	0.74	% #	0.69	% #
Net investment income to average daily net assets	4.34%		4.00%		3.96	%*	4.44%	4.99%		6.10%
Portfolio turnover rate	208%		137%		84	%**	105%	76%		62%
	Class S
	Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02		Year ended 12/31/01(b)
Net asset value, beginning of period	$10.79		$11.10		$10.64		$10.10	$9.71		$9.59
Income (loss) from investment operations:
Net investment income	0.47	***	0.44	***	0.36	***	0.48 ***	0.53	***	0.61	***
Net realized and unrealized gain (loss) on investments	0.06		(0.31)		0.10		0.38	0.29		0.07
Total income from investment operations	0.53		0.13		0.46		0.86	0.82		0.68
Less distributions to shareholders:
From net investment income	(0.43)		(0.39)		-		(0.29)	(0.43)		(0.56)
From net realized gains	-		(0.05)		-		(0.03)	-		-
Total distributions	(0.43)		(0.44)		-		(0.32)	(0.43)		(0.56)
Net asset value, end of period	$10.89		$10.79		$11.10		$10.64	$10.10		$9.71
Total Return(a)	5.06%		1.10%		4.42	%**	8.48%	8.41%		7.11%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$210,289		$157,993		$104,200		$74,735	$39,147		$29,054
Ratio of expenses to average daily net assets:
Before expense waiver	0.70%		0.70%		0.66	%*	0.69%	0.70%		0.66%
After expense waiver	0.69	% #	0.69	% #	N/A		N/A	0.70	% #	0.64	% #
Net investment income to average daily net assets	4.40%		4.06%		4.02	%*	4.57%	5.31%		6.13%
Portfolio turnover rate	208%		137%		84	%**	105%	76%		62%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

©  For the period January 1, 2004 through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of $0.01 per share, an increase to net realized and unrealized gains and losses of $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.07%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03		Year ended 12/31/02©©
Net asset value, beginning of period	$10.65		$10.96		$10.55		$10.02		$10.03
Income (loss) from investment operations:
Net investment income	0.41	***	0.36	***	0.30	***	0.40	***	0.00	***†
Net realized and unrealized gain (loss) on investments	0.04		(0.30)		0.11		0.37		(0.01)
Total income (loss) from investment operations	0.45		0.06		0.41		0.77		(0.01)
Less distributions to shareholders:
From net investment income	(0.37)		(0.32)		-		(0.21)		-
From net realized gains	-		(0.05)		-		(0.03)		-
Total distributions	(0.37)		(0.37)		-		(0.24)		-
Net asset value, end of period	$10.73		$10.65		$10.96		$10.55		$10.02
Total Return(a)	4.35	% (b)	0.56	% (b)	3.89	%**(b)	7.65	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,238		$1,245		$128		$111		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.45%		1.45%		1.41	%*	1.44%		-	‡
After expense waiver	1.29	% #	1.29	% #	1.32	%*#	N/A		N/A
Net investment income to average daily net assets	3.95%		3.33%		3.34	%*	3.86%		-	‡
Portfolio turnover rate	208%		137%		84	%**	105%		76	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment income is less than $0.01 per share.

©  For the period January 1, 2004 through October 31, 2004.

©©  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a contingent deferred sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L				Class Y
	Year ended 10/31/06		Period ended 10/31/05†		Year ended 10/31/06		Period ended 10/31/05†		Year ended 10/31/06		Period ended 10/31/05†
Net asset value, beginning of year	$10.03		$10.00		$10.05		$10.00		$10.06		$10.00
Income (loss) from investment operations:
Net investment income	0.46	***	0.28	***	0.52	***	0.35	***	0.55	***	0.36	***
Net realized and unrealized gain (loss) on investments	0.14		(0.25)		0.11		(0.30)		0.10		(0.30)
Total income from investment operations	0.60		0.03		0.63		0.05		0.65		0.06
Less distributions to shareholders:
From net investment income	(0.41)		-		(0.39)		-		(0.41)		-
Net asset value, end of year	$10.22		$10.03		$10.29		$10.05		$10.30		$10.06
Total Return(a)	6.15	% (b)	0.30	% **(b)	6.46%		0.50	% **	6.68%		0.60	% **
Ratios / Supplemental Data:
Net assets, end of year (000's)	$14,973		$4,896		$211,542		$241,273		$6,360		$11,473
Ratio of expenses to average daily net assets:
Before expense waiver	1.26%		1.25	% *	1.00%		0.98	% *	0.85%		0.85	% *
After expense waiver	1.16	% #	1.16	% *#	0.89	% #	0.89	% *#	0.76	% #	0.76	% *#
Net investment income to average daily net assets	4.63%		3.30	% *	5.20%		4.22	% *	5.49%		4.26	% *
Portfolio turnover rate	159%		159	% **	159%		159	% **	159%		159	% **
	Class S				Class N
	Year ended 10/31/06		Period ended 10/31/05†		Year ended 10/31/06		Period ended 10/31/05†
Net asset value, beginning of year	$10.07		$10.00		$10.01		$10.00
Income (loss) from investment operations:
Net investment income	0.47	***	0.36	***	0.41	***	0.31	***
Net realized and unrealized gain (loss) on investments	0.18		(0.29)		0.18		(0.30)
Total income from investment operations	0.65		0.07		0.59		0.01
Less distributions to shareholders:
From net investment income	(0.41)		-		(0.34)		-
Net asset value, end of year	$10.31		$10.07		$10.26		$10.01
Total Return(a)	6.67%		0.70	% **	6.01	% (b)	0.10	% **(b)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$752		$101		$479		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.82%		0.77	% *	1.56%		1.52	% *
After expense waiver	0.71	% #	0.71	% *#	1.38	% #	1.38	% *#
Net investment income to average daily net assets	4.64%		4.33	% *	4.07%		3.67	% *
Portfolio turnover rate	159%		159	% **	159%		159	% **

*  Annualized.

**  Percentages represent the results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  For the period from December 31, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total Return exludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L
	Year ended 10/31/06		Year ended 10/31/05†		Year ended 10/31/06		Year ended 10/31/05†
Net asset value, beginning of period	$10.64		$10.39		$10.67		$10.39
Income (loss) from investment operations:
Net investment income	0.76	*	0.74	*	0.79	*	0.76	*
Net realized and unrealized gain (loss) on investments	0.21		(0.37)		0.20		(0.36)
Total income from investment operations	0.97		0.37		0.99		0.40
Less distributions to shareholders:
From net investment income	(0.71)		(0.12)		(0.72)		(0.12)
From net realized gains	(0.05)		-		(0.05)		-
Total distributions	(0.76)		(0.12)		(0.77)		(0.12)
Net asset value, end of period	$10.85		$10.64		$10.89		$10.67
Total Return(a)	9.64	% (b)	3.56	% (b)	9.97%		3.78%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$15,895		$5,660		$2,515		$369
Ratio of expenses to average daily net assets:
Before expense waiver	1.15%		1.16%		0.90%		0.91%
After expense waiver	1.15	% #	1.15	% #	0.90	% #	0.90	% #
Net investment income to average daily net assets	7.24%		6.98%		7.53%		7.18%
Portfolio turnover rate	61%		59%		61%		59%
	Class Y
	Year ended 10/31/06		Year ended 10/31/05		Year ended 10/31/04		Year ended 10/31/03		Year ended 10/31/02(c)
Net asset value, beginning of period	$10.67		$10.39		$10.05		$8.27		$8.94
Income (loss) from investment operations:
Net investment income	0.80	*	0.77	*	0.84		0.82		0.74
Net realized and unrealized gain (loss) on investments	0.22		(0.37)		0.35		1.79		(0.67)
Total income from investment operations	1.02		0.40		1.19		2.61		0.07
Less distributions to shareholders:
From net investment income	(0.71)		(0.12)		(0.85)		(0.83)		(0.74)
From net realized gains	(0.05)		-		-		-		- ©
Total distributions	(0.76)		(0.12)		(0.85)		(0.83)		(0.74)
Net asset value, end of period	$10.93		$10.67		$10.39		$10.05		$8.27
Total Return	10.15	% (a)	3.92	% (a)	12.32%		33.04%		0.48%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$79,691		$64,235		$78,901		$50,552		$25,704
Ratio of expenses to average daily net assets:
Before expense waiver	0.75%		0.75%		0.78%		1.02%		1.04%
After expense waiver	0.75	% #	0.75	% #	0.75%		0.75%		0.75%
Net investment income to average daily net assets	7.59%		7.29%		8.30%		8.98%		8.43%
Portfolio turnover rate	61%		59%		70%		103%		73%

*  Per share amount calculated on the average shares method.

†  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

©  Distributions from net realized gains are less than $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

(c)  The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was a decrease to net investment income of less than $0.01 per share, an increase to net realized and unrealized gains and losses of less than $0.01 per share, and a decrease of the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class S				Class N
	Year ended 10/31/06		Year ended 10/31/05†		Year ended 10/31/06		Year ended 10/31/05†
Net asset value, beginning of period	$10.67		$10.39		$10.62		$10.39
Income (loss) from investment operations:
Net investment income	0.80	*	0.78	*	0.75	*	0.70	*
Net realized and unrealized gain (loss) on investments	0.22		(0.37)		0.18		(0.36)
Total income from investment operations	1.02		0.41		0.93		0.34
Less distributions to shareholders:
From net investment income	(0.72)		(0.13)		(0.63)		(0.11)
From net realized gains	(0.05)		-		(0.05)		-
Total distributions	(0.77)		(0.13)		(0.68)		(0.11)
Net asset value, end of period	$10.92		$10.67		$10.87		$10.62
Total Return(a)	10.17%		3.96%		9.29	% (b)	3.25	% (b)
Ratios / Supplemental Data:
Net assets, end of period (000's)	$32,625		$24,644		$1,963		$109
Ratio of expenses to average daily net assets:
Before expense waiver	0.70%		0.70%		1.45%		1.45%
After expense waiver	0.70	% #	0.70	% #	1.45	% #	1.45	% #
Net investment income to average daily net assets	7.65%		7.37%		7.10%		6.60%
Portfolio turnover rate	61%		59%		61%		59%

*  Per share amount calculated on the average shares method.

†  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a contingent deferred sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)
Net asset value, beginning of period	$9.45		$9.10		$8.84		$7.66	$8.93	$9.81
Income (loss) from investment operations:
Net investment income	0.20	***	0.17	***	0.11	***	0.14 ***	0.17 ***	0.20 ***
Net realized and unrealized gain (loss) on investments	0.87		0.36		0.15		1.20	(1.24)	(0.84)
Total income (loss) from investment operations	1.07		0.53		0.26		1.34	(1.07)	(0.64)
Less distributions to shareholders:
From net investment income	(0.21)		(0.18)		-		(0.16)	(0.20)	(0.24)
From net realized gains	-		-		-		-	-	(0.00)†
Total distributions	(0.21)		(0.18)		-		(0.16)	(0.20)	(0.24)
Net asset value, end of period	$10.31		$9.45		$9.10		$8.84	$7.66	$8.93
Total Return(a)	11.47	% (c)	5.84	% (c)	2.94	%**(c)	17.52%	(11.98)%	(6.51)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$9,378		$7,838		$7,555		$7,287	$5,490	$7,168
Ratio of expenses to average daily net assets:
Before expense waiver	1.21%		1.17%		1.20	%*	1.16%	1.16%	1.16%
After expense waiver	1.16	% #	1.16	% #	N/A		N/A	N/A	N/A
Net investment income to average daily net assets	2.04%		1.84%		1.43	%*	1.70%	2.08%	2.20%
Portfolio turnover rate	150%		139%		104	%**	95%	94%	85%
	Class L
	Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)
Net asset value, beginning of period	$9.55		$9.18		$8.91		$7.71	$8.98	$9.85
Income (loss) from investment operations:
Net investment income	0.23	***	0.20	***	0.13	***	0.16 ***	0.20 ***	0.23 ***
Net realized and unrealized gain (loss) on investments	0.88		0.36		0.14		1.21	(1.25)	(0.85)
Total income (loss) from investment operations	1.11		0.56		0.27		1.37	(1.05)	(0.62)
Less distributions to shareholders:
From net investment income	(0.22)		(0.19)		-		(0.17)	(0.22)	(0.25)
From net realized gains	-		-		-		-	-	(0.00)†
Total distributions	(0.22)		(0.19)		-		(0.17)	(0.22)	(0.25)
Net asset value, end of period	$10.44		$9.55		$9.18		$8.91	$7.71	$8.98
Total Return(a)	11.86%		6.02%		3.14	%**	17.77%	(11.67)%	(6.31)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$2,195		$2,119		$2,779		$2,393	$3,280	$3,976
Ratio of expenses to average daily net assets:
Before expense waiver	0.96%		0.92%		0.94	%*	0.91%	0.91%	0.91%
After expense waiver	0.91	% #	0.91	% #	N/A		N/A	N/A	N/A
Net investment income to average daily net assets	2.29%		2.14%		1.70	%*	1.97%	2.33%	2.47%
Portfolio turnover rate	150%		139%		104	%**	95%	94%	85%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Distributions from net realized gains are less than $0.01 per share.

©  For the period from January 1, 2004 through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund. Fees and expenses waived prior to November 1, 2004, were done at the discretion of the former manager of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of less than $0.01 per share, an increase to net realized and unrealized gains and losses of less than $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.01%.

(c)  Total Return excludes a front-end sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)
Net asset value, beginning of period	$9.86		$9.48		$9.18		$7.94	$9.25	$10.14
Income (loss) from investment operations:
Net investment income	0.25	***	0.22	***	0.14	***	0.18 ***	0.21 ***	0.25 ***
Net realized and unrealized gain (loss) on investments	0.90		0.38		0.16		1.25	(1.29)	(0.88)
Total income (loss) from investment operations	1.15		0.60		0.30		1.43	(1.08)	(0.63)
Less distributions to shareholders:
From net investment income	(0.24)		(0.22)		-		(0.19)	(0.23)	(0.26)
From net realized gains	-		-		-		-	-	(0.00)†
Total distributions	(0.24)		(0.22)		-		(0.19)	(0.23)	(0.26)
Net asset value, end of period	$10.77		$9.86		$9.48		$9.18	$7.94	$9.25
Total Return(a)	11.90%		6.31%		3.27	%**	18.02%	(11.64)%	(6.19)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$2,119		$1,923		$2,083		$2,138	$2,438	$3,087
Ratio of expenses to average daily net assets:
Before expense waiver	0.81%		0.77%		0.80	%*	0.76%	0.76%	0.76%
After expense waiver	0.76	% #	0.76	% #	N/A		N/A	N/A	N/A
Net investment income to average daily net assets	2.44%		2.26%		1.84	%*	2.09%	2.48%	2.62%
Portfolio turnover rate	150%		139%		104	%**	95%	94%	85%
	Class S
	Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)
Net asset value, beginning of period	$9.59		$9.22		$8.93		$7.72	$9.00	$9.88
Income (loss) from investment operations:
Net investment income	0.26	***	0.23	***	0.15	***	0.19 ***	0.22 ***	0.26 ***
Net realized and unrealized gain (loss) on investments	0.88		0.37		0.14		1.22	(1.25)	(0.86)
Total income (loss) from investment operations	1.14		0.60		0.29		1.41	(1.03)	(0.60)
Less distributions to shareholders:
From net investment income	(0.26)		(0.23)		-		(0.20)	(0.25)	(0.28)
From net realized gains	-		-		-		-	-	(0.00)†
Total distributions	(0.26)		(0.23)		-		(0.20)	(0.25)	(0.28)
Net asset value, end of period	$10.47		$9.59		$9.22		$8.93	$7.72	$9.00
Total Return(a)	12.12%		6.43%		3.36	%**	18.30%	(11.47)%	(6.07)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$207,263		$231,935		$262,347		$277,665	$261,137	$350,187
Ratio of expenses to average daily net assets:
Before expense waiver	0.65%		0.61%		0.63	%*	0.60%	0.60%	0.60%
After expense waiver	0.60	% #	0.60	% #	N/A		N/A	N/A	N/A
Net investment income to average daily net assets	2.61%		2.43%		1.99	%*	2.26%	2.64%	2.78%
Portfolio turnover rate	150%		139%		104	%**	95%	94%	85%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Distributions from net realized gains are less than $0.01 per share.

©  For the period from January 1, 2004 through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund. Fees and expenses waived prior to November 1, 2004, were done at the discretion of the former manager of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of less than $0.01 per share, an increase to net realized and unrealized gains and losses of less than $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.01%.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 12/31/03		Period ended 12/31/02©©
Net asset value, beginning of period	$9.37		$9.00		$8.77		$7.63		$7.63
Income (loss) from investment operations:
Net investment income (loss)	0.18	***	0.15	***	0.08	***	0.12	***	(0.00	)***†
Net realized and unrealized gain (loss) on investments	0.84		0.34		0.15		1.19		(0.00	)†
Total income (loss) from investment operations	1.02		0.49		0.23		1.31		(0.00)
Less distributions to shareholders:
From net investment income	(0.18)		(0.12)		-		(0.17)		-
Net asset value, end of period	$10.21		$9.37		$9.00		$8.77		$7.63
Total Return(a)	11.03	% (b)	5.49	% (b)	2.62	%**(b)	17.22	% (b)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$137		$416		$544		$523		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.52%		1.48%		1.49	%*	1.47%		-	‡
After expense waiver	1.47	% #	1.47	% #	N/A		N/A		-
Net investment income to average daily net assets	1.81%		1.60%		1.13	%*	1.38%		-	‡
Portfolio turnover rate	150%		139%		104	%**	95%		94	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment loss and net realized and unrealized loss on investments are less than $0.01 per share.

©  For the period from January 1, 2004 through October 31, 2004.

©©  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund. Fees and expenses waived prior to November 1, 2004, were done at the discretion of the former manager of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a contingent deferred sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 10/31/06		Year ended 10/31/05†
Net asset value, beginning of year	$16.82		$15.87
Income (loss) from investment operations:
Net investment income	0.16	***	0.22	***
Net realized and unrealized gain on investments	2.07		0.82
Total income from investment operations	2.23		1.04
Less distributions to shareholders:
From net investment income	(0.24)		(0.09)
From net realized gains	(0.09)		-
Total distributions	(0.33)		(0.09)
Net asset value, end of year	$18.72		$16.82

Total Return(a)	13.45	% (b)	6.52	% (b)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$24,149		$15,932
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%		1.09%
After expense waiver	1.10	% #	N/A
Net investment income to average daily net assets	0.93%		1.32%
Portfolio turnover rate	157%		53%

	Class L
	Year ended 10/31/06		Year ended 10/31/05	Year ended 10/31/04	Year ended 10/31/03	Year ended 10/31/02
Net asset value, beginning of year	$16.86		$15.87	$14.15	$12.25	$12.96
Income (loss) from investment operations:
Net investment income	0.24	***	0.28 ***	0.23	0.18	0.15
Net realized and unrealized gain (loss) on investments	2.04		0.80	1.87	1.87	(0.67)
Total income (loss) from investment operations	2.28		1.08	2.10	2.05	(0.52)
Less distributions to shareholders:
From net investment income	(0.27)		(0.09)	(0.38)	(0.15)	(0.19)
From net realized gains	(0.09)		-	-	-	-
Total distributions	(0.36)		(0.09)	(0.38)	(0.15)	(0.19)
Net asset value, end of year	$18.78		$16.86	$15.87	$14.15	$12.25
Total Return(a)	13.76%		6.82%	15.00%	16.87%	(4.08)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$77,697		$121,377	$70,724	$68,306	$52,339
Ratio of expenses to average daily net assets:
Before expense waiver	0.81%		0.80%	0.80%	0.82%	0.83%
After expense waiver	0.81	% #	N/A	0.80%	0.80%	0.80%
Net investment income to average daily net assets	1.36%		1.66%	1.38%	1.43%	1.14%
Portfolio turnover rate	157%		53%	30%	49%	24%

***  Per share amount calculated on the average shares method.

†  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y			Class S			Class N
	Year ended 10/31/06		Year ended 10/31/05†	Year ended 10/31/06		Year ended 10/31/05†	Year ended 10/31/06		Year ended 10/31/05†
Net asset value, beginning of year	$16.87		$15.87	$16.89		$15.87	$16.78		$15.87
Income (loss) from investment operations:
Net investment income	0.24	***	0.30 ***	0.26	***	0.32 ***	0.04	***	0.19	***
Net realized and unrealized gain on investments	2.07		0.80	2.06		0.80	2.12		0.79
Total income from investment operations	2.31		1.10	2.32		1.12	2.16		0.98
Less distributions to shareholders:
From net investment income	(0.29)		(0.10)	(0.31)		(0.10)	(0.17)		(0.07)
From net realized gains	(0.09)		-	(0.09)		-	(0.09)		-
Total distributions	(0.38)		(0.10)	(0.40)		(0.10)	(0.26)		(0.07)
Net asset value, end of year	$18.80		$16.87	$18.81		$16.89	$18.68		$16.78
Total Return(a)	13.89%		6.97%	14.00%		7.05%	13.06	% (b)	6.18	% (b)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$3,400		$3,147	$370,894		$393,965	$762		$182
Ratio of expenses to average daily net assets:
Before expense waiver	0.70%		0.69%	0.60%		0.59%	1.42%		1.40%
After expense waiver	0.70	% #	N/A	0.60	% #	N/A	1.42	% #	N/A
Net investment income to average daily net assets	1.38%		1.78%	1.51%		1.89%	0.23%		1.13%
Portfolio turnover rate	157%		53%	157%		53%	157%		53%

***  Per share amount calculated on the average shares method.

†  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a contingent deferred sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L
	Year ended 10/31/06		Year ended 10/31/05†		Year ended 10/31/06		Year ended 10/31/05†
Net asset value, beginning of period	$12.20		$10.96		$12.20		$10.96
Income (loss) from investment operations:
Net investment income	0.18	*	0.18	*	0.21	*	0.21	*
Net realized and unrealized gain on investments	2.17		1.16		2.19		1.14
Total income from investment operations	2.35		1.34		2.40		1.35
Less distributions to shareholders:
From net investment income	(0.19)		(0.04)		(0.17)		(0.05)
From net realized gains	(0.91)		(0.06)		(0.91)		(0.06)
Total distributions	(1.10)		(0.10)		(1.08)		(0.11)
Net asset value, end of period	$13.45		$12.20		$13.52		$12.20

Total Return(a)	20.68	% (b)	12.30	% (b)	21.04%		12.47%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$4,698		$1,509		$15,911		$2,192
Ratio of expenses to average daily net assets:
Before expense waiver	1.14%		1.16%		0.89%		0.91%
After expense waiver	1.09	% #	1.09	% #	0.84	% #	0.84	% #
Net investment income to average daily net assets	1.48%		1.47%		1.67%		1.74%
Portfolio turnover rate	144%		150%		144%		150%
	Class Y
	Year ended 10/31/06		Year ended 10/31/05		Year ended 10/31/04		Year ended 10/31/03		Year ended 10/31/02
Net asset value, beginning of period	$12.24		$10.96		$10.01		$8.35		$9.18
Income (loss) from investment operations:
Net investment income	0.24	*	0.23	*	0.18		0.17		0.14
Net realized and unrealized gain (loss) on investments	2.18		1.16		1.34		1.63		(0.83)
Total income (loss) from investment operations	2.42		1.39		1.52		1.80		(0.69)
Less distributions to shareholders:
From net investment income	(0.19)		(0.05)		(0.31)		(0.14)		(0.14)
From net realized gains	(0.91)		(0.06)		(0.26)		-		-
Total distributions	(1.10)		(0.11)		(0.57)		(0.14)		(0.14)
Net asset value, end of period	$13.56		$12.24		$10.96		$10.01		$8.35

Total Return	21.22	% (a)	12.74	% (a)	15.31%		21.87%		(7.79)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$109,358		$78,550		$38,480		$28,342		$22,061
Ratio of expenses to average daily net assets:
Before expense waiver	0.74%		0.76%		0.98%		1.22%		1.19%
After expense waiver	0.69	% #	0.69	% #	0.70%		0.70%		0.70%
Net investment income to average daily net assets	1.93%		1.95%		1.80%		1.86%		1.49%
Portfolio turnover rate	144%		150%		102%		94%		115%

*  Per share amount calculated on the average shares method.

†  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return exludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class S				Class N
	Year ended 10/31/06		Year ended 10/31/05†		Year ended 10/31/06		Year ended 10/31/05†
Net asset value, beginning of period	$12.25		$10.96		$12.16		$10.96
Income (loss) from investment operations:
Net investment income	0.26	*	0.25	*	0.15	*	0.15	*
Net realized and unrealized gain on investments	2.17		1.15		2.18		1.15
Total income from investment operations	2.43		1.40		2.33		1.30
Less distributions to shareholders:
From net investment income	(0.20)		(0.05)		(0.10)		(0.04)
From net realized gains	(0.91)		(0.06)		(0.91)		(0.06)
Total distributions	(1.11)		(0.11)		(1.01)		(0.10)
Net asset value, end of period	$13.57		$12.25		$13.48		$12.16

Total Return(a)	21.37%		12.85%		20.35	% (b)	11.96	% (b)
Ratios / Supplemental Data:
Net assets, end of period (000's)	$241		$112		$134		$111
Ratio of expenses to average daily net assets:
Before expense waiver	0.64%		0.66%		1.45%		1.47%
After expense waiver	0.59	% #	0.59	% #	1.40	% #	1.40	% #
Net investment income to average daily net assets	2.04%		2.08%		1.23%		1.27%
Portfolio turnover rate	144%		150%		144%		150%

*  Per share amount calculated on the average shares method.

†  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a contingent deferred sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A						Class L
	Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©
Net asset value, beginning of year	$11.29		$10.14		$10.00		$11.31		$10.14		$10.00
Income (loss) from investment operations:
Net investment income	0.16	***	0.17	***	0.00	†	0.19	***	0.20	***	0.01
Net realized and unrealized gain on investments	1.87		1.06		0.14		1.86		1.06		0.13
Total income from investment operations	2.03		1.23		0.14		2.05		1.26		0.14
Less distributions to shareholders:
From net investment income	(0.18)		(0.04)		-		(0.21)		(0.05)		-
From net realized gains	(1.78)		(0.04)		-		(1.78)		(0.04)		-
Total distributions	(1.96)		(0.08)		-		(1.99)		(0.09)		-
Net asset value, end of year	$11.36		$11.29		$10.14		$11.37		$11.31		$10.14
Total Return(a)	20.76	% (b)	12.24	% (b)	1.40	%**	21.01%		12.49%		1.40	%**
Ratios / Supplemental Data:
Net assets, end of year (000's)	$5,527		$4,987		$4,504		$14,596		$20,364		$18,347
Ratio of expenses to average daily net assets:
Before expense waiver	1.12%		1.10%		1.35	%*	0.87%		0.85%		1.10	%*
After expense waiver	1.09	% #	1.09	% #	1.09	%*#	0.84	% #	0.84	% #	0.84	%* #
Net investment income to average daily net assets	1.54%		1.54%		1.26	%*	1.81%		1.79%		1.52	%*
Portfolio turnover rate	133%		120%		6	%**	133%		120%		6	%**
	Class Y						Class S
	Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©		Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©
Net asset value, beginning of year	$11.33		$10.14		$10.00		$11.34		$10.14		$10.00
Income (loss) from investment operations:
Net investment income	0.21	***	0.22	***	0.01		0.22	***	0.23	***	0.01
Net realized and unrealized gain on investments	1.86		1.06		0.13		1.86		1.07		0.13
Total income from investment operations	2.07		1.28		0.14		2.08		1.30		0.14
Less distributions to shareholders:
From net investment income	(0.23)		(0.05)		-		(0.24)		(0.06)		-
From net realized gains	(1.78)		(0.04)		-		(1.78)		(0.04)		-
Total distributions	(2.01)		(0.09)		-		(2.02)		(0.10)		-
Net asset value, end of year	$11.39		$11.33		$10.14		$11.40		$11.34		$10.14
Total Return(a)	21.17%		12.73%		1.40	%**	21.29%		12.85%		1.40	%**
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,443		$1,359		$1,219		$158,341		$154,573		$158,172
Ratio of expenses to average daily net assets:
Before expense waiver	0.72%		0.70%		0.95	%*	0.62%		0.60%		0.85	%*
After expense waiver	0.69	% #	0.69	% #	0.69	%*#	0.59	% #	0.59	% #	0.59	%*#
Net investment income to average daily net assets	1.93%		1.95%		1.64	%*	2.04%		2.05%		1.77	%*
Portfolio turnover rate	133%		120%		6	%**	133%		120%		6	%**

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment income was less than $0.01.

©  For the period October 15, 2004 (commencement of operations) through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as they set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

					Class N
	Year ended 10/31/06		Year ended 10/31/05		Period ended 10/31/04©
Net asset value, beginning of year	$11.26		$10.13		$10.00
Income (loss) from investment operations:
Net investment income	0.13	***	0.14	***	0.00	†
Net realized and unrealized gain on investments	1.86		1.07		0.13
Total income from investment operations	1.99		1.21		0.13
Less distributions to shareholders:
From net investment income	(0.15)		(0.04)		-
From net realized gains	(1.78)		(0.04)		-
Total distributions	(1.93)		(0.08)		-
Net asset value, end of year	$11.32		$11.26		$10.13
Total Return(a)	20.37	% (b)	11.97	% (b)	1.30	%**
Ratios / Supplemental Data:
Net assets, end of year (000's)	$170		$191		$192
Ratio of expenses to average daily net assets:
Before expense waiver	1.43%		1.41%		1.66	%*
After expense waiver	1.40	% #	1.40	% #	1.40	%*#
Net investment income to average daily net assets	1.26%		1.25%		0.74	%*
Portfolio turnover rate	133%		120%		6	%**

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment income was less than $0.01.

©  For the period October 15, 2004 (commencement of operations) through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as they set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a contingent deferred sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L
	Year ended 10/31/06		Year ended 10/31/05©		Year ended 10/31/06		Year ended 10/31/05©
Net asset value, beginning of period	$10.80		$9.95		$10.82		$9.95
Income (loss) from investment operations:
Net investment income	0.09	***	0.09	***	0.13	***	0.12	***
Net realized and unrealized gain on investments	1.67		0.81		1.67		0.80
Total income from investment operations	1.76		0.90		1.80		0.92
Less distributions to shareholders:
From net investment income	(0.10)		(0.05)		(0.12)		(0.05)
Net asset value, end of period	$12.46		$10.80		$12.50		$10.82
Total Return(a)	16.45	% (b)	9.02	% (b)	16.78%		9.26%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$2,693		$344		$777		$720
Ratio of expenses to average daily net assets:
Before expense waiver	1.20%		1.20%		0.94%		0.95%
After expense waiver	1.09	% #	1.09	% #	0.84	% #	0.84	% #
Net investment income to average daily net assets	0.78%		0.86%		1.13%		1.08%
Portfolio turnover rate	163%		154%		163%		154%
	Class Y
	Year ended 10/31/06		Year ended 10/31/05		Year ended 10/31/04		Year ended 10/31/03		Year ended 10/31/02
Net asset value, beginning of period	$10.83		$9.95		$9.28		$7.82		$9.29
Income (loss) from investment operations:
Net investment income	0.15	***	0.16	***	0.11		0.09		0.08
Net realized and unrealized gain (loss) on investments	1.67		0.77		0.74		1.45		(1.48)
Total income (loss) from investment operations	1.82		0.93		0.85		1.54		(1.40)
Less distributions to shareholders:
From net investment income	(0.14)		(0.05)		(0.18)		(0.08)		(0.07)
Net asset value, end of period	$12.51		$10.83		$9.95		$9.28		$7.82
Total Return	17.00	% (a)	9.39	% (a)	9.17%		19.93%		(15.22)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$39,859		$31,582		$30,017		$27,402		$23,920
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%		0.80%		1.00%		1.18%		1.08%
After expense waiver	0.69	% #	0.69	% #	0.70	% #	0.70	% #	0.70	% #
Net investment income to average daily net assets	1.28%		1.46%		1.06%		1.11%		0.91%
Portfolio turnover rate	163%		154%		116%		90%		101%

***  Per share amount calculated on the average shares method.

©  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class S				Class N
	Year ended 10/31/06		Year ended 10/31/05©		Year ended 10/31/06		Year ended 10/31/05©
Net asset value, beginning of period	$10.85		$9.95		$10.77		$9.95
Income (loss) from investment operations:
Net investment income	0.16	***	0.17	***	0.07	***	0.08	***
Net realized and unrealized gain on investments	1.68		0.78		1.66		0.78
Total income from investment operations	1.84		0.95		1.73		0.86
Less distributions to shareholders:
From net investment income	(0.14)		(0.05)		(0.06)		(0.04)
Net asset value, end of period	$12.55		$10.85		$12.44		$10.77
Total Return(a)	17.01%		9.70%		16.13	% (b)	8.66	% (b)
Ratios / Supplemental Data:
Net assets, end of period (000's)	$204		$109		$125		$108
Ratio of expenses to average daily net assets:
Before expense waiver	0.74%		0.70%		1.49%		1.51%
After expense waiver	0.59	% #	0.59	% #	1.40	% #	1.40	% #
Net investment income to average daily net assets	1.37%		1.56%		0.57%		0.75%
Portfolio turnover rate	163%		154%		163%		154%

***  Per share amount calculated on the average shares method.

©  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a contingent deferred sales charge and would be lower for the periods presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L				Class Y
	Year ended 10/31/06		Period ended 10/31/05†		Year ended 10/31/06		Period ended 10/31/05†		Year ended 10/31/06		Period ended 10/31/05†
Net asset value, beginning of year	$10.15		$10.00		$10.17		$10.00		$10.17		$10.00
Income (loss) from investment operations:
Net investment income	0.06	***	0.05	***	0.10	***	0.08	***	0.11	***	0.08	***
Net realized and unrealized gain on investments	1.49		0.10		1.48		0.09		1.49		0.09
Total income from investment operations	1.55		0.15		1.58		0.17		1.60		0.17
Less distributions to shareholders:
From net investment income	(0.12)		-		(0.11)		-		(0.13)		-
Net asset value, end of year	$11.58		$10.15		$11.64		$10.17		$11.64		$10.17
Total Return(a)	15.35	% (b)	1.50	%**(b)	15.69%		1.70	%**	15.96%		1.70	%**
Ratios / Supplemental Data:
Net assets, end of year (000's)	$13,292		$4,562		$107,627		$99,450		$117		$102
Ratio of expenses to average daily net assets:
Before expense waiver	1.27%		1.25	%*	1.02%		1.01	%*	0.87%		0.85	%*
After expense waiver	1.23	% #	1.23	%*#	0.93	% #	0.93	%*#	0.83	% #	0.83	%*#
Net investment income to average daily net assets	0.58%		0.54	%*	0.92%		0.93	%*	1.02%		1.01	%*
Portfolio turnover rate	110%		78	%**	110%		78	%**	110%		78	%**
	Class S				Class N
	Year ended 10/31/06		Period ended 10/31/05†		Year ended 10/31/06		Period ended 10/31/05†
Net asset value, beginning of year	$10.19		$10.00		$10.11		$10.00
Income (loss) from investment operations:
Net investment income	0.14	***	0.10	***	0.03	***	0.03	***
Net realized and unrealized gain on investments	1.49		0.09		1.50		0.08
Total income from investment operations	1.63		0.19		1.53		0.11
Less distributions to shareholders:
From net investment income	(0.13)		-		(0.06)		-
Net asset value, end of year	$11.69		$10.19		$11.58		$10.11
Total Return(a)	16.18%		1.90	%**	15.07	% (b)	1.20	%**(b)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$246,658		$229,247		$116		$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.82%		0.81	%*	1.57%		1.55	%*
After expense waiver	0.60	% #	0.60	%*#	1.53	% #	1.53	%*#
Net investment income to average daily net assets	1.25%		1.26	%*	0.31%		0.31	%*
Portfolio turnover rate	110%		78	%**	110%		78	%**

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average share method.

†  For the period December 31, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L				Class Y
	Year ended 10/31/06		Period ended 10/31/05©		Year ended 10/31/06		Period ended 10/31/05©		Year ended 10/31/06		Period ended 10/31/05©
Net asset value, beginning of year	$10.06		$10.00		$10.07		$10.00		$10.07		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)***	0.00	***†	(0.01	)***	0.00	***†	0.00	***†	0.02	***
Net realized and unrealized gain on investments	0.94		0.06		0.95		0.07		0.95		0.05
Total income from investment operations	0.92		0.06		0.94		0.07		0.95		0.07
Less distributions to shareholders:
From net investment income	-		-		(0.04)		-		(0.04)		-
Tax return of capital	-		-		(0.00	)†	-		(0.00	)†	-
Total distributions	-		-		(0.04)		-		(0.04)		-
Net asset value, end of year	$10.98		$10.06		$10.97		$10.07		$10.98		$10.07
Total Return(a)	9.15	% (b)	0.60	%**(b)	9.30%		0.70	%**	9.49%		0.70	%**
Ratios / Supplemental Data:
Net assets, end of year (000's)	$317,251		$294,065		$23,252		$10,104		$45,576		$23,856
Ratio of expenses to average daily net assets:
Before expense waiver	1.23%		1.23	%*	0.99%		0.98	%*	0.83%		0.84	%*
After expense waiver	1.09	% #	1.09	%*#	0.97	% #	0.97	%*#	0.82	% #	0.82	%*#
Net investment income (loss) to average daily net assets	(0.22)%		0.06	%*	(0.12)%		0.00	%*	0.04%		0.20	%*
Portfolio turnover rate	58%		59	%**	58%		59	%**	58%		59	%**
	Class S				Class N
	Year ended 10/31/06		Period ended 10/31/05©		Year ended 10/31/06		Period ended 10/31/05©
Net asset value, beginning of year	$10.09		$10.00		$10.03		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	0.04	***	(0.06	)***	(0.02	)***
Net realized and unrealized gain on investments	0.94		0.05		0.93		0.05
Total income from investment operations	0.96		0.09		0.87		0.03
Less distributions to shareholders:
From net investment income	(0.04)		-		-		-
Tax return of capital	(0.00	)†	-		-		-
Total distributions	(0.04)		-		-		-
Net asset value, end of year	$11.01		$10.09		$10.90		$10.03
Total Return(a)	9.51%		0.90	%**	8.67	% (b)	0.30	% **(b)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$544,457		$485,248		$1,014		$426
Ratio of expenses to average daily net assets:
Before expense waiver	0.78%		0.78	%*	1.53%		1.53	% *
After expense waiver	0.71	% #	0.71	%*#	1.46	% #	1.46	% *#
Net investment income (loss) to average daily net assets	0.16%		0.45	%*	(0.62)%		(0.29	)% *
Portfolio turnover rate	58%		59	%**	58%		59	% **

*  Annualized.

**  Percentage represents results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment income (loss) and tax return of capital is less than $0.01 per share.

©  For the period December 31, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee benfit plans that invest plan assets in Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L				Class Y
	Year ended 10/31/06		Period ended 10/31/05©		Year ended 10/31/06		Period ended 10/31/05©		Year ended 10/31/06		Period ended 10/31/05©
Net asset value, beginning of year	$9.06		$8.39		$9.08		$8.39		$9.09		$8.39
Income (loss) from investment operations:
Net investment income (loss)	(0.04	)***	0.04	***	(0.01	)***	0.06	***	0.00	***†	0.07	***
Net realized and unrealized gain on investments	0.18		0.66		0.17		0.67		0.18		0.67
Total income from investment operations	0.14		0.70		0.16		0.73		0.18		0.74
Less distributions to shareholders:
From net investment income	(0.04)		(0.03)		(0.04)		(0.04)		(0.05)		(0.04)
Net asset value, end of year	$9.16		$9.06		$9.20		$9.08		$9.22		$9.09
Total Return(a)	1.51	% (b)	8.39	% (b)	1.81%		8.68%		1.95%		8.82%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$350		$116		$113		$108		$110		$108
Ratio of expenses to average daily net assets:
Before expense waiver	1.25%		1.22%		1.00%		0.97%		0.85%		0.82%
After expense waiver	1.20	% #	1.20	% #	0.95	% #	0.95	% #	0.80	% #	0.80	% #
Net investment income (loss) to average daily net assets	$(0.47)%		0.44%		(0.15)%		0.70%		0.00	% †	0.85%
Portfolio turnover rate	164%		35%		164%		35%		164%		35%
	Class S
	Year ended 10/31/06		Year ended 10/31/05		Year ended 10/31/04		Year ended 10/31/03		Year ended 10/31/02
Net asset value, beginning of year	$9.10		$8.39		$7.83		$6.85		$8.33
Income (loss) from investment operations:
Net investment income	0.01	***	0.08	***	0.04		0.04		0.02
Net realized and unrealized gain (loss) on investments	0.16		0.67		0.59		0.96		(1.49)
Total income (loss) from investment operations	0.17		0.75		0.63		1.00		(1.47)
Less distributions to shareholders:
From net investment income	(0.05)		(0.04)		(0.07)		(0.02)		(0.01)
Net asset value, end of year	$9.22		$9.10		$8.39		$7.83		$6.85
Total Return	2.00	% (a)	8.95	% (a)	8.05%		14.56%		(17.71)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$75,487		$84,756		$77,304		$101,530		$92,479
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%		0.77%		-		-		-
After expense waiver	0.75	% #	0.75	% #	0.77%		0.75%		0.74%
Net investment income to average daily net assets	0.06%		0.90%		0.33%		0.41%		0.16%
Portfolio turnover rate	164%		35%		28%		83%		43%

***  Per share amount calculated on the average shares method.

†  Net investment income (loss) is less than $0.01 per share.

©  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 10/31/06		Period ended 10/31/05©
Net asset value, beginning of year	$9.04		$8.39
Income (loss) from investment operations:
Net investment income (loss)	(0.06	)***	0.01	***
Net realized and unrealized gain on investments	0.17		0.67
Total income from investment operations	0.11		0.68
Less distributions to shareholders:
From net investment income	-		(0.03)
Net asset value, end of year	$9.15		$9.04
Total Return(a)	1.22	% (b)	8.10	% (b)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$110		$108
Ratio of expenses to average daily net assets:
Before expense waiver	1.55%		1.52%
After expense waiver	1.50	% #	1.50	% #
Net investment income (loss) to average daily net assets	(0.70)%		0.15%
Portfolio turnover rate	164%		35%

***  Per share amount calculated on the average shares method.

©  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a contingent deferred sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L
	Year ended 10/31/06		Period ended 10/31/05†		Year ended 10/31/06		Year ended 10/31/05†
Net asset value, beginning of period	$8.24		$7.65		$8.26		$7.65
Income (loss) from investment operations:
Net investment income	0.02	*	0.02	*	0.02	*	0.06	*
Net realized and unrealized gain on investments	0.91		0.61		0.92		0.59
Total income from investment operations	0.93		0.63		0.94		0.65
Less distributions to shareholders:
From net investment income	(0.03)		(0.04)		(0.02)		(0.04)
Net asset value, end of period	$9.14		$8.24		$9.18		$8.26
Total Return(a)	11.33	% (b)	8.20	% (b)	11.44%		8.50%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,621		$226		$8,280		$108
Ratio of expenses to average daily net assets:
Before expense waiver	1.12%		1.15%		0.89%		0.91%
After expense waiver	1.07	% #	1.09	% #	0.84	% #	0.84	% #
Net investment income to average daily net assets	0.24%		0.28%		0.24%		0.70%
Portfolio turnover rate	163%		127%		163%		127%
	Class Y
	Year ended 10/31/06		Year ended 10/31/05		Year ended 10/31/04		Year ended 10/31/03		Year ended 10/31/02
Net asset value, beginning of period	$8.27		$7.65		$7.41		$6.12		$7.66
Income (loss) from investment operations:
Net investment income	0.05	*	0.06	*	0.02		0.03		0.02
Net realized and unrealized gain (loss) on investments	0.92		0.60		0.26		1.28		(1.55)
Total income (loss) from investment operations	0.97		0.66		0.28		1.31		(1.53)
Less distributions to shareholders:
From net investment income	(0.04)		(0.04)		(0.04)		(0.02)		(0.01)
Net asset value, end of period	$9.20		$8.27		$7.65		$7.41		$6.12
Total Return	11.71	% (a)	8.66	% (a)	3.83%		21.42%		(20.03)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$52,415		$33,336		$21,313		$20,154		$15,416
Ratio of expenses to average daily net assets:
Before expense waiver	0.73%		0.76%		1.15%		1.40%		1.29%
After expense waiver	0.67	% #	0.69	% #	0.70%		0.70%		0.70%
Net investment income (loss) to average daily net assets	0.62%		0.78%		0.36%		0.41%		0.20%
Portfolio turnover rate	163%		127%		112%		69%		65%

*  Per share amount calculated on the average shares method.

†  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund. Fees and expenses waived prior to November 1, 2004, were done at the discretion of the former manager of the fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return exludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class S				Class N
	Year ended 10/31/06		Year ended 10/31/05†		Year ended 10/31/06		Year ended 10/31/05†
Net asset value, beginning of period	$8.28		$7.65		$8.22		$7.65
Income (loss) from investment operations:
Net investment income (loss)	0.06	*	0.08	*	(0.01	)*	0.01	*
Net realized and unrealized gain on investments	0.91		0.59		0.90		0.59
Total income (loss) from investment operations	0.97		0.67		0.89		0.60
Less distributions to shareholders:
From net investment income	(0.04)		(0.04)		-		(0.03)
Net asset value, end of period	$9.21		$8.28		$9.11		$8.22
Total Return(a)	11.74%		8.80%		10.83	% (b)	7.88	% (b)
Ratios / Supplemental Data:
Net assets, end of period (000's)	$332		$108		$119		$108
Ratio of expenses to average daily net assets:
Before expense waiver	0.67%		0.71%		1.42%		1.46%
After expense waiver	0.57	% #	0.59	% #	1.38	% #	1.40	% #
Net investment income (loss) to average daily net assets	0.72%		0.95%		(0.07)%		0.14%
Portfolio turnover rate	163%		127%		163%		127%

*  Per share amount calculated on the average shares method.

†  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes contingent deferred sales charges and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Discovery Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A		Class L		Class Y		Class S		Class N
	Period ended 10/31/06†		Period ended 10/31/06†		Period ended 10/31/06†		Period ended 10/31/06†		Period ended 10/31/06†
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.08	***	0.10	***	0.11	***	0.12	***	0.04	***
Net realized and unrealized gain on investments	1.50		1.50		1.51		1.50		1.50
Total income from investment operations	1.58		1.60		1.62		1.62		1.54
Less distributions to shareholders:
From net investment income	(0.01)		(0.01)		(0.01)		(0.01)		(0.00	)††
Net asset value, end of period	$11.57		$11.59		$11.61		$11.61		$11.54
Total Return(a)	15.76	% (b)**	15.98	% **	16.20	% **	16.21	% **	15.42	% (b)**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$158		$116		$116		$11,905		$116
Ratio of expenses to average daily net assets:
Before expense waiver	1.90	% *	1.65	% *	1.50	% *	1.40	% *	2.30	% *
After expense waiver	1.40	% #*	1.15	% #*	1.00	% #*	0.93	% #*	1.70	% #*
Net investment income to average daily net assets	0.78	% *	0.99	% *	1.14	% *	1.21	% *	0.44	% *
Portfolio turnover rate	180	% **	180	% **	180	% **	180	% **	180	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  For the period December 1, 2005 (commencement of operations) through October 31, 2006.

††  Distributions from net investment income are less then $0.01 per share.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses for the Fund.

(a)  Employee benefit plans that invest plan assets in Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

(b)  Total return excludes a front-end sales charge for Class A and a contigent deferred sales charge for Class N and would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Capitalization Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L				Class Y
	Year ended 10/31/06		Year ended 10/31/05†		Year ended 10/31/06		Year ended 10/31/05†		Year ended 10/31/06		Year ended 10/31/05†
Net asset value, beginning of period	$14.71		$13.95		$14.75		$13.95		$14.77		$13.95
Income (loss) from investment operations:
Net investment loss	(0.08	)*	(0.08	)*	(0.04	)*	(0.04	)*	(0.02	)*	(0.02	)*
Net realized and unrealized gain on investments	2.16		0.84		2.19		0.84		2.17		0.84
Total income from investment operations	2.08		0.76		2.15		0.80		2.15		0.82
Less distributions to shareholders:
From net realized gains	(0.52)		-		(0.52)		-		(0.52)		-
Net asset value, end of period	$16.27		$14.71		$16.38		$14.75		$16.40		$14.77
Total Return(a)	14.57	% (b)	5.45	% (b)	15.09%		5.73%		14.99%		5.88%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$3,899		$2,724		$236		$1,726		$2,000		$641
Ratio of expenses to average daily net assets:
Before expense waiver	1.32%		1.32%		1.07%		1.07%		0.92%		0.92%
After expense waiver	1.30	% #	1.30	% #	1.05	% #	1.05	% #	0.90	% #	0.90	% #
Net investment loss to average daily net assets	(0.52)%		(0.51)%		(0.24)%		(0.27)%		(0.10)%		(0.11)%
Portfolio turnover rate	33%		32%		33%		32%		33%		32%
	Class S
	Year ended 10/31/06		Year ended 10/31/05		Year ended 10/31/04		Year ended 10/31/03		Year ended 10/31/02
Net asset value, beginning of period	$14.78		$13.95		$12.80		$9.31		$9.71
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)*	(0.01	)*	0.02		0.03		0.06
Net realized and unrealized gain (loss) on investments	2.17		0.84		2.22		3.50		(0.14)
Total income (loss) from investment operations	2.16		0.83		2.24		3.53		(0.08)
Less distributions to shareholders:
From net investment income	-		-		(0.04)		(0.04)		(0.07)
From net realized gains	(0.52)		-		(1.05)		-		(0.25)
Total distributions	(0.52)		-		(1.09)		(0.04)		(0.32)
Net asset value, end of period	$16.42		$14.78		$13.95		$12.80		$9.31
Total Return	15.05	% (a)	5.95	% (a)	17.48%		38.13%		(1.08)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$113,892		$101,002		$102,717		$83,165		$59,322
Ratio of expenses to average daily net assets:
Before expense waiver	0.87%		0.87%		0.90%		0.98%		0.99%
After expense waiver	0.85	% #	0.85	% #	0.85%		0.85%		0.85%
Net investment income (loss) to average daily net assets	(0.06)%		(0.07)%		0.17%		0.39%		0.52%
Portfolio turnover rate	33%		32%		66%		65%		40%

*  Per share amount calculated on the average shares method.

†  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total Return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Capitalization Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 10/31/06		Year ended 10/31/05†
Net asset value, beginning of period	$14.67		$13.95
Income (loss) from investment operations:
Net investment loss	(0.13	)*	(0.12	)*
Net realized and unrealized gain on investments	2.15		0.84
Total income from investment operations	2.02		0.72
Less distributions to shareholders:
From net realized gains	(0.52)		-
Net asset value, end of period	$16.17		$14.67
Total Return(a)	14.19	% (b)	5.16	% (b)
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,520		$106
Ratio of expenses to average daily net assets:
Before expense waiver	1.62%		1.62%
After expense waiver	1.60	% #	1.60	% #
Net investment loss to average daily net assets	(0.81)%		(0.82)%
Portfolio turnover rate	33%		32%

*  Per share amount calculated on the average shares method.

†  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total Return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a contingent deferred sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A		Class L		Class Y		Class S		Class N
	Period ended 10/31/06©		Period ended 10/31/06©		Period ended 10/31/06©		Period ended 10/31/06©		Period ended 10/31/06©
Net asset value, beginning of year	$10.00		$10.00		$10.00		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.00	)***†	0.00	***†	0.00	***†	0.00	***†	(0.01	)***
Net realized and unrealized gain on investments	0.45		0.45		0.45		0.45		0.45
Total income (loss) from investment operations	0.45		0.45		0.45		0.45		0.44
Net asset value, end of year	$10.45		$10.45		$10.45		$10.45		$10.44
Total Return(a)	4.50	% (b)**	4.50	%**	4.50	%**	4.50	%**	4.40	% **(b)
Ratios / Supplemental Data:
Net assets, end of year (000's)	$104		$105		$105		$10,034		$104
Ratio of expenses to average daily net assets:
Before expense waiver	5.08	% *	4.83	%*	4.68	%*	4.58	%*	5.38	% *
After expense waiver	1.14	% *#	0.89	%*#	0.79	%*#	0.69	%*#	1.49	% *#
Net investment income (loss) to average daily net assets	(0.19	)% *	0.07	%*	0.17	%*	0.27	%*	(0.54	)% *
Portfolio turnover rate	17	% **	17	%**	17	%**	17	%**	17	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment income (loss) is less than $0.01 per share.

©  For the period September 27, 2006 (commencement of operations) through October 31, 2006.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total return execludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 10/31/06		Year ended 10/31/05		Year ended 10/31/04		Year ended 10/31/03		Year ended 10/31/02
Net asset value, beginning of period	$16.84		$15.79		$15.16		$11.76		$13.95
Income (loss) from investment operations:
Net investment loss	(0.04	)*	(0.05	)*	(0.08)		(0.04)		(0.03)
Net realized and unrealized gain (loss) on investments	1.63		1.10		1.31		3.74		(1.13)
Total income (loss) from investment operations	1.59		1.05		1.23		3.70		(1.16)
Less distributions to shareholders:
From net investment income	-		-		-		-		(0.02)
Tax return of capital	-		-		-		(0.00	)†	-
From net realized gains	(1.44)		(0.00	)†	(0.60)		(0.30)		(1.01)
Total distributions	(1.44)		(0.00)		(0.60)		(0.30)		(1.03)
Net asset value, end of period	$16.99		$16.84		$15.79		$15.16		$11.76
Total Return(a)	9.81	% (b)	6.74	% (b)	8.13%		32.08%		(9.66)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$236,029		$411,467		$452,238		$450,972		$299,885
Ratio of expenses to average daily net assets:
Before expense waiver	1.17%		1.15%		1.13%		1.14%		1.15%
After expense waiver	1.14	% #	1.14	% #	N/A		N/A		N/A
Net investment income (loss) to average daily net assets	(0.24)%		(0.28)%		(0.45)%		(0.37)%		(0.26)%
Portfolio turnover rate	134%		45%		43%		53%		51%
	Class L				Class Y
	Year ended 10/31/06		Year ended 10/31/05©		Year ended 10/31/06		Year ended 10/31/05©
Net asset value, beginning of period	$16.89		$15.79		$16.91		$15.79
Income (loss) from investment operations:
Net investment income (loss)	0.00	*†	(0.01	)*	0.02	*	0.01	*
Net realized and unrealized gain on investments	1.63		1.11		1.62		1.11
Total income from investment operations	1.63		1.10		1.64		1.12
Less distributions to shareholders:
From net realized gains	(1.44)		(0.00	)†	(1.44)		(0.00	)†
Net asset value, end of period	$17.08		$16.89		$17.11		$16.91
Total Return(a)	10.09%		6.99%		10.21%		7.12%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$74,494		$88,802		$6,564		$14,667
Ratio of expenses to average daily net assets:
Before expense waiver	0.92%		0.90%		0.82%		0.80%
After expense waiver	0.89	% #	0.89	% #	0.79	% #	0.79	% #
Net investment income (loss) to average daily net assets	0.02%		(0.03)%		0.13%		0.07%
Portfolio turnover rate	134%		45%		134%		45%

*  Per share amount calculated on the average shares method.

†  Net investment income (loss) and distributions from net realized gains and tax return of capital are less than $0.01 per share.

©  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge for Class A and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class S
	Year ended 10/31/06		Year ended 10/31/05©
Net asset value, beginning of period	$16.92		$15.79
Income (loss) from investment operations:
Net investment income (loss)	0.04	*	0.03	*
Net realized and unrealized gain on investments	1.63		1.10
Total income (loss) from investment operations	1.67		1.13
Less distributions to shareholders:
From net realized gains	(1.44)		(0.00	)†
Net asset value, end of period	$17.15		$16.92

Total Return(a)	10.26%		7.25%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$328,698		$368,359
Ratio of expenses to average daily net assets:
Before expense waiver	0.72%		0.70%
After expense waiver	0.69	% #	0.69	% #
Net investment income (loss) to average daily net assets	0.22%		0.17%
Portfolio turnover rate	134%		45%
	Class N
	Year ended 10/31/06		Year ended 10/31/05©
Net asset value, beginning of period	$16.79		$15.79
Income (loss) from investment operations:
Net investment income (loss)	(0.10	)*	(0.11	)*
Net realized and unrealized gain on investments	1.62		1.11
Total income (loss) from investment operations	1.52		1.00
Less distributions to shareholders:
From net realized gains	(1.44)		(0.00	)†
Net asset value, end of period	$16.87		$16.79

Total Return(a)	9.45	% (b)	6.36	% (b)
Ratios / Supplemental Data:
Net assets, end of period (000's)	$140		$140
Ratio of expenses to average daily net assets:
Before expense waiver	1.52%		1.50%
After expense waiver	1.49	% #	1.49	% #
Net investment income (loss) to average daily net assets	(0.58)%		(0.63)%
Portfolio turnover rate	134%		45%

*  Per share amount calculated on the average shares method.

†  Distributions from net realized gains are less than $0.01 per share.

©  For the period November 1, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a contingent deferred sales charge for Class N and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L				Class Y
	Year ended 10/31/06		Period ended 10/31/05†		Year ended 10/31/06		Period ended 10/31/05†		Year ended 10/31/06		Period ended 10/31/05†
Net asset value, beginning of period	$10.58		$10.00		$10.60		$10.00		$10.61		$10.00
Income (loss) from investment operations:
Net investment income	0.08	***	0.00	***	0.11	***	0.05	***	0.12	***	0.06	***
Net realized and unrealized gain on investments	1.86		0.58		1.87		0.55		1.87		0.55
Total income from investment operations	1.94		0.58		1.98		0.60		1.99		0.61
Less distributions to shareholders:
From net investment income	(0.09)		-		(0.07)		-		(0.10)		-
Net asset value, end of period	$12.43		$10.58		$12.51		$10.60		$12.50		$10.61
Total Return(a)	18.41	% (b)	5.80	%**(b)	18.78%		6.00	%**	18.86%		6.10	%**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$31,763		$6,539		$290,689		$245,413		$4,702		$3,099
Ratio of expenses to average daily net assets:
Before expense waiver	1.50%		1.50	%*	1.24%		1.25	%*	1.10%		1.12	%*
After expense waiver	1.43	% #	1.43	%*#	1.14	% #	1.14	%*#	1.03	% #	1.03	%*#
Net investment income to average daily net assets	0.69%		0.00	%*	0.96%		0.59	%*	1.06%		0.66	%*
Portfolio turnover rate	25%		25	%**	25%		25	%**	25%		25	%**
	Class S				Class N
	Year ended 10/31/06		Period ended 10/31/05†		Year ended 10/31/06		Period ended 10/31/05†
Net asset value, beginning of period	$10.62		$10.00		$10.56		$10.00
Income (loss) from investment operations:
Net investment income	0.14	***	0.07	***	0.06	***	0.02	***
Net realized and unrealized gain on investments	1.88		0.55		1.88		0.54
Total income from investment operations	2.02		0.62		1.94		0.56
Less distributions to shareholders:
From net investment income	(0.09)		-		(0.02)		-
Net asset value, end of period	$12.55		$10.62		$12.48		$10.56
Total Return(a)	19.11%		6.20	%**	18.35	% (b)	5.60	%**(b)
Ratios / Supplemental Data:
Net assets, end of period (000's)	$436,584		$372,258		$574		$291
Ratio of expenses to average daily net assets:
Before expense waiver	1.06%		1.06	%*	1.80%		1.79	%*
After expense waiver	0.89	% #	0.89	%*#	1.52	% #	1.52	%*#
Net investment income to average daily net assets	1.21%		0.85	%*	0.53%		0.27	%*
Portfolio turnover rate	25%		25	%**	25%		25	%**

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  For the period from December 31, 2004 (commencement of operations) through October 31, 2005.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 10/31/06		Year ended 10/31/05††		Period ended 10/31/04©		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$11.61		$9.64		$9.46		$6.32		$9.12		$12.06
Income (loss) from investment operations:
Net investment income	0.07	***	0.03	***	0.02	***	0.01	***	0.05	***	0.04	***
Net realized and unrealized gain (loss) on investments	2.96		1.94		0.20		3.16		(2.80)		(2.98)
Total income (loss) from investment operations	3.03		1.97		0.22		3.17		(2.75)		(2.94)
Less distributions to shareholders:
From net investment income	(0.09)		-		(0.04)		(0.03)		(0.05)		(0.00	)†
Tax return of capital	-		-		-		-		(0.00	)†	-
Total distributions	(0.09)		-		(0.04)		(0.03)		(0.05)		(0.00)
Net asset value, end of period	$14.55		$11.61		$9.64		$9.46		$6.32		$9.12
Total Return(a)	26.27	% (c)	20.44	%(c)	2.33	% **(c)	49.88%		(30.11)%		(24.37)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$85,486		$55,809		$46,831		$50,817		$30,849		$39,762
Ratio of expenses to average daily net assets:
Before expense waiver	1.55%		1.54%		1.53	% *	1.52%		1.53%		1.51%
After expense waiver	1.52	% #	1.52	%#	1.52	% * (b)	1.50	% (b)	1.52	% (b)#	1.50	% #
Net investment income to average daily net assets	0.55%		0.28%		0.31	% *	0.15%		0.67%		0.42%
Portfolio turnover rate	27%		26%		32	% **	70%		40%		38%
	Class L
	Year ended 10/31/06		Year ended 10/31/05††		Period ended 10/31/04©		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$11.69		$9.69		$9.48		$6.34		$9.13		$12.07
Income (loss) from investment operations:
Net investment income	0.10	***	0.06	***	0.04	***	0.03	***	0.08	***	0.07	***
Net realized and unrealized gain (loss) on investments	2.99		1.94		0.21		3.15		(2.81)		(2.99)
Total income (loss) from investment operations	3.09		2.00		0.25		3.18		(2.73)		(2.92)
Less distributions to shareholders:
From net investment income	(0.12)		-		(0.04)		(0.04)		(0.06)		(0.02)
Tax return of capital	-		-		-		-		(0.00	)†	-
Total distributions	(0.12)		-		(0.04)		(0.04)		(0.06)		(0.02)
Net asset value, end of period	$14.66		$11.69		$9.69		$9.48		$6.34		$9.13
Total Return(a)	26.61%		20.64%		2.66	% **	50.23%		(29.89)%		(24.18)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$118,352		$223,255		$185,394		$183,493		$95,876		$106,987
Ratio of expenses to average daily net assets:
Before expense waiver	1.30%		1.29%		1.28	% *	1.27%		1.28%		1.26%
After expense waiver	1.27	% #	1.27	%#	1.27	% *(b)	1.25	% (b)	1.27	% (b)#	1.25	% #
Net investment income (loss) to average daily net assets	0.77%		0.54%		0.53	% *	0.34%		0.97%		0.66%
Portfolio turnover rate	27%		26%		32	% **	70%		40%		38%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Distributions from net investment income and tax return of capital are less than $0.01 per share.

††  Effective November 1, 2004, brokerage commissions are included with realized gain or loss on investment transactions. Prior to November 1, 2004, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

©  For the period from January 1, 2004 through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain changes as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 10/31/06		Year ended 10/31/05††		Period ended 10/31/04©		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$11.80		$9.76		$9.54		$6.37		$9.18		$12.14
Income (loss) from investment operations:
Net investment income	0.13	***	0.08	***	0.05	***	0.05	***	0.08	***	0.08	***
Net realized and unrealized gain (loss) on investments	3.00		1.97		0.21		3.17		(2.81)		(3.01)
Total income (loss) from investment operations	3.13		2.05		0.26		3.22		(2.73)		(2.93)
Less distributions to shareholders:
From net investment income	(0.14)		(0.01)		(0.04)		(0.05)		(0.08)		(0.03)
Tax return of capital	-		-		-		-		(0.00	)†	-
Total distributions	(0.14)		(0.01)		(0.04)		(0.05)		(0.08)		(0.03)
Net asset value, end of period	$14.79		$11.80		$9.76		$9.54		$6.37		$9.18
Total Return(a)	26.68%		20.95%		2.75	% **	50.60%		(29.82)%		(24.10)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$73,348		$59,211		$39,106		$44,227		$41,795		$51,999
Ratio of expenses to average daily net assets:
Before expense waiver	1.15%		1.14%		1.13	% *	1.12%		1.12%		1.11%
After expense waiver	1.12	% #	1.12	% #	1.11	% *(b)	1.10	% (b)	1.11	% (b)#	1.10	% #
Net investment income to average daily net assets	0.93%		0.69%		0.66	% *	0.64%		1.07%		0.79%
Portfolio turnover rate	27%		26%		32	% **	70%		40%		38%
	Class S
	Year ended 10/31/06		Year ended 10/31/05††		Period ended 10/31/04©		Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of period	$11.82		$9.78		$9.56		$6.39		$9.21		$12.16
Income (loss) from investment operations:
Net investment income	0.13	***	0.08	***	0.06	***	0.04	***	0.09	***	0.08	***
Net realized and unrealized gain (loss) on investments	3.01		1.97		0.20		3.19		(2.83)		(3.00)
Total income (loss) from investment operations	3.14		2.05		0.26		3.23		(2.74)		(2.92)
Less distributions to shareholders:
From net investment income	(0.14)		(0.01)		(0.04)		(0.06)		(0.08)		(0.03)
Tax return of capital	-		-		-		-		(0.00	)†	-
Total distributions	(0.14)		(0.01)		(0.04)		(0.06)		(0.08)		(0.03)
Net asset value, end of period	$14.82		$11.82		$9.78		$9.56		$6.39		$9.21
Total Return(a)	26.76%		20.91%		2.75	% **	50.49%		(29.82)%		(23.99)%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$806,440		$608,471		$524,488		$587,883		$441,475		$721,113
Ratio of expenses to average daily net assets:
Before expense waiver	1.12%		1.11%		1.10	% *	1.09%		1.10%		1.08%
After expense waiver	1.09	% #	1.09	% #	1.08	% *(b)	1.07	% (b)	1.09	% (b)#	1.07	% #
Net investment income to average daily net assets	0.97%		0.72%		0.70	% *	0.58%		1.18%		0.82%
Portfolio turnover rate	27%		26%		32	% **	70%		40%		38%

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment income and distributions from tax return of capital are less than $0.01 per share.

††  Effective November 1, 2004, brokerage commissions are included with realized gain or loss on investment transactions. Prior to November 1, 2004, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

©  For the period from January 1, 2004 through October 31, 2004.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain changes as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year ended 10/31/06		Year ended 10/31/05††		Period ended 10/31/04©		Year ended 12/31/03		Period ended 12/31/02©©
Net asset value, beginning of period	$11.50		$9.58		$9.42		$6.30		$6.26
Income (loss) from investment operations:
Net investment income (loss)	0.03	***	(0.00	)***†	(0.00	)***†	(0.01	)***	(0.00	)***†
Net realized and unrealized gain on investments	2.93		1.92		0.20		3.13		0.04
Total income from investment operations	2.96		1.92		0.20		3.12		0.04
Less distributions to shareholders:
From net investment income	(0.06)		-		(0.04)		(0.00	)†	-
Net asset value, end of period	$14.40		$11.50		$9.58		$9.42		$6.30
Total Return(a)	25.82	% (c)	20.04	% (c)	2.22	% **(c)	49.44	% (c)	-	‡
Ratios / Supplemental Data:
Net assets, end of period (000's)	$232		$186		$155		$152		$102
Ratio of expenses to average daily net assets:
Before expense waiver	1.85%		1.84%		1.83	% *	1.82%		-	‡
After expense waiver	1.82	% #	1.82	% #	1.82	% *(b)	1.81	% (b)	-	‡
Net investment income (loss) to average daily net assets	0.23%		(0.01)%		(0.02	)% *	(0.16)%		-	‡
Portfolio turnover rate	27%		26%		32	% **	70%		40	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Net investment loss and distributions from net investment income are less than $0.01 per share.

††  Effective November 1, 2004, brokerage commissions are included with realized gain or loss on investment transactions. Prior to November 1, 2004, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

©  For the period from January 1, 2004 through October 31, 2004.

©©  Class N commenced operations on December 31, 2002.

‡  Amounts are de minimis due to the short period of operations.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain changes as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)  Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A		Class L		Class Y		Class S		Class N
	Period ended 10/31/06†		Period ended 10/31/06†		Period ended 10/31/06†		Period ended 10/31/06†		Period ended 10/31/06†
Net asset value, beginning of period	$10.00		$10.00	†	$10.00		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.07	***	(0.01	)***	0.12	***	0.13	***	0.05	***
Net realized and unrealized gain on investments	2.34		2.45		2.33		2.33		2.32
Total income from investment operations	2.41		2.44		2.45		2.46		2.37
Net asset value, end of period	$12.41		$12.44		$12.45		$12.46		$12.37
Total Return(a)	24.10	%(b)**	24.40	% **	24.50	%**	24.60	%**	23.70	%(b)**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$3,773		$9,667		$179		$6,036		$151
Ratio of expenses to average daily net assets:
Before expense waiver	1.70	%*	2.21	% *	2.52	%*	2.52	%*	3.35	%*
After expense waiver	1.58	%#*	1.33	% #*	1.18	%#*	1.15	%#*	1.88	%#*
Net investment income (loss) to average daily net assets	0.68	%*	(0.13	)% *	1.13	%*	1.22	%*	0.47	%*
Portfolio turnover rate	81	%**	81	% **	81	%**	81	%**	81	%**

*  Annualized.

**  Percentages represent the results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  For the period December 1, 2005 (commencement of operations) through October 31, 2006.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

(a)  Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth by their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(b)  Total Return excludes a front-end sales charge for Class A and a contigent deferred sales charge for Class N and would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.  The Fund
   MassMutual Premier Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended. The Trust consists of the following series (each individually referred to as a "Fund" or collectively as the "Funds"): MassMutual Premier Money Market Fund ("Money Market Fund"), MassMutual Premier Short-Duration Bond Fund ("Short-Duration Bond Fund"), MassMutual Premier Inflation-Protected Bond Fund ("Inflation-Protected Bond Fund"), MassMutual Premier Core Bond Fund ("Core Bond Fund"), MassMutual Premier Diversified Bond Fund ("Diversified Bond Fund"), MassMutual Premier Strategic Income Fund ("Strategic Income Fund"), MassMutual Premier High Yield Fund ("High Yield Fund"), MassMutual Premier Balanced Fund ("Balanced Fund"), MassMutual Premier Value Fund ("Value Fund"), MassMutual Premier Enhanced Index Value Fund ("Enhanced Index Value Fund"), MassMutual Premier Enhanced Index Value Fund II ("Enhanced Index Value Fund II"), MassMutual Premier Enhanced Index Core Equity Fund ("Enhanced Index Core Equity Fund"), MassMutual Premier Main Street Fund ("Main Street Fund"), MassMutual Premier Capital Appreciation Fund ("Capital Appreciation Fund"), MassMutual Premier Core Growth Fund ("Core Growth Fund"), MassMutual Premier Enhanced Index Growth Fund ("Enhanced Index Growth Fund"), MassMutual Premier Discovery Value Fund ("Discovery Value Fund") (formerly known as MassMutual Premier Mid-Cap Value Fund), MassMutual Premier Small Capitalization Value Fund ("Small Capitalization Value Fund"), MassMutual Premier Main Street Small Cap Fund ("Main Street Small Cap Fund"), MassMutual Premier Small Company Opportunities Fund ("Small Company Opportunities Fund"), MassMutual Premier Global Fund ("Global Fund"), MassMutual Premier International Equity Fund ("International Equity Fund") and MassMutual Premier Focused International Fund ("Focused International Fund").

The Strategic Income Fund, Main Street Fund, Capital Appreciation Fund and Global Fund commenced operations on December 31, 2004.

The Discovery Value Fund and Focused International Fund commenced operations on December 1, 2005.

The Main Street Small Cap Fund commenced operations on September 27, 2006.

After the close of business on October 31, 2004, the DLB Fixed Income Fund acquired all the assets and liabilities of the MassMutual Core Bond Fund, pursuant to a plan of reorganization approved by its shareholders on October 29, 2004. The acquisition was accomplished by a tax-free exchange of 20,871,231 Class A shares, 37,098,237 Class L shares, 18,254,779 Class Y shares, 70,832,283 Class S shares and 102,518 Class N shares of the MassMutual Core Bond Fund for 20,871,231 Class A shares, 37,098,237 Class L shares, 18,254,779 Class Y shares, 70,832,283 Class S shares and 102,518 Class N shares of the DLB Fixed Income Fund, respectively. MassMutual Core Bond Fund's net assets at that date of $1,614,325,098, including $38,398,712 of net unrealized appreciation, were combined with those of the DLB Fixed Income Fund. The aggregate net assets of the DLB Fixed income Fund immediately before the acquisition were $19,860,657. The combined net assets of the DLB Fixed Income Fund immediately following the acquisition were $1,634,185,755. After the merger the DLB Fixed Income Fund changed its name to the MassMutual Premier Core Bond Fund. Because the MassMutual Core Bond Fund was considerably larger than the DLB Fixed Income Fund, the MassMutual Core Bond Fund was the accounting survivor following the merger. As the accounting survivor, the MassMutual Core Bond Fund's operating history is used for the financial reporting, marketing and advertising purposes.

After the close of business on October 31, 2004, the DLB Value Fund acquired all the assets and liabilities of the MassMutual Core Value Equity Fund, pursuant to a plan of reorganization approved by its shareholders on October 29, 2004. The acquisition was accomplished by a tax-free exchange of 2,222,591 Class A shares, 9,278,184 Class L shares, 569,225 Class Y shares, 80,588,085 Class S shares and 45,790 Class N shares of the MassMutual Core Value Equity Fund for 707,765 Class A shares, 3,026,051 Class L shares, 187,772 Class Y shares, 26,798,217 Class S shares and 14,354 Class N shares

Notes to Financial Statements (Continued)

of the DLB Value Fund, respectively. MassMutual Core Value Equity Fund's net assets at that date of $487,751,093, including $92,568,595 of net unrealized appreciation, were combined with those of the DLB Value Fund. The aggregate net assets of the DLB Value Fund immediately before the acquisition were $70,730,178. The combined net assets of the DLB Value Fund immediately following the acquisition were $558,481,271. After the merger the DLB Value Fund changed its name to the MassMutual Premier Value Fund.

After the close of business on October 31, 2004, the DLB Small Company Opportunities Fund acquired all the assets and liabilities of the MassMutual Small Cap Equity Fund, pursuant to a plan of reorganization approved by its shareholders on October 29, 2004. The acquisition was accomplished by a tax-free exchange of 671,761 Class A shares, 5,875,013 Class L shares, 938,094 Class Y shares, 26,185,578 Class S shares and 10,032 Class N shares of the MassMutual Small Cap Equity Fund for 562,186 Class A shares, 4,950,860 Class L shares, 792,067 Class Y shares, 22,220,065 Class S shares and 8,314 Class N shares of DLB Small Company Opportunities Fund, respectively. MassMutual Small Cap Equity Fund's net assets at that date of $450,543,835, including $75,202,221 of net unrealized appreciation, were combined with those of the DLB Small Company Opportunities Fund. The aggregate net assets of the DLB Small Company Opportunities Fund immediately before the acquisition were $452,237,726. The combined net assets of the DLB Small Company Opportunities Fund immediately following the acquisition were $902,781,561. After the merger the DLB Small Company Opportunities Fund changed its name to the MassMutual Premier Small Company Opportunities Fund.

After the close of business on October 31, 2004, each of the DLB Money Market Fund, DLB Short-Duration Bond Fund, DLB Inflation-Protected Bond Fund, DLB Diversified Bond Fund, DLB Balanced Fund, and DLB International Equity Fund (each a "New Fund") acquired all of the assets and liabilities of the MassMutual Money Market Fund, MassMutual Short-Duration Bond Fund, MassMutual Inflation-Protected Bond Fund, MassMutual Diversified Bond Fund, MassMutual Balanced Fund, and MassMutual International Equity Fund (each a "Fund"), respectively, pursuant to agreements and plans of reorganization that were approved by each Fund's respective shareholders on October 29, 2004. Each acquisition was accomplished by a tax-free transfer of all of the assets of each Fund to the corresponding New Fund in exchange for shares of the New Fund and the assumption by the New Fund of all the liabilities of the Fund. After the merger, each of the DLB Money Market Fund, DLB Short-Duration Bond Fund, DLB Inflation-Protected Bond Fund, DLB Diversified Bond Fund, DLB Balanced Fund, and DLB International Equity Fund changed its name to the MassMutual Premier Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier Balanced Fund, and MassMutual Premier International Equity Fund, respectively.

During the reporting period, each Fund had five classes of shares: Class A, Class L, Class Y, Class S and Class N. Class N shares of the Money Market Fund are not currently available. The principal economic difference among the classes is the level of service and administration fees borne by the classes. The classes of shares are offered to different types of investors, as outlined in the Trust's Prospectus.

2.  Significant Accounting Policies
   The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
   Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations

Notes to Financial Statements (Continued)

furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For all Funds, excluding the Money Market Fund, short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. The Money Market Fund's portfolio securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a per-share net asset value of $1.00. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, for each of the Trust's foreign funds, a fair value pricing service is used to assist in the pricing of foreign securities. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Securities Lending
   Each Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Funds taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At October 31, 2006, the Funds loaned securities having the following market values, collateralized by cash, which was invested in short-term instruments in the following amounts:

	Securities on Loan	Collateral
Short-Duration Bond Fund	$3,532,022	$3,619,638
Core Bond Fund	211,763,920	216,885,939
Diversified Bond Fund	99,565,015	102,024,018
Strategic Income Fund	7,982,951	8,187,225
High Yield Fund	21,367,066	21,891,945
Balanced Fund	22,796,780	23,507,348
Value Fund	42,156,747	44,113,060
Enhanced Index Value Fund	18,226,942	18,871,775
Enhanced Index Value Fund II	15,158,240	15,726,453
Enhanced Index Core Equity Fund	5,922,951	6,099,756
Main Street Fund	42,784,853	44,271,366
Capital Appreciation Fund	71,220,186	73,546,174

Notes to Financial Statements (Continued)

	Securities on Loan	Collateral
Core Growth Fund	8,941,995	9,190,851
Enhanced Index Growth Fund	9,172,706	9,485,966
Discovery Value Fund	1,863,519	1,937,476
Small Capitalization Value Fund	22,960,313	24,050,693
Small Company Opportunities Fund	107,638,626	112,139,333
Global Fund	64,702,047	67,504,345
International Equity Fund	81,478,709	85,629,898

For each Fund, the amount of securities on loan indicated in the table above may not correspond with the securities on loan identified on the Portfolio of Investments because securities with pending sales are in the process of recall from the brokers. At October 31, 2006, the Funds listed below had securities on loan with pending sales.

Market Value of Pending Sales
Short-Duration Bond Fund	$2,000,671
Diversified Bond Fund	6,288,819
Value Fund	504,039
Enhanced Index Value Fund	5,461,989
Enhanced Index Value Fund II	250,492
Enhanced Index Core Equity Fund	1,344,931
Enhanced Index Growth Fund	62,617

The Trust receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended October 31, 2006, the Trust earned securities lending agent fees as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Short-Duration Bond Fund	$845,595	$810,881	$34,714
Core Bond Fund	12,689,095	12,289,307	399,788
Diversified Bond Fund	3,639,005	3,538,733	100,272
Strategic Income Fund	553,027	490,020	63,007
High Yield Fund	815,813	759,212	56,601
Balanced Fund	966,720	939,289	27,431
Value Fund	1,541,927	1,501,271	40,656
Enhanced Index Value Fund	389,090	375,818	13,272
Enhanced Index Value Fund II	615,971	594,145	21,826
Enhanced Index Core Equity Fund	141,597	138,547	3,050
Main Street Fund	960,780	935,068	25,712
Capital Appreciation Fund	3,924,016	3,832,357	91,659
Core Growth Fund	369,542	355,924	13,618
Enhanced Index Growth Fund	177,271	172,474	4,797
Discovery Value Fund	19,451	18,301	1,150
Small Capitalization Value Fund	866,154	818,922	47,232
Small Company Opportunities Fund	4,039,988	3,778,174	261,814
Global Fund	4,219,218	3,886,642	332,576
International Equity Fund	5,938,059	5,409,654	528,405

Repurchase Agreements
   Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of

Notes to Financial Statements (Continued)

default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

Accounting for Investments
   Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
   It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders
   Dividends from net investment income of each Fund, other than the Money Market Fund, are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

Foreign Currency Translation
   The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

Forward Foreign Currency Contracts
   Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

Notes to Financial Statements (Continued)

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of open forward foreign currency contracts for the Strategic Income Fund at October 31, 2006 is as follows:

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Strategic Income Fund
BUYS
11/24/06	Argentinian Peso	2,800,000	$904,685	$905,036	$351
01/10/07	Australian Dollar	785,000	591,794	606,418	14,624
11/14/06	Australian Dollar	80,000	59,564	61,388	1,824
11/22/06	Australian Dollar	2,570,000	1,939,733	1,972,084	32,351
02/21/07	Brazilian Real	7,660,000	3,308,851	3,509,450	200,599
08/02/07	Brazilian Real	4,160,000	1,758,790	1,847,106	88,316
09/05/07	Brazilian Real	5,740,000	2,462,182	2,533,793	71,611
10/02/07	Brazilian Real	4,320,000	1,870,940	1,898,205	27,265
11/03/06	Brazilian Real	2,000,000	907,276	930,449	23,173
11/05/07	Brazilian Real	2,810,000	1,230,298	1,227,610	(2,688)
12/04/06	Brazilian Real	2,000,000	929,368	930,449	1,081
01/10/07	British Pound Sterling	870,000	1,649,270	1,660,152	10,882
11/14/06	British Pound Sterling	125,000	232,043	237,025	4,982
12/27/06	British Pound Sterling	560,000	1,044,772	1,067,171	22,399
01/10/07	Canadian Dollar	230,000	204,336	205,698	1,362
11/14/06	Canadian Dollar	260,000	229,077	230,517	1,440
11/21/06	Chilean Peso	316,000,000	587,212	601,046	13,834
12/28/06	Chilean Peso	198,000,000	367,245	376,949	9,704
01/10/07	Euro Dollar	2,685,000	3,437,799	3,439,022	1,223
01/31/07	Euro Dollar	630,000	809,623	807,711	(1,912)
03/05/07	Euro Dollar	920,000	1,189,928	1,181,140	(8,788)
03/06/07	Euro Dollar	740,000	958,581	950,087	(8,494)
11/14/06	Euro Dollar	1,110,000	1,394,948	1,408,540	13,592
12/06/06	Euro Dollar	3,200,000	4,109,748	4,063,171	(46,577)
01/10/07	Japanese Yen	1,331,000,000	11,461,625	11,468,594	6,969
11/14/06	Japanese Yen	41,000,000	344,252	347,384	3,132
11/30/06	Japanese Yen	170,000,000	1,547,158	1,440,373	(106,785)
12/11/06	Japanese Yen	276,000,000	2,434,171	2,346,910	(87,261)
12/12/06	Japanese Yen	332,000,000	2,960,295	2,824,547	(135,748)
12/13/06	Japanese Yen	223,000,000	2,000,839	1,898,188	(102,651)
12/14/06	Japanese Yen	313,000,000	2,781,188	2,665,646	(115,542)
12/15/06	Japanese Yen	383,000,000	3,410,204	3,263,478	(146,726)
11/16/06	Malaysian Ringgit	1,080,000	306,522	295,688	(10,834)
11/17/06	Malaysian Ringgit	1,090,000	308,607	298,426	(10,181)
11/21/06	Mexican Peso	6,190,000	573,355	574,318	963
11/24/06	Mexican Peso	8,100,000	747,557	751,531	3,974
11/28/06	Mexican Peso	9,410,000	860,946	873,075	12,129
11/29/06	Mexican Peso	9,410,000	860,514	873,075	12,561
01/24/08	New Turkish Lira	2,765,000	1,850,736	1,610,145	(240,591)
02/01/08	New Turkish Lira	2,100,000	1,114,531	1,219,417	104,886

Notes to Financial Statements (Continued)

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
11/27/06	New Turkish Lira	1,400,000	$947,867	$958,576	$10,709
03/05/07	New Zealand Dollar	2,490,000	1,613,090	1,654,848	41,758
01/10/07	Norwegian Krone	3,780,000	584,601	580,003	(4,598)
01/12/07	Republic of Korea Won	654,000,000	692,393	695,368	2,975
02/02/07	Republic of Korea Won	698,000,000	740,544	742,593	2,049
11/02/06	Republic of Korea Won	698,000,000	732,155	740,741	8,586
11/06/06	South African Rand	7,200,000	926,459	951,947	25,488
11/27/06	South African Rand	8,130,000	1,137,763	1,074,906	(62,857)
01/10/07	Swedish Krona	1,050,000	144,590	146,081	1,491
01/10/07	Swiss Franc	4,360,000	3,528,643	3,528,899	256
03/05/07	Swiss Franc	1,460,000	1,205,376	1,187,516	(17,860)
03/06/07	Swiss Franc	195,000	161,397	158,621	(2,776)
11/08/06	Swiss Franc	2,180,000	1,803,740	1,741,423	(62,317)
11/09/06	Swiss Franc	1,650,000	1,363,580	1,318,049	(45,531)
11/10/06	Swiss Franc	1,150,000	939,850	918,640	(21,210)
11/14/06	Swiss Franc	73,000	57,619	58,314	695
01/17/07	Thai Baht	29,000,000	772,509	790,090	17,581
11/06/06	Thai Baht	35,000,000	930,727	953,938	23,211
					$(421,901)
SELLS
01/10/07	Australian Dollar	2,255,000	1,699,209	1,742,004	(42,795)
03/05/07	Australian Dollar	1,550,000	1,177,070	1,195,485	(18,415)
11/14/06	Australian Dollar	159,000	119,668	122,008	(2,340)
11/22/06	Australian Dollar	2,570,000	1,945,490	1,972,084	(26,594)
02/21/07	Brazilian Real	4,935,000	2,162,103	2,260,984	(98,881)
11/03/06	Brazilian Real	2,000,000	933,271	930,449	2,822
01/10/07	British Pound Sterling	680,000	1,277,550	1,297,590	(20,040)
02/07/07	British Pound Sterling	370,000	699,675	706,141	(6,466)
11/14/06	British Pound Sterling	250,000	467,470	474,050	(6,580)
12/27/06	British Pound Sterling	675,000	1,263,983	1,286,322	(22,339)
01/10/07	Canadian Dollar	2,090,000	1,874,811	1,869,171	5,640
02/20/07	Canadian Dollar	565,000	509,009	505,930	3,079
11/14/06	Canadian Dollar	530,000	465,255	469,900	(4,645)
11/22/06	Chinese Yuan Renminbi	7,200,000	912,409	913,822	(1,413)
11/24/06	Czech Republic Koruna	20,000,000	888,889	898,386	(9,497)
01/10/07	Euro Dollar	2,845,000	3,600,005	3,643,954	(43,949)
01/31/07	Euro Dollar	630,000	805,077	807,711	(2,634)
02/07/07	Euro Dollar	740,000	955,704	949,025	6,679
11/14/06	Euro Dollar	2,245,000	2,819,091	2,848,804	(29,713)
11/20/06	Euro Dollar	250,000	324,838	317,239	7,599
12/06/06	Euro Dollar	4,400,000	5,581,752	5,586,860	(5,108)
01/10/07	Japanese Yen	173,000,000	1,479,114	1,490,659	(11,545)
02/07/07	Japanese Yen	83,000,000	737,539	717,844	19,695
03/05/07	Japanese Yen	139,000,000	1,215,221	1,206,214	9,007
11/14/06	Japanese Yen	83,000,000	700,658	703,241	(2,583)
11/24/06	Japanese Yen	112,000,000	950,336	948,952	1,384
11/30/06	Japanese Yen	300,000,000	2,742,682	2,541,834	200,848
12/11/06	Japanese Yen	276,000,000	2,381,581	2,346,910	34,671
12/12/06	Japanese Yen	332,000,000	2,871,493	2,824,547	46,946

Notes to Financial Statements (Continued)

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
12/13/06	Japanese Yen	223,000,000	$1,908,536	$1,898,188	$10,348
12/14/06	Japanese Yen	313,000,000	2,678,717	2,665,646	13,071
12/15/06	Japanese Yen	383,000,000	3,355,848	3,263,478	92,370
11/01/06	Mexican Peso	5,387	499	500	(1)
01/24/08	New Turkish Lira	2,765,000	1,481,068	1,610,145	(129,077)
02/01/08	New Turkish Lira	2,100,000	1,105,142	1,219,417	(114,275)
03/05/07	New Zealand Dollar	290,000	191,951	192,733	(782)
01/10/07	Norwegian Krone	420,000	63,219	64,445	(1,226)
11/02/06	Republic of Korea Won	698,000,000	738,624	740,741	(2,117)
11/27/06	South African Rand	8,130,000	1,095,371	1,074,906	20,465
01/10/07	Swedish Krona	890,000	123,913	123,821	92
03/05/07	Swedish Krona	8,560,000	1,194,928	1,194,702	226
11/06/06	Swedish Krona	6,690,000	914,794	920,746	(5,952)
01/10/07	Swiss Franc	3,945,000	3,146,472	3,193,006	(46,534)
11/08/06	Swiss Franc	2,180,000	1,758,065	1,741,423	16,642
11/09/06	Swiss Franc	1,650,000	1,341,793	1,318,049	23,744
11/10/06	Swiss Franc	1,150,000	925,224	918,640	6,584
11/14/06	Swiss Franc	148,000	116,974	118,225	(1,251)
11/24/06	Swiss Franc	1,100,000	874,404	878,700	(4,296)
					$(139,136)

Delayed Delivery Transactions, When Issued Securities, and Forward Commitments
  Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities, for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

Notes to Financial Statements (Continued)

A summary of open obligations for the Short-Duration Bond Fund, Core Bond Fund, Diversified Bond Fund, Strategic Income Fund and the Balanced Fund under these forward commitments at October 31, 2006 is as follows:

Forward Commitment Contracts to Buy	Expiration of Contracts	Aggregate Face Value of Contracts		Cost	Market Value	Unrealized Appreciation (Depreciation)
Short-Duration Bond Fund
FNMA TBA
5.5% 11/01/2036	Nov-06	$25,539,000		$25,166,440	$25,237,719	$71,279
Core Bond Fund
FNMA TBA
5.0% 11/01/2036	Nov-06	$25,150,000		$24,175,438	$24,285,469	$110,031
5.5% 11/01/2036	Nov-06	127,788,000		125,969,803	126,280,498	310,695
						$420,726
Diversified Bond Fund
FNMA TBA
5.0% 11/01/2036	Nov-06	$24,500,000		$23,550,625	$23,657,813	$107,188
5.5% 11/01/2036	Nov-06	29,887,000		29,440,340	29,534,426	94,086
						$201,274
Strategic Income Fund
FNMA TBA
4.5% 11/01/2021	Nov-06	$259,000		$248,600	$250,583	$1,983
5.0% 11/01/2021	Nov-06	824,000		806,426	811,576	5,150
5.0% 11/01/2036	Nov-06	881,000		848,991	850,716	1,725
5.5% 11/01/2021	Nov-06	734,000		731,018	734,803	3,785
5.5% 11/01/2036	Nov-06	1,017,000		1,001,022	1,005,003	3,981
6.0% 11/01/2021	Nov-06	1,393,000		1,411,357	1,414,439	3,082
6.5% 11/01/2036	Nov-06	772,000		785,993	786,656	663
						$20,369
FHLMC TBA
5.0% 11/01/2036	Nov-06	$205,000		$197,184	$198,033	$849
Merrill Lynch & Co., Republic of Columbia Credit Linked Nts.
0.0% 11/17/2016	Nov-06	248,000,000	*	$105,694	$106,998	$1,304
Balanced Fund
FNMA TBA
5.0% 11/01/2036	Nov-06	$1,700,000		$1,634,125	$1,641,563	$7,438
5.5% 11/01/2036	Nov-06	2,125,000		2,095,402	2,099,932	4,530
						$11,968

*  The face value of the contract is in Columbian Pesos.

Financial Futures Contracts
   The Short-Duration Bond Fund, the Inflation-Protected Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the Strategic Income Fund, the High Yield Fund, the Balanced Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II, the Enhanced Index Core Equity Fund, the Main Street Fund, the Capital Appreciation Fund, the Enhanced Index Growth Fund, the Discovery Value Fund, the Small Capitalization Value Fund, the Main Street Small Cap Fund, the Global Fund, the International Equity Fund and the Focused International Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an

Notes to Financial Statements (Continued)

amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

A summary of open futures contracts for the Core Bond Fund, Diversified Bond Fund, Strategic Income Fund and the Balanced Fund at October 31, 2006 is as follows:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
	Core Bond Fund
BUYS
1570	U.S. Treasury Note 5 year	12/30/06	$165,733,125	$1,435,117
258	U.S. Treasury Note 2 year	1/4/07	52,736,813	139,927
				$1,575,044
	Diversified Bond Fund
BUYS
325	U.S. Treasury Note 5 year	12/30/06	$34,307,813	$295,262
64	U.S. Treasury Note 2 year	1/4/07	13,082,000	34,712
				$329,973
	Strategic Income Fund
BUYS
58	Euro Schatz	12/10/06	7,646,977	$9,457
2	Amsterdam Index	11/17/06	246,989	(1,700)
2	Long Gilt Index	12/30/06	417,202	2,667
4	Japanese 10 year Bond	12/20/06	4,557,678	16,437
22	NASDAQ 100 Index	12/17/06	766,810	61,754
19	Euro BOBL Index	12/11/06	2,645,124	3,109
20	Euro Bund Index	12/11/06	2,990,166	(10,870)
1	S&P/MIB Index	12/16/06	251,240	10,361
65	US Treasury Note 10 year	12/29/06	7,034,219	31,837
102	U.S. Long Bond	12/30/06	11,490,938	122,761
2	SPI 200 Index	12/15/06	205,688	10,014
				$255,827
SELLS
8	FTSE/JSE 40 Index	12/21/06	228,414	$(8,693)
9	Mini JGB 10 year	12/8/06	1,024,258	(6,692)
7	CAC40 Index	11/20/06	475,934	1,554
10	Canadian 10 year Bond	12/17/06	1,017,998	(11,703)
54	S&P 500 EMINI	12/15/06	3,734,640	(191,678)
46	U.S. Treasury Note 5 year	12/30/06	4,855,875	(35,461)
1	DAX Index	12/19/06	199,654	(7,582)
10	Nikkei 225	12/7/06	1,385,300	(24,402)
3	S&P/TSE 60 Index	12/15/06	375,033	(21,677)
60	U.S. Treasury Note 2 year	1/4/07	12,264,375	(33,206)
4	Australian 10 year Bond	12/15/06	314,826	4,037
8	FTSE 100 Index	12/16/06	931,490	(32,463)
				$(367,966)
	Balanced Fund
BUYS
45	U.S. Treasury Note 5 year	12/30/06	$4,750,313	$40,930
21	U.S. Treasury Note 2 year	1/4/07	4,292,531	7,685
158	S&P 500 EMINI	12/18/06	10,921,806	5,313
				$53,928

Notes to Financial Statements (Continued)

Options
   The Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of security prices, indexes of interest rates, futures contracts and swap agreements. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. Premiums paid for purchasing options which expire are treated as realized losses. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option. See the Portfolio of Investments of the Short-Duration Bond Fund, Core Bond Fund, Diversified Bond Fund, Strategic Income Fund and Balanced Fund for open purchased option contracts as of October 31, 2006.

The Funds may also "write" put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Notes to Financial Statements (Continued)

A summary of open written option contracts for the Short-Duration Bond Fund, Core Bond Fund, Diversified Bond Fund, Strategic Income Fund and the Balanced Fund at October 31, 2006, is as follows:

Notional Amount	Expiration Date	Description	Premiums	Market Value
Short-Duration Bond Fund
$11,055,000	4/14/2008	Goldman Swaption, Strike 5.68%	$643,971	$579,263
Core Bond Fund
$35,376,000	4/14/2008	Goldman Swaption, Strike 5.68%	$2,060,709	$1,853,642
Diversified Bond Fund
$7,839,000	4/14/2008	Goldman Swaption, Strike 5.68%	$456,634	$410,750
Strategic Income Fund
$1,180,000	1/30/2007	JP Morgan Turkish Lira Call	$20,009	$22,391
Balanced Fund
$1,507,500	4/14/2008	Goldman Swaption, Strike 5.68%	$87,814	$78,990

Transactions in options written for the Short-Duration Bond Fund, Core Bond Fund, Diversified Bond Fund, Strategic Income Fund, Balanced Fund and Core Growth Fund during the year ended October 31, 2006 were as follows:

	Number of Contracts	Premiums Received
Short-Duration Bond Fund
Options outstanding at October 31, 2005	-	$-
Options written	16,255,000	648,755
Options terminated in closing purchase transactions	(5,200,000)	(4,784)
Options outstanding at October 31, 2006	11,055,000	$643,971
Core Bond Fund
Options outstanding at October 31, 2005	-	$-
Options written	51,776,000	2,075,797
Options terminated in closing purchase transactions	(16,400,000)	(15,088)
Options outstanding at October 31, 2006	35,376,000	$2,060,709
Diversified Bond Fund
Options outstanding at October 31, 2005	-	$-
Options written	11,389,000	459,900
Options terminated in closing purchase transactions	(3,550,000)	(3,266)
Options outstanding at October 31, 2006	7,839,000	$456,634
Strategic Income Fund
Options outstanding at October 31, 2005	2,680,000	$10,988
Options written	1,207,450,112	1,136,260
Options terminated in closing purchase transactions	(1,208,950,112)	(1,127,239)
Options outstanding at October 31, 2006	1,180,000	$20,009
Balanced Fund
Options outstanding at October 31, 2005	-	$-
Options written	2,257,500	88,504
Options terminated in closing purchase transactions	(750,000)	(690)
Options outstanding at October 31, 2006	1,507,500	$87,814

Notes to Financial Statements (Continued)

	Number of Contracts	Premiums Received
Core Growth Fund
Option outstanding at October 31,2005	-	$-
Options written	155	193,304
Options terminated in closing purchase transactions	(155)	(193,304)
Option outstanding at July 31,2006	-	$-

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Trust.

Swaps
   The Funds may engage in swap transactions, including, but not limited to, interest rate, currency, credit default, indices, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on swaps (collectively defined as "swap transactions").

Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuation, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The Funds will maintain cash or liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap,

Notes to Financial Statements (Continued)

floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligation under the agreement.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

During the term of a swap, cap, floor or collar, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities or index; or the return generated by a security. These periodic payments received or made by the Trust are recorded in the accompanying Statement of Operations as realized gains and losses, respectively.

A summary of open swap agreements for the Short-Duration Bond Fund, Core Bond Fund, Diversified Bond Fund, Strategic Income Fund and the Balanced Fund at October 31, 2006, is as follows:

Short-Duration Bond Fund

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps
5,000,000	USD	12/20/2010	Agreement with Goldman Sachs, dated 9/21/05	$(80,991)
			to pay 0.85% times the notional amount. The Fund
			receives payment only upon a default event of an
			entity within the Dow Jones CDX.NA.HVol.5 Index.
1,250,000	USD	12/20/2009	Agreement with Barclays Bank PLC, dated 12/15/05 to pay 0.55% times the notional amount. The Fund receives payment only upon a default event of Cox Communications, Inc. Note.	(11,997)
6,000,000	USD	3/20/2011	Agreement with Bank of America, dated 1/9/06 to pay 0.14% times the notional amount. The Fund receives payment only upon a default event of Citigroup, Inc.	(17,812)
6,000,000	USD	3/20/2011	Agreement with Goldman Sachs, dated 1/7/06 to pay 0.34% times the notional amount. The Fund receives payment only upon a default event of Washington Mutual, Inc. Senior Unsecured Note.	(34,755)
6,000,000	USD	3/20/2011	Agreement with Bank of America, dated 1/10/06 to pay 0.12% times the notional amount. The Fund receives payment only upon a default event of Wells Fargo & Co. Note.	(14,252)
6,000,000	USD	3/20/2011	Agreement with Goldman Sachs, dated 1/10/06 to pay 0.14% times the notional amount. The Fund receives payment only upon a default event of Bank of America Corp. Senior Note.	(15,606)
6,000,000	USD	3/20/2011	Agreement with Barclays Bank PLC, dated 1/10/06 to pay 0.23% times the notional amount. The Fund receives payment only upon a default event of JP Morgan Senior Note.	(28,453)
6,000,000	USD	3/20/2011	Agreement with Bank of America, dated 1/11/06 to pay 0.13% times the notional amount. The Fund receives payment only upon a default event of Wachovia Corp. Senior Note.	(9,490)

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
18,000,000	USD	10/12/2052	Agreement with Goldman Sachs, dated 3/7/06	$(142,857)
			to pay 0.35% times the notional amount. The Fund
			receives payment only upon a default event of
			Lehman Brothers CMBX Index NA.A.1.
290,000	USD	6/20/2013	Agreement with Barclays Bank PLC, dated 3/30/06 to pay 0.71% times the notional amount. The Fund receives payment only upon a default event of Sara Lee Corp. Medium Term Note.	4,428
875,000	USD	6/20/2013	Agreement with Barclays Bank PLC, dated 4/7/06 to pay 0.70% times the notional amount. The Fund receives payment only upon a default event of Sara Lee Corp. Medium Term Note.	12,633
1,350,000	USD	6/20/2013	Agreement with Bank of America, dated 5/26/06, to pay 1.03% times the notional amount. The Fund receives payment only upon a default event of Belo Corp.	6,891
1,750,000	USD	9/20/2011	Agreement with Goldman Sachs, dated 7/14/06, to pay 0.78% times the notional amount. The Fund receives payment only upon a default event of Verizon Communications, Inc.	500
600,000	USD	9/20/2011	Agreement with Goldman Sachs International, dated 8/25/06, to pay 0.53% times the notional amount. The Fund receives payment only upon a default event of United Mexican States.	(2,148)
1,150,000	USD	9/20/2013	Agreement with Barclays Bank PLC, dated 9/8/06, to pay 0.98% times the notional amount. The Fund receives payment only upon a default event of Viacom, Inc.	(13,983)
5,000,000	USD	12/20/2010	Agreement with Barclays Bank PLC, dated 9/21/05 to pay 0.85% times the notional amount. The Fund receives payment only upon a default event of an entity within the Dow Jones CDX.NA.HVol.5 Index.	(89,121)
Interest Rate Swaps
21,150,000	USD	12/12/2009	Agreement with Bank of America, dated 12/12/05 to pay the notional amount multiplied by 4.498% and to receive the notional amount multiplied by the 3 Month Floating LIBOR	409,776
38,670,000	USD	12/12/2012	Agreement with Bank of America, dated 12/12/05 to receive the notional amount multiplied by 4.764% and to pay the notional amount multiplied by the 3 Month Floating LIBOR.	(597,677)
47,430,000	USD	12/12/2025	Agreement with Bank of America, dated 12/12/05 to pay the notional amount multiplied by 5.214% and to receive the notional amount multiplied by the 3 Month Floating LIBOR.	196,565
28,560,000	USD	12/12/2035	Agreement with Bank of America, dated 12/12/05 to receive the notional amount multiplied by 5.267% and to pay the notional amount multiplied by the 3 Month Floating LIBOR	22,541
Spreadlock Swaps
18,000,000	USD	4/1/2007	Agreement with Goldman Sachs, dated 3/16/06, to receive 0.296% times the notional amount and pay the difference between the Lehman Brothers CMBS Aaa 8.5 Index and LIBOR.	19,143
				$(386,665)

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Core Bond Fund
Credit Default Swaps
4,200,000	USD	12/20/2009	Agreement with Barclays Bank PLC, dated 12/15/05	$(40,309)
			to pay 0.55% times the notional amount. The Fund
			receives payment only upon a default event of Cox
			Communications, Inc. Note.
20,000,000	USD	3/20/2011	Agreement with Bank of America, dated 1/7/06 to pay 0.14% times the notional amount. The Fund receives payment only upon a default event of Citigroup, Inc.	(59,373)
20,000,000	USD	3/20/2011	Agreement with Goldman Sachs, dated 1/7/06 to pay 0.34% times the notional amount. The Fund receives payment only upon a default event of Washington Mutual, Inc. Senior Unsecured Note.	(115,850)
20,000,000	USD	3/20/2011	Agreement with Bank of America, dated 1/10/06 to pay 0.12% times the notional amount. The Fund receives payment only upon a default event of Wells Fargo & Company Note.	(47,505)
20,000,000	USD	3/20/2011	Agreement with Goldman Sachs, dated 1/10/06 to pay 0.14% times the notional amount. The Fund receives payment only upon a default event of Bank of America Corporation Senior Note.	(52,019)
20,000,000	USD	3/20/2011	Agreement with Barclays Bank PLC, dated 1/10/06 to pay 0.23% times the notional amount. The Fund receives payment only upon a default event of JP Morgan Senior Note.	(94,841)
20,000,000	USD	3/20/2011	Agreement with Bank of America, dated 1/11/06 to pay 0.13% times the notional amount. The Fund receives payment only upon a default event of Wachovia Corporation Senior Note.	(31,633)
1,040,000	USD	6/20/2013	Agreement with Barclays Bank PLC, dated 3/30/06, to pay 0.71% times the notional amount. The Fund receives payment only upon a default event of Sara Lee Corp. Medium Term Note.	15,052
59,000,000	USD	10/12/2052	Agreement with Goldman Sachs, dated 3/7/06 to pay 0.35% times the notional amount. The Fund receives payment only upon a default event of Lehman Brothers CMBX index NA.A.1.	(468,254)
3,125,000	USD	6/20/2013	Agreement with Barclays Bank PLC, dated 4/07/06, to pay 0.70% times the notional amount. The Fund receives payment only upon a default event of Sara Lee Corp. Medium Term Note.	45,119
4,300,000	USD	6/20/2013	Agreement with Bank of America, dated 5/26/06, to pay 1.03% times the notional amount. The Fund receives payment only upon a default event of Belo Corp.	21,949
6,250,000	USD	9/20/2011	Agreement with Goldman Sachs, dated 7/14/06, to pay 0.78% times the notional amount. The Fund receives payment only upon a default event of Verizon Communications, Inc.	1,787
4,420,000	USD	6/20/2016	Agreement with CSFB International, dated 8/09/06, to pay 0.58% times the notional amount. The Fund receives payment only upon a default event of Marriott International, Inc.	6,523

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
4,420,000	USD	6/20/2016	Agreement with JP Morgan, dated 8/25/06,	$49,792
			to pay 0.80% times the notional amount. The Fund
			receives payment only upon a default event of Boston
			Scientific Corp., Note.
2,000,000	USD	9/20/2011	Agreement with Goldman Sachs International, dated 8/25/06, to pay 0.53% times the notional amount. The Fund receives payment only upon a default event of United Mexican States.	(7,161)
3,895,000	USD	9/20/2013	Agreement with Barclays Bank PLC, dated 9/08/06, to pay 0.98% times the notional amount. The Fund receives payment only upon a default event of Viacom, Inc.	(47,360)
17,000,000	USD	12/20/2010	Agreement with Barclays Bank PLC, dated 9/21/05 to pay 0.85% times the notional amount. The Fund receives payment only upon a default event of an entity within the Dow Jones CDX.NA.HVol.5 Index.	(303,012)
17,000,000	USD	12/20/2010	Agreement with Goldman Sachs, dated 9/21/05 to pay 0.85% times the notional amount. The Fund receives payment only upon a default event of an entity within the Dow Jones CDX.NA.HVol.5 Index.	(275,371)
Interest Rate Swaps
123,000,000	USD	9/15/2008	Agreement with Goldman Sachs, dated 9/15/06, to receive 5.221% times the notional amount and pay the difference between the 3 Month Floating LIBOR.	258,743
63,450,000	USD	12/12/2009	Agreement with Bank of America, dated 12/12/05 to pay the notional amount multiplied by 4.498% and to receive the notional amount multiplied by the 3 Month Floating LIBOR.	1,229,326
116,010,000	USD	12/12/2012	Agreement with Bank of America, dated 12/12/05 to receive the notional amount multiplied by 4.764% and to pay the notional amount multiplied by the 3 Month Floating LIBOR.	(1,793,031)
142,290,000	USD	12/12/2025	Agreement with Bank of America, dated 12/12/05 to pay the notional amount multiplied by 5.214% and to receive the notional amount multiplied by the 3 Month Floating LIBOR.	589,687
85,680,000	USD	12/12/2035	Agreement with Bank of America, dated 12/12/05 to receive the notional amount multiplied by 5.267% and to pay the notional amount multiplied by the 3 Month Floating LIBOR.	67,624
Spreadlock Swap
59,000,000	USD	4/1/2007	Agreement with Goldman Sachs, dated 3/16/06, to receive 0.296% times the notional amount and pay the difference between the Lehman Brothers CMBS Aaa 8.5 Index and LIBOR.	62,747
				$(987,370)
Diversified Bond Fund
Credit Default Swaps
3,500,000	USD	12/20/2010	Agreement with Goldman Sachs, dated 9/21/05 to pay 0.85% times the notional amount. The Fund receives payment only upon a default event of an entity within the Dow Jones CDX.NA.HVol.5 Index.	(56,694)

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
900,000	USD	12/20/2009	Agreement with Barclays Bank PLC, dated 12/15//05	$(8,638)
			to pay 0.55% times the notional amount. The Fund
			receives payment only upon a default event of
			Cox Communications, Inc. Note.
4,500,000	USD	3/20/2011	Agreement with Bank of America, dated 1/7/06 to pay 0.14% times the notional amount. The Fund receives payment only upon a default event of Citigroup, Inc.	(13,359)
4,500,000	USD	3/20/2011	Agreement with Goldman Sachs, dated 1/7/06 to pay 0.34% times the notional amount. The Fund receives payment only upon a default event of Washington Mutual, Inc. Senior Unsecured Note.	(26,066)
4,500,000	USD	3/20/2011	Agreement with Bank of America, dated 1/10/06 to pay 0.12% times the notional amount. The Fund receives payment only upon a default event of Wells Fargo & Company Note.	(10,689)
4,500,000	USD	3/20/2011	Agreement with Goldman Sachs, dated 1/10/06 to pay 0.14% times the notional amount. The Fund receives payment only upon a default event of Bank of America Senior Note.	(11,704)
4,500,000	USD	3/20/2011	Agreement with Barclays Bank PLC, dated 1/10/06 to pay 0.23% times the notional amount. The Fund receives payment only upon a default event of JP Morgan Senior Note.	(21,339)
4,500,000	USD	3/20/2011	Agreement with Bank of America, dated 1/11/06 to pay 0.13% times the notional amount. The Fund receives payment only upon a default event of Wachovia Corporation Senior Note.	(7,117)
13,000,000	USD	10/12/2052	Agreement with Goldman Sachs, dated 3/7/06 to pay 0.350% times the notional amount. The Fund receives payment only upon a default event of an entity in the Lehman 8 + year AAA CMBX Index.	(103,175)
250,000	USD	6/20/2013	Agreement with Barclays Bank PLC, dated 3/30/06 to pay 0.71% times the notional amount. The Fund receives payment only upon a default event of Sara Lee Corp. Medium Term Note.	3,618
750,000	USD	6/20/2013	Agreement with Barclays Bank PLC, dated 4/7/06 to pay 0.70% times the notional amount. The Fund receives payment only upon a default event of Sara Lee Corp. Medium Term Note.	10,828
1,100,000	USD	6/20/2013	Agreement with Bank of America, dated 5/26/06, to pay 1.03% times the notional amount. The Fund receives payment only upon a default event of Belo Corp.	5,615
1,500,000	USD	9/20/2011	Agreement with Goldman Sachs, dated 7/14/06, to pay 0.78% times the notional amount. The Fund receives payment only upon a default event of Verizon Communications, Inc.	429
1,225,000	USD	6/20/2016	Agreement with CSFB International, dated 8/09/06, to pay 0.58% times the notional amount. The Fund receives payment only upon a default event of Marriot International, Inc.	1,808

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
1,225,000	USD	6/20/2016	Agreement with JP Morgan, dated 8/25/06,	$13,800
			to pay 0.80% times the notional amount. The Fund
			receives payment only upon a default event of
			Boston Scientific Corp., Note.
500,000	USD	9/20/2011	Agreement with Goldman Sachs International, dated 8/25/06, to pay 0.53% times the notional amount. The Fund receives payment only upon a default event of United Mexican States.	(1,790)
1,075,000	USD	9/20/2013	Agreement with Barclays Bank PLC, dated 9/8/06, to pay 0.98% times the notional amount. The Fund receives payment only upon a default event of Viacom Inc.	(13,071)
3,500,000	USD	12/20/2010	Agreement with Barclays Bank PLC, dated 9/21/05 to pay 0.85% times the notional amount. The Fund receives payment only upon a default event of an entity within the Dow Jones CDX.NA.HVol.5 Index.	(62,385)
Interest Rate Swaps
8,812,500	USD	12/12/2009	Agreement with Bank of America, dated 12/12/05 to pay the notional amount multiplied by 4.498% and to receive the notional amount multiplied by the 3 month Floating Rate LIBOR.	170,739
16,112,500	USD	12/12/2012	Agreement with Bank of America, dated 12/12/05 to receive the notional amount multiplied by 4.764% and to pay the notional amount multiplied by the 3 month Floating Rate LIBOR.	(249,032)
19,762,500	USD	12/12/2025	Agreement with Bank of America, dated 12/12/05 to pay the notional amount multiplied by 5.214% and to receive the notional amount multiplied by the 3 month Floating Rate LIBOR.	81,901
11,900,000	USD	12/12/2035	Agreement with Bank of America, dated 12/12/05 to receive the notional amount multiplied by 5.267% and to pay the notional amount multiplied by the 3 month Floating Rate LIBOR.	9,391
32,000,000	USD	9/15/2008	Agreement with Goldman Sachs International, dated 9/15/06 to receive the notional amount multiplied by 5.221% and to pay the notional amount multiplied by the 3 month Floating Rate LIBOR.	67,315
Spreadlock Swaps
13,000,000	USD	4/1/2007	Agreement with Goldman Sachs, dated 3/16/06 to receive 0.296% the notional amount and pay the difference between the Lehman CMBS Aaa 8.5 Index and LIBOR	13,826
				$(205,789)
Strategic Income Fund
Credit Default Swaps
150,000	USD	11/20/2015	Agreement with Morgan Stanley, dated 8/12/06 to pay 3.48% times the notional amount. The Fund receives payment only upon a default event of Venezuela Long Bond, due 11/20/2015.	(13,034)
525,000	USD	5/20/2010	Agreement with Morgan Stanley, dated 8/12/06 to pay 2.20% times the notional amount. The Fund receives payment only upon a default event of Venezuela Long Bond, due 5/20/2010.	(20,745)

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
515,000	USD	12/20/2015	Agreement with Citigroup, dated 12/7/05	$1,746
			to pay 0.40% times the notional amount. The Fund
			makes payment only upon a default event of
			Republic of Hungary, 1/29/14.
300,000	USD	3/20/2011	Agreement with Deutsche Bank, dated 3/15/06 to pay 1.88% times the notional amount. The Fund receives payment only upon a default event of Ukraine Bond, due 6/11/13.	(4,236)
990,000	USD	9/20/2015	Agreement with Deutsche Bank, dated 11/30/05 to pay 3.69% times the notional amount. The Fund receives payment only upon a default event of Philippine Bond, due 3/16/25.	(94,901)
620,000	USD	1/20/2011	Agreement with Morgan Stanley, dated 1/11/06 to pay 1.77% times the notional amount. The Fund makes payment only upon a default event of Ukraine Bond, due 6/11/13.	(5,485)
300,000	USD	3/20/2011	Agreement with Morgan Stanley, dated 3/17/06 to pay 1.68% per year times the notional amount. The Fund receives payment only upon a default event of Republic of Indonesia, due 3/10/14.	(6,156)
300,000	USD	6/20/2011	Agreement with Morgan Stanley, dated 3/22/06 to receive 1.67% per year times the notional amount. The Fund makes payment only upon a default event of Republic of Indonesia, due 3/10/14.	5,480
350,000	USD	8/20/2015	Agreement with Morgan Stanley, dated 7/29/05 to pay 3.70% times the notional amount. The Fund receives payment only upon a default event of Republic of Colombia Bond, due 1/28/33.	(40,746)
920,000	USD	3/24/2013	Agreement with Morgan Stanley, dated 5/4/06 to pay .25% times the notional amount. The Fund receive payment only upon a default event of JPY 30,000,000 Euro Bond, 6/28/35.	(12,251)
350,000	USD	9/20/2011	Agreement with UBS Investment Bank, dated 6/29/06 to receive 2.30% times the notional amount. The Fund makes payment only upon a default event of UBS Short Bond due 9/20/11.	14,979
47,000	USD	8/20/2011	Agreement with JP Morgan Chase, dated 7/28/06 to receive 1.92% times the notional amount. The Fund makes payment only upon a default event of Ukraine Bond, 6/11/13.	635
Interest Rate Swaps
8,500,000	SEK	6/19/2012	Agreement with Merrill Lynch International, dated 9/20/06 to receive the notional amount multiplied by 4.03% and to pay the notional amount multiplied by the SEK STIBOR-Side.	1,108
609,765	BRL	1/2/2012	Agreement with JP Morgan Chase Bank, dated 9/19/06 to receive the notional amount multiplied by 13.91% and to pay the notional amount multiplied by the CDI.	(1,526)
1,299,960	MXN	9/16/2026	Agreement with J. Aron & Co., dated 10/11/06 to receive the notional amount multiplied by 9.33% and to pay the notional amount multiplied by the Floating Rate MXN-TIIE-Banxico.	605

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Interest Rate Swaps (continued)
3,070,000	MXN	8/27/2026	Agreement with Goldman Sachs & Co.,	$12,151
			dated 9/21/06 to receive the notional amount
			multiplied by 9.15% and to pay the notional
			amount multiplied by the Floating Rate
			MXN-TIIE-Banxico.
305,581	BRL	1/3/2012	Agreement with Goldman Sachs & Co., dated 9/20/06 to receive the notional amount multiplied by 14.05% and to pay the notional amount multiplied by the BRR-CDI-Compounded Index.	3,351
792,130	BRL	1/4/2010	Agreement with J. Aron & Co., dated 8/02/06 to receive the notional amount multiplied by 14.89% and to pay the notional amount multiplied by the BRR-CDI-Compounded Index.	5,202
306,286	BRL	1/2/2012	Agreement with Banco Santander Central Hispano, S.A., dated 9/20/06 to receive the notional amount multiplied by 14.00% and to pay the notional amount multiplied by the Brazil Interbank.	2,941
490,000	USD	5/13/2015	Agreement with Deutsche Bank, dated 5/13/05 to receive the notional amount multiplied by 5.46% and to pay the notional amount multiplied by the 6 Month Floating Rate LIBOR.	89,571
270,000	USD	6/23/2015	Agreement with Deutsche Bank, dated 6/23/05 to receive the notional amount multiplied by 5.25% and to pay the notional amount multiplied by the 6 Month Floating Rate LIBOR.	40,998
385,000	PLN	7/1/2010	Agreement with CSFBi., dated 7/1/05 to receive the notional amount multiplied by 4.48% and to pay the notional amount multiplied by the 6 month Floating Rate PLZ-WIBOR-WIBO.	(2,667)
2,670,000	MXN	7/9/2015	Agreement with CSFBi., dated 7/21/05 to receive the notional amount multiplied by 10.00% and to pay the notional amount multiplied by the Floating Rate MXN-TIIE-Banxico.	25,390
869,711	BRL	1/2/2007	Agreement with Goldman Sachs, dated 3/17/05 to receive the notional amount multiplied by 18.00% and to pay the notional amount multiplied by the Floating Rate MXN-TIIE-Banxico.	20,446
722,005	BRL	1/2/2008	Agreement with Goldman Sachs, dated 4/12/05 to receive the notional amount multiplied by 18.16% and to pay the notional amount multiplied by the Brazilian Floating Rate CDI.	30,380
1,100,000	MXN	3/5/2015	Agreement with Goldman Sachs, dated 3/17/05 to receive the notional amount multiplied by 10.85% and to pay the notional amount multiplied by the Floating Rate MXN-TIIE-Banxico.	15,913
2,710,000	MXN	5/8/2015	Agreement with Goldman Sachs, dated 5/20/05 to receive the notional amount multiplied by 10.70% and to pay the notional amount multiplied by the Floating Rate MXN-TIIE-Banxico.	38,743

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Interest Rate Swaps (continued)
2,324,920	MXN	5/29/2015	Agreement with Goldman Sachs, dated 6/10/05	$28,405
			to receive the notional amount multiplied by 10.43%
			and to pay the notional amount multiplied by the
			Floating Rate MXN-TIIE-Banxico.
2,324,920	MXN	6/1/2015	Agreement with Goldman Sachs, dated 6/13/05 to receive the notional amount multiplied by 10.30% and to pay the notional amount multiplied by the Floating Rate MXN-TIIE-Banxico.	26,656
359,916	MXN	6/4/2015	Agreement with Goldman Sachs, dated 6/16/05 to receive the notional amount multiplied by 10.29% and to pay the notional amount multiplied by the Floating Rate MXN-TIIE-Banxico.	4,028
712,582	BRL	1/2/2008	Agreement with Goldman Sachs, dated 6/17/05 to receive the notional amount multiplied by 17.18% and to pay the notional amount multiplied by the Floating Rate CDI Brazil Interbank.	22,795
1,340,000	MXN	6/24/2015	Agreement with Goldman Sachs, dated 7/06/05 to receive the notional amount multiplied by 10.00% and to pay the notional amount multiplied by the Floating Rate MXN-TIIE-Banxico.	13,055
10,999,986	MXN	2/5/2016	Agreement with J. Aron & Co., dated 2/17/06 to receive the notional amount multiplied by 8.70% and to pay the notional amount multiplied by the Floating Rate MXN-TIIE-Banxico.	22,303
1,570,000	MXN	8/31/2020	Agreement with J. Aron & Co., dated 9/19/05 to receive the notional amount multiplied by 9.41% and to pay the notional amount multiplied by the Floating Rate MXN-TIIE-Banxico.	10,282
4,700,000	MXN	8/26/2025	Agreement with J. Aron & Co, dated 9/20/05 to receive the notional amount multiplied by 9.51% and to pay the notional amount multiplied by the Floating Rate MXN-TIIE-Banxico.	34,355
3,120,000	MXN	8/28/2025	Agreement with J. Aron & Co, dated 9/22/05 to receive the notional amount multiplied by 9.50% and to pay the notional amount multiplied by the Floating Rate MXN-TIIE-Banxico.	22,517
2,600,000	MXN	8/17/2015	Agreement with JP Morgan, dated 8/29/05 to receive the notional amount multiplied by 9.76% and to pay the notional amount multiplied by the Floating Rate MXN-TIIE-Banxico.	20,836
1,340,000	PLN	7/4/2010	Agreement with Lehman Brothers, dated 7/4/05 to receive the notional amount multiplied by 4.53% and to pay the notional amount multiplied by the 6 month Floating Rate PLZ-WIBOR-WIBO.	(3,041)
2,650,000	MXN	7/9/2015	Agreement with Lehman Brothers, dated 7/21/05 to receive the notional amount multiplied by 9.99% and to pay the notional amount multiplied by the Floating Rate MXN-TIIE-Banxico.	25,864
1,000,000	BRL	1/2/2007	Agreement with Morgan Stanley, dated 7/07/05 to receive the notional amount multiplied by 17.590% and to pay the notional amount multiplied by the Floating Rate BZDIOVRA Index.	48,422

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Interest Rate Swaps (continued)
80,000	PLN	3/24/2010	Agreement with Citigroup dated 3/24/05	$346
			to receive the notional amount multiplied by 5.52%
			and to pay the notional amount multiplied by the
			6 month Floating Rate PLZ-WIBOR-WIBO.
128,000	PLN	3/24/2010	Agreement with Citigroup dated 3/25/05 to receive the notional amount multiplied by 5.55% and to pay the notional amount multiplied by the 6 month Floating Rate PLZ-WIBOR-WIBO.	592
14,590,000	NOK	2/5/2007	Agreement with UBS dated 2/1/06 to pay the notional amount multiplied by 4.22% and to receive the notional amount multiplied by the 6 month NOK-NIBOR-NIBR.	108,020
5,740,000	ZAR	6/23/2008	Agreement with JP Morgan, dated 6/21/06 to pay the notional amount multiplied by 8.29% and to receive the notional amount multiplied by the 3 month Floating Rate LIBOR.	8,574
10,600,000	TWD	6/27/2011	Agreement with Citigroup, dated 6/26/06 to pay the notional amount multiplied by 2.32% and to receive protection on Taiwan New Dollars.	(4,608)
10,600,000	INR	6/27/2011	Agreement with Deutsche Bank Capital Corp., dated 6/26/06 to pay the notional amount multiplied by 7.175% and to receive protection on INR-MIBOR-OIS-Compound.	4,475
1,175,000	NZD	6/29/2016	Agreement with Westpac, dated 6/29/06 to pay the notional amount multiplied by 6.75% and to receive notional amount multiplied by the 6 month NZD-BBR-FRA.	17,697
52,000,000	HUF	7/3/2011	Agreement with Deutsche Bank Capital Corp., dated 7/3/06 to pay the notional amount multiplied by 8.44% and receive notional amount multiplied by 6 month HUF-BUBOR-Reutor.	6,735
Total Return Swaps
480,000	USD	12/1/2006	Agreement with Lehman Brothers Inc., dated 6/01/06 to receive the monthly payment based on the spread of the Lehman Brothers CMBS AAA 8.5 Index multiplied by the notional amount if positive and to pay the absolute value of the spread if negative.	555
440,000	USD	12/1/2006	Agreement with Deutsche Bank, dated 6/01/06 to receive the monthly payment based on the spread of the Lehman Brothers CMBS AAA 8.5 Index multiplied by the notional amount if positive and to pay the absolute value of the spread if negative.	(653)
557,188	BRL	12/13/2006	Agreement with Goldman Sachs International, dated 10/16/06 with respect to Bovespa Index futures contracts where by the fund receives or makes payments based on the total return of the Bovespa Index.	(286)
11,532,000	INR	11/30/2006	Agreement with Goldman Sachs, dated 10/31/06 with respect to INDF/NSE Nifty Index futures contracts where by the Fund receives or makes payments based on the total return of the INDF/NSE Nifty Index.	(2,227)

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Total Return Swaps (continued)
736,200	EUR	10/14/2008	Agreement with Morgan Stanley, dated 10/9/06 to	$50,392
			pay the monthly return of the EUR-LIBOR
			multiplied by the notional amount and to receive the
			total return on a custom basket of European equities.
3,500	GBP	10/9/2008	Agreement with Morgan Stanley, dated 10/9/06 to pay the monthly return of the GBP-LIBOR multiplied by the notional amount and to receive the total return on a custom basket of UK equities.	160
82,377,500	JPY	12/20/2007	Agreement with Morgan Stanley, dated 10/12/06 to pay the monthly return of the JPY-LIBOR multiplied by the notional amount and to receive the total return on a custom basket of Japanese equities.	2,341
2,324,418	USD	11/8/2006	Agreement with Morgan Stanley, dated 10/6/06 to pay the monthly return of the USD-LIBOR multiplied by the notional amount and to receive the total return on a custom basket of U.S. equities.	120,850
224,821	USD	10/9/2007	Agreement with Goldman Sachs, dated 10/6/06 to receive the monthly payment based on the spread of the MSCI USD Market Index multiplied by the notional amount if positive and to pay the absolute value of the spread if negative.	4,503
588,230	USD	9/5/2007	Agreement with Goldman Sachs, dated 9/8/06 to pay the monthly return of the USD-LIBOR multiplied by the notional amount and to receive the total return on a custom basket of three U.S. sector index funds.	23,585
178,678,500	KRW	12/14/2006	Agreement with Morgan Stanley, dated 10/10/06 with respect to Korean S200 Index futures contracts where by the Fund receives or makes payments equal to the total return of the Korean S200 Index.	(2)
				$725,418
Balanced Fund
Credit Default Swaps
750,000	USD	12/20/2010	Agreement with Goldman Sachs dated 9/21/05 to pay 0.85% times the notional amount. The Fund receives payment only upon a default event of an entity within the Dow Jones CDX.NA.HVol.5 Index.	(12,149)
200,000	USD	12/20/2009	Agreement with Barclays Bank PLC, dated 12/15/05 to pay 0.55% times the notional amount. The Fund receives payment only upon a default event of Cox Communications, Inc. Note.	(1,919)
1,000,000	USD	3/20/2011	Agreement with Bank of America, dated 1/7/06 to pay 0.14% times the notional amount. The Fund receives payment only upon a default event of Citigroup, Inc.	(2,969)
1,000,000	USD	3/20/2011	Agreement with Goldman Sachs, dated 1/7/06 to pay 0.34% times the notional amount. The Fund receives payment only upon a default event of Washington Mutual, Inc. Senior Unsecured Note.	(5,793)
1,000,000	USD	3/20/2011	Agreement with Bank of America, dated 1/10/06 to pay 0.12% times the notional amount. The Fund receives payment only upon a default event of Wells Fargo & Company Note.	(2,375)

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps (continued)
1,000,000	USD	3/20/2011	Agreement with Goldman Sachs, dated 1/10/06	$(2,601)
			to pay 0.14% times the notional amount. The Fund
			receives payment only upon a default event of
			Bank of America Senior Note.
1,000,000	USD	3/20/2011	Agreement with Barclays Bank PLC, dated 1/10/06 to pay 0.23% times the notional amount. The Fund receives payment only upon a default event of JP Morgan Senior Note.	(4,742)
1,000,000	USD	3/20/2011	Agreement with Bank of America, dated 1/11/06 to pay 0.13% times the notional amount. The Fund receives payment only upon a default event of Wachovia Corporation Senior Note.	(1,582)
3,000,000	USD	10/12/2052	Agreement with Goldman Sachs, dated 3/7/06 to pay 0.35% times the notional amount. The Fund receives payment only upon a default event of Lehman Brothers CMBX Index NA.A.1.	(23,810)
40,000	USD	6/20/2013	Agreement with Barclays Bank PLC, dated 3/30/06 to pay 0.71% times the notional amount. The Fund receives payment only upon a default event of Sara Lee Corp. Medium Term Note.	579
125,000	USD	6/20/2013	Agreement with Barclays Bank PLC, dated 4/07/06 to pay 0.70% times the notional amount. The Fund receives payment only upon a default event of Sara Lee Corp. Medium Term Note.	1,805
200,000	USD	6/20/2013	Agreement with Bank of America, dated 5/26/06, to pay 1.03% times the notional amount. The Fund receives payment only upon a default event of Belo Corp.	1,021
250,000	USD	9/20/2011	Agreement with Goldman Sachs, dated 7/14/06, to pay 0.78% times the notional amount. The Fund receives payment only upon a default event of Verizon Communications, Inc.	72
180,000	USD	6/20/2016	Agreement with CSFB International, dated 8/9/06, to pay 0.58% times the notional amount. The Fund receives payment only upon a default event of Marriot International, Inc.	266
180,000	USD	6/20/2016	Agreement with JP Morgan, dated 8/25/06, to pay 0.80% times the notional amount. The Fund receives payment only upon a default event of Boston Scientific Corp., Note.	2,028
75,000	USD	9/20/2011	Agreement with Goldman Sachs International, dated 8/25/06, to pay 0.53% times the notional amount. The Fund receives payment only upon a default event of United Mexican States.	(269)
155,000	USD	9/20/2013	Agreement with Barclays Bank PLC, dated 9/8/06, to pay 0.98% times the notional amount. The Fund receives payment only upon a default event of Viacom, Inc.	(1,885)
800,000	USD	12/20/2010	Agreement with Barclays Bank PLC, dated 9/21/05 to pay 0.85% times the notional amount. The Fund receives payment only upon a default event of an entity within the Dow Jones CDX.NA.HVol.5 Index.	(14,259)

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Interest Rate Swap
5,000,000	USD	9/15/2008	Agreement with Goldman Sachs International,	$10,518
			dated 9/15/06 to receive the notional amount
			multiplied by 5.221% and to pay the notional amount
			multiplied by the 3 month Floating Rate LIBOR.
Spreadlock Swap
3,000,000	USD	4/1/2007	Agreement with Goldman Sachs, dated 3/16/06 to receive 0.296% times the notional amount and pay the difference between the Lehman Brothers CMBS Aaa 8.5 Index and LIBOR.	3,190
				$(54,874)

BRL Brazilian Lira

HUF Hungarian Forint

INR Indian Rupee

JPY Japanese Yen

MXN Mexican Peso

NOK Norwegian Krone

NZD New Zealand Dollars

PLN Polish Zloty

TWD Taiwan New Dollars

USD United States Dollar

ZAR South African Rand

Structured Notes
   The Strategic Income Fund, the Short-Duration Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the High Yield Fund and the Balanced Fund's Core Bond Segment can buy "structured" notes, which are specially-designed debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be "structured" by the purchaser (the Fund) and the borrower issuing the note. The values of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks. Therefore the Fund could receive more or less than it originally invested when a note matures, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or to sell its investment quickly at an acceptable price.

Dollar Roll Transactions
   The Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed security to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. A Fund is compensated for agreeing to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser or repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, a Fund may enter into a dollar roll transaction involving a security not then in the Fund's portfolio.

A Fund will segregate cash or other liquid securities in an amount sufficient to meet its obligations under dollar roll transactions or otherwise cover its obligations as permitted by applicable law. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund's right

Notes to Financial Statements (Continued)

to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased.

For the year ended October 31, 2006, the Strategic Income Fund earned $78,368 in interest income from dollar roll transactions.

Inflation-Indexed Bonds
   The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a periodic coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Allocation of Operating Activity
   In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities
   The Global Fund invests a significant amount of its assets and each of the International Equity Fund and Focused International Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not

Notes to Financial Statements (Continued)

typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

3.  Management
Fees and Other
Transactions

Investment Management Fees
   Under agreements between the Trust and Massachusetts Mutual Life Insurance Company ("MassMutual") on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees monthly based upon each Fund's average daily net assets at the following annual rates:

Money Market Fund	0.35%	Main Street Fund	0.65%

Short-Duration Bond Fund	0.40%	Capital Appreciation Fund	0.65%

Inflation-Protected Bond Fund	0.48%	Core Growth Fund	0.55%

Core Bond Fund	0.48%	Enhanced Index Growth Fund	0.50%

Diversified Bond Fund	0.50%	Discovery Value Fund	0.80%

Strategic Income Fund	0.55%	Small Capitalization Value Fund	0.70%

High Yield Fund	0.50%	Main Street Small Cap Fund	0.58%

Balanced Fund	0.48%	Small Company Opportunities Fund	0.58%

Value Fund	0.50%	Global Fund	0.80%

Enhanced Index Value Fund	0.50%	International Equity Fund	0.85%

Enhanced Index Value Fund II	0.50%	Focused International Fund	0.90%

Enhanced Index Core Equity Fund	0.50%

MassMutual has entered into investment sub-advisory agreements with Babson Capital Management LLC ("Babson Capital") pursuant to which Babson Capital serves as certain Funds' sub-adviser providing day-to-day management of the Funds' investments. Babson Capital is a wholly-owned subsidiary of MassMutual Holding LLC, which is a controlled subsidiary of MassMutual. During the year, Babson Capital received a sub-advisory fee from MassMutual based upon each Fund's average daily net assets at the following annual rates:

Money Market Fund	0.05%
Short-Duration Bond Fund	0.08%
Inflation-Protected Bond Fund	0.08%
Core Bond Fund	0.10%
Diversified Bond Fund	0.10%
High Yield Fund	0.20%
Balanced Fund: Fixed income portion	0.09%
Balanced Fund: Equity portion	0.25%
Enhanced Index Value Fund	0.25%
Enhanced Index Value Fund II	0.25%
Enhanced Index Core Equity Fund	0.25%
Enhanced Index Growth Fund	0.25%

Notes to Financial Statements (Continued)

MassMutual has entered into investment sub-advisory agreements with its indirect subsidiary OppenheimerFunds, Inc. ("OFI") on behalf of certain funds. These agreements provide that OFI manage the investment and reinvestment of the assets of these funds. OFI received a fee based upon each Fund's average daily net assets at the following annual rates:

Strategic Income Fund	0.49% on the first $225 million, 0.32% on the next $275 million, 0.25% on any excess over $500 million
Main Street Fund	0.33% on the first $1 billion, 0.30% on any excess over $1 billion
Capital Appreciation Fund	0.42% on the first $700 million, 0.40% on the next $300 million, 0.375% on any excess over $1 billion
Global Fund	0.58% of the first $475 million, 0.50% on the next $525 million, 0.45% on any excess over $1 billion
International Equity Fund	0.50%

MassMutual has entered into investment sub-advisory agreements with OFI Institutional Asset Management, Inc. ("OFI Institutional"), a wholly-owned subsidiary of OFI, on behalf of certain funds. These agreements provide that OFI Institutional manage the investment and reinvestment of the assets of these funds. OFI Institutional received a fee based upon each Fund's average daily net assets at the following annual rates:

Value Fund	0.23%
Core Growth Fund	0.23%
Discovery Value Fund	0.40%
Small Capitalization Value Fund	0.40%
Main Street Small Cap Fund	0.40%
Small Company Opportunities Fund	0.40% on the first $1 billion 0.30% on any excess over $1 billion

Prior to January 27, 2006, Babson Capital managed the investment and reinvestment of the assets of the Value Fund and Core Growth Fund and received fees equal to an annual rate of 0.25% on the first $600 million and 0.15% on any excess over $600 million of the average daily net assets of the Value Fund and 0.25% of the average daily net assets of the Core Growth Fund. From January 27, 2006 to May 1, 2006, OFI managed the investment and reinvestment of the assets of the Value Fund and Core Growth Fund and received fees equal to the annual rates paid to Babson Capital.

Prior to April 1, 2006, Babson Capital managed the investment and reinvestment of the assets of the Discovery Value Fund, Small Capitalization Value Fund and Small Company Opportunities Fund and received fees equal to the annual rates listed above for each Fund.

MassMutual has entered into an investment sub-advisory agreement with its indirect subsidiary Baring International Investment Limited ("Baring"). This agreement provides that Baring manage the investment and reinvestment of the assets of the Focused International Fund. Baring received a fee based upon the Fund's average daily net assets at the following annual rate:

Focused International Fund	0.55%

Notes to Financial Statements (Continued)

Administration Fees
   Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual received an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates:

	Class A	Class L	Class Y	Class S	Class N
Money Market Fund	0.3266%	0.3266%	0.1766%	0.0766%	N/A
Short-Duration Bond Fund	0.3189%	0.3189%	0.1689%	0.1189%	0.3689%
Inflation-Protected Bond Fund	0.2808%	0.2808%	0.1308%	0.0308%	0.3308%
Core Bond Fund	0.2851%	0.2851%	0.1351%	0.0851%	0.3551%
Diversified Bond Fund	0.3660%	0.3760%	0.2160%	0.1660%	0.4160%
Strategic Income Fund	0.3400%	0.3400%	0.1900%	0.1400%	0.3900%
High Yield Fund	0.3443%	0.3443%	0.1943%	0.1443%	0.3943%
Balanced Fund	0.3968%	0.3968%	0.2468%	0.0868%	0.4568%
Value Fund	0.3158%	0.2758%	0.1658%	0.0658%	0.3758%
Enhanced Index Value Fund	0.3085%	0.3085%	0.1585%	0.0585%	0.3685%
Enhanced Index Value Fund II	0.3085%	0.3085%	0.1585%	0.0585%	0.3685%
Enhanced Index Core Equity Fund	0.2663%	0.2663%	0.1163%	0.0663%	0.3163%
Main Street Fund	0.3100%	0.3100%	0.1600%	0.1100%	0.3600%
Capital Appreciation Fund	0.3000%	0.3000%	0.1500%	0.1000%	0.3500%
Core Growth Fund	0.3571%	0.3571%	0.2071%	0.1571%	0.4071%
Enhanced Index Growth Fund	0.2144%	0.2144%	0.0644%	0.0144%	0.2644%
Discovery Value Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.4500%
Small Capitalization Value Fund	0.3150%	0.3150%	0.1650%	0.1150%	0.3650%
Main Street Small Cap Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.3500%
Small Company Opportunities Fund	0.2971%	0.2971%	0.1971%	0.0971%	0.3971%
Global Fund	0.3600%	0.3600%	0.2100%	0.1800%	0.4100%
International Equity Fund	0.3192%	0.3192%	0.1692%	0.1392%	0.3692%
Focused International Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.4500%

Distribution and Service Fees
   MML Distributors, LLC (the "Distributor") acts as distributor to each Fund. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each fund pay a fee of 0.25% of the average daily net asset value of the Fund to: (i) the Distributor for services provided and expenses incurred by its connection with the distribution of Class A shares of the Fund; and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. Pursuant to separate 12b-1 Plans adopted by the Funds, Class N shares of each fund pay a fee of 0.50% of the average daily net asset value of the Fund as follows: 0.25% of the average daily net asset value of the Fund to the Distributor for services provided and expenses incurred by its connection with the distribution of Class N shares of the Fund; and 0.25% of the average daily net asset value of the Fund to MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class N shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. The Distributor is a majority owned subsidiary of MassMutual. In addition, OppenheimerFunds Distributor, Inc. (the "Sub-Distributor") acts as sub-distributor to each Fund. The Sub-Distributor is an affiliate of the Distributor and an indirect majority owned subsidiary of MassMutual.

Notes to Financial Statements (Continued)

Expense Caps and Waivers
   MassMutual agreed to cap the fees and expenses of the following Funds through February 28, 2007, as follows:

	Class A	Class L	Class Y	Class S	Class N
Money Market Fund	0.77%	0.52%	0.55%	0.45%	N/A
Short-Duration Bond Fund	0.92%	0.67%	0.59%	0.54%	1.22%
Inflation-Protected Bond Fund*	1.08%	0.83%	0.68%	0.58%	1.38%
Core Bond Fund	0.96%	0.71%	0.64%	0.59%	1.28%
Diversified Bond Fund	0.99%	0.75%	0.74%	0.69%	1.29%
Strategic Income Fund	1.16%	0.89%	0.76%	0.71%	1.38%
High Yield Fund*	1.15%	0.90%	0.75%	0.70%	1.45%
Balanced Fund	1.16%	0.91%	0.76%	0.60%	1.47%
Value Fund*	1.09%	0.80%	0.69%	0.59%	1.40%
Enhanced Index Value Fund	1.09%	0.84%	0.69%	0.59%	1.40%
Enhanced Index Value Fund II	1.09%	0.84%	0.69%	0.59%	1.40%
Enhanced Index Core Equity Fund	1.09%	0.84%	0.69%	0.59%	1.40%
Main Street Fund	1.23%	0.93%	0.83%	0.60%	1.53%
Capital Appreciation Fund	1.09%	0.97%	0.82%	0.71%	1.46%
Core Growth Fund	1.20%	0.95%	0.80%	0.75%	1.50%
Enhanced Index Growth Fund	1.09%	0.84%	0.69%	0.59%	1.40%
Discovery Value Fund	1.40%	1.15%	1.00%	0.93%	1.70%
Small Capitalization Value Fund	1.30%	1.05%	0.90%	0.85%	1.60%
Main Street Small Cap Fund**	1.14%	0.89%	0.79%	0.69%	1.49%
Small Company Opportunities Fund	1.14%	0.89%	0.79%	0.69%	1.49%
Global Fund	1.43%	1.14%	1.03%	0.89%	1.52%
International Equity Fund	1.52%	1.27%	1.12%	1.09%	1.82%
Focused International Fund	1.58%	1.33%	1.18%	1.15%	1.88%

*  Expense Caps in effect through March 1, 2006.

**  Expense Caps in effect through February 29, 2008.

For the Money Market Fund, MassMutual has agreed to voluntarily waive some or all of its fees and, if necessary, a portion of its management fees, to allow each class of the Fund to maintain a 7-day yield of at least approximately 0.10%. Payments made to intermediaries will be unaffected. MassMutual may amend or discontinue this waiver at any time without advance notice.

Effective March 1, 2006, MassMutual agreed to voluntarily waive, through February 28, 2007, Administration fees for Classes A, L and N, as follows: 0.18% for the Money Market Fund, 0.07% for the Short-Duration Bond Fund, 0.08% for the Core Bond Fund, and 0.15% for the Diversified Bond Fund.

Effective October 29, 2004, MassMutual agreed to voluntarily waive, through March 1, 2006, expenses for the Enhanced Index Core Equity Fund and the Enhanced Index Growth Fund, as follows: 0.06% for Class A, Class L and Class Y, 0.11% for Class S and 0.05% for Class N.

Notes to Financial Statements (Continued)

Other
   Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of each trustee who is not an officer of MassMutual is borne by the Funds.

The following table shows certain concentrations of principal shareholders of each Fund with record or beneficial ownership as of October 31, 2006. Investment activities of these shareholders could have a material effect on the respective Fund.

Fund	Shareholders Holding in Excess of 10% of Fund's Outstanding Shares ("Principal Shareholders")	Total % owned by Principal Shareholders	Total % Ownership by Related Party
Money Market Fund	1	88.8%	95.3%
Short-Duration Bond Fund	1	59.4	97.8
Inflation-Protected Bond Fund	4	88.8	98.6
Core Bond Fund	1	73.7	97.2
Diversified Bond Fund	4	48.5	97.4
Strategic Income Fund	1	86.7	97.4
High Yield Fund	3	68.2	90.1
Balanced Fund	1	97.8	99.1
Value Fund	1	88.8	99.8
Enhanced Index Value Fund	2	79.8	93.3
Enhanced Index Value Fund II	1	84.7	100.0
Enhanced Index Core Equity Fund	2	87.9	93.0
Main Street Fund	1	99.0	99.1
Capital Appreciation Fund	1	97.6	97.6
Core Growth Fund	3	66.6	97.5
Enhanced Index Growth Fund	3	88.6	91.6
Discovery Value Fund	1	89.8	100.0
Small Capitalization Value Fund	2	88.2	94.0
Main Street Small Cap Fund	1	96.0	100.0
Small Company Opportunities Fund	2	74.2	95.3
Global Fund	1	99.3	99.3
International Equity Fund	1	90.6	98.8
Focused International Fund	3	84.6	89.1

Notes to Financial Statements (Continued)

4.  Purchases and Sales of Investments
   Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended October 31, 2006, were as follows:

		Long-term U.S. Government Securities	Other Long-Term Securities
Purchases	Short-Duration Bond Fund	$401,279,861	$19,538,142
	Inflation-Protected Bond Fund	74,289,180	-
	Core Bond Fund	3,032,260,853	127,375,820
	Diversified Bond Fund	867,995,503	71,069,401
	Strategic Income Fund	170,734,992	202,843,892
	High Yield Fund	-	90,826,401
	Balanced Fund	109,073,717	208,882,354
	Value Fund	-	753,914,794
	Enhanced Index Value Fund	-	172,220,697
	Enhanced Index Value Fund II	-	237,455,712
	Enhanced Index Core Equity Fund	-	65,978,038
	Main Street Fund	-	378,209,067
	Capital Appreciation Fund	-	532,102,450
	Core Growth Fund	-	136,326,423
	Enhanced Index Growth Fund	-	92,650,882
	Discovery Value Fund	-	29,240,950
	Small Capitalization Value Fund	-	36,321,498
	Main Street Small Cap Fund	-	11,664,956
	Small Company Opportunities Fund	-	1,012,759,355
	Global Fund	-	196,066,054
	International Equity Fund	-	276,452,903
	Focused International Fund	-	24,126,106
Sales	Short-Duration Bond Fund	$455,917,369	$63,008,955
	Inflation-Protected Bond Fund	10,225,456	-
	Core Bond Fund	2,922,509,478	313,714,612
	Diversified Bond Fund	760,852,587	58,050,608
	Strategic Income Fund	169,588,644	218,330,796
	High Yield Fund	-	61,976,771
	Balanced Fund	110,348,327	257,433,322
	Value Fund	-	895,206,728
	Enhanced Index Value Fund	-	143,177,941
	Enhanced Index Value Fund II	-	272,156,070
	Enhanced Index Core Equity Fund	-	60,774,496
	Main Street Fund	-	393,758,866
	Capital Appreciation Fund	-	494,899,033
	Core Growth Fund	-	145,084,380
	Enhanced Index Growth Fund	-	68,819,458
	Discovery Value Fund	-	18,878,405
	Small Capitalization Value Fund	-	39,060,410
	Main Street Small Cap Fund	-	1,683,133
	Small Company Opportunities Fund	-	1,286,104,195
	Global Fund	-	177,045,474
	International Equity Fund	-	359,391,242
	Focused International Fund	-	6,270,463

Notes to Financial Statements (Continued)

5.  Capital Share Transactions
   The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

	Class A
	Year ended October 31, 2006		Year ended October 31, 2005
	Shares	Amount	Shares	Amount
Money Market Fund
Sold	1,917,143,361	$1,917,143,361	1,694,166,064	$1,694,166,064
Issued as reinvestment of dividends	5,448,602	5,448,601	2,032,659	2,032,658
Redeemed	(1,824,942,911)	(1,824,942,911)	(1,688,295,110)	(1,688,295,110)
Net increase (decrease)	97,649,052	$97,649,051	7,903,613	$7,903,612
Short-Duration Bond Fund
Sold	2,428,042	$24,484,094	2,358,457	$24,050,638
Issued as reinvestment of dividends	263,635	2,607,347	222,196	2,244,183
Redeemed	(1,854,941)	(18,594,192)	(1,912,984)	(19,531,145)
Net increase (decrease)	836,736	$8,497,249	667,669	$6,763,676
Inflation-Protected Bond Fund
Sold	1,204,036	$12,196,569	1,210,290	$12,721,929
Issued as reinvestment of dividends	84,103	848,597	17,180	179,194
Redeemed	(788,050)	(7,936,434)	(126,470)	(1,334,831)
Net increase (decrease)	500,089	$5,108,732	1,101,000	$11,566,292
Core Bond Fund
Sold	6,402,565	$68,084,376	7,126,929	$77,604,138
Issued as reinvestment of dividends	953,804	10,072,166	134,906	1,454,243
Redeemed	(9,392,288)	(99,866,083)	(6,098,706)	(66,428,092)
Net increase (decrease)	(2,035,919)	$(21,709,541)	1,163,129	$12,630,289
Diversified Bond Fund
Sold	995,395	$10,519,967	1,929,972	$20,783,847
Issued as reinvestment of dividends	118,662	1,245,943	87,899	937,883
Redeemed	(1,543,767)	(16,306,121)	(812,713)	(8,794,884)
Net increase (decrease)	(429,710)	$(4,540,211)	1,205,158	$12,926,846
Strategic Income Fund*
Sold	1,257,800	$12,527,090	573,989	$5,748,290
Issued as reinvestment of dividends	27,314	266,586	-	-
Redeemed	(308,362)	(3,060,121)	(85,677)	(859,110)
Net increase (decrease)	976,752	$9,733,555	488,312	$4,889,180
High Yield Fund
Sold	1,102,032	$11,541,462	587,178	$6,213,636
Issued as reinvestment of dividends	48,857	490,043	33	350
Redeemed	(217,846)	(2,276,686)	(55,322)	(587,427)
Net increase (decrease)	933,043	$9,754,819	531,889	$5,626,559
Balanced Fund
Sold	314,386	$3,075,624	172,957	$1,620,791
Issued as reinvestment of dividends	17,898	170,929	15,945	149,248
Redeemed	(252,297)	(2,451,256)	(189,956)	(1,776,988)
Net increase (decrease)	79,987	$795,297	(1,054)	$(6,949)
Value Fund
Sold	694,618	$12,088,274	395,215	$6,659,095
Issued - Merger	-	-	707,765	11,232,232
Issued as reinvestment of dividends	18,609	315,421	3,621	61,451
Redeemed	(370,268)	(6,427,202)	(159,241)	(2,687,222)
Net increase (decrease)	342,959	$5,976,493	947,360	$15,265,556
Enhanced Index Value Fund
Sold	549,806	$7,021,821	124,743	$1,470,236
Issued as reinvestment of dividends	35,992	418,231	2	16
Redeemed	(360,334)	(4,537,657)	(1,009)	(12,000)
Net increase (decrease)	225,464	$2,902,395	123,736	$1,458,252
Enhanced Index Value Fund II
Sold	111,350	$1,158,855	79,473	$876,926
Issued as reinvestment of dividends	82,738	811,658	3,558	38,786
Redeemed	(149,163)	(1,570,782)	(85,600)	(955,082)
Net increase (decrease)	44,925	$399,731	(2,569)	$(39,370)

Notes to Financial Statements (Continued)

	Class A
	Year ended October 31, 2006		Year ended October 31, 2005
	Shares	Amount	Shares	Amount
Enhanced Index Core Equity Fund
Sold	211,854	$2,507,815	32,094	$333,822
Issued as reinvestment of dividends	230	2,571	-	-
Redeemed	(27,774)	(317,015)	(283)	(3,039)
Net increase (decrease)	184,310	$2,193,371	31,811	$330,783
Main Street Fund*
Sold	912,245	$9,838,627	495,142	$4,934,809
Issued as reinvestment of dividends	5,269	55,322	-	-
Redeemed	(219,427)	(2,362,992)	(45,466)	(458,556)
Net increase (decrease)	698,087	$7,530,957	449,676	$4,476,253
Capital Appreciation Fund*
Sold	9,255,503	$98,246,075	35,283,522	$351,720,081
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(9,592,653)	(101,496,458)	(6,047,156)	(59,912,349)
Net increase (decrease)	(337,150)	$(3,250,383)	29,236,366	$291,807,732
Core Growth Fund
Sold	38,018	$351,327	12,807	$107,878
Issued as reinvestment of dividends	58	537	-	-
Redeemed	(12,630)	(118,301)	(30)	(267)
Net increase (decrease)	25,446	$233,563	12,777	$107,611
Enhanced Index Growth Fund
Sold	305,607	$2,697,402	29,771	$235,102
Issued as reinvestment of dividends	439	3,795	-	-
Redeemed	(156,011)	(1,372,870)	(2,397)	(19,984)
Net increase (decrease)	150,035	$1,328,327	27,374	$215,118
Discovery Value Fund**
Sold	13,644	$141,276	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(3)	(36)	-	-
Net increase (decrease)	13,641	$141,240	-	$-
Small Capitalization Value Fund
Sold	326,292	$5,048,672	223,891	$3,288,541
Issued as reinvestment of dividends	11,879	172,250	-	-
Redeemed	(283,624)	(4,472,897)	(38,734)	(571,587)
Net increase (decrease)	54,547	$748,025	185,157	$2,716,954
Main Street Small Cap Fund***
Sold	10,000	$100,000	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,000	$100,000	-	$-
Small Company Opportunities Fund
Sold	5,171,565	$87,395,074	7,228,440	$46,423,492
Issued - Merger	-	-	562,186	8,876,919
Issued as reinvestment of dividends	1,924,038	31,053,976	7,186	126,181
Redeemed	(17,628,889)	(296,265,813)	(12,017,632)	(202,285,651)
Net increase (decrease)	(10,533,286)	$(177,816,763)	(4,219,820)	$(146,859,059)
Global Fund*
Sold	2,774,673	$32,328,673	746,256	$7,605,481
Issued as reinvestment of dividends	8,320	94,103	-	-
Redeemed	(845,976)	(9,948,491)	(128,080)	(1,288,411)
Net increase (decrease)	1,937,017	$22,474,285	618,176	$6,317,070
International Equity Fund
Sold	3,394,006	$45,325,565	1,666,395	$18,491,029 †
Issued as reinvestment of dividends	36,395	453,478	-	-
Redeemed	(2,360,550)	(31,065,835)	(1,715,391)	(18,617,000)
Net increase (decrease)	1,069,851	$14,713,208	(48,996)	$(125,971)

Notes to Financial Statements (Continued)

	Class A
	Year ended October 31, 2006		Year ended October 31, 2005
	Shares	Amount	Shares	Amount
Focused International Fund**
Sold	323,884	$3,788,378	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(19,822)	(236,326)	-	-
Net increase (decrease)	304,062	$3,552,052	-	$-
	Class L
	Year ended October 31, 2006		Year ended October, 31 2005
	Shares	Amount	Shares	Amount
Money Market Fund
Sold	418,281,906	$418,281,906	457,440,324	$457,440,324
Issued as reinvestment of dividends	3,110,696	3,110,696	1,509,856	1,509,861
Redeemed	(403,480,400)	(403,480,400)	(456,832,940)	(456,832,940)
Net increase (decrease)	17,912,202	$17,912,202	2,117,240	$2,117,245
Short-Duration Bond Fund
Sold	2,789,765	$28,143,267	3,783,860	$38,939,761
Issued as reinvestment of dividends	800,680	7,926,728	801,083	8,090,941
Redeemed	(5,884,040)	(58,978,673)	(3,972,903)	(40,489,283)
Net increase (decrease)	(2,293,595)	$(22,908,678)	612,040	$6,541,419
Inflation-Protected Bond Fund
Sold	240,507	$2,443,323	302,378	$3,217,547
Issued as reinvestment of dividends	25,953	263,691	11,158	117,048
Redeemed	(227,624)	(2,278,459)	(40,042)	(425,996)
Net increase (decrease)	38,836	$428,555	273,494	$2,908,599
Core Bond Fund
Sold	14,037,630	$149,170,747	10,624,418	$116,381,306
Issued as reinvestment of dividends	1,663,256	17,647,143	264,187	2,861,146
Redeemed	(12,084,168)	(128,389,439)	(12,769,546)	(139,397,056)
Net increase (decrease)	3,616,718	$38,428,451	(1,880,941)	$(20,154,604)
Diversified Bond Fund
Sold	12,527,346	$130,224,107	5,547,833	$59,976,686
Issued as reinvestment of dividends	522,890	5,453,736	462,657	4,904,168
Redeemed	(4,066,057)	(42,628,040)	(3,668,531)	(39,480,329)
Net increase (decrease)	8,984,179	$93,049,803	2,341,959	$25,400,525
Strategic Income Fund*
Sold	6,202,602	$61,977,882	29,458,500	$294,586,611
Issued as reinvestment of dividends	925,895	9,083,027	-	-
Redeemed	(10,584,148)	(104,979,322)	(5,454,056)	(54,564,528)
Net increase (decrease)	(3,455,651)	$(33,918,413)	24,004,444	$240,022,083
High Yield Fund
Sold	239,460	$2,519,293	37,727	$397,216
Issued as reinvestment of dividends	5,682	57,107	-	1
Redeemed	(48,764)	(509,327)	(3,087)	(33,021)
Net increase (decrease)	196,378	$2,067,073	34,640	$364,196
Balanced Fund
Sold	30,745	$303,495	25,556	$241,463
Issued as reinvestment of dividends	4,928	47,560	5,808	54,831
Redeemed	(47,151)	(462,761)	(112,225)	(1,060,019)
Net increase (decrease)	(11,478)	$(111,706)	(80,861)	$(763,725)
Value Fund
Sold	951,924	$16,735,314	1,373,834	$23,146,410
Issued - Merger	-	-	3,026,051	48,023,425
Issued as reinvestment of dividends	143,658	2,437,891	42,072	713,963
Redeemed	(4,157,668)	(71,665,595)	(1,698,443)	(121,236,498)
Net increase (decrease)	(3,062,086)	$(52,492,390)	2,743,514	$(49,352,700)

Notes to Financial Statements (Continued)

	Class L
	Year ended October 31, 2006		Year ended October, 31 2005
	Shares	Amount	Shares	Amount
Enhanced Index Value Fund
Sold	1,082,258	$13,982,403	191,491	$2,188,134
Issued as reinvestment of dividends	15,552	181,329	1,740	20,462
Redeemed	(100,961)	(1,263,737)	(13,644)	(163,554)
Net increase (decrease)	996,849	$12,899,995	179,587	$2,045,042
Enhanced Index Value Fund II
Sold	12,075	$127,193	21,950	$239,777
Issued as reinvestment of dividends	363,996	3,567,168	15,495	168,899
Redeemed	(892,778)	(9,061,225)	(47,139)	(517,691)
Net increase (decrease)	(516,707)	$(5,366,864)	(9,694)	$(109,015)
Enhanced Index Core Equity Fund
Sold	4,442	$50,407	66,550	$685,156
Issued as reinvestment of dividends	614	6,867	-	1
Redeemed	(9,407)	(112,583)	-	-
Net increase (decrease)	(4,351)	$(55,309)	66,550	$685,157
Main Street Fund*
Sold	1,921,606	$20,926,910	11,924,436	$119,142,819
Issued as reinvestment of dividends	103,322	1,087,984	-	-
Redeemed	(2,562,631)	(27,747,413)	(2,141,327)	(21,287,058)
Net increase (decrease)	(537,703)	$(5,732,519)	9,783,109	$97,855,761
Capital Appreciation Fund*
Sold	1,659,574	$17,345,543	1,118,078	$11,080,045
Issued as reinvestment of dividends	4,457	46,973	-	-
Redeemed	(547,220)	(5,778,064)	(114,580)	(1,143,945)
Net increase (decrease)	1,116,811	$11,614,452	1,003,498	$9,936,100
Core Growth Fund
Sold	349	$3,209	11,931	$100,100
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(16)	(151)	-	-
Net increase (decrease)	333	$3,058	11,931	$100,100
Enhanced Index Growth Fund
Sold	1,056,197	$9,462,509	13,085	$100,100
Issued as reinvestment of dividends	1	-	-	1
Redeemed	(167,232)	(1,506,763)	-	-
Net increase (decrease)	888,966	$7,955,746	13,085	$100,101
Discovery Value Fund**
Sold	10,010	$100,100	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,010	$100,100	-	$-
Small Capitalization Value Fund
Sold	231,332	$3,714,011	138,550	$1,990,537
Issued as reinvestment of dividends	4,298	62,527	-	-
Redeemed	(338,314)	(5,385,684)	(21,483)	(322,590)
Net increase (decrease)	(102,684)	$(1,609,146)	117,067	$1,667,947
Main Street Small Cap Fund***
Sold	10,000	$100,000	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,000	$100,000	-	$-
Small Company Opportunities Fund
Sold	835,248	$14,007,390	1,124,181	$19,091,602
Issued - Merger	-	-	4,950,860	78,174,072
Issued as reinvestment of dividends	463,043	7,501,294	1,279	22,475
Redeemed	(2,193,876)	(36,947,615)	(818,721)	(13,926,047)
Net increase (decrease)	(895,585)	$(15,438,931)	5,257,599	$83,362,102

Notes to Financial Statements (Continued)

	Class L
	Year ended October 31, 2006		Year ended October, 31 2005
	Shares	Amount	Shares	Amount
Global Fund*
Sold	7,097,374	$83,383,518	27,654,257	$276,908,026
Issued as reinvestment of dividends	150,876	1,713,956	-	-
Redeemed	(7,166,162)	(83,711,393)	(4,504,230)	(44,953,922)
Net increase (decrease)	82,088	$1,386,081	23,150,027	$231,954,104
International Equity Fund
Sold	1,694,642	$22,476,343	1,265,324	$14,235,486 †
Issued as reinvestment of dividends	184,701	2,314,307	-	-
Redeemed	(12,901,024)	(171,642,339)	(1,309,200)	(14,175,258)
Net increase (decrease)	(11,021,681)	$(146,851,689)	(43,876)	$60,228
Focused International Fund**
Sold	788,743	$9,651,381	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(11,510)	(142,857)	-	-
Net increase (decrease)	777,233	$9,508,524	-	$-
	Class Y
	Year ended October 31, 2006		Year ended October 31, 2005
	Shares	Amount	Shares	Amount
Money Market Fund
Sold	1,177,545,318	$1,177,545,318	1,275,358,977	$1,275,358,977
Issued as reinvestment of dividends	3,725,142	3,725,142	2,418,330	2,418,331
Redeemed	(1,146,339,770)	(1,146,339,769)	(1,324,778,253)	(1,324,778,253)
Net increase (decrease)	34,930,690	$34,930,691	(47,000,946)	$(47,000,945)
Short-Duration Bond Fund
Sold	2,658,391	$26,942,152	3,622,133	$36,998,228
Issued as reinvestment of dividends	298,487	2,963,980	200,954	2,037,675
Redeemed	(1,799,822)	(18,193,260)	(1,860,711)	(19,074,202)
Net increase (decrease)	1,157,056	$11,712,872	1,962,376	$19,961,701
Inflation-Protected Bond Fund
Sold	2,289,433	$23,674,394	3,530,288	$37,343,495
Issued as reinvestment of dividends	459,012	4,668,145	184,358	1,935,765
Redeemed	(2,012,815)	(20,365,664)	(2,451,375)	(26,244,563)
Net increase (decrease)	735,630	$7,976,875	1,263,271	$13,034,697
Core Bond Fund
Sold	4,846,914	$52,165,525	9,934,273	$108,727,872
Issued as reinvestment of dividends	879,007	9,352,639	127,959	1,389,657
Redeemed	(5,871,686)	(63,498,341)	(8,826,841)	(97,032,720)
Net increase (decrease)	(145,765)	$(1,980,177)	1,235,391	$13,084,809
Diversified Bond Fund
Sold	246,952	$2,626,955	452,065	$4,922,963
Issued as reinvestment of dividends	38,341	401,819	31,380	334,191
Redeemed	(211,769)	(2,231,233)	(175,635)	(1,902,402)
Net increase (decrease)	73,524	$797,541	307,810	$3,354,752
Strategic Income Fund*
Sold	189,358	$1,864,843	1,195,145	$11,826,741
Issued as reinvestment of dividends	47,285	463,395	-	-
Redeemed	(759,719)	(7,721,038)	(54,518)	(550,642)
Net increase (decrease)	(523,076)	$(5,392,800)	1,140,627	$11,276,099
High Yield Fund
Sold	1,881,274	$19,820,162	1,648,615	$17,389,638
Issued as reinvestment of dividends	439,566	4,426,433	84,009	881,214
Redeemed	(1,045,272)	(10,957,945)	(3,308,754)	(34,574,066)
Net increase (decrease)	1,275,568	$13,288,650	(1,576,130)	$(16,303,214)

Notes to Financial Statements (Continued)

	Class Y
	Year ended October 31, 2006		Year ended October 31, 2005
	Shares	Amount	Shares	Amount
Balanced Fund
Sold	30,852	$316,466	25,528	$248,906
Issued as reinvestment of dividends	4,758	47,299	4,945	48,112
Redeemed	(33,941)	(348,860)	(55,188)	(542,074)
Net increase (decrease)	1,669	$14,905	(24,715)	$(245,056)
Value Fund
Sold	45,904	$811,186	68,585	$1,153,660
Issued - Merger	-	-	187,772	2,979,947
Issued as reinvestment of dividends	4,150	70,426	1,078	18,288
Redeemed	(55,686)	(975,738)	(70,910)	(1,194,102)
Net increase (decrease)	(5,632)	$(94,126)	186,525	$2,957,793
Enhanced Index Value Fund
Sold	1,976,868	$24,759,653	3,470,529	$41,409,422
Issued as reinvestment of dividends	590,989	6,896,846	37,291	438,909
Redeemed	(920,356)	(11,526,096)	(600,292)	(7,242,329)
Net increase (decrease)	1,647,501	$20,130,403	2,907,528	$34,606,002
Enhanced Index Value Fund II
Sold	27,867	$298,860	38,686	$423,738
Issued as reinvestment of dividends	22,306	218,603	986	10,754
Redeemed	(43,525)	(458,685)	(39,916)	(439,932)
Net increase (decrease)	6,648	$58,778	(244)	$(5,440)
Enhanced Index Core Equity Fund
Sold	412,166	$4,837,744	94,971	$999,531
Issued as reinvestment of dividends	35,179	393,654	15,106	161,329
Redeemed	(177,875)	(2,052,679)	(212,516)	(2,253,281)
Net increase (decrease)	269,470	$3,178,719	(102,439)	$(1,092,421)
Main Street Fund*
Sold	-	$-	10,010	$100,100
Issued as reinvestment of dividends	-	1	-	-
Redeemed	-	-	-	-
Net increase (decrease)	-	$1	10,010	$100,100
Capital Appreciation Fund*
Sold	2,168,052	$23,095,949	2,743,031	$27,313,383
Issued as reinvestment of dividends	14,147	149,106	-	-
Redeemed	(399,080)	(4,200,068)	(374,806)	(3,713,841)
Net increase (decrease)	1,783,119	$19,044,987	2,368,225	$23,599,542
Core Growth Fund
Sold	-	$-	11,931	$100,100
Issued as reinvestment of dividends	-	1	-	-
Redeemed	-	-	-	-
Net increase (decrease)	-	$1	11,931	$100,100
Enhanced Index Growth Fund
Sold	2,156,346	$18,509,901	1,355,419	$11,013,896
Issued as reinvestment of dividends	16,646	144,650	14,384	117,661
Redeemed	(502,419)	(4,377,960)	(125,468)	(1,033,855)
Net increase (decrease)	1,670,573	$14,276,591	1,244,335	$10,097,702
Discovery Value Fund**
Sold	10,010	$100,100	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,010	$100,100	-	$-
Small Capitalization Value Fund
Sold	138,321	$2,148,560	44,161	$643,218
Issued as reinvestment of dividends	1,311	19,091	-	-
Redeemed	(61,099)	(953,714)	(749)	(11,075)
Net increase (decrease)	78,533	$1,213,937	43,412	$632,143

Notes to Financial Statements (Continued)

	Class Y
	Year ended October 31, 2006		Year ended October 31, 2005
	Shares	Amount	Shares	Amount
Main Street Small Cap Fund***
Sold	10,000	$100,000	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,000	$100,000	-	$-
Small Company Opportunities Fund
Sold	183,306	$3,037,667	355,179	$5,961,581
Issued - Merger	-	-	792,067	12,506,732
Issued as reinvestment of dividends	66,627	1,080,685	194	3,414
Redeemed	(733,886)	(12,173,177)	(279,889)	(4,753,723)
Net increase (decrease)	(483,953)	$(8,054,825)	867,551	$13,718,004
Global Fund*
Sold	168,480	$1,981,741	307,780	$3,151,371
Issued as reinvestment of dividends	2,492	28,261	-	-
Redeemed	(87,042)	(999,269)	(15,661)	(158,983)
Net increase (decrease)	83,930	$1,010,733	292,119	$2,992,388
International Equity Fund
Sold	1,448,459	$19,574,759	2,596,406	$28,426,834 †
Issued as reinvestment of dividends	52,384	661,608	2,013	22,285
Redeemed	(1,561,551)	(20,679,591)	(1,584,906)	(17,541,409)
Net increase (decrease)	(60,708)	$(443,224)	1,013,513	$10,907,710
Focused International Fund**
Sold	14,356	$150,393	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2)	(29)	-	-
Net increase (decrease)	14,354	$150,364	-	$-
	Class S
	Year ended October 31, 2006		Year ended October 31, 2005
	Shares	Amount	Shares	Amount
Money Market Fund
Sold	732,659,346	$732,659,346	702,064,426	$702,064,424
Issued as reinvestment of dividends	9,617,277	9,617,277	5,714,285	5,714,293
Redeemed	(707,207,028)	(707,207,027)	(749,462,440)	(749,462,439)
Net increase (decrease)	35,069,595	$35,069,596	(41,683,729)	$(41,683,722)
Short-Duration Bond Fund
Sold	6,199,406	$63,298,645	7,139,563	$73,755,460
Issued as reinvestment of dividends	717,579	7,168,614	534,732	5,448,928
Redeemed	(4,311,206)	(43,827,431)	(4,550,999)	(47,011,285)
Net increase (decrease)	2,605,779	$26,639,828	3,123,296	$32,193,103
Inflation-Protected Bond Fund
Sold	7,933,785	$81,755,889	6,663,659	$71,078,614
Issued as reinvestment of dividends	836,641	8,517,001	234,176	2,461,186
Redeemed	(2,933,393)	(29,689,495)	(1,458,342)	(15,546,902)
Net increase (decrease)	5,837,033	$60,583,395	5,439,493	$57,992,898
Core Bond Fund
Sold	24,632,512	$266,516,515	23,586,329	$260,706,065
Issued as reinvestment of dividends	3,690,697	39,453,555	521,705	5,691,834
Redeemed	(25,338,258)	(272,403,701)	(19,945,790)	(220,632,120)
Net increase (decrease)	2,984,951	$33,566,369	4,162,244	$45,765,779
Diversified Bond Fund
Sold	5,869,273	$62,403,682	6,262,034	$68,189,680
Issued as reinvestment of dividends	533,992	5,612,248	297,057	3,172,572
Redeemed	(1,727,508)	(18,246,765)	(1,302,445)	(14,122,812)
Net increase (decrease)	4,675,757	$49,769,165	5,256,646	$57,239,440

Notes to Financial Statements (Continued)

	Class S
	Year ended October 31, 2006		Year ended October 31, 2005
	Shares	Amount	Shares	Amount
Strategic Income Fund*
Sold	62,948	$625,200	10,010	$100,100
Issued as reinvestment of dividends	-	4	-	-
Redeemed	-	-	-	-
Net increase (decrease)	62,948	$625,204	10,010	$100,100
High Yield Fund
Sold	782,490	$8,212,821	2,593,670	$27,073,569
Issued as reinvestment of dividends	177,290	1,783,537	3,721	39,068
Redeemed	(280,988)	(2,946,012)	(288,619)	(3,038,933)
Net increase (decrease)	678,792	$7,050,346	2,308,772	$24,073,704
Balanced Fund
Sold	3,926,831	$38,850,232	4,500,322	$42,592,993
Issued as reinvestment of dividends	639,856	6,174,607	670,094	6,332,386
Redeemed	(8,956,843)	(88,598,560)	(9,420,314)	(89,430,175)
Net increase (decrease)	(4,390,156)	$(43,573,721)	(4,249,898)	$(40,504,796)
Value Fund
Sold	592,760	$10,573,300	922,377	$15,568,129
Issued - Merger	-	-	26,798,217	425,287,692
Issued as reinvestment of dividends	537,207	9,111,035	155,895	2,645,547
Redeemed	(4,740,546)	(82,612,763)	(4,548,011)	(76,520,874)
Net increase (decrease)	(3,610,579)	$(62,928,428)	23,328,478	$366,980,494
Enhanced Index Value Fund
Sold	8,600	$116,781	9,133	$100,100
Issued as reinvestment of dividends	1	10	-	1
Redeemed	-	-	-	-
Net increase (decrease)	8,601	$116,791	9,133	$100,101
Enhanced Index Value Fund II
Sold	364,739	$3,935,609	466,439	$5,096,179
Issued as reinvestment of dividends	2,751,011	26,959,908	140,364	1,529,964
Redeemed	(2,863,358)	(30,111,661)	(2,573,365)	(28,392,502)
Net increase (decrease)	252,392	$783,856	(1,966,562)	$(21,766,359)
Enhanced Index Core Equity Fund
Sold	6,185	$71,380	12,959	$130,100
Issued as reinvestment of dividends	-	1	-	1
Redeemed	-	-	(2,899)	(30,493)
Net increase (decrease)	6,185	$71,381	10,060	$99,608
Main Street Fund*
Sold	5,024,243	$54,867,946	30,087,528	$300,840,622
Issued as reinvestment of dividends	283,221	2,985,155	-	-
Redeemed	(6,696,280)	(72,739,853)	(7,597,704)	(75,536,959)
Net increase (decrease)	(1,388,816)	$(14,886,752)	22,489,824	$225,303,663
Capital Appreciation Fund*
Sold	10,716,496	$114,136,288	58,461,658	$583,434,721
Issued as reinvestment of dividends	172,557	1,822,199	-	-
Redeemed	(9,550,950)	(101,064,522)	(10,367,563)	(102,049,430)
Net increase (decrease)	1,338,103	$14,893,965	48,094,095	$481,385,291
Core Growth Fund
Sold	2,116,547	$19,229,914	702,784	$6,171,539
Issued as reinvestment of dividends	52,877	494,400	41,637	362,242
Redeemed	(3,301,860)	(28,838,443)	(638,589)	(5,530,103)
Net increase (decrease)	(1,132,436)	$(9,114,129)	105,832	$1,003,678
Enhanced Index Growth Fund
Sold	22,948	$208,981	13,085	$100,100
Issued as reinvestment of dividends	-	1	-	1
Redeemed	-	-	-	-
Net increase (decrease)	22,948	$208,982	13,085	$100,101

Notes to Financial Statements (Continued)

	Class S
	Year ended October 31, 2006		Year ended October 31, 2005
	Shares	Amount	Shares	Amount
Discovery Value Fund**
Sold	1,033,546	$10,406,555	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(8,508)	(90,583)	-	-
Net increase (decrease)	1,025,038	$10,315,972	-	$-
Small Capitalization Value Fund
Sold	2,125,175	$33,656,190	2,134,940	$31,342,803
Issued as reinvestment of dividends	233,339	3,404,419	-	-
Redeemed	(2,254,139)	(35,237,525)	(2,662,432)	(39,297,856)
Net increase (decrease)	104,375	$1,823,084	(527,492)	$(7,955,053)
Main Street Small Cap Fund***
Sold	960,000	$9,600,000	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	960,000	$9,600,000	-	$-
Small Company Opportunities Fund
Sold	4,468,287	$75,620,572	9,120,870	$151,556,598
Issued - Merger	-	-	22,220,065	350,854,833
Issued as reinvestment of dividends	1,856,345	30,147,038	6,204	109,065
Redeemed	(8,927,046)	(150,107,228)	(9,580,728)	(162,421,185)
Net increase (decrease)	(2,602,414)	$(44,339,618)	21,766,411	$340,099,311
Global Fund*
Sold	11,462,411	$134,858,150	44,356,652	$444,478,969
Issued as reinvestment of dividends	278,811	3,170,084	-	-
Redeemed	(12,000,066)	(140,512,923)	(9,313,756)	(92,835,557)
Net increase (decrease)	(258,844)	$(2,484,689)	35,042,896	$351,643,412
International Equity Fund
Sold	21,607,734	$293,931,284	14,777,400	$166,043,647 †
Issued as reinvestment of dividends	565,925	7,164,613	24,143	267,749
Redeemed	(19,237,738)	(258,684,647)	(16,954,242)	(187,944,565)
Net increase (decrease)	2,935,921	$42,411,250	(2,152,699)	$(21,633,169)
Focused International Fund**
Sold	486,073	$4,899,750	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,533)	(17,358)	-	-
Net increase (decrease)	484,540	$4,882,392	-	$-
	Class N
	Year ended October 31, 2006		Year ended October 31, 2005
	Shares	Amount	Shares	Amount
Money Market Fund
Sold	-	$-	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	-	$-	-	$-
Short-Duration Bond Fund
Sold	-	$-	11	$115
Issued as reinvestment of dividends	4	40	4	36
Redeemed	(12)	(115)	-	(1)
Net increase (decrease)	(8)	$(75)	15	$150
Inflation-Protected Bond Fund
Sold	10,027	$100,276	1,120	$11,739
Issued as reinvestment of dividends	31	321	1	11
Redeemed	(4)	(37)	(510)	(5,429)
Net increase (decrease)	10,054	$100,560	611	$6,321

Notes to Financial Statements (Continued)

	Class N
	Year ended October 31, 2006		Year ended October 31, 2005
	Shares	Amount	Shares	Amount
Core Bond Fund
Sold	14,986	$159,206	36,337	$391,999
Issued as reinvestment of dividends	5,394	56,422	673	7,198
Redeemed	(112,300)	(1,161,440)	(12,440)	(134,583)
Net increase (decrease)	(91,920)	$(945,812)	24,570	$264,614
Diversified Bond Fund
Sold	27,743	$290,572	120,842	$1,290,243
Issued as reinvestment of dividends	3,778	39,330	52	557
Redeemed	(33,115)	(345,402)	(15,631)	(167,540)
Net increase (decrease)	(1,594)	$(15,500)	105,263	$1,123,260
Strategic Income Fund*
Sold	46,627	$457,163	10,053	$100,534
Issued as reinvestment of dividends	2	18	-	-
Redeemed	(9,977)	(97,556)	-	-
Net increase (decrease)	36,652	$359,625	10,053	$100,534
High Yield Fund
Sold	174,077	$1,808,856	10,756	$111,844
Issued as reinvestment of dividends	42	425	-	1
Redeemed	(3,772)	(40,535)	(510)	(5,437)
Net increase (decrease)	170,347	$1,768,746	10,246	$106,408
Balanced Fund
Sold	141	$1,344	903	$8,394
Issued as reinvestment of dividends	592	5,616	397	3,695
Redeemed	(31,775)	(301,225)	(17,370)	(161,363)
Net increase (decrease)	(31,042)	$(294,265)	(16,070)	$(149,274)
Value Fund
Sold	37,636	$646,326	127	$2,148
Issued - Merger	-	-	14,354	227,797
Issued as reinvestment of dividends	98	1,666	26	445
Redeemed	(7,787)	(132,956)	(3,660)	(61,525)
Net increase (decrease)	29,947	$515,036	10,847	$168,865
Enhanced Index Value Fund
Sold	778	$9,158	9,133	$100,100
Issued as reinvestment of dividends	1	9	-	1
Redeemed	-	-	-	-
Net increase (decrease)	779	$9,167	9,133	$100,101
Enhanced Index Value Fund II
Sold	2,158	$21,810	64	$704
Issued as reinvestment of dividends	805	7,894	29	318
Redeemed	(4,938)	(48,353)	(2,114)	(22,622)
Net increase (decrease)	(1,975)	$(18,649)	(2,021)	$(21,600)
Enhanced Index Core Equity Fund
Sold	-	$-	10,060	$100,100
Issued as reinvestment of dividends	-	1	-	-
Redeemed	-	-	-	-
Net increase (decrease)	-	$1	10,060	$100,100
Main Street Fund*
Sold	8,946	$93,840	10,010	$100,100
Issued as reinvestment of dividends	-	1	-	-
Redeemed	(8,946)	(93,393)	-	-
Net increase (decrease)	-	$448	10,010	$100,100
Capital Appreciation Fund*
Sold	60,941	$643,203	52,701	$516,024
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(10,428)	(109,092)	(10,235)	(100,339)
Net increase (decrease)	50,513	$534,111	42,466	$415,685

Notes to Financial Statements (Continued)

	Class N
	Year ended October 31, 2006		Year ended October 31, 2005
	Shares	Amount	Shares	Amount
Core Growth Fund
Sold	136	$1,194	11,931	$100,100
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(16)	(139)	-	-
Net increase (decrease)	120	$1,055	11,931	$100,100
Enhanced Index Growth Fund
Sold	-	$-	13,085	$100,100
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	-	$-	13,085	$100,100
Discovery Value Fund**
Sold	10,010	$100,100	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,010	$100,100	-	$-
Small Capitalization Value Fund
Sold	92,939	$1,367,834	7,693	$107,705
Issued as reinvestment of dividends	1	20	-	-
Redeemed	(6,127)	(94,774)	(486)	(7,319)
Net increase (decrease)	86,813	$1,273,080	7,207	$100,386
Main Street Small Cap Fund***
Sold	10,000	$100,000	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	10,000	$100,000	-	$-
Small Company Opportunities Fund
Sold	-	$4	5	$80
Issued - Merger	-	-	8,314	131,280
Issued as reinvestment of dividends	3	66	-	-
Redeemed	(2)	(42)	-	(3)
Net increase (decrease)	1	$28	8,319	$131,357
Global Fund*
Sold	31,759	$366,988	33,337	$321,262
Issued as reinvestment of dividends	25	288	-	-
Redeemed	(13,380)	(150,432)	(5,798)	(55,910)
Net increase (decrease)	18,404	$216,844	27,539	$265,352
International Equity Fund
Sold	4	$52	29	$613 †
Issued as reinvestment of dividends	1	11	-	-
Redeemed	(34)	(413)	-	(2)
Net increase (decrease)	(29)	$(350)	29	$611
Focused International Fund**
Sold	12,224	$123,442	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-
Net increase (decrease)	12,224	$123,442	-	$-

*  Fund commenced operations on December 31, 2004.

**  Fund commenced operations on December 1, 2005.

***  Fund commenced operations on September 27, 2006.

†  Reflects a voluntary contribution of $1.5 million made by MassMutual in connection with the level of services provided by MassMutual under the Administrative and Shareholder Services Agreement between MassMutual and the Fund.

Redemptions or exchanges of Class N shares made within eighteen months of purchase are subject to a contingent deferred sales charge of 1% of the amount redeemed. The distributor receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 2006 were all waived.

Notes to Financial Statements (Continued)

6.  Federal Income Tax Information
   At October 31, 2006, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Short-Duration Bond Fund	$548,835,845	$-	$(4,923,254)	$(4,923,254)
Inflation-Protected Bond Fund	322,674,465	-	(15,325,037)	(15,325,037)
Core Bond Fund	2,084,106,726	5,346,700	(15,004,065)	(9,657,365)
Diversified Bond Fund	660,443,661	1,672,634	(3,423,671)	(1,751,037)
Strategic Income Fund	243,794,017	5,643,081	(4,339,247)	1,303,834
High Yield Fund	148,957,552	2,818,818	(1,140,967)	1,677,851
Balanced Fund	229,140,424	9,849,912	(1,816,247)	8,033,665
Value Fund	478,553,652	36,385,216	(6,481,270)	29,903,946
Enhanced Index Value Fund	138,871,615	12,003,756	(436,865)	11,566,891
Enhanced Index Value Fund II	177,444,269	18,532,449	(740,583)	17,791,866
Enhanced Index Core Equity Fund	47,082,627	3,058,294	(331,276)	2,727,018
Main Street Fund	380,402,957	36,183,469	(3,505,169)	32,678,300
Capital Appreciation Fund	907,819,063	122,429,521	(22,731,045)	99,698,476
Core Growth Fund	83,395,112	5,519,835	(3,472,033)	2,047,802
Enhanced Index Growth Fund	69,466,276	4,118,100	(554,852)	3,563,248
Discovery Value Fund	13,624,100	735,431	(210,048)	525,383
Small Capitalization Value Fund	119,825,419	29,928,050	(4,449,903)	25,478,147
Main Street Small Cap Fund	10,056,597	575,087	(164,387)	410,700
Small Company Opportunities Fund	715,218,908	60,039,497	(16,859,094)	43,180,403
Global Fund	711,141,499	136,939,535	(16,635,938)	120,303,597
International Equity Fund	846,657,203	345,816,364	(22,841,174)	322,975,190
Focused International Fund	18,447,432	1,522,000	(121,873)	1,400,127

Note: The aggregate cost for investments for the Money Market Fund as of October 31, 2006, is the same for financial reporting and Federal income tax purposes.

At October 31, 2006, the following Funds had available, for Federal income tax purposes, unused capital losses:

	Expiring 2008	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014
Inflation- Protected Bond Fund	$-	$-	$-	$-	$-	$-	$715,787
Short-Duration Bond Fund	-	-	-	-	-	2,291,778	6,180,324
Core Bond Fund	341,509	-	-	-	-	3,826,480	14,666,923
Diversified Bond Fund	-	-	-	-	-	103,204	2,260,509
Strategic Income Fund	-	-	-	-	-	18,512	1,552,507
Balanced Fund	-	-	1,251,207	11,296,270	-	-	-
Enhanced Index Core Equity Fund	-	62,474	3,373,077	1,901,023	-	-	-
Capital Appreciation Fund	-	-	-	-	-	14,320,774	3,644,406

Notes to Financial Statements (Continued)

	Expiring 2008	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014
Core Growth Fund	-	11,050,860	26,380,390	9,485,389	-	-	-
Enhanced Index Growth Fund	-	-	877,734	1,400,569	-	-	-
International Equity Fund	-	-	7,164,168	177,867,569	-	-	-

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes. The tax character of distributions paid during the year ended October 31, 2006 was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Money Market Fund	$21,499,950	$-	$-	$-
Short-Duration Bond Fund	20,670,218	-	-	-
Inflation-Protected Bond Fund	14,569,212	281,613	-	-
Core Bond Fund	76,623,794	-	-	-
Diversified Bond Fund	14,101,131	-	-	-
Strategic Income Fund	9,828,718	-	-	-
High Yield Fund	6,479,713	444,582	-	-
Balanced Fund	6,448,419	-	-	-
Value Fund	9,140,142	2,799,843	-	-
Enhanced Index Value Fund	4,366,174	3,169,427	-	-
Enhanced Index Value Fund II	14,264,513	17,405,605	-	-
Enhanced Index Core Equity Fund	408,200	-	-	-
Main Street Fund	4,131,534	-	-	-
Capital Appreciation Fund	1,854,064	-	-	165,005
Core Growth Fund	496,379	-	-	-
Enhanced Index Growth Fund	149,688	-	-	-
Discovery Value Fund	9,122	-	-	-
Small Capitalization Value Fund	29,366	3,643,833	-	-
Small Company Opportunities Fund	10,497,048	59,299,879	-	-
Global Fund	5,008,765	-	-	-
International Equity Fund	10,594,997	-	-	-

The tax character of distributions paid during the year ended October 31, 2005 was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Money Market Fund	$11,206,248	$-	$-	$-
Short-Duration Bond Fund	16,463,137	1,364,110	-	-
Inflation-Protected Bond Fund	4,846,149	-	150,049	-
Core Bond Fund	11,413,825	-	-	-
Diversified Bond Fund	9,442,473	127,882	1,152,582	-
High Yield Fund	950,058	-	-	-
Balanced Fund	6,589,922	-	-	-
Value Fund	3,440,627	-	-	-
Enhanced Index Value Fund	209,677	253,615	-	-
Enhanced Index Value Fund II	1,241,830	511,686	-	-
Enhanced Index Core Equity Fund	163,594	-	-	-

Notes to Financial Statements (Continued)

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Core Growth Fund	363,861	-	-	-
Enhanced Index Growth Fund	119,659	-	-	-
Small Company Opportunities Fund	-	211,843	49,335	-
International Equity Fund	290,034	-	-	-

At October 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Long Term Capital Gain/ (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Money Market Fund	$4,140	$-	$(17,118)	$-
Short-Duration Bond Fund	18,490,108	(8,472,102)	292,375	(5,249,433)
Inflation-Protected Bond Fund	11,667,114	(715,787)	(664)	(15,325,037)
Core Bond Fund	61,850,236	(18,834,912)	(460,579)	(9,364,418)
Diversified Bond Fund	16,225,652	(2,363,713)	(101,084)	(1,580,968)
Strategic Income Fund	7,289,331	(1,571,019)	-	305,805
High Yield Fund	7,323,535	72,463	-	1,677,851
Balanced Fund	4,605,082	(12,547,477)	(15,862)	8,061,510
Value Fund	4,972,251	8,038,137	(33,450)	29,903,946
Enhanced Index Value Fund	5,686,457	3,262,654	-	11,566,891
Enhanced Index Value Fund II	11,208,695	11,808,476	-	17,791,866
Enhanced Index Core Equity Fund	356,883	(5,336,574)	-	2,727,018
Main Street Fund	10,486,061	9,920,605	(22,796)	32,678,300
Capital Appreciation Fund	-	(17,965,180)	-	99,698,087
Core Growth Fund	-	(46,916,639)	-	2,047,802
Enhanced Index Growth Fund	195,586	(2,278,303)	(12,346)	3,563,248
Discovery Value Fund	1,126,317	1,311	-	525,383
Small Capitalization Value Fund	-	10,177,059	-	25,478,147
Main Street Small Cap Fund	41,503	93	(7)	410,676
Small Company Opportunities Fund	-	175,851,111	(12,159)	43,178,527
Global Fund	12,963,890	15,534,577	5,771	120,295,213
International Equity Fund	13,909,321	(185,031,737)	(24,821)	322,958,499
Focused International Fund	190,215	-	457	1,398,781

* Includes capital loss carryforward of $88,790,955 subject to loss limitations under Internal Revenue Code Sections 381-384.

Pursuant to Section 852 of the Internal Revenue Code, the following Funds have designated capital gain dividends for the year ended October 31, 2006.

Long Term Capital Dividend
Inflation-Protected Bond Fund	$281,613
High Yield Fund	444,582
Value Fund	2,799,843
Enhanced Index Value Fund	3,169,427
Enhanced Index Value Fund II	17,405,605
Small Capitalization Value Fund	3,643,833
Small Company Opportunities Fund	59,299,879

Notes to Financial Statements (Continued)

7.  New Accounting Pronouncements
   On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than not" of being sustained by the applicable tax authority. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

8.  Proxy Voting (Unaudited)
   A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/retire and on the Securities and Exchange Commission's website at http://www.sec.gov.

9.  Quarterly Reporting (Unaudited)
   The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

10.  Legal Proceedings (Unaudited)
   On November 6, 2003, the MassMutual Prime Fund (now known as the MassMutual Premier Money Market Fund), the MassMutual Core Bond Fund (now known as the MassMutual Premier Core Bond Fund) and the MassMutual Balanced Fund (now known as the MassMutual Premier Balanced Fund) were each named as a defendant in an adversary proceeding brought by Enron Corp. ("Enron"), as debtor and debtor-in-possession, in the U.S. Bankruptcy Court for the Southern District of New York, in connection with Enron's Chapter 11 bankruptcy proceeding (In re Enron Corp.). On October 18, 2005, the MassMutual Short-Term Bond Fund (now known as the MassMutual Premier Short-Duration Bond Fund) and the MassMutual Diversified Bond Fund (now known as the MassMutual Premier Diversified Bond Fund) were named as additional defendents in In re Enron Corp. Enron alleges that the dozens of parties named as defendants, including these Funds and certain affiliates of these Funds and MassMutual, were initial transferees of early redemptions or prepayments of Enron commercial paper made shortly before Enron's bankruptcy in December 2001, or were parties for whose benefit such redemptions or prepayments were made, or were immediate or mediate transferees of such redemptions or prepayments. It is alleged that these Funds and the other defendants urged Enron to make these prepayments or redemptions prior to the stated maturity of the commercial paper and contrary to the terms of the commercial paper's original issuing documents, that the transactions depleted Enron's estate, and that they had the effect of unfairly preferring the holders of commercial paper at the expense of other general unsecured creditors. Enron seeks to avoid each of these transactions and recover these payments, plus interest and court costs, so that all similarly situated creditors of Enron can equally and ratably share the monies.

While these Funds believe that they have valid defenses to all claims raised by Enron, these Funds cannot predict the outcome of this proceeding. The amounts sought to be recovered from the Money Market Fund, the Balanced Fund, the Core Bond Fund, the Short-Duration Bond Fund and the

Notes to Financial Statements (Continued)

Diversified Bond Fund, plus interest and Enron's court costs, are approximately $9.7 million, $5.5 million, $3.2 million, $1.3 million and $890 thousand, respectively. If the proceeding were to be decided in a manner adverse to these Funds, or if these Funds enter into a settlement agreement with Enron, the payment of such judgment or settlement could have a material adverse effect on each Fund's net asset value. To remove any doubt that the Money Market Fund will be able to maintain a net asset value of $1.00 per share due to this proceeding, the Money Market Fund and MassMutual have entered into an indemnification agreement whereby MassMutual has agreed to indemnify the Money Market Fund, to the extent necessary, in order for the Money Market Fund to maintain a net asset value of $1.00 per share, in the event that any liability is incurred or settlement payment is made by the Money Market Fund in connection with this proceeding.

11.  Trustees' Approval of Investment Advisory Contracts (Unaudited)
   At a meeting held on May 2, 2006, the Board of Trustees of the Trust, including the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Trust, the Adviser or Sub-Advisers (the "Independent Trustees"), approved the existing Advisory Agreements for the Value Fund, Core Growth Fund, Discovery Value Fund, Small Capitalization Value Fund and Small Company Opportunities Fund and the existing Advisory Agreements and Sub-Advisory Agreements for each of the Money Market Fund, Short-Duration Bond Fund, Inflation-Protected Bond Fund, Core Bond Fund, Diversified Bond Fund, Strategic Income Fund, High Yield Fund, Balanced Fund, Enhanced Index Value Fund, Enhanced Index Value Fund II, Enhanced Index Core Equity Fund, Main Street Fund, Capital Appreciation Fund, Enhanced Index Growth Fund, Global Fund, International Equity Fund and Focused International Fund (each a "Fund" and collectively, the "Funds"). In preparation for the meeting, the Trustees requested, and the Adviser and Sub-Advisers provided in advance of the meeting, certain materials relevant to the consideration of the Advisory Agreements and Sub-Advisory Agreements. The Trustees also requested, and received in advance of the meeting, a fee study report with respect to each Fund prepared by an independent third-party vendor (the "Third-Party Report"). The Third-Party Report presented information concerning advisory fees, total expense ratios and investment performance that compared the Funds to a peer group identified by the third-party vendor. The Trustees also received in board materials in advance of the meeting, memoranda prepared by counsel to the Independent Trustees addressing their duties and responsibilities in approving the Advisory Agreements and Sub-Advisory Agreements, including identification of types of information relevant to such consideration.

Representatives of the third-party vendor preparing the Third-Party Report requested by the Trustees were present for a portion of the meeting and made a presentation to the Trustees with respect to this Report. Such representatives also addressed questions posed by the Trustees concerning the Report. At the meeting, representatives of the Adviser made an extensive presentation concerning the Adviser's operations and capabilities as well as the investment strategy to be pursued by each Fund and each Sub-Adviser's capabilities in managing such a strategy.

In approving the Advisory Agreements, the Trustees took note of the fact that the Adviser would delegate substantially all responsibility for furnishing a continuous investment program for the Funds, and making investment decisions with respect to a Fund's assets, to the relevant Sub-Advisers. The Trustees examined the Adviser's ability to provide investment oversight, administrative and shareholder services to the Funds. The Trustees also considered the experience and qualifications of the personnel of the Adviser that would be performing, or overseeing the performance of, the services to be provided to the Funds and the needs of the Funds for administrative and shareholder services. Based on the above, the Trustees concluded that the resources to be devoted by the Adviser were appropriate to fulfill effectively its duties under the Advisory Agreements.

The Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the Funds. Such factors included (i) the ability of the Adviser to monitor the operations and performance of each Fund's Sub-Adviser, (ii) the financial condition, stability and business strategy of the Adviser, (iii) the ability of the Adviser with respect to regulatory compliance and the ability to monitor compliance with the investment policies of the Funds, (iv) possible economies of scale, and (v) any conditions affecting the Adviser's future provision of high quality services to the Funds. The

Notes to Financial Statements (Continued)

Trustees concluded that the anticipated scope and quality of the services to be provided by the Adviser were satisfactory, in light of market conditions, the resources to be dedicated by the Adviser and its integrity, personnel, and financial resources, to merit approval of the Advisory Agreements.

The Trustees took into account not only the actual dollar amount of fees to be paid by the Funds to the Adviser, but also took into account the estimated profitability of the Funds to the Adviser, including the affiliated Sub-Advisers' profitability, and the so-called "fallout benefits" to the Adviser, such as any reputational value derived from serving as investment adviser to the Funds. The Trustees considered the fact that the advisory fees did not contain breakpoints due to the Adviser choosing to price for the long-term. The Trustees also reviewed the performance of each Fund for the past one, three and five-year periods, as applicable.

Based on the foregoing, the Trustees concluded that the fees to be paid to the Adviser under the Advisory Agreements and the Funds' total expenses were fair and reasonable, given the anticipated scope and quality of the services to be rendered by the Adviser.

In approving the Sub-Advisory Agreements with respect to the Funds, the Trustees considered a wide range of information about, among other things: each Sub-Adviser and its personnel with responsibilities for providing services to the respective Fund; the terms of the Sub-Advisory Agreements; the scope and quality of services to be provided to each Fund under the Sub-Advisory Agreements; and the fees payable to each Sub-Adviser by the Adviser. The Trustees were informed that the sub-advisory fees were negotiated at arm's length. The Trustees were also informed that each Sub-Adviser may receive research services from brokers in connection with portfolio securities transactions for the Funds and that research services furnished by brokers through which the Funds effect securities transactions may be used by each Sub-Adviser in advising other accounts that it advises. Conversely, research services furnished to each Sub-Adviser in connection with other accounts each Sub-Adviser advises may be used by a Sub-Adviser in advising the Funds.

Based on the foregoing, the Trustees concluded that the investment processes, research capabilities and philosophies of each Sub-Adviser would be well suited to each Fund, given their investment objectives and policies.

Following their review, the Trustees determined that the terms of the Advisory Agreements and Sub-Advisory Agreements were fair and reasonable with respect to each Fund and were in the best interests of each Fund's shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Advisory Agreements and the Sub-Advisory Agreements.

Prior to the votes being taken to approve the Advisory Agreements and Sub-Advisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. In their deliberations with respect to these matters, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

At a meeting held on September 14, 2006, the Board of Trustees of the Trust, including the Independent Trustees, approved the Advisory Agreement and Sub-Advisory Agreement for the Main Street Small Cap Fund, subject to approval by the shareholders of the Fund of the Advisory Agreement and Sub-Advisory Agreement. In preparation for the meeting, the Trustees requested, and the Adviser and Sub-Adviser provided in advance of the meeting, certain materials relevant to the consideration of the Advisory Agreement and Sub-Advisory Agreement. The Trustees also requested, and received in advance of the meeting, a fee study report with respect to the Fund prepared by the Adviser using

Notes to Financial Statements (Continued)

information provided by an independent third-party vendor. This fee study identified relevant peer group funds and presented comparative information concerning advisory fees and total expense ratios. The Trustees also received in board materials in advance of the meeting memoranda prepared by counsel to the Independent Trustees addressing their duties and responsibilities in approving the Advisory Agreement and Sub-Advisory Agreement, including identification of types of information relevant to such consideration.

At the meeting, representatives of the Adviser made an extensive presentation concerning the Adviser's operations and capabilities as well as the investment strategy to be pursued by the Fund and the Sub-Adviser's capabilities in managing such a strategy.

In approving the Advisory Agreement, the Trustees took note of the fact that the Adviser would delegate substantially all responsibility for furnishing a continuous investment program for the Fund, and making investment decisions with respect to the Fund's assets, to the Sub-Adviser. The Trustees examined the Adviser's ability to provide investment oversight, administrative and shareholder services to the Fund. The Trustees also considered the experience and qualifications of the personnel of the Adviser that would be performing, or overseeing the performance of, the services to be provided to the Fund and the needs of the Fund for administrative and shareholder services. Based on the above, the Trustees concluded that the resources to be devoted by the Adviser were appropriate to fulfill effectively its duties under the Advisory Agreement.

The Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the Fund. Such factors included (i) the ability of the Adviser to monitor the operations and performance of the Fund's Sub-Adviser, (ii) the financial condition, stability and business strategy of the Adviser, (iii) the ability of the Adviser with respect to regulatory compliance and the ability to monitor compliance with the investment policies of the Fund, (iv) possible economies of scale, and (v) any conditions affecting the Adviser's future provision of high quality services to the Fund. The Trustees concluded that the anticipated scope and quality of the services to be provided by the Adviser were satisfactory, in light of market conditions, the resources to be dedicated by the Adviser and its integrity, personnel, and financial resources, to merit approval of the Advisory Agreement.

The Trustees took into account not only the actual dollar amount of fees to be paid by the Fund to the Adviser, but also took into account the estimated profitability of the Fund to the Adviser and the so-called "fallout benefits" to the Adviser, such as any reputational value derived from serving as investment adviser to the Fund. The Trustees considered the fact that the advisory fee did not contain breakpoints due to the Adviser choosing to price for the long-term. The Trustees also reviewed the historical performance of a Fund with investment objectives, policies and investment strategies similar to that of the Fund managed by an affiliate of the Sub-Adviser.

Based on the foregoing, the Trustees concluded that the fees to be paid to the Adviser under the Advisory Agreement and the Fund's total expenses were fair and reasonable, given the anticipated scope and quality of the services to be rendered by the Adviser.

In approving the Sub-Advisory Agreement with respect to the Fund, the Trustees considered a wide range of information about, among other things: the Sub-Adviser and its personnel with responsibilities for providing services to the Fund; the terms of the Sub-Advisory Agreement; the scope and quality of services to be provided to the Fund under the Sub-Advisory Agreement; and the fees payable to the Sub-Adviser by the Adviser. The Trustees were informed that the sub-advisory fee was negotiated at arm's length. The Trustees were also informed that the Sub-Adviser may receive research services from brokers in connection with portfolio securities transactions for the Fund and that research services furnished by brokers through which the Fund effects securities transactions may be used by the Sub-Adviser in advising other accounts that it advises. Conversely, research services furnished to the Sub-Adviser in connection with other accounts the Sub-Adviser advises may be used by the Sub-Adviser in advising the Fund.

Notes to Financial Statements (Continued)

Based on the foregoing, the Trustees concluded that the investment processes, research capabilities and philosophies of the Sub-Adviser would be well suited to the Fund, given its investment objectives and policies.

Following their review, the Trustees determined that the terms of the Advisory Agreement and Sub-Advisory Agreement were fair and reasonable with respect to the Fund and were in the best interests of the Fund's shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Advisory Agreement and the Sub-Advisory Agreement.

Prior to the votes being taken to approve the Advisory Agreement and Sub-Advisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. In their deliberations with respect to these matters, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

12.  Submission of matters to a vote of security holders (Unaudited)
   Pursuant to a written consent, dated May 1, 2006, MassMutual, in its capacity as the majority shareholder of the Value Fund, Core Growth Fund, Discovery Value Fund, Small Capitalization Value Fund and Small Company Opportunities Fund, approved the Investment Sub-Advisory Agreements between MassMutual and OFI Institutional for each Fund in the form attached to the Information Statement dated April 10, 2006.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of MassMutual Premier Funds:

We have audited the statements of assets and liabilities, including the portfolios of investments, of MassMutual Premier Funds (the "Trust"), comprised of the MassMutual Premier Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected Bond Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier Strategic Income Fund, MassMutual Premier High Yield Fund, MassMutual Premier Balanced Fund, MassMutual Premier Value Fund, MassMutual Premier Enhanced Index Value Fund, MassMutual Premier Enhanced Index Value Fund II, MassMutual Premier Enhanced Index Core Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Capital Appreciation Fund, MassMutual Premier Core Growth Fund, MassMutual Premier Enhanced Index Growth Fund, MassMutual Premier Discovery Value Fund (formerly known as MassMutual Premier Mid-Cap Value Fund), MassMutual Premier Small Capitalization Value Fund, MassMutual Premier Main Street Small Cap Fund, MassMutual Premier Small Company Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund and MassMutual Premier Focused International Fund (the "Funds") as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Trust as of October 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
December 29, 2006

Trustees and Officers (Unaudited)

The following table lists the Trust's trustees and officers as of October 31, 2006; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Premier Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

Disinterested Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Ronald J. Abdow Age: 74	Trustee of the Trust	Since 2004	Chairman, Abdow Corporation (operator of restaurants).	31	Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Partner, Abdow Partnership, Abdow Auburn Associates and Abdow Hazard Associates (owners and operators of restaurant properties); Chairman, Western Mass Development Corp.; Chairman, American International College; Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

	Nabil N. El-Hage Age: 48	Chairman and Trustee of the Trust	Since 2003	Professor of Management Practice (since 2005), Senior Lecturer, Finance (2003-2005), Harvard Business School.	31	Chairman (1995-2005) and CEO (1995-2003), Jeepers! Inc. (indoor amusement centers); Chairman (since 2006), Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

	Maria D. Furman Age: 52	Trustee of the Trust	Since 2004	Managing Director, Director and Portfolio Manager (1976-2002), Standish, Ayer and Wood (investment management).	31	Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Disinterested Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	C. Ann Merrifield Age: 55	Trustee of the Trust	Since 2004	President, Biosurgery (since 2003), Executive Vice President, Biosurgery (2001-2003), President, Genetics (1997-2001), Genzyme Corporation.	31	Director (since 1997), Playtex Products, Inc.; Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

	Corine T. Norgaard Age: 69	Trustee of the Trust	Since 2004	President (2004-2005), Thompson Enterprises (real estate investment); Dean (1996-2004), Barney School of Business at the University of Hartford.	33	Director (since 1992), ING Variable Funds (formerly Aetna Variable Fund); Director (since 1993), ING Series Fund, Inc. (formerly Aetna Series Fund); Trustee (since 1997), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Interested Trustees

	Frederick C. Castellani Age: 59	Vice Chairman, Trustee, and President of the Trust	Since 2006	Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual.	79	Trustee and President (since 2001), MassMutual Select Funds (open-end investment company); Trustee (since 2001), Vice President (since 2006), MML Series Investment Fund (open-end investment company); Trustee, Vice Chairman and Vice President (since 2006), MML Series Investment Fund II (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees	Name, Address*, and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
	Nicholas H. Palmerino Age: 41	Chief Financial Officer and Treasurer of Trust	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.; Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company)	79

	Kristin L. Bushard Age: 39	Vice President of the Trust	Since 2005	Assistant Vice President (since 2005), Managing Director (2003-2005), MassMutual; Assistant Vice President (2000-2003), Allmerica Asset Management; Vice President (since 2005), MassMutual Select Funds (open-end investment company); Vice President (since 2005) MML Series Investment Fund (open-end investment company); Vice President (since 2005), MML Series Investment Fund II (open-end investment company).	79

	Michael A. Chong Age: 48	Vice President and Chief Compliance Officer of the Trust	Since 2004	Vice President, Compliance (since 2004), Vice President and Associate General Counsel (1999-2004), Second Vice President (1996-1999), MassMutual; Vice President and Chief Compliance Officer (since 2004), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2004), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2005), MML Series Investment Fund II (open-end investment company).	79

	John E. Deitelbaum Age: 38	Vice President, Clerk and Chief Legal Officer of the Trust	Since 2006	Vice President and Associate General Counsel (since 2006), Second Vice President and Associate General Counsel (2000-2006), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2006), MassMutual Select Funds (open-end investment company); Vice President, Secretary and Chief Legal Officer (since 2006), MML Series Investment Fund (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2006), MML Series Investment Fund II (open-end investment company).	79

	Eric H. Wietsma Age: 40	Vice President of the Trust	Since 2006	Vice President (since 2005), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; Vice President (since 2006), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	79

*  The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**  Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, (i) a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years and, (ii) an interested Trustee shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual, or an affiliate. However, any Trustee who attains the age of seventy-five years during 2006 shall retire and cease to serve as a Trustee on or before December 31, 2007.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended October 31, 2006 qualified for the dividends received deduction, as follows:

Fund Name	Dividends Received Deduction
Value Fund	100.00%

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended October 31, 2006:

Fund Name	Qualified Dividend Income
Diversified Bond Fund	0.02%
Strategic Income Fund	1.60%
Balanced Fund	41.97%
Value Fund	100.00%
Enhanced Index Value Fund	38.46%
Enhanced Index Value Fund II	35.58%
Enhanced Index Core Equity Fund	100.00%
Main Street Fund	51.57%
Capital Appreciation Fund	100.00%
Core Growth Fund	100.00%
Enhanced Index Growth Fund	100.00%
Discovery Value Fund	13.16%
Main Street Small Cap Fund	13.14%
Global Fund	72.13%
International Equity Fund	77.05%
Focused International Fund	67.27%

In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Other Information (Unaudited)

Fund Expenses October 31, 2006

Expense Examples	The following information is in regards to expenses for the six month period ended October 31, 2006:
As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested for the six month period ended October 31, 2006.

Actual Expenses	The first line of each table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes	The second line of each table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Other Information (Unaudited) (Continued)

The Funds incur ongoing operating expenses during the normal course of business, such as management fees, shareholder service fees, other expenses. The following tables, assuming a $1,000 investment in a class of shares, disclose the ending account value and operating expenses incurred for the six months ended October 31, 2006, based on, (1) the classes' actual return and actual expenses, and (2) a hypothetical annualized 5% return and the classes' actual expenses:

Money Market Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,022.50	$3.93
2) Hypothetical	1,000.00	1,021.32	3.92

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.77%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,023.80	$2.65
2) Hypothetical	1,000.00	1,022.58	2.65

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.52%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,023.60	$2.81
2) Hypothetical	1,000.00	1,022.43	2.80

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.55%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,024.10	$2.30
2) Hypothetical	1,000.00	1,022.94	2.29

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.45%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Short-Duration Bond Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,026.10	$4.70
2) Hypothetical	1,000.00	1,020.57	4.69

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.92%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,027.00	$3.42
2) Hypothetical	1,000.00	1,021.83	3.41

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.67%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,026.90	$3.01
2) Hypothetical	1,000.00	1,022.23	3.01

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.59%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,027.80	$2.76
2) Hypothetical	1,000.00	1,022.48	2.75

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.54%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,024.10	$6.22
2) Hypothetical	1,000.00	1,019.06	6.21

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.22%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Inflation-Protected Bond Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,033.50	$5.38
2) Hypothetical	1,000.00	1,019.91	5.35

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.05%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,035.20	$4.10
2) Hypothetical	1,000.00	1,021.17	4.08

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.80%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,036.20	$3.34
2) Hypothetical	1,000.00	1,021.93	3.31

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.65%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,037.10	$2.82
2) Hypothetical	1,000.00	1,022.43	2.80

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.55%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,032.20	$6.92
2) Hypothetical	1,000.00	1,018.40	6.87

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.35%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Core Bond Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,039.20	$4.93
2) Hypothetical	1,000.00	1,020.37	4.89

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.96%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,040.90	$3.65
2) Hypothetical	1,000.00	1,021.63	3.62

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.71%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,040.80	$3.29
2) Hypothetical	1,000.00	1,021.98	3.26

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.64%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,041.50	$3.04
2) Hypothetical	1,000.00	1,022.23	3.01

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.59%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,036.70	$6.62
2) Hypothetical	1,000.00	1,018.70	6.56

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.29%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Diversified Bond Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,041.30	$5.09
2) Hypothetical	1,000.00	1,020.21	5.04

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.99%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,043.50	$3.86
2) Hypothetical	1,000.00	1,021.42	3.82

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.75%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,042.30	$3.81
2) Hypothetical	1,000.00	1,021.48	3.77

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.74%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,044.10	$3.56
2) Hypothetical	1,000.00	1,021.73	3.52

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.69%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,039.70	$6.63
2) Hypothetical	1,000.00	1,018.70	6.56

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.29%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Strategic Income Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,027.10	$5.93
2) Hypothetical	1,000.00	1,019.36	5.90

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.16%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,028.90	$4.55
2) Hypothetical	1,000.00	1,020.72	4.53

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.89%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,028.90	$3.89
2) Hypothetical	1,000.00	1,021.37	3.87

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.76%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,028.90	$3.63
2) Hypothetical	1,000.00	1,021.63	3.62

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.71%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,026.00	$7.05
2) Hypothetical	1,000.00	1,018.25	7.02

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.38%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

High Yield Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,039.30	$5.91
2) Hypothetical	1,000.00	1,019.41	5.85

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.15%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,041.10	$4.63
2) Hypothetical	1,000.00	1,020.67	4.58

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.90%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,041.90	$3.86
2) Hypothetical	1,000.00	1,021.42	3.82

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.75%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,042.00	$3.60
2) Hypothetical	1,000.00	1,021.68	3.57

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.70%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,038.20	$7.50
2) Hypothetical	1,000.00	1,017.85	7.43

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.46%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Balanced Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,051.00	$6.00
2) Hypothetical	1,000.00	1,019.36	5.90

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.16%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,052.40	$4.71
2) Hypothetical	1,000.00	1,020.62	4.63

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.91%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,052.80	$3.93
2) Hypothetical	1,000.00	1,021.37	3.87

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.76%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,053.30	$3.11
2) Hypothetical	1,000.00	1,022.18	3.06

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.60%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,049.30	$7.59
2) Hypothetical	1,000.00	1,017.80	7.48

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.47%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Value Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,052.30	$5.74
2) Hypothetical	1,000.00	1,019.61	5.65

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.11%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,053.90	$4.25
2) Hypothetical	1,000.00	1,021.07	4.18

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.82%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,054.40	$3.68
2) Hypothetical	1,000.00	1,021.63	3.62

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.71%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,055.00	$3.16
2) Hypothetical	1,000.00	1,022.13	3.11

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.61%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,050.60	$7.39
2) Hypothetical	1,000.00	1,018.00	7.27

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.43%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Enhanced Index Value Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,074.30	$5.70
2) Hypothetical	1,000.00	1,019.71	5.55

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.09%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,077.20	$4.40
2) Hypothetical	1,000.00	1,020.97	4.28

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.84%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,077.90	$3.61
2) Hypothetical	1,000.00	1,021.73	3.52

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.69%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,077.80	$3.09
2) Hypothetical	1,000.00	1,022.23	3.01

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.59%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,073.20	$7.32
2) Hypothetical	1,000.00	1,018.15	7.12

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.40%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Enhanced Index Value Fund II

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,074.70	$5.65
2) Hypothetical	1,000.00	1,019.76	5.50

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.08%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,075.70	$4.34
2) Hypothetical	1,000.00	1,021.02	4.23

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.83%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,076.60	$3.56
2) Hypothetical	1,000.00	1,021.78	3.47

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.68%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,076.50	$3.04
2) Hypothetical	1,000.00	1,022.28	2.96

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.58%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,073.00	$7.32
2) Hypothetical	1,000.00	1,018.15	7.12

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.40%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Enhanced Index Core Equity Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,060.40	$5.66
2) Hypothetical	1,000.00	1,019.71	5.55

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.09%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,062.00	$4.37
2) Hypothetical	1,000.00	1,020.97	4.28

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.84%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,062.80	$3.59
2) Hypothetical	1,000.00	1,021.73	3.52

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.69%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,063.60	$3.07
2) Hypothetical	1,000.00	1,022.23	3.01

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.59%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,058.70	$7.26
2) Hypothetical	1,000.00	1,018.15	7.12

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.40%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Main Street Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,048.00	$6.35
2) Hypothetical	1,000.00	1,019.00	6.26

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.23%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,049.60	$4.80
2) Hypothetical	1,000.00	1,020.52	4.74

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.93%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,050.50	$4.29
2) Hypothetical	1,000.00	1,021.02	4.23

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.83%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,051.30	$3.10
2) Hypothetical	1,000.00	1,022.18	3.06

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.60%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,047.00	$7.89
2) Hypothetical	1,000.00	1,017.49	7.78

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.53%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Capital Appreciation Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,000.00	$5.49
2) Hypothetical	1,000.00	1,019.71	5.55

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.09%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,000.90	$4.89
2) Hypothetical	1,000.00	1,020.32	4.94

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.97%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,001.80	$4.14
2) Hypothetical	1,000.00	1,021.07	4.18

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.82%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,001.80	$3.58
2) Hypothetical	1,000.00	1,021.63	3.62

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.71%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$998.20	$7.35
2) Hypothetical	1,000.00	1,017.85	7.43

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.46%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Core Growth Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$976.50	$5.98
2) Hypothetical	1,000.00	1,019.16	6.11

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.20%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$977.70	$4.74
2) Hypothetical	1,000.00	1,020.42	4.84

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.95%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$978.80	$3.99
2) Hypothetical	1,000.00	1,021.17	4.08

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.80%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$978.80	$3.74
2) Hypothetical	1,000.00	1,021.42	3.82

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.75%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$975.50	$7.47
2) Hypothetical	1,000.00	1,017.64	7.63

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.50%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Enhanced Index Growth Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,032.80	$5.64
2) Hypothetical	1,000.00	1,019.66	5.60

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.10%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,033.80	$4.31
2) Hypothetical	1,000.00	1,020.97	4.28

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.84%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,034.90	$3.59
2) Hypothetical	1,000.00	1,021.68	3.57

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.70%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,034.80	$3.03
2) Hypothetical	1,000.00	1,022.23	3.01

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.59%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,030.50	$7.17
2) Hypothetical	1,000.00	1,018.15	7.12

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.40%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Discovery Value Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,036.70	$7.19
2) Hypothetical	1,000.00	1,018.15	7.12

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.40%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,037.60	$5.91
2) Hypothetical	1,000.00	1,019.41	5.85

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.15%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,039.40	$5.14
2) Hypothetical	1,000.00	1,020.16	5.09

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.00%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,038.50	$4.78
2) Hypothetical	1,000.00	1,020.52	4.74

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.93%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,035.00	$8.72
2) Hypothetical	1,000.00	1,016.64	8.64

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.70%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Small Capitalization Value Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$986.70	$6.51
2) Hypothetical	1,000.00	1,018.65	6.61

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.30%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$990.30	$5.27
2) Hypothetical	1,000.00	1,019.91	5.35

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.05%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$988.50	$4.51
2) Hypothetical	1,000.00	1,020.67	4.58

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.90%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$989.20	$4.26
2) Hypothetical	1,000.00	1,020.92	4.33

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.85%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$985.40	$8.01
2) Hypothetical	1,000.00	1,017.14	8.13

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.60%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Main Street Small Cap Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred
1) Actual	$1,000.00	$1,045.00	$1.12	*
2) Hypothetical	1,000.00	1,003.57	1.10	**

*  Expenses are calculated using the annualized expense ratio for the period September 27, 2006 (commencement of operations) through October 31, 2006 of 1.14% multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.14%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred
1) Actual	$1,000.00	$1,045.00	$0.87	*
2) Hypothetical	1,000.00	1,003.81	0.86	**

*  Expenses are calculated using the annualized expense ratio for the period September 27, 2006 (commencement of operations) through October 31, 2006 of 0.89% multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.89%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred
1) Actual	$1,000.00	$1,045.00	$0.77	*
2) Hypothetical	1,000.00	1,003.89	0.76	**

*  Expenses are calculated using the annualized expense ratio for the period September 27, 2006 (commencement of operations) through October 31, 2006 of 0.79% multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.79%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class S

	Beginning Value	Ending Value	Operating Expense Incurred
1) Actual	$1,000.00	$1,045.00	$0.68	*
2) Hypothetical	1,000.00	1,004.00	0.66	**

*  Expenses are calculated using the annualized expense ratio for the period September 27, 2006 (commencement of operations) through October 31, 2006 of 0.69% multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.69%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred
1) Actual	$1,000.00	$1,044.00	$1.47	*
2) Hypothetical	1,000.00	1,003.22	1.44	**

*  Expenses are calculated using the annualized expense ratio for the period September 27, 2006 (commencement of operations) through October 31, 2006 of 1.50% multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

**  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.50%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Small Company Opportunities Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$967.50	$5.65
2) Hypothetical	1,000.00	1,019.46	5.80

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.14%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$968.80	$4.42
2) Hypothetical	1,000.00	1,020.72	4.53

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.89%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$969.40	$3.92
2) Hypothetical	1,000.00	1,021.22	4.02

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.79%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$969.50	$3.43
2) Hypothetical	1,000.00	1,021.73	3.52

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.69%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$966.20	$7.38
2) Hypothetical	1,000.00	1,017.69	7.58

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.49%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Global Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,016.40	$7.27
2) Hypothetical	1,000.00	1,018.00	7.27

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.43%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,017.90	$5.80
2) Hypothetical	1,000.00	1,019.46	5.80

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.14%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,017.90	$5.24
2) Hypothetical	1,000.00	1,020.01	5.24

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.03%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,018.70	$4.53
2) Hypothetical	1,000.00	1,020.72	4.53

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 0.89%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,015.50	$7.72
2) Hypothetical	1,000.00	1,017.54	7.73

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.52%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

International Equity Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,030.50	$7.78
2) Hypothetical	1,000.00	1,017.54	7.73

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.52%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,032.40	$6.51
2) Hypothetical	1,000.00	1,018.80	6.46

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.27%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,032.10	$5.74
2) Hypothetical	1,000.00	1,019.56	5.70

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.12%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,032.00	$5.58
2) Hypothetical	1,000.00	1,019.71	5.55

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.09%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,028.60	$9.31
2) Hypothetical	1,000.00	1,016.30	9.25

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.82%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Focused International Fund

Class A

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,025.60	$8.07
2) Hypothetical	1,000.00	1,017.24	8.03

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.58%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class L

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,027.30	$6.80
2) Hypothetical	1,000.00	1,018.50	6.77

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.33%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Class Y

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,027.20	$6.03
2) Hypothetical	1,000.00	1,019.26	6.01

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.18%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class S

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,028.10	$5.88
2) Hypothetical	1,000.00	1,019.41	5.85

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.15%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Class N

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,024.00	$9.59
2) Hypothetical	1,000.00	1,015.73	9.55

*  Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2006 of 1.88%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Massachusetts Mutual Life Insurance Company

and affiliated companies

Springfield MA 01111-0001

www.massmutual.com

Distributor

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

December 29, 2006

© 2005 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111. All rights reserved.

MassMutual Financial Group is a marketing designation (or fleet name) for

Massachusetts Mutual Life Insurance Company (MassMutual) and its subsidiaries.

L4544 1206

Item 2. Code of Ethics.

As of October 31, 2006, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended October 31, 2006,      there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under item 12 (a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Nabil N. El-Hage, a member of the Audit Committee, is audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. El-Hage is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a)          AUDIT FEES: The aggregate fees paid and accrued by the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2006 and 2005 were $468,000 and $319,700, respectively.

(b)         AUDIT RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and other related services by Deloitte & Touche LLP to the Registrant for 2006 and 2005 were $0 and $13,400, (for work performed in connection with the Registrant’s reorganization effective November 1, 2004), respectively.

(c)          TAX FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2006 and 2005 were $79,600 and $41,700, respectively.

(d)         ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2006 and 2005.

(e)          (1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2006 and 2005 were pre-approved by the committee.

(2) Not applicable.

(f)            Not applicable.

(g)         The aggregate non-audit fees billed by Deloitte and Touche LLP for services rendered to the Registrant, and the Registrant’s adviser, for the fiscal years 2006 and 2005 were $352,190 and $388,552, respectively.

(h)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Premier Funds

By (Signature and Title)	/s/ Frederick C. Castellani
Frederick C. Castellani, President and Principal Executive Officer

Date	12/21/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Frederick C. Castellani
Frederick C. Castellani, President and Principal Executive Officer

Date	12/21/06

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date	12/21/06